UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Rydex Series Funds

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DOMESTIC EQUITY FUNDS

INTERNATIONAL EQUITY FUNDS

EUROPE 1.25x STRATEGY FUND

JAPAN 2x STRATEGY FUND

SPECIALTY FUNDS

STRENGTHENING DOLLAR 2x STRATEGY FUND

WEAKENING DOLLAR 2x STRATEGY FUND

REAL ESTATE FUND

FIXED INCOME FUNDS

GOVERNMENT LONG BOND 1.2x

STRATEGY FUND

INVERSE GOVERNMENT LONG BOND

STRATEGY FUND

HIGH YIELD STRATEGY FUND

INVERSE HIGH YIELD STRATEGY FUND

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

NOVA FUND
S&P 500 FUND
INVERSE S&P 500 STRATEGY FUND
NASDAQ-100® FUND
INVERSE NASDAQ-100® STRATEGY FUND
MID-CAP 1.5x STRATEGY FUND
INVERSE MID-CAP STRATEGY FUND
RUSSELL 2000® 1.5x STRATEGY FUND
RUSSELL 2000® FUND
INVERSE RUSSELL 2000® STRATEGY FUND
S&P 500 PURE GROWTH FUND
S&P 500 PURE VALUE FUND
S&P MIDCAP 400 PURE GROWTH FUND
S&P MIDCAP 400 PURE VALUE FUND
S&P SMALLCAP 600 PURE GROWTH FUND
S&P SMALLCAP 600 PURE VALUE FUND

GO GREEN!

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

TO OUR SHAREHOLDERS:

A restructuring of Greece’s massive debt, continued accommodation by the world’s major central banks and better news on the U.S. economy helped support financial markets over the fiscal year ended March 31, 2012, with the S&P 500® Index* rising about 9%. Market optimism peaked in early 2012, when several major equity indices pushed to the highest levels in four years or more. But the mood grew more cautious late in the period after the Federal Reserve (“the Fed”) expressed views that continued weakness in housing and employment may pose a risk to the strength of the recovery.

U.S. equities experienced big intra-year swings. Markets swooned by nearly 20% last summer amid the loss of the U.S. AAA credit rating, the end of the Fed’s second round of quantitative easing and rising oil prices. But after touching the year’s low in early October, improving U.S. economic data and European Central Bank’s injections of three-year loans into the continent’s banking system helped markets make up lost ground, which carried over into a strong first quarter of 2012.

Among the upbeat U.S. economic reports in recent months: more than 600,000 jobs have been added since the beginning of 2012; house prices have fallen enough to start to spur demand, lifting sales and new construction; and the U.S. GDP expanded at an annual rate of 3% in the fourth quarter of 2011, its strongest rate in a year and a half. Consumer confidence climbed in March to its highest level in a year.

While acknowledging the good news, the Fed warned that policymakers cannot be sure the recent pace of improvement will be sustained unless growth picks up. To foster growth, the Fed has said it will leave its key interest rate close to zero at least through 2014, despite arguments by some Fed officials and investors that the Fed may have to consider raising rates much earlier than that to prevent inflation. For now, the Fed’s leadership appears to be committed to keeping rates low, thus reducing borrowing costs for businesses and consumers. Consumer spending remains sluggish, and lackluster forecasts for first-quarter corporate profits were a reminder that the economic recovery remains fragile.

The world’s leading central bankers have continued to take steps to recharge the global economy. Greece’s debt restructuring enabled a new international bailout, while an injection of liquidity from the European Central Bank lessened financial stresses across the continent and contributed to improvement in global financial markets. However, March manufacturing gauges indicated that the eurozone has entered a period of economic contraction, meaning that policy makers may need to do more to revive economic growth across the region. The Bank of England and the Bank of Japan have also increased asset-buying programs. In China, recent strong factory data eased fears that a hard landing could wreak havoc on the global economy. The country cut its annual growth target to 7.5%, as its policymakers are trying to shift the country away from investment and exports and to greater domestic consumption.

Improvement in the U.S. economy is luring investors from ultra-safe, but often low-yielding assets. Falling U.S. Treasury bond prices, for example, boosted yields from a 70-year low last fall to a recent range of around 2% for the 10-year note. After outperforming equities for much of the past decade, and drawing heavy asset flows, many analysts are cautious about certain fixed-income sectors, particularly government debt, as the economy improves and the potential grows for a rise in interest rates. Investment-grade and higher-yielding corporates, however, are expected to continue to outperform.

Likewise, commodities, which had been slumping since mid-2011 due to slowing economic activity and the European debt crisis, rebounded in early 2012 on stronger macroeconomic data, with the price of a barrel of oil surging from last October’s $77 to a peak of $113 in late February. Investors also have been shifting out of gold to assets with greater return potential; after peaking at nearly $2,000 last summer, the price per ounce has fallen back to around $1,600.

The U.S. economy seems to be decoupling from slowing growth in the rest of the world and from ongoing uncertainty in the European debt crisis, as well as the domestic debate over tax and spending policy. In this resiliency, we see potential in U.S. investments, including equities, high yield bonds, bank loans and other risk assets. It appears that the U.S. may have entered a period of self-sustaining, if modest, economic expansion, driven primarily by the aggressive monetary policy of the Fed and reinforced by the ECB, and is increasingly becoming the economic locomotive of the global economy.

2  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Donald C. Cacciapaglia

President

*S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888

The referenced funds are distributed by Rydex Distributors, LLC. Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC, which includes Security Investors, LLC, the investment advisor to the referenced funds. Rydex Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%— in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

4  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2011 and ending March 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.24%	39.40%	$1,000.00	$1,394.00	$7.42
Advisor Class	1.75%	39.08%	1,000.00	1,390.80	10.46
A-Class	1.49%	39.24%	1,000.00	1,392.40	8.91
C-Class	2.24%	38.76%	1,000.00	1,387.60	13.37
S&P 500 Fund
A-Class	1.49%	24.89%	1,000.00	1,248.90	8.38
C-Class	2.24%	24.41%	1,000.00	1,244.10	12.57
H-Class	1.48%	24.94%	1,000.00	1,249.40	8.32
Inverse S&P 500 Strategy Fund
Investor Class	1.41%	(22.59%)	1,000.00	774.10	6.25
Advisor Class	1.90%	(22.78%)	1,000.00	772.20	8.42
A-Class	1.65%	(22.69%)	1,000.00	773.10	7.31
C-Class	2.40%	(22.97%)	1,000.00	770.30	10.62
NASDAQ-100® Fund
Investor Class	1.25%	28.74%	1,000.00	1,287.40	7.15
Advisor Class	1.75%	28.36%	1,000.00	1,283.60	9.99
A-Class	1.50%	28.53%	1,000.00	1,285.30	8.57
C-Class	2.25%	28.07%	1,000.00	1,280.70	12.83
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.43%	(24.82%)	1,000.00	751.80	6.26
Advisor Class	1.95%	(24.75%)	1,000.00	752.50	8.54
A-Class	1.67%	(25.00%)	1,000.00	750.00	7.31
C-Class	2.42%	(25.27%)	1,000.00	747.30	10.57
Mid-Cap 1.5x Strategy Fund
A-Class	1.63%	41.74%	1,000.00	1,417.40	9.88
C-Class	2.39%	41.25%	1,000.00	1,412.50	14.41
H-Class	1.64%	41.96%	1,000.00	1,419.60	9.92
Inverse Mid-Cap Strategy Fund
A-Class	1.64%	(24.88%)	1,000.00	751.20	7.18
C-Class	2.40%	(25.14%)	1,000.00	748.60	10.49
H-Class	1.65%	(24.87%)	1,000.00	751.30	7.22
Russell 2000® 1.5x Strategy Fund
A-Class	1.74%	43.88%	1,000.00	1,438.80	10.61
C-Class	2.50%	43.30%	1,000.00	1,433.00	15.21
H-Class	1.74%	43.89%	1,000.00	1,438.90	10.61
Russell 2000® Fund
A-Class	1.58%	29.54%	1,000.00	1,295.40	9.07
C-Class	2.35%	29.02%	1,000.00	1,290.20	13.45
H-Class	1.58%	29.47%	1,000.00	1,294.70	9.06
Inverse Russell 2000® Strategy Fund
A-Class	1.75%	(27.28%)	1,000.00	727.20	7.56
C-Class	2.52%	(27.52%)	1,000.00	724.80	10.87
H-Class	1.76%	(27.27%)	1,000.00	727.30	7.60
S&P 500 Pure Growth Fund
A-Class	1.50%	23.78%	1,000.00	1,237.80	8.39
C-Class	2.24%	23.30%	1,000.00	1,233.00	12.50
H-Class	1.50%	23.75%	1,000.00	1,237.50	8.39
S&P 500 Pure Value Fund
A-Class	1.49%	28.19%	1,000.00	1,281.90	8.50
C-Class	2.25%	27.71%	1,000.00	1,277.10	12.81
H-Class	1.49%	28.19%	1,000.00	1,281.90	8.50
S&P MidCap 400 Pure Growth Fund
A-Class	1.48%	22.29%	1,000.00	1,222.90	8.22
C-Class	2.23%	21.79%	1,000.00	1,217.90	12.36
H-Class	1.48%	22.24%	1,000.00	1,222.40	8.22

6  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
S&P MidCap 400 Pure Value Fund
A-Class	1.47%	30.35%	$1,000.00	$1,303.50	$8.47
C-Class	2.24%	29.82%	1,000.00	1,298.20	12.87
H-Class	1.48%	30.32%	1,000.00	1,303.20	8.52
S&P SmallCap 600 Pure Growth Fund
A-Class	1.50%	26.82%	1,000.00	1,268.20	8.51
C-Class	2.23%	26.38%	1,000.00	1,263.80	12.62
H-Class	1.49%	26.86%	1,000.00	1,268.60	8.45
S&P SmallCap 600 Pure Value Fund
A-Class	1.49%	32.43%	1,000.00	1,324.30	8.66
C-Class	2.24%	31.85%	1,000.00	1,318.50	12.98
H-Class	1.48%	32.30%	1,000.00	1,323.00	8.60
Europe 1.25x Strategy Fund
A-Class	1.63%	20.52%	1,000.00	1,205.20	8.99
C-Class	2.41%	20.48%	1,000.00	1,204.80	13.30
H-Class	1.64%	20.71%	1,000.00	1,207.10	9.07
Japan 2x Strategy Fund
A-Class	1.48%	19.86%	1,000.00	1,198.60	8.13
C-Class	2.23%	19.54%	1,000.00	1,195.40	12.24
H-Class	1.48%	19.89%	1,000.00	1,198.90	8.14
Strengthening Dollar 2x Strategy Fund
A-Class	1.67%	(4.34%)	1,000.00	956.60	8.17
C-Class	2.42%	(4.65%)	1,000.00	953.50	11.82
H-Class	1.68%	(4.29%)	1,000.00	957.10	8.22
Weakening Dollar 2x Strategy Fund
A-Class	1.68%	0.85%	1,000.00	1,008.50	8.44
C-Class	2.42%	0.57%	1,000.00	1,005.70	12.13
H-Class	1.67%	0.85%	1,000.00	1,008.50	8.39
Real Estate Fund
A-Class	1.59%	25.45%	1,000.00	1,254.50	8.96
C-Class	2.33%	24.95%	1,000.00	1,249.50	13.10
H-Class	1.58%	25.48%	1,000.00	1,254.80	8.91
Government Long Bond 1.2x Strategy Fund
Investor Class	0.93%	(7.61%)	1,000.00	923.90	4.47
Advisor Class	1.44%	(7.95%)	1,000.00	920.50	6.91
A-Class	1.18%	(7.77%)	1,000.00	922.30	5.67
C-Class	1.93%	(8.13%)	1,000.00	918.70	9.26
Inverse Government Long Bond Strategy Fund
Investor Class	3.68%	4.09%	1,000.00	1,040.90	18.78
Advisor Class	4.11%	3.36%	1,000.00	1,033.60	20.90
A-Class	3.95%	3.96%	1,000.00	1,039.60	20.14
C-Class	4.69%	3.59%	1,000.00	1,035.90	23.87
High Yield Strategy Fund
A-Class	1.47%	13.12%	1,000.00	1,131.20	7.83
C-Class	2.23%	12.75%	1,000.00	1,127.50	11.86
H-Class	1.47%	13.14%	1,000.00	1,131.40	7.83
Inverse High Yield Strategy Fund
A-Class	1.50%	(13.99%)	1,000.00	860.10	6.98
C-Class	2.23%	(14.22%)	1,000.00	857.80	10.36
H-Class	1.50%	(13.91%)	1,000.00	860.90	6.98
U.S. Government Money Market Fund
Investor Class	0.11%	0.00%	1,000.00	1,000.00	0.55
Investor2 Class	0.11%	0.00%	1,000.00	1,000.00	0.55
Advisor Class	0.11%	0.00%	1,000.00	1,000.00	0.55
A-Class	0.11%	0.00%	1,000.00	1,000.00	0.55
C-Class	0.11%	0.00%	1,000.00	1,000.00	0.55

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.24%	5.00%	$1,000.00	$1,018.80	$6.26
Advisor Class	1.75%	5.00%	1,000.00	1,016.25	8.82
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
S&P 500 Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
H-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
Inverse S&P 500 Strategy Fund
Investor Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Advisor Class	1.90%	5.00%	1,000.00	1,015.50	9.57
A-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
C-Class	2.40%	5.00%	1,000.00	1,013.00	12.08
NASDAQ-100® Fund
Investor Class	1.25%	5.00%	1,000.00	1,018.75	6.31
Advisor Class	1.75%	5.00%	1,000.00	1,016.25	8.82
A-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
C-Class	2.25%	5.00%	1,000.00	1,013.75	11.33
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.85	7.21
Advisor Class	1.95%	5.00%	1,000.00	1,015.25	9.82
A-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
Mid-Cap 1.5x Strategy Fund
A-Class	1.63%	5.00%	1,000.00	1,016.83	8.24
C-Class	2.39%	5.00%	1,000.00	1,013.06	12.02
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Inverse Mid-Cap Strategy Fund
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.40%	5.00%	1,000.00	1,013.00	12.08
H-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
Russell 2000® 1.5x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
C-Class	2.50%	5.00%	1,000.00	1,012.50	12.58
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Russell 2000® Fund
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.35%	5.00%	1,000.00	1,013.25	11.83
H-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
Inverse Russell 2000® Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.25	8.82
C-Class	2.52%	5.00%	1,000.00	1,012.40	12.68
H-Class	1.76%	5.00%	1,000.00	1,016.20	8.87
S&P 500 Pure Growth Fund
A-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
H-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
S&P 500 Pure Value Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.25%	5.00%	1,000.00	1,013.75	11.33
H-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
S&P MidCap 400 Pure Growth Fund
A-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
C-Class	2.23%	5.00%	1,000.00	1,013.85	11.23
H-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
S&P MidCap 400 Pure Value Fund
A-Class	1.47%	5.00%	1,000.00	1,017.65	7.41
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
H-Class	1.48%	5.00%	1,000.00	1,017.60	7.47

8  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
S&P SmallCap 600 Pure Growth Fund
A-Class	1.50%	5.00%	$1,000.00	$1,017.50	$7.57
C-Class	2.23%	5.00%	1,000.00	1,013.85	11.23
H-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
S&P SmallCap 600 Pure Value Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
H-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
Europe 1.25x Strategy Fund
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.41%	5.00%	1,000.00	1,012.94	12.14
H-Class	1.64%	5.00%	1,000.00	1,016.78	8.29
Japan 2x Strategy Fund
A-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
C-Class	2.23%	5.00%	1,000.00	1,013.85	11.23
H-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
Strengthening Dollar 2x Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
Weakening Dollar 2x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
Real Estate Fund
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73
H-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
Government Long Bond 1.2x Strategy Fund
Investor Class	0.93%	5.00%	1,000.00	1,020.35	4.70
Advisor Class	1.44%	5.00%	1,000.00	1,017.80	7.26
A-Class	1.18%	5.00%	1,000.00	1,019.10	5.96
C-Class	1.93%	5.00%	1,000.00	1,015.35	9.72
Inverse Government Long Bond Strategy Fund
Investor Class	3.68%	5.00%	1,000.00	1,006.60	18.46
Advisor Class	4.11%	5.00%	1,000.00	1,004.45	20.60
A-Class	3.95%	5.00%	1,000.00	1,005.25	19.80
C-Class	4.69%	5.00%	1,000.00	1,001.55	23.47
High Yield Strategy Fund
A-Class	1.47%	5.00%	1,000.00	1,017.65	7.41
C-Class	2.23%	5.00%	1,000.00	1,013.85	11.23
H-Class	1.47%	5.00%	1,000.00	1,017.65	7.41
Inverse High Yield Strategy Fund
A-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
C-Class	2.23%	5.00%	1,000.00	1,013.85	11.23
H-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
U.S. Government Money Market Fund
Investor Class	0.11%	5.00%	1,000.00	1,024.45	0.56
Investor2 Class	0.11%	5.00%	1,000.00	1,024.45	0.56
Advisor Class	0.11%	5.00%	1,000.00	1,024.45	0.56
A-Class	0.11%	5.00%	1,000.00	1,024.45	0.56
C-Class	0.11%	5.00%	1,000.00	1,024.45	0.56

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 2.31.%, 2.25%, 2.32%, and 2.31% lower for the Investor Class, Advisor Class, A-Class and C-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2011 to March 31, 2012.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index*. Nova Fund Investor Class returned 9.07%, while the S&P 500 Index returned 8.54% over the same period.

Sectors contributing most to performance of the index were Information Technology, Health Care, Consumer Discretionary and Consumer Staples. Energy, Financials and Materials detracted from performance of the index for the year.

Apple, Inc., International Business Machines Corp. and Microsoft Corp. were among the stocks which provided the most performance to the index during the year. Schlumberger Ltd., Hewlett-Packard Co. and Bank of America Corp. detracted from performance of the index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*Standard & Poor’s 500 Index (S&P 500®)—a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 12, 1993
Advisor Class	October 15, 1998
A-Class	March 31, 2004
C-Class	March 14, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.4%
Exxon Mobil Corp.	1.8%
International Business Machines Corp.	1.1%
Microsoft Corp.	1.1%
General Electric Co.	0.9%
Chevron Corp.	0.9%
AT&T, Inc.	0.8%
Procter & Gamble Co.	0.8%
Johnson & Johnson	0.8%
Wells Fargo & Co.	0.8%

Top Ten Total	11.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	9.07%	-2.08%	1.80%
Advisor Class Shares	8.57%	-2.57%	1.27%
C-Class Shares	8.00%	-3.05%	0.78%
C-Class Shares with CDSC†	7.00%	-3.05%	0.78%
S&P 500 Index	8.54%	2.01%	4.12%

			Since Inception (03/31/04)
A-Class Shares	8.79%	-2.32%	2.73%
A-Class Shares with sales charge‡	3.64%	-3.27%	2.11%
S&P 500 Index	8.54%	2.01%	4.96%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  11

SCHEDULE OF INVESTMENTS	March 31, 2012
NOVA FUND

	SHARES	VALUE
COMMON STOCKS† —55.6%
INFORMATION TECHNOLOGY—11.4%
Apple, Inc.*	3,089	$1,851,763
International Business Machines Corp.	3,841	801,425
Microsoft Corp.	24,751	798,221
Google, Inc. — Class A*	842	539,924
Intel Corp.	16,556	465,388
QUALCOMM, Inc.	5,603	381,117
Oracle Corp.	12,988	378,730
Cisco Systems, Inc.	17,839	377,295
EMC Corp.*	6,805	203,334
Visa, Inc. — Class A	1,650	194,700
Hewlett-Packard Co.	6,552	156,134
Mastercard, Inc. — Class A	351	147,610
eBay, Inc.*	3,798	140,108
Accenture plc — Class A	2,145	138,353
Texas Instruments, Inc.	3,805	127,886
Automatic Data Processing, Inc.	1,635	90,236
Dell, Inc.*	5,073	84,212
Cognizant Technology Solutions Corp. — Class A*	1,001	77,027
Corning, Inc.	5,047	71,062
Salesforce.com, Inc.*	454	70,149
Broadcom Corp. — Class A*	1,625	63,863
Yahoo!, Inc.*	4,022	61,215
Intuit, Inc.	980	58,927
Adobe Systems, Inc.*	1,636	56,131
NetApp, Inc.*	1,206	53,993
Applied Materials, Inc.	4,277	53,206
TE Connectivity Ltd.	1,412	51,891
Motorola Solutions, Inc.	977	49,661
Citrix Systems, Inc.*	617	48,687
Symantec Corp.*	2,416	45,179
Altera Corp.	1,073	42,727
Juniper Networks, Inc.*	1,745	39,926
Analog Devices, Inc.	987	39,875
SanDisk Corp.*	804	39,870
Red Hat, Inc.*	643	38,509
Teradata Corp.*	552	37,619
Western Union Co.	2,057	36,203
Xerox Corp.	4,413	35,657
F5 Networks, Inc.*	263	35,494
Motorola Mobility Holdings, Inc.*	877	34,413
CA, Inc.	1,211	33,375
Paychex, Inc.	1,073	33,252
Amphenol Corp. — Class A	542	32,395
Western Digital Corp.*	775	32,077
Autodesk, Inc.*	747	31,613
Xilinx, Inc.	867	31,585
Fiserv, Inc.*	455	31,572
NVIDIA Corp.*	2,025	31,165
KLA-Tencor Corp.	559	30,421
Micron Technology, Inc.*	3,269	26,479
Fidelity National Information Services, Inc.	778	25,767
Linear Technology Corp.	760	25,612

	SHARES	VALUE
Microchip Technology, Inc.	641	$23,845
BMC Software, Inc.*	546	21,927
Akamai Technologies, Inc.*	590	21,653
VeriSign, Inc.	532	20,397
Electronic Arts, Inc.*	1,101	18,144
Harris Corp.	378	17,040
LSI Corp.*	1,877	16,292
Computer Sciences Corp.	524	15,689
Advanced Micro Devices, Inc.*	1,939	15,551
Jabil Circuit, Inc.	616	15,474
Molex, Inc.	459	12,907
FLIR Systems, Inc.	508	12,857
SAIC, Inc.*	926	12,223
Total System Services, Inc.	529	12,204
Novellus Systems, Inc.*	233	11,629
JDS Uniphase Corp.*	758	10,983
Teradyne, Inc.*	614	10,370
Lexmark International, Inc. — Class A	234	7,778

Total Information Technology		8,659,996

FINANCIALS—8.3%
Wells Fargo & Co.	17,473	596,528
JPMorgan Chase & Co.	12,659	582,062
Berkshire Hathaway, Inc. — Class B*	5,824	472,618
Citigroup, Inc.	9,704	354,681
Bank of America Corp.	35,570	340,405
Goldman Sachs Group, Inc.	1,636	203,469
U.S. Bancorp	6,332	200,598
American Express Co.	3,362	194,526
Simon Property Group, Inc.	1,017	148,157
MetLife, Inc.	3,514	131,248
PNC Financial Services Group, Inc.	1,749	112,793
Capital One Financial Corp.	1,842	102,673
Morgan Stanley	5,055	99,280
Prudential Financial, Inc.	1,561	98,952
Bank of New York Mellon Corp.	3,992	96,327
American Tower Corp. — Class A	1,305	82,241
ACE Ltd.	1,121	82,057
Travelers Companies, Inc.	1,304	77,197
State Street Corp.	1,615	73,483
BB&T Corp.	2,316	72,699
Aflac, Inc.	1,557	71,606
BlackRock, Inc. — Class A	333	68,232
CME Group, Inc. — Class A	226	65,388
Public Storage	468	64,664
Equity Residential	995	62,307
Chubb Corp.	901	62,268
Marsh & McLennan Companies, Inc.	1,802	59,087
Franklin Resources, Inc.	473	58,666
Discover Financial Services	1,754	58,478
American International Group, Inc.*	1,784	55,000
ProLogis, Inc.	1,523	54,858
T. Rowe Price Group, Inc.	838	54,721
Ventas, Inc.	954	54,473
Allstate Corp.	1,654	54,450
HCP, Inc.	1,354	53,429
Aon plc	1,075	52,740

12 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
NOVA FUND

	SHARES	VALUE
Vornado Realty Trust	618	$52,036
Boston Properties, Inc.	493	51,760
Charles Schwab Corp.	3,584	51,502
Progressive Corp.	2,029	47,032
AvalonBay Communities, Inc.	320	45,232
Fifth Third Bancorp	3,055	42,923
SunTrust Banks, Inc.	1,765	42,660
Ameriprise Financial, Inc.	738	42,162
Weyerhaeuser Co.	1,894	41,516
Loews Corp.	1,023	40,787
Invesco Ltd.	1,478	39,418
Host Hotels & Resorts, Inc.	2,353	38,636
Health Care REIT, Inc.	701	38,527
Northern Trust Corp.	801	38,007
M&T Bank Corp.	423	36,750
IntercontinentalExchange, Inc.*	242	33,256
Regions Financial Corp.	4,673	30,795
Hartford Financial Services Group, Inc.	1,460	30,777
Principal Financial Group, Inc.	994	29,333
Moody’s Corp.	657	27,660
KeyCorp	3,165	26,903
SLM Corp.	1,682	26,508
Kimco Realty Corp.	1,348	25,962
NYSE Euronext	860	25,809
Lincoln National Corp.	966	25,464
Unum Group	963	23,574
XL Group plc — Class A	1,041	22,579
Plum Creek Timber Company, Inc.	538	22,359
CBRE Group, Inc. — Class A*	1,085	21,657
Comerica, Inc.	660	21,358
Cincinnati Financial Corp.	536	18,497
Huntington Bancshares, Inc.	2,864	18,473
Leucadia National Corp.	663	17,304
Torchmark Corp.	335	16,700
People’s United Financial, Inc.	1,187	15,716
Genworth Financial, Inc. — Class A*	1,624	13,512
Zions Bancorporation	608	13,048
Hudson City Bancorp, Inc.	1,743	12,741
Assurant, Inc.	293	11,867
Legg Mason, Inc.	408	11,395
Apartment Investment & Management Co.—Class A	410	10,828
NASDAQ OMX Group, Inc.*	417	10,800
E*Trade Financial Corp.*	839	9,187
First Horizon National Corp.	851	8,833
Federated Investors, Inc. — Class B	311	6,970

Total Financials		6,311,174

HEALTH CARE—6.3%
Johnson & Johnson	9,099	600,170
Pfizer, Inc.	24,985	566,160
Merck & Company, Inc.	10,086	387,302
Abbott Laboratories	5,209	319,260
UnitedHealth Group, Inc.	3,464	204,168
Bristol-Myers Squibb Co.	5,593	188,764
Amgen, Inc.	2,619	178,065

	SHARES	VALUE
Eli Lilly & Co.	3,394	$136,676
Medtronic, Inc.	3,446	135,048
Gilead Sciences, Inc.*	2,510	122,614
Celgene Corp.*	1,453	112,637
Baxter International, Inc.	1,857	111,011
Biogen Idec, Inc.*	788	99,264
Allergan, Inc.	1,005	95,907
Medco Health Solutions, Inc.*	1,288	90,546
Covidien plc	1,604	87,707
Express Scripts Holding Co.	1,610	87,230
WellPoint, Inc.	1,119	82,582
McKesson Corp.	816	71,620
Intuitive Surgical, Inc.*	126	68,261
Thermo Fisher Scientific, Inc.	1,209	68,164
Stryker Corp.	1,077	59,752
Aetna, Inc.	1,156	57,985
Becton Dickinson and Co.	700	54,355
Agilent Technologies, Inc.	1,155	51,409
Humana, Inc.	546	50,494
Cardinal Health, Inc.	1,143	49,275
Cigna Corp.	951	46,837
St. Jude Medical, Inc.	1,057	46,836
Zimmer Holdings, Inc.	592	38,054
Cerner Corp.*	484	36,861
AmerisourceBergen Corp.	854	33,887
Mylan, Inc.*	1,417	33,229
Perrigo Co.	312	32,233
Quest Diagnostics, Inc.	525	32,104
Forest Laboratories, Inc.*	875	30,354
Laboratory Corporation of America Holdings*	327	29,934
Boston Scientific Corp.*	4,814	28,788
Life Technologies Corp.*	588	28,706
Watson Pharmaceuticals, Inc.*	423	28,366
DaVita, Inc.*	313	28,223
Edwards Lifesciences Corp.*	386	28,074
Waters Corp.*	298	27,613
CR Bard, Inc.	277	27,345
Varian Medical Systems, Inc.*	383	26,412
Hospira, Inc.*	547	20,452
CareFusion Corp.*	741	19,214
DENTSPLY International, Inc.	467	18,741
Coventry Health Care, Inc.	467	16,611
PerkinElmer, Inc.	378	10,455
Patterson Companies, Inc.	293	9,786
Tenet Healthcare Corp.*	1,362	7,232

Total Health Care		4,822,773

ENERGY—6.2%
Exxon Mobil Corp.	15,626	1,355,242
Chevron Corp.	6,555	702,957
ConocoPhillips	4,243	322,510
Schlumberger Ltd.	4,426	309,511
Occidental Petroleum Corp.	2,692	256,359
Anadarko Petroleum Corp.	1,655	129,652
Apache Corp.	1,277	128,262

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
NOVA FUND

	SHARES	VALUE
National Oilwell Varco, Inc.	1,400	$111,258
Halliburton Co.	3,058	101,495
EOG Resources, Inc.	890	98,879
Devon Energy Corp.	1,338	95,159
El Paso Corp.	2,567	75,854
Marathon Oil Corp.	2,335	74,020
Spectra Energy Corp.	2,152	67,896
Williams Companies, Inc.	1,970	60,696
Baker Hughes, Inc.	1,444	60,561
Hess Corp.	1,010	59,540
Noble Energy, Inc.	586	57,299
Chesapeake Energy Corp.	2,198	50,928
Marathon Petroleum Corp.	1,152	49,951
Valero Energy Corp.	1,847	47,597
Pioneer Natural Resources Co.	412	45,975
Cameron International Corp.*	820	43,321
FMC Technologies, Inc.*	794	40,033
Murphy Oil Corp.	644	36,238
Southwestern Energy Co.*	1,160	35,496
Noble Corp.*	839	31,438
Range Resources Corp.	527	30,640
Peabody Energy Corp.	898	26,006
Consol Energy, Inc.	752	25,643
Equities Corp.	495	23,864
Denbury Resources, Inc.*	1,301	23,717
Cabot Oil & Gas Corp.	700	21,819
Helmerich & Payne, Inc.	357	19,260
QEP Resources, Inc.	587	17,904
Nabors Industries Ltd.*	952	16,650
Diamond Offshore Drilling, Inc.	233	15,553
Newfield Exploration Co.*	435	15,086
Rowan Companies, Inc.*	414	13,633
Sunoco, Inc.	351	13,391
Tesoro Corp.*	457	12,266
WPX Energy, Inc.*	661	11,905
Alpha Natural Resources, Inc.*	739	11,240

Total Energy		4,746,704

CONSUMER DISCRETIONARY—6.1%
McDonald’s Corp.	3,379	331,479
Comcast Corp.—Class A	8,944	268,410
Walt Disney Co.	5,945	260,273
Home Depot, Inc.	5,111	257,134
Amazon.com, Inc.*	1,207	244,430
Ford Motor Co.	12,593	157,287
News Corp.—Class A	7,144	140,665
Starbucks Corp.	2,499	139,669
NIKE, Inc.—Class B	1,215	131,755
Target Corp.	2,231	130,001
Lowe’s Companies, Inc.	4,113	129,066
Time Warner, Inc.	3,211	121,215
Priceline.com, Inc.*	168	120,540
DIRECTV—Class A*	2,235	110,275
Yum! Brands, Inc.	1,533	109,119
TJX Companies, Inc.	2,509	99,632
Time Warner Cable, Inc.	1,044	85,086

	SHARES	VALUE
Viacom, Inc.—Class B	1,792	$85,048
Coach, Inc.	957	73,957
Johnson Controls, Inc.	2,254	73,210
CBS Corp.—Class B	2,154	73,042
Macy’s, Inc.	1,374	54,590
Bed Bath & Beyond, Inc.*	789	51,893
Carnival Corp.	1,502	48,183
Omnicom Group, Inc.	899	45,534
McGraw-Hill Companies, Inc.	922	44,690
Ross Stores, Inc.	760	44,156
Discovery Communications, Inc.—Class A*	861	43,567
Chipotle Mexican Grill, Inc.—Class A*	104	43,472
VF Corp.	293	42,772
Kohl’s Corp.	845	42,275
Limited Brands, Inc.	812	38,976
O’Reilly Automotive, Inc.*	422	38,550
Mattel, Inc.	1,131	38,069
Harley-Davidson, Inc.	760	37,301
Staples, Inc.	2,299	37,198
Dollar Tree, Inc.*	392	37,040
Ralph Lauren Corp.—Class A	212	36,958
Starwood Hotels & Resorts Worldwide, Inc.	653	36,836
Wynn Resorts Ltd.	271	33,842
Marriott International, Inc.—Class A	889	33,649
AutoZone, Inc.*	89	33,090
Genuine Parts Co.	515	32,316
BorgWarner, Inc.*	366	30,868
Nordstrom, Inc.	525	29,253
Tiffany & Co.	416	28,758
The Gap, Inc.	1,099	28,728
CarMax, Inc.*	748	25,918
Family Dollar Stores, Inc.	389	24,616
Best Buy Company, Inc.	948	22,449
Wyndham Worldwide Corp.	480	22,325
Darden Restaurants, Inc.	427	21,845
Netflix, Inc.*	188	21,628
Whirlpool Corp.	252	19,369
Newell Rubbermaid, Inc.	960	17,098
JC Penney Company, Inc.	480	17,006
Interpublic Group of Companies, Inc.	1,478	16,864
International Game Technology	992	16,656
H&R Block, Inc.	971	15,992
Scripps Networks Interactive, Inc.—Class A	321	15,629
Lennar Corp.—Class A	536	14,568
Apollo Group, Inc.—Class A*	371	14,335
Abercrombie & Fitch Co.—Class A	285	14,139
Hasbro, Inc.	383	14,064
DR Horton, Inc.	927	14,063
Gannett Company, Inc.	789	12,095
TripAdvisor, Inc.*	317	11,307
Harman International Industries, Inc.	233	10,907
Urban Outfitters, Inc.*	372	10,829
Leggett & Platt, Inc.	469	10,792
Expedia, Inc.	317	10,600
Cablevision Systems Corp.—Class A	721	10,584

14 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
NOVA FUND

	SHARES	VALUE
GameStop Corp. — Class A	462	$10,090
PulteGroup, Inc.*	1,119	9,903
Big Lots, Inc.*	221	9,507
Goodyear Tire & Rubber Co.*	807	9,055
Sears Holdings Corp.*	131	8,679
DeVry, Inc.	202	6,842
AutoNation, Inc.*	152	5,215
Washington Post Co. — Class B	13	4,856

Total Consumer Discretionary		4,623,682

CONSUMER STAPLES—6.0%
Procter & Gamble Co.	9,127	613,425
Coca-Cola Co.	7,500	555,074
Philip Morris International, Inc.	5,705	505,520
Wal-Mart Stores, Inc.	5,778	353,614
PepsiCo, Inc.	5,209	345,617
Kraft Foods, Inc. — Class A	5,857	222,624
Altria Group, Inc.	6,782	209,360
CVS Caremark Corp.	4,320	193,536
Colgate-Palmolive Co.	1,586	155,078
Costco Wholesale Corp.	1,445	131,206
Kimberly-Clark Corp.	1,312	96,944
Walgreen Co.	2,894	96,920
General Mills, Inc.	2,137	84,305
Archer-Daniels-Midland Co.	2,186	69,209
Sysco Corp.	1,939	57,899
Lorillard, Inc.	441	57,101
HJ Heinz Co.	1,061	56,817
Mead Johnson Nutrition Co. — Class A	678	55,921
Kroger Co.	1,906	46,182
Estee Lauder Companies, Inc. — Class A	743	46,022
Reynolds American, Inc.	1,109	45,957
Whole Foods Market, Inc.	541	45,011
Kellogg Co.	814	43,655
Sara Lee Corp.	1,956	42,113
ConAgra Foods, Inc.	1,369	35,950
Hershey Co.	510	31,278
Beam, Inc.	530	31,042
JM Smucker Co.	373	30,347
Clorox Co.	433	29,769
Coca-Cola Enterprises, Inc.	999	28,571
Dr Pepper Snapple Group, Inc.	709	28,509
Brown-Forman Corp. — Class B	336	28,019
Avon Products, Inc.	1,428	27,646
McCormick & Company, Inc.	443	24,112
Molson Coors Brewing Co. — Class B	518	23,440
Campbell Soup Co.	589	19,938
Tyson Foods, Inc. — Class A	967	18,518
Safeway, Inc.	893	18,048
Constellation Brands, Inc. — Class A*	578	13,635
Hormel Foods Corp.	457	13,491
Dean Foods Co.*	606	7,339
SUPERVALU, Inc.	708	4,043

Total Consumer Staples		4,542,805

INDUSTRIALS—5.9%
General Electric Co.	35,058	703,615
United Parcel Service, Inc. — Class B	3,177	256,447
United Technologies Corp.	3,019	250,396

	SHARES	VALUE
Caterpillar, Inc.	2,145	$228,486
3M Co.	2,302	205,361
Boeing Co.	2,473	183,917
Union Pacific Corp.	1,588	170,678
Honeywell International, Inc.	2,579	157,448
Emerson Electric Co.	2,430	126,797
Deere & Co.	1,329	107,516
Danaher Corp.	1,891	105,896
FedEx Corp.	1,046	96,190
Illinois Tool Works, Inc.	1,604	91,620
General Dynamics Corp.	1,185	86,955
Tyco International Ltd.	1,529	85,899
Precision Castparts Corp.	489	84,548
Lockheed Martin Corp.	887	79,706
Cummins, Inc.	637	76,465
CSX Corp.	3,488	75,062
Norfolk Southern Corp.	1,090	71,755
Raytheon Co.	1,126	59,430
PACCAR, Inc.	1,186	55,540
Eaton Corp.	1,111	55,361
Waste Management, Inc.	1,529	53,453
Fastenal Co.	975	52,748
Goodrich Corp.	420	52,685
Northrop Grumman Corp.	841	51,368
WW Grainger, Inc.	209	44,895
Stanley Black & Decker, Inc.	557	42,867
Parker Hannifin Corp.	502	42,444
Ingersoll-Rand plc	985	40,730
Dover Corp.	608	38,268
Rockwell Automation, Inc.	475	37,858
CH Robinson Worldwide, Inc.	540	35,365
Cooper Industries plc	522	33,382
Fluor Corp.	555	33,321
Expeditors International of Washington, Inc.	701	32,604
Roper Industries, Inc.	325	32,227
Republic Services, Inc. — Class A	1,046	31,966
Rockwell Collins, Inc.	492	28,320
Joy Global, Inc.	353	25,946
Textron, Inc.	922	25,659
Stericycle, Inc.*	279	23,336
L-3 Communications Holdings, Inc.	324	22,929
Pall Corp.	378	22,540
Southwest Airlines Co.	2,569	21,169
Flowserve Corp.	177	20,445
Jacobs Engineering Group, Inc.*	423	18,769
Equifax, Inc.	396	17,527
Xylem, Inc.	610	16,928
Iron Mountain, Inc.	568	16,358
Masco Corp.	1,186	15,857
Quanta Services, Inc.*	705	14,735
Cintas Corp.	367	14,357
Robert Half International, Inc.	472	14,302
Dun & Bradstreet Corp.	159	13,472
Snap-on, Inc.	195	11,889
Pitney Bowes, Inc.	664	11,673
Avery Dennison Corp.	356	10,726

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
NOVA FUND

	SHARES	VALUE
Ryder System, Inc.	173	$9,134
RR Donnelley & Sons Co.	593	7,347
First Solar, Inc.*	198	4,960

Total Industrials		4,459,647

MATERIALS—2.0%
EI du Pont de Nemours & Co.	3,213	169,968
Dow Chemical Co.	4,119	142,682
Monsanto Co.	1,779	141,893
Freeport-McMoRan Copper & Gold, Inc.	3,323	126,407
Praxair, Inc.	997	114,297
Newmont Mining Corp.	1,643	84,237
Air Products & Chemicals, Inc.	698	64,076
Mosaic Co.	1,093	60,432
Ecolab, Inc.	966	59,622
PPG Industries, Inc.	589	56,426
International Paper Co.	1,564	54,896
Nucor Corp.	1,054	45,270
Cliffs Natural Resources, Inc.	574	39,755
CF Industries Holdings, Inc.	215	39,270
Alcoa, Inc.	3,769	37,765
Sherwin-Williams Co.	290	31,514
Sigma-Aldrich Corp.	405	29,589
Airgas, Inc.	286	25,445
FMC Corp.	230	24,348
Eastman Chemical Co.	457	23,622
Ball Corp.	518	22,212
Vulcan Materials Co.	427	18,246
MeadWestvaco Corp.	567	17,912
United States Steel Corp.	563	16,535
International Flavors & Fragrances, Inc.	269	15,763
Allegheny Technologies, Inc.	353	14,533
Sealed Air Corp.	731	14,116
Owens-Illinois, Inc.*	548	12,790
Bemis Company, Inc.	346	11,172
Titanium Metals Corp.	337	4,570

Total Materials		1,519,363

UTILITIES—1.9%
Southern Co.	2,876	129,219
Exelon Corp.	2,816	110,415
Dominion Resources, Inc.	1,887	96,633
Duke Energy Corp.	4,427	93,011
NextEra Energy, Inc.	1,376	84,046
FirstEnergy Corp.	1,387	63,233
American Electric Power Company, Inc.	1,605	61,921
PG&E Corp.	1,368	59,385
Consolidated Edison, Inc.	973	56,843
PPL Corp.	1,914	54,090
Progress Energy, Inc.	979	51,995
Public Service Enterprise Group, Inc.	1,680	51,425
Sempra Energy	793	47,548
Edison International	1,085	46,123
Xcel Energy, Inc.	1,612	42,670
Entergy Corp.	581	39,043
DTE Energy Co.	557	30,652

	SHARES	VALUE
ONEOK, Inc.	342	$27,928
CenterPoint Energy, Inc.	1,415	27,904
AES Corp.*	2,130	27,839
Wisconsin Energy Corp.	765	26,913
Ameren Corp.	804	26,194
NiSource, Inc.	931	22,670
Northeast Utilities	587	21,789
CMS Energy Corp.	853	18,766
SCANA Corp.	389	17,742
Pinnacle West Capital Corp.	370	17,723
AGL Resources, Inc.	392	15,374
Pepco Holdings, Inc.	758	14,319
Integrys Energy Group, Inc.	256	13,565
TECO Energy, Inc.	717	12,583
NRG Energy, Inc.*	756	11,847

Total Utilities		1,421,408

TELECOMMUNICATION SERVICES—1.5%
AT&T, Inc.	19,652	613,733
Verizon Communications, Inc.	9,405	359,553
CenturyLink, Inc.	2,056	79,464
Crown Castle International Corp.*	830	44,271
Sprint Nextel Corp.*	9,930	28,301
Windstream Corp.	1,940	22,717
Frontier Communications Corp.	3,298	13,753
MetroPCS Communications, Inc.*	982	8,858

Total Telecommunication Services		1,170,650

Total Common Stocks (Cost $23,152,434)		42,278,202

	FACE
	AMOUNT
REPURCHASE AGREEMENTS††,1—34.7%
HSBC Group issued 03/30/12 at 0.01%due 04/02/12	$15,030,427	15,030,427
Credit Suisse Group issued 03/30/12 at 0.01%due 04/02/12[2]	5,953,118	5,953,118
Mizuho Financial Group, Inc.issued 03/30/12 at 0.01%due 04/02/12	4,228,800	4,228,800
Deutsche Bank issued 03/30/12 at 0.01%due 04/02/12	1,123,968	1,123,968

Total Repurchase Agreements (Cost $26,336,313)		26,336,313

Total Investments—90.3% (Cost $49,488,747)		$68,614,515

Other Assets & Liabilities, net—9.7%		7,396,700

Total Net Assets—100.0%		$76,011,215

16 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
NOVA FUND

	CONTRACTS	UNREALIZED GAIN (LOSS )
FUTURES CONTRACTS PURCHASED†
June 2012 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $21,731,000)	310	$53,298

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2012 S&P 500 Index Swap,
Terminating 04/30/12[3]
(Notional Value $17,733,108)	12,590	$64,953
Credit Suisse Capital, LLC
April 2012 S&P 500 Index Swap,
Terminating 04/30/12[3]
(Notional Value $9,340,165)	6,631	34,550
Morgan Stanley Capital Services, Inc.
April 2012 S&P 500 Index Swap,
Terminating 04/30/12[3]
(Notional Value $6,837,677)	4,855	(18,145)
Goldman Sachs International
April 2012 S&P 500 Index Swap,
Terminating 04/27/12[3]
(Notional Value $15,961,391)	11,332	(85,487)
(Total Notional Value $49,872,341)		$(4,129)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $23,152,434)	$42,278,202

Repurchase agreements, at value (cost $26,336,313)	26,336,313

Total investments (cost $49,488,747)	68,614,515

Segregated cash with broker	1,974,491
Unrealized appreciation on swap agreements	99,503
Cash	844
Receivable for swap settlement	602
Receivables:
Securities sold	17,831,655
Fund shares sold	1,276,030
Dividends	69,378
Variation margin	58,900
Interest	15

Total assets	89,925,933

LIABILITIES:
Unrealized depreciation on swap agreements	103,632
Payable for:
Fund shares redeemed	13,696,574
Management fees	44,997
Transfer agent and administrative fees	14,999
Distribution and service fees	12,743
Portfolio accounting fees	5,999
Miscellaneous	35,774

Total liabilities	13,914,718

NET ASSETS	$76,011,215

NET ASSETS CONSIST OF:
Paid in capital	$105,969,758
Undistributed net investment income	72,406
Accumulated net realized loss on investments	(49,205,886)
Net unrealized appreciation on investments	19,174,937

Net assets	$76,011,215

INVESTOR CLASS:
Net assets	$54,597,924
Capital shares outstanding	2,035,570
Net asset value per share	$26.82

ADVISOR CLASS:
Net assets	$11,111,510
Capital shares outstanding	447,132
Net asset value per share	$24.85

A-CLASS:
Net assets	$1,472,415
Capital shares outstanding	58,025
Net asset value per share	$25.38

Maximum offering price per share
(Net asset value divided by 95.25%)	$26.65

C-CLASS:
Net assets	$8,829,366
Capital shares outstanding	371,477
Net asset value per share	$23.77

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $8)	$1,005,808
Interest	4,162

Total investment income	1,009,970

EXPENSES:
Management fees	471,144
Transfer agent and administrative fees	157,048
Distribution and service fees:
Advisor Class	60,110
A-Class	4,225
C-Class	84,782
Portfolio accounting fees	62,819
Custodian fees	16,206
Trustees’ fees*	5,790
Miscellaneous	75,440

Total expenses	937,564

Net investment income	72,406

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,732,393
Swap agreements	1,972,026
Futures contracts	1,233,041

Net realized gain	6,937,460

Net change in unrealized appreciation (depreciation) on:
Investments	(914,534)
Swap agreements	(601,139)
Futures contracts	(60,934)

Net change in unrealized appreciation (depreciation)	(1,576,607)

Net realized and unrealized gain	5,360,853

Net increase in net assets resulting from operations	$5,433,259

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$72,406	$(49,689)
Net realized gain on investments	6,937,460	10,031,654
Net change in unrealized appreciation (depreciation) on investments	(1,576,607)	898,596

Net increase in net assets resulting from operations	5,433,259	10,880,561

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(56,523)
Advisor Class	—	(8,341)
A-Class	—	(3,832)
C-Class	—	(10,036)

Total distributions to shareholders	—	(78,732)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	237,071,389	259,708,644
Advisor Class	121,207,207	20,373,380
A-Class	3,329,240	10,442,997
C-Class	5,615,480	5,762,021
DISTRIBUTIONS REINVESTED
Investor Class	—	54,308
Advisor Class	—	8,057
A-Class	—	1,475
C-Class	—	9,479
COST OF SHARES REDEEMED
Investor Class	(250,073,204)	(279,712,330)
Advisor Class	(118,799,399)	(26,778,781)
A-Class	(7,696,519)	(7,025,575)
C-Class	(7,800,732)	(7,471,647)

Net decrease from capital share transactions	(17,146,538)	(24,627,972)

Net decrease in net assets	(11,713,279)	(13,826,143)
NET ASSETS:
Beginning of year	87,724,494	101,550,637

End of year	$76,011,215	$87,724,494

Undistributed net investment income at end of year	$72,406	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	10,119,764	12,737,976
Advisor Class	5,689,047	1,079,238
A-Class	144,349	544,055
C-Class	268,080	315,490
Shares issued from reinvestment of distributions
Investor Class	—	2,493
Advisor Class	—	397
A-Class	—	71
C-Class	—	485
Shares redeemed
Investor Class	(10,732,141)	(13,903,126)
Advisor Class	(5,518,034)	(1,422,686)
A-Class	(336,896)	(390,827)
C-Class	(371,985)	(422,098)

Net decrease in shares	(737,816)	(1,458,532)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 19

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$24.59	$20.28	$11.40	$26.13	$30.92

Income (loss) from investment operations:
Net investment income[a]	.08	.02	.06	.19	.40
Net gain (loss) on investments (realized and unrealized)	2.15	4.31	8.97	(14.83)	(4.51)

Total from investment operations	2.23	4.33	9.03	(14.64)	(4.11)

Less distributions from:
Net investment income	—	(.02)	(.15)	(.09)	(.68)

Total distributions	—	(.02)	(.15)	(.09)	(.68)

Net asset value, end of period	$26.82	$24.59	$20.28	$11.40	$26.13

Total Return[b]	9.07%	21.38%	79.36%	(56.06%)	(13.71%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,598	$65,102	$77,268	$32,603	$74,674

Ratios to average net assets:
Net investment income	0.36%	0.11%	0.33%	0.93%	1.26%
Total expenses	1.26%	1.29%	1.28%	1.29%	1.27%

Portfolio turnover rate	116%	53%	68%	143%	115%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$22.88	$18.97	$10.73	$24.72	$29.44

Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.07)	(.01)	.08	.23
Net gain (loss) on investments (realized and unrealized)	2.01	4.00	8.40	(13.98)	(4.27)

Total from investment operations	1.97	3.93	8.39	(13.90)	(4.04)

Less distributions from:
Net investment income	—	(.02)	(.15)	(.09)	(.68)

Total distributions	—	(.02)	(.15)	(.09)	(.68)

Net asset value, end of period	$24.85	$22.88	$18.97	$10.73	$24.72

Total Return[b]	8.57%	20.75%	78.35%	(56.26%)	(14.16%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,112	$6,318	$11,746	$10,853	$19,218

Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.37%)	(0.03%)	0.45%	0.78%
Total expenses	1.75%	1.79%	1.78%	1.79%	1.77%

Portfolio turnover rate	116%	53%	68%	143%	115%

20 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$23.32	$19.28	$10.88	$24.99	$29.67

Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.02)	.03	.13	.29
Net gain (loss) on investments (realized and unrealized)	2.05	4.08	8.52	(14.15)	(4.29)

Total from investment operations	2.06	4.06	8.55	(14.02)	(4.00)

Less distributions from:
Net investment income	—	(.02)	(.15)	(.09)	(.68)

Total distributions	—	(.02)	(.15)	(.09)	(.68)

Net asset value, end of period	$25.38	$23.32	$19.28	$10.88	$24.99

Total Return[b]	8.79%	21.09%	78.74%	(56.13%)	(13.92%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,472	$5,843	$1,876	$3,612	$11,791

Ratios to average net assets:
Net investment income (loss)	0.06%	(0.11%)	0.18%	0.70%	0.97%
Total expenses	1.51%	1.54%	1.54%	1.54%	1.52%

Portfolio turnover rate	116%	53%	68%	143%	115%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$22.01	$18.33	$10.42	$24.14	$28.91

Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.16)	(.09)	(.01)	.07
Net gain (loss) on investments (realized and unrealized)	1.89	3.86	8.15	(13.62)	(4.16)

Total from investment operations	1.76	3.70	8.06	(13.63)	(4.09)

Less distributions from:
Net investment income	—	(.02)	(.15)	(.09)	(.68)

Total distributions	—	(.02)	(.15)	(.09)	(.68)

Net asset value, end of period	$23.77	$22.01	$18.33	$10.42	$24.14

Total Return[b]	8.00%	20.22%	77.51%	(56.49%)	(14.60%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,829	$10,461	$10,661	$9,314	$29,715

Ratios to average net assets:
Net investment income (loss)	(0.62%)	(0.85%)	(0.61%)	(0.05%)	0.24%
Total expenses	2.26%	2.29%	2.28%	2.29%	2.27%

Portfolio turnover rate	116%	53%	68%	143%	115%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P 500 FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 8.54% for the one-year period ended March 31, 2012, while the S&P 500 Fund H-Class returned 6.86% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index*.

Sectors contributing most to performance of the index were Information Technology, Health Care, Consumer Discretionary and Consumer Staples. Energy, Financials and Materials detracted from performance of the index for the year.

Apple, Inc., International Business Machines Corp. and Microsoft Corp. were among the stocks which provided the most performance to the index during the year. Schlumberger Ltd., Hewlett-Packard Co. and Bank of America Corp. detracted from performance of the index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

*Standard & Poor’s 500 Index (S&P 500®)—a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.7%
Exxon Mobil Corp.	2.7%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.6%
General Electric Co.	1.4%
Chevron Corp.	1.4%
AT&T, Inc.	1.2%
Procter & Gamble Co.	1.2%
Johnson & Johnson	1.2%
Wells Fargo & Co.	1.2%

Top Ten Total	17.2%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

22  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (05/31/06)
A-Class Shares	6.78%	0.88%	2.62%
A-Class Shares with sales charge‡	1.69%	-0.10%	1.77%
C-Class Shares	5.90%	0.07%	1.81%
C-Class Shares with CDSC†	4.90%	0.07%	1.81%
H-Class Shares	6.86%	0.89%	2.62%
S&P 500 Index	8.54%	2.01%	3.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  23

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P 500 FUND

	SHARES	VALUE
COMMON STOCKS† - 83.2%
INFORMATION TECHNOLOGY - 17.0%
Apple, Inc.*	16,116	$9,661,058
International Business Machines Corp.	20,032	4,179,677
Microsoft Corp.	129,106	4,163,669
Google, Inc. — Class A*	4,383	2,810,555
Intel Corp.	86,374	2,427,974
QUALCOMM, Inc.	29,244	1,989,176
Oracle Corp.	67,773	1,976,261
Cisco Systems, Inc.	93,121	1,969,509
EMC Corp.*	35,495	1,060,591
Visa, Inc. — Class A	8,600	1,014,801
Hewlett-Packard Co.	34,168	814,223
Mastercard, Inc. — Class A	1,835	771,691
eBay, Inc.*	19,802	730,496
Accenture plc — Class A	11,187	721,561
Texas Instruments, Inc.	19,795	665,311
Automatic Data Processing, Inc.	8,479	467,956
Dell, Inc.*	26,396	438,174
Cognizant Technology Solutions Corp. — Class A*	5,243	403,449
Corning, Inc.	26,311	370,459
Salesforce.com, Inc.*	2,351	363,253
Broadcom Corp. — Class A*	8,480	333,264
Yahoo!, Inc.*	20,984	319,376
Intuit, Inc.	5,099	306,603
Adobe Systems, Inc.*	8,534	292,802
NetApp, Inc.*	6,277	281,021
Applied Materials, Inc.	22,322	277,685
TE Connectivity Ltd.	7,368	270,774
Motorola Solutions, Inc.	5,092	258,826
Citrix Systems, Inc.*	3,208	253,143
Symantec Corp.*	12,611	235,826
Altera Corp.	5,573	221,917
Juniper Networks, Inc.*	9,102	208,254
SanDisk Corp.*	4,195	208,030
Analog Devices, Inc.	5,146	207,898
Red Hat, Inc.*	3,335	199,733
Teradata Corp.*	2,896	197,362
Western Union Co.	10,721	188,690
Xerox Corp.	23,027	186,058
F5 Networks, Inc.*	1,369	184,760
Motorola Mobility Holdings, Inc.*	4,557	178,817
CA, Inc.	6,297	173,545
Paychex, Inc.	5,578	172,862
Amphenol Corp. — Class A	2,824	168,790
Western Digital Corp.*	4,042	167,298
Fiserv, Inc.*	2,396	166,258
Autodesk, Inc.*	3,906	165,302
Xilinx, Inc.	4,527	164,919
NVIDIA Corp.*	10,555	162,441
KLA-Tencor Corp.	2,887	157,111
Micron Technology, Inc.*	17,074	138,299
Fidelity National Information Services, Inc.	4,054	134,268
Linear Technology Corp.	3,962	133,519
Microchip Technology, Inc.	3,322	123,578

	SHARES	VALUE
BMC Software, Inc.*	2,839	$114,014
Akamai Technologies, Inc.*	3,074	112,816
VeriSign, Inc.	2,762	105,895
Electronic Arts, Inc.*	5,730	94,430
Harris Corp.	1,969	88,763
LSI Corp.*	9,799	85,055
Advanced Micro Devices, Inc.*	10,141	81,331
Computer Sciences Corp.	2,681	80,269
Jabil Circuit, Inc.	3,187	80,057
FLIR Systems, Inc.	2,663	67,401
Molex, Inc.	2,371	66,673
Total System Services, Inc.	2,776	64,042
SAIC, Inc.*	4,779	63,083
Novellus Systems, Inc.*	1,220	60,890
JDS Uniphase Corp.*	3,971	57,540
Teradyne, Inc.*	3,222	54,420
Lexmark International, Inc. — Class A	1,225	40,719

Total Information Technology		45,156,271

FINANCIALS—12.4%
Wells Fargo & Co.	91,164	3,112,339
JPMorgan Chase & Co.	65,999	3,034,635
Berkshire Hathaway, Inc. — Class B*	30,398	2,466,797
Citigroup, Inc.	50,638	1,850,819
Bank of America Corp.	185,547	1,775,685
Goldman Sachs Group, Inc.	8,557	1,064,234
U.S. Bancorp	33,037	1,046,612
American Express Co.	17,549	1,015,385
Simon Property Group, Inc.	5,300	772,104
MetLife, Inc.	18,336	684,850
PNC Financial Services Group, Inc.	9,125	588,470
Capital One Financial Corp.	9,571	533,488
Morgan Stanley	26,336	517,239
Prudential Financial, Inc.	8,125	515,044
Bank of New York Mellon Corp.	20,829	502,603
American Tower Corp. — Class A	6,804	428,788
ACE Ltd.	5,825	426,390
Travelers Companies, Inc.	6,796	402,323
State Street Corp.	8,434	383,746
BB&T Corp.	12,059	378,532
Aflac, Inc.	8,075	371,369
BlackRock, Inc. — Class A	1,736	355,706
Public Storage	2,460	339,898
CME Group, Inc. — Class A	1,149	332,440
Equity Residential	5,190	324,998
Chubb Corp.	4,687	323,919
Marsh & McLennan Companies, Inc.	9,398	308,160
Franklin Resources, Inc.	2,464	305,610
Discover Financial Services	9,163	305,494
American International Group, Inc.*	9,298	286,656
T. Rowe Price Group, Inc.	4,385	286,341
ProLogis, Inc.	7,935	285,819
Ventas, Inc.	4,999	285,443
Allstate Corp.	8,615	283,606
HCP, Inc.	7,080	279,377
Aon plc	5,627	276,061
Vornado Realty Trust	3,201	269,524
Boston Properties, Inc.	2,564	269,194

24 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
S&P 500 FUND

	SHARES	VALUE
Charles Schwab Corp.	18,682	$268,460
Progressive Corp.	10,572	245,059
AvalonBay Communities, Inc.	1,646	232,662
Fifth Third Bancorp	15,908	223,507
SunTrust Banks, Inc.	9,204	222,461
Ameriprise Financial, Inc.	3,836	219,151
Loews Corp.	5,280	210,514
Invesco Ltd.	7,713	205,706
Weyerhaeuser Co.	9,278	203,374
Host Hotels & Resorts, Inc.	12,238	200,948
Health Care REIT, Inc.	3,635	199,780
Northern Trust Corp.	4,166	197,677
M&T Bank Corp.	2,187	190,007
IntercontinentalExchange, Inc.*	1,255	172,462
Hartford Financial Services Group, Inc.	7,611	160,440
Principal Financial Group, Inc.	5,212	153,806
Regions Financial Corp.	21,786	143,570
Moody’s Corp.	3,395	142,930
KeyCorp	16,478	140,063
SLM Corp.	8,811	138,861
Kimco Realty Corp.	7,040	135,590
NYSE Euronext	4,466	134,025
Lincoln National Corp.	5,037	132,775
Unum Group	5,024	122,988
XL Group plc — Class A	5,457	118,362
Plum Creek Timber Company, Inc.	2,793	116,077
CBRE Group, Inc. — Class A*	5,670	113,173
Comerica, Inc.	3,417	110,574
Cincinnati Financial Corp.	2,809	96,939
Huntington Bancshares, Inc.	14,945	96,395
Leucadia National Corp.	3,423	89,340
Torchmark Corp.	1,732	86,340
People’s United Financial, Inc.	6,210	82,221
Genworth Financial, Inc. — Class A*	8,499	70,712
Zions Bancorporation	3,189	68,436
Hudson City Bancorp, Inc.	9,120	66,667
Assurant, Inc.	1,513	61,277
Legg Mason, Inc.	2,146	59,938
NASDAQ OMX Group, Inc.*	2,158	55,892
Apartment Investment & Management Co. —
Class A	2,098	55,408
E*Trade Financial Corp.*	4,389	48,060
First Horizon National Corp.	4,433	46,015
Federated Investors, Inc. — Class B	1,594	35,722

Total Financials		32,864,062

HEALTH CARE—9.5%
Johnson & Johnson	47,456	3,130,198
Pfizer, Inc.	130,331	2,953,300
Merck & Company, Inc.	52,628	2,020,915
Abbott Laboratories	27,184	1,666,107
UnitedHealth Group, Inc.	18,066	1,064,810
Bristol-Myers Squibb Co.	29,185	984,994
Amgen, Inc.	13,686	930,511
Eli Lilly & Co.	17,655	710,967
Medtronic, Inc.	17,990	705,028
Gilead Sciences, Inc.*	13,092	639,544
Celgene Corp.*	7,586	588,067

	SHARES	VALUE
Baxter International, Inc.	9,688	$579,149
Biogen Idec, Inc.*	4,127	519,878
Allergan, Inc.	5,261	502,057
Medco Health Solutions, Inc.*	6,715	472,064
Covidien plc	8,354	456,797
Express Scripts Holding Co.	8,381	454,083
WellPoint, Inc.	5,787	427,081
McKesson Corp.	4,260	373,900
Intuitive Surgical, Inc.*	679	367,848
Thermo Fisher Scientific, Inc.	6,325	356,604
Stryker Corp.	5,599	310,633
Aetna, Inc.	6,058	303,869
Becton Dickinson and Co.	3,632	282,025
Agilent Technologies, Inc.	6,012	267,594
Humana, Inc.	2,835	262,181
Cardinal Health, Inc.	5,975	257,582
St. Jude Medical, Inc.	5,540	245,477
Cigna Corp.	4,950	243,788
Zimmer Holdings, Inc.	3,080	197,982
Cerner Corp.*	2,523	192,152
AmerisourceBergen Corp.	4,454	176,735
Mylan, Inc.*	7,378	173,014
Quest Diagnostics, Inc.	2,740	167,551
Perrigo Co.	1,613	166,639
Forest Laboratories, Inc.*	4,591	159,262
Laboratory Corporation of America Holdings*	1,680	153,787
Life Technologies Corp.*	3,082	150,463
Boston Scientific Corp.*	25,092	150,050
Watson Pharmaceuticals, Inc.*	2,197	147,331
DaVita, Inc.*	1,617	145,805
Edwards Lifesciences Corp.*	1,984	144,296
CR Bard, Inc.	1,453	143,440
Waters Corp.*	1,540	142,696
Varian Medical Systems, Inc.*	1,953	134,679
Hospira, Inc.*	2,848	106,487
CareFusion Corp.*	3,883	100,686
DENTSPLY International, Inc.	2,458	98,640
Coventry Health Care, Inc.	2,441	86,826
PerkinElmer, Inc.	1,962	54,269
Patterson Companies, Inc.	1,514	50,568
Tenet Healthcare Corp.*	7,088	37,637

Total Health Care		25,158,046

ENERGY—9.4%
Exxon Mobil Corp.	81,485	7,067,193
Chevron Corp.	34,179	3,665,356
ConocoPhillips	22,124	1,681,645
Schlumberger Ltd.	23,059	1,612,516
Occidental Petroleum Corp.	14,026	1,335,696
Anadarko Petroleum Corp.	8,620	675,291
Apache Corp.	6,645	667,424
National Oilwell Varco, Inc.	7,334	582,833
Halliburton Co.	15,956	529,580
EOG Resources, Inc.	4,650	516,615
Devon Energy Corp.	6,987	496,915
El Paso Corp.	13,358	394,729
Marathon Oil Corp.	12,175	385,948
Spectra Energy Corp.	11,255	355,095

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
S&P 500 FUND

	SHARES	VALUE
Baker Hughes, Inc.	7,566	$317,318
Williams Companies, Inc.	10,238	315,433
Hess Corp.	5,228	308,191
Noble Energy, Inc.	3,060	299,207
Chesapeake Energy Corp.	11,458	265,482
Marathon Petroleum Corp.	6,010	260,594
Valero Energy Corp.	9,596	247,288
Pioneer Natural Resources Co.	2,133	238,021
Cameron International Corp.*	4,258	224,950
FMC Technologies, Inc.*	4,136	208,537
Murphy Oil Corp.	3,355	188,786
Southwestern Energy Co.*	6,037	184,732
Noble Corp.*	4,364	163,519
Range Resources Corp.	2,729	158,664
Peabody Energy Corp.	4,711	136,431
Consol Energy, Inc.	3,929	133,979
Equities Corp.	2,588	124,767
Denbury Resources, Inc.*	6,747	122,998
Cabot Oil & Gas Corp.	3,633	113,241
Helmerich & Payne, Inc.	1,856	100,131
QEP Resources, Inc.	3,065	93,483
Nabors Industries Ltd.*	4,993	87,328
Diamond Offshore Drilling, Inc.	1,202	80,234
Newfield Exploration Co.*	2,288	79,348
Sunoco, Inc.	1,847	70,463
Rowan Companies, Inc.*	2,137	70,371
Tesoro Corp.*	2,403	64,497
WPX Energy, Inc.*	3,432	61,810
Alpha Natural Resources, Inc.*	3,807	57,904

Total Energy		24,744,543

CONSUMER DISCRETIONARY—9.1%
McDonald’s Corp.	17,610	1,727,541
Comcast Corp. — Class A	46,619	1,399,037
Walt Disney Co.	30,991	1,356,785
Home Depot, Inc.	26,649	1,340,711
Amazon.com, Inc.*	6,293	1,274,395
Ford Motor Co.	65,713	820,755
News Corp. — Class A	37,213	732,724
Starbucks Corp.	13,025	727,967
NIKE, Inc. — Class B	6,347	688,269
Target Corp.	11,611	676,573
Lowe’s Companies, Inc.	21,455	673,258
Time Warner, Inc.	16,764	632,841
Priceline.com, Inc.*	861	617,768
DIRECTV — Class A*	11,692	576,883
Yum! Brands, Inc.	7,962	566,735
TJX Companies, Inc.	13,041	517,859
Viacom, Inc. — Class B	9,339	443,229
Time Warner Cable, Inc.	5,430	442,545
Coach, Inc.	4,975	384,467
Johnson Controls, Inc.	11,770	382,289
CBS Corp. — Class B	11,222	380,538
Macy’s, Inc.	7,161	284,507
Bed Bath & Beyond, Inc.*	4,093	269,197
Carnival Corp.	7,833	251,282
Omnicom Group, Inc.	4,716	238,866

	SHARES	VALUE
McGraw-Hill Companies, Inc.	4,806	$232,947
Ross Stores, Inc.	3,953	229,669
Chipotle Mexican Grill, Inc. — Class A*	544	227,392
Discovery Communications, Inc. — Class A*	4,469	226,131
VF Corp.	1,516	221,306
Kohl’s Corp.	4,379	219,081
Limited Brands, Inc.	4,256	204,288
O’Reilly Automotive, Inc.*	2,201	201,061
Mattel, Inc.	5,858	197,181
Ralph Lauren Corp. — Class A	1,114	194,204
Dollar Tree, Inc.*	2,055	194,177
Staples, Inc.	12,000	194,160
Harley-Davidson, Inc.	3,951	193,915
Starwood Hotels & Resorts Worldwide, Inc.	3,392	191,343
AutoZone, Inc.*	471	175,118
Marriott International, Inc. — Class A	4,618	174,791
Wynn Resorts Ltd.	1,371	171,210
Genuine Parts Co.	2,697	169,237
BorgWarner, Inc.*	1,887	159,150
Nordstrom, Inc.	2,764	154,010
Tiffany & Co.	2,193	151,602
The Gap, Inc.	5,741	150,070
CarMax, Inc.*	3,921	135,863
Family Dollar Stores, Inc.	2,036	128,838
Wyndham Worldwide Corp.	2,523	117,345
Best Buy Company, Inc.	4,906	116,174
Darden Restaurants, Inc.	2,221	113,626
Netflix, Inc.*	955	109,863
Whirlpool Corp.	1,321	101,532
Newell Rubbermaid, Inc.	4,986	88,801
JC Penney Company, Inc.	2,498	88,504
Interpublic Group of Companies, Inc.	7,713	88,005
International Game Technology	5,140	86,301
H&R Block, Inc.	5,067	83,453
Scripps Networks Interactive, Inc. — Class A	1,651	80,387
Lennar Corp. — Class A	2,811	76,403
Apollo Group, Inc. — Class A*	1,945	75,155
Hasbro, Inc.	2,002	73,513
Abercrombie & Fitch Co. — Class A	1,481	73,472
DR Horton, Inc.	4,821	73,135
Gannett Company, Inc.	4,096	62,792
TripAdvisor, Inc.*	1,638	58,427
Harman International Industries, Inc.	1,210	56,640
Urban Outfitters, Inc.*	1,918	55,833
Leggett & Platt, Inc.	2,423	55,753
Cablevision Systems Corp. — Class A	3,746	54,991
Expedia, Inc.	1,640	54,842
GameStop Corp. — Class A	2,359	51,521
PulteGroup, Inc.*	5,817	51,480
Big Lots, Inc.*	1,134	48,785
Goodyear Tire & Rubber Co.*	4,230	47,461
Sears Holdings Corp.*	662	43,858
DeVry, Inc.	1,033	34,988
Washington Post Co. — Class B	83	31,006
AutoNation, Inc.*	775	26,590

Total Consumer Discretionary		24,084,401

26 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
S&P 500 FUND

	SHARES	VALUE
CONSUMER STAPLES — 9.0%
Procter & Gamble Co.	47,621	$3,200,607
Coca-Cola Co.	39,130	2,896,010
Philip Morris International, Inc.	29,769	2,637,832
Wal-Mart Stores, Inc.	30,199	1,848,179
PepsiCo, Inc.	27,151	1,801,469
Kraft Foods, Inc. — Class A	30,574	1,162,118
Altria Group, Inc.	35,367	1,091,779
CVS Caremark Corp.	22,516	1,008,717
Colgate-Palmolive Co.	8,291	810,694
Costco Wholesale Corp.	7,524	683,179
Walgreen Co.	15,102	505,766
Kimberly-Clark Corp.	6,804	502,748
General Mills, Inc.	11,145	439,670
Archer-Daniels-Midland Co.	11,439	362,159
Sysco Corp.	10,106	301,765
HJ Heinz Co.	5,531	296,185
Lorillard, Inc.	2,282	295,473
Mead Johnson Nutrition Co. — Class A	3,518	290,165
Estee Lauder Companies, Inc. — Class A	3,890	240,947
Kroger Co.	9,937	240,774
Reynolds American, Inc.	5,777	239,399
Whole Foods Market, Inc.	2,805	233,376
Kellogg Co.	4,261	228,517
Sara Lee Corp.	10,225	220,144
ConAgra Foods, Inc.	7,133	187,313
Hershey Co.	2,650	162,525
JM Smucker Co.	1,960	159,466
Beam, Inc.	2,706	158,490
Clorox Co.	2,244	154,275
Coca-Cola Enterprises, Inc.	5,192	148,491
Dr Pepper Snapple Group, Inc.	3,666	147,410
Avon Products, Inc.	7,456	144,348
Brown-Forman Corp. — Class B	1,717	143,180
McCormick & Company, Inc.	2,300	125,189
Molson Coors Brewing Co. — Class B	2,715	122,854
Campbell Soup Co.	3,086	104,461
Tyson Foods, Inc. — Class A	5,043	96,573
Safeway, Inc.	4,630	93,572
Hormel Foods Corp.	2,374	70,080
Constellation Brands, Inc. — Class A*	2,969	70,039
Dean Foods Co.*	3,188	38,607
SUPERVALU, Inc.	3,670	20,956

Total Consumer Staples		23,685,501

INDUSTRIALS—8.8%
General Electric Co.	182,935	3,671,505
United Parcel Service, Inc. — Class B	16,575	1,337,933
United Technologies Corp.	15,741	1,305,559
Caterpillar, Inc.	11,197	1,192,705
3M Co.	12,008	1,071,234
Boeing Co.	12,895	959,001
Union Pacific Corp.	8,300	892,084
Honeywell International, Inc.	13,405	818,375
Emerson Electric Co.	12,697	662,529
Deere & Co.	6,947	562,012
Danaher Corp.	9,891	553,896

	SHARES	VALUE
FedEx Corp.	5,437	$499,987
Illinois Tool Works, Inc.	8,366	477,866
General Dynamics Corp.	6,173	452,975
Tyco International Ltd.	7,974	447,979
Precision Castparts Corp.	2,515	434,844
Lockheed Martin Corp.	4,612	414,434
Cummins, Inc.	3,318	398,293
CSX Corp.	18,189	391,427
Norfolk Southern Corp.	5,708	375,758
Raytheon Co.	5,876	310,135
PACCAR, Inc.	6,170	288,941
Eaton Corp.	5,792	288,615
Waste Management, Inc.	7,975	278,806
Fastenal Co.	5,109	276,397
Goodrich Corp.	2,180	273,459
Northrop Grumman Corp.	4,368	266,797
WW Grainger, Inc.	1,054	226,410
Stanley Black & Decker, Inc.	2,933	225,724
Parker Hannifin Corp.	2,606	220,337
Ingersoll-Rand plc	5,141	212,580
Dover Corp.	3,175	199,835
Rockwell Automation, Inc.	2,466	196,540
CH Robinson Worldwide, Inc.	2,824	184,944
Fluor Corp.	2,922	175,437
Cooper Industries plc	2,738	175,095
Expeditors International of Washington, Inc.	3,663	170,366
Republic Services, Inc. — Class A	5,434	166,063
Roper Industries, Inc.	1,673	165,895
Rockwell Collins, Inc.	2,570	147,929
Textron, Inc.	4,837	134,614
Joy Global, Inc.	1,828	134,358
Stericycle, Inc.*	1,465	122,533
L-3 Communications Holdings, Inc.	1,711	121,087
Pall Corp.	1,995	118,962
Southwest Airlines Co.	13,363	110,111
Flowserve Corp.	942	108,810
Jacobs Engineering Group, Inc.*	2,221	98,546
Equifax, Inc.	2,072	91,707
Xylem, Inc.	3,192	88,578
Iron Mountain, Inc.	2,958	85,190
Masco Corp.	6,178	82,600
Quanta Services, Inc.*	3,651	76,306
Cintas Corp.	1,906	74,563
Robert Half International, Inc.	2,457	74,447
Dun & Bradstreet Corp.	825	69,902
Snap-on, Inc.	1,010	61,580
Pitney Bowes, Inc.	3,452	60,687
Avery Dennison Corp.	1,842	55,499
Ryder System, Inc.	883	46,622
RR Donnelley & Sons Co.	3,086	38,236
First Solar, Inc.*	1,017	25,476

Total Industrials		23,251,115

MATERIALS—2.9%
EI du Pont de Nemours & Co.	16,121	852,801
Monsanto Co.	9,260	738,577
Dow Chemical Co.	20,492	709,843

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
S&P 500 FUND

	SHARES	VALUE
Freeport-McMoRan Copper & Gold, Inc.	16,388	$623,399
Praxair, Inc.	5,159	591,428
Newmont Mining Corp.	8,562	438,974
Air Products & Chemicals, Inc.	3,637	333,877
Ecolab, Inc.	5,036	310,822
Mosaic Co.	5,148	284,633
International Paper Co.	7,561	265,391
PPG Industries, Inc.	2,628	251,762
Nucor Corp.	5,475	235,151
CF Industries Holdings, Inc.	1,132	206,760
Alcoa, Inc.	18,433	184,699
Cliffs Natural Resources, Inc.	2,455	170,033
Sherwin-Williams Co.	1,495	162,462
Sigma-Aldrich Corp.	2,089	152,622
FMC Corp.	1,207	127,773
Eastman Chemical Co.	2,368	122,402
Ball Corp.	2,699	115,733
Airgas, Inc.	1,190	105,874
Vulcan Materials Co.	2,235	95,502
MeadWestvaco Corp.	2,956	93,380
International Flavors & Fragrances, Inc.	1,398	81,923
Allegheny Technologies, Inc.	1,845	75,959
United States Steel Corp.	2,495	73,278
Owens-Illinois, Inc.*	2,841	66,309
Sealed Air Corp.	3,321	64,129
Bemis Company, Inc.	1,781	57,508
Titanium Metals Corp.	1,423	19,296

Total Materials		7,612,300

UTILITIES—2.8%
Southern Co.	14,985	673,275
Dominion Resources, Inc.	9,858	504,829
Duke Energy Corp.	23,100	485,330
Exelon Corp.	11,474	449,896
NextEra Energy, Inc.	7,196	439,532
FirstEnergy Corp.	7,227	329,479
American Electric Power Company, Inc.	8,357	322,413
PG&E Corp.	7,128	309,427
Consolidated Edison, Inc.	5,067	296,015
PPL Corp.	10,016	283,052
Progress Energy, Inc.	5,105	271,127
Public Service Enterprise Group, Inc.	8,746	267,715
Sempra Energy	4,163	249,613
Edison International	5,635	239,544
Xcel Energy, Inc.	8,418	222,824
Entergy Corp.	3,052	205,094
DTE Energy Co.	2,929	161,183
ONEOK, Inc.	1,794	146,498
AES Corp.*	11,126	145,417
CenterPoint Energy, Inc.	7,368	145,297
Wisconsin Energy Corp.	3,989	140,333
Ameren Corp.	4,200	136,836
NiSource, Inc.	4,883	118,901
Northeast Utilities	3,065	113,773
CMS Energy Corp.	4,452	97,944

	SHARES	VALUE
SCANA Corp.	2,010	$91,676
Pinnacle West Capital Corp.	1,889	90,483
AGL Resources, Inc.	2,022	79,303
Pepco Holdings, Inc.	3,940	74,427
Integrys Energy Group, Inc.	1,358	71,960
TECO Energy, Inc.	3,728	65,426
NRG Energy, Inc.*	3,936	61,677

Total Utilities		7,290,299

TELECOMMUNICATION SERVICES—2.3%
AT&T, Inc.	102,503	3,201,169
Verizon Communications, Inc.	49,024	1,874,188
CenturyLink, Inc.	10,713	414,057
Crown Castle International Corp.*	4,330	230,963
Sprint Nextel Corp.*	51,826	147,704
Windstream Corp.	10,140	118,739
Frontier Communications Corp.	17,204	71,741
MetroPCS Communications, Inc.*	5,073	45,758

Total Telecommunication Services		6,104,319

Total Common Stocks (Cost $172,134,175)		219,950,857

	FACE
	AMOUNT
REPURCHASE AGREEMENTS††,1—15.1%
HSBC Group issued 03/30/12 at 0.01%due 04/02/12	$25,865,988	25,865,988
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	7,277,379	7,277,379
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	4,859,390	4,859,390
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	1,934,247	1,934,247

Total Repurchase Agreements (Cost $39,937,004)		39,937,004

Total Investments – 98.3% (Cost $212,071,179)		$259,887,861

Other Assets & Liabilities, net – 1.7%		4,482,512

Total Net Assets – 100.0%		$264,370,373

		UNREALIZED
	CONTRACTS	GAIN
FUTURES CONTRACTS PURCHASED†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $16,123,000)	230	$47,561

28 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P 500 FUND

		UNREALIZED
	UNITS	GAIN (LOSS)
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2012 S&P 500 Index Swap, Terminating 04/30/12[3] (Notional Value $13,253,933)	9,410	$48,547
Credit Suisse Capital, LLC
April 2012 S&P 500 Index Swap, Terminating 04/30/12[3] (Notional Value $10,551,586)	7,492	31,648
Morgan Stanley Capital Services, Inc.
April 2012 S&P 500 Index Swap, Terminating 04/30/12[3] (Notional Value $1,379,869)	980	(3,662)
Goldman Sachs International
April 2012 S&P 500 Index Swap, Terminating 04/27/12[3] (Notional Value $3,078,913)	2,186	(12,654)

(Total Notional Value $28,264,301)		$63,879

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc—Public Limited Company
REIT— Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 29

S&P 500 FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value
(cost $172,134,175)	$219,950,857
Repurchase agreements, at value
(cost $39,937,004)	39,937,004

Total investments
(cost $212,071,179)	259,887,861
Segregated cash with broker	2,149,967
Unrealized appreciation on swap agreements	80,195
Cash	4,497
Receivables:
Fund shares sold	2,909,337
Dividends	310,127
Variation margin	43,700
Interest	22

Total assets	265,385,706

LIABILITIES:
Unrealized depreciation on swap agreements	16,316
Payable for:
Fund shares redeemed	591,436
Management fees	158,770
Distribution and service fees	59,408
Transfer agent and administrative fees	52,923
Portfolio accounting fees	21,122
Miscellaneous	115,358

Total liabilities	1,015,333

NET ASSETS	$264,370,373

NET ASSETS CONSIST OF:
Paid in capital	$261,163,788
Undistributed net investment income	—
Accumulated net realized loss on investments	(44,721,537)
Net unrealized appreciation on investments	47,928,122

Net assets	$264,370,373

A-CLASS:
Net assets	$13,413,164
Capital shares outstanding	475,611
Net asset value per share	$28.20

Maximum offering price per share (Net asset value divided by 95.25%)	$29.61

C-CLASS:
Net assets	$10,110,080
Capital shares outstanding	375,661
Net asset value per share	$26.91

H-CLASS:
Net assets	$240,847,129
Capital shares outstanding	8,540,201
Net asset value per share	$28.20

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $12)	$2,961,941
Interest	18,355

Total investment income	2,980,296

EXPENSES:
Management fees	1,556,830
Transfer agent and administrative fees	518,943
Distribution and service fees:
A-Class	25,992
C-Class	98,006
H-Class	468,450
Portfolio accounting fees	205,002
Custodian fees	54,570
Trustees’ fees*	15,918
Miscellaneous	242,371

Total expenses	3,186,082

Net investment loss	(205,786)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(7,011,562)
Swap agreements	4,408,817
Futures contracts	1,895,681

Net realized loss	(707,064)

Net change in unrealized appreciation (depreciation) on:
Investments	16,195,157
Swap agreements	(467,242)
Futures contracts	(363,115)

Net change in unrealized appreciation (depreciation)	15,364,800

Net realized and unrealized gain	14,657,736

Net increase in net assets resulting from operations	$14,451,950

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(205,786)	$(645,887)
Net realized gain (loss) on investments	(707,064)	9,714,709
Net change in unrealized appreciation (depreciation) on investments	15,364,800	(463,472)

Net increase in net assets resulting from operations	14,451,950	8,605,350

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	—	(110)
C-Class	—	(114)
H-Class	—	(1,766)

Total distributions to shareholders	—	(1,990)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	102,743,762	69,882,666
C-Class	157,204,528	206,181,020
H-Class	1,762,118,692	1,555,991,786
DISTRIBUTIONS REINVESTED
A-Class	—	85
C-Class	—	102
H-Class	—	1,759
COST OF SHARES REDEEMED
A-Class	(99,361,075)	(104,986,027)
C-Class	(157,538,958)	(208,236,521)
H-Class	(1,784,659,332)	(1,509,988,670)

Net increase (decrease) from capital share transactions	(19,492,383)	8,846,200

Net increase (decrease) in net assets	(5,040,433)	17,449,560

NET ASSETS:
Beginning of year	269,410,806	251,961,246

End of year	$264,370,373	$269,410,806

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	4,096,321	2,964,621
C-Class	6,482,033	8,931,270
H-Class	70,536,838	65,387,409
Shares issued from reinvestment of distributions
A-Class	—	3
C-Class	—	4
H-Class	—	72
Shares redeemed
A-Class	(4,010,269)	(4,572,700)
C-Class	(6,501,183)	(9,045,576)
H-Class	(71,435,348)	(64,329,954)

Net decrease in shares	(831,608)	(664,851)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 31

S&P 500 FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$26.41	$23.18	$15.79	$25.92	$27.32

Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.06)	.07	.12	.52
Net gain (loss) on investments (realized and unrealized)	1.78	3.29	7.43	(10.21)	(1.78)

Total from investment operations	1.79	3.23	7.50	(10.09)	(1.26)

Less distributions from:
Net investment income	—	— [c]	(.11)	(.04)	(.14)

Total distributions	—	—	(.11)	(.04)	(.14)

Net asset value, end of period	$28.20	$26.41	$23.18	$15.79	$25.92

Total Return[b]	6.78%	13.94%	47.55%	(38.95%)	(4.68%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,413	$10,288	$46,312	$29,409	$2,358

Ratios to average net assets:
Net investment income (loss)	0.05%	(0.25%)	0.34%	0.68%	1.86%
Total expenses	1.51%	1.54%	1.53%	1.52%	1.51%

Portfolio turnover rate	196%	202%	58%	168%	396%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$25.41	$22.50	$15.44	$25.55	$27.15

Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.27)	(.08)	(.02)	.18
Net gain (loss) on investments (realized and unrealized)	1.70	3.18	7.25	(10.05)	(1.64)

Total from investment operations	1.50	2.91	7.17	(10.07)	(1.46)

Less distributions from:
Net investment income	—	— [c]	(.11)	(.04)	(.14)

Total distributions	—	—	(.11)	(.04)	(.14)

Net asset value, end of period	$26.91	$25.41	$22.50	$15.44	$25.55

Total Return[b]	5.90%	12.93%	46.49%	(39.43%)	(5.45%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,110	$10,032	$11,456	$7,295	$7,836

Ratios to average net assets:
Net investment income (loss)	(0.80%)	(1.11%)	(0.41%)	(0.08%)	0.67%
Total expenses	2.26%	2.29%	2.28%	2.28%	2.25%

Portfolio turnover rate	196%	202%	58%	168%	396%

32 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500 FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$26.39	$23.17	$15.78	$25.90	$27.31

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.09)	.06	.13	.39
Net gain (loss) on investments (realized and unrealized)	1.83	3.31	7.44	(10.21)	(1.66)

Total from investment operations	1.81	3.22	7.50	(10.08)	(1.27)

Less distributions from:
Net investment income	—	— [c]	(.11)	(.04)	(.14)

Total distributions	—	—	(.11)	(.04)	(.14)

Net asset value, end of period	$28.20	$26.39	$23.17	$15.78	$25.90

Total Return[b]	6.86%	13.90%	47.58%	(38.94%)	(4.72%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$240,847	$249,090	$194,193	$139,759	$78,963

Ratios to average net assets:
Net investment income (loss)	(0.07%)	(0.37%)	0.29%	0.64%	1.40%
Total expenses	1.50%	1.54%	1.53%	1.53%	1.48%

Portfolio turnover rate	196%	202%	58%	168%	396%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFI LE (Unaudited )	March 31, 2012

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Inverse S&P 500 Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index*. Inverse S&P 500 Strategy Fund Investor Class returned -13.65%, while the S&P 500 Index returned 8.54% over the same period.

Sectors contributing most to performance of the index were Information Technology, Health Care, Consumer Discretionary and Consumer Staples. Energy, Financials and Materials detracted from performance of the index for the year.

Apple, Inc., International Business Machines Corp. and Microsoft Corp. were among the stocks which provided the most performance to the index during the year. Schlumberger Ltd., Hewlett-Packard Co. and Bank of America Corp. detracted from performance of the index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*Standard & Poor’s 500 Index (S&P 500®)—a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:
Investor Class	January 7, 1994
Advisor Class	August 5, 1998
A-Class	March 31, 2004
C-Class	March 15, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

34  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-13.65%	-7.16%	-5.86%
Advisor Class Shares	-14.11%	-7.66%	-6.34%
C-Class Shares	-14.49%	-8.10%	-6.81%
C-Class Shares with CDSC†	-15.35%	-8.10%	-6.81%
S&P 500 Index	8.54%	2.01%	4.12%

			Since Inception (03/31/04)
A-Class Shares	-13.87%	-7.40%	-6.57%
A-Class Shares with sales charge‡	-17.97%	-8.30%	-7.13%
S&P 500 Index	8.54%	2.01%	4.96%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  35

SCHEDULE OF INVESTMENTS	March 31, 2012
INVERSE S&P 500 STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 55.9%
Fannie Mae[1]
0.08% due 04/04/12	$15,000,000	$14,999,985
0.19% due 05/01/12	10,000,000	9,999,760
0.15% due 09/12/12	10,000,000	9,995,470

Total Fannie Mae		34,995,215

Freddie Mac[1] 0.08% due 04/02/12	15,000,000	15,000,000

Federal Farm Credit Bank[2] 0.14% due 05/15/12	15,000,000	14,999,460

Federal Home Loan Bank[2] 0.06% due 05/01/12	10,000,000	9,999,760

Total Federal Agency Discount Notes (Cost $74,988,383)		74,994,435

FEDERAL AGENCY NOTES††—14.9%
Federal Home Loan Bank[2] 0.13% due 05/15/12	20,000,000	19,999,520

Total Federal Agency Notes (Cost $19,998,705)		19,999,520

REPURCHASE AGREEMENTS††,3—28.2%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[4]	16,937,310	16,937,310
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	15,355,308	15,355,308
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	4,320,206	4,320,206
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	1,148,263	1,148,263

Total Repurchase Agreements (Cost $37,761,087)		37,761,087

Total Investments – 99.0% (Cost $132,748,175)		$132,755,042

Other Assets & Liabilities, net – 1.0%		1,341,219

Total Net Assets – 100.0%		$134,096,261

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS SOLD SHORT†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $7,711,000)	110	$(59,708)

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2012 S&P 500 Index Swap, Terminating 04/27/12[5] (Notional Value $27,192,378)	19,306	$145,439
Morgan Stanley Capital Services, Inc. April 2012 S&P 500 Index Swap, Terminating 04/30/12 [5] (Notional Value $3,523,099)	2,501	9,251
Barclays Bank plc April 2012 S&P 500 Index Swap, Terminating 04/30/12 [5] (Notional Value $36,256,484)	25,742	(133,350)
Credit Suisse Capital, LLC April 2012 S&P 500 Index Swap, Terminating 04/30/12 [5] (Notional Value $59,347,665)	42,136	(219,510)

(Total Notional Value $126,319,626)		$(198,170)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

36 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500 STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:

Investments, at value (cost $94,987,088)	$94,993,955
Repurchase agreements, at value (cost $37,761,087)	37,761,087

Total investments (cost $132,748,175)	132,755,042
Segregated cash with broker	874,491
Unrealized appreciation on swap agreements	154,690
Receivables:
Fund shares sold	1,114,985
Interest	16,378

Total assets	134,915,586

LIABILITIES:
Unrealized depreciation on swap agreements	352,860
Payable for:
Fund shares redeemed	160,398
Management fees	109,723
Transfer agent and administrative fees	30,479
Variation margin	20,900
Distribution and service fees	13,524
Portfolio accounting fees	12,191
Swap settlement	369
Miscellaneous	118,881

Total liabilities	819,325

NET ASSETS	$134,096,261

NET ASSETS CONSIST OF:
Paid in capital	$541,867,119
Accumulated net investment loss	(592,068)
Accumulated net realized loss on investments	(406,927,779)
Net unrealized depreciation on investments	(251,011)

Net assets	$134,096,261

INVESTOR CLASS:
Net assets	$112,333,886
Capital shares outstanding	4,564,817
Net asset value per share	$24.61

ADVISOR CLASS:
Net assets	$5,977,613
Capital shares outstanding	263,174
Net asset value per share	$22.71

A-CLASS:
Net assets	$7,914,858
Capital shares outstanding	342,647
Net asset value per share	$23.10

Maximum offering price per share
(Net asset value divided by 95.25%)	$24.25

C-CLASS:
Net assets	$7,869,904
Capital shares outstanding	360,546
Net asset value per share	$21.83

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$219,589

Total investment income	219,589

EXPENSES:
Management fees	1,964,517
Transfer agent and administrative fees	545,699
Distribution and service fees:
Advisor Class	51,201
A-Class	27,191
C-Class	105,804
Portfolio accounting fees	213,199
Custodian fees	70,618
Trustees’ fees*	17,259
Miscellaneous	268,325

Total expenses	3,263,813

Net investment loss	(3,044,224)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(36,690,513)
Futures contracts	(12,216,510)

Net realized loss	(48,907,023)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,397)
Swap agreements	812,255
Futures contracts	309,223

Net change in unrealized appreciation
(depreciation)	1,110,081

Net realized and unrealized loss	(47,796,942)

Net decrease in net assets resulting from operations	$(50,841,166)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 37

INVERSE S&P 500 STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,044,224)	$(3,367,949)
Net realized loss on investments	(48,907,023)	(58,643,611)
Net change in unrealized appreciation (depreciation) on investments	1,110,081	5,102,624

Net decrease in net assets resulting from operations	(50,841,166)	(56,908,936)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	740,514,113	642,700,913
Advisor Class	91,994,118	80,481,458
A-Class	78,100,721	48,429,821
C-Class	22,769,486	27,104,532
COST OF SHARES REDEEMED
Investor Class	(702,486,924)	(649,407,835)
Advisor Class	(90,159,118)	(78,781,983)
A-Class	(72,186,098)	(69,617,663)
C-Class	(25,298,728)	(27,946,527)

Net increase (decrease) from capital share transactions	43,247,570	(27,037,284)

Net decrease in net assets	(7,593,596)	(83,946,220)
NET ASSETS:
Beginning of year	141,689,857	225,636,077

End of year	$134,096,261	$141,689,857

Accumulated net investment loss at end of year	$(592,068)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	24,859,345	18,633,323
Advisor Class	3,384,090	2,527,217
A-Class	2,790,019	1,480,123
C-Class	886,566	886,722
Shares redeemed
Investor Class	(24,449,326)	(19,464,630)
Advisor Class	(3,364,284)	(2,583,534)
A-Class	(2,634,880)	(2,173,401)
C-Class	(988,825)	(939,419)

Net increase (decrease) in shares	482,705	(1,633,599)

38 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500 STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	000000000	000000000	000000000	000000000	000000000
Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$28.50	$34.38	$54.23	$40.00	$37.85

Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.41)	(.47)	.12	.93
Net gain (loss) on investments (realized and unrealized)	(3.51)	(5.47)	(19.32)	14.94	2.74

Total from investment operations	(3.89)	(5.88)	(19.79)	15.06	3.67

Less distributions from:
Net investment income	—	—	(.06)	(.83)	(1.52)

Total distributions	—	—	(.06)	(.83)	(1.52)

Net asset value, end of period	$24.61	$28.50	$34.38	$54.23	$40.00

Total Return[b]	(13.65%)	(17.10%)	(36.51%)	37.66%	10.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$112,334	$118,410	$171,423	$217,740	$223,044

Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.22%)	(1.16%)	0.25%	3.08%
Total expenses	1.41%	1.44%	1.43%	1.43%	1.41%

Portfolio turnover rate	—	—	—	—	—

	00000000	00000000	00000000	00000000	00000000
Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$26.44	$32.06	$50.83	$37.72	$36.00

Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.54)	(.63)	(.13)	.73
Net gain (loss) on investments (realized and unrealized)	(3.25)	(5.08)	(18.08)	14.07	2.51

Total from investment operations	(3.73)	(5.62)	(18.71)	13.94	3.24

Less distributions from:
Net investment income	—	—	(.06)	(.83)	(1.52)

Total distributions	—	—	(.06)	(.83)	(1.52)

Net asset value, end of period	$22.71	$26.44	$32.06	$50.83	$37.72

Total Return[b]	(14.11%)	(17.53%)	(36.82%)	36.96%	9.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,978	$6,434	$9,607	$15,305	$11,131

Ratios to average net assets:
Net investment income (loss)	(1.81%)	(1.72%)	(1.63%)	(0.30%)	2.64%
Total expenses	1.91%	1.93%	1.93%	1.93%	1.92%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 39

INVERSE S&P 500 STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$26.82	$32.43	$51.30	$37.97	$36.10

Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.48)	(.53)	— [c]	.81
Net gain (loss) on investments (realized and unrealized)	(3.30)	(5.13)	(18.28)	14.16	2.58

Total from investment operations	(3.72)	(5.61)	(18.81)	14.16	3.39

Less distributions from:
Net investment income	—	—	(.06)	(.83)	(1.52)

Total distributions	—	—	(.06)	(.83)	(1.52)

Net asset value, end of period	$23.10	$26.82	$32.43	$51.30	$37.97

Total Return[b]	(13.87%)	(17.30%)	(36.68%)	37.30%	9.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,915	$5,029	$28,565	$18,381	$9,344

Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.47%)	(1.42%)	0.00%	2.83%
Total expenses	1.66%	1.68%	1.67%	1.68%	1.66%

Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$25.53	$31.12	$49.59	$37.00	$35.50

Income (loss) from investment operations:
Net investment income (loss)[a]	(.59)	(.67)	(.79)	(.28)	.58
Net gain (loss) on investments (realized and unrealized)	(3.11)	(4.92)	(17.62)	13.70	2.44
Total from investment operations	(3.70)	(5.59)	(18.41)	13.42	3.02

Less distributions from:
Net investment income	—	—	(.06)	(.83)	(1.52)

Total distributions	—	—	(.06)	(.83)	(1.52)

Net asset value, end of period	$21.83	$25.53	$31.12	$49.59	$37.00

Total Return[b]	(14.49%)	(17.96%)	(37.14%)	36.27%	9.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,870	$11,817	$16,041	$19,674	$32,299

Ratios to average net assets:
Net investment income (loss)	(2.31%)	(2.23%)	(2.15%)	(0.67%)	2.14%
Total expenses	2.42%	2.44%	2.43%	2.43%	2.41%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net investment income is less than $0.01 per share.
[d]	Per share amounts for the period April 1, 2007 through April 23, 2007 have been restated to reflect a 1:5 reverse share split effective April 23, 2007.

40 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

For the one-year period ended March 31, 2012, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index*. The NASDAQ-100 Fund Investor Class returned 17.66%, while the NASDAQ-100 Index returned 18.99% over the same period.

Sectors contributing most to performance of the index were Information Technology and Consumer Discretionary, while Consumer Staples, Industrials and Materials contributed the least to performance of the index. Telecommunications Services was the only sector detracting from performance.

Apple, Inc., Microsoft Corp. and Intel Corp. were among the stocks which provided the most performance to the index, while First Solar, Inc., Research in Motion Ltd. and Oracle Corp. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

*The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including investment companies.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	February 14, 1994
Advisor Class	September 22, 1998
A-Class	March 31, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	16.9%
Microsoft Corp.	8.2%
Google, Inc. — Class A	5.0%
Oracle Corp.	4.4%
Intel Corp.	4.3%
QUALCOMM, Inc.	3.5%
Cisco Systems, Inc.	3.5%
Amazon.com, Inc.	2.8%
Comcast Corp. — Class A	1.9%
Amgen, Inc.	1.6%

Top Ten Total	52.1%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

42  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12
	1 Year	5 Year	10 Year
Investor Class Shares	17.66%	8.75%	5.87%
Advisor Class Shares	17.03%	8.20%	5.33%
C-Class Shares	16.40%	7.70%	4.80%
C-Class Shares with CDSC†	15.40%	7.70%	4.80%
NASDAQ-100 Index	18.99%	10.00%	7.15%

			Since Inception (03/31/04)
A-Class Shares	17.29%	8.43%	7.67%
A-Class Shares with sales charge‡	11.75%	7.38%	7.02%
NASDAQ-100 Index	18.99%	10.00%	9.11%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  43

SCHEDULE OF INVESTMENTS	March 31, 2012
NASDAQ-100® FUND

	SHARES	VALUE

COMMON STOCKS† - 91.1%

INFORMATION TECHNOLOGY - 62.5%
Apple, Inc.*	244,685	$146,681,316
Microsoft Corp.	2,202,019	71,015,112
Google, Inc. — Class A*	67,699	43,411,308
Oracle Corp.	1,318,955	38,460,728
Intel Corp.	1,311,120	36,855,582
QUALCOMM, Inc.	443,886	30,193,126
Cisco Systems, Inc.	1,413,449	29,894,446
eBay, Inc.*	337,732	12,458,933
Baidu, Inc. ADR*	71,174	10,375,034
Dell, Inc.*	471,461	7,826,253
Automatic Data Processing, Inc.	128,739	7,105,106
Cognizant Technology Solutions Corp. — Class A*	79,618	6,126,605
Broadcom Corp. — Class A*	129,119	5,074,377
Yahoo!, Inc.*	318,529	4,848,011
Intuit, Inc.	77,394	4,653,701
Adobe Systems, Inc.*	129,593	4,446,336
Applied Materials, Inc.	338,834	4,215,095
NetApp, Inc.*	94,110	4,213,304
Citrix Systems, Inc.*	48,702	3,843,075
Activision Blizzard, Inc.	294,678	3,777,772
Symantec Corp.*	191,431	3,579,760
CA, Inc.	127,449	3,512,494
Check Point Software Technologies Ltd.*	54,483	3,478,195
Altera Corp.	84,603	3,368,891
Seagate Technology plc	117,761	3,173,659
SanDisk Corp.*	63,613	3,154,569
Paychex, Inc.	95,111	2,947,490
F5 Networks, Inc.*	20,782	2,804,739
Fiserv, Inc.*	36,370	2,523,714
Autodesk, Inc.*	59,280	2,508,730
Xilinx, Inc.	68,712	2,503,178
Avago Technologies Ltd.	63,979	2,493,262
NVIDIA Corp.*	160,258	2,466,371
Marvell Technology Group Ltd.*	153,130	2,408,735
KLA-Tencor Corp.	43,753	2,381,038
Maxim Integrated Products, Inc.	76,575	2,189,279
Micron Technology, Inc.*	259,239	2,099,836
Nuance Communications, Inc.*	80,880	2,068,910
Linear Technology Corp.	60,095	2,025,202
Research In Motion Ltd.*	136,644	2,010,033
Microchip Technology, Inc.	50,400	1,874,880
BMC Software, Inc.*	43,099	1,730,856
Akamai Technologies, Inc.*	46,661	1,712,459
VeriSign, Inc.	41,860	1,604,912
Electronic Arts, Inc.*	86,966	1,433,200
Lam Research Corp.*	31,459	1,403,701
Flextronics International Ltd.*	180,299	1,303,562
Infosys Ltd. ADR	21,251	1,211,945

Total Information Technology		541,448,820

	SHARES	VALUE

CONSUMER DISCRETIONARY - 13.8%
Amazon.com, Inc.*	119,422	$24,184,150
Comcast Corp. — Class A	549,922	16,503,159
Starbucks Corp.	197,716	11,050,347
Priceline.com, Inc.*	13,065	9,374,138
DIRECTV — Class A*	177,475	8,756,617
News Corp. — Class A	439,719	8,658,067
Bed Bath & Beyond, Inc.*	63,311	4,163,964
Ross Stores, Inc.	60,003	3,486,174
Wynn Resorts Ltd.	26,380	3,294,334
O’Reilly Automotive, Inc.*	33,412	3,052,186
Mattel, Inc.	88,966	2,994,596
Dollar Tree, Inc.*	31,241	2,951,962
Staples, Inc.	182,156	2,947,284
Liberty Interactive Corp. — Class A*	143,261	2,734,852
Garmin Ltd.	51,074	2,397,924
Sirius XM Radio, Inc.*	985,504	2,276,514
Fossil, Inc.*	16,215	2,140,056
Sears Holdings Corp.*	27,901	1,848,441
Virgin Media, Inc.	73,223	1,829,111
Netflix, Inc.*	14,549	1,673,717
Apollo Group, Inc. — Class A*	33,043	1,276,782
Expedia, Inc.	31,719	1,060,683
Ctrip.com International Ltd. ADR*	38,745	838,442

Total Consumer Discretionary		119,493,500

HEALTH CARE—9.6%
Amgen, Inc.	207,699	14,121,455
Gilead Sciences, Inc.*	198,748	9,708,840
Celgene Corp.*	115,159	8,927,126
Teva Pharmaceutical Industries Ltd. ADR	183,451	8,266,302
Biogen Idec, Inc.*	62,650	7,892,021
Express Scripts Holding Co.	127,223	6,892,942
Intuitive Surgical, Inc.*	10,324	5,593,027
Alexion Pharmaceuticals, Inc.*	48,807	4,532,218
Cerner Corp.*	44,527	3,391,176
Mylan, Inc.*	112,045	2,627,455
Perrigo Co.	24,484	2,529,442
Life Technologies Corp.*	46,781	2,283,848
Vertex Pharmaceuticals, Inc.*	55,196	2,263,588
Henry Schein, Inc.*	23,560	1,783,021
DENTSPLY International, Inc.	37,279	1,496,006
Warner Chilcott plc — Class A*	65,434	1,099,946

Total Health Care		83,408,413

CONSUMER STAPLES—2.2%
Costco Wholesale Corp.	114,143	10,364,184
Whole Foods Market, Inc.	47,861	3,982,035
Monster Beverage Corp.*	45,750	2,840,618
Green Mountain Coffee Roasters, Inc.*	40,636	1,903,390

Total Consumer Staples		19,090,227

44 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
NASDAQ-100® FUND

	SHARES	VALUE
INDUSTRIALS - 1.9%
PACCAR, Inc.	93,661	$4,386,145
Fastenal Co.	77,488	4,192,101
CH Robinson Worldwide, Inc.	42,869	2,807,490
Expeditors International of Washington, Inc.	55,655	2,588,514
Stericycle, Inc.*	22,248	1,860,823
First Solar, Inc.*	22,696	568,535

Total Industrials		16,403,608

TELECOMMUNICATION SERVICES—0.7%
Vodafone Group plc ADR	229,704	6,355,910

MATERIALS—0.4%
Sigma-Aldrich Corp.	31,684	2,314,833
Randgold Resources Ltd. ADR	14,628	1,286,971

Total Materials		3,601,804

Total Common Stocks
(Cost $401,998,136)		789,802,282

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1 - 8.8%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$50,122,173	50,122,173
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	14,101,840	14,101,840
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	7,930,251	7,930,251
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	3,748,113	3,748,113

Total Repurchase Agreements
(Cost $75,902,377)		75,902,377

Total Investments – 99.9%
(Cost $477,900,513)		$865,704,659

Other Assets & Liabilities, net – 0.1%		621,622

Total Net Assets – 100.0%		$866,326,281

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
June 2012 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $46,817,765)	851	$727,499

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC April 2012 NASDAQ-100 Index Swap, Terminating 04/30/12[3] (Notional Value $6,916,908)	2,510	$(13,759)
Morgan Stanley Capital Services, Inc. April 2012 NASDAQ-100 Index Swap, Terminating 04/30/12[3] (Notional Value $3,134,304)	1,138	(30,682)
Barclays Bank plc April 2012 NASDAQ-100 Index Swap, Terminating 04/30/12[3] (Notional Value $14,981,476)	5,437	(37,167)
Goldman Sachs International April 2012 NASDAQ-100 Index Swap, Terminating 04/27/12[3] (Notional Value $6,099,101)	2,214	(50,536)

(Total Notional Value $31,131,789)		$(132,144)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 45

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value
(cost $401,998,136)	$789,802,282
Repurchase agreements, at value
(cost $75,902,377)	75,902,377

Total investments
(cost $477,900,513)	865,704,659
Segregated cash with broker	2,166,803
Receivables:
Fund shares sold	1,791,704
Dividends	176,861
Interest	42

Total assets	869,840,069

LIABILITIES:
Unrealized depreciation on swap agreements	132,144
Payable for:
Fund shares redeemed	2,055,879
Management fees	525,858
Transfer agent and administrative fees	175,286
Variation margin	127,650
Portfolio accounting fees	49,619
Distribution and service fees	37,883
Miscellaneous	409,469

Total liabilities	3,513,788

NET ASSETS	$866,326,281

NET ASSETS CONSIST OF:
Paid in capital	$553,742,424
Accumulated net investment loss	(1,097,969)
Accumulated net realized loss on investments	(74,717,675)
Net unrealized appreciation on investments	388,399,501

Net assets	$866,326,281

INVESTOR CLASS:
Net assets	$770,626,273
Capital shares outstanding	42,999,397
Net asset value per share	$17.92

ADVISOR CLASS:
Net assets	$65,970,094
Capital shares outstanding	3,949,696
Net asset value per share	$16.70

A-CLASS:
Net assets	$14,552,729
Capital shares outstanding	854,619
Net asset value per share	$17.03

Maximum offering price per share
(Net asset value divided by 95.25%)	$17.88

C-CLASS:
Net assets	$15,177,185
Capital shares outstanding	950,088
Net asset value per share	$15.97

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,349)	$6,157,304
Interest	37,577

Total investment income	6,194,881

EXPENSES:
Management fees	5,092,327
Transfer agent and administrative fees	1,697,442
Distribution and service fees:
Advisor Class	261,664
A-Class	29,131
C-Class	119,361
Portfolio accounting fees	525,026
Custodian fees	185,929
Trustees’ fees*	55,953
Miscellaneous	1,041,604

Total expenses	9,008,437

Net investment loss	(2,813,556)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	75,534,229
Swap agreements	8,087,908
Futures contracts	(7,886,916)

Net realized gain	75,735,221

Net change in unrealized appreciation (depreciation) on:
Investments	43,286,198
Swap agreements	(902,680)
Futures contracts	718,676

Net change in unrealized appreciation
(depreciation)	43,102,194

Net realized and unrealized gain	118,837,415

Net increase in net assets resulting from operations	$116,023,859

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,813,556)	$(3,428,489)
Net realized gain on investments	75,735,221	70,297,595
Net change in unrealized appreciation (depreciation) on investments	43,102,194	34,762,528

Net increase in net assets resulting from operations	116,023,859	101,631,634

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	1,153,783,841	860,487,604
Advisor Class	571,956,189	441,307,154
A-Class	97,487,517	67,791,746
C-Class	21,424,113	21,551,470
COST OF SHARES REDEEMED
Investor Class	(1,063,699,726)	(940,995,522)
Advisor Class	(639,590,826)	(348,748,232)
A-Class	(102,605,558)	(64,453,774)
C-Class	(20,325,435)	(23,664,570)

Net increase from capital share transactions	18,430,115	13,275,876

Net increase in net assets	134,453,974	114,907,510
NET ASSETS:
Beginning of year	731,872,307	616,964,797

End of year	$866,326,281	$731,872,307

Accumulated net investment loss at end of year	$(1,097,969)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	75,538,259	63,709,336
Advisor Class	40,025,316	35,761,441
A-Class	6,747,249	5,034,771
C-Class	1,580,216	1,782,827
Shares redeemed
Investor Class	(70,605,176)	(70,201,212)
Advisor Class	(44,503,780)	(28,810,838)
A-Class	(7,256,942)	(4,903,901)
C-Class	(1,494,948)	(1,964,626)

Net increase in shares	30,194	407,798

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 47

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$15.23	$12.83	$8.15	$11.81	$11.78

Income (loss) from investment operations:
Net investment loss[a]	(.05)	(.07)	(.07)	(.06)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.74	2.47	4.75	(3.60)	.09

Total from investment operations	2.69	2.40	4.68	(3.66)	.03

Net asset value, end of period	$17.92	$15.23	$12.83	$8.15	$11.81

Total Return[b]	17.66%	18.71%	57.42%	(30.99%)	0.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$770,626	$579,925	$571,761	$389,944	$617,923

Ratios to average net assets:
Net investment loss	(0.34%)	(0.50%)	(0.63%)	(0.59%)	(0.50%)
Total expenses	1.27%	1.31%	1.30%	1.30%	1.28%

Portfolio turnover rate	94%	39%	34%	55%	57%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.27	$12.09	$7.72	$11.23	$11.26

Income (loss) from investment operations:
Net investment loss[a]	(.13)	(.12)	(.12)	(.11)	(.12)
Net gain (loss) on investments (realized and unrealized)	2.56	2.30	4.49	(3.40)	.09

Total from investment operations	2.43	2.18	4.37	(3.51)	(.03)

Net asset value, end of period	$16.70	$14.27	$12.09	$7.72	$11.23

Total Return[b]	17.03%	18.03%	56.61%	(31.26%)	(0.27%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,970	$120,277	$17,859	$18,078	$15,184

Ratios to average net assets:
Net investment loss	(0.87%)	(1.00%)	(1.13%)	(1.11%)	(0.99%)
Total expenses	1.76%	1.80%	1.80%	1.79%	1.78%

Portfolio turnover rate	94%	39%	34%	55%	57%

48 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.52	$12.27	$7.82	$11.35	$11.36

Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.11)	(.09)	(.08)	(.09)
Net gain (loss) on investments (realized and unrealized)	2.60	2.36	4.54	(3.45)	.08

Total from investment operations	2.51	2.25	4.45	(3.53)	(.01)

Net asset value, end of period	$17.03	$14.52	$12.27	$7.82	$11.35

Total Return[b]	17.29%	18.34%	56.91%	(31.10%)	(0.09%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,553	$19,806	$15,128	$3,140	$6,044

Ratios to average net assets:
Net investment loss	(0.61%)	(0.81%)	(0.86%)	(0.82%)	(0.76%)
Total expenses	1.53%	1.56%	1.55%	1.55%	1.54%

Portfolio turnover rate	94%	39%	34%	55%	57%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.72	$11.67	$7.49	$10.95	$11.02

Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.19)	(.16)	(.15)	(.18)
Net gain (loss) on investments (realized and unrealized)	2.44	2.24	4.34	(3.31)	.11

Total from investment operations	2.25	2.05	4.18	(3.46)	(.07)

Net asset value, end of period	$15.97	$13.72	$11.67	$7.49	$10.95

Total Return[b]	16.40%	17.57%	(55.81%)	(31.60%)	(0.64%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,177	$11,864	$12,216	$6,368	$10,343

Ratios to average net assets:
Net investment loss	(1.35%)	(1.52%)	(1.63%)	(1.59%)	(1.50%)
Total expenses	2.27%	2.31%	2.30%	2.30%	2.28%

Portfolio turnover rate	94%	39%	34%	55%	57%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, with the NASDAQ-100 Index up 18.99%, the Inverse NASDAQ-100® Fund Investor Class returned -21.22% over the same time period. For the same one-year period, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index*.

Sectors contributing most to performance of the index were Information Technology and Consumer Discretionary, while Consumer Staples, Industrials and Materials contributed the least to performance of the index. Telecommunications Services was the only sector detracting from performance of the index.

Apple, Inc., Microsoft Corp. and Intel Corp. were among the stocks which provided the most performance to the index, while First Solar, Inc., Research in Motion Ltd. and Oracle Corp. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies, including investment companies.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	September 3, 1998
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 7, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

50  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-21.22%	-14.54%	-10.56%
C-Class Shares	-22.12%	-15.42%	-11.48%
C-Class Shares with CDSC†	-22.90%	-15.42%	-11.48%
NASDAQ-100 Index	18.99%	10.00%	7.15%
			Since Inception (08/01/03)
Advisor Class Shares	-21.26%	-14.94%	-12.02%
NASDAQ-100 Index	18.99%	10.00%	10.03%
			(03/31/04)
A-Class Shares	-21.53%	-14.78%	-11.05%
A-Class Shares with sales charge‡	-25.25%	-15.61%	-11.59%
NASDAQ-100 Index	18.99%	10.00%	9.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  51

SCHEDULE OF INVESTMENTS	March31,2012
INVERSE NASDAQ-100® STRATEGY FUND

	FACE AMOUNT	VALUE

REPURCHASE AGREEMENTS†,1 – 89.8%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$5,296,603	$5,296,603
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	1,995,246	1,995,246
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	1,490,196	1,490,196
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	396,078	396,078

Total Repurchase Agreements
(Cost $9,178,123)		9,178,123

Total Investments – 89.8%
(Cost $9,178,123)		$9,178,123

Other Assets & Liabilities, net – 10.2%		1,046,342

Total Net Assets – 100.0%		$10,224,465

	UNITS	UNREALIZED GAIN

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT†
Goldman Sachs International
April 2012 NASDAQ-100 Index
Swap, Terminating 04/27/12[3]
(Notional Value $2,204,172)	800	$18,229
Credit Suisse Capital, LLC
April 2012 NASDAQ-100 Index
Swap, Terminating 04/30/12[3]
(Notional Value $4,759,477)	1,727	10,438
Barclays Bank plc
April 2012 NASDAQ-100 Index
Swap, Terminating 04/30/12[3]
(Notional Value $2,525,505)	917	6,244
Morgan Stanley Capital Services, Inc.
April 2012 NASDAQ-100 Index
Swap, Terminating 04/30/12[3]
(Notional Value $637,354)	231	6,208

(Total Notional Value $10,126,508)		$41,119

†	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

plc — Public Limited Company

52 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $9,178,123)	$9,178,123

Total investments (cost $9,178,123)	9,178,123
Segregated cash with broker	482,868
Unrealized appreciation on swap agreements	41,119
Cash	62
Receivables:
Fund shares sold	579,278

Total assets	10,281,450

LIABILITIES:
Payable for:
Fund shares redeemed	33,235
Management fees	8,167
Transfer agent and administrative fees	2,269
Distribution and service fees	977
Portfolio accounting fees	907
Miscellaneous	11,430

Total liabilities	56,985

NET ASSETS	$10,224,465

NET ASSETS CONSIST OF:
Paid in capital	$90,814,754
Accumulated net investment loss	(46,094)
Accumulated net realized loss on investments	(80,585,314)
Net unrealized appreciation on investments	41,119

Net assets	$10,224,465

INVESTOR CLASS:
Net assets	$8,791,973
Capital shares outstanding	936,239
Net asset value per share	$9.39

ADVISOR CLASS:
Net assets	$207,299
Capital shares outstanding	23,030
Net asset value per share	$9.00

A-CLASS:
Net assets	$473,584
Capital shares outstanding	51,740
Net asset value per share	$9.15

Maximum offering price per share (Net asset value divided by 95.25%)	$9.61

C-CLASS:
Net assets	$751,609
Capital shares outstanding	90,387
Net asset value per share	$8.32

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$13,268

Total investment income	13,268

EXPENSES:
Management fees	176,419
Transfer agent and administrative fees	49,005
Distribution and service fees:
Advisor Class	15,324
A-Class	2,068
C-Class	10,762
Portfolio accounting fees	19,602
Custodian fees	4,953
Trustees’ fees*	2,029
Miscellaneous	31,380

Total expenses	311,542

Net investment loss	(298,274)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(6,494,251)
Futures contracts	(1,333,742)

Net realized loss	(7,827,993)

Net change in unrealized appreciation
(depreciation) on:
Investments	(3,616)
Swap agreements	377,447
Futures contracts	173,780

Net change in unrealized appreciation (depreciation)	547,611

Net realized and unrealized loss	(7,280,382)

Net decrease in net assets resulting from operations	$(7,578,656)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 53

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(298,274)	$(371,197)
Net realized loss on investments	(7,827,993)	(7,304,342)
Net change in unrealized appreciation (depreciation) on investments	547,611	882,515

Net decrease in net assets resulting from operations	(7,578,656)	(6,793,024)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	142,109,664	260,086,564
Advisor Class	114,452,287	27,365,708
A-Class	6,351,382	4,601,753
C-Class	7,348,638	9,852,417
COST OF SHARES REDEEMED
Investor Class	(162,650,698)	(242,454,552)
Advisor Class	(111,429,096)	(27,271,613)
A-Class	(6,619,902)	(4,482,661)
C-Class	(8,759,826)	(8,856,521)

Net increase (decrease) from capital share transactions	(19,197,551)	18,841,095

Net increase (decrease) in net assets	(26,776,207)	12,048,071

NET ASSETS:
Beginning of year	37,000,672	24,952,601

End of year	$10,224,465	$37,000,672

Accumulated net investment loss at end of year	$(46,094)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	12,219,255	18,840,855
Advisor Class	9,713,681	2,019,121
A-Class	569,930	320,094
C-Class	688,617	786,039
Shares redeemed
Investor Class	(14,048,576)	(17,478,115)
Advisor Class	(9,746,834)	(2,025,955)
A-Class	(599,296)	(309,462)
C-Class	(826,443)	(694,263)

Net increase (decrease) in shares	(2,029,666)	1,458,314

54 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.92	$15.07	$25.09	$21.27	$21.67

Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.18)	(.25)	(.06)	.59
Net gain (loss) on investments (realized and unrealized)	(2.37)	(2.97)	(9.77)	4.25	(.30)

Total from investment operations	(2.53)	(3.15)	(10.02)	4.19	.29

Less distributions from:
Net investment income	—	—	—	(.37)	(.69)

Total distributions	—	—	—	(.37)	(.69)

Net asset value, end of period	$9.39	$11.92	$15.07	$25.09	$21.27

Total Return[b]	(21.22%)	(20.90%)	(39.94%)	19.48%	1.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,792	$32,978	$21,137	$33,672	$59,819

Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.30%)	(1.35%)	(0.26%)	2.98%
Total expenses	1.45%	1.47%	1.47%	1.46%	1.47%

Portfolio turnover rate	—	—	—	—	—

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.43	$14.54	$24.37	$20.77	$21.28

Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.24)	(.32)	(.06)	.51
Net gain (loss) on investments (realized and unrealized)	(2.22)	(2.87)	(9.51)	4.03	(.33)

Total from investment operations	(2.43)	(3.11)	(9.83)	3.97	.18

Less distributions from:
Net investment income	—	—	—	(.37)	(.69)

Total distributions	—	—	—	(.37)	(.69)

Net asset value, end of period	$9.00	$11.43	$14.54	$24.37	$20.77

Total Return[b]	(21.26%)	(21.39%)	(40.34%)	18.88%	1.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207	$642	$916	$476	$3,744

Ratios to average net assets:
Net investment income (loss)	(1.91%)	(1.80%)	(1.84%)	(0.29%)	2.56%
Total expenses	1.95%	1.97%	1.97%	1.97%	1.98%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 55

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.66	$14.78	$24.67	$20.97	$21.43

Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.21)	(.26)	(.22)	.52
Net gain (loss) on investments (realized and unrealized)	(2.33)	(2.91)	(9.63)	4.29	(.29)

Total from investment operations	(2.51)	(3.12)	(9.89)	4.07	.23

Less distributions from:
Net investment income	—	—	—	(.37)	(.69)

Total distributions	—	—	—	(.37)	(.69)

Net asset value, end of period	$9.15	$11.66	$14.78	$24.67	$20.97

Total Return[b]	(21.53%)	(21.11%)	(40.09%)	19.18%	1.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$474	$946	$1,041	$2,301	$1,784

Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.54%)	(1.37%)	(0.92%)	2.61%
Total expenses	1.69%	1.72%	1.71%	1.71%	1.72%

Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.67	$13.62	$22.91	$19.63	$20.27

Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.29)	(.39)	(.25)	.38
Net gain (loss) on investments (realized and unrealized)	(2.11)	(2.66)	(8.90)	3.90	(.33)

Total from investment operations	(2.35)	(2.95)	(9.29)	3.65	.05

Less distributions from:
Net investment income	—	—	—	(.37)	(.69)

Total distributions	—	—	—	(.37)	(.69)

Net asset value, end of period	$8.32	$10.67	$13.62	$22.91	$19.63

Total Return[b]	(22.12%)	(21.66%)	(40.55%)	18.35%	0.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$752	$2,435	$1,858	$3,066	$7,633

Ratios to average net assets:
Net investment income (loss)	(2.37%)	(2.29%)	(2.33%)	(1.19%)	2.05%
Total expenses	2.45%	2.47%	2.47%	2.47%	2.48%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

56 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended March 31, 2012, the Mid-Cap 1.5x Strategy Fund H-Class returned -2.29%. Over the year, its benchmark, the S&P MidCap 400 Index*, had a 1.98% return. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Sectors contributing most to performance of the index were Consumer Discretionary and Industrials. Energy was the largest detractor from return of the index for the year.

Regeneron Pharmaceuticals, Inc., Monster Beverage Corp. and Dollar Tree, Inc. were among the stocks which provided the most performance to the index during the year. Cimarex Energy Co., Green Mountain Coffee Roasters, Inc. and Arch Coal, Inc. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001
Ten Largest Holdings (% of Total Net Assets)
Monster Beverage Corp.	0.7%
Regeneron Pharmaceuticals, Inc.	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
Kansas City Southern	0.6%
AMETEK, Inc.	0.6%
Macerich Co.	0.5%
Equinix, Inc.	0.5%
Church & Dwight Company, Inc.	0.5%
Fossil, Inc.	0.5%
Henry Schein, Inc.	0.5%
Top Ten Total	5.6%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
C-Class Shares	-3.15%	-0.61%	4.58%
C-Class Shares with CDSC†	-4.12%	-0.61%	4.58%
H-Class Shares	-2.29%	0.13%	5.37%
S&P MidCap 400 Index	1.98%	4.78%	7.70%
			Since Inception (03/31/04)
A-Class Shares	-2.45%	0.12%	5.58%
A-Class Shares with sales charge‡	-7.08%	-0.85%	4.94%
S&P MidCap 400 Index	1.98%	4.78%	7.92%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  59

SCHEDULE OF INVESTMENTS	March 31, 2012
MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† — 83.8%
FINANCIALS — 17.5%
Macerich Co.	2,215	$127,916
SL Green Realty Corp.	1,450	112,448
Federal Realty Investment Trust	1,069	103,469
New York Community Bancorp, Inc.	7,363	102,420
Affiliated Managers Group, Inc.*	900	100,629
UDR, Inc.	3,750	100,162
Rayonier, Inc.	2,058	90,738
Essex Property Trust, Inc.	579	87,724
Camden Property Trust	1,324	87,053
Realty Income Corp.	2,239	86,716
Everest Re Group Ltd.	900	83,268
Alleghany Corp.*	246	80,959
Alexandria Real Estate Equities, Inc.	1,037	75,836
MSCI, Inc. — Class A*	2,040	75,092
Reinsurance Group of America, Inc. — Class A	1,230	73,148
Taubman Centers, Inc.	970	70,762
Liberty Property Trust	1,959	69,975
Arthur J Gallagher & Co.	1,930	68,978
Raymond James Financial, Inc.	1,869	68,275
WR Berkley Corp.	1,874	67,689
Regency Centers Corp.	1,509	67,120
Fidelity National Financial, Inc. — Class A	3,714	66,963
BRE Properties, Inc.	1,270	64,199
Duke Realty Corp.	4,344	62,293
Jones Lang LaSalle, Inc.	730	60,816
Senior Housing Properties Trust	2,730	60,197
Cullen/Frost Bankers, Inc.	1,028	59,819
First Niagara Financial Group, Inc.	5,907	58,125
East West Bancorp, Inc.	2,495	57,610
American Campus Communities, Inc.	1,250	55,900
Eaton Vance Corp.	1,942	55,502
Hospitality Properties Trust	2,073	54,872
HCC Insurance Holdings, Inc.	1,747	54,454
Commerce Bancshares, Inc.	1,329	53,851
Weingarten Realty Investors	2,028	53,600
Hancock Holding Co.	1,422	50,495
SEI Investments Co.	2,430	50,277
Home Properties, Inc.	812	49,540
American Financial Group, Inc.	1,282	49,460
Signature Bank*	775	48,856
National Retail Properties, Inc.	1,772	48,181
Jefferies Group, Inc.	2,520	47,477
SVB Financial Group*	728	46,840
Waddell & Reed Financial, Inc. — Class A	1,438	46,606
Brown & Brown, Inc.	1,949	46,347
Old Republic International Corp.	4,348	45,871
Mack-Cali Realty Corp.	1,470	42,365
CBOE Holdings, Inc.	1,490	42,346
City National Corp.	786	41,241
Valley National Bancorp	3,149	40,780
Associated Banc-Corp.	2,920	40,763
Highwoods Properties, Inc.	1,220	40,650
Protective Life Corp.	1,371	40,609
Bank of Hawaii Corp.	770	37,230

	SHARES	VALUE
Omega Healthcare Investors, Inc.	1,740	$36,992
Prosperity Bancshares, Inc.	790	36,182
Fulton Financial Corp.	3,362	35,301
Aspen Insurance Holdings Ltd.	1,188	33,193
TCF Financial Corp.	2,653	31,544
Hanover Insurance Group, Inc.	755	31,046
FirstMerit Corp.	1,833	30,904
StanCorp Financial Group, Inc.	743	30,418
Washington Federal, Inc.	1,804	30,343
First American Financial Corp.	1,770	29,435
Janus Capital Group, Inc.	3,166	28,209
Corporate Office Properties Trust	1,209	28,061
Webster Financial Corp.	1,237	28,043
Synovus Financial Corp.	13,300	27,265
Trustmark Corp.	1,080	26,978
Mercury General Corp.	610	26,681
Kemper Corp.	840	25,435
Apollo Investment Corp.	3,307	23,711
Cathay General Bancorp	1,320	23,364
Westamerica Bancorporation	471	22,608
Potlatch Corp.	677	21,217
Greenhill & Company, Inc.	480	20,947
Equity One, Inc.	998	20,180
International Bancshares Corp.	890	18,824
BancorpSouth, Inc.	1,375	18,521
Astoria Financial Corp.	1,406	13,863

Total Financials		4,173,777

INDUSTRIALS—14.2%
Kansas City Southern*	1,840	131,910
AMETEK, Inc.	2,694	130,687
Donaldson Company, Inc.	2,500	89,324
KBR, Inc.	2,484	88,306
J.B. Hunt Transport Services, Inc.	1,511	82,154
BE Aerospace, Inc.*	1,748	81,230
Pentair, Inc.	1,655	78,794
Hubbell, Inc. — Class B	999	78,501
AGCO Corp.*	1,631	76,999
Timken Co.	1,410	71,542
Waste Connections, Inc.	2,068	67,272
SPX Corp.	858	66,521
MSC Industrial Direct Co., Inc. — Class A	769	64,042
Lincoln Electric Holdings, Inc.	1,406	63,720
Manpower, Inc.	1,345	63,712
Thomas & Betts Corp.*	876	62,993
Kirby Corp.*	936	61,580
Wabtec Corp.	806	60,748
Kennametal, Inc.	1,339	59,626
IDEX Corp.	1,407	59,277
Fortune Brands Home & Security, Inc.*	2,654	58,574
URS Corp.	1,336	56,807
Towers Watson & Co. — Class A	850	56,160
Gardner Denver, Inc.	850	53,567
Clean Harbors, Inc.*	790	53,191
Graco, Inc.	1,000	53,060
Nordson Corp.	956	52,112
Carlisle Companies, Inc.	1,033	51,567
Copart, Inc.*	1,792	46,717

60 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
Regal-Beloit Corp.	699	$45,819
Corrections Corporation of America*	1,671	45,635
Triumph Group, Inc.	724	45,366
United Rentals, Inc.*	1,056	45,292
Landstar System, Inc.	784	45,252
Valmont Industries, Inc.	380	44,616
Trinity Industries, Inc.	1,346	44,351
Acuity Brands, Inc.	702	44,107
AECOM Technology Corp.*	1,970	44,069
Woodward, Inc.	1,010	43,258
Alaska Air Group, Inc.*	1,190	42,625
Terex Corp.*	1,840	41,400
CLARCOR, Inc.	840	41,236
Crane Co.	814	39,479
Exelis, Inc.	3,101	38,825
Esterline Technologies Corp.*	514	36,730
ITT Corp.	1,590	36,475
Oshkosh Corp.*	1,540	35,682
Watsco, Inc.	475	35,169
Shaw Group, Inc.*	1,094	34,691
Lennox International, Inc.	854	34,416
Alexander & Baldwin, Inc.	707	34,254
Huntington Ingalls Industries, Inc.*	818	32,916
Harsco Corp.	1,352	31,718
GATX Corp.	780	31,434
Con-way, Inc.	936	30,523
UTI Worldwide, Inc.	1,720	29,636
Alliant Techsystems, Inc.	554	27,766
FTI Consulting, Inc.*	695	26,076
General Cable Corp.*	835	24,282
Corporate Executive Board Co.	558	24,000
Rollins, Inc.	1,080	22,982
Herman Miller, Inc.	973	22,340
Mine Safety Appliances Co.	516	21,197
HNI Corp.	753	20,896
Deluxe Corp.	855	20,024
Brink’s Co.	787	18,786
Werner Enterprises, Inc.	750	18,645
JetBlue Airways Corp.*	3,450	16,871
Granite Construction, Inc.	577	16,583
Korn*	802	13,434

Total Industrials		3,369,549

INFORMATION TECHNOLOGY—14.0%
Equinix, Inc.*	783	123,283
Trimble Navigation Ltd.*	2,090	113,738
Alliance Data Systems Corp.*	842	106,058
ANSYS, Inc.*	1,560	101,430
Rackspace Hosting, Inc.*	1,750	101,133
Informatica Corp.*	1,800	95,220
VeriFone Systems, Inc.*	1,782	92,432
Lam Research Corp.*	2,012	89,775
Avnet, Inc.*	2,435	88,609
Skyworks Solutions, Inc.*	3,162	87,430
TIBCO Software, Inc.*	2,800	85,400
Arrow Electronics, Inc.*	1,875	78,694
Factset Research Systems, Inc.	757	74,973

	SHARES	VALUE
Synopsys, Inc.*	2,444	$74,933
Atmel Corp.*	7,569	74,631
MICROS Systems, Inc.*	1,342	74,199
Riverbed Technology, Inc.*	2,640	74,131
Gartner, Inc.*	1,567	66,817
Global Payments, Inc.	1,315	62,463
Cree, Inc.*	1,940	61,362
Rovi Corp.*	1,801	58,623
NCR Corp.*	2,655	57,641
Polycom, Inc.*	2,979	56,810
Parametric Technology Corp.*	1,992	55,656
Cadence Design Systems, Inc.*	4,594	54,393
Solera Holdings, Inc.	1,176	53,967
Broadridge Financial Solutions, Inc.	2,082	49,781
Jack Henry & Associates, Inc.	1,456	49,679
Ingram Micro, Inc. — Class A*	2,519	46,753
Concur Technologies, Inc.*	786	45,101
National Instruments Corp.	1,560	44,491
NeuStar, Inc. — Class A*	1,133	42,204
Wright Express Corp.*	651	42,139
Cypress Semiconductor Corp.*	2,599	40,622
Diebold, Inc.	1,049	40,407
Tech Data Corp.*	690	37,439
Lender Processing Services, Inc.	1,416	36,816
Zebra Technologies Corp. — Class A*	873	35,950
Compuware Corp.*	3,668	33,709
ADTRAN, Inc.	1,070	33,373
Vishay Intertechnology, Inc.*	2,639	32,090
Semtech Corp.*	1,092	31,078
Fairchild Semiconductor International, Inc. — Class A*	2,114	31,076
DST Systems, Inc.	564	30,586
Silicon Laboratories, Inc.*	710	30,530
Itron, Inc.*	668	30,334
AOL, Inc.*	1,591	30,181
QLogic Corp.*	1,656	29,411
CoreLogic, Inc.*	1,788	29,180
Plantronics, Inc.	721	29,027
Ciena Corp.*	1,660	26,875
International Rectifier Corp.*	1,159	26,738
ValueClick, Inc.*	1,348	26,610
ACI Worldwide, Inc.*	660	26,578
Fair Isaac Corp.	601	26,384
Convergys Corp.*	1,945	25,966
Tellabs, Inc.	6,132	24,835
Intersil Corp. — Class A	2,120	23,744
Mentor Graphics Corp.*	1,561	23,196
RF Micro Devices, Inc.*	4,636	23,087
Quest Software, Inc.*	952	22,153
Monster Worldwide, Inc.*	2,066	20,144
Acxiom Corp.*	1,312	19,260
Integrated Device Technology, Inc.*	2,373	16,967
MEMC Electronic Materials, Inc.*	3,873	13,982
Advent Software, Inc.*	538	13,773
Mantech International Corp. — Class A	390	13,439

Total Information Technology		3,319,489

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
MID-CAP 1.5x STRATEGY FUND

	xxxxxxxxx	xxxxxxxxx
	SHARES	VALUE
CONSUMER DISCRETIONARY - 11.2%
Fossil, Inc.*	871	$114,955
Advance Auto Parts, Inc.	1,225	108,498
Tractor Supply Co.	1,197	108,400
PetSmart, Inc.	1,871	107,059
PVH Corp.	1,130	100,943
Polaris Industries, Inc.	1,149	82,900
Panera Bread Co. — Class A*	502	80,781
Foot Locker, Inc.	2,538	78,805
Dick’s Sporting Goods, Inc.	1,621	77,938
LKQ Corp.*	2,470	76,990
Signet Jewelers Ltd.	1,459	68,982
Williams-Sonoma, Inc.	1,727	64,728
Mohawk Industries, Inc.*	959	63,783
NVR, Inc.*	85	61,738
Tupperware Brands Corp.	942	59,817
Gentex Corp.	2,418	59,241
Toll Brothers, Inc.*	2,461	59,039
Under Armour, Inc. — Class A*	617	57,998
American Eagle Outfitters, Inc.	3,252	55,902
Ascena Retail Group, Inc.*	1,131	50,126
Hanesbrands, Inc.*	1,637	48,357
Sotheby’s	1,130	44,454
AMC Networks, Inc. — Class A*	965	43,068
Carter’s, Inc.*	859	42,752
Chico’s FAS, Inc.	2,814	42,491
Service Corporation International	3,718	41,865
Deckers Outdoor Corp.*	646	40,730
Warnaco Group, Inc.*	674	39,362
Rent-A-Center, Inc. — Class A	996	37,599
John Wiley & Sons, Inc. — Class A	788	37,500
Brinker International, Inc.	1,318	36,311
Life Time Fitness, Inc.*	710	35,904
Guess?, Inc.	1,120	35,000
Bally Technologies, Inc.*	720	33,660
Aaron’s, Inc.	1,272	32,945
Lamar Advertising Co. — Class A*	980	31,762
Saks, Inc.*	2,616	30,372
Aeropostale, Inc.*	1,355	29,295
Cheesecake Factory, Inc.*	917	26,951
ANN, Inc.*	879	25,175
HSN, Inc.	661	25,138
Wendy’s Co.	4,974	24,920
Thor Industries, Inc.	736	23,228
DreamWorks Animation SKG, Inc. — Class A*	1,200	22,140
WMS Industries, Inc.*	928	22,021
ITT Educational Services, Inc.*	329	21,760
Meredith Corp.	620	20,125
Collective Brands, Inc.*	1,017	19,994
Bob Evans Farms, Inc.	489	18,445
Strayer Education, Inc.	187	17,630
Regis Corp.	951	17,527
Valassis Communications, Inc.*	717	16,491
MDC Holdings, Inc.	633	16,325
Office Depot, Inc.*	4,714	16,263
Matthews International Corp. — Class A	474	14,997

	SHARES	VALUE
Scholastic Corp.	420	$14,818
New York Times Co. — Class A*	2,035	13,818
International Speedway Corp. — Class A	469	13,015
Scientific Games Corp. — Class A*	977	11,392
KB Home	1,211	10,778
RadioShack Corp.	1,667	10,369
American Greetings Corp. — Class A	643	9,864
Barnes & Noble, Inc.*	690	9,143

Total Consumer Discretionary		2,664,377

HEALTH CARE—8.6%
Regeneron Pharmaceuticals, Inc.*	1,280	149,274
Vertex Pharmaceuticals, Inc.*	3,530	144,765
Henry Schein, Inc.*	1,507	114,050
Mettler-Toledo International, Inc.*	528	97,547
Hologic, Inc.*	4,425	95,358
IDEXX Laboratories, Inc.*	924	80,803
Endo Pharmaceuticals Holdings, Inc.*	1,959	75,872
ResMed, Inc.*	2,420	74,802
Universal Health Services, Inc. — Class B	1,624	68,062
Omnicare, Inc.	1,907	67,833
Cooper Companies, Inc.	800	65,368
Mednax, Inc.*	820	60,983
Health Net, Inc.*	1,386	55,051
AMERIGROUP Corp.*	810	54,497
Catalyst Health Solutions, Inc.*	840	53,533
Allscripts Healthcare Solutions, Inc.*	3,200	53,120
WellCare Health Plans, Inc.*	719	51,682
Gen-Probe, Inc.*	759	50,405
Covance, Inc.*	982	46,773
HMS Holdings Corp.*	1,440	44,942
Techne Corp.	617	43,252
United Therapeutics Corp.*	900	42,417
Teleflex, Inc.	680	41,582
Lincare Holdings, Inc.	1,460	37,785
Medicis Pharmaceutical Corp. — Class A	989	37,177
Hill-Rom Holdings, Inc.	1,041	34,780
Bio-Rad Laboratories, Inc. — Class A*	330	34,218
VCA Antech, Inc.*	1,470	34,119
Thoratec Corp.*	981	33,070
Community Health Systems, Inc.*	1,483	32,982
Owens & Minor, Inc.	1,067	32,447
LifePoint Hospitals, Inc.*	809	31,907
STERIS Corp.	967	30,577
Charles River Laboratories International, Inc.*	821	29,630
Health Management Associates,
Inc. — Class A*	4,270	28,694
Masimo Corp.*	978	22,866

Total Health Care		2,052,223

MATERIALS—5.4%
Albemarle Corp.	1,493	95,432
Ashland, Inc.	1,314	80,233
Rock-Tenn Co. — Class A	1,180	79,721
Valspar Corp.	1,563	75,477
Reliance Steel & Aluminum Co.	1,258	71,052
Martin Marietta Materials, Inc.	766	65,593

62 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
MID-CAP 1.5x STRATEGY FUND

	SHARES	VALUE
Aptargroup, Inc.	1,110	$60,794
Domtar Corp.	613	58,468
RPM International, Inc.	2,200	57,618
Sonoco Products Co.	1,690	56,108
Steel Dynamics, Inc.	3,676	53,449
Packaging Corporation of America	1,620	47,936
Cytec Industries, Inc.	769	46,748
Cabot Corp.	1,058	45,155
Compass Minerals International, Inc.	550	39,457
Scotts Miracle-Gro Co. — Class A	725	39,266
Carpenter Technology Corp.	738	38,546
Silgan Holdings, Inc.	830	36,686
NewMarket Corp.	180	33,732
Sensient Technologies Corp.	844	32,072
Olin Corp.	1,344	29,232
Greif, Inc. — Class A	516	28,855
Commercial Metals Co.	1,940	28,751
Louisiana-Pacific Corp.*	2,300	21,505
Intrepid Potash, Inc.*	880	21,410
Minerals Technologies, Inc.	298	19,492
Worthington Industries, Inc.	879	16,859

Total Materials		1,279,647

ENERGY—4.7%
HollyFrontier Corp.	3,495	112,364
Cimarex Energy Co.	1,438	108,526
Oceaneering International, Inc.	1,813	97,702
Plains Exploration & Production Co.*	2,152	91,783
SM Energy Co.	1,076	76,149
Superior Energy Services, Inc.*	2,646	69,749
Oil States International, Inc.*	860	67,132
Dresser-Rand Group, Inc.*	1,271	58,962
World Fuel Services Corp.	1,194	48,954
Tidewater, Inc.	861	46,511
Patterson-UTI Energy, Inc.	2,595	44,867
Atwood Oceanics, Inc.*	947	42,511
Arch Coal, Inc.	3,580	38,342
Dril-Quip, Inc.*	580	37,712
CARBO Ceramics, Inc.	330	34,799
Helix Energy Solutions Group, Inc.*	1,773	31,559
Unit Corp.*	696	29,761
Forest Oil Corp.*	1,881	22,798
Northern Oil and Gas, Inc.*	1,060	21,984
Bill Barrett Corp.*	788	20,496
Quicksilver Resources, Inc.*	1,986	10,009
Patriot Coal Corp.*	1,556	9,709

Total Energy		1,122,379

UTILITIES—4.5%
OGE Energy Corp.	1,646	88,062
NSTAR	1,734	84,324
Alliant Energy Corp.	1,859	80,532
MDU Resources Group, Inc.	3,169	70,954
National Fuel Gas Co.	1,395	67,127
N.V. Energy, Inc.	3,961	63,850
Energen Corp.	1,210	59,472
Westar Energy, Inc.	2,110	58,932
Questar Corp.	2,986	57,510
Aqua America, Inc.	2,330	51,936

	SHARES	VALUE
UGI Corp.	1,882	$51,285
Atmos Energy Corp.	1,514	47,630
Great Plains Energy, Inc.	2,285	46,317
Hawaiian Electric Industries, Inc.	1,610	40,814
Cleco Corp.	1,021	40,483
Vectren Corp.	1,370	39,812
WGL Holdings, Inc.	864	35,165
IDACORP, Inc.	838	34,459
Black Hills Corp.	738	24,745
PNM Resources, Inc.	1,337	24,467

Total Utilities		1,067,876

CONSUMER STAPLES—3.3%
Monster Beverage Corp.*	2,542	157,833
Church & Dwight Company, Inc.	2,390	117,564
Green Mountain Coffee Roasters, Inc.*	2,183	102,252
Energizer Holdings, Inc.*	1,107	82,117
Corn Products International, Inc.	1,280	73,792
Ralcorp Holdings, Inc.*	927	68,681
Smithfield Foods, Inc.*	2,701	59,503
Flowers Foods, Inc.	1,895	38,601
Harris Teeter Supermarkets, Inc.*	827	33,163
Lancaster Colony Corp.	330	21,932
Universal Corp.	389	18,127
Post Holdings, Inc.*	460	15,148
Tootsie Roll Industries, Inc.	428	9,799

Total Consumer Staples		798,512

TELECOMMUNICATION SERVICES—0.4%
tw telecom, Inc. — Class A*	2,518	55,799
Telephone & Data Systems, Inc.	1,620	37,503

Total Telecommunication Services		93,302

Total Common Stocks (Cost $15,025,011)		19,941,131

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1 – 16.0%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$2,239,083	2,239,083
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	768,150	768,150
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	629,964	629,964
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	167,438	167,438

Total Repurchase Agreements (Cost $3,804,635)		3,804,635

Total Investments – 99.8% (Cost $18,829,646)		$23,745,766

Other Assets & Liabilities, net – 0.2%		40,080

Total Net Assets – 100.0%		$23,785,846

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
MID-CAP 1.5x STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS )
FUTURES CONTRACTS PURCHASED†
June 2012 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $8,914,500)	90	$195,103

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC April 2012 S&P MidCap 400 Index Swap, Terminating 04/30/12[3] (Notional Value $464,365)	467	$(161)
Barclays Bank plc April 2012 S&P MidCap 400 Index Swap, Terminating 04/30/12[3] (Notional Value $3,323,983)	3,343	(1,240)
Morgan Stanley Capital Services, Inc. April 2012 S&P MidCap 400 Index Swap, Terminating 04/30/12[3] (Notional Value $1,176,683)	1,183	(7,325)
Goldman Sachs International April 2012 S&P MidCap 400 Index Swap, Terminating 04/27/12[3] (Notional Value $1,650,906)	1,660	(17,407)

(Total Notional Value $6,615,937)		$(26,133)

*	Non-income producing security.
†	Value determined based on Level 1 inputs—See Note 4.
††	Value determined based on Level 2 inputs—See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

plc — Public Limited Company

64 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $15,025,011)	$19,941,131
Repurchase agreements, at value (cost $3,804,635)	3,804,635

Total investments (cost $18,829,646)	23,745,766
Segregated cash with broker	829,602
Cash	219
Receivables:
Fund shares sold	122,685
Dividends	17,615

Total assets	24,715,887

LIABILITIES:
Unrealized depreciation on swap agreements	26,133
Payable for:
Fund shares redeemed	808,313
Variation margin	26,100
Management fees	18,404
Swap settlement	17,226
Distribution and service fees	9,072
Transfer agent and administrative fees	5,112
Portfolio accounting fees	2,045
Miscellaneous	17,636

Total liabilities	930,041

NET ASSETS	$23,785,846

NET ASSETS CONSIST OF:
Paid in capital	$37,473,184
Accumulated net investment loss	(67,408)
Accumulated net realized loss on investments	(18,705,020)
Net unrealized appreciation on investments	5,085,090

Net assets	$23,785,846

A-CLASS:
Net assets	$1,997,263
Capital shares outstanding	55,123
Net asset value per share	$36.23

Maximum offering price per share (Net asset value divided by 95.25%)	$38.04

C-CLASS:
Net assets	$4,814,953
Capital shares outstanding	145,126
Net asset value per share	$33.18

H-CLASS:
Net assets	$16,973,630
Capital shares outstanding	467,965
Net asset value per share	$36.27

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$272,163
Interest	2,057

Total investment income	274,220

EXPENSES:
Management fees	258,148
Transfer agent and administrative fees	71,708
Distribution and service fees:
A-Class	3,598
C-Class	62,900
H-Class	52,385
Portfolio accounting fees	28,683
Custodian fees	7,504
Trustees’ fees*	2,919
Miscellaneous	35,307

Total expenses	523,152

Net investment loss	(248,932)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,509,050)
Swap agreements	588,413
Futures contracts	(1,806,429)

Net realized loss	(3,727,066)

Net change in unrealized appreciation (depreciation) on:
Investments	(48,469)
Swap agreements	(890,840)
Futures contracts	194,958

Net change in unrealized appreciation (depreciation)	(744,351)

Net realized and unrealized loss	(4,471,417)

Net decrease in net assets resulting from operations	$(4,720,349)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 65

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(248,932)	$(353,954)
Net realized gain (loss) on investments	(3,727,066)	3,824,140
Net change in unrealized appreciation (depreciation) on investments	(744,351)	1,314,011

Net increase (decrease) in net assets resulting from operations	(4,720,349)	4,784,197

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	4,439,075	1,553,048
C-Class	8,856,328	16,167,502
H-Class	191,352,207	368,792,421
COST OF SHARES REDEEMED
A-Class	(4,211,118)	(1,666,271)
C-Class	(9,591,810)	(15,672,167)
H-Class	(212,908,174)	(359,850,110)

Net increase (decrease) from capital share transactions	(22,063,492)	9,324,423

Net increase (decrease) in net assets	(26,783,841)	14,108,620

NET ASSETS:
Beginning of year	50,569,687	36,461,067

End of year	$23,785,846	$50,569,687

Accumulated net investment loss at end of year	$(67,408)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	137,923	51,004
C-Class	276,605	563,073
H-Class	5,925,626	12,089,650
Shares redeemed
A-Class	(133,333)	(58,734)
C-Class	(307,940)	(549,462)
H-Class	(6,606,666)	(12,087,163)

Net increase (decrease) in shares	(707,785)	8,368

66 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$37.14	$26.89	$13.33	$32.39	$41.56

Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.26)	(.16)	— [b]	.23
Net gain (loss) on investments (realized and unrealized)	(.68)	10.51	13.72	(17.74)	(7.46)

Total from investment operations	(.91)	10.25	13.56	(17.74)	(7.23)

Less distributions from:
Net investment income	—	—	—	—	(.26)
Net realized gains	—	—	—	(1.32)	(1.68)

Total distributions	—	—	—	(1.32)	(1.94)

Net asset value, end of period	$36.23	$37.14	$26.89	$13.33	$32.39

Total Return[c]	(2.45%)	38.12%	101.73%	(54.70%)	(18.29%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,997	$1,877	$1,567	$1,080	$1,571

Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.88%)	(0.79%)	0.01%	0.57%
Total expenses	1.66%	1.70%	1.69%	1.68%	1.67%

Portfolio turnover rate	141%	211%	219%	204%	226%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$34.26	$24.98	$12.47	$30.73	$39.82

Income (loss) from investment operations:
Net investment loss[a]	(.43)	(.43)	(.27)	(.17)	(.08)
Net gain (loss) on investments (realized and unrealized)	(.65)	9.71	12.78	(16.77)	(7.07)

Total from investment operations	(1.08)	9.28	12.51	(16.94)	(7.15)

Less distributions from:
Net investment income	—	—	—	—	(.26)
Net realized gains	—	—	—	(1.32)	(1.68)

Total distributions	—	—	—	(1.32)	(1.94)

Net asset value, end of period	$33.18	$34.26	$24.98	$12.47	$30.73

Total Return[c]	(3.15%)	37.15%	100.32%	(55.06%)	(18.90%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,815	$6,045	$4,069	$2,954	$8,388

Ratios to average net assets:
Net investment loss	(1.42%)	(1.59%)	(1.43%)	(0.72%)	(0.20%)
Total expenses	2.41%	2.44%	2.44%	2.43%	2.42%

Portfolio turnover rate	141%	211%	219%	204%	226%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 67

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$37.12	$26.89	$13.33	$32.40	$41.58

Income (loss) from investment operations:
Net investment income (loss)[a]	(.24)	(.28)	(.15)	.01	.25
Net gain (loss) on investments (realized and unrealized)	(.61)	10.51	13.71	(17.76)	(7.49)

Total from investment operations	(.85)	10.23	13.56	(17.75)	(7.24)

Less distributions from:
Net investment income	—	—	—	—	(.26)
Net realized gains	—	—	—	(1.32)	(1.68)

Total distributions	—	—	—	(1.32)	(1.94)

Net asset value, end of period	$36.27	$37.12	$26.89	$13.33	$32.40

Total Return[c]	(2.29%)	38.04%	101.73%	(54.71%)	(18.31%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,974	$42,647	$30,825	$11,063	$11,763

Ratios to average net assets:
Net investment income (loss)	(0.72%)	(0.91%)	(0.73%)	0.06%	0.61%
Total expenses	1.66%	1.70%	1.68%	1.68%	1.67%

Portfolio turnover rate	141%	211%	219%	204%	226%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

68 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended March 31, 2012, Inverse Mid-Cap Strategy Fund H-Class returned -10.66%. Over the year, its benchmark, the S&P MidCap 400 Index*, had a 1.98% return. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Sectors contributing most to performance of the index were Consumer Discretionary and Industrials. Energy was the largest detractor from return of the index for the year.

Regeneron Pharmaceuticals, Inc., Monster Beverage Corp. and Dollar Tree, Inc. were among the stocks which provided the most performance to the index during the year. Cimarex Energy Co., Green Mountain Coffee Roasters, Inc. and Arch Coal, Inc. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

70  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (03/31/04)
A-Class Shares	-10.65%	-11.28%	-10.37%
A-Class Shares with sales charge‡	-14.91%	-12.14%	-10.91%
S&P MidCap 400 Index	1.98%	4.78%	7.92%

			(02/20/04)
C-Class Shares	-11.33%	-11.95%	-11.14%
C-Class Shares with CDSC†	-12.22%	-11.95%	-11.14%
H-Class Shares	-10.66%	-11.30%	-10.47%
S&P MidCap 400 Index	1.98%	4.78%	7.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  71

SCHEDULE OF INVESTMENTS	March31,2012
INVERSE MID-CAP STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 93.6%
HSBC Group
issued 03/30/12 at 0.01% due 04/02/12	$957,551	$957,551
Credit Suisse Group
issued 03/30/12 at 0.01% due 04/02/12[2]	399,128	399,128
Mizuho Financial Group, Inc.
issued 03/30/12 at 0.01% due 04/02/12	269,407	269,407
Deutsche Bank
issued 03/30/12 at 0.01% due 04/02/12	71,605	71,605

Total Repurchase Agreements (Cost $1,697,691)		1,697,691

Total Investments – 93.6% (Cost $1,697,691)		$1,697,691

Other Assets & Liabilities, net – 6.4%		116,912

Total Net Assets – 100.0%		$1,814,603

	CONTRACTS	UNREALIZED GAIN
FUTURES CONTRACTS SOLD SHORT†
June 2012 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $198,100)	2	$1,297

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2012 S&P MidCap 400 Index Swap, Terminating 04/27/12[3] (Notional Value $280,503)	282	$2,263
Morgan Stanley Capital Services, Inc. April 2012 S&P MidCap 400 Index Swap, Terminating 04/30/12[3] (Notional Value $155,013)	156	1,034
Credit Suisse Capital, LLC April 2012 S&P MidCap 400 Index Swap, Terminating 04/30/12[3] (Notional Value $905,767)	911	315
Barclays Bank plc April 2012 S&P MidCap 400 Index Swap, Terminating 04/30/12[3] (Notional Value $279,771)	281	103

(Total Notional Value $1,621,054)		$3,715

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

72 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $1,697,691)	$1,697,691

Total investments (cost $1,697,691)	1,697,691
Segregated cash with broker	117,416
Unrealized appreciation on swap agreements	3,715
Receivable for swap settlement	273
Receivable:
Variation margin	580

Total assets	1,819,675

LIABILITIES:
Payable for:
Management fees	1,486
Distribution and service fees	504
Transfer agent and administrative fees	413
Portfolio accounting fees	165
Miscellaneous	2,504

Total liabilities	5,072

NET ASSETS	$1,814,603

NET ASSETS CONSIST OF:
Paid in capital	$16,836,382
Accumulated net investment loss	(9,051)
Accumulated net realized loss on investments	(15,017,740)
Net unrealized appreciation on investments	5,012

Net assets	$1,814,603

A-CLASS:
Net assets	$115,500
Capital shares outstanding	6,342
Net asset value per share	$18.21

Maximum offering price per share (Net asset value divided by 95.25%)	$19.12

C-CLASS:
Net assets	$120,916
Capital shares outstanding	7,087
Net asset value per share	$17.06

H-CLASS:
Net assets	$1,578,187
Capital shares outstanding	86,765
Net asset value per share	$18.19

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$1,187

Total investment income	1,187

EXPENSES:
Management fees	41,244
Transfer agent and administrative fees	11,457
Distribution and service fees:
A-Class	583
C-Class	3,449
H-Class	10,011
Portfolio accounting fees	4,583
Custodian fees	1,184
Trustees’ fees*	387
Miscellaneous	5,808

Total expenses	78,706

Net investment loss	(77,519)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(1,297,632)
Futures contracts	(491,657)

Net realized loss	(1,789,289)

Net change in unrealized appreciation (depreciation) on:
Swap agreements	49,519
Futures contracts	1,404

Net change in unrealized appreciation (depreciation)	50,923

Net realized and unrealized loss	(1,738,366)

Net decrease in net assets resulting from operations	$(1,815,885)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 73

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(77,519)	$(67,569)
Net realized loss on investments	(1,789,289)	(1,408,270)
Net change in unrealized appreciation (depreciation) on investments	50,923	124,179

Net decrease in net assets resulting from operations	(1,815,885)	(1,351,660)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	422,447	686,044
C-Class	1,884,393	1,570,414
H-Class	35,539,703	41,475,130
COST OF SHARES REDEEMED
A-Class	(552,182)	(1,036,384)
C-Class	(2,014,057)	(1,354,262)
H-Class	(34,099,863)	(41,431,048)

Net increase (decrease) from capital share transactions	1,180,441	(90,106)

Net decrease in net assets	(635,444)	(1,441,766)

NET ASSETS:
Beginning of period	2,450,047	3,891,813

End of year	$1,814,603	$2,450,047

Accumulated net investment loss at end of year	$(9,051)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	20,135	25,274
C-Class	88,767	61,434
H-Class	1,591,658	1,626,446
Shares redeemed
A-Class	(26,947)	(38,915)
C-Class	(99,207)	(54,193)
H-Class	(1,595,492)	(1,641,534)

Net decrease in shares	(21,086)	(21,488)

74 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$20.38	$27.37	$48.21	$37.07	$33.78

Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.39)	(.52)	(.22)	.81
Net gain (loss) on investments (realized and unrealized)	(1.83)	(6.60)	(20.32)	11.40	3.11

Total from investment operations	(2.17)	(6.99)	(20.84)	11.18	3.92

Less distributions from:
Net investment income	—	—	—	(.04)	(.63)

Total distributions	—	—	—	(.04)	(.63)

Net asset value, end of period	$18.21	$20.38	$27.37	$48.21	$37.07

Total Return[b]	(10.65%)	(25.54%)	(43.23%)	30.14%	11.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115	$268	$733	$452	$906

Ratios to average net assets:
Net investment income (loss)	(1.63%)	(1.54%)	(1.56%)	(0.55%)	2.35%
Total expenses	1.66%	1.69%	1.69%	1.68%	1.66%

Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$19.24	$26.03	$46.24	$35.82	$32.89

Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.55)	(.75)	(.41)	.60
Net gain (loss) on investments (realized and unrealized)	(1.70)	(6.24)	(19.46)	10.87	2.96

Total from investment operations	(2.18)	(6.79)	(20.21)	10.46	3.56

Less distributions from:
Net investment income	—	—	—	(.04)	(.63)

Total distributions	—	—	—	(.04)	(.63)

Net asset value, end of period	$17.06	$19.24	$26.03	$46.24	$35.82

Total Return[b]	(11.33%)	(26.09%)	(43.71%)	29.18%	11.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121	$337	$268	$327	$1,478

Ratios to average net assets:
Net investment income (loss)	(2.39%)	(2.29%)	(2.30%)	(1.07%)	1.83%
Total expenses	2.42%	2.44%	2.43%	2.43%	2.41%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 75

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$20.36	$27.35	$48.21	$37.07	$33.78

Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.40)	(.55)	(.27)	.78
Net gain (loss) on investments (realized and unrealized)	(1.82)	(6.59)	(20.31)	11.45	3.14

Total from investment operations	(2.17)	(6.99)	(20.86)	11.18	3.92

Less distributions from:
Net investment income	—	—	—	(.04)	(.63)

Total distributions	—	—	—	(.04)	(.63)

Net asset value, end of period	$18.19	$20.36	$27.35	$48.21	$37.07

Total Return[b]	(10.66%)	(25.56%)	(43.27%)	30.14%	11.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,578	$1,845	$2,891	$7,350	$46,630

Ratios to average net assets:
Net investment income (loss)	(1.64%)	(1.53%)	(1.55%)	(0.62%)	2.26%
Total expenses	1.67%	1.69%	1.68%	1.70%	1.65%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

76 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned -6.30%, while the Russell 2000 Index* returned -0.18% over the same period.

The biggest performance contributors to the index during the period were the Financials and Health Care sectors. Energy and Information Technology provided the least performance to the index during the year.

Medivation, Inc., Nu Skin Enterprises, Inc. Class A and Inhibitex, Inc. were among the stocks which provided the most performance to the index during the year. MF Global Holdings Ltd., InterMune, Inc. and Patriot Coal Corp. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Parametric Technology Corp.	0.2%
Nu Skin Enterprises, Inc.—Class A	0.2%
Clean Harbors, Inc.	0.2%
American Campus Communities, Inc.	0.2%
WellCare Health Plans, Inc.	0.2%
Salix Pharmaceuticals Ltd.	0.2%
Jack Henry & Associates, Inc.	0.2%
Signature Bank	0.2%
Home Properties, Inc.	0.2%
BioMed Realty Trust, Inc.	0.2%

Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

78  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
C-Class Shares	-7.02%	-3.58%	3.28%
C-Class Shares with CDSC†	-7.95%	-3.58%	3.28%
H-Class Shares	-6.30%	-2.85%	4.08%
Russell 2000 Index	-0.18%	2.13%	6.45%

			Since Inception (03/31/04)
A-Class Shares	-6.31%	-2.82%	3.19%
A-Class Shares with sales charge‡	-10.75%	-3.77%	2.56%
Russell 2000 Index	-0.18%	2.13%	5.73%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  79

SCHEDULE OF INVESTMENTS	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 84.0%

FINANCIALS - 18.9%
American Campus Communities, Inc.	860	$38,458
Signature Bank*	572	36,058
Home Properties, Inc.	591	36,057
BioMed Realty Trust, Inc.	1,899	36,043
National Retail Properties, Inc.	1,288	35,021
CBL & Associates Properties, Inc.	1,835	34,718
SVB Financial Group*	534	34,357
Kilroy Realty Corp.	737	34,352
Hancock Holding Co.	957	33,983
Extra Space Storage, Inc.	1,157	33,309
ProAssurance Corp.	377	33,216
MFA Financial, Inc.	4,402	32,882
Tanger Factory Outlet Centers	1,062	31,573
Mid-America Apartment Communities, Inc.	464	31,102
Highwoods Properties, Inc.	922	30,721
Post Properties, Inc.	648	30,365
LaSalle Hotel Properties	1,051	29,575
Equity Lifestyle Properties, Inc.	401	27,966
Entertainment Properties Trust	585	27,132
Omega Healthcare Investors, Inc.	1,260	26,788
Delphi Financial Group, Inc.—Class A	596	26,683
Prosperity Bancshares, Inc.	581	26,610
Hatteras Financial Corp.	925	25,808
Alterra Capital Holdings Ltd.	1,119	25,715
Invesco Mortgage Capital, Inc.	1,441	25,434
Stifel Financial Corp.*	668	25,276
Starwood Property Trust, Inc.	1,156	24,299
Washington Real Estate Investment Trust	811	24,087
FirstMerit Corp.	1,352	22,795
Colonial Properties Trust	1,036	22,512
First American Financial Corp.	1,301	21,635
DiamondRock Hospitality Co.	2,071	21,311
CNO Financial Group, Inc.*	2,737	21,294
Healthcare Realty Trust, Inc.	965	21,230
FNB Corp.	1,679	20,282
Webster Financial Corp.	894	20,267
Iberiabank Corp.	377	20,158
Trustmark Corp.	786	19,634
Susquehanna Bancshares, Inc.	1,971	19,473
Umpqua Holdings Corp.	1,419	19,242
Ezcorp, Inc. — Class A*	583	18,922
Ocwen Financial Corp.*	1,185	18,522
CubeSmart	1,508	17,945
DCT Industrial Trust, Inc.	3,040	17,937
United Bankshares, Inc.	620	17,893
DuPont Fabros Technology, Inc.	729	17,824
UMB Financial Corp.	398	17,805
Westamerica Bancorporation	369	17,712
Cash America International, Inc.	365	17,494
Apollo Investment Corp.	2,425	17,388

	SHARES	VALUE
Cathay General Bancorp	971	$17,187
Sovran Self Storage, Inc.	344	17,142
Platinum Underwriters Holdings Ltd.	463	16,900
First Cash Financial Services, Inc.*	388	16,641
EastGroup Properties, Inc.	329	16,522
RLI Corp.	229	16,406
Northwest Bancshares, Inc.	1,275	16,193
Knight Capital Group, Inc.—Class A*	1,253	16,126
Texas Capital Bancshares, Inc.*	460	15,925
Wintrust Financial Corp.	435	15,569
Potlatch Corp.	493	15,451
Old National Bancorp	1,168	15,348
PS Business Parks, Inc.	233	15,271
National Health Investors, Inc.	305	14,878
Portfolio Recovery Associates, Inc.*	207	14,845
Prospect Capital Corp.	1,350	14,824
Montpelier Re Holdings Ltd.	767	14,818
BancorpSouth, Inc.	1,079	14,534
Glimcher Realty Trust	1,422	14,533
Two Harbors Investment Corp.	1,427	14,470
MB Financial, Inc.	686	14,399
Strategic Hotels & Resorts, Inc.*	2,165	14,246
International Bancshares Corp.	673	14,234
Sunstone Hotel Investors, Inc.*	1,458	14,201
Pebblebrook Hotel Trust	627	14,158
Cardtronics, Inc.*	533	13,991
Capstead Mortgage Corp.	1,056	13,844
Community Bank System, Inc.	481	13,843
National Penn Bancshares, Inc.	1,553	13,744
First Financial Bankshares, Inc.	389	13,697
Equity One, Inc.	665	13,446
Lexington Realty Trust	1,492	13,413
MarketAxess Holdings, Inc.	358	13,350
Glacier Bancorp, Inc.	892	13,326
First Industrial Realty Trust, Inc.*	1,072	13,239
CVB Financial Corp.	1,118	13,125
Medical Properties Trust, Inc.	1,384	12,844
LTC Properties, Inc.	390	12,480
First Financial Bancorp	716	12,387
Education Realty Trust, Inc.	1,131	12,260
CYS Investments, Inc.	922	12,069
Acadia Realty Trust	528	11,901
Alexander’s, Inc.	30	11,816
Selective Insurance Group, Inc.	670	11,799
World Acceptance Corp.*	192	11,760
MGIC Investment Corp.*	2,315	11,482
PrivateBancorp, Inc.	743	11,271
Columbia Banking System, Inc.	493	11,231
Sun Communities, Inc.	257	11,136
First Midwest Bancorp, Inc.	925	11,082
Park National Corp.	160	11,067
Redwood Trust, Inc.	975	10,920
Bank of the Ozarks, Inc.	348	10,878
Anworth Mortgage Asset Corp.	1,652	10,870
Provident Financial Services, Inc.	742	10,781

80 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
PHH Corp.*	695	$10,752
Financial Engines, Inc.*	476	10,643
Astoria Financial Corp.	1,072	10,570
Primerica, Inc.	418	10,538
Tower Group, Inc.	468	10,497
Government Properties Income Trust	435	10,488
Pennsylvania Real Estate Investment Trust	685	10,460
BBCN Bancorp, Inc.*	920	10,240
DFC Global Corp.*	539	10,171
Solar Capital Ltd.	453	9,997
Argo Group International Holdings Ltd.	334	9,977
Symetra Financial Corp.	833	9,604
Hersha Hospitality Trust — Class A	1,735	9,473
Boston Private Financial Holdings, Inc.	953	9,444
American Equity Investment Life Holding Co.	736	9,399
Oritani Financial Corp.	640	9,395
NBT Bancorp, Inc.	423	9,340
Franklin Street Properties Corp.	871	9,233
Fifth Street Finance Corp.	940	9,174
PacWest Bancorp	376	9,137
American Assets Trust, Inc.	399	9,097
Brookline Bancorp, Inc.	953	8,930
BlackRock Kelso Capital Corp.	909	8,926
Harleysville Group, Inc.	153	8,828
Horace Mann Educators Corp.	493	8,686
Associated Estates Realty Corp.	531	8,677
Inland Real Estate Corp.	977	8,666
Investors Bancorp, Inc.*	570	8,561
Cousins Properties, Inc.	1,125	8,528
Greenlight Capital Re Ltd. — Class A*	344	8,473
Credit Acceptance Corp.*	83	8,384
iStar Financial, Inc.*	1,155	8,374
Nelnet, Inc. — Class A	322	8,343
Employers Holdings, Inc.	461	8,164
Newcastle Investment Corp.	1,300	8,164
Independent Bank Corp.	281	8,073
Enstar Group Ltd.*	81	8,018
First Commonwealth Financial Corp.	1,304	7,980
Infinity Property & Casualty Corp.	152	7,954
Pinnacle Financial Partners, Inc.*	433	7,946
Amtrust Financial Services, Inc.	295	7,930
KBW, Inc.	426	7,881
Chemical Financial Corp.	335	7,852
National Financial Partners Corp.*	510	7,721
Investors Real Estate Trust	995	7,652
Evercore Partners, Inc. — Class A	263	7,645
First Potomac Realty Trust	630	7,617
Sabra Health Care REIT, Inc.	458	7,530
S&T Bancorp, Inc.	346	7,505
Home Bancshares, Inc.	281	7,477

	SHARES	VALUE
Compass Diversified Holdings	503	$7,439
Cohen & Steers, Inc.	233	7,433
Retail Opportunity Investments Corp.	608	7,320
Western Alliance Bancorporation*	863	7,310
Banco Latinoamericano de Comercio Exterior S.A. — Class E	345	7,283
Navigators Group, Inc.*	154	7,275
CreXus Investment Corp.	703	7,269
Walter Investment Management Corp.	322	7,261
Advance America Cash Advance Centers, Inc.	685	7,186
Radian Group, Inc.	1,640	7,134
Chesapeake Lodging Trust	393	7,062
Oriental Financial Group, Inc.	580	7,018
Bankrate, Inc.*	283	7,004
ViewPoint Financial Group	450	6,921
Main Street Capital Corp.	280	6,896
Sterling Financial Corp.*	329	6,870
BGC Partners, Inc. — Class A	929	6,865
State Bank Financial Corp.*	391	6,846
Forestar Group, Inc.*	433	6,663
Colony Financial, Inc.	405	6,634
City Holding Co.	190	6,597
Trustco Bank Corp.	1,148	6,555
PICO Holdings, Inc.*	278	6,519
Safety Insurance Group, Inc.	155	6,454
PennyMac Mortgage Investment Trust	345	6,441
RLJ Lodging Trust	345	6,427
NorthStar Realty Finance Corp.	1,183	6,400
Simmons First National Corp. — Class A	247	6,380
Hercules Technology Growth Capital, Inc.	570	6,316
ARMOUR Residential REIT, Inc.	933	6,298
Meadowbrook Insurance Group, Inc.	672	6,270
Investment Technology Group, Inc.*	518	6,195
Berkshire Hills Bancorp, Inc.	267	6,120
Universal Health Realty Income Trust	154	6,103
HFF, Inc. — Class A*	369	6,078
Community Trust Bancorp, Inc.	188	6,029
Duff & Phelps Corp. — Class A	387	6,014
AMERISAFE, Inc.*	240	5,938
PennantPark Investment Corp.	567	5,897
SCBT Financial Corp.	179	5,855
Ramco-Gershenson Properties Trust	479	5,853
WesBanco, Inc.	289	5,820
Coresite Realty Corp.	246	5,803
Urstadt Biddle Properties, Inc. — Class A	293	5,784
Ashford Hospitality Trust, Inc.	640	5,766
Dime Community Bancshares, Inc.	389	5,683
Maiden Holdings Ltd.	629	5,661
Virtus Investment Partners, Inc.*	65	5,576
FelCor Lodging Trust, Inc.*	1,547	5,569

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Tejon Ranch Co.*	194	$5,556
Triangle Capital Corp.	275	5,431
Flushing Financial Corp.	401	5,397
Sandy Spring Bancorp, Inc.	297	5,396
FBL Financial Group, Inc. — Class A	159	5,358
Piper Jaffray Cos.*	198	5,271
Flagstone Reinsurance Holdings S.A.	669	5,265
Lakeland Financial Corp.	198	5,154
Resource Capital Corp.	954	5,142
Renasant Corp.	312	5,079
United Community Banks, Inc.*	509	4,963
Getty Realty Corp.	315	4,908
United Fire Group, Inc.	272	4,866
First Busey Corp.	981	4,846
Southside Bancshares, Inc.	217	4,796
West Coast Bancorp*	251	4,749
Banner Corp.	215	4,736
Monmouth Real Estate Investment Corp. — Class A	483	4,704
Citizens, Inc.*	472	4,663
1st Source Corp.	190	4,649
Washington Trust Bancorp, Inc.	192	4,635
Excel Trust, Inc.	379	4,578
Epoch Holding Corp.	191	4,561
Safeguard Scientifics, Inc.*	264	4,541
Kennedy-Wilson Holdings, Inc.	336	4,536
First Financial Corp.	142	4,509
Rockville Financial, Inc.	384	4,474
Encore Capital Group, Inc.*	198	4,465
eHealth, Inc.*	273	4,453
Campus Crest Communities, Inc.	377	4,396
OneBeacon Insurance Group Ltd. — Class A	285	4,392
Dynex Capital, Inc.	455	4,345
Cardinal Financial Corp.	379	4,283
Hilltop Holdings, Inc.*	492	4,128
TowneBank	305	4,114
Winthrop Realty Trust	354	4,103
MCG Capital Corp.	964	4,097
Hudson Pacific Properties, Inc.	270	4,085
Tompkins Financial Corp.	100	4,006
National Western Life Insurance Co. — Class A	29	3,969
GAMCO Investors, Inc. — Class A	80	3,969
First Merchants Corp.	321	3,961
Provident New York Bancorp	468	3,959
Hanmi Financial Corp.*	391	3,957
Apollo Commercial Real Estate Finance, Inc.	251	3,928
MVC Capital, Inc.	297	3,900
Ameris Bancorp*	295	3,876
TICC Capital Corp.	395	3,847
NewStar Financial, Inc.*	345	3,836
INTL FCStone, Inc.*	180	3,798
Capital Southwest Corp.	40	3,782
Bancorp, Inc.*	375	3,765

	SHARES	VALUE
Wilshire Bancorp, Inc.*	772	$3,729
Beneficial Mutual Bancorp, Inc.*	426	3,723
Sterling Bancorp	386	3,702
WSFS Financial Corp.	89	3,649
Kite Realty Group Trust	692	3,647
Eagle Bancorp, Inc.*	216	3,616
Cedar Realty Trust, Inc.	697	3,569
Westwood Holdings Group, Inc.	92	3,563
Saul Centers, Inc.	88	3,552
Phoenix Companies, Inc.*	1,443	3,535
Univest Corporation of Pennsylvania	209	3,507
Bancfirst Corp.	80	3,485
Hudson Valley Holding Corp.	216	3,484
Union First Market Bankshares Corp.	248	3,472
Global Indemnity plc—Class A*	177	3,450
Camden National Corp.	98	3,445
SY Bancorp, Inc.	147	3,410
CapLease, Inc.	845	3,405
StellarOne Corp.	284	3,371
GFI Group, Inc.	876	3,294
Republic Bancorp, Inc. — Class A	135	3,229
Stewart Information Services Corp.	227	3,226
Calamos Asset Management, Inc. — Class A	245	3,212
Bryn Mawr Bank Corp.	142	3,186
United Financial Bancorp, Inc.	197	3,117
Centerstate Banks, Inc.	380	3,101
Territorial Bancorp, Inc.	149	3,101
OmniAmerican Bancorp, Inc.*	160	3,098
Presidential Life Corp.	271	3,098
German American Bancorp, Inc.	158	3,070
Arrow Financial Corp.	124	3,026
Parkway Properties, Inc.	287	3,008
Great Southern Bancorp, Inc.	125	3,000
Trico Bancshares	172	2,996
MainSource Financial Group, Inc.	248	2,988
Citizens & Northern Corp.	149	2,980
Agree Realty Corp.	131	2,958
Northfield Bancorp, Inc.	208	2,958
First Connecticut Bancorp, Inc.	224	2,955
Heartland Financial USA, Inc.	170	2,948
State Auto Financial Corp.	200	2,922
OceanFirst Financial Corp.	203	2,891
CoBiz Financial, Inc.	407	2,877
Netspend Holdings, Inc.*	370	2,871
Farmer Mac — Class C	126	2,860
First Interstate Bancsystem, Inc. — Class A	195	2,851
Washington Banking Co.	204	2,817
Lakeland Bancorp, Inc.	280	2,761
FXCM, Inc. — Class A	211	2,741
Westfield Financial, Inc.	343	2,713
Financial Institutions, Inc.	167	2,700
STAG Industrial, Inc.	193	2,694
Heritage Financial Corp.	198	2,693
Franklin Financial Corp.*	200	2,686

82 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
National Bankshares, Inc.	89	$2,679
Bank of Marin Bancorp	69	2,623
First Community Bancshares, Inc.	195	2,605
CNB Financial Corp.	155	2,590
Virginia Commerce Bancorp, Inc.*	294	2,581
First of Long Island Corp.	97	2,571
Summit Hotel Properties, Inc.	336	2,547
One Liberty Properties, Inc.	138	2,525
Pacific Capital Bancorp North America*	55	2,509
RAIT Financial Trust	495	2,460
American Safety Insurance Holdings Ltd.*	130	2,451
Doral Financial Corp.*	1,585	2,441
Chatham Lodging Trust	192	2,436
Central Pacific Financial Corp.*	186	2,409
Apollo Residential Mortgage, Inc.	130	2,389
Cogdell Spencer, Inc.	563	2,387
Ames National Corp.	100	2,380
Oppenheimer Holdings, Inc. — Class A	137	2,377
Gladstone Commercial Corp.	137	2,358
Peoples Bancorp, Inc.	134	2,350
Ladenburg Thalmann Financial Services, Inc.*	1,311	2,334
National Interstate Corp.	91	2,328
Bank Mutual Corp.	572	2,311
Encore Bancshares, Inc.*	113	2,302
Enterprise Financial Services Corp.	195	2,289
First Financial Holdings, Inc.	208	2,288
Fox Chase Bancorp, Inc.	176	2,288
Diamond Hill Investment Group, Inc.	31	2,283
ESB Financial Corp.	158	2,278
SeaBright Holdings, Inc.	249	2,263
Baldwin & Lyons, Inc. — Class B	101	2,260
Mission West Properties, Inc.	228	2,248
Cowen Group, Inc. — Class A*	829	2,247
Medallion Financial Corp.	200	2,232
Home Federal Bancorp, Inc.	220	2,229
Southwest Bancorp, Inc.*	241	2,222
Manning & Napier, Inc. — Class A*	151	2,220
Flagstar Bancorp, Inc.*	2,410	2,217
American Capital Mortgage Investment Corp.	101	2,199
Metro Bancorp, Inc.*	188	2,198
Taylor Capital Group, Inc.*	151	2,167
Pacific Continental Corp.	230	2,167
SWS Group, Inc.	377	2,156
Gladstone Capital Corp.	265	2,149
BofI Holding, Inc.*	122	2,084
First Bancorp	189	2,066
1st United Bancorp, Inc.*	339	2,051
Golub Capital BDC, Inc.	134	2,046
Gladstone Investment Corp.	270	2,044
Arlington Asset Investment Corp. — Class A	89	1,976
Alliance Financial Corp.	65	1,970
West Bancorporation, Inc.	197	1,968
First Defiance Financial Corp.	116	1,956

	SHARES	VALUE
Park Sterling Corp.*	399	$1,915
Artio Global Investors, Inc. — Class A	387	1,846
Penns Woods Bancorp, Inc.	44	1,799
Kansas City Life Insurance Co.	55	1,771
Kearny Financial Corp.	180	1,755
BankFinancial Corp.	265	1,754
Bank of Kentucky Financial Corp.	68	1,750
Merchants Bancshares, Inc.	62	1,747
NGP Capital Resources Co.	266	1,742
Sun Bancorp, Inc.*	492	1,737
Heritage Commerce Corp.*	267	1,717
Walker & Dunlop, Inc.*	135	1,701
First Bancorp, Inc.	112	1,661
Bridge Bancorp, Inc.	79	1,657
Marlin Business Services Corp.	110	1,657
Kohlberg Capital Corp.	239	1,651
Edelman Financial Group, Inc.	249	1,646
UMH Properties, Inc.	150	1,644
Crawford & Co. — Class B	329	1,612
FBR & Company*	624	1,604
Harris & Harris Group, Inc.*	386	1,602
Medley Capital Corp.	142	1,600
Seacoast Banking Corporation of Florida*	909	1,600
Solar Senior Capital Ltd.	98	1,579
First Pactrust Bancorp, Inc.	129	1,538
Nicholas Financial, Inc.	116	1,530
Sierra Bancorp	155	1,524
Suffolk Bancorp*	116	1,507
THL Credit, Inc.	117	1,505
Center Bancorp, Inc.	150	1,505
Meridian Interstate Bancorp, Inc.*	112	1,471
Bridge Capital Holdings*	109	1,467
ESSA Bancorp, Inc.	148	1,450
Consolidated-Tomoka Land Co.	48	1,428
MPG Office Trust, Inc.*	601	1,406
Terreno Realty Corp.	98	1,402
JMP Group, Inc.	190	1,402
AV Homes, Inc.*	114	1,389
Donegal Group, Inc. — Class A	98	1,340
MidSouth Bancorp, Inc.	97	1,319
AG Mortgage Investment Trust, Inc.	66	1,303
Gleacher & Company, Inc.*	949	1,291
Whitestone REIT — Class B	95	1,239
New Mountain Finance Corp.	88	1,209
Century Bancorp, Inc. — Class A	44	1,201
Cape Bancorp, Inc.*	150	1,197
Enterprise Bancorp, Inc.	72	1,184
Hallmark Financial Services*	150	1,184
Clifton Savings Bancorp, Inc.	110	1,147
EMC Insurance Group, Inc.	55	1,105
Independence Holding Co.	108	1,076
Capital City Bank Group, Inc.	140	1,043
Fidus Investment Corp.	73	1,023
Universal Insurance Holdings, Inc.	242	941

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Roma Financial Corp.	95	$930
CIFC Corp.*	145	899
Charter Financial Corp.	99	887
First Marblehead Corp.*	684	834
Orrstown Financial Services, Inc.	94	824
Pzena Investment Management, Inc. — Class A	111	649
Imperial Holdings, Inc.*	228	609
Fortegra Financial Corp.*	71	594
Gain Capital Holdings, Inc.	93	467
Cascade Bancorp*	71	403
Capital Bank Corp.*	174	390
Hampton Roads Bankshares, Inc.*	120	364
California First National Bancorp	21	322

Total Financials		3,418,006

INFORMATION TECHNOLOGY—13.9%
Parametric Technology Corp.*	1,470	41,072
Jack Henry & Associates, Inc.	1,070	36,508
Concur Technologies, Inc.*	547	31,387
Wright Express Corp.*	475	30,747
QLIK Technologies, Inc.*	877	28,064
SolarWinds, Inc.*	710	27,442
CommVault Systems, Inc.*	547	27,152
Anixter International, Inc.*	359	26,037
ADTRAN, Inc.	822	25,639
Aruba Networks, Inc.*	1,103	24,576
Taleo Corp. — Class A*	519	23,838
Ultimate Software Group, Inc.*	323	23,669
Plantronics, Inc.	586	23,593
FEI Co.*	479	23,523
CACI International, Inc. — Class A*	376	23,420
Semtech Corp.*	819	23,309
Microsemi Corp.*	1,070	22,941
Cognex Corp.	526	22,280
Finisar Corp.*	1,103	22,226
Aspen Technology, Inc.*	1,053	21,618
Viasat, Inc.*	444	21,405
Fair Isaac Corp.	484	21,248
Hittite Microwave Corp.*	385	20,909
Progress Software Corp.*	869	20,526
InterDigital, Inc.	570	19,870
Cirrus Logic, Inc.*	832	19,802
ACI Worldwide, Inc.*	483	19,450
Littelfuse, Inc.	307	19,248
MKS Instruments, Inc.	651	19,223
ValueClick, Inc.*	971	19,167
Cymer, Inc.*	377	18,849
Cavium, Inc.*	594	18,378
Blackbaud, Inc.	551	18,310
Netgear, Inc.*	472	18,030
Coherent, Inc.*	306	17,849
Mentor Graphics Corp.*	1,194	17,743
TiVo, Inc.*	1,477	17,709
Quest Software, Inc.*	755	17,569
MAXIMUS, Inc.	429	17,447

	SHARES	VALUE
Universal Display Corp.*	477	$17,425
Convergys Corp.*	1,301	17,368
Arris Group, Inc.*	1,534	17,334
RF Micro Devices, Inc.*	3,412	16,992
Sourcefire, Inc.*	352	16,942
Sapient Corp.	1,346	16,758
NetSuite, Inc.*	331	16,646
j2 Global, Inc.	569	16,318
DealerTrack Holdings, Inc.*	523	15,825
Entegris, Inc.*	1,671	15,606
Plexus Corp.*	445	15,571
JDA Software Group, Inc.*	542	14,894
Acxiom Corp.*	1,013	14,871
Synaptics, Inc.*	405	14,786
OSI Systems, Inc.*	239	14,651
Tyler Technologies, Inc.*	378	14,519
Veeco Instruments, Inc.*	506	14,471
Omnivision Technologies, Inc.*	720	14,400
TriQuint Semiconductor, Inc.*	2,034	14,024
Take-Two Interactive Software, Inc.*	909	13,984
Heartland Payment Systems, Inc.	479	13,814
Manhattan Associates, Inc.*	285	13,546
MicroStrategy, Inc. — Class A*	96	13,440
Euronet Worldwide, Inc.*	637	13,307
Power Integrations, Inc.	355	13,178
Integrated Device Technology, Inc.*	1,833	13,106
Benchmark Electronics, Inc.*	767	12,648
Scansource, Inc.*	336	12,540
Insight Enterprises, Inc.*	571	12,522
Bottomline Technologies, Inc.*	444	12,405
VirnetX Holding Corp.*	503	12,037
SYNNEX Corp.*	311	11,862
FARO Technologies, Inc.*	200	11,666
OpenTable, Inc.*	287	11,614
Sanmina-SCI Corp.*	1,012	11,587
Liquidity Services, Inc.*	256	11,468
Emulex Corp.*	1,093	11,345
Websense, Inc.*	533	11,241
Cabot Microelectronics Corp.	287	11,159
BroadSoft, Inc.*	290	11,093
Kulicke & Soffa Industries, Inc.*	892	11,088
LivePerson, Inc.*	658	11,034
Syntel, Inc.	196	10,976
Constant Contact, Inc.*	368	10,963
Earthlink, Inc.	1,359	10,858
Tessera Technologies, Inc.*	628	10,833
Loral Space & Communications, Inc.	134	10,666
Synchronoss Technologies, Inc.*	330	10,534
Unisys Corp.*	534	10,530
Volterra Semiconductor Corp.*	304	10,462
MTS Systems Corp.	197	10,459
Infinera Corp.*	1,287	10,450
Kenexa Corp.*	333	10,403
Advent Software, Inc.*	402	10,291

84 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Brooks Automation, Inc.	821	$10,123
Diodes, Inc.*	436	10,106
Mantech International Corp. — Class A	287	9,890
Stratasys, Inc.*	265	9,678
Electronics for Imaging, Inc.*	574	9,540
NIC, Inc.	786	9,534
Netscout Systems, Inc.*	467	9,499
Comtech Telecommunications Corp.	287	9,350
Lattice Semiconductor Corp.*	1,453	9,343
Rofin-Sinar Technologies, Inc.*	352	9,282
LogMeIn, Inc.*	262	9,230
ATMI, Inc.*	391	9,110
Ultratech, Inc.*	311	9,013
Ancestry.com, Inc.*	392	8,914
Verint Systems, Inc.*	271	8,778
Digital River, Inc.*	462	8,644
comScore, Inc.*	397	8,492
Newport Corp.*	469	8,311
Ebix, Inc.	355	8,222
Pegasystems, Inc.	209	7,975
Amkor Technology, Inc.*	1,282	7,878
Rambus, Inc.*	1,218	7,856
Park Electrochemical Corp.	257	7,769
Harmonic, Inc.*	1,417	7,751
Spansion, Inc. — Class A*	625	7,613
Sonus Networks, Inc.*	2,611	7,572
Rogers Corp.*	195	7,556
RealPage, Inc.*	390	7,476
Standard Microsystems Corp.*	286	7,399
TTM Technologies, Inc.*	643	7,388
Quantum Corp.*	2,790	7,310
SS&C Technologies Holdings, Inc.*	310	7,232
Monolithic Power Systems, Inc.*	366	7,199
DTS, Inc.*	237	7,162
Advanced Energy Industries, Inc.*	539	7,072
TNS, Inc.*	322	6,997
RealD, Inc.*	512	6,912
Brightpoint, Inc.*	854	6,875
Ceva, Inc.*	296	6,722
CSG Systems International, Inc.*	435	6,586
iGate Corp.*	389	6,520
Monotype Imaging Holdings, Inc.*	437	6,511
Forrester Research, Inc.	200	6,480
Measurement Specialties, Inc.*	190	6,403
Micrel, Inc.	620	6,361
Maxwell Technologies, Inc.*	341	6,251
Global Cash Access Holdings, Inc.*	800	6,240
InfoSpace, Inc.*	485	6,213
Entropic Communications, Inc.*	1,063	6,197
Super Micro Computer, Inc.*	349	6,094
Xyratex Ltd.	377	5,998
Ixia*	478	5,970
Black Box Corp.	234	5,969
Silicon Image, Inc.*	984	5,786

	SHARES	VALUE
Interactive Intelligence Group, Inc.*	189	$5,766
Intermec, Inc.*	731	5,651
Dice Holdings, Inc.*	596	5,561
Checkpoint Systems, Inc.*	492	5,550
Accelrys, Inc.*	689	5,498
Applied Micro Circuits Corp.*	786	5,455
Opnet Technologies, Inc.	188	5,452
ExlService Holdings, Inc.*	198	5,433
United Online, Inc.	1,105	5,403
Web.com Group, Inc.*	369	5,325
Kemet Corp.*	548	5,129
PROS Holdings, Inc.*	272	5,086
Mercury Computer Systems, Inc.*	378	5,009
TeleTech Holdings, Inc.*	311	5,007
Cass Information Systems, Inc.	122	4,874
Move, Inc.*	501	4,865
STEC, Inc.*	514	4,852
Photronics, Inc.*	729	4,848
Nanometrics, Inc.*	258	4,776
EPIQ Systems, Inc.	392	4,743
Internap Network Services Corp.*	643	4,720
Electro Rent Corp.	256	4,713
CTS Corp.	433	4,555
Fabrinet*	257	4,551
Sycamore Networks, Inc.*	249	4,417
LTX-Credence Corp.*	612	4,400
Rudolph Technologies, Inc.*	396	4,400
Extreme Networks*	1,142	4,374
Methode Electronics, Inc.	458	4,250
Avid Technology, Inc.*	386	4,246
Electro Scientific Industries, Inc.	282	4,233
ICG Group, Inc.*	470	4,207
Oplink Communications, Inc.*	245	4,190
OCZ Technology Group, Inc.*	600	4,188
Procera Networks, Inc.*	181	4,047
Calix, Inc.*	472	4,026
Globecomm Systems, Inc.*	272	3,939
LoopNet, Inc.*	209	3,925
IXYS Corp.*	297	3,920
GSI Group, Inc.*	323	3,895
Power-One, Inc.*	854	3,886
Exar Corp.*	462	3,881
Daktronics, Inc.	431	3,832
Zygo Corp.*	195	3,816
Keynote Systems, Inc.	192	3,794
Inphi Corp.*	265	3,758
Silicon Graphics International Corp.*	386	3,736
Stamps.com, Inc.*	134	3,736
Integrated Silicon Solution, Inc.*	329	3,672
VASCO Data Security International, Inc.*	338	3,647
Saba Software, Inc.*	370	3,630
KIT Digital, Inc.*	502	3,614
Perficient, Inc.*	297	3,567
QuinStreet, Inc.*	340	3,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
MIPS Technologies, Inc. — Class A*	653	$3,552
Formfactor, Inc.*	629	3,510
Digital Generation, Inc.*	342	3,492
Anaren, Inc.*	190	3,487
XO Group, Inc.*	371	3,484
Digi International, Inc.*	311	3,418
Kopin Corp.*	834	3,394
NVE Corp.*	64	3,392
Cohu, Inc.	297	3,377
CIBER, Inc.*	792	3,358
ShoreTel, Inc.*	583	3,311
Virtusa Corp.*	191	3,299
Cray, Inc.*	447	3,272
Ubiquiti Networks, Inc.*	101	3,195
Deltek, Inc.*	298	3,177
Symmetricom, Inc.*	535	3,087
Cornerstone OnDemand, Inc.*	140	3,058
Callidus Software, Inc.*	386	3,015
Envestnet, Inc.*	239	2,992
Multi-Fineline Electronix, Inc.*	109	2,992
Actuate Corp.*	474	2,977
SPS Commerce, Inc.*	109	2,930
Limelight Networks, Inc.*	885	2,912
ModusLink Global Solutions, Inc.*	539	2,911
Computer Task Group, Inc.*	189	2,895
Vocus, Inc.*	218	2,889
Glu Mobile, Inc.*	588	2,852
Mindspeed Technologies, Inc.*	435	2,771
Aeroflex Holding Corp.*	247	2,752
Imperva, Inc.*	68	2,662
Seachange International, Inc.*	337	2,622
RealNetworks, Inc.	263	2,614
Active Network, Inc.*	155	2,609
Pericom Semiconductor Corp.*	312	2,524
AXT, Inc.*	394	2,502
Supertex, Inc.*	136	2,458
American Software, Inc. — Class A	285	2,445
Tangoe, Inc.*	130	2,445
Oclaro, Inc.*	619	2,439
Bel Fuse, Inc. — Class B	138	2,438
Intevac, Inc.*	285	2,423
PDF Solutions, Inc.*	285	2,403
Zix Corp.*	822	2,392
Openwave Systems, Inc.*	1,051	2,386
Digimarc Corp.*	85	2,375
Imation Corp.*	380	2,352
FSI International, Inc.*	481	2,352
Convio, Inc.*	151	2,336
DDi Corp.	190	2,318
Angie’s List, Inc.*	122	2,305
Rubicon Technology, Inc.*	218	2,274
SciQuest, Inc.*	149	2,271
Ultra Clean Holdings*	301	2,270
Hackett Group, Inc.*	378	2,257
MoneyGram International, Inc.*	125	2,250

	SHARES	VALUE
Axcelis Technologies, Inc.*	1,308	$2,250
PLX Technology, Inc.*	551	2,215
Vishay Precision Group, Inc.*	149	2,210
Echo Global Logistics, Inc.*	137	2,206
Lionbridge Technologies, Inc.*	761	2,192
Richardson Electronics Ltd.	180	2,156
KVH Industries, Inc.*	204	2,142
Aviat Networks, Inc.*	756	2,132
Agilysys, Inc.*	237	2,131
ServiceSource International, Inc.*	137	2,121
InvenSense, Inc. — Class A*	116	2,100
LeCroy Corp.*	201	2,088
Sigma Designs, Inc.*	399	2,067
IntraLinks Holdings, Inc.*	390	2,063
Guidance Software, Inc.*	186	2,055
Anadigics, Inc.*	836	1,981
Alpha & Omega Semiconductor Ltd.*	203	1,953
Immersion Corp.*	351	1,916
Wave Systems Corp. — Class A*	1,025	1,907
Echelon Corp.*	430	1,905
DSP Group, Inc.*	285	1,898
support.com, Inc.*	595	1,874
Archipelago Learning, Inc.*	165	1,835
Zillow, Inc. — Class A*	51	1,815
Radisys Corp.*	240	1,776
ePlus, Inc.*	55	1,758
Travelzoo, Inc.*	72	1,656
MoSys, Inc.*	408	1,620
TeleCommunication Systems, Inc. — Class A*	570	1,585
Westell Technologies, Inc. — Class A*	673	1,568
PRGX Global, Inc.*	246	1,547
X-Rite, Inc.*	337	1,530
Responsys, Inc.*	121	1,448
Rosetta Stone, Inc.*	137	1,414
TeleNav, Inc.*	201	1,411
FalconStor Software, Inc.*	376	1,406
Novatel Wireless, Inc.*	399	1,337
Pulse Electronics Corp.	532	1,335
Emcore Corp.*	277	1,321
TechTarget, Inc.*	190	1,317
Communications Systems, Inc.	96	1,260
Ellie Mae, Inc.*	111	1,239
Rimage Corp.	117	1,171
Marchex, Inc. — Class A	262	1,169
Numerex Corp. — Class A*	114	1,115
MaxLinear, Inc. — Class A*	199	1,108
QAD, Inc. — Class A*	83	1,087
Dot Hill Systems Corp.*	713	1,077
GSI Technology, Inc.*	249	1,056
PC Connection, Inc.	127	1,044
SRS Labs, Inc.*	150	1,043
Dynamics Research Corp.*	108	1,041
Smith Micro Software, Inc.*	438	1,021
Identive Group, Inc.*	480	1,003

86 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Amtech Systems, Inc.*	114	$950
Carbonite, Inc.*	86	947
Opnext, Inc.*	539	835
Powerwave Technologies, Inc.*	392	804
eMagin Corp.*	234	761
Demand Media, Inc.*	103	747
Viasystems Group, Inc.*	39	740
Intermolecular, Inc.*	114	708
NCI, Inc. — Class A*	89	569
Meru Networks, Inc.*	139	563
Motricity, Inc.*	470	517
NeoPhotonics Corp.*	109	516
THQ, Inc.*	837	469
Stream Global Services, Inc.*	119	392
Quepasa Corp.*	83	369
Dialogic, Inc.*	191	166
FriendFinder Networks, Inc.*	69	94

Total Information Technology		2,511,545

INDUSTRIALS—13.3%
Clean Harbors, Inc.*	578	38,916
Acuity Brands, Inc.	541	33,990
United Rentals, Inc.*	776	33,283
Woodward, Inc.	772	33,064
Alaska Air Group, Inc.*	892	31,952
Dollar Thrifty Automotive Group, Inc.*	384	31,070
CLARCOR, Inc.	620	30,436
Triumph Group, Inc.	476	29,826
Hexcel Corp.*	1,212	29,100
Teledyne Technologies, Inc.*	452	28,499
Old Dominion Freight Line, Inc.*	583	27,792
Esterline Technologies Corp.*	377	26,940
Chart Industries, Inc.*	365	26,765
HEICO Corp.	516	26,620
Genesee & Wyoming, Inc. — Class A*	485	26,471
Watsco, Inc.	344	25,470
Robbins & Myers, Inc.	488	25,400
Actuant Corp. — Class A	853	24,728
Moog, Inc. — Class A*	564	24,190
EMCOR Group, Inc.	829	22,979
Middleby Corp.*	227	22,968
Acacia Research Corp.*	534	22,289
Belden, Inc.	582	22,064
CoStar Group, Inc.*	317	21,889
Mueller Industries, Inc.	481	21,861
Applied Industrial Technologies, Inc.	526	21,634
EnerSys*	618	21,414
Curtiss-Wright Corp.	571	21,133
AO Smith Corp.	468	21,037
Tetra Tech, Inc.*	767	20,218
Colfax Corp.*	561	19,770
FTI Consulting, Inc.*	521	19,548
Corporate Executive Board Co.	445	19,139
RSC Holdings, Inc.*	837	18,908

	SHARES	VALUE
Brady Corp. — Class A	582	$18,828
Advisory Board Co.*	208	18,433
Avis Budget Group, Inc.*	1,300	18,395
Barnes Group, Inc.	683	17,970
United Stationers, Inc.	568	17,624
Healthcare Services Group, Inc.	824	17,525
Simpson Manufacturing Company, Inc.	523	16,866
Herman Miller, Inc.	728	16,715
Rollins, Inc.	780	16,598
HUB Group, Inc. — Class A*	458	16,502
ABM Industries, Inc.	673	16,354
Atlas Air Worldwide Holdings, Inc.*	324	15,944
Watts Water Technologies, Inc. — Class A	384	15,648
Geo Group, Inc.*	813	15,455
US Airways Group, Inc.*	2,016	15,302
HNI Corp.	551	15,290
II-VI, Inc.*	642	15,183
USG Corp.*	882	15,170
Beacon Roofing Supply, Inc.*	582	14,992
Deluxe Corp.	640	14,989
JetBlue Airways Corp.*	3,041	14,871
Brink’s Co.	595	14,203
Franklin Electric Company, Inc.	284	13,936
Mine Safety Appliances Co.	338	13,885
Granite Construction, Inc.	481	13,823
Raven Industries, Inc.	226	13,788
RBC Bearings, Inc.*	294	13,562
Forward Air Corp.	368	13,495
Werner Enterprises, Inc.	539	13,400
Knight Transportation, Inc.	754	13,316
GT Advanced Technologies, Inc.*	1,553	12,843
MasTec, Inc.*	698	12,626
Titan International, Inc.	522	12,345
3D Systems Corp.*	524	12,335
ESCO Technologies, Inc.	324	11,913
Amerco, Inc.	109	11,501
Unifirst Corp.	185	11,387
Swift Transportation Co. — Class A*	976	11,263
Briggs & Stratton Corp.	619	11,099
Huron Consulting Group, Inc.*	293	11,005
EnPro Industries, Inc.*	267	10,974
Kaman Corp.	321	10,898
Tennant Co.	238	10,472
Kaydon Corp.	408	10,408
Lindsay Corp.	155	10,272
Dycom Industries, Inc.*	437	10,208
Blount International, Inc.*	612	10,208
TAL International Group, Inc.	274	10,059
Ceradyne, Inc.	304	9,898
Knoll, Inc.	594	9,884
Allegiant Travel Co. — Class A*	180	9,810
Korn*	582	9,748
Orbital Sciences Corp.*	726	9,547
Mobile Mini, Inc.*	452	9,546
McGrath Rentcorp	296	9,505

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Steelcase, Inc. — Class A	986	$9,466
TrueBlue, Inc.*	524	9,368
Cubic Corp.	197	9,314
Interface, Inc. — Class A	664	9,263
Interline Brands, Inc.*	426	9,206
Astec Industries, Inc.*	249	9,084
AAR Corp.	494	9,016
Heartland Express, Inc.	620	8,965
Insperity, Inc.	289	8,855
Navigant Consulting, Inc.*	636	8,847
Aegion Corp. — Class A*	493	8,790
Wabash National Corp.*	846	8,756
Exponent, Inc.*	180	8,734
G&K Services, Inc. — Class A	255	8,721
Aircastle Ltd.	710	8,690
Resources Connection, Inc.	610	8,571
Rush Enterprises, Inc. — Class A*	402	8,530
ACCO Brands Corp.*	684	8,488
Quanex Building Products Corp.	479	8,445
SYKES Enterprises, Inc.*	524	8,279
Universal Forest Products, Inc.	240	8,275
NACCO Industries, Inc. — Class A	71	8,262
AZZ, Inc.	158	8,160
On Assignment, Inc.*	464	8,106
American Science & Engineering, Inc.	119	7,979
Albany International Corp. — Class A	345	7,918
Generac Holdings, Inc.*	311	7,635
Encore Wire Corp.	252	7,492
Team, Inc.*	241	7,459
SkyWest, Inc.	664	7,337
Trimas Corp.*	325	7,277
Sauer-Danfoss, Inc.	154	7,238
CIRCOR International, Inc.	215	7,153
H&E Equipment Services, Inc.*	351	6,641
GeoEye, Inc.*	274	6,595
Sun Hydraulics Corp.	252	6,592
Standex International Corp.	158	6,508
Badger Meter, Inc.	190	6,458
Mueller Water Products, Inc. — Class A	1,927	6,417
Altra Holdings, Inc.*	329	6,317
Trex Company, Inc.*	196	6,288
Griffon Corp.	584	6,249
Kforce, Inc.*	415	6,184
Tutor Perini Corp.*	391	6,092
ICF International, Inc.*	238	6,038
Cascade Corp.	117	5,864
Arkansas Best Corp.	311	5,850
RailAmerica, Inc.*	271	5,816
John Bean Technologies Corp.	358	5,800
Tredegar Corp.	296	5,799
DigitalGlobe, Inc.*	434	5,790
Aerovironment, Inc.*	214	5,737
Gibraltar Industries, Inc.*	377	5,712

	SHARES	VALUE
Higher One Holdings, Inc.*	377	$5,636
Primoris Services Corp.	349	5,605
Gorman-Rupp Co.	190	5,544
Titan Machinery, Inc.*	196	5,527
Global Power Equipment Group, Inc.*	196	5,429
Kelly Services, Inc. — Class A	334	5,341
Layne Christensen Co.*	239	5,318
Ennis, Inc.	335	5,300
Great Lakes Dredge & Dock Corp.	730	5,271
Comfort Systems USA, Inc.	483	5,270
Heidrick & Struggles International, Inc.	238	5,243
GenCorp, Inc.*	730	5,183
Consolidated Graphics, Inc.*	112	5,068
AAON, Inc.	249	5,027
Viad Corp.	258	5,013
US Ecology, Inc.	228	4,957
EnergySolutions, Inc.*	1,000	4,900
Greenbrier Companies, Inc.*	246	4,868
Mistras Group, Inc.*	200	4,764
Textainer Group Holdings Ltd.	140	4,746
DXP Enterprises, Inc.*	109	4,740
Astronics Corp.*	129	4,510
Apogee Enterprises, Inc.	343	4,442
MYR Group, Inc.*	245	4,376
Accuride Corp.*	502	4,362
Commercial Vehicle Group, Inc.*	357	4,359
Quad Graphics Inc.	311	4,323
Federal Signal Corp.*	772	4,292
Wesco Aircraft Holdings, Inc.*	264	4,277
Standard Parking Corp.*	208	4,264
Marten Transport Ltd.	189	4,171
Celadon Group, Inc.	257	3,996
InnerWorkings, Inc.*	337	3,926
Columbus McKinnon Corp.*	241	3,926
Air Transport Services Group, Inc.*	667	3,862
Spirit Airlines, Inc.*	190	3,813
CRA International, Inc.*	151	3,808
Powell Industries, Inc.*	104	3,562
Kadant, Inc.*	149	3,549
Dolan Co.*	381	3,471
Dynamic Materials Corp.	161	3,399
Saia, Inc.*	199	3,385
LB Foster Co. — Class A	118	3,364
PMFG, Inc.*	222	3,332
FreightCar America, Inc.	148	3,329
Houston Wire & Cable Co.	237	3,292
GP Strategies Corp.*	186	3,255
Taser International, Inc.*	750	3,255
Aceto Corp.	342	3,246
Hawaiian Holdings, Inc.*	619	3,237
Douglas Dynamics, Inc.	233	3,204
Multi-Color Corp.	140	3,151
Capstone Turbine Corp.*	3,056	3,117
CBIZ, Inc.*	489	3,090

88 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Ameresco, Inc. — Class A*	224	$3,035
Furmanite Corp.*	467	2,998
Republic Airways Holdings, Inc.*	595	2,939
American Railcar Industries, Inc.*	123	2,892
CDI Corp.	159	2,851
Graham Corp.	130	2,846
Odyssey Marine Exploration, Inc.*	904	2,802
NCI Building Systems, Inc.*	239	2,751
Pacer International, Inc.*	435	2,749
CAI International, Inc.*	151	2,745
Kimball International, Inc. — Class B	392	2,709
Thermon Group Holdings, Inc.*	131	2,679
Insteel Industries, Inc.	218	2,649
Hurco Companies, Inc.*	93	2,627
Twin Disc, Inc.	100	2,609
American Reprographics Co.*	481	2,593
Swisher Hygiene, Inc.*	1,043	2,566
Quality Distribution, Inc.*	185	2,549
FuelCell Energy, Inc.*	1,621	2,545
Miller Industries, Inc.	148	2,504
Builders FirstSource, Inc.*	578	2,445
SeaCube Container Leasing Ltd.	142	2,442
Northwest Pipe Co.*	114	2,421
Michael Baker Corp.*	101	2,409
Alamo Group, Inc.	80	2,405
Orion Marine Group, Inc.*	329	2,379
American Superconductor Corp.*	575	2,369
Preformed Line Products Co.	36	2,358
Flow International Corp.*	584	2,348
Genco Shipping & Trading Ltd.*	366	2,327
Cenveo, Inc.*	684	2,312
Ampco-Pittsburgh Corp.	110	2,214
Kratos Defense & Security Solutions, Inc.*	414	2,211
Hudson Highland Group, Inc.*	403	2,168
RPX Corp.*	127	2,154
LMI Aerospace, Inc.*	117	2,129
Lydall, Inc.*	208	2,120
Park-Ohio Holdings Corp.*	105	2,105
Metalico, Inc.*	491	2,097
Sterling Construction Company, Inc.*	213	2,077
Roadrunner Transportation Systems, Inc.*	119	2,065
American Woodmark Corp.	114	2,052
EnerNOC, Inc.*	284	2,045
Met-Pro Corp.	191	2,017
Zipcar, Inc.*	135	1,999
Vicor Corp.	247	1,976
TMS International Corp. — Class A*	161	1,948
Casella Waste Systems, Inc. — Class A*	311	1,938
Barrett Business Services, Inc.	97	1,924
Patriot Transportation Holding, Inc.*	81	1,886
Schawk, Inc. — Class A	150	1,877
LSI Industries, Inc.	239	1,752
KEYW Holding Corp.*	226	1,752
Pike Electric Corp.*	208	1,712

	SHARES	VALUE
Courier Corp.	147	$1,705
NN, Inc.*	208	1,697
Ducommun, Inc.*	138	1,642
Franklin Covey Co.*	171	1,609
Intersections, Inc.	124	1,585
International Shipholding Corp.	68	1,570
Eagle Bulk Shipping, Inc.*	775	1,504
Argan, Inc.	93	1,492
PowerSecure International, Inc.*	246	1,491
TRC Companies, Inc.*	228	1,393
AT Cross Co. — Class A*	114	1,373
Energy Recovery, Inc.*	572	1,316
Heritage-Crystal Clean, Inc.*	65	1,297
Chase Corp.	81	1,276
Fuel Tech, Inc.*	229	1,250
A123 Systems, Inc.*	1,096	1,228
Hill International, Inc.*	311	1,222
VSE Corp.	48	1,191
Excel Maritime Carriers Ltd. — Class A*	571	1,142
Universal Truckload Services, Inc.	67	1,009
Coleman Cable, Inc.*	100	972
Tecumseh Products Co. — Class A*	238	957
Xerium Technologies, Inc.*	136	877
Baltic Trading Ltd.	204	847
Broadwind Energy, Inc.*	1,723	810
Essex Rental Corp.*	207	791
Active Power, Inc.*	985	768
Valence Technology, Inc.*	897	725
School Specialty, Inc.*	196	694
Lawson Products, Inc.	43	650
Ultrapetrol Bahamas Ltd.*	274	548
Microvision, Inc.*	194	530
UniTek Global Services, Inc.*	137	462
Omega Flex, Inc.*	36	457
Satcon Technology Corp.*	1,120	403
Covenant Transportation Group, Inc. — Class A*	102	326
Compx International, Inc.	15	209

Total Industrials		2,407,389

CONSUMER DISCRETIONARY—11.7%
Ascena Retail Group, Inc.*	775	34,349
Sotheby’s	833	32,769
Warnaco Group, Inc.*	531	31,011
Carter’s, Inc.*	612	30,459
Rent-A-Center, Inc. — Class A	762	28,766
Brunswick Corp.	1,111	28,608
Domino’s Pizza, Inc.	785	28,496
Dana Holding Corp.	1,827	28,318
Tenneco, Inc.*	742	27,565
Life Time Fitness, Inc.*	536	27,106
Cinemark Holdings, Inc.	1,155	25,352
Men’s Wearhouse, Inc.	640	24,813
Coinstar, Inc.*	389	24,721
Six Flags Entertainment Corp.	517	24,180
Crocs, Inc.*	1,118	23,388
Wolverine World Wide, Inc.	625	23,237

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Pier 1 Imports, Inc.*	1,251	$22,743
Pool Corp.	595	22,265
Select Comfort Corp.*	683	22,122
Cheesecake Factory, Inc.*	742	21,807
Aeropostale, Inc.*	1,002	21,663
Cabela’s, Inc.*	544	20,754
Genesco, Inc.*	289	20,707
Buffalo Wild Wings, Inc.*	228	20,677
Steven Madden Ltd.*	476	20,349
Vail Resorts, Inc.	449	19,419
HSN, Inc.	493	18,748
ANN, Inc.*	643	18,416
Hibbett Sports, Inc.*	336	18,329
Hillenbrand, Inc.	774	17,763
Jos A. Bank Clothiers, Inc.*	347	17,492
Children’s Place Retail Stores, Inc.*	335	17,309
Express, Inc.*	686	17,136
Saks, Inc.*	1,451	16,846
Live Nation Entertainment, Inc.*	1,747	16,422
Buckle, Inc.	339	16,238
Cracker Barrel Old Country Store, Inc.	290	16,182
Group 1 Automotive, Inc.	282	15,841
Monro Muffler Brake, Inc.	378	15,683
Iconix Brand Group, Inc.*	899	15,625
Liz Claiborne, Inc.*	1,169	15,618
Collective Brands, Inc.*	768	15,099
BJ’s Restaurants, Inc.*	297	14,954
Meredith Corp.	444	14,412
Bob Evans Farms, Inc.	376	14,183
Penske Automotive Group, Inc.	575	14,162
Strayer Education, Inc.	149	14,049
Valassis Communications, Inc.*	609	14,007
Finish Line, Inc. — Class A	644	13,666
Vitamin Shoppe, Inc.*	309	13,661
Gaylord Entertainment Co.*	443	13,644
Jack in the Box, Inc.*	563	13,495
Regis Corp.	721	13,288
Jones Group, Inc.	1,051	13,201
Texas Roadhouse, Inc. — Class A	778	12,946
Helen of Troy Ltd.*	380	12,924
Arbitron, Inc.	338	12,500
MDC Holdings, Inc.	473	12,198
Sturm Ruger & Company, Inc.	246	12,079
Orient-Express Hotels Ltd. — Class A*	1,179	12,026
Matthews International Corp. — Class A	379	11,992
Peet’s Coffee & Tea, Inc.*	161	11,866
Office Depot, Inc.*	3,433	11,844
Shuffle Master, Inc.*	672	11,827
Scholastic Corp.	335	11,819
Cooper Tire & Rubber Co.	768	11,689
New York Times Co. — Class A*	1,695	11,509
Shutterfly, Inc.*	365	11,435
Ryland Group, Inc.	553	10,661
National CineMedia, Inc.	684	10,465
PF Chang’s China Bistro, Inc.	264	10,433
International Speedway Corp. — Class A	375	10,406

	SHARES	VALUE
Asbury Automotive Group, Inc.*	385	$10,395
GNC Holdings, Inc. — Class A	286	9,979
PEP Boys-Manny Moe & Jack	662	9,877
Zumiez, Inc.*	273	9,858
Ascent Capital Group, Inc. — Class A*	206	9,742
American Axle & Manufacturing Holdings, Inc.*	825	9,661
Cato Corp. — Class A	345	9,536
La-Z-Boy, Inc.*	637	9,530
Meritor, Inc.*	1,169	9,434
DineEquity, Inc.*	190	9,424
Steiner Leisure Ltd.*	191	9,327
CEC Entertainment, Inc.	246	9,326
Meritage Homes Corp.*	344	9,309
Papa John’s International, Inc.*	242	9,114
Pinnacle Entertainment, Inc.*	786	9,047
True Religion Apparel, Inc.*	328	8,987
Sonic Automotive, Inc. — Class A	501	8,973
Interval Leisure Group, Inc.	501	8,717
American Public Education, Inc.*	228	8,664
Churchill Downs, Inc.	154	8,609
Charming Shoppes, Inc.*	1,442	8,508
KB Home	953	8,482
Scientific Games Corp. — Class A*	721	8,407
American Greetings Corp. — Class A	542	8,314
Belo Corp. — Class A	1,141	8,182
Oxford Industries, Inc.	160	8,131
iRobot Corp.*	294	8,014
Lions Gate Entertainment Corp.*	571	7,948
K12, Inc.*	334	7,892
Lithia Motors, Inc. — Class A	292	7,650
Ethan Allen Interiors, Inc.	298	7,545
Vera Bradley, Inc.*	249	7,517
Ameristar Casinos, Inc.	397	7,396
Ruby Tuesday, Inc.*	799	7,295
Capella Education Co.*	202	7,262
Biglari Holdings, Inc.*	18	7,251
Lumber Liquidators Holdings, Inc.*	281	7,056
Knology, Inc.*	384	6,989
Sinclair Broadcast Group, Inc. — Class A	631	6,979
Columbia Sportswear Co.	146	6,928
Fred’s, Inc. — Class A	466	6,808
Dorman Products, Inc.*	133	6,730
Drew Industries, Inc.*	239	6,527
Quiksilver, Inc.*	1,602	6,472
Maidenform Brands, Inc.*	284	6,393
Arctic Cat, Inc.*	146	6,253
Grand Canyon Education, Inc.*	349	6,198
Stage Stores, Inc.	380	6,171
OfficeMax, Inc.*	1,062	6,075
Skechers U.S.A., Inc. — Class A*	473	6,017
Sonic Corp.*	780	5,990
Red Robin Gourmet Burgers, Inc.*	161	5,988
G-III Apparel Group Ltd.*	208	5,911
Jakks Pacific, Inc.	338	5,898
Stewart Enterprises, Inc. — Class A	970	5,888

90 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Superior Industries International, Inc.	299	$5,842
Standard Pacific Corp.*	1,308	5,834
Smith & Wesson Holding Corp.*	752	5,828
Core-Mark Holding Company, Inc.	140	5,731
Bridgepoint Education, Inc.*	227	5,618
Rue21, Inc.*	190	5,575
Hot Topic, Inc.	539	5,471
Fuel Systems Solutions, Inc.*	207	5,415
Callaway Golf Co.	798	5,394
Krispy Kreme Doughnuts, Inc.*	729	5,322
Boyd Gaming Corp.*	674	5,284
Blue Nile, Inc.*	157	5,178
AFC Enterprises, Inc.*	304	5,156
Movado Group, Inc.	209	5,131
Modine Manufacturing Co.*	572	5,051
America’s Car-Mart, Inc.*	112	4,926
Denny’s Corp.*	1,218	4,921
Harte-Hanks, Inc.	543	4,914
Barnes & Noble, Inc.*	369	4,889
National Presto Industries, Inc.	64	4,855
Bravo Brio Restaurant Group, Inc.*	240	4,790
Brown Shoe Company, Inc.	517	4,772
Blyth, Inc.	61	4,565
Amerigon, Inc.*	281	4,547
Cost Plus, Inc.*	253	4,529
Leapfrog Enterprises, Inc. — Class A*	532	4,448
Standard Motor Products, Inc.	248	4,400
Bebe Stores, Inc.	475	4,384
Body Central Corp.*	150	4,353
EW Scripps Co. — Class A*	420	4,145
Cavco Industries, Inc.*	88	4,099
Corinthian Colleges, Inc.*	977	4,045
Francesca’s Holdings Corp.*	127	4,014
NutriSystem, Inc.	348	3,908
Wet Seal, Inc. — Class A*	1,120	3,864
Universal Electronics, Inc.*	190	3,796
Shoe Carnival, Inc.*	117	3,770
Universal Technical Institute, Inc.	275	3,627
Winnebago Industries, Inc.*	369	3,616
Multimedia Games Holding Company, Inc.*	329	3,606
MDC Partners, Inc. — Class A	312	3,469
Kirkland’s, Inc.*	209	3,382
Stoneridge, Inc.*	338	3,343
PetMed Express, Inc.	267	3,305
Ruth’s Hospitality Group, Inc.*	435	3,302
Fisher Communications, Inc.*	106	3,256
Town Sports International Holdings, Inc.*	255	3,221
Central European Media Enterprises Ltd. — Class A*	452	3,209
Marcus Corp.	255	3,200
Libbey, Inc.*	245	3,170
Exide Technologies*	980	3,067
Beazer Homes USA, Inc.*	943	3,065
VOXX International Corp. — Class A*	223	3,024
Caribou Coffee Company, Inc.*	161	3,001
Journal Communications, Inc. — Class A*	531	2,990

	SHARES	VALUE
World Wrestling Entertainment, Inc. — Class A	336	$2,980
M/I Homes, Inc.*	237	2,929
Perry Ellis International, Inc.*	155	2,894
Speedway Motorsports, Inc.	150	2,802
Conn’s, Inc.*	178	2,732
Haverty Furniture Companies, Inc.	239	2,653
Talbots, Inc.*	872	2,642
REX American Resources Corp.*	86	2,640
hhgregg, Inc.*	229	2,606
Rentrak Corp.*	114	2,588
Mattress Firm Holding Corp.*	66	2,501
Weyco Group, Inc.	105	2,489
Destination Maternity Corp.	134	2,488
Benihana, Inc. — Class A	187	2,440
Carrols Restaurant Group, Inc.*	154	2,349
MarineMax, Inc.*	284	2,337
Big 5 Sporting Goods Corp.	298	2,336
Stein Mart, Inc.*	345	2,277
West Marine, Inc.*	190	2,276
Lincoln Educational Services Corp.	286	2,262
O’Charleys, Inc.*	229	2,253
Steinway Musical Instruments, Inc.*	90	2,250
Spartan Motors, Inc.	420	2,222
Mac-Gray Corp.	145	2,194
Systemax, Inc.*	130	2,192
Citi Trends, Inc.*	190	2,177
McClatchy Co. — Class A*	718	2,075
Tuesday Morning Corp.*	534	2,051
Skullcandy, Inc.*	123	1,947
CSS Industries, Inc.	100	1,946
Entercom Communications Corp. — Class A*	297	1,928
Winmark Corp.	33	1,912
Hovnanian Enterprises, Inc. — Class A*	764	1,872
Saga Communications, Inc. — Class A*	52	1,862
Unifi, Inc.*	186	1,797
Isle of Capri Casinos, Inc.*	249	1,758
Casual Male Retail Group, Inc.*	522	1,754
Teavana Holdings, Inc.*	88	1,735
Delta Apparel, Inc.*	103	1,692
Jamba, Inc.*	813	1,683
Red Lion Hotels Corp.*	200	1,642
Cumulus Media, Inc. — Class A*	467	1,630
Kenneth Cole Productions, Inc. — Class A*	98	1,578
Gordmans Stores, Inc.*	70	1,538
Outdoor Channel Holdings, Inc.	206	1,506
Bon-Ton Stores, Inc.	162	1,497
Luby’s, Inc.*	246	1,493
LIN TV Corp. — Class A*	366	1,482
Motorcar Parts of America, Inc.*	150	1,443
RG Barry Corp.	109	1,330
Morgans Hotel Group Co.*	268	1,327
Cherokee, Inc.	116	1,321
K-Swiss, Inc. — Class A*	321	1,316
Lifetime Brands, Inc.	117	1,315
Black Diamond, Inc.*	142	1,315
New York & Company, Inc.*	347	1,294

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Martha Stewart Living Omnimedia — Class A	334	$1,273
Sealy Corp.*	613	1,238
Zale Corp.*	399	1,233
Einstein Noah Restaurant Group, Inc.	82	1,223
AH Belo Corp. — Class A	242	1,183
Ambassadors Group, Inc.	219	1,172
Gray Television, Inc.*	615	1,162
Nexstar Broadcasting Group, Inc. — Class A*	137	1,138
Monarch Casino & Resort, Inc.*	107	1,102
Tower International, Inc.*	90	1,096
Summer Infant, Inc.*	179	1,074
Entravision Communications Corp. — Class A	619	1,058
Valuevision Media, Inc. — Class A*	510	1,056
Johnson Outdoors, Inc. — Class A*	55	1,051
Coldwater Creek, Inc.*	902	1,046
Pacific Sunwear of California, Inc.*	584	1,028
Build-A-Bear Workshop, Inc. — Class A*	192	1,008
1-800-Flowers.com, Inc. — Class A*	329	997
ReachLocal, Inc.*	131	934
Geeknet, Inc.*	63	911
Furniture Brands International, Inc.*	531	892
Global Sources Ltd.*	140	862
Christopher & Banks Corp.	446	830
Orbitz Worldwide, Inc.*	267	814
Marine Products Corp.	135	803
Overstock.com, Inc.*	140	734
National American University Holdings, Inc.	112	706
Crown Media Holdings, Inc. — Class A*	430	684
Skyline Corp.	89	681
US Auto Parts Network, Inc.*	185	668
Shiloh Industries, Inc.	63	600
Cambium Learning Group, Inc.*	214	567
Digital Domain Media Group, Inc.*	40	228
Value Line, Inc.	18	221
Dial Global, Inc.*	61	142

Total Consumer Discretionary		2,118,886

HEALTH CARE—10.6%
WellCare Health Plans, Inc.*	528	37,952
Salix Pharmaceuticals Ltd.*	717	37,642
Cepheid, Inc.*	802	33,549
HMS Holdings Corp.*	1,053	32,865
Cubist Pharmaceuticals, Inc.*	743	32,136
athenahealth, Inc.*	430	31,871
Centene Corp.*	630	30,851
Onyx Pharmaceuticals, Inc.*	787	29,654
Medivation, Inc.*	385	28,767
Medicis Pharmaceutical Corp. — Class A	759	28,530
Zoll Medical Corp.*	298	27,603
Viropharma, Inc.*	879	26,431
Ariad Pharmaceuticals, Inc.*	1,639	26,142
Questcor Pharmaceuticals, Inc.*	659	24,792
Vivus, Inc.*	1,104	24,685
Seattle Genetics, Inc.*	1,193	24,313
HealthSouth Corp.*	1,180	24,167
Owens & Minor, Inc.	792	24,084

	SHARES	VALUE
STERIS Corp.	736	$23,271
Haemonetics Corp.*	327	22,785
Alkermes plc*	1,176	21,815
Incyte Corporation Ltd.*	1,110	21,423
Align Technology, Inc.*	768	21,158
Quality Systems, Inc.	479	20,947
PAREXEL International Corp.*	739	19,932
Impax Laboratories, Inc.*	808	19,861
Magellan Health Services, Inc.*	400	19,524
West Pharmaceutical Services, Inc.	445	18,926
PSS World Medical, Inc.*	724	18,346
Volcano Corp.*	642	18,201
Par Pharmaceutical Companies, Inc.*	448	17,351
Theravance, Inc.*	866	16,887
MAKO Surgical Corp.*	399	16,818
Chemed Corp.	256	16,047
Pharmacyclics, Inc.*	576	15,990
Masimo Corp.*	657	15,361
Halozyme Therapeutics, Inc.*	1,090	13,908
MWI Veterinary Supply, Inc.*	158	13,904
Jazz Pharmaceuticals plc*	284	13,765
Cyberonics, Inc.*	352	13,422
Medicines Co.*	662	13,286
Immunogen, Inc.*	923	13,282
Acorda Therapeutics, Inc.*	488	12,956
Air Methods Corp.*	142	12,391
Molina Healthcare, Inc.*	342	11,501
Nektar Therapeutics*	1,413	11,191
Luminex Corp.*	476	11,115
Neogen Corp.*	284	11,096
PDL BioPharma, Inc.	1,737	11,030
NxStage Medical, Inc.*	571	11,003
Auxilium Pharmaceuticals, Inc.*	592	10,993
Insulet Corp.*	571	10,929
Amsurg Corp. — Class A*	389	10,885
Isis Pharmaceuticals, Inc.*	1,227	10,761
Analogic Corp.	158	10,671
CONMED Corp.	349	10,425
Meridian Bioscience, Inc.	514	9,961
Accretive Health, Inc.*	495	9,886
InterMune, Inc.*	665	9,756
HeartWare International, Inc.*	148	9,722
Hanger Orthopedic Group, Inc.*	440	9,618
Dynavax Technologies Corp.*	1,885	9,538
Wright Medical Group, Inc.*	485	9,370
Arthrocare Corp.*	345	9,263
Spectrum Pharmaceuticals, Inc.*	710	8,967
Endologix, Inc.*	606	8,878
Ironwood Pharmaceuticals, Inc. — Class A*	667	8,878
NuVasive, Inc.*	521	8,774
Momenta Pharmaceuticals, Inc.*	569	8,717
Integra LifeSciences Holdings Corp.*	251	8,707
Orthofix International N.V.*	231	8,681
ABIOMED, Inc.*	391	8,676
DexCom, Inc.*	828	8,636
Exelixis, Inc.*	1,622	8,402

92 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Abaxis, Inc.*	284	$8,273
Akorn, Inc.*	697	8,155
Optimer Pharmaceuticals, Inc.*	570	7,923
MedAssets, Inc.*	593	7,804
Exact Sciences Corp.*	694	7,745
Computer Programs & Systems, Inc.	136	7,687
IPC The Hospitalist Company, Inc.*	207	7,640
ICU Medical, Inc.*	149	7,325
NPS Pharmaceuticals, Inc.*	1,063	7,271
Idenix Pharmaceuticals, Inc.*	742	7,264
Bio-Reference Labs, Inc.*	304	7,147
Greatbatch, Inc.*	289	7,086
Team Health Holdings, Inc.*	343	7,052
Medidata Solutions, Inc.*	262	6,980
Rigel Pharmaceuticals, Inc.*	852	6,859
OraSure Technologies, Inc.*	595	6,837
Genomic Health, Inc.*	218	6,673
Emeritus Corp.*	377	6,658
Quidel Corp.*	356	6,540
Merit Medical Systems, Inc.*	524	6,508
Omnicell, Inc.*	424	6,449
Opko Health, Inc.*	1,343	6,352
National Healthcare Corp.	138	6,287
Cantel Medical Corp.	248	6,222
Landauer, Inc.	116	6,150
Accuray, Inc.*	850	6,001
Invacare Corp.	349	5,783
Triple-S Management Corp. — Class B*	250	5,775
Conceptus, Inc.*	395	5,680
Achillion Pharmaceuticals, Inc.*	585	5,604
AVANIR Pharmaceuticals, Inc. — Class A*	1,631	5,578
Ensign Group, Inc.	205	5,568
Kindred Healthcare, Inc.*	642	5,547
Arena Pharmaceuticals, Inc.*	1,804	5,538
Amedisys, Inc.*	379	5,480
HealthStream, Inc.*	227	5,264
Sequenom, Inc.*	1,261	5,132
Affymax, Inc.*	435	5,107
Alnylam Pharmaceuticals, Inc.*	455	5,037
Hi-Tech Pharmacal Company, Inc.*	139	4,994
Neurocrine Biosciences, Inc.*	624	4,973
Metropolitan Health Networks, Inc.*	526	4,929
AVEO Pharmaceuticals, Inc.*	387	4,803
Emergent Biosolutions, Inc.*	299	4,784
eResearchTechnology, Inc.*	611	4,778
Staar Surgical Co.*	437	4,733
Arqule, Inc.*	667	4,676
Curis, Inc.*	957	4,613
Sunrise Senior Living, Inc.*	720	4,550
PharMerica Corp.*	365	4,537
MModal, Inc.*	418	4,410
Universal American Corp.	402	4,334
AMAG Pharmaceuticals, Inc.*	271	4,317
Select Medical Holdings Corp.*	561	4,314
Spectranetics Corp.*	411	4,274
Keryx Biopharmaceuticals, Inc.*	858	4,273

	SHARES	VALUE
Natus Medical, Inc.*	357	$4,259
Depomed, Inc.*	673	4,213
Lexicon Pharmaceuticals, Inc.*	2,263	4,209
ExamWorks Group, Inc.*	330	4,099
MAP Pharmaceuticals, Inc.*	282	4,050
Merge Healthcare, Inc.*	690	4,037
ZIOPHARM Oncology, Inc.*	746	4,028
Assisted Living Concepts, Inc. — Class A	240	3,986
Raptor Pharmaceutical Corp.*	586	3,961
Ardea Biosciences, Inc.*	182	3,960
Santarus, Inc.*	667	3,902
Navidea Biopharmaceuticals, Inc.*	1,170	3,838
Ligand Pharmaceuticals, Inc. — Class B*	239	3,812
AngioDynamics, Inc.*	309	3,785
Vanguard Health Systems, Inc.*	378	3,727
Affymetrix, Inc.*	870	3,715
LHC Group, Inc.*	197	3,650
Progenics Pharmaceuticals, Inc.*	366	3,623
ISTA Pharmaceuticals, Inc.*	399	3,595
Corvel Corp.*	90	3,590
Tornier N.V.*	138	3,547
Antares Pharma, Inc.*	1,097	3,543
BioScrip, Inc.*	498	3,381
Obagi Medical Products, Inc.*	252	3,377
Atrion Corp.	16	3,363
US Physical Therapy, Inc.	143	3,296
Transcend Services, Inc.*	112	3,287
Gentiva Health Services, Inc.*	376	3,286
Clovis Oncology, Inc.*	128	3,258
Cell Therapeutics, Inc.*	2,500	3,250
Unilife Corp.*	796	3,232
Kensey Nash Corp.	110	3,219
Capital Senior Living Corp.*	346	3,197
Symmetry Medical, Inc.*	452	3,196
Enzon Pharmaceuticals, Inc.*	467	3,194
Healthways, Inc.*	431	3,172
Sangamo Biosciences, Inc.*	642	3,146
Vical, Inc.*	891	3,029
IRIS International, Inc.*	223	3,013
SurModics, Inc.*	194	2,982
Furiex Pharmaceuticals, Inc.*	126	2,977
AMN Healthcare Services, Inc.*	490	2,969
Immunomedics, Inc.*	818	2,969
Infinity Pharmaceuticals, Inc.*	241	2,882
Celldex Therapeutics, Inc.*	549	2,794
Almost Family, Inc.*	105	2,731
Sciclone Pharmaceuticals, Inc.*	431	2,720
Geron Corp.*	1,592	2,690
Cambrex Corp.*	375	2,621
AVI BioPharma, Inc.*	1,678	2,584
Providence Service Corp.*	163	2,528
RTI Biologics, Inc.*	682	2,523
Cerus Corp.*	593	2,384
Solta Medical, Inc.*	756	2,291
Cadence Pharmaceuticals, Inc.*	607	2,246
Vascular Solutions, Inc.*	208	2,244

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Oncothyreon, Inc.*	510	$2,224
MannKind Corp.*	898	2,218
Maxygen, Inc.*	384	2,204
Palomar Medical Technologies, Inc.*	230	2,148
Young Innovations, Inc.	69	2,133
Sun Healthcare Group, Inc.*	311	2,127
Cynosure, Inc. — Class A*	117	2,090
Corcept Therapeutics, Inc.*	521	2,048
Pozen, Inc.*	337	2,022
Array Biopharma, Inc.*	590	2,012
Nymox Pharmaceutical Corp.*	244	1,962
XenoPort, Inc.*	433	1,949
Savient Pharmaceuticals, Inc.*	877	1,912
Synergetics USA, Inc.*	294	1,911
Dusa Pharmaceuticals, Inc.*	305	1,909
Dyax Corp.*	1,220	1,903
Delcath Systems, Inc.*	594	1,865
AtriCure, Inc.*	186	1,851
Exactech, Inc.*	116	1,839
Rockwell Medical Technologies, Inc.*	194	1,835
Skilled Healthcare Group, Inc. — Class A*	237	1,815
CryoLife, Inc.*	344	1,813
Chelsea Therapeutics International Ltd.*	707	1,810
Five Star Quality Care, Inc.*	514	1,753
Hansen Medical, Inc.*	583	1,749
BioCryst Pharmaceuticals, Inc.*	359	1,734
Orexigen Therapeutics, Inc.*	422	1,730
Cross Country Healthcare, Inc.*	345	1,728
Pain Therapeutics, Inc.*	480	1,723
Cardiovascular Systems, Inc.*	186	1,721
Sagent Pharmaceuticals, Inc.*	96	1,716
Targacept, Inc.*	335	1,715
Vanda Pharmaceuticals, Inc.*	353	1,691
Medtox Scientific, Inc.*	97	1,635
Aegerion Pharmaceuticals, Inc.*	117	1,618
Alphatec Holdings, Inc.*	669	1,586
Cytori Therapeutics, Inc.*	635	1,581
OncoGenex Pharmaceutical, Inc.*	117	1,555
Novavax, Inc.*	1,210	1,525
Allos Therapeutics, Inc.*	971	1,437
SIGA Technologies, Inc.*	427	1,435
Pacific Biosciences of California, Inc.*	418	1,430
Fluidigm Corp.*	89	1,400
Chindex International, Inc.*	147	1,397
Biotime, Inc.*	303	1,336
Synta Pharmaceuticals Corp.*	304	1,322
Astex Pharmaceuticals*	692	1,287
Enzo Biochem, Inc.*	476	1,280
Metabolix, Inc.*	435	1,231
RadNet, Inc.*	377	1,199
National Research Corp.	27	1,159
Sucampo Pharmaceuticals, Inc. — Class A*	155	1,155
Insmed, Inc.*	314	1,140
Medical Action Industries, Inc.*	199	1,138
Harvard Bioscience, Inc.*	286	1,121
GTx, Inc.*	288	1,109

	SHARES	VALUE
Zalicus, Inc.*	920	$1,104
Codexis, Inc.*	301	1,099
Endocyte, Inc.*	215	1,071
Pacira Pharmaceuticals, Inc.*	92	1,062
Osiris Therapeutics, Inc.*	203	1,039
Biolase Technology, Inc.*	379	1,027
Amicus Therapeutics, Inc.*	193	1,019
Sunesis Pharmaceuticals, Inc.*	352	1,010
Nabi Biopharmaceuticals*	534	993
Biospecifics Technologies Corp.*	62	981
CardioNet, Inc.*	305	939
Biosante Pharmaceuticals, Inc.*	1,357	923
Ampio Pharmaceuticals, Inc.*	261	890
Cleveland Biolabs, Inc.*	348	856
KV Pharmaceutical Co. — Class A*	640	845
Anacor Pharmaceuticals, Inc.*	142	836
Lannett Company, Inc.*	198	826
Durect Corp.*	1,002	802
Albany Molecular Research, Inc.*	294	794
PharmAthene, Inc.*	444	786
NewLink Genetics Corp.*	85	778
Uroplasty, Inc.*	257	774
Transcept Pharmaceuticals, Inc.*	71	747
Bacterin International Holdings, Inc.*	293	709
BG Medicine, Inc.*	98	688
Columbia Laboratories, Inc.*	905	643
Epocrates, Inc.*	73	626
Anthera Pharmaceuticals, Inc.*	273	603
Cornerstone Therapeutics, Inc.*	100	596
BioMimetic Therapeutics, Inc.*	239	590
Peregrine Pharmaceuticals, Inc.*	1,052	568
Zogenix, Inc.*	265	530
Zeltiq Aesthetics, Inc.*	84	518
Trius Therapeutics, Inc.*	90	482
Alimera Sciences, Inc.*	136	460
Pernix Therapeutics Holdings*	51	459
Acura Pharmaceuticals, Inc.*	130	450
Alliance HealthCare Services, Inc.*	298	447
Complete Genomics, Inc.*	142	400
Stereotaxis, Inc.*	549	357
DynaVox, Inc. — Class A*	114	351
Horizon Pharma, Inc.*	68	282
Neostem, Inc.*	629	237

Total Health Care		1,916,187

ENERGY—5.3%
World Fuel Services Corp.	875	35,874
Energy XXI Bermuda Ltd.*	935	33,763
Rosetta Resources, Inc.*	652	31,792
Kodiak Oil & Gas Corp.*	3,182	31,693
Lufkin Industries, Inc.	376	30,323
Berry Petroleum Co. — Class A	638	30,069
CVR Energy, Inc.*	1,088	29,104
Dril-Quip, Inc.*	427	27,764
Key Energy Services, Inc.*	1,553	23,994
Helix Energy Solutions Group, Inc.*	1,314	23,389

94 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Oasis Petroleum, Inc.*	736	$22,691
Bristow Group, Inc.	457	21,813
Golar LNG Ltd.	493	18,759
Stone Energy Corp.*	625	17,869
Gulfport Energy Corp.*	559	16,278
Northern Oil and Gas, Inc.*	778	16,136
Hornbeck Offshore Services, Inc.*	378	15,887
SemGroup Corp. — Class A*	531	15,473
Swift Energy Co.*	529	15,357
Bill Barrett Corp.*	582	15,138
Gulfmark Offshore, Inc. — Class A*	298	13,696
Carrizo Oil & Gas, Inc.*	483	13,650
Clean Energy Fuels Corp.*	635	13,513
McMoRan Exploration Co.*	1,216	13,011
Western Refining, Inc.	667	12,553
Cheniere Energy, Inc.*	822	12,314
Cloud Peak Energy, Inc.*	758	12,076
Approach Resources, Inc.*	318	11,750
Petroleum Development Corp.*	294	10,904
ION Geophysical Corp.*	1,628	10,501
Exterran Holdings, Inc.*	791	10,433
Nordic American Tankers Ltd.	616	9,782
Targa Resources Corp.	207	9,408
Comstock Resources, Inc.*	593	9,387
W&T Offshore, Inc.	444	9,360
Newpark Resources, Inc.*	1,120	9,173
Tetra Technologies, Inc.*	962	9,062
Contango Oil & Gas Co.*	153	9,013
Magnum Hunter Resources Corp.*	1,397	8,955
Parker Drilling Co.*	1,447	8,639
Ship Finance International Ltd.	561	8,583
GeoResources, Inc.*	251	8,218
Apco Oil and Gas International, Inc.	117	7,976
Crosstex Energy, Inc.	522	7,381
Patriot Coal Corp.*	1,124	7,014
Hercules Offshore, Inc.*	1,433	6,778
Pioneer Drilling Co.*	765	6,732
Resolute Energy Corp.*	572	6,509
Goodrich Petroleum Corp.*	334	6,353
Vaalco Energy, Inc.*	636	6,010
OYO Geospace Corp.*	57	6,004
Energy Partners Ltd.*	358	5,946
Endeavour International Corp.*	487	5,771
Rentech, Inc.*	2,755	5,730
Clayton Williams Energy, Inc.*	71	5,640
Gulf Island Fabrication, Inc.	191	5,591
Tesco Corp.*	378	5,364
Heckmann Corp.*	1,244	5,362
Basic Energy Services, Inc.*	297	5,153
BPZ Resources, Inc.*	1,267	5,106
Frontline Ltd.	637	4,899
Rex Energy Corp.*	435	4,646
Matrix Service Co.*	331	4,637
Knightsbridge Tankers Ltd.	296	4,256
Petroquest Energy, Inc.*	688	4,224

	SHARES	VALUE
Overseas Shipholding Group, Inc.	325	$4,105
ATP Oil & Gas Corp.*	555	4,079
Venoco, Inc.*	376	4,076
Cal Dive International, Inc.*	1,176	3,881
PHI, Inc.*	161	3,727
Triangle Petroleum Corp.*	534	3,685
Uranium Energy Corp.*	927	3,615
FX Energy, Inc.*	651	3,541
Dawson Geophysical Co.*	103	3,538
Vantage Drilling Co.*	2,155	3,448
Mitcham Industries, Inc.*	150	3,369
Abraxas Petroleum Corp.*	1,014	3,164
Teekay Tankers Ltd. — Class A	518	3,144
Callon Petroleum Co.*	481	3,025
Delek US Holdings, Inc.	195	3,024
Harvest Natural Resources, Inc.*	427	3,023
Warren Resources, Inc.*	882	2,875
Panhandle Oil and Gas, Inc. — Class A	90	2,653
Green Plains Renewable Energy, Inc.*	245	2,644
Penn Virginia Corp.	581	2,644
Hyperdynamics Corp.*	2,049	2,643
C&J Energy Services, Inc.*	147	2,615
Scorpio Tankers, Inc.*	367	2,591
Global Geophysical Services, Inc.*	228	2,419
James River Coal Co.*	443	2,268
Gastar Exploration Ltd.*	717	2,144
Uranerz Energy Corp.*	802	2,021
Natural Gas Services Group, Inc.*	153	2,020
Solazyme, Inc.*	137	2,004
Evolution Petroleum Corp.*	194	1,804
Miller Energy Resources, Inc.*	398	1,680
KiOR, Inc. — Class A*	124	1,658
Ur-Energy, Inc.*	1,293	1,577
Willbros Group, Inc.*	485	1,571
Westmoreland Coal Co.*	136	1,519
USEC, Inc.*	1,432	1,518
Voyager Oil & Gas, Inc.*	582	1,414
RigNet, Inc.*	71	1,245
Alon USA Energy, Inc.	137	1,240
Crimson Exploration, Inc.*	282	1,170
Amyris, Inc.*	224	1,160
Houston American Energy Corp.*	208	1,086
Syntroleum Corp.*	1,100	1,062
Union Drilling, Inc.*	190	1,056
Uranium Resources, Inc.*	1,151	1,047
GMX Resources, Inc.*	790	1,003
Zion Oil & Gas, Inc.*	379	1,001
Isramco, Inc.*	10	874
DHT Holdings, Inc.	822	789
Gevo, Inc.*	82	754
CAMAC Energy, Inc.*	721	721
L&L Energy, Inc.*	276	676
Hallador Energy Co.	56	495
Geokinetics, Inc.*	144	253

Total Energy		956,587

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
MATERIALS - 3.9%
Coeur d’Alene Mines Corp.*	1,106	$26,256
Sensient Technologies Corp.	626	23,789
Olin Corp.	1,000	21,750
NewMarket Corp.	109	20,427
Chemtura Corp.*	1,194	20,274
HB Fuller Co.	607	19,928
Eagle Materials, Inc.	551	19,147
Stillwater Mining Co.*	1,423	17,987
Buckeye Technologies, Inc.	494	16,782
PolyOne Corp.	1,153	16,603
Hecla Mining Co.	3,467	16,018
Minerals Technologies, Inc.	237	15,502
Louisiana-Pacific Corp.*	1,636	15,297
Georgia Gulf Corp.*	428	14,928
Worthington Industries, Inc.	752	14,424
Innophos Holdings, Inc.	282	14,134
Schweitzer-Mauduit International, Inc.	199	13,743
Thompson Creek Metals Company, Inc.*	1,888	12,763
SunCoke Energy, Inc.*	860	12,221
Globe Specialty Metals, Inc.	775	11,524
Calgon Carbon Corp.*	723	11,285
Graphic Packaging Holding Co.*	1,983	10,946
Balchem Corp.	357	10,799
OM Group, Inc.*	386	10,619
Kraton Performance Polymers, Inc.*	399	10,601
Boise, Inc.	1,285	10,550
A. Schulman, Inc.	377	10,187
Texas Industries, Inc.	286	10,013
Koppers Holdings, Inc.	254	9,794
Haynes International, Inc.	153	9,693
KapStone Paper and Packaging Corp.*	489	9,633
Kaiser Aluminum Corp.	203	9,594
LSB Industries, Inc.*	241	9,380
Clearwater Paper Corp.*	281	9,332
PH Glatfelter Co.	578	9,121
Deltic Timber Corp.	142	8,987
Innospec, Inc.*	293	8,901
Stepan Co.	100	8,780
AMCOL International Corp.	297	8,759
RTI International Metals, Inc.*	378	8,717
Gold Resource Corp.	349	8,484
Flotek Industries, Inc.*	620	7,452
Materion Corp.*	251	7,211
TPC Group, Inc.*	161	7,118
Ferro Corp.*	1,066	6,332
Quaker Chemical Corp.	158	6,233
American Vanguard Corp.	286	6,203
Horsehead Holding Corp.*	539	6,139
Golden Star Resources Ltd.*	3,192	5,937
Wausau Paper Corp.	622	5,834
McEwen Mining, Inc.*	1,299	5,768
Myers Industries, Inc.	389	5,737
Century Aluminum Co.*	636	5,648
Neenah Paper, Inc.	180	5,353

	SHARES	VALUE
Jaguar Mining, Inc.*	1,057	$4,936
Universal Stainless & Alloy*	102	4,357
Zep, Inc.	298	4,291
Hawkins, Inc.	104	3,869
Zoltek Companies, Inc.*	341	3,860
Omnova Solutions, Inc.*	564	3,807
Paramount Gold and Silver Corp.*	1,442	3,259
Zagg, Inc.*	304	3,232
Headwaters, Inc.*	765	3,198
Noranda Aluminum Holding Corp.	293	2,921
Golden Minerals Co.*	345	2,908
General Moly, Inc.*	835	2,797
Vista Gold Corp.*	877	2,754
AM Castle & Co.*	208	2,631
Olympic Steel, Inc.	109	2,616
FutureFuel Corp.	231	2,536
Metals USA Holdings Corp.*	154	2,219
Landec Corp.*	331	2,161
United States Lime & Minerals, Inc.*	36	2,156
Spartech Corp.*	386	1,884
STR Holdings, Inc.*	369	1,786
AEP Industries, Inc.*	50	1,741
KMG Chemicals, Inc.	96	1,733
Midway Gold Corp.*	1,056	1,510
Senomyx, Inc.*	488	1,337
Revett Minerals, Inc.*	312	1,304
NL Industries, Inc.	83	1,237
Handy & Harman Ltd.*	71	1,025
US Energy Corp.*	305	964
Verso Paper Corp.*	186	350

Total Materials		704,016

CONSUMER STAPLES—3.0%
Nu Skin Enterprises, Inc. — Class A	679	39,320
United Natural Foods, Inc.*	596	27,809
TreeHouse Foods, Inc.*	438	26,060
Casey’s General Stores, Inc.	468	25,955
Darling International, Inc.*	1,443	25,136
Harris Teeter Supermarkets, Inc.*	626	25,103
Hain Celestial Group, Inc.*	447	19,583
Fresh Market, Inc.*	353	16,926
Pricesmart, Inc.	223	16,237
Lancaster Colony Corp.	241	16,017
Snyders-Lance, Inc.	583	15,071
Sanderson Farms, Inc.	275	14,583
Universal Corp.	295	13,747
B&G Foods, Inc. — Class A	592	13,326
Rite Aid Corp.*	7,281	12,669
Andersons, Inc.	239	11,637
Prestige Brands Holdings, Inc.*	639	11,169
Boston Beer Company, Inc. — Class A*	101	10,786
Elizabeth Arden, Inc.*	306	10,704
Vector Group Ltd.	600	10,632
Fresh Del Monte Produce, Inc.	451	10,301
J&J Snack Foods Corp.	185	9,705
WD-40 Co.	198	8,979

96 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
Spectrum Brands Holdings, Inc.*	208	$7,272
Cal-Maine Foods, Inc.	186	7,116
Tootsie Roll Industries, Inc.	306	7,010
Weis Markets, Inc.	151	6,584
Diamond Foods, Inc.	272	6,207
Central Garden and Pet Co. — Class A*	589	5,672
Pilgrim’s Pride Corp.*	756	5,640
Chiquita Brands International, Inc.*	566	4,975
Spartan Stores, Inc.	274	4,965
Smart Balance, Inc.*	736	4,865
Central European Distribution Corp.*	911	4,655
Dole Food Company, Inc.*	447	4,461
Star Scientific, Inc.*	1,320	4,330
Nash Finch Co.	149	4,235
Coca-Cola Bottling Company Consolidated	66	4,141
Alliance One International, Inc.*	1,077	4,060
Calavo Growers, Inc.	142	3,803
Pantry, Inc.*	289	3,760
Chefs’ Warehouse, Inc.*	136	3,147
Inter Parfums, Inc.	196	3,075
USANA Health Sciences, Inc.*	82	3,061
Susser Holdings Corp.*	118	3,029
Medifast, Inc.*	173	3,021
Seneca Foods Corp. — Class A*	114	3,003
Village Super Market, Inc. — Class A	91	2,875
Ingles Markets, Inc. — Class A	155	2,734
National Beverage Corp.*	153	2,454
Nature’s Sunshine Products, Inc.*	152	2,435
Revlon, Inc. — Class A*	133	2,294
Omega Protein Corp.*	243	1,849
Schiff Nutrition International, Inc.*	150	1,844
Nutraceutical International Corp.*	117	1,704
Limoneira Co.	95	1,605
Oil-Dri Corporation of America	70	1,490
Arden Group, Inc. — Class A	15	1,363
Female Health Co.	237	1,285
Synutra International, Inc.*	210	1,235
Alico, Inc.	44	1,017
Craft Brew Alliance, Inc.*	130	996
Farmer Brothers Co.*	89	969
Griffin Land & Nurseries, Inc.	31	819
MGP Ingredients, Inc.	145	780
Imperial Sugar Co.	153	718
Harbinger Group, Inc.*	109	565
Lifeway Foods, Inc.*	53	490
Primo Water Corp.*	203	396
Total Consumer Staples		535,459
UTILITIES—2.7%
Cleco Corp.	762	30,213
Piedmont Natural Gas Company, Inc.	892	27,714
WGL Holdings, Inc.	637	25,926
IDACORP, Inc.	615	25,289
Southwest Gas Corp.	563	24,063
New Jersey Resources Corp.	527	23,488
Portland General Electric Co.	934	23,331
UIL Holdings Corp.	620	21,551

	SHARES	VALUE
Atlantic Power Corp.	1,399	$19,362
PNM Resources, Inc.	1,054	19,288
South Jersey Industries, Inc.	376	18,815
Avista Corp.	722	18,468
Unisource Energy Corp.	468	17,115
El Paso Electric Co.	522	16,960
Black Hills Corp.	488	16,363
Allete, Inc.	390	16,181
NorthWestern Corp.	448	15,886
Northwest Natural Gas Co.	334	15,164
MGE Energy, Inc.	295	13,095
CH Energy Group, Inc.	194	12,946
Empire District Electric Co.	526	10,704
Laclede Group, Inc.	273	10,652
Otter Tail Corp.	448	9,722
California Water Service Group	526	9,578
American States Water Co.	231	8,348
Central Vermont Public Service Corp.	175	6,160
SJW Corp.	198	4,776
Ormat Technologies, Inc.	234	4,715
Chesapeake Utilities Corp.	114	4,688
Unitil Corp.	134	3,595
Middlesex Water Co.	190	3,589
Connecticut Water Service, Inc.	109	3,084
York Water Co.	154	2,664
Artesian Resources Corp. — Class A	100	1,879
Genie Energy Ltd. — Class B	186	1,799
Consolidated Water Company Ltd.	183	1,448
Cadiz, Inc.*	150	1,380
Dynegy, Inc. — Class A*	1,278	716

Total Utilities		490,715

TELECOMMUNICATION SERVICES—0.7%
AboveNet, Inc.*	283	23,432
Cogent Communications Group, Inc.*	582	11,105
Cincinnati Bell, Inc.*	2,452	9,858
Leap Wireless International, Inc.*	753	6,574
Consolidated Communications Holdings, Inc.	334	6,556
Premiere Global Services, Inc.*	653	5,903
Pendrell Corp.*	1,879	4,904
Neutral Tandem, Inc.*	395	4,815
Iridium Communications, Inc.*	540	4,730
General Communication, Inc. — Class A*	517	4,508
SureWest Communications	186	4,194
NTELOS Holdings Corp.	197	4,078
Atlantic Tele-Network, Inc.	111	4,036
Vonage Holdings Corp.*	1,710	3,779
USA Mobility, Inc.	270	3,761
Shenandoah Telecommunications Co.	295	3,289
8x8, Inc.*	768	3,226
Cbeyond, Inc.*	344	2,752
Towerstream Corp.*	523	2,484
Lumos Networks Corp.	197	2,120
inContact, Inc.*	376	2,098
HickoryTech Corp.	182	1,882
Alaska Communications Systems Group, Inc.	565	1,740
IDT Corp. — Class B	186	1,737

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
RUSSELL 2000® 1.5x STRATEGY FUND

	SHARES	VALUE
ORBCOMM, Inc.*	435	$1,675
Fairpoint Communications, Inc.*	276	1,038
Boingo Wireless, Inc.*	75	908
Globalstar, Inc.*	1,263	884

Total Telecommunication Services		128,066

Total Common Stocks (Cost $13,358,555)		15,186,856
WARRANTS††—0.0%
Magnum Hunter Resources Corp.
$10.50, 10/14/13	23	—

Total Warrants (Costs $—)		—

RIGHTS††—0.0%
DHT Holdings, Inc.
Expires 05/01/12	822	214
Total Rights (Cost $178)		214

	FACE
	AMOUNT
REPURCHASE AGREEMENTS††,1—18.0%
Credit Suisse Group issued 03/30/12 at 0.01 % due 04/02/12[2]	$1,648,004	1,648,004
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	1,192,458	1,192,458
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01%due 04/02/12	335,497	335,497
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	89,171	89,171

Total Repurchase Agreements (Cost $3,265,130)		3,265,130

Total Investments – 102.0% (Cost $16,623,863)		$18,452,200

Other Assets & Liabilities, net – (2.0)%		(357,067)

Total Net Assets – 100.0%		$18,095,133

		UNREALIZED
	CONTRACTS	GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
June 2012 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,067,500)	25	$54,724

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2012 Russell 2000 Index Swap,
Terminating 04/30/12[3]
(Notional Value $1,751,057)	2,109	$(3,993)
Goldman Sachs International
April 2012 Russell 2000 Index
Swap, Terminating 04/27/12[3]
(Notional Value $253,917)	306	(4,721)
Morgan Stanley Capital Services, Inc.
April 2012 Russell 2000 Index Swap,
Terminating 04/30/12[3]
(Notional Value $1,315,918)	1,585	(14,670)
Credit Suisse Capital, LLC
April 2012 Russell 2000 Index Swap,
Terminating 04/30/12[3]
(Notional Value $6,682,463)	8,048	(15,315)

(Total Notional Value $10,003,355)		$(38,699)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.
2	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
3	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc	— Public Limited Company
REIT	— Real Estate Investment Trust

98 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

March 31, 2012

ASSETS:
Investments, at value (cost $13,358,733)	$15,187,070
Repurchase agreements, at value (cost $3,265,130)	3,265,130

Total investments (cost $16,623,863)	18,452,200
Foreign currency, at value (cost $103)	103
Segregated cash with broker	597,403
Cash	421
Receivables:
Fund shares sold	25,403
Dividends	19,744

Total assets	19,095,274

LIABILITIES:
Unrealized depreciation on swap agreements	38,699
Payable for:
Fund shares redeemed	913,723
Management fees	15,153
Variation margin	9,000
Distribution and service fees	5,343
Transfer agent and administrative fees	4,209
Swap settlement	2,775
Portfolio accounting fees	1,683
Miscellaneous	9,556

Total liabilities	1,000,141

NET ASSETS	$18,095,133

NET ASSETS CONSIST OF:
Paid in capital	$27,481,787
Accumulated net investment loss	(43,290)
Accumulated net realized loss on investments	(11,187,726)
Net unrealized appreciation on investments	1,844,362

Net assets	$18,095,133

A-CLASS:
Net assets	$1,354,840
Capital shares outstanding	42,075
Net asset value per share	$32.20

Maximum offering price per share
(Net asset value divided by 95.25%)	$33.81

C-CLASS:
Net assets	$1,838,682
Capital shares outstanding	62,275
Net asset value per share	$29.52

H-CLASS:
Net assets	$14,901,611
Capital shares outstanding	463,761
Net asset value per share	$32.13

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $41)	$102,706
Interest	4,414

Total investment income	107,120

EXPENSES:
Management fees	198,961
Transfer agent and administrative fees	55,267
Distribution and service fees:
A-Class	2,783
C-Class	20,139
H-Class	47,450
Portfolio accounting fees	22,107
Custodian fees	5,572
Trustees’ fees*	2,297
Miscellaneous	41,635

Total expenses	396,211

Net investment loss	(289,091)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,385,222
Swap agreements	(2,610,267)
Futures contracts	(5,424)
Foreign currency	(6)
Realized gain distributions received from investment company shares	328

Net realized loss	(1,230,147)

Net change in unrealized appreciation (depreciation) on:
Investments	(333,899)
Swap agreements	(1,452,305)
Futures contracts	(59,916)
Net change in unrealized appreciation (depreciation)	(1,846,120)

Net realized and unrealized loss	(3,076,267)

Net decrease in net assets resulting from operations	$(3,365,358)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 99

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31,	March 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(289,091)	$(342,033)
Net realized gain (loss) on investments	(1,230,147)	7,585,812
Net change in unrealized appreciation (depreciation) on investments	(1,846,120)	(1,516,617)

Net increase (decrease) in net assets resulting from operations	(3,365,358)	5,727,162

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	3,364,331	6,815,665
C-Class	645,809	1,474,481
H-Class	184,051,398	198,061,598
COST OF SHARES REDEEMED
A-Class	(4,002,486)	(5,760,396)
C-Class	(1,356,339)	(2,047,330)
H-Class	(204,119,521)	(188,080,975)

Net increase (decrease) from capital share transactions	(21,416,808)	10,463,043

Net increase (decrease) in net assets	(24,782,166)	16,190,205

NET ASSETS:
Beginning of year	42,877,299	26,687,094

End of year	$18,095,133	$42,877,299

Accumulated net investment loss at end of year	$(43,290)	$(3,229)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	108,140	266,605
C-Class	23,548	57,713
H-Class	6,337,910	7,264,965
Shares redeemed
A-Class	(133,321)	(222,529)
C-Class	(49,014)	(88,368)
H-Class	(6,975,808)	(7,088,420

Net increase (decrease) in shares	(688,545)	189,966

100 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
A-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$34.37	$25.24	$12.49	$28.62	$37.24

Income (loss) from investment operations:
Net investment income (loss)[a]	(.39)	(.35)	(.11)	(.02)	.29
Net gain (loss) on investments (realized and unrealized)	(1.78)	9.48	12.86	(16.11)	(8.83)

Total from investment operations	(2.17)	9.13	12.75	(16.13)	(8.54)

Less distributions from:
Net investment income	—	—	—	—	(.08)

Total distributions	—	—	—	—	(.08)

Net asset value, end of period	$32.20	$34.37	$25.24	$12.49	$28.62

Total Return[b]	(6.31%)	36.17%	102.08%	(56.36%)	(22.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,355	$2,312	$585	$591	$4,372

Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.25%)	(0.59%)	(0.07%)	0.81%
Total expenses	1.73%	1.72%	1.71%	1.70%	1.67%

Portfolio turnover rate	177%	211%	109%	288%	227%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$31.75	$23.50	$11.71	$27.10	$35.51

Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(.47)	(.24)	(.18)	.03
Net gain (loss) on investments (realized and unrealized)	(1.69)	8.72	12.03	(15.21)	(8.36)

Total from investment operations	(2.23)	8.25	11.79	(15.39)	(8.33)

Less distributions from:
Net investment income	—	—	—	—	(.08)

Total distributions	—	—	—	—	(.08)

Net asset value, end of period	$29.52	$31.75	$23.50	$11.71	$27.10

Total Return[b]	(7.02%)	35.11%	100.68%	(56.79%)	(23.50%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,839	$2,786	$2,782	$3,381	$10,873

Ratios to average net assets:
Net investment income (loss)	(1.99%)	(1.90%)	(1.36%)	(0.83%)	0.09%
Total expenses	2.49%	2.47%	2.46%	2.45%	2.42%

Portfolio turnover rate	177%	211%	109%	288%	227%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 101

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
H-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$34.29	$25.21	$12.47	$28.62	$37.22

Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.35)	(.19)	(.02)	.30
Net gain (loss) on investments (realized and unrealized)	(1.79)	9.43	12.93	(16.13)	(8.82)

Total from investment operations	(2.16)	9.08	12.74	(16.15)	(8.52)

Less distributions from:
Net investment income	—	—	—	—	(.08)

Total distributions	—	—	—	—	(.08)

Net asset value, end of period	$32.13	$34.29	$25.21	$12.47	$28.62

Total Return[b]	(6.30%)	36.02%	102.17%	(56.43%)	(22.93%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,902	$37,780	$23,320	$13,807	$13,839

Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.25%)	(0.94%)	(0.07%)	0.83%
Total expenses	1.73%	1.72%	1.71%	1.70%	1.67%

Portfolio turnover rate	177%	211%	109%	288%	227%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

102 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a -1.26% performance for the one-year period ended March 31, 2012. Its benchmark, the Russell 2000 Index*, returned -0.18% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

The biggest performance contributors to the index during the period were the Financials and Health Care sectors. Energy and Information Technology provided the least performance to the index during the year.

Medivation, Inc., Nu Skin Enterprises, Inc. Class A and Inhibitex, Inc. were among the stocks which provided the most performance to the index during the year. MF Global Holdings Ltd., InterMune, Inc. and Patriot Coal Corp. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

*Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Parametric Technology Corp.	0.2%
Nu Skin Enterprises, Inc. — Class A	0.2%
Clean Harbors, Inc.	0.2%
WellCare Health Plans, Inc.	0.2%
Salix Pharmaceuticals Ltd.	0.2%
American Campus Communities, Inc.	0.2%
Jack Henry & Associates, Inc.	0.2%
Home Properties, Inc.	0.2%
Signature Bank	0.2%
World Fuel Services Corp.	0.2%

Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

104  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	-1.19%	0.55%	2.31%
A-Class Shares with sales charge‡	-5.87%	-0.42%	1.46%
C-Class Shares	-2.04%	-0.27%	1.49%
C-Class Shares with CDSC†	-3.02%	-0.27%	1.49%
H-Class Shares	-1.26%	0.53%	2.28%
Russell 2000 Index	-0.18%	2.13%	3.86%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  105

SCHEDULE OF INVESTMENTS	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE
COMMON STOCKS† - 73.3%

FINANCIALS - 16.6%
American Campus Communities, Inc.	2,893	$129,374
Home Properties, Inc.	2,036	124,216
Signature Bank*	1,964	123,810
BioMed Realty Trust, Inc.	6,419	121,833
CBL & Associates Properties, Inc.	6,314	119,462
National Retail Properties, Inc.	4,386	119,255
SVB Financial Group*	1,825	117,420
Kilroy Realty Corp.	2,503	116,665
Hancock Holding Co.	3,247	115,300
Extra Space Storage, Inc.	3,996	115,044
ProAssurance Corp.	1,301	114,631
MFA Financial, Inc.	15,157	113,224
Tanger Factory Outlet Centers	3,648	108,455
Mid-America Apartment Communities, Inc.	1,559	104,500
Highwoods Properties, Inc.	3,067	102,192
LaSalle Hotel Properties	3,626	102,035
Post Properties, Inc.	2,124	99,531
Entertainment Properties Trust	1,991	92,343
Delphi Financial Group, Inc. — Class A	2,057	92,091
Omega Healthcare Investors, Inc.	4,328	92,013
Equity Lifestyle Properties, Inc.	1,315	91,708
Prosperity Bancshares, Inc.	1,992	91,234
Hatteras Financial Corp.	3,186	88,890
Alterra Capital Holdings Ltd.	3,865	88,817
Invesco Mortgage Capital, Inc.	4,916	86,767
Stifel Financial Corp.*	2,289	86,615
Starwood Property Trust, Inc.	3,972	83,491
Washington Real Estate Investment Trust	2,806	83,337
FirstMerit Corp.	4,653	78,450
Colonial Properties Trust	3,549	77,119
First American Financial Corp.	4,480	74,502
CNO Financial Group, Inc.*	9,440	73,443
DiamondRock Hospitality Co.	7,126	73,327
Healthcare Realty Trust, Inc.	3,315	72,930
Webster Financial Corp.	3,068	69,552
FNB Corp.	5,744	69,388
Trustmark Corp.	2,730	68,195
Iberiabank Corp.	1,260	67,372
Susquehanna Bancshares, Inc.	6,706	66,255
Umpqua Holdings Corp.	4,873	66,078
Ezcorp, Inc. — Class A*	2,001	64,943
United Bankshares, Inc.	2,141	61,789
Ocwen Financial Corp.*	3,948	61,708
DCT Industrial Trust, Inc.	10,457	61,696
DuPont Fabros Technology, Inc.	2,509	61,345
Two Harbors Investment Corp.	6,024	61,083
UMB Financial Corp.	1,365	61,063
CubeSmart	5,082	60,476
Cash America International, Inc.	1,252	60,008
Apollo Investment Corp.	8,346	59,840
Cathay General Bancorp	3,351	59,313
Westamerica Bancorporation	1,232	59,136

	SHARES	VALUE
Sovran Self Storage, Inc.	1,178	$58,700
Platinum Underwriters Holdings Ltd.	1,585	57,853
First Cash Financial Services, Inc.*	1,336	57,301
EastGroup Properties, Inc.	1,141	57,301
RLI Corp.	778	55,736
Texas Capital Bancshares, Inc.*	1,588	54,977
Knight Capital Group, Inc. — Class A*	4,271	54,968
Potlatch Corp.	1,701	53,309
Old National Bancorp	4,023	52,862
Wintrust Financial Corp.	1,476	52,826
Northwest Bancshares, Inc.	4,151	52,718
Portfolio Recovery Associates, Inc.*	722	51,781
PS Business Parks, Inc.	790	51,777
Montpelier Re Holdings Ltd.	2,652	51,237
Prospect Capital Corp.	4,640	50,946
National Health Investors, Inc.	1,034	50,439
Pebblebrook Hotel Trust	2,172	49,044
Sunstone Hotel Investors, Inc.*	5,030	48,992
Strategic Hotels & Resorts, Inc.*	7,439	48,949
MB Financial, Inc.	2,316	48,613
Cardtronics, Inc.*	1,833	48,116
BancorpSouth, Inc.	3,560	47,953
International Bancshares Corp.	2,258	47,757
Capstead Mortgage Corp.	3,593	47,104
First Financial Bankshares, Inc.	1,336	47,041
CYS Investments, Inc.	3,585	46,928
Glimcher Realty Trust	4,588	46,889
National Penn Bancshares, Inc.	5,266	46,604
Equity One, Inc.	2,289	46,284
Lexington Realty Trust	5,103	45,876
Glacier Bancorp, Inc.	3,056	45,657
First Industrial Realty Trust, Inc.*	3,686	45,522
MarketAxess Holdings, Inc.	1,209	45,084
Community Bank System, Inc.	1,565	45,041
Medical Properties Trust, Inc.	4,807	44,609
CVB Financial Corp.	3,799	44,600
First Financial Bancorp	2,485	42,991
LTC Properties, Inc.	1,290	41,280
Education Realty Trust, Inc.	3,798	41,170
Selective Insurance Group, Inc.	2,301	40,521
Acadia Realty Trust	1,796	40,482
Sun Communities, Inc.	923	39,994
MGIC Investment Corp.*	7,995	39,655
World Acceptance Corp.*	640	39,200
PrivateBancorp, Inc.	2,556	38,775
Columbia Banking System, Inc.	1,683	38,339
Park National Corp.	552	38,182
First Midwest Bancorp, Inc.	3,168	37,953
Redwood Trust, Inc.	3,341	37,419
Provident Financial Services, Inc.	2,572	37,371
Anworth Mortgage Asset Corp.	5,666	37,282
Bank of the Ozarks, Inc.	1,188	37,137
PHH Corp.*	2,387	36,927
Financial Engines, Inc.*	1,632	36,492
Astoria Financial Corp.	3,699	36,472

106 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Government Properties Income Trust	1,503	$36,237
Pennsylvania Real Estate Investment Trust	2,370	36,190
Tower Group, Inc.	1,568	35,170
Alexander’s, Inc.	89	35,055
Argo Group International Holdings Ltd.	1,173	35,038
DFC Global Corp.*	1,846	34,834
BBCN Bancorp, Inc.*	3,110	34,614
Solar Capital Ltd.	1,546	34,121
Symetra Financial Corp.	2,869	33,080
Hersha Hospitality Trust — Class A	5,996	32,738
Boston Private Financial Holdings, Inc.	3,282	32,525
American Equity Investment Life Holding Co.	2,535	32,372
NBT Bancorp, Inc.	1,464	32,325
Primerica, Inc.	1,279	32,244
Franklin Street Properties Corp.	3,008	31,885
American Assets Trust, Inc.	1,377	31,396
PacWest Bancorp	1,290	31,347
BlackRock Kelso Capital Corp.	3,112	30,560
Fifth Street Finance Corp.	3,102	30,276
Harleysville Group, Inc.	518	29,889
Horace Mann Educators Corp.	1,691	29,796
Investors Bancorp, Inc.*	1,968	29,559
Greenlight Capital Re Ltd. — Class A*	1,198	29,507
Cousins Properties, Inc.	3,882	29,426
Inland Real Estate Corp.	3,281	29,102
Associated Estates Realty Corp.	1,768	28,889
Enstar Group Ltd.*	291	28,806
Credit Acceptance Corp.*	285	28,788
Oritani Financial Corp.	1,950	28,626
Nelnet, Inc. — Class A	1,096	28,397
Newcastle Investment Corp.	4,476	28,109
Infinity Property & Casualty Corp.	525	27,473
Amtrust Financial Services, Inc.	1,022	27,471
Chemical Financial Corp.	1,170	27,425
First Commonwealth Financial Corp.	4,466	27,332
Brookline Bancorp, Inc.	2,891	27,089
National Financial Partners Corp.*	1,767	26,752
Pinnacle Financial Partners, Inc.*	1,457	26,736
Investors Real Estate Trust	3,420	26,300
Employers Holdings, Inc.	1,483	26,264
Independent Bank Corp.	914	26,259
Evercore Partners, Inc. — Class A	895	26,018
KBW, Inc.	1,404	25,974
S&T Bancorp, Inc.	1,195	25,920
Sabra Health Care REIT, Inc.	1,575	25,893
First Potomac Realty Trust	2,129	25,740
ARMOUR Residential REIT, Inc.	3,811	25,724
Home Bancshares, Inc.	957	25,466
Compass Diversified Holdings	1,720	25,439
iStar Financial, Inc.*	3,487	25,281
CreXus Investment Corp.	2,438	25,209
Western Alliance Bancorporation*	2,955	25,029
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,181	24,930
Retail Opportunity Investments Corp.	2,062	24,826
Walter Investment Management Corp.	1,097	24,737

	SHARES	VALUE

Radian Group, Inc.	5,667	$24,651
Advance America Cash Advance Centers, Inc.	2,347	24,620
Chesapeake Lodging Trust	1,368	24,583
Cohen & Steers, Inc.	761	24,276
Bankrate, Inc.*	972	24,057
BGC Partners, Inc. — Class A	3,215	23,759
Sterling Financial Corp.*	1,133	23,657
State Bank Financial Corp.*	1,344	23,533
Main Street Capital Corp.	954	23,497
Forestar Group, Inc.*	1,508	23,208
ViewPoint Financial Group	1,483	22,809
PICO Holdings, Inc.*	972	22,793
Colony Financial, Inc.	1,391	22,785
Trustco Bank Corp.	3,956	22,589
City Holding Co.	649	22,533
Safety Insurance Group, Inc.	541	22,527
NorthStar Realty Finance Corp.	4,080	22,073
PennyMac Mortgage Investment Trust	1,181	22,049
Navigators Group, Inc.*	463	21,872
RLJ Lodging Trust	1,170	21,797
Oriental Financial Group, Inc.	1,760	21,296
Meadowbrook Insurance Group, Inc.	2,267	21,151
Investment Technology Group, Inc.*	1,760	21,050
Hercules Technology Growth Capital, Inc.	1,872	20,742
PennantPark Investment Corp.	1,972	20,509
Virtus Investment Partners, Inc.*	238	20,416
HFF, Inc. — Class A*	1,238	20,390
Berkshire Hills Bancorp, Inc.	884	20,261
Universal Health Realty Income Trust	508	20,132
Duff & Phelps Corp. — Class A	1,290	20,047
Ashford Hospitality Trust, Inc.	2,223	20,029
Ramco-Gershenson Properties Trust	1,633	19,955
WesBanco, Inc.	984	19,818
Coresite Realty Corp.	835	19,698
SCBT Financial Corp.	597	19,528
Urstadt Biddle Properties, Inc. — Class A	984	19,424
Maiden Holdings Ltd.	2,153	19,377
Dime Community Bancshares, Inc.	1,321	19,300
AMERISAFE, Inc.*	779	19,272
FelCor Lodging Trust, Inc.*	5,297	19,069
Simmons First National Corp. — Class A	735	18,985
Community Trust Bancorp, Inc.	590	18,921
Triangle Capital Corp.	956	18,881
Sandy Spring Bancorp, Inc.	1,022	18,570
FBL Financial Group, Inc. — Class A	537	18,097
Flushing Financial Corp.	1,333	17,942
Piper Jaffray Cos.*	670	17,835
Lakeland Financial Corp.	681	17,726
Resource Capital Corp.	3,269	17,620
Flagstone Reinsurance Holdings S.A.	2,235	17,589
Tejon Ranch Co.*	609	17,441
Renasant Corp.	1,067	17,371
United Community Banks, Inc.*	1,768	17,238
Getty Realty Corp.	1,102	17,169
Dynex Capital, Inc.	1,750	16,713
United Fire Group, Inc.	914	16,351

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

First Busey Corp.	3,280	$16,203
Monmouth Real Estate Investment Corp. — Class A	1,642	15,993
Citizens, Inc.*	1,617	15,976
1st Source Corp.	649	15,881
Excel Trust, Inc.	1,310	15,825
Banner Corp.	710	15,641
Encore Capital Group, Inc.*	690	15,560
West Coast Bancorp*	817	15,458
Southside Bancshares, Inc.	698	15,426
Kennedy-Wilson Holdings, Inc.	1,131	15,269
Campus Crest Communities, Inc.	1,301	15,170
Safeguard Scientifics, Inc.*	877	15,084
Epoch Holding Corp.	631	15,068
First Financial Corp.	473	15,018
Washington Trust Bancorp, Inc.	608	14,677
Rockville Financial, Inc.	1,254	14,609
GAMCO Investors, Inc. — Class A	294	14,585
OneBeacon Insurance Group Ltd. — Class A	945	14,562
Hudson Pacific Properties, Inc.	944	14,283
Hilltop Holdings, Inc.*	1,685	14,137
Winthrop Realty Trust	1,217	14,105
eHealth, Inc.*	857	13,978
TowneBank	1,034	13,949
MCG Capital Corp.	3,280	13,940
Cardinal Financial Corp.	1,229	13,888
Tompkins Financial Corp.	344	13,781
Provident New York Bancorp	1,618	13,688
Apollo Commercial Real Estate Finance, Inc.	874	13,678
First Merchants Corp.	1,096	13,525
MVC Capital, Inc.	1,022	13,419
TICC Capital Corp.	1,375	13,393
Ameris Bancorp*	1,013	13,311
NewStar Financial, Inc.*	1,160	12,899
Hanmi Financial Corp.*	1,257	12,721
Wilshire Bancorp, Inc.*	2,621	12,659
Sterling Bancorp	1,319	12,649
Bancfirst Corp.	288	12,545
Bancorp, Inc.*	1,243	12,480
Saul Centers, Inc.	309	12,471
Kite Realty Group Trust	2,358	12,427
Beneficial Mutual Bancorp, Inc.*	1,414	12,358
Capital Southwest Corp.	130	12,292
Cedar Realty Trust, Inc.	2,384	12,206
National Western Life Insurance Co. — Class A	89	12,181
Phoenix Companies, Inc.*	4,950	12,128
Union First Market Bankshares Corp.	863	12,082
Eagle Bancorp, Inc.*	712	11,919
Univest Corporation of Pennsylvania	708	11,880
SY Bancorp, Inc.	511	11,855
INTL FCStone, Inc.*	561	11,837
CapLease, Inc.	2,896	11,671
StellarOne Corp.	982	11,656
Camden National Corp.	330	11,600
GFI Group, Inc.	3,013	11,329
WSFS Financial Corp.	271	11,111

	SHARES	VALUE

Stewart Information Services Corp.	775	$11,013
United Financial Bancorp, Inc.	682	10,789
Global Indemnity plc — Class A*	548	10,681
Hudson Valley Holding Corp.	662	10,678
Calamos Asset Management, Inc. — Class A	813	10,658
Bryn Mawr Bank Corp.	474	10,637
Arrow Financial Corp.	434	10,590
Presidential Life Corp.	919	10,504
Westwood Holdings Group, Inc.	271	10,496
German American Bancorp, Inc.	540	10,492
Centerstate Banks, Inc.	1,284	10,477
Trico Bancshares	601	10,469
Great Southern Bancorp, Inc.	434	10,416
Citizens & Northern Corp.	518	10,360
MainSource Financial Group, Inc.	859	10,351
Northfield Bancorp, Inc.	727	10,338
Republic Bancorp, Inc. — Class A	424	10,142
First Connecticut Bancorp, Inc.	756	9,972
CoBiz Financial, Inc.	1,383	9,778
First Interstate Bancsystem, Inc. — Class A	668	9,766
Parkway Properties, Inc.	931	9,757
Territorial Bancorp, Inc.	467	9,718
Heartland Financial USA, Inc.	557	9,658
Agree Realty Corp.	427	9,642
FXCM, Inc. — Class A	740	9,613
Lakeland Bancorp, Inc.	972	9,577
Financial Institutions, Inc.	590	9,540
Westfield Financial, Inc.	1,197	9,468
Farmer Mac — Class C	417	9,466
STAG Industrial, Inc.	673	9,395
OmniAmerican Bancorp, Inc.*	475	9,196
State Auto Financial Corp.	623	9,102
Heritage Financial Corp.	666	9,058
Washington Banking Co.	654	9,032
First Community Bancshares, Inc.	670	8,951
National Bankshares, Inc.	295	8,880
OceanFirst Financial Corp.	623	8,872
CNB Financial Corp.	528	8,823
Summit Hotel Properties, Inc.	1,160	8,793
Netspend Holdings, Inc.*	1,127	8,746
Bank of Marin Bancorp	230	8,742
Virginia Commerce Bancorp, Inc.*	995	8,736
One Liberty Properties, Inc.	476	8,711
First of Long Island Corp.	324	8,586
RAIT Financial Trust	1,705	8,474
Central Pacific Financial Corp.*	654	8,469
Ames National Corp.	354	8,425
Doral Financial Corp.*	5,425	8,355
American Safety Insurance Holdings Ltd.*	442	8,332
Ladenburg Thalmann Financial Services, Inc.*	4,531	8,065
Cogdell Spencer, Inc.	1,898	8,048
Gladstone Commercial Corp.	467	8,037
Baldwin & Lyons, Inc. — Class B	355	7,945
Franklin Financial Corp.*	591	7,937
Bank Mutual Corp.	1,954	7,894
Peoples Bancorp, Inc.	449	7,875

108 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Enterprise Financial Services Corp.	670	$7,866
First Financial Holdings, Inc.	708	7,788
Apollo Residential Mortgage, Inc.	423	7,775
SeaBright Holdings, Inc.	848	7,708
Cowen Group, Inc. — Class A*	2,844	7,707
Pacific Capital Bancorp North America*	167	7,617
Southwest Bancorp, Inc.*	825	7,607
Taylor Capital Group, Inc.*	530	7,606
Flagstar Bancorp, Inc.*	8,240	7,581
Fox Chase Bancorp, Inc.	583	7,579
Oppenheimer Holdings, Inc. — Class A	435	7,547
National Interstate Corp.	295	7,546
American Capital Mortgage Investment Corp.	346	7,532
Chatham Lodging Trust	591	7,500
ESB Financial Corp.	520	7,498
Mission West Properties, Inc.	755	7,444
Pacific Continental Corp.	788	7,423
Diamond Hill Investment Group, Inc.	100	7,365
Encore Bancshares, Inc.*	361	7,354
Gladstone Capital Corp.	893	7,242
Gladstone Investment Corp.	944	7,146
SWS Group, Inc.	1,239	7,087
1st United Bancorp, Inc.*	1,160	7,018
First Bancorp	640	6,995
Medallion Financial Corp.	623	6,953
First Defiance Financial Corp.	412	6,946
Metro Bancorp, Inc.*	591	6,909
Home Federal Bancorp, Inc.	671	6,797
BofI Holding, Inc.*	395	6,747
Golub Capital BDC, Inc.	439	6,704
West Bancorporation, Inc.	665	6,643
Penns Woods Bancorp, Inc.	162	6,623
Park Sterling Corp.*	1,360	6,528
Manning & Napier, Inc. — Class A*	438	6,439
Bank of Kentucky Financial Corp.	248	6,381
Artio Global Investors, Inc. — Class A	1,336	6,373
NGP Capital Resources Co.	926	6,065
Arlington Asset Investment Corp. — Class A	271	6,016
Alliance Financial Corp.	198	6,001
Bridge Bancorp, Inc.	285	5,976
Sun Bancorp, Inc.*	1,693	5,976
BankFinancial Corp.	893	5,912
Merchants Bancshares, Inc.	207	5,833
Terreno Realty Corp.	405	5,796
Walker & Dunlop, Inc.*	459	5,783
Heritage Commerce Corp.*	884	5,684
Kansas City Life Insurance Co.	176	5,667
Kohlberg Capital Corp.	819	5,659
Edelman Financial Group, Inc.	851	5,625
UMH Properties, Inc.	511	5,601
Kearny Financial Corp.	572	5,577
Harris & Harris Group, Inc.*	1,319	5,474
Nicholas Financial, Inc.	412	5,434
Seacoast Banking Corporation of Florida*	3,084	5,428
Consolidated-Tomoka Land Co.	182	5,415

	SHARES	VALUE

Marlin Business Services Corp.	359	$5,407
First Bancorp, Inc.	364	5,398
Crawford & Co. — Class B	1,096	5,370
Suffolk Bancorp*	412	5,352
Medley Capital Corp.	473	5,331
Solar Senior Capital Ltd.	330	5,316
AG Mortgage Investment Trust, Inc.	269	5,310
Bridge Capital Holdings*	387	5,209
Center Bancorp, Inc.	514	5,155
First Pactrust Bancorp, Inc.	432	5,149
THL Credit, Inc.	395	5,080
Sierra Bancorp	508	4,994
FBR & Company*	1,914	4,919
MPG Office Trust, Inc.*	2,080	4,867
JMP Group, Inc.	648	4,782
Meridian Interstate Bancorp, Inc.*	364	4,779
Donegal Group, Inc. — Class A	331	4,525
ESSA Bancorp, Inc.	461	4,518
AV Homes, Inc.*	368	4,482
MidSouth Bancorp, Inc.	324	4,406
Gleacher & Company, Inc.*	3,133	4,261
New Mountain Finance Corp.	310	4,259
Whitestone REIT — Class B	319	4,160
Hallmark Financial Services*	513	4,048
EMC Insurance Group, Inc.	200	4,018
Enterprise Bancorp, Inc.	244	4,011
Cape Bancorp, Inc.*	490	3,910
Century Bancorp, Inc. — Class A	140	3,822
Clifton Savings Bancorp, Inc.	361	3,765
Capital City Bank Group, Inc.	490	3,651
Independence Holding Co.	337	3,357
Fidus Investment Corp.	225	3,152
CIFC Corp.*	508	3,150
Universal Insurance Holdings, Inc.	803	3,124
Roma Financial Corp.	319	3,123
First Marblehead Corp.*	2,350	2,867
Orrstown Financial Services, Inc.	295	2,587
Charter Financial Corp.	285	2,554
Pzena Investment Management, Inc. — Class A	367	2,147
Fortegra Financial Corp.*	248	2,073
Imperial Holdings, Inc.*	745	1,989
Gain Capital Holdings, Inc.	321	1,611
Cascade Bancorp*	255	1,448
California First National Bancorp	89	1,365
Capital Bank Corp.*	592	1,326
Hampton Roads Bankshares, Inc.*	418	1,267

Total Financials		11,628,520

INFORMATION TECHNOLOGY—12.1%
Parametric Technology Corp.*	5,073	141,739
Jack Henry & Associates, Inc.	3,673	125,322
Concur Technologies, Inc.*	1,902	109,137
Wright Express Corp.*	1,646	106,546
QLIK Technologies, Inc.*	2,996	95,872
SolarWinds, Inc.*	2,428	93,842
CommVault Systems, Inc.*	1,879	93,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Anixter International, Inc.*	1,238	$89,793
ADTRAN, Inc.	2,750	85,772
Aruba Networks, Inc.*	3,639	81,077
FEI Co.*	1,649	80,982
Ultimate Software Group, Inc.*	1,104	80,901
Taleo Corp. — Class A*	1,748	80,286
Semtech Corp.*	2,774	78,948
Microsemi Corp.*	3,676	78,813
Finisar Corp.*	3,819	76,953
Cognex Corp.	1,765	74,766
Plantronics, Inc.	1,851	74,521
Viasat, Inc.*	1,541	74,292
Aspen Technology, Inc.*	3,601	73,929
Hittite Microwave Corp.*	1,336	72,558
CACI International, Inc. — Class A*	1,127	70,201
InterDigital, Inc.	1,933	67,384
Cirrus Logic, Inc.*	2,820	67,116
ACI Worldwide, Inc.*	1,666	67,090
Fair Isaac Corp.	1,523	66,860
ValueClick, Inc.*	3,351	66,150
MKS Instruments, Inc.	2,221	65,586
Cymer, Inc.*	1,301	65,050
Cavium, Inc.*	2,049	63,396
Blackbaud, Inc.	1,896	63,004
Progress Software Corp.*	2,639	62,333
Mentor Graphics Corp.*	4,104	60,985
TiVo, Inc.*	5,075	60,849
MAXIMUS, Inc.	1,476	60,029
Universal Display Corp.*	1,638	59,837
Convergys Corp.*	4,480	59,808
Arris Group, Inc.*	5,273	59,585
Netgear, Inc.*	1,557	59,477
Coherent, Inc.*	1,005	58,623
RF Micro Devices, Inc.*	11,761	58,570
NetSuite, Inc.*	1,160	58,336
Sourcefire, Inc.*	1,205	57,997
Sapient Corp.	4,649	57,880
Littelfuse, Inc.	920	57,684
Quest Software, Inc.*	2,418	56,267
j2 Global, Inc.	1,954	56,041
Entegris, Inc.*	5,719	53,415
DealerTrack Holdings, Inc.*	1,748	52,894
Plexus Corp.*	1,510	52,835
Acxiom Corp.*	3,454	50,705
Synaptics, Inc.*	1,370	50,019
OSI Systems, Inc.*	807	49,469
Omnivision Technologies, Inc.*	2,473	49,460
Veeco Instruments, Inc.*	1,729	49,449
JDA Software Group, Inc.*	1,798	49,409
Tyler Technologies, Inc.*	1,267	48,665
TriQuint Semiconductor, Inc.*	6,992	48,210
Take-Two Interactive Software, Inc.*	3,129	48,139
Heartland Payment Systems, Inc.	1,643	47,384
MicroStrategy, Inc. — Class A*	335	46,900
Power Integrations, Inc.	1,232	45,732
Euronet Worldwide, Inc.*	2,177	45,478

	SHARES	VALUE

Integrated Device Technology, Inc.*	6,311	$45,124
Scansource, Inc.*	1,145	42,731
Bottomline Technologies, Inc.*	1,529	42,720
Benchmark Electronics, Inc.*	2,589	42,693
Manhattan Associates, Inc.*	874	41,541
VirnetX Holding Corp.*	1,723	41,231
Insight Enterprises, Inc.*	1,872	41,053
SYNNEX Corp.*	1,072	40,886
OpenTable, Inc.*	1,008	40,794
FARO Technologies, Inc.*	678	39,548
Sanmina-SCI Corp.*	3,431	39,285
Cabot Microelectronics Corp.	1,001	38,919
Emulex Corp.*	3,742	38,842
Kulicke & Soffa Industries, Inc.*	3,063	38,073
LivePerson, Inc.*	2,243	37,615
Tessera Technologies, Inc.*	2,180	37,605
Earthlink, Inc.	4,683	37,417
Constant Contact, Inc.*	1,250	37,238
BroadSoft, Inc.*	958	36,644
Syntel, Inc.	654	36,624
Loral Space & Communications, Inc.	459	36,536
Unisys Corp.*	1,834	36,166
Infinera Corp.*	4,452	36,150
Volterra Semiconductor Corp.*	1,048	36,067
Synchronoss Technologies, Inc.*	1,122	35,814
Liquidity Services, Inc.*	796	35,661
Advent Software, Inc.*	1,390	35,584
MTS Systems Corp.	668	35,464
Kenexa Corp.*	1,126	35,176
Diodes, Inc.*	1,505	34,886
Brooks Automation, Inc.	2,814	34,697
Mantech International Corp. — Class A	989	34,081
Websense, Inc.*	1,608	33,913
Electronics for Imaging, Inc.*	1,992	33,107
NIC, Inc.	2,728	33,091
Stratasys, Inc.*	903	32,977
Netscout Systems, Inc.*	1,593	32,402
Lattice Semiconductor Corp.*	5,019	32,272
Rofin-Sinar Technologies, Inc.*	1,212	31,960
ATMI, Inc.*	1,352	31,502
Ultratech, Inc.*	1,073	31,096
Ancestry.com, Inc.*	1,350	30,699
LogMeIn, Inc.*	867	30,544
Digital River, Inc.*	1,593	29,805
Verint Systems, Inc.*	902	29,216
comScore, Inc.*	1,352	28,919
Newport Corp.*	1,595	28,263
Ebix, Inc.	1,213	28,093
Comtech Telecommunications Corp.	862	28,084
Pegasystems, Inc.	709	27,055
Rambus, Inc.*	4,179	26,955
Park Electrochemical Corp.	884	26,723
Harmonic, Inc.*	4,881	26,699
Rogers Corp.*	679	26,311
Spansion, Inc. — Class A*	2,140	26,065
Sonus Networks, Inc.*	8,985	26,057

110 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

TTM Technologies, Inc.*	2,203	$25,312
Amkor Technology, Inc.*	4,115	25,287
Standard Microsystems Corp.*	977	25,275
Quantum Corp.*	9,595	25,139
Monolithic Power Systems, Inc.*	1,276	25,099
SS&C Technologies Holdings, Inc.*	1,072	25,010
RealPage, Inc.*	1,290	24,729
Advanced Energy Industries, Inc.*	1,857	24,364
TNS, Inc.*	1,088	23,642
RealD, Inc.*	1,745	23,558
Brightpoint, Inc.*	2,908	23,409
Monotype Imaging Holdings, Inc.*	1,520	22,648
DTS, Inc.*	745	22,514
Ceva, Inc.*	985	22,369
CSG Systems International, Inc.*	1,473	22,301
Micrel, Inc.	2,147	22,028
iGate Corp.*	1,307	21,905
Maxwell Technologies, Inc.*	1,184	21,703
Measurement Specialties, Inc.*	639	21,534
InfoSpace, Inc.*	1,676	21,470
Global Cash Access Holdings, Inc.*	2,750	21,450
Entropic Communications, Inc.*	3,646	21,256
Ixia*	1,645	20,546
Forrester Research, Inc.	623	20,185
Super Micro Computer, Inc.*	1,149	20,062
Silicon Image, Inc.*	3,389	19,927
Black Box Corp.	766	19,541
Intermec, Inc.*	2,523	19,503
Xyratex Ltd.	1,209	19,235
Checkpoint Systems, Inc.*	1,705	19,232
Dice Holdings, Inc.*	2,058	19,201
Accelrys, Inc.*	2,356	18,801
Applied Micro Circuits Corp.*	2,694	18,696
ExlService Holdings, Inc.*	681	18,687
Interactive Intelligence Group, Inc.*	607	18,520
United Online, Inc.	3,774	18,455
Web.com Group, Inc.*	1,239	17,879
Opnet Technologies, Inc.	616	17,864
Kemet Corp.*	1,876	17,559
TeleTech Holdings, Inc.*	1,083	17,436
PROS Holdings, Inc.*	918	17,167
Mercury Computer Systems, Inc.*	1,287	17,053
Photronics, Inc.*	2,506	16,665
Move, Inc.*	1,692	16,429
Internap Network Services Corp.*	2,223	16,317
EPIQ Systems, Inc.	1,336	16,166
Nanometrics, Inc.*	860	15,919
Cass Information Systems, Inc.	393	15,700
OCZ Technology Group, Inc.*	2,233	15,586
CTS Corp.	1,465	15,412
Fabrinet*	864	15,301
LTX-Credence Corp.*	2,111	15,178
Sycamore Networks, Inc.*	851	15,097
Extreme Networks*	3,922	15,021
Rudolph Technologies, Inc.*	1,340	14,887
STEC, Inc.*	1,568	14,802

	SHARES	VALUE

Electro Rent Corp.	796	$14,654
Methode Electronics, Inc.	1,577	14,635
Electro Scientific Industries, Inc.	954	14,320
Oplink Communications, Inc.*	831	14,210
ICG Group, Inc.*	1,576	14,105
Globecomm Systems, Inc.*	957	13,857
Avid Technology, Inc.*	1,257	13,827
Procera Networks, Inc.*	616	13,774
Calix, Inc.*	1,605	13,691
IXYS Corp.*	1,032	13,622
GSI Group, Inc.*	1,104	13,314
LoopNet, Inc.*	708	13,296
Power-One, Inc.*	2,895	13,172
Zygo Corp.*	670	13,112
Daktronics, Inc.	1,473	13,095
Exar Corp.*	1,554	13,054
Inphi Corp.*	911	12,918
Silicon Graphics International Corp.*	1,319	12,768
Integrated Silicon Solution, Inc.*	1,143	12,756
Stamps.com, Inc.*	449	12,518
VASCO Data Security International, Inc.*	1,154	12,452
Perficient, Inc.*	1,032	12,394
QuinStreet, Inc.*	1,178	12,357
Keynote Systems, Inc.	621	12,271
MIPS Technologies, Inc. — Class A*	2,241	12,191
Formfactor, Inc.*	2,157	12,036
Digital Generation, Inc.*	1,170	11,946
Anaren, Inc.*	649	11,909
Digi International, Inc.*	1,077	11,836
Saba Software, Inc.*	1,202	11,792
KIT Digital, Inc.*	1,635	11,772
Kopin Corp.*	2,883	11,734
Cohu, Inc.	1,022	11,620
CIBER, Inc.*	2,720	11,533
XO Group, Inc.*	1,220	11,456
ShoreTel, Inc.*	2,009	11,411
Cray, Inc.*	1,541	11,280
Virtusa Corp.*	641	11,070
NVE Corp.*	206	10,918
Cornerstone OnDemand, Inc.*	490	10,702
Symmetricom, Inc.*	1,843	10,634
Multi-Fineline Electronix, Inc.*	387	10,623
Envestnet, Inc.*	819	10,254
ModusLink Global Solutions, Inc.*	1,866	10,076
Actuate Corp.*	1,603	10,067
Deltek, Inc.*	943	10,052
Vocus, Inc.*	755	10,004
Ubiquiti Networks, Inc.*	316	9,995
Callidus Software, Inc.*	1,274	9,950
Glu Mobile, Inc.*	2,013	9,763
Computer Task Group, Inc.*	636	9,744
SPS Commerce, Inc.*	351	9,435
Aeroflex Holding Corp.*	839	9,346
Mindspeed Technologies, Inc.*	1,431	9,115
RealNetworks, Inc.	897	8,916
Limelight Networks, Inc.*	2,690	8,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Seachange International, Inc.*	1,128	$8,776
Active Network, Inc.*	518	8,718
Pericom Semiconductor Corp.*	1,067	8,632
AXT, Inc.*	1,359	8,630
Oclaro, Inc.*	2,151	8,475
PDF Solutions, Inc.*	1,002	8,447
Intevac, Inc.*	977	8,305
American Software, Inc. — Class A	965	8,280
Zix Corp.*	2,830	8,235
Openwave Systems, Inc.*	3,626	8,231
Tangoe, Inc.*	432	8,126
FSI International, Inc.*	1,646	8,049
SciQuest, Inc.*	528	8,047
MoneyGram International, Inc.*	446	8,028
Convio, Inc.*	517	7,998
Supertex, Inc.*	442	7,987
Imation Corp.*	1,284	7,948
Bel Fuse, Inc. — Class B	449	7,934
Vishay Precision Group, Inc.*	528	7,830
Imperva, Inc.*	199	7,791
DDi Corp.	638	7,784
Axcelis Technologies, Inc.*	4,521	7,776
Rubicon Technology, Inc.*	745	7,770
Hackett Group, Inc.*	1,295	7,731
PLX Technology, Inc.*	1,892	7,606
Echo Global Logistics, Inc.*	471	7,583
Lionbridge Technologies, Inc.*	2,624	7,557
Digimarc Corp.*	269	7,516
Ultra Clean Holdings*	967	7,291
Aviat Networks, Inc.*	2,585	7,290
IntraLinks Holdings, Inc.*	1,360	7,194
Richardson Electronics Ltd.	596	7,140
LeCroy Corp.*	685	7,117
Sigma Designs, Inc.*	1,350	6,993
Angie’s List, Inc.*	365	6,895
ServiceSource International, Inc.*	444	6,873
Anadigics, Inc.*	2,869	6,800
Immersion Corp.*	1,220	6,661
DSP Group, Inc.*	995	6,627
KVH Industries, Inc.*	629	6,605
Echelon Corp.*	1,488	6,592
Wave Systems Corp. — Class A*	3,525	6,557
support.com, Inc.*	2,063	6,498
Agilysys, Inc.*	721	6,482
InvenSense, Inc. — Class A*	348	6,299
Archipelago Learning, Inc.*	554	6,160
Radisys Corp.*	823	6,090
Guidance Software, Inc.*	550	6,078
Alpha & Omega Semiconductor Ltd.*	623	5,993
MoSys, Inc.*	1,393	5,530
TeleCommunication Systems, Inc. — Class A*	1,978	5,499
Travelzoo, Inc.*	234	5,382
Westell Technologies, Inc. — Class A*	2,258	5,261
PRGX Global, Inc.*	831	5,227
X-Rite, Inc.*	1,119	5,080
ePlus, Inc.*	158	5,051

	SHARES	VALUE

Zillow, Inc. — Class A*	140	$4,983
FalconStor Software, Inc.*	1,299	4,858
TeleNav, Inc.*	692	4,858
Rosetta Stone, Inc.*	467	4,819
Responsys, Inc.*	391	4,680
Novatel Wireless, Inc.*	1,367	4,579
Emcore Corp.*	938	4,474
Pulse Electronics Corp.	1,773	4,450
TechTarget, Inc.*	623	4,317
Marchex, Inc. — Class A	909	4,054
Ellie Mae, Inc.*	361	4,029
Rimage Corp.	398	3,984
Numerex Corp. — Class A*	397	3,883
MaxLinear, Inc. — Class A*	677	3,771
Communications Systems, Inc.	280	3,676
Dynamics Research Corp.*	380	3,663
QAD, Inc. — Class A*	279	3,655
GSI Technology, Inc.*	861	3,651
Dot Hill Systems Corp.*	2,410	3,639
SRS Labs, Inc.*	514	3,572
Smith Micro Software, Inc.*	1,530	3,565
Identive Group, Inc.*	1,645	3,438
Carbonite, Inc.*	303	3,336
Amtech Systems, Inc.*	399	3,324
PC Connection, Inc.	395	3,247
Opnext, Inc.*	1,859	2,881
Powerwave Technologies, Inc.*	1,353	2,774
eMagin Corp.*	785	2,551
Demand Media, Inc.*	335	2,429
Viasystems Group, Inc.*	120	2,278
Intermolecular, Inc.*	338	2,099
Meru Networks, Inc.*	461	1,867
NCI, Inc. — Class A*	287	1,834
Motricity, Inc.*	1,581	1,739
NeoPhotonics Corp.*	367	1,736
THQ, Inc.*	2,867	1,606
Quepasa Corp.*	293	1,301
Stream Global Services, Inc.*	387	1,273
Dialogic, Inc.*	650	566
FriendFinder Networks, Inc.*	242	329

Total Information Technology		8,497,352

INDUSTRIALS—11.6%
Clean Harbors, Inc.*	1,992	134,121
Acuity Brands, Inc.	1,842	115,732
United Rentals, Inc.*	2,662	114,174
Woodward, Inc.	2,620	112,215
Alaska Air Group, Inc.*	3,060	109,608
CLARCOR, Inc.	2,137	104,904
Triumph Group, Inc.	1,602	100,381
Hexcel Corp.*	4,166	100,026
Dollar Thrifty Automotive Group, Inc.*	1,233	99,763
Teledyne Technologies, Inc.*	1,564	98,610
Old Dominion Freight Line, Inc.*	2,019	96,246
Esterline Technologies Corp.*	1,295	92,541
Genesee & Wyoming, Inc. — Class A*	1,684	91,912

112 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

HEICO Corp.	1,781	$91,882
Chart Industries, Inc.*	1,248	91,516
Watsco, Inc.	1,199	88,774
Robbins & Myers, Inc.	1,681	87,496
Actuant Corp. — Class A	2,922	84,709
Moog, Inc. — Class A*	1,931	82,821
Middleby Corp.*	803	81,248
EMCOR Group, Inc.	2,849	78,974
Belden, Inc.	2,021	76,616
Acacia Research Corp.*	1,817	75,841
Applied Industrial Technologies, Inc.	1,809	74,404
CoStar Group, Inc.*	1,077	74,366
Curtiss-Wright Corp.	1,980	73,280
Mueller Industries, Inc.	1,610	73,175
AO Smith Corp.	1,618	72,729
EnerSys*	2,027	70,236
Tetra Tech, Inc.*	2,652	69,907
Colfax Corp.*	1,928	67,943
FTI Consulting, Inc.*	1,794	67,310
Brady Corp. — Class A	2,010	65,024
RSC Holdings, Inc.*	2,870	64,833
Corporate Executive Board Co.	1,471	63,268
Avis Budget Group, Inc.*	4,466	63,194
Barnes Group, Inc.	2,315	60,908
Healthcare Services Group, Inc.	2,830	60,194
Advisory Board Co.*	672	59,553
Rollins, Inc.	2,711	57,690
Simpson Manufacturing Company, Inc.	1,768	57,018
HUB Group, Inc. — Class A*	1,569	56,530
United Stationers, Inc.	1,814	56,288
Herman Miller, Inc.	2,435	55,908
Atlas Air Worldwide Holdings, Inc.*	1,123	55,263
ABM Industries, Inc.	2,257	54,845
HNI Corp.	1,910	53,003
Geo Group, Inc.*	2,760	52,468
US Airways Group, Inc.*	6,902	52,386
USG Corp.*	3,044	52,357
II-VI, Inc.*	2,202	52,077
Watts Water Technologies, Inc. — Class A	1,277	52,038
JetBlue Airways Corp.*	10,498	51,335
Deluxe Corp.	2,187	51,220
Beacon Roofing Supply, Inc.*	1,953	50,309
Franklin Electric Company, Inc.	990	48,579
Brink’s Co.	1,992	47,549
Mine Safety Appliances Co.	1,153	47,365
Granite Construction, Inc.	1,647	47,335
Raven Industries, Inc.	773	47,161
Werner Enterprises, Inc.	1,868	46,438
Knight Transportation, Inc.	2,603	45,969
Forward Air Corp.	1,248	45,764
GT Advanced Technologies, Inc.*	5,357	44,302
MasTec, Inc.*	2,404	43,488
RBC Bearings, Inc.*	933	43,039
Titan International, Inc.	1,787	42,264
3D Systems Corp.*	1,786	42,042
ESCO Technologies, Inc.	1,132	41,624

	SHARES	VALUE

Swift Transportation Co. — Class A*	3,373	$38,924
Amerco, Inc.	367	38,722
Briggs & Stratton Corp.	2,147	38,496
Kaman Corp.	1,118	37,956
Unifirst Corp.	608	37,422
EnPro Industries, Inc.*	884	36,332
Tennant Co.	815	35,860
Huron Consulting Group, Inc.*	950	35,682
Kaydon Corp.	1,392	35,510
Lindsay Corp.	534	35,389
Dycom Industries, Inc.*	1,497	34,970
TAL International Group, Inc.	941	34,544
Blount International, Inc.*	2,070	34,528
Ceradyne, Inc.	1,052	34,253
Allegiant Travel Co. — Class A*	628	34,226
Knoll, Inc.	2,027	33,729
Korn*	2,003	33,549
McGrath Rentcorp	1,032	33,138
Mobile Mini, Inc.*	1,559	32,926
Orbital Sciences Corp.*	2,484	32,665
Steelcase, Inc. — Class A	3,383	32,477
Cubic Corp.	669	31,630
Interface, Inc. — Class A	2,241	31,262
Astec Industries, Inc.*	853	31,118
Heartland Express, Inc.	2,147	31,046
AAR Corp.	1,684	30,733
Interline Brands, Inc.*	1,421	30,708
TrueBlue, Inc.*	1,712	30,610
Navigant Consulting, Inc.*	2,195	30,532
Wabash National Corp.*	2,921	30,232
Aegion Corp. — Class A*	1,683	30,008
Insperity, Inc.	975	29,874
Rush Enterprises, Inc. — Class A*	1,378	29,241
ACCO Brands Corp.*	2,353	29,201
Universal Forest Products, Inc.	833	28,722
NACCO Industries, Inc. — Class A	246	28,627
Aircastle Ltd.	2,334	28,568
Quanex Building Products Corp.	1,611	28,402
On Assignment, Inc.*	1,576	27,533
Exponent, Inc.*	561	27,220
AZZ, Inc.	527	27,215
G&K Services, Inc. — Class A	793	27,121
Albany International Corp. — Class A	1,181	27,104
SYKES Enterprises, Inc.*	1,694	26,765
American Science & Engineering, Inc.	387	25,948
Generac Holdings, Inc.*	1,056	25,925
Resources Connection, Inc.	1,838	25,824
Team, Inc.*	825	25,534
SkyWest, Inc.	2,252	24,885
Trimas Corp.*	1,085	24,293
CIRCOR International, Inc.	730	24,287
Encore Wire Corp.	786	23,368
H&E Equipment Services, Inc.*	1,220	23,082
Sauer-Danfoss, Inc.	491	23,077
GeoEye, Inc.*	946	22,770
Sun Hydraulics Corp.	854	22,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Mueller Water Products, Inc. — Class A	6,621	$22,048
Altra Holdings, Inc.*	1,133	21,754
Griffon Corp.	2,033	21,753
Badger Meter, Inc.	638	21,686
Standex International Corp.	524	21,584
Trex Company, Inc.*	668	21,429
ICF International, Inc.*	837	21,235
Tutor Perini Corp.*	1,330	20,721
Arkansas Best Corp.	1,082	20,352
DigitalGlobe, Inc.*	1,499	19,997
Tredegar Corp.	1,019	19,962
John Bean Technologies Corp.	1,217	19,715
Gibraltar Industries, Inc.*	1,294	19,604
Seaboard Corp.*	10	19,510
RailAmerica, Inc.*	908	19,486
Higher One Holdings, Inc.*	1,301	19,450
Cascade Corp.	385	19,296
Aerovironment, Inc.*	714	19,142
Gorman-Rupp Co.	648	18,909
Kforce, Inc.*	1,268	18,893
Layne Christensen Co.*	841	18,712
Global Power Equipment Group, Inc.*	666	18,448
Titan Machinery, Inc.*	654	18,443
Primoris Services Corp.	1,138	18,276
Great Lakes Dredge & Dock Corp.	2,508	18,108
Kelly Services, Inc. — Class A	1,132	18,101
GenCorp, Inc.*	2,498	17,736
Comfort Systems USA, Inc.	1,611	17,576
Ennis, Inc.	1,105	17,481
US Ecology, Inc.	777	16,892
Viad Corp.	867	16,846
EnergySolutions, Inc.*	3,394	16,631
Textainer Group Holdings Ltd.	490	16,611
Heidrick & Struggles International, Inc.	754	16,611
Greenbrier Companies, Inc.*	832	16,465
Consolidated Graphics, Inc.*	360	16,290
AAON, Inc.	803	16,213
DXP Enterprises, Inc.*	367	15,961
Apogee Enterprises, Inc.	1,197	15,501
Astronics Corp.*	439	15,347
MYR Group, Inc.*	855	15,270
Accuride Corp.*	1,722	14,964
Commercial Vehicle Group, Inc.*	1,225	14,957
Quad Graphics Inc.	1,072	14,901
Mistras Group, Inc.*	623	14,840
Federal Signal Corp.*	2,644	14,701
Wesco Aircraft Holdings, Inc.*	899	14,564
Marten Transport Ltd.	658	14,522
Standard Parking Corp.*	670	13,735
Spirit Airlines, Inc.*	666	13,367
Columbus McKinnon Corp.*	815	13,276
Air Transport Services Group, Inc.*	2,289	13,253
Celadon Group, Inc.	850	13,218
Powell Industries, Inc.*	374	12,810
InnerWorkings, Inc.*	1,094	12,745
Kadant, Inc.*	528	12,577

	SHARES	VALUE

Dynamic Materials Corp.	568	$11,990
Dolan Co.*	1,298	11,825
CRA International, Inc.*	459	11,576
Saia, Inc.*	676	11,499
PMFG, Inc.*	757	11,363
FreightCar America, Inc.	505	11,357
Hawaiian Holdings, Inc.*	2,137	11,177
GP Strategies Corp.*	631	11,043
Multi-Color Corp.	490	11,030
LB Foster Co. — Class A	383	10,919
Douglas Dynamics, Inc.	791	10,876
Aceto Corp.	1,132	10,743
Capstone Turbine Corp.*	10,472	10,681
CBIZ, Inc.*	1,683	10,637
Houston Wire & Cable Co.	753	10,459
Taser International, Inc.*	2,364	10,260
Ameresco, Inc. — Class A*	755	10,230
Republic Airways Holdings, Inc.*	2,050	10,127
Furmanite Corp.*	1,575	10,112
American Railcar Industries, Inc.*	414	9,733
CDI Corp.	542	9,718
NCI Building Systems, Inc.*	841	9,680
Odyssey Marine Exploration, Inc.*	3,101	9,613
Twin Disc, Inc.	361	9,418
Pacer International, Inc.*	1,483	9,373
CAI International, Inc.*	508	9,235
Kimball International, Inc. — Class B	1,336	9,232
Insteel Industries, Inc.	755	9,173
Graham Corp.	417	9,128
Swisher Hygiene, Inc.*	3,601	8,858
Quality Distribution, Inc.*	641	8,833
Thermon Group Holdings, Inc.*	424	8,671
Alamo Group, Inc.	288	8,657
American Reprographics Co.*	1,575	8,489
Michael Baker Corp.*	355	8,467
Northwest Pipe Co.*	395	8,390
FuelCell Energy, Inc.*	5,305	8,329
Orion Marine Group, Inc.*	1,138	8,228
Builders FirstSource, Inc.*	1,939	8,202
SeaCube Container Leasing Ltd.	473	8,136
Flow International Corp.*	2,011	8,084
Miller Industries, Inc.	475	8,037
Genco Shipping & Trading Ltd.*	1,260	8,013
Cenveo, Inc.*	2,345	7,926
American Superconductor Corp.*	1,898	7,820
Hurco Companies, Inc.*	271	7,656
Kratos Defense & Security Solutions, Inc.*	1,413	7,545
Hudson Highland Group, Inc.*	1,391	7,484
Lydall, Inc.*	733	7,469
Metalico, Inc.*	1,702	7,268
Ampco-Pittsburgh Corp.	361	7,267
RPX Corp.*	428	7,259
LMI Aerospace, Inc.*	395	7,189
American Woodmark Corp.	398	7,164
EnerNOC, Inc.*	991	7,135
Park-Ohio Holdings Corp.*	351	7,038

114 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Sterling Construction Company, Inc.*	700	$6,825
Casella Waste Systems, Inc. — Class A*	1,083	6,747
Roadrunner Transportation Systems, Inc.*	387	6,714
TMS International Corp. — Class A*	552	6,679
Vicor Corp.	825	6,600
Met-Pro Corp.	621	6,558
Preformed Line Products Co.	100	6,550
Zipcar, Inc.*	432	6,398
Schawk, Inc. — Class A	502	6,280
Barrett Business Services, Inc.	316	6,266
KEYW Holding Corp.*	788	6,107
LSI Industries, Inc.	831	6,091
Patriot Transportation Holding, Inc.*	259	6,032
NN, Inc.*	713	5,818
Pike Electric Corp.*	690	5,679
Argan, Inc.	337	5,405
Franklin Covey Co.*	572	5,383
Ducommun, Inc.*	449	5,343
International Shipholding Corp.	231	5,334
Eagle Bulk Shipping, Inc.*	2,653	5,147
Intersections, Inc.	398	5,086
Courier Corp.	437	5,069
PowerSecure International, Inc.*	806	4,884
AT Cross Co. — Class A*	399	4,804
TRC Companies, Inc.*	754	4,607
Energy Recovery, Inc.*	1,947	4,478
VSE Corp.	174	4,317
Chase Corp.	271	4,268
Fuel Tech, Inc.*	777	4,242
A123 Systems, Inc.*	3,757	4,208
Hill International, Inc.*	1,059	4,162
Heritage-Crystal Clean, Inc.*	198	3,950
Excel Maritime Carriers Ltd. — Class A*	1,947	3,894
Universal Truckload Services, Inc.	233	3,509
Coleman Cable, Inc.*	352	3,421
Tecumseh Products Co. — Class A*	786	3,160
Xerium Technologies, Inc.*	473	3,051
Baltic Trading Ltd.	688	2,855
Essex Rental Corp.*	732	2,796
Broadwind Energy, Inc.*	5,945	2,795
Active Power, Inc.*	3,376	2,634
Valence Technology, Inc.*	3,074	2,485
School Specialty, Inc.*	675	2,390
Lawson Products, Inc.	145	2,191
Ultrapetrol Bahamas Ltd.*	907	1,814
Microvision, Inc.*	639	1,744
UniTek Global Services, Inc.*	467	1,574
Omega Flex, Inc.*	120	1,524
Satcon Technology Corp.*	3,839	1,382
Covenant Transportation Group, Inc. — Class A*	345	1,104
Compx International, Inc.	40	556

Total Industrials		8,199,398

	SHARES	VALUE

CONSUMER DISCRETIONARY—10.2%
Ascena Retail Group, Inc.*	2,672	$118,423
Sotheby’s	2,873	113,023
Carter’s, Inc.*	2,098	104,418
Warnaco Group, Inc.*	1,727	100,857
Brunswick Corp.	3,787	97,516
Dana Holding Corp.	6,225	96,487
Tenneco, Inc.*	2,572	95,550
Rent-A-Center, Inc. — Class A	2,503	94,488
Life Time Fitness, Inc.*	1,798	90,924
Domino’s Pizza, Inc.	2,478	89,950
Cinemark Holdings, Inc.	3,961	86,943
Men’s Wearhouse, Inc.	2,197	85,178
Coinstar, Inc.*	1,336	84,902
Six Flags Entertainment Corp.	1,771	82,830
Crocs, Inc.*	3,817	79,851
Wolverine World Wide, Inc.	2,114	78,598
Select Comfort Corp.*	2,370	76,765
Pool Corp.	2,050	76,711
Pier 1 Imports, Inc.*	4,174	75,883
Aeropostale, Inc.*	3,441	74,394
Cheesecake Factory, Inc.*	2,458	72,241
Genesco, Inc.*	991	71,005
Buffalo Wild Wings, Inc.*	778	70,557
Cabela’s, Inc.*	1,841	70,233
Steven Madden Ltd.*	1,613	68,956
Vail Resorts, Inc.	1,533	66,302
HSN, Inc.	1,694	64,423
Hibbett Sports, Inc.*	1,172	63,933
ANN, Inc.*	2,212	63,352
Hillenbrand, Inc.	2,668	61,231
Jos A. Bank Clothiers, Inc.*	1,174	59,181
Express, Inc.*	2,358	58,903
Children’s Place Retail Stores, Inc.*	1,115	57,612
Saks, Inc.*	4,914	57,052
Live Nation Entertainment, Inc.*	6,010	56,494
Buckle, Inc.	1,148	54,989
Cracker Barrel Old Country Store, Inc.	977	54,517
Group 1 Automotive, Inc.	964	54,147
Iconix Brand Group, Inc.*	3,104	53,948
Liz Claiborne, Inc.*	4,032	53,868
Monro Muffler Brake, Inc.	1,295	53,730
Collective Brands, Inc.*	2,626	51,627
BJ’s Restaurants, Inc.*	1,022	51,458
Meredith Corp.	1,548	50,247
Strayer Education, Inc.	519	48,932
Bob Evans Farms, Inc.	1,290	48,659
Gaylord Entertainment Co.*	1,520	46,815
Vitamin Shoppe, Inc.*	1,058	46,774
Penske Automotive Group, Inc.	1,898	46,748
Finish Line, Inc. — Class A	2,198	46,642
Regis Corp.	2,462	45,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Jack in the Box, Inc.*	1,877	$44,992
Helen of Troy Ltd.*	1,317	44,791
Texas Roadhouse, Inc. — Class A	2,673	44,479
Valassis Communications, Inc.*	1,903	43,769
Jones Group, Inc.	3,440	43,206
Arbitron, Inc.	1,153	42,638
Orient-Express Hotels Ltd. — Class A*	4,053	41,341
MDC Holdings, Inc.	1,593	41,084
Office Depot, Inc.*	11,815	40,762
Shuffle Master, Inc.*	2,301	40,497
Cooper Tire & Rubber Co.	2,646	40,272
Peet’s Coffee & Tea, Inc.*	542	39,945
Scholastic Corp.	1,131	39,902
Shutterfly, Inc.*	1,269	39,757
New York Times Co. — Class A*	5,842	39,667
Matthews International Corp. — Class A	1,253	39,645
Sturm Ruger & Company, Inc.	806	39,575
Ryland Group, Inc.	1,889	36,420
National CineMedia, Inc.	2,353	36,001
PF Chang’s China Bistro, Inc.	907	35,845
International Speedway Corp. — Class A	1,253	34,771
GNC Holdings, Inc. — Class A	977	34,088
Asbury Automotive Group, Inc.*	1,243	33,561
PEP Boys-Manny Moe & Jack	2,243	33,466
American Axle & Manufacturing Holdings, Inc.*	2,842	33,280
La-Z-Boy, Inc.*	2,212	33,092
Zumiez, Inc.*	905	32,680
Cato Corp. — Class A	1,180	32,615
DineEquity, Inc.*	657	32,587
Meritor, Inc.*	4,022	32,458
Meritage Homes Corp.*	1,188	32,147
CEC Entertainment, Inc.	840	31,844
Steiner Leisure Ltd.*	641	31,300
Sonic Automotive, Inc. — Class A	1,710	30,626
Pinnacle Entertainment, Inc.*	2,638	30,363
Papa John’s International, Inc.*	798	30,053
True Religion Apparel, Inc.*	1,095	30,003
Churchill Downs, Inc.	534	29,851
Interval Leisure Group, Inc.	1,710	29,754
KB Home	3,280	29,192
Charming Shoppes, Inc.*	4,947	29,187
American Public Education, Inc.*	762	28,956
Scientific Games Corp. — Class A*	2,479	28,905
Ascent Capital Group, Inc. — Class A*	611	28,894
Belo Corp. — Class A	3,947	28,299
Oxford Industries, Inc.	547	27,799
iRobot Corp.*	1,012	27,587
Lions Gate Entertainment Corp.*	1,918	26,699
K12, Inc.*	1,112	26,277
Ethan Allen Interiors, Inc.	1,024	25,928
Ameristar Casinos, Inc.	1,375	25,616
Vera Bradley, Inc.*	841	25,390
Ruby Tuesday, Inc.*	2,774	25,327
American Greetings Corp. — Class A	1,630	25,003
Lumber Liquidators Holdings, Inc.*	982	24,658
Lithia Motors, Inc. — Class A	940	24,628

	SHARES	VALUE

Columbia Sportswear Co.	508	$24,105
Sinclair Broadcast Group, Inc. — Class A	2,150	23,779
Knology, Inc.*	1,284	23,369
Fred’s, Inc. — Class A	1,578	23,055
Dorman Products, Inc.*	448	22,669
Drew Industries, Inc.*	819	22,367
Maidenform Brands, Inc.*	993	22,352
Quiksilver, Inc.*	5,525	22,321
Arctic Cat, Inc.*	518	22,186
Capella Education Co.*	614	22,073
Grand Canyon Education, Inc.*	1,219	21,649
Stage Stores, Inc.	1,328	21,567
OfficeMax, Inc.*	3,651	20,884
Red Robin Gourmet Burgers, Inc.*	554	20,603
Stewart Enterprises, Inc. — Class A	3,350	20,335
Jakks Pacific, Inc.	1,163	20,294
Skechers U.S.A., Inc. — Class A*	1,594	20,276
Sonic Corp.*	2,634	20,229
Standard Pacific Corp.*	4,527	20,190
Coreßßßßß-Mark Holding Company, Inc.	490	20,061
G-III Apparel Group Ltd.*	701	19,922
Smith & Wesson Holding Corp.*	2,567	19,894
Superior Industries International, Inc.	995	19,442
Biglari Holdings, Incß.*	47	18,934
Bridgepoint Education, Inc.*	760	18,810
Rue21, Inc.*	638	18,719
Callaway Golf Co.	2,743	18,543
Fuel Systems Solutions, Inc.*	701	18,338
Boyd Gaming Corp.*	2,333	18,291
Hot Topic, Inc.	1,802	18,290
Krispy Kreme Doughnuts, Inc.*	2,487	18,155
Movado Group, Inc.	739	18,142
AFC Enterprises, Inc.*	1,049	17,791
Modine Manufacturing Co.*	1,984	17,519
Harte-Hanks, Inc.	1,888	17,086
Denny’s Corp.*	4,215	17,029
Blyth, Inc.	226	16,912
Blue Nile, Inc.*	504	16,622
Brown Shoe Company, Inc.	1,783	16,457
Barnes & Noble, Inc.*	1,238	16,404
Bravo Brio Restaurant Group, Inc.*	816	16,287
National Presto Industries, Inc.	207	15,703
America’s Car-Mart, Inc.*	350	15,393
Amerigon, Inc.*	943	15,258
Bebe Stores, Inc.	1,638	15,119
Standard Motor Products, Inc.	837	14,848
Leapfrog Enterprises, Inc. — Class A*	1,770	14,797
Body Central Corp.*	502	14,568
Cost Plus, Inc.*	809	14,481
Cavco Industries, Inc.*	295	13,741
Corinthian Colleges, Inc.*	3,317	13,732
Francesca’s Holdings Corp.*	427	13,497
Wet Seal, Inc. — Class A*	3,857	13,307
EW Scripps Co. — Class A*	1,346	13,285
NutriSystem, Inc.	1,149	12,903
Universal Electronics, Inc.*	643	12,847

116 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Multimedia Games Holding Company, Inc.*	1,148	$12,582
Shoe Carnival, Inc.*	385	12,405
Winnebago Industries, Inc.*	1,241	12,162
Universal Technical Institute, Inc.	920	12,135
MDC Partners, Inc. — Class A	1,067	11,865
Kirkland’s, Inc.*	716	11,585
Fisher Communications, Inc.*	372	11,428
Ruth’s Hospitality Group, Inc.*	1,495	11,347
Stoneridge, Inc.*	1,128	11,156
Central European Media Enterprises
Ltd. — Class A*	1,553	11,026
Town Sports International Holdings, Inc.*	870	10,988
Libbey, Inc.*	841	10,883
Marcus Corp.	867	10,881
PetMed Express, Inc.	864	10,696
Beazer Homes USA, Inc.*	3,246	10,550
VOXX International Corp. — Class A*	772	10,468
Journal Communications, Inc. — Class A*	1,836	10,337
Exide Technologies*	3,294	10,310
World Wrestling Entertainment, Inc. — Class A	1,162	10,307
Caribou Coffee Company, Inc.*	544	10,140
M/I Homes, Inc.*	793	9,801
Perry Ellis International, Inc.*	521	9,727
Speedway Motorsports, Inc.	507	9,471
Conn’s, Inc.*	614	9,425
Rentrak Corp.*	398	9,035
Talbots, Inc.*	2,978	9,023
Haverty Furniture Companies, Inc.	803	8,913
Destination Maternity Corp.	459	8,524
Carrols Restaurant Group, Inc.*	540	8,235
hhgregg, Inc.*	721	8,205
MarineMax, Inc.*	990	8,148
REX American Resources Corp.*	264	8,105
Benihana, Inc. — Class A	613	8,000
Systemax, Inc.*	460	7,756
O’Charleys, Inc.*	788	7,754
Stein Mart, Inc.*	1,169	7,715
Lincoln Educational Services Corp.	967	7,649
Mattress Firm Holding Corp.*	199	7,542
Spartan Motors, Inc.	1,422	7,522
Mac-Gray Corp.	497	7,520
West Marine, Inc.*	623	7,464
Big 5 Sporting Goods Corp.	933	7,315
Citi Trends, Inc.*	638	7,311
Weyco Group, Inc.	302	7,157
McClatchy Co. — Class A*	2,458	7,104
Tuesday Morning Corp.*	1,832	7,035
Steinway Musical Instruments, Inc.*	279	6,975
CSS Industries, Inc.	345	6,714
Entercom Communications Corp. — Class A*	1,032	6,698
Skullcandy, Inc.*	408	6,459
Hovnanian Enterprises, Inc. — Class A*	2,608	6,390
Isle of Capri Casinos, Inc.*	867	6,121
Casual Male Retail Group, Inc.*	1,797	6,038
Teavana Holdings, Inc.*	295	5,817
Jamba, Inc.*	2,810	5,817

	SHARES	VALUE

Winmark Corp.	99	$5,736
Unifi, Inc.*	590	5,699
Cumulus Media, Inc. — Class A*	1,598	5,577
Black Diamond, Inc.*	573	5,306
Kenneth Cole Productions, Inc. — Class A*	319	5,136
LIN TV Corp. — Class A*	1,264	5,119
Red Lion Hotels Corp.*	623	5,115
Saga Communications, Inc. — Class A*	142	5,084
Gordmans Stores, Inc.*	231	5,075
Delta Apparel, Inc.*	301	4,945
Motorcar Parts of America, Inc.*	514	4,945
Luby’s, Inc.*	806	4,892
Bon-Ton Stores, Inc.	525	4,851
Morgans Hotel Group Co.*	941	4,658
K-Swiss, Inc. — Class A*	1,115	4,572
RG Barry Corp.	367	4,477
Outdoor Channel Holdings, Inc.	611	4,466
Lifetime Brands, Inc.	395	4,440
Martha Stewart Living Omnimedia — Class A	1,160	4,420
New York & Company, Inc.*	1,155	4,308
Sealy Corp.*	2,109	4,260
Zale Corp.*	1,360	4,202
Cherokee, Inc.	361	4,112
Ambassadors Group, Inc.	748	4,002
Gray Television, Inc.*	2,114	3,995
Johnson Outdoors, Inc. — Class A*	204	3,896
AH Belo Corp. — Class A	796	3,892
Nexstar Broadcasting Group, Inc. — Class A*	467	3,881
Monarch Casino & Resort, Inc.*	375	3,863
Einstein Noah Restaurant Group, Inc.	250	3,730
Entravision Communications Corp. — Class A	2,134	3,649
Valuevision Media, Inc. — Class A*	1,741	3,604
Coldwater Creek, Inc.*	3,077	3,569
Pacific Sunwear of California, Inc.*	2,021	3,557
Summer Infant, Inc.*	573	3,438
Tower International, Inc.*	279	3,398
1-800-Flowers.com, Inc. — Class A*	1,103	3,342
Build-A-Bear Workshop, Inc. — Class A*	629	3,302
ReachLocal, Inc.*	424	3,023
Global Sources Ltd.*	490	3,018
Furniture Brands International, Inc.*	1,784	2,997
Christopher & Banks Corp.	1,520	2,827
Orbitz Worldwide, Inc.*	894	2,727
Geeknet, Inc.*	184	2,661
Overstock.com, Inc.*	491	2,573
Marine Products Corp.	432	2,570
Crown Media Holdings, Inc. — Class A*	1,484	2,360
National American University Holdings, Inc.	366	2,306
US Auto Parts Network, Inc.*	631	2,278
Skyline Corp.	295	2,257
Shiloh Industries, Inc.	230	2,192
Cambium Learning Group, Inc.*	702	1,860
Digital Domain Media Group, Inc.*	130	740
Value Line, Inc.	49	602
Dial Global, Inc.*	217	506

Total Consumer Discretionary		7,176,290

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

HEALTH CARE - 9.2%
WellCare Health Plans, Inc.*	1,811	$130,176
Salix Pharmaceuticals Ltd.*	2,477	130,042
HMS Holdings Corp.*	3,610	112,668
Cubist Pharmaceuticals, Inc.*	2,556	110,548
athenahealth, Inc.*	1,489	110,365
Cepheid, Inc.*	2,634	110,181
Centene Corp.*	2,128	104,208
Onyx Pharmaceuticals, Inc.*	2,696	101,585
Medivation, Inc.*	1,334	99,676
Medicis Pharmaceutical Corp. — Class A	2,634	99,011
Viropharma, Inc.*	3,015	90,661
Ariad Pharmaceuticals, Inc.*	5,671	90,452
Zoll Medical Corp.*	933	86,423
Questcor Pharmaceuticals, Inc.*	2,259	84,984
Vivus, Inc.*	3,783	84,588
Seattle Genetics, Inc.*	4,107	83,701
HealthSouth Corp.*	4,052	82,985
Owens & Minor, Inc.	2,710	82,411
STERIS Corp.	2,524	79,809
Haemonetics Corp.*	1,094	76,229
Alkermes plc*	4,046	75,053
Incyte Corporation Ltd.*	3,767	72,703
Quality Systems, Inc.	1,650	72,155
Align Technology, Inc.*	2,613	71,987
Impax Laboratories, Inc.*	2,782	68,382
PAREXEL International Corp.*	2,504	67,534
Volcano Corp.*	2,218	62,880
West Pharmaceutical Services, Inc.	1,422	60,478
Par Pharmaceutical Companies, Inc.*	1,536	59,489
Magellan Health Services, Inc.*	1,214	59,255
MAKO Surgical Corp.*	1,367	57,619
Theravance, Inc.*	2,941	57,350
PSS World Medical, Inc.*	2,182	55,292
Pharmacyclics, Inc.*	1,954	54,243
Chemed Corp.	845	52,965
Masimo Corp.*	2,234	52,231
MWI Veterinary Supply, Inc.*	527	46,376
Medicines Co.*	2,297	46,101
Immunogen, Inc.*	3,194	45,962
Jazz Pharmaceuticals plc*	940	45,562
Cyberonics, Inc.*	1,193	45,489
Halozyme Therapeutics, Inc.*	3,506	44,737
Acorda Therapeutics, Inc.*	1,674	44,445
Air Methods Corp.*	476	41,531
Molina Healthcare, Inc.*	1,199	40,322
Neogen Corp.*	990	38,679
Nektar Therapeutics*	4,856	38,460
Auxilium Pharmaceuticals, Inc.*	2,038	37,846
PDL BioPharma, Inc.	5,951	37,789
Luminex Corp.*	1,613	37,664
Insulet Corp.*	1,954	37,400
Amsurg Corp. — Class A*	1,336	37,381
Isis Pharmaceuticals, Inc.*	4,238	37,167
NxStage Medical, Inc.*	1,896	36,536
CONMED Corp.	1,202	35,904

	SHARES	VALUE

Analogic Corp.	524	$35,391
Accretive Health, Inc.*	1,706	34,069
Meridian Bioscience, Inc.	1,750	33,915
InterMune, Inc.*	2,305	33,814
HeartWare International, Inc.*	505	33,173
Dynavax Technologies Corp.*	6,351	32,136
Wright Medical Group, Inc.*	1,660	32,071
Arthrocare Corp.*	1,161	31,173
Hanger Orthopedic Group, Inc.*	1,424	31,129
Endologix, Inc.*	2,080	30,472
Spectrum Pharmaceuticals, Inc.*	2,406	30,388
ABIOMED, Inc.*	1,352	30,001
NuVasive, Inc.*	1,781	29,992
Momenta Pharmaceuticals, Inc.*	1,949	29,859
DexCom, Inc.*	2,849	29,715
Orthofix International N.V.*	771	28,974
Integra LifeSciences Holdings Corp.*	834	28,931
Ironwood Pharmaceuticals, Inc. — Class A*	2,153	28,656
Exelixis, Inc.*	5,477	28,371
Abaxis, Inc.*	956	27,848
Akorn, Inc.*	2,376	27,799
Optimer Pharmaceuticals, Inc.*	1,970	27,383
MedAssets, Inc.*	2,027	26,675
Exact Sciences Corp.*	2,381	26,572
Computer Programs & Systems, Inc.	464	26,225
IPC The Hospitalist Company, Inc.*	701	25,874
NPS Pharmaceuticals, Inc.*	3,660	25,034
ICU Medical, Inc.*	508	24,973
Idenix Pharmaceuticals, Inc.*	2,537	24,837
Bio-Reference Labs, Inc.*	1,048	24,638
Greatbatch, Inc.*	992	24,324
Medidata Solutions, Inc.*	893	23,790
Rigel Pharmaceuticals, Inc.*	2,921	23,514
Team Health Holdings, Inc.*	1,137	23,377
Emeritus Corp.*	1,301	22,976
OraSure Technologies, Inc.*	1,992	22,888
Quidel Corp.*	1,210	22,228
Genomic Health, Inc.*	723	22,131
Merit Medical Systems, Inc.*	1,781	22,120
Opko Health, Inc.*	4,640	21,947
Omnicell, Inc.*	1,410	21,446
Cantel Medical Corp.	844	21,176
Landauer, Inc.	395	20,943
Accuray, Inc.*	2,916	20,587
Invacare Corp.	1,219	20,199
National Healthcare Corp.	439	20,001
Triple-S Management Corp. — Class B*	842	19,450
Achillion Pharmaceuticals, Inc.*	2,021	19,361
Conceptus, Inc.*	1,328	19,097
Arena Pharmaceuticals, Inc.*	6,210	19,065
Kindred Healthcare, Inc.*	2,203	19,034
Ensign Group, Inc.	686	18,632
AVANIR Pharmaceuticals, Inc. — Class A*	5,303	18,136
Amedisys, Inc.*	1,253	18,118
Alnylam Pharmaceuticals, Inc.*	1,594	17,646
Affymax, Inc.*	1,502	17,633

118 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

HealthStream, Inc.*	751	$17,416
Sequenom, Inc.*	4,229	17,212
Neurocrine Biosciences, Inc.*	2,124	16,928
Metropolitan Health Networks, Inc.*	1,796	16,829
Emergent Biosolutions, Inc.*	1,034	16,544
AVEO Pharmaceuticals, Inc.*	1,328	16,480
Staar Surgical Co.*	1,513	16,386
eResearchTechnology, Inc.*	2,089	16,336
Arqule, Inc.*	2,276	15,955
Hi-Tech Pharmacal Company, Inc.*	439	15,773
Ardea Biosciences, Inc.*	724	15,754
Curis, Inc.*	3,247	15,651
PharMerica Corp.*	1,252	15,562
Sunrise Senior Living, Inc.*	2,448	15,471
MModal, Inc.*	1,417	14,949
Universal American Corp.	1,380	14,876
Natus Medical, Inc.*	1,236	14,745
Atrion Corp.	70	14,715
Spectranetics Corp.*	1,412	14,685
Keryx Biopharmaceuticals, Inc.*	2,946	14,671
Select Medical Holdings Corp.*	1,903	14,634
AMAG Pharmaceuticals, Inc.*	902	14,369
Depomed, Inc.*	2,285	14,304
ExamWorks Group, Inc.*	1,141	14,171
Assisted Living Concepts, Inc. — Class A	835	13,869
Merge Healthcare, Inc.*	2,358	13,794
Raptor Pharmaceutical Corp.*	2,008	13,574
Lexicon Pharmaceuticals, Inc.*	7,284	13,548
ZIOPHARM Oncology, Inc.*	2,496	13,478
Ligand Pharmaceuticals, Inc. — Class B*	841	13,414
MAP Pharmaceuticals, Inc.*	933	13,398
Santarus, Inc.*	2,265	13,250
Navidea Biopharmaceuticals, Inc.*	4,030	13,218
AngioDynamics, Inc.*	1,054	12,912
Affymetrix, Inc.*	2,995	12,789
Vanguard Health Systems, Inc.*	1,297	12,788
LHC Group, Inc.*	674	12,489
Progenics Pharmaceuticals, Inc.*	1,247	12,345
ISTA Pharmaceuticals, Inc.*	1,357	12,227
Antares Pharma, Inc.*	3,736	12,067
BioScrip, Inc.*	1,729	11,740
US Physical Therapy, Inc.	503	11,594
Tornier N.V.*	449	11,539
Gentiva Health Services, Inc.*	1,299	11,353
Unilife Corp.*	2,709	10,999
Enzon Pharmaceuticals, Inc.*	1,605	10,978
Sangamo Biosciences, Inc.*	2,231	10,932
Symmetry Medical, Inc.*	1,544	10,916
Capital Senior Living Corp.*	1,170	10,811
Cell Therapeutics, Inc.*	8,258	10,735
Transcend Services, Inc.*	364	10,683
Healthways, Inc.*	1,449	10,665
Kensey Nash Corp.	361	10,563
Obagi Medical Products, Inc.*	786	10,532
Vical, Inc.*	3,075	10,455
Corvel Corp.*	262	10,451

	SHARES	VALUE

IRIS International, Inc.*	761	$10,281
AMN Healthcare Services, Inc.*	1,685	10,211
Immunomedics, Inc.*	2,800	10,164
SurModics, Inc.*	654	10,052
Furiex Pharmaceuticals, Inc.*	418	9,877
Infinity Pharmaceuticals, Inc.*	817	9,771
Clovis Oncology, Inc.*	377	9,595
Celldex Therapeutics, Inc.*	1,879	9,564
Sciclone Pharmaceuticals, Inc.*	1,473	9,295
Geron Corp.*	5,493	9,283
Almost Family, Inc.*	347	9,025
AVI BioPharma, Inc.*	5,769	8,884
Cambrex Corp.*	1,253	8,758
RTI Biologics, Inc.*	2,336	8,643
Providence Service Corp.*	552	8,562
Array Biopharma, Inc.*	2,454	8,368
Cerus Corp.*	2,029	8,157
MannKind Corp.*	3,301	8,153
Solta Medical, Inc.*	2,585	7,833
Vascular Solutions, Inc.*	724	7,812
Oncothyreon, Inc.*	1,770	7,717
Cadence Pharmaceuticals, Inc.*	2,047	7,574
Palomar Medical Technologies, Inc.*	806	7,528
Young Innovations, Inc.	239	7,390
Sun Healthcare Group, Inc.*	1,068	7,305
Cynosure, Inc. — Class A*	400	7,144
Corcept Therapeutics, Inc.*	1,750	6,878
Maxygen, Inc.*	1,197	6,871
XenoPort, Inc.*	1,507	6,782
Pozen, Inc.*	1,128	6,768
Nymox Pharmaceutical Corp.*	823	6,617
Savient Pharmaceuticals, Inc.*	3,026	6,597
Dyax Corp.*	4,202	6,555
Rockwell Medical Technologies, Inc.*	687	6,499
Dusa Pharmaceuticals, Inc.*	1,028	6,435
Delcath Systems, Inc.*	2,047	6,428
Skilled Healthcare Group, Inc. — Class A*	825	6,320
CryoLife, Inc.*	1,188	6,261
Synergetics USA, Inc.*	943	6,130
Five Star Quality Care, Inc.*	1,781	6,073
Targacept, Inc.*	1,171	5,996
AtriCure, Inc.*	601	5,980
Hansen Medical, Inc.*	1,993	5,979
BioCryst Pharmaceuticals, Inc.*	1,232	5,951
Cross Country Healthcare, Inc.*	1,181	5,917
Chelsea Therapeutics International Ltd.*	2,292	5,868
Vanda Pharmaceuticals, Inc.*	1,197	5,734
Exactech, Inc.*	361	5,722
Orexigen Therapeutics, Inc.*	1,377	5,646
Cardiovascular Systems, Inc.*	610	5,643
Pain Therapeutics, Inc.*	1,568	5,629
Medtox Scientific, Inc.*	326	5,496
Aegerion Pharmaceuticals, Inc.*	393	5,435
Alphatec Holdings, Inc.*	2,293	5,434
Cytori Therapeutics, Inc.*	2,163	5,386
OncoGenex Pharmaceutical, Inc.*	404	5,369

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE

Novavax, Inc.*	4,092	$5,156
Sagent Pharmaceuticals, Inc.*	280	5,004
Allos Therapeutics, Inc.*	3,351	4,959
Pacific Biosciences of California, Inc.*	1,448	4,952
SIGA Technologies, Inc.*	1,465	4,922
Biotime, Inc.*	1,056	4,657
Chindex International, Inc.*	480	4,560
Astex Pharmaceuticals*	2,405	4,473
Enzo Biochem, Inc.*	1,626	4,374
Synta Pharmaceuticals Corp.*	1,005	4,372
Fluidigm Corp.*	271	4,263
RadNet, Inc.*	1,301	4,137
Metabolix, Inc.*	1,448	4,098
Sucampo Pharmaceuticals, Inc. — Class A*	542	4,038
Medical Action Industries, Inc.*	701	4,010
Harvard Bioscience, Inc.*	977	3,830
Insmed, Inc.*	1,052	3,819
Zalicus, Inc.*	3,171	3,805
Codexis, Inc.*	1,035	3,778
Endocyte, Inc.*	729	3,630
Osiris Therapeutics, Inc.*	706	3,615
GTx, Inc.*	930	3,581
Amicus Therapeutics, Inc.*	674	3,559
Biolase Technology, Inc.*	1,302	3,529
Sunesis Pharmaceuticals, Inc.*	1,205	3,458
Nabi Biopharmaceuticals*	1,827	3,398
Pacira Pharmaceuticals, Inc.*	292	3,370
Biospecifics Technologies Corp.*	209	3,306
CardioNet, Inc.*	1,034	3,185
Biosante Pharmaceuticals, Inc.*	4,661	3,169
National Research Corp.	70	3,006
Cleveland Biolabs, Inc.*	1,203	2,959
Lannett Company, Inc.*	690	2,877
KV Pharmaceutical Co. — Class A*	2,179	2,876
Ampio Pharmaceuticals, Inc.*	842	2,871
Durect Corp.*	3,441	2,753
Anacor Pharmaceuticals, Inc.*	455	2,680
PharmAthene, Inc.*	1,512	2,676
Uroplasty, Inc.*	884	2,661
Albany Molecular Research, Inc.*	933	2,519
Bacterin International Holdings, Inc.*	1,016	2,459
Epocrates, Inc.*	273	2,342
Transcept Pharmaceuticals, Inc.*	216	2,272
Columbia Laboratories, Inc.*	3,105	2,205
BG Medicine, Inc.*	314	2,204
NewLink Genetics Corp.*	230	2,105
Cornerstone Therapeutics, Inc.*	345	2,056
BioMimetic Therapeutics, Inc.*	819	2,023
Anthera Pharmaceuticals, Inc.*	895	1,978
Peregrine Pharmaceuticals, Inc.*	3,381	1,826
Trius Therapeutics, Inc.*	321	1,717
Zogenix, Inc.*	835	1,670
Alimera Sciences, Inc.*	476	1,609
Zeltiq Aesthetics, Inc.*	258	1,592
Acura Pharmaceuticals, Inc.*	459	1,588
Alliance HealthCare Services, Inc.*	1,032	1,548

	SHARES	VALUE

Pernix Therapeutics Holdings*	154	$1,386
Complete Genomics, Inc.*	443	1,249
DynaVox, Inc. — Class A*	398	1,226
Stereotaxis, Inc.*	1,879	1,221
Horizon Pharma, Inc.*	199	824
Neostem, Inc.*	2,092	790

Total Health Care		6,500,219

ENERGY— 4.6%
World Fuel Services Corp.	3,017	123,697
Energy XXI Bermuda Ltd.*	3,200	115,553
Rosetta Resources, Inc.*	2,257	110,051
Kodiak Oil & Gas Corp.*	10,686	106,433
Lufkin Industries, Inc.	1,295	104,441
Berry Petroleum Co. — Class A	2,188	103,120
CVR Energy, Inc.*	3,741	100,072
Dril-Quip, Inc.*	1,465	95,254
Key Energy Services, Inc.*	5,311	82,055
Helix Energy Solutions Group, Inc.*	4,519	80,438
Oasis Petroleum, Inc.*	2,534	78,123
Bristow Group, Inc.	1,546	73,791
Golar LNG Ltd.	1,697	64,570
Stone Energy Corp.*	2,083	59,553
Gulfport Energy Corp.*	1,921	55,940
Northern Oil and Gas, Inc.*	2,686	55,708
Hornbeck Offshore Services, Inc.*	1,279	53,756
Cheniere Energy, Inc.*	3,557	53,284
Swift Energy Co.*	1,805	52,399
Bill Barrett Corp.*	2,006	52,176
SemGroup Corp. — Class A*	1,768	51,520
Carrizo Oil & Gas, Inc.*	1,653	46,714
Gulfmark Offshore, Inc. — Class A*	1,006	46,236
Clean Energy Fuels Corp.*	2,110	44,901
McMoRan Exploration Co.*	4,179	44,715
Western Refining, Inc.	2,250	42,345
Cloud Peak Energy, Inc.*	2,593	41,306
Approach Resources, Inc.*	1,096	40,497
Petroleum Development Corp.*	993	36,830
ION Geophysical Corp.*	5,594	36,081
Exterran Holdings, Inc.*	2,718	35,850
Comstock Resources, Inc.*	2,029	32,119
Nordic American Tankers Ltd.	2,015	31,998
Targa Resources Corp.	695	31,588
Newpark Resources, Inc.*	3,845	31,491
W&T Offshore, Inc.	1,481	31,219
Tetra Technologies, Inc.*	3,269	30,794
Contango Oil & Gas Co.*	518	30,515
Magnum Hunter Resources Corp.*	4,741	30,390
Parker Drilling Co.*	4,968	29,659
Ship Finance International Ltd.	1,913	29,269
GeoResources, Inc.*	847	27,731
Apco Oil and Gas International, Inc.	385	26,245
Crosstex Energy, Inc.	1,733	24,505
Patriot Coal Corp.*	3,890	24,274
Hercules Offshore, Inc.*	4,903	23,191
Pioneer Drilling Co.*	2,624	23,091
Resolute Energy Corp.*	1,964	22,350

120 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE
Goodrich Petroleum Corp.*	1,102	$20,960
Vaalco Energy, Inc.*	2,174	20,544
Energy Partners Ltd.*	1,231	20,447
Clayton Williams Energy, Inc.*	256	20,337
Rentech, Inc.*	9,489	19,737
OYO Geospace Corp.*	184	19,381
Endeavour International Corp.*	1,579	18,711
Heckmann Corp.*	4,240	18,274
Tesco Corp.*	1,287	18,263
Gulf Island Fabrication, Inc.	608	17,796
Basic Energy Services, Inc.*	1,022	17,732
BPZ Resources, Inc.*	4,350	17,531
Frontline Ltd.	2,198	16,903
Rex Energy Corp.*	1,498	15,999
Matrix Service Co.*	1,122	15,719
Petroquest Energy, Inc.*	2,382	14,625
Overseas Shipholding Group, Inc.	1,134	14,322
ATP Oil & Gas Corp.*	1,893	13,914
Venoco, Inc.*	1,260	13,658
Knightsbridge Tankers Ltd.	933	13,417
Cal Dive International, Inc.*	4,055	13,382
PHI, Inc.*	552	12,779
Triangle Petroleum Corp.*	1,834	12,655
Uranium Energy Corp.*	3,198	12,472
FX Energy, Inc.*	2,229	12,126
Vantage Drilling Co.*	7,438	11,901
Dawson Geophysical Co.*	333	11,439
Mitcham Industries, Inc.*	504	11,320
Teekay Tankers Ltd. — Class A	1,833	11,126
Abraxas Petroleum Corp.*	3,500	10,920
Callon Petroleum Co.*	1,665	10,473
Harvest Natural Resources, Inc.*	1,446	10,238
Warren Resources, Inc.*	3,044	9,923
Delek US Holdings, Inc.	608	9,430
C&J Energy Services, Inc.*	504	8,966
Penn Virginia Corp.	1,946	8,854
Scorpio Tankers, Inc.*	1,249	8,818
Hyperdynamics Corp.*	6,653	8,582
Green Plains Renewable Energy, Inc.*	794	8,567
Panhandle Oil and Gas, Inc. — Class A	289	8,520
Global Geophysical Services, Inc.*	772	8,191
James River Coal Co.*	1,518	7,772
Gastar Exploration Ltd.*	2,473	7,394
Uranerz Energy Corp.*	2,748	6,925
Natural Gas Services Group, Inc.*	518	6,838
Solazyme, Inc.*	467	6,832
Evolution Petroleum Corp.*	688	6,398
Miller Energy Resources, Inc.*	1,319	5,566
Willbros Group, Inc.*	1,660	5,378
Ur-Energy, Inc.*	4,403	5,372
USEC, Inc.*	4,947	5,244
KiOR, Inc. — Class A*	378	5,054
Voyager Oil & Gas, Inc.*	2,003	4,867
Westmoreland Coal Co.*	418	4,669
RigNet, Inc.*	248	4,347
Alon USA Energy, Inc.	474	4,290
Amyris, Inc.*	755	3,911

	SHARES	VALUE
Isramco, Inc.*	44	$3,844
Crimson Exploration, Inc.*	925	3,839
Houston American Energy Corp.*	708	3,696
Syntroleum Corp.*	3,758	3,626
Uranium Resources, Inc.*	3,959	3,602
Union Drilling, Inc.*	638	3,547
Zion Oil & Gas, Inc.*	1,298	3,427
GMX Resources, Inc.*	2,540	3,226
DHT Holdings, Inc.	2,743	2,633
CAMAC Energy, Inc.*	2,499	2,499
L&L Energy, Inc.*	950	2,328
Gevo, Inc.*	250	2,298
Hallador Energy Co.	194	1,715
Geokinetics, Inc.*	478	841

Total Energy		3,268,768

MATERIALS—3.4%
Coeur d’Alene Mines Corp.*	3,817	90,615
Sensient Technologies Corp.	2,128	80,863
Olin Corp.	3,394	73,819
NewMarket Corp.	377	70,650
Chemtura Corp.*	4,104	69,686
HB Fuller Co.	2,106	69,140
Eagle Materials, Inc.	1,896	65,885
Stillwater Mining Co.*	4,851	61,317
Buckeye Technologies, Inc.	1,686	57,273
PolyOne Corp.	3,973	57,211
Hecla Mining Co.	11,885	54,909
Louisiana-Pacific Corp.*	5,630	52,640
Minerals Technologies, Inc.	780	51,020
Georgia Gulf Corp.*	1,449	50,541
Schweitzer-Mauduit International, Inc.	683	47,168
Innophos Holdings, Inc.	926	46,411
Thompson Creek Metals Company, Inc.*	6,504	43,967
Worthington Industries, Inc.	2,288	43,885
Globe Specialty Metals, Inc.	2,683	39,896
Graphic Packaging Holding Co.*	6,811	37,596
Calgon Carbon Corp.*	2,400	37,464
Balchem Corp.	1,228	37,147
SunCoke Energy, Inc.*	2,603	36,989
OM Group, Inc.*	1,319	36,286
Kraton Performance Polymers, Inc.*	1,357	36,055
A. Schulman, Inc.	1,311	35,423
Koppers Holdings, Inc.	882	34,010
Texas Industries, Inc.	967	33,855
Haynes International, Inc.	518	32,815
KapStone Paper and Packaging Corp.*	1,660	32,702
Kaiser Aluminum Corp.	685	32,373
Clearwater Paper Corp.*	974	32,347
Boise, Inc.	3,893	31,962
Innospec, Inc.*	998	30,319
LSB Industries, Inc.*	779	30,319
AMCOL International Corp.	1,028	30,316
Stepan Co.	345	30,291
RTI International Metals, Inc.*	1,287	29,678
Gold Resource Corp.	1,205	29,294
PH Glatfelter Co.	1,856	29,288

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE
Deltic Timber Corp.	461	$29,177
Flotek Industries, Inc.*	2,128	25,579
TPC Group, Inc.*	558	24,669
Materion Corp.*	858	24,650
Ferro Corp.*	3,686	21,895
Quaker Chemical Corp.	537	21,185
Horsehead Holding Corp.*	1,859	21,174
American Vanguard Corp.	948	20,562
Golden Star Resources Ltd.*	11,008	20,474
McEwen Mining, Inc.*	4,489	19,931
Wausau Paper Corp.	2,093	19,632
Century Aluminum Co.*	2,195	19,492
Myers Industries, Inc.	1,271	18,748
Neenah Paper, Inc.	628	18,677
Jaguar Mining, Inc.*	3,592	16,775
Hawkins, Inc.	367	13,652
Zep, Inc.	931	13,406
Zoltek Companies, Inc.*	1,171	13,256
Omnova Solutions, Inc.*	1,930	13,028
Universal Stainless & Alloy*	303	12,944
Paramount Gold and Silver Corp.*	4,989	11,275
Headwaters, Inc.*	2,587	10,814
Golden Minerals Co.*	1,191	10,040
Zagg, Inc.*	942	10,013
Noranda Aluminum Holding Corp.	967	9,641
General Moly, Inc.*	2,873	9,625
Vista Gold Corp.*	3,029	9,511
Olympic Steel, Inc.	387	9,288
AM Castle & Co.*	714	9,032
FutureFuel Corp.	793	8,707
Landec Corp.*	1,129	7,372
Metals USA Holdings Corp.*	491	7,075
United States Lime & Minerals, Inc.*	110	6,588
AEP Industries, Inc.*	188	6,544
Spartech Corp.*	1,311	6,398
STR Holdings, Inc.*	1,287	6,229
KMG Chemicals, Inc.	302	5,451
Midway Gold Corp.*	3,650	5,220
Senomyx, Inc.*	1,671	4,579
Revett Minerals, Inc.*	1,067	4,460
NL Industries, Inc.	285	4,247
Handy & Harman Ltd.*	248	3,581
US Energy Corp.*	1,038	3,280
Verso Paper Corp.*	641	1,205

Total Materials		2,382,506

CONSUMER STAPLES—2.6%
Nu Skin Enterprises, Inc. — Class A	2,332	135,047
United Natural Foods, Inc.*	2,058	96,027
TreeHouse Foods, Inc.*	1,517	90,263
Casey’s General Stores, Inc.	1,617	89,680
Darling International, Inc.*	4,983	86,803
Harris Teeter Supermarkets, Inc.*	2,093	83,929
Hain Celestial Group, Inc.*	1,518	66,504
Fresh Market, Inc.*	1,197	57,396
Pricesmart, Inc.	761	55,408
Lancaster Colony Corp.	793	52,703

	SHARES	VALUE
Snyders-Lance, Inc.	2,009	$51,933
Sanderson Farms, Inc.	946	50,166
B&G Foods, Inc. — Class A	2,044	46,010
Universal Corp.	984	45,855
Rite Aid Corp.*	25,095	43,665
Andersons, Inc.	796	38,757
Prestige Brands Holdings, Inc.*	2,140	37,407
Boston Beer Company, Inc. — Class A*	348	37,163
Vector Group Ltd.	2,050	36,326
Elizabeth Arden, Inc.*	1,038	36,309
Fresh Del Monte Produce, Inc.	1,551	35,425
J&J Snack Foods Corp.	609	31,948
WD-40 Co.	667	30,249
Spectrum Brands Holdings, Inc.*	714	24,961
Tootsie Roll Industries, Inc.	1,043	23,900
Cal-Maine Foods, Inc.	605	23,147
Diamond Foods, Inc.	933	21,291
Weis Markets, Inc.	467	20,361
Pilgrim’s Pride Corp.*	2,529	18,866
Spartan Stores, Inc.	964	17,468
Central Garden and Pet Co. — Class A*	1,781	17,151
Chiquita Brands International, Inc.*	1,933	16,991
Smart Balance, Inc.*	2,535	16,756
Central European Distribution Corp.*	3,097	15,826
Dole Food Company, Inc.*	1,519	15,160
Star Scientific, Inc.*	4,555	14,940
Nash Finch Co.	508	14,437
Alliance One International, Inc.*	3,705	13,968
Calavo Growers, Inc.	497	13,310
Pantry, Inc.*	984	12,802
Coca-Cola Bottling Company Consolidated	190	11,920
Inter Parfums, Inc.	681	10,685
Medifast, Inc.*	588	10,266
USANA Health Sciences, Inc.*	275	10,266
Seneca Foods Corp. — Class A*	389	10,246
Chefs’ Warehouse, Inc.*	438	10,135
Susser Holdings Corp.*	393	10,088
Ingles Markets, Inc. — Class A	541	9,543
Village Super Market, Inc. — Class A	268	8,466
Revlon, Inc. — Class A*	457	7,883
National Beverage Corp.*	473	7,587
Nature’s Sunshine Products, Inc.*	473	7,577
Omega Protein Corp.*	827	6,293
Schiff Nutrition International, Inc.*	510	6,268
Nutraceutical International Corp.*	385	5,606
Limoneira Co.	329	5,557
Oil-Dri Corporation of America	208	4,428
Synutra International, Inc.*	741	4,357
Female Health Co.	786	4,260
Arden Group, Inc. — Class A	40	3,636
Alico, Inc.	148	3,420
Craft Brew Alliance, Inc.*	439	3,363
Farmer Brothers Co.*	285	3,104
MGP Ingredients, Inc.	517	2,781
Griffin Land & Nurseries, Inc.	99	2,615
Imperial Sugar Co.	521	2,443

122 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
RUSSELL 2000® FUND

	SHARES	VALUE
Harbinger Group, Inc.*	387	$2,005
Lifeway Foods, Inc.*	200	1,850
Primo Water Corp.*	623	1,215

Total Consumer Staples		1,814,171

UTILITIES—2.4%
Cleco Corp.	2,600	103,089
Piedmont Natural Gas Company, Inc.	3,054	94,887
WGL Holdings, Inc.	2,177	88,604
IDACORP, Inc.	2,114	86,927
Southwest Gas Corp.	1,954	83,514
Portland General Electric Co.	3,203	80,011
New Jersey Resources Corp.	1,758	78,354
UIL Holdings Corp.	2,154	74,873
Atlantic Power Corp.	4,627	64,038
South Jersey Industries, Inc.	1,274	63,751
Avista Corp.	2,458	62,876
PNM Resources, Inc.	3,393	62,092
El Paso Electric Co.	1,797	58,385
Unisource Energy Corp.	1,559	57,013
Black Hills Corp.	1,681	56,364
Allete, Inc.	1,350	56,012
NorthWestern Corp.	1,543	54,715
Northwest Natural Gas Co.	1,132	51,393
CH Energy Group, Inc.	666	44,442
MGE Energy, Inc.	982	43,591
Laclede Group, Inc.	957	37,342
Empire District Electric Co.	1,778	36,182
Otter Tail Corp.	1,533	33,266
California Water Service Group	1,778	32,377
American States Water Co.	792	28,623
Central Vermont Public Service Corp.	570	20,064
Chesapeake Utilities Corp.	398	16,366
Ormat Technologies, Inc.	766	15,435
SJW Corp.	599	14,448
Middlesex Water Co.	666	12,581
Unitil Corp.	459	12,315
Connecticut Water Service, Inc.	367	10,382
York Water Co.	540	9,342
Artesian Resources Corp. — Class A	311	5,844
Genie Energy Ltd. — Class B	591	5,715
Consolidated Water Company Ltd.	617	4,880
Cadiz, Inc.*	504	4,637
Dynegy, Inc. — Class A*	4,384	2,455

Total Utilities		1,667,185

TELECOMMUNICATION SERVICES—0.6%
AboveNet, Inc.*	990	81,973
Cogent Communications Group, Inc.*	1,954	37,282
Cincinnati Bell, Inc.*	8,465	34,028
Leap Wireless International, Inc.*	2,596	22,663
Consolidated Communications Holdings, Inc.	1,118	21,946
Premiere Global Services, Inc.*	2,221	20,078
Pendrell Corp.*	6,433	16,790
Neutral Tandem, Inc.*	1,340	16,335
Iridium Communications, Inc.*	1,853	16,232
General Communication, Inc. — Class A*	1,768	15,417
Atlantic Tele-Network, Inc.	402	14,617

	SHARES	VALUE
SureWest Communications	601	$13,553
NTELOS Holdings Corp.	642	13,289
USA Mobility, Inc.	944	13,150
Vonage Holdings Corp.*	5,906	13,052
Shenandoah Telecommunications Co.	1,010	11,262
8x8, Inc.*	2,646	11,113
Cbeyond, Inc.*	1,189	9,512
Towerstream Corp.*	1,807	8,583
inContact, Inc.*	1,299	7,248
Lumos Networks Corp.	642	6,908
HickoryTech Corp.	573	5,925
Alaska Communications Systems Group, Inc.	1,922	5,920
ORBCOMM, Inc.*	1,473	5,671
IDT Corp. — Class B	591	5,520
Fairpoint Communications, Inc.*	914	3,437
Globalstar, Inc.*	4,322	3,025
Boingo Wireless, Inc.*	248	3,001

Total Telecommunication Services		437,530

Total Common Stocks (Cost $46,938,923)		51,571,939

WARRANTS††—0.0%
Magnum Hunter Resources Corp. $10.50, 10/14/13	17	—

Total Warrants (Cost $—)		—

RIGHTS††—0.0%
DHT Holdings, Inc. Expires 05/01/12	2,743	713

Total Rights (Cost $549)		713

	FACE AMOUNT

REPURCHASE AGREEMENTS††,1—30.7%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$13,124,625	13,124,625
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	3,838,656	3,838,656
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	3,692,605	3,692,605
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	981,453	981,453

Total Repurchase Agreements (Cost $21,637,339)		21,637,339

Total Investments — 104.0% (Cost $68,576,811)		$73,209,991

Other Assets & Liabilities, net — (4.0)%		(2,808,066)

Total Net Assets — 100.0%		$70,401,925

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
RUSSELL 2000® FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
June 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $3,390,700)	41	$34,348

	UNITS
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2012 Russell 2000 Index Swap, Terminating 04/27/12[3] (Notional Value $196,524)	237	$(3,654)
Morgan Stanley Capital Services, Inc. April 2012 Russell 2000 Index Swap, Terminating 04/30/12[3] (Notional Value $489,111)	589	(5,453)
Barclays Bank plc April 2012 Russell 2000 Index Swap, Terminating 04/30/12[3] (Notional Value $3,152,692)	3,797	(7,190)
Credit Suisse Capital, LLC April 2012 Russell 2000 Index Swap, Terminating 04/30/12[3] (Notional Value $11,824,297)	14,241	(27,094)

(Total Notional Value $15,662,624)		$(43,391)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

124 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012
ASSETS:
Investments, at value (cost $46,939,472)	$51,572,652
Repurchase agreements, at value (cost $21,637,339)	21,637,339

Total investments (cost $68,576,811)	73,209,991
Foreign currency, at value (cost $448)	448
Segregated cash with broker	304,072
Cash	1,185
Receivables:
Dividends	64,277
Fund shares sold	49,701
Interest	13

Total assets	73,629,687

LIABILITIES:
Unrealized depreciation on swap agreements	43,391
Payable for:
Fund shares redeemed	3,030,455
Management fees	46,622
Distribution and service fees	19,595
Transfer agent and administrative fees	15,541
Variation margin	15,029
Swap settlement	6,283
Portfolio accounting fees	6,216
Miscellaneous	44,630

Total liabilities	3,227,762

NET ASSETS	$70,401,925

NET ASSETS CONSIST OF:
Paid in capital	$70,011,239
Accumulated net investment loss	(153,610)
Accumulated net realized loss on investments	(4,079,843)
Net unrealized appreciation on investments	4,624,139

Net assets	$70,401,925

A-CLASS:
Net assets	$669,632
Capital shares outstanding	23,745
Net asset value per share	$28.20

Maximum offering price per share (Net asset value divided by 95.25%)	$29.61

C-CLASS:
Net assets	$6,285,177
Capital shares outstanding	233,669
Net asset value per share	$26.90

H-CLASS:
Net assets	$63,447,116
Capital shares outstanding	2,252,760
Net asset value per share	$28.16

STATEMENT OF OPERATIONS

Year Ended March 31, 2012
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $188)	$308,659
Interest	9,902

Total investment income	318,561

EXPENSES:
Management fees	335,617
Transfer agent and administrative fees	111,873
Distribution and service fees:
A-Class	12,215
C-Class	61,116
H-Class	84,379
Portfolio accounting fees	44,749
Licensing fees	41,548
Custodian fees	11,662
Trustees’ fees*	2,038
Miscellaneous	46,883

Total expenses	752,080

Net investment loss	(433,519)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	563,240
Swap agreements	2,128,755
Futures contracts	3,611,956
Foreign currency	5
Realized gain distributions received from investment company shares	977

Net realized gain	6,304,933

Net change in unrealized appreciation (depreciation) on:
Investments	3,497,647
Swap agreements	(356,409)
Futures contracts	(278,882)
Foreign currency	2

Net change in unrealized appreciation (depreciation)	2,862,358

Net realized and unrealized gain	9,167,291

Net increase in net assets resulting from operations	$8,733,772

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 125

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(433,519)	$(292,419)
Net realized gain on investments	6,304,933	3,070,540
Net change in unrealized appreciation (depreciation) on investments	2,862,358	(810,396)

Net increase in net assets resulting from operations	8,733,772	1,967,725

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	35,603,617	3,318,909
C-Class	83,457,886	92,851,121
H-Class	364,847,623	378,981,182
COST OF SHARES REDEEMED
A-Class	(38,744,977)	(4,088,188)
C-Class	(84,349,313)	(89,838,530)
H-Class	(339,357,813)	(379,943,686)

Net increase from capital share transactions	21,457,023	1,280,808

Net increase in net assets	30,190,795	3,248,533

NET ASSETS:
Beginning of year	40,211,130	36,962,597

End of year	$70,401,925	$40,211,130

Accumulated net investment loss at end of year	$(153,610)	$(1,263)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	1,467,841	147,548
C-Class	3,373,536	4,000,710
H-Class	14,071,385	15,599,483
Shares redeemed
A-Class	(1,470,535)	(178,309)
C-Class	(3,397,242)	(3,871,654)
H-Class	(12,954,131)	(15,893,726)

Net increase (decrease) in shares	1,090,854	(195,948)

126 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$28.54	$22.96	$14.31	$23.57	$27.64

Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.24)	(.15)	(.02)	.34
Net gain (loss) on investments (realized and unrealized)	(.11)	5.82	8.80	(9.24)	(4.21)

Total from investment operations	(.34)	5.58	8.65	(9.26)	(3.87)

Less distributions from:
Net investment income	—	—	—	—	(.20)

Total distributions	—	—	—	—	(.20)

Net asset value, end of period	$28.20	$28.54	$22.96	$14.31	$23.57

Total Return[b]	(1.19)%	24.30%	60.45%	(39.29)%	(14.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$670	$755	$1,313	$2,309	$909

Ratios to average net assets:
Net investment income (loss)	(0.89%)	(1.01%)	(0.81%)	(0.13%)	1.26%
Total expenses	1.58%	1.56%	1.57%	1.56%	1.51%

Portfolio turnover rate	121%	284%	370%	485%	535%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.46	$22.29	$14.00	$23.28	$27.48

Income (loss) from investment operations:
Net investment income (loss)[a]	(.46)	(.47)	(.34)	(.15)	.23
Net gain (loss) on investments (realized and unrealized)	(.10)	5.64	8.63	(9.13)	(4.23)

Total from investment operations	(.56)	5.17	8.29	(9.28)	(4.00)

Less distributions from:
Net investment income	—	—	—	—	(.20)

Total distributions	—	—	—	—	(.20)

Net asset value, end of period	$26.90	$27.46	$22.29	$14.00	$23.28

Total Return[b]	(2.04)%	23.25%	59.21%	(39.86)%	(14.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,285	$7,068	$2,860	$2,123	$678

Ratios to average net assets:
Net investment income (loss)	(1.83)%	(1.87)%	(1.56)%	(0.82)%	0.85%
Total expenses	2.34%	2.31%	2.30%	2.29%	2.27%

Portfolio turnover rate	121%	284%	370%	485%	535%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 127

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$28.52	$22.93	$14.31	$23.57	$27.64

Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.27)	(.16)	(.02)	.51
Net gain (loss) on investments (realized and unrealized)	(.14)	5.86	8.78	(9.24)	(4.38)

Total from investment operations	(.36)	5.59	8.62	(9.26)	(3.87)

Less distributions from:
Net investment income	—	—	—	—	(.20)

Total distributions	—	—	—	—	(.20)

Net asset value, end of period	$28.16	$28.52	$22.93	$14.31	$23.57

Total Return[b]	(1.26)%	24.32%	60.24%	(39.29)%	(14.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,447	$32,389	$32,790	$19,847	$4,327

Ratios to average net assets:
Net investment income (loss)	(0.83)%	(1.09)%	(0.83)%	(0.09)%	1.86%
Total expenses	1.58%	1.57%	1.56%	1.55%	1.52%

Portfolio turnover rate	121%	284%	370%	485%	535%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

128 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -11.72% while the Russell 2000 Index* returned -0.18% over the same period.

The biggest performance contributors to the index during the period were the Financials and Health Care sectors. Energy and Information Technology provided the least performance to the index during the year.

Medivation, Inc., Nu Skin Enterprises, Inc. — Class A and Inhibitex, Inc. were among the stocks which provided the most performance to the index during the year. MF Global Holdings Ltd., InterMune, Inc. and Patriot Coal Corp. were among the stocks which provided the least performance to the index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

130  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (03/31/04)
A-Class Shares	-11.68%	-12.15%	-10.81%
A-Class Shares with sales charge‡	-15.90%	-13.01%	-11.35%
Russell 2000 Index	-0.18%	2.13%	5.73%
			(02/20/04)
C-Class Shares	-12.29%	-12.80%	-11.59%
C-Class Shares with CDSC†	-13.17%	-12.80%	-11.59%
H-Class Shares	-11.72%	-12.16%	-10.93%
Russell 2000 Index	-0.18%	2.13%	5.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  131

SCHEDULE OF INVESTMENTS	March 31, 2012
INVERSE RUSSELL 2000® STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 98.7%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$10,827,958	$10,827,958
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	3,802,812	3,802,812
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	3,046,439	3,046,439
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	809,710	809,710

Total Repurchase Agreements (Cost $18,486,919)		18,486,919

Total Investments – 98.7% (Cost $18,486,919)		$18,486,919

Other Assets & Liabilities, net – 1.3%		244,716

Total Net Assets – 100.0%		$18,731,635

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS SOLD SHORT†
June 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $4,465,800)	54	$(111,362)

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC April 2012 Russell 2000 Index Swap, Terminating 04/30/12[3] (Notional Value $12,457,336)	15,003	$28,571
Goldman Sachs International April 2012 Russell 2000 Index Swap, Terminating 04/27/12[3] (Notional Value $549,450)	662	10,205
Morgan Stanley Capital Services, Inc. April 2012 Russell 2000 Index Swap, Terminating 04/30/12[3] (Notional Value $410,590)	495	4,557
Barclays Bank plc April 2012 Russell 2000 Index Swap, Terminating 04/30/12[3] (Notional Value $766,867)	924	1,775

(Total Notional Value $14,184,243)		$45,108

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc —Public Limited Company

132 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $18,486,919)	$18,486,919

Total investments (cost $18,486,919)	18,486,919
Segregated cash with broker	339,995
Unrealized appreciation on swap agreements	45,108
Receivable for swap settlement	231
Receivables:
Variation margin	19,440
Fund shares sold	11,824
Interest	10

Total assets	18,903,527

LIABILITIES:
Payable for:
Fund shares redeemed	146,408
Management fees	15,318
Distribution and service fees	4,779
Transfer agent and administrative fees	4,255
Portfolio accounting fees	1,702
Miscellaneous	(570)

Total liabilities	171,892

NET ASSETS	$18,731,635

NET ASSETS CONSIST OF:
Paid in capital	$72,433,612
Accumulated net investment loss	(70,742)
Accumulated net realized loss on investments	(53,564,981)
Net unrealized depreciation on investments	(66,254)

Net assets	$18,731,635

A-CLASS:
Net assets	$612,293
Capital shares outstanding	35,069
Net asset value per share	$17.46

Maximum offering price per share (Net asset value divided by 95.25%)	$18.33

C-CLASS:
Net assets	$836,529
Capital shares outstanding	50,988
Net asset value per share	$16.41

H-CLASS:
Net assets	$17,282,813
Capital shares outstanding	989,057
Net asset value per share	$17.47

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$13,923

Total investment income	13,923

EXPENSES:
Management fees	178,949
Transfer agent and administrative fees	49,708
Distribution and service fees:
A-Class	3,197
C-Class	10,310
H-Class	43,934
Portfolio accounting fees	19,883
Licensing fees	20,568
Custodian fees	6,752
Trustees’ fees*	1,621
Miscellaneous	23,346

Total expenses	358,268

Net investment loss	(344,345)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(1,284,144)
Futures contracts	(1,201,924)

Net realized loss	(2,486,068)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,616)
Swap agreements	308,282
Futures contracts	(105,852)

Net change in unrealized appreciation (depreciation)	198,814

Net realized and unrealized loss	(2,287,254)

Net decrease in net assets resulting from operations	$(2,631,599)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 133

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(344,345)	$(428,511)
Net realized loss on investments	(2,486,068)	(9,330,901)
Net change in unrealized appreciation (depreciation) on investments	198,814	(192)

Net decrease in net assets resulting from operations	(2,631,599)	(9,759,604)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	7,173,118	7,959,272
C-Class	6,283,582	15,298,718
H-Class	201,994,386	454,278,543
COST OF SHARES REDEEMED
A-Class	(7,494,667)	(7,860,444)
C-Class	(6,502,435)	(15,531,833)
H-Class	(191,935,153)	(462,232,894)

Net increase (decrease) from capital share transactions	9,518,831	(8,088,638)

Net increase (decrease) in net assets	6,887,232	(17,848,242)

NET ASSETS:
Beginning of year	11,844,403	29,692,645

End of year	$18,731,635	$11,844,403

Accumulated net investment loss at end of year	$(70,742)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	336,649	308,625
C-Class	310,758	580,595
H-Class	9,760,842	18,194,735
Shares redeemed
A-Class	(357,933)	(317,626)
C-Class	(321,668)	(596,494)
H-Class	(9,255,491)	(18,670,803)

Net increase (decrease) in shares	473,157	(500,968)

134 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$19.77	$27.00	$48.02	$39.05	$35.00

Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.38)	(.54)	(.21)	1.06
Net gain (loss) on investments (realized and unrealized)	(1.97)	(6.85)	(20.48)	9.57	4.40

Total from investment operations	(2.31)	(7.23)	(21.02)	9.36	5.46

Less distributions from:
Net investment income	—	—	—	(.39)	(1.41)

Total distributions	—	—	—	(.39)	(1.41)

Net asset value, end of period	$17.46	$19.77	$27.00	$48.02	$39.05

Total Return[b]	(11.68%)	(26.78%)	(43.77%)	23.91%	16.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$612	$1,114	$1,765	$2,299	$6,816

Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.53%)	(1.58%)	(0.50%)	2.96%
Total expenses	1.75%	1.71%	1.71%	1.96%	1.89%
Operating expenses[c]	1.75%	1.71%	1.71%	1.71%	1.89%

Portfolio turnover rate	—	—	—	214%	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$18.71	$25.75	$46.15	$37.80	$34.18

Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.55)	(.76)	(.40)	.76
Net gain (loss) on investments (realized and unrealized)	(1.83)	(6.49)	(19.64)	9.14	4.27

Total from investment operations	(2.30)	(7.04)	(20.40)	8.74	5.03

Less distributions from:
Net investment income	—	—	—	(.39)	(1.41)

Total distributions	—	—	—	(.39)	(1.41)

Net asset value, end of period	$16.41	$18.71	$25.75	$46.15	$37.80

Total Return[b]	(12.29%)	(27.34%)	(44.20%)	23.06%	15.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$837	$1,158	$2,003	$2,199	$6,136

Ratios to average net assets:
Net investment income (loss)	(2.43%)	(2.28%)	(2.34%)	(1.03%)	2.17%
Total expenses	2.51%	2.46%	2.46%	2.76%	2.67%
Operating expenses[c]	2.51%	2.46%	2.46%	2.45%	2.67%

Portfolio turnover rate	—	—	—	214%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 135

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$19.79	$27.01	$48.05	$39.07	$35.02

Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.38)	(.53)	(.19)	1.05
Net gain (loss) on investments (realized and unrealized)	(1.97)	(6.84)	(20.51)	9.56	4.41

Total from investment operations	(2.32)	(7.22)	(21.04)	9.37	5.46

Less distributions from:
Net investment income	—	—	—	(.39)	(1.41)

Total distributions	—	—	—	(.39)	(1.41)

Net asset value, end of period	$17.47	$19.79	$27.01	$48.05	$39.07

Total Return[b]	(11.72%)	(26.73%)	(43.79%)	23.93%	16.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,283	$9,572	$25,924	$30,131	$42,554

Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.53%)	(1.58%)	(0.45%)	2.93%
Total expenses	1.77%	1.71%	1.71%	1.97%	1.89%
Operating expenses[c]	1.77%	1.71%	1.71%	1.70%	1.89%

Portfolio turnover rate	—	—	—	214%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Operating expenses exclude dividend expense from securities sold short.

136 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P 500 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500 Pure Growth Index (the “underlying index”)

For the one-year period ended March 31, 2012, S&P 500 Pure Growth Fund H-Class returned 4.96%, compared with 6.88% for the S&P 500 Pure Growth Index*. S&P 500 Pure Growth Fund maintained a daily correlation of over 99% to its benchmark. Large-cap growth stocks slightly outperformed large-cap value stocks during the period.

The Consumer Discretionary sector was the biggest contributor to returns, followed by the Health Care sector and Financials sector. Information Technology and Energy were the sectors detracting most from return.

The stocks contributing most to performance in the index were Apple, Inc., Ross Stores, Inc. and Intuitive Surgical, Inc. Those detracting the most from performance in the index were Netflix, Inc., First Solar, Inc. and Micron Technology, Inc.

*The S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.	1.8%
Netflix, Inc.	1.7%
Priceline.com, Inc.	1.5%
Visa, Inc. — Class A	1.4%
Medco Health Solutions, Inc.	1.3%
Intuitive Surgical, Inc.	1.3%
Celgene Corp.	1.3%
Salesforce.com, Inc.	1.3%
Chipotle Mexican Grill, Inc. — Class A	1.3%
F5 Networks, Inc.	1.2%

Top Ten Total	14.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

138  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	4.96%	5.37%	5.56%
A-Class Shares with sales charge‡	-0.02%	4.35%	4.88%
S&P 500 Pure Growth Index	6.88%	7.12%	8.90%
			(02/20/04)
C-Class Shares	4.15%	4.55%	3.57%
C-Class Shares with CDSC†	3.15%	4.55%	3.57%
H-Class Shares	4.96%	5.36%	4.35%
S&P 500 Pure Growth Index	6.88%	7.12%	7.78%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  139

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P 500 PURE GROWTH FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

CONSUMER DISCRETIONARY - 23.4%
Netflix, Inc.*	7,635	$878,329
Priceline.com, Inc.*	1,041	746,918
Chipotle Mexican Grill, Inc. — Class A*	1,539	643,302
Coach, Inc.	7,927	612,599
O’Reilly Automotive, Inc.*	6,681	610,309
Ross Stores, Inc.	10,433	606,158
AutoZone, Inc.*	1,628	605,290
Dollar Tree, Inc.*	6,106	576,956
Discovery Communications, Inc. — Class A*	11,203	566,872
Amazon.com, Inc.*	2,666	539,892
DIRECTV — Class A*	10,397	512,988
TJX Companies, Inc.	11,368	451,423
DeVry, Inc.	13,280	449,794
Scripps Networks Interactive, Inc. — Class A	9,184	447,169
Family Dollar Stores, Inc.	6,965	440,745
Apollo Group, Inc. — Class A*	10,502	405,797
Wynn Resorts Ltd.	2,871	358,530
Ralph Lauren Corp. — Class A	2,045	356,505
Bed Bath & Beyond, Inc.*	5,363	352,725
Yum! Brands, Inc.	4,747	337,891
McDonald’s Corp.	3,019	296,164
NIKE, Inc. — Class B	2,570	278,691
Viacom, Inc. — Class B	5,698	270,427
Tiffany & Co.	3,166	218,866
Starbucks Corp.	3,726	208,246
VF Corp.	1,390	202,912

Total Consumer Discretionary		11,975,498

HEALTH CARE—23.1%
Medco Health Solutions, Inc.*	9,524	669,537
Intuitive Surgical, Inc.*	1,231	666,895
Celgene Corp.*	8,571	664,424
Biogen Idec, Inc.*	4,689	590,673
Express Scripts Holding Co.	10,620	575,392
Mylan, Inc.*	24,280	569,366
Gilead Sciences, Inc.*	11,069	540,721
Perrigo Co.	4,900	506,219
UnitedHealth Group, Inc.	7,980	470,341
CR Bard, Inc.	4,370	431,406
Laboratory Corporation of America Holdings*	4,612	422,182
Abbott Laboratories	6,680	409,417
Edwards Lifesciences Corp.*	5,500	400,015
Varian Medical Systems, Inc.*	5,740	395,830
DaVita, Inc.*	4,170	376,009
Amgen, Inc.	5,240	356,268
Zimmer Holdings, Inc.	5,410	347,755
Life Technologies Corp.*	7,093	346,281
Waters Corp.*	3,737	346,270
Baxter International, Inc.	5,710	341,344
Cerner Corp.*	4,332	329,925
Stryker Corp.	5,840	324,003
Quest Diagnostics, Inc.	5,150	314,923
St. Jude Medical, Inc.	6,991	309,771

	SHARES	VALUE
Becton Dickinson and Co.	3,860	$299,729
Allergan, Inc.	3,056	291,634
Watson Pharmaceuticals, Inc.*	4,200	281,652
Johnson & Johnson	3,170	209,093

Total Health Care		11,787,075

INFORMATION TECHNOLOGY—21.8%
Apple, Inc.*	1,530	917,189
Visa, Inc. — Class A	5,877	693,485
Salesforce.com, Inc.*	4,165	643,534
F5 Networks, Inc.*	4,608	621,896
Red Hat, Inc.*	9,918	593,989
Cognizant Technology Solutions Corp. — Class A*	7,565	582,127
Google, Inc. — Class A*	849	544,413
Broadcom Corp. — Class A*	11,733	461,107
Altera Corp.	11,527	459,005
KLA-Tencor Corp.	8,129	442,380
Mastercard, Inc. — Class A	1,025	431,054
QUALCOMM, Inc.	6,069	412,813
SanDisk Corp.*	8,153	404,308
Intuit, Inc.	6,713	403,653
Teradata Corp.*	5,685	387,433
NetApp, Inc.*	8,433	377,545
Citrix Systems, Inc.*	4,566	360,303
Microchip Technology, Inc.	9,586	356,599
Amphenol Corp. — Class A	5,948	355,512
Fiserv, Inc.*	4,590	318,500
International Business Machines Corp.	1,357	283,138
Oracle Corp.	9,582	279,411
Automatic Data Processing, Inc.	5,050	278,710
Xilinx, Inc.	7,439	271,003
Akamai Technologies, Inc.*	6,889	252,826

Total Information Technology		11,131,933

INDUSTRIALS—8.1%
Stericycle, Inc.*	6,399	535,212
WW Grainger, Inc.	1,765	379,140
First Solar, Inc.*	13,895	348,070
Lockheed Martin Corp.	3,690	331,583
Dun & Bradstreet Corp.	3,800	321,974
CH Robinson Worldwide, Inc.	4,780	313,042
Deere & Co.	3,632	293,829
United Parcel Service, Inc. — Class B	3,460	279,291
Pall Corp.	4,470	266,546
Union Pacific Corp.	2,340	251,503
Roper Industries, Inc.	2,280	226,085
Rockwell Automation, Inc.	2,757	219,733
Goodrich Corp.	1,624	203,715
Joy Global, Inc.	2,250	165,375

Total Industrials		4,135,098

MATERIALS—6.8%
Newmont Mining Corp.	9,485	486,296
Cliffs Natural Resources, Inc.	5,500	380,930
FMC Corp.	3,459	366,170
International Flavors & Fragrances, Inc.	5,595	327,867
CF Industries Holdings, Inc.	1,750	319,638
Sigma-Aldrich Corp.	4,264	311,528

140 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P 500 PURE GROWTH FUND

	SHARES	VALUE
Ecolab, Inc.	4,670	$288,232
Sherwin-Williams Co.	2,620	284,715
PPG Industries, Inc.	2,970	284,526
Praxair, Inc.	2,090	239,598
Monsanto Co.	2,290	182,650

Total Materials		3,472,150

CONSUMER STAPLES—5.9%
PepsiCo, Inc.	6,740	447,199
Philip Morris International, Inc.	4,982	441,455
Coca-Cola Co.	4,990	369,310
Colgate-Palmolive Co.	2,940	287,474
Mead Johnson Nutrition Co. — Class A	3,430	282,907
Hershey Co.	4,580	280,891
Kimberly-Clark Corp.	3,460	255,659
Estee Lauder Companies, Inc. — Class A	3,764	233,142
Kellogg Co.	4,010	215,056
Brown-Forman Corp. — Class B	2,401	200,219

Total Consumer Staples		3,013,312

FINANCIALS—4.9%
IntercontinentalExchange, Inc.*	4,304	591,455
American Tower Corp. — Class A	6,681	421,037
Franklin Resources, Inc.	3,090	383,252
Aflac, Inc.	7,940	365,161
BlackRock, Inc. — Class A	1,610	329,889
T. Rowe Price Group, Inc.	3,400	222,020
Ventas, Inc.	3,156	180,208

Total Financials		2,493,022

ENERGY—4.6%
Diamond Offshore Drilling, Inc.	5,359	357,713
Southwestern Energy Co.*	10,798	330,418
EOG Resources, Inc.	2,900	322,190
Pioneer Natural Resources Co.	2,428	270,941
Peabody Energy Corp.	9,003	260,727
Cameron International Corp.*	4,701	248,354
Helmerich & Payne, Inc.	4,370	235,762
Schlumberger Ltd.	2,510	175,524
Cabot Oil & Gas Corp.	4,290	133,719

Total Energy		2,335,348

TELECOMMUNICATION SERVICES—0.9%
Crown Castle International Corp.*	9,010	480,593

Total Common Stocks (Cost $38,374,065)		50,824,029

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 0.9%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$312,036	$312,036
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	87,791	87,791
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	40,284	40,284
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	23,334	23,334

Total Repurchase Agreements (Cost $463,445)		463,445

Total Investments – 100.4% (Cost $38,837,510)		$51,287,474

Other Assets & Liabilities, net – (0.4)%		(191,654)

Total Net Assets – 100.0%		$51,095,820

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 141

S&P 500 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

March 31, 2012

ASSETS:
Investments, at value (cost $38,374,065)	$50,824,029
Repurchase agreements, at value (cost $463,445)	463,445

Total investments (cost $38,837,510)	51,287,474
Receivables:
Fund shares sold	6,751,848

Dividends	32,706
Total assets	58,072,028

LIABILITIES:
Payable for:
Securities purchased	6,801,912
Fund shares redeemed	86,461
Management fees	28,363
Distribution and service fees	16,789
Transfer agent and administrative fees	9,454
Portfolio accounting fees	3,782
Miscellaneous	29,447
Total liabilities	6,976,208

NET ASSETS	$51,095,820

NET ASSETS CONSIST OF:
Paid in capital	$48,847,454
Accumulated net investment loss	(82,706)
Accumulated net realized loss on investments	(10,118,892)
Net unrealized appreciation on investments	12,449,964

Net assets	$51,095,820

A-CLASS:
Net assets	$2,845,508
Capital shares outstanding	82,383
Net asset value per share	$34.54

Maximum offering price per share (Net asset value divided by 95.25%)	$36.26

C-CLASS:
Net assets	$11,622,983
Capital shares outstanding	357,894
Net asset value per share	$32.48

H-CLASS:
Net assets	$36,627,329
Capital shares outstanding	1,060,969
Net asset value per share	$34.52

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$482,510
Interest	140

Total investment income	482,650

EXPENSES:
Management fees	394,976
Transfer agent and administrative fees	131,659
Distribution and service fees:
A-Class	13,278
C-Class	90,338
H-Class	95,796
Portfolio accounting fees	52,663
Custodian fees	14,280
Trustees’ fees*	5,393
Miscellaneous	63,596

Total expenses	861,979

Net investment loss	(379,329)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,533,260)

Net realized loss	(3,533,260)

Net change in unrealized appreciation (depreciation) on:
Investments	151,421

Net change in unrealized appreciation (depreciation)	151,421

Net realized and unrealized loss	(3,381,839)

Net decrease in net assets resulting from operations	$(3,761,168)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

142 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(379,329)	$(476,960)
Net realized gain (loss) on investments	(3,533,260)	6,110,300
Net change in unrealized appreciation (depreciation) on investments	151,421	7,095,188

Net increase (decrease) in net assets resulting from operations	(3,761,168)	12,728,528

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	(25,990)	—
C-Class	(71,516)	—
H-Class	(538,834)	—

Total distributions to shareholders	(636,340)	—

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	29,481,857	23,075,207
C-Class	8,753,921	8,392,407
H-Class	317,543,098	452,894,846
DISTRIBUTIONS REINVESTED
A-Class	24,625	—
C-Class	69,727	—
H-Class	519,152	—
COST OF SHARES REDEEMED
A-Class	(28,735,214)	(23,684,382)
C-Class	(6,108,124)	(8,275,738)
H-Class	(315,975,426)	(439,353,112)

Net increase from capital share transactions	5,573,616	13,049,228

Net increase in net assets	1,176,108	25,777,756

NET ASSETS:
Beginning of year	49,919,712	24,141,956

End of year	$51,095,820	$49,919,712

Accumulated net investment loss at end of year	$(82,706)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	902,644	830,903
C-Class	293,533	313,215
H-Class	9,949,737	16,228,786
Shares issued from reinvestment of distributions
A-Class	794	—
C-Class	2,385	—
H-Class	16,752	—
Shares redeemed
A-Class	(902,622)	(816,244)
C-Class	(204,848)	(302,875)
H-Class	(10,077,462)	(15,655,887)

Net increase (decrease) in shares	(19,087)	597,898

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 143

S&P 500 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$33.15	$26.51	$15.82	$25.11	$27.17

Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.18)	(.18)	(.11)	(.15)
Net gain (loss) on investments (realized and unrealized)	1.82	6.82	10.87	(9.18)	(1.52)

Total from investment operations	1.62	6.64	10.69	(9.29)	(1.67)

Less distributions from:
Net realized gains	(.23)	—	—	—	(.39)

Total distributions	(.23)	—	—	—	(.39)

Net asset value, end of period	$34.54	$33.15	$26.51	$15.82	$25.11

Total Return[b]	4.96%	25.05%	67.57%	(37.00%)	(6.28%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,846	$2,704	$1,774	$2,346	$5,443

Ratios to average net assets:
Net investment loss	(0.62%)	(0.65%)	(0.81%)	(0.46%)	(0.53%)
Total expenses	1.52%	1.53%	1.52%	1.53%	1.51%

Portfolio turnover rate	586%	808%	699%	573%	450%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$31.42	$25.32	$15.23	$24.35	$26.57

Income (loss) from investment operations:
Net investment loss[a]	(.41)	(.41)	(.30)	(.23)	(.32)
Net gain (loss) on investments (realized and unrealized)	1.70	6.51	10.39	(8.89)	(1.51)

Total from investment operations	1.29	6.10	10.09	(9.12)	(1.83)

Less distributions from:
Net realized gains	(.23)	—	—	—	(.39)

Total distributions	(.23)	—	—	—	(.39)

Net asset value, end of period	$32.48	$31.42	$25.32	$15.23	$24.35

Total Return[b]	4.15%	24.09%	66.25%	(37.45%)	(7.02%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,623	$8,384	$6,494	$2,111	$4,453

Ratios to average net assets:
Net investment loss	(1.35%)	(1.53%)	(1.40%)	(1.13%)	(1.21%)
Total expenses	2.26%	2.29%	2.28%	2.29%	2.27%

Portfolio turnover rate	586%	808%	699%	573%	450%

144 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$33.13	$26.50	$15.81	$25.10	$27.16

Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.26)	(.14)	(.09)	(.17)
Net gain (loss) on investments (realized and unrealized)	1.81	6.89	10.83	(9.20)	(1.50)

Total from investment operations	1.62	6.63	10.69	(9.29)	(1.67)

Less distributions from:
Net realized gains	(.23)	—	—	—	(.39)

Total distributions	(.23)	—	—	—	(.39)

Net asset value, end of period	$34.52	$33.13	$26.50	$15.81	$25.10

Total Return[b]	4.96%	25.02%	67.62%	(37.01%)	(6.28%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,627	$38,831	$15,874	$12,512	$11,937

Ratios to average net assets:
Net investment loss	(0.59%)	(0.89%)	(0.60%)	(0.41%)	(0.62%)
Total expenses	1.51%	1.55%	1.53%	1.53%	1.53%

Portfolio turnover rate	586%	808%	699%	573%	450%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P 500 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500 Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2012, S&P 500 Pure Value Fund H-Class returned 3.65%, compared with 6.45% for the S&P 500 Pure Value Index*. S&P 500 Pure Value Fund maintained a daily correlation of over 99% to its benchmark. Large-cap growth stocks slightly outperformed large-cap value stocks during the period.

The Financials, Utilities and Health Care sectors provided the greatest contribution to return. Telecommunication Services, Energy and Industrials were the largest detractors from return.

The strongest contributors to index performance for the period were American International Group, Inc., Constellation Energy Group and Whirlpool Corp. The stocks detracting most from return were Sears Holdings Corp., NRG Energy, Inc. and Sprint Nextel Corp.

Performance displayed represents past performance which is no guarantee of future results.

*

The S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American International Group, Inc.	2.6%
Whirlpool Corp.	2.5%
Computer Sciences Corp.	2.4%
Hartford Financial Services Group, Inc.	2.0%
Genworth Financial, Inc. — Class A	2.0%
Valero Energy Corp.	1.8%
Lincoln National Corp.	1.7%
Bank of America Corp.	1.7%
Marathon Oil Corp.	1.7%
Morgan Stanley	1.6%

Top Ten Total	20.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

146  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	3.64%	-1.59%	3.37%
A-Class Shares with sales charge‡	-1.29%	-2.55%	2.71%
S&P 500 Pure Value Index	6.45%	1.36%	7.61%
			(02/20/04)
C-Class Shares	2.88%	-2.26%	2.26%
C-Class Shares with CDSC†	1.88%	-2.26%	2.26%
H-Class Shares	3.65%	-1.53%	3.02%
S&P 500 Pure Value Index	6.45%	1.36%	7.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  147

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P 500 PURE VALUE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%

FINANCIALS - 39.4%
American International Group, Inc.*	61,670	$1,901,286
Hartford Financial Services Group, Inc.	68,820	1,450,726
Genworth Financial, Inc. — Class A*	171,149	1,423,960
Lincoln National Corp.	48,118	1,268,391
Bank of America Corp.	131,950	1,262,762
Morgan Stanley	60,286	1,184,017
Citigroup, Inc.	31,468	1,150,155
MetLife, Inc.	28,466	1,063,206
Hudson City Bancorp, Inc.	142,500	1,041,675
Allstate Corp.	29,193	961,034
Prudential Financial, Inc.	15,092	956,682
JPMorgan Chase & Co.	19,159	880,931
Goldman Sachs Group, Inc.	6,414	797,710
SunTrust Banks, Inc.	32,130	776,582
Unum Group	30,611	749,357
XL Group plc — Class A	33,548	727,656
Capital One Financial Corp.	13,027	726,125
E*Trade Financial Corp.*	65,552	717,794
Assurant, Inc.	16,655	674,528
Principal Financial Group, Inc.	22,440	662,204
Bank of New York Mellon Corp.	26,950	650,304
Regions Financial Corp.	88,977	586,358
KeyCorp	63,450	539,325
Legg Mason, Inc.	19,098	533,407
Loews Corp.	11,320	451,328
Leucadia National Corp.	16,520	431,172
Comerica, Inc.	12,670	410,001
Ameriprise Financial, Inc.	7,100	405,623
Cincinnati Financial Corp.	11,636	401,558
PNC Financial Services Group, Inc.	6,043	389,713
ACE Ltd.	5,220	382,104
Fifth Third Bancorp	23,625	331,931
BB&T Corp.	10,276	322,564
Wells Fargo & Co.	9,050	308,967
Huntington Bancshares, Inc.	46,050	297,023
Weyerhaeuser Co.	13,532	296,621
First Horizon National Corp.	28,330	294,065
CME Group, Inc. — Class A	1,010	292,223
NASDAQ OMX Group, Inc.*	10,932	283,139
Torchmark Corp.	5,202	259,320
SLM Corp.	16,186	255,091
NYSE Euronext	8,199	246,052

Total Financials		28,744,670

CONSUMER DISCRETIONARY—11.2%
Whirlpool Corp.	23,979	1,843,026
Sears Holdings Corp.*	17,698	1,172,492
Best Buy Company, Inc.	32,190	762,259
GameStop Corp. — Class A	32,675	713,622
Gannett Company, Inc.	45,554	698,343
Ford Motor Co.	51,090	638,114
Staples, Inc.	35,630	576,493

	SHARES	VALUE
Washington Post Co. — Class B	1,516	$566,332
JC Penney Company, Inc.	13,920	493,186
Johnson Controls, Inc.	9,710	315,381
AutoNation, Inc.*	6,285	215,638
Goodyear Tire & Rubber Co.*	17,862	200,412

Total Consumer Discretionary		8,195,298

ENERGY—10.0%
Valero Energy Corp.	51,113	1,317,182
Marathon Oil Corp.	39,466	1,251,072
Marathon Petroleum Corp.	23,323	1,011,285
Tesoro Corp.*	35,256	946,271
Sunoco, Inc.	24,325	927,999
Murphy Oil Corp.	9,190	517,121
Hess Corp.	8,545	503,728
ConocoPhillips	5,736	435,993
Nabors Industries Ltd.*	11,848	207,222
Alpha Natural Resources, Inc.*	12,490	189,973

Total Energy		7,307,846

INFORMATION TECHNOLOGY—9.4%
Computer Sciences Corp.	59,070	1,768,556
Jabil Circuit, Inc.	36,342	912,911
Micron Technology, Inc.*	100,640	815,184
SAIC, Inc.*	44,180	583,176
Western Digital Corp.*	13,710	567,457
Xerox Corp.	69,526	561,770
Hewlett-Packard Co.	18,940	451,341
Harris Corp.	8,140	366,951
Lexmark International, Inc. — Class A	10,050	334,062
Corning, Inc.	18,240	256,819
Dell, Inc.*	13,684	227,154

Total Information Technology		6,845,381

CONSUMER STAPLES—8.2%
Archer-Daniels-Midland Co.	35,800	1,133,428
Dean Foods Co.*	79,973	968,474
Tyson Foods, Inc. — Class A	46,923	898,575
Safeway, Inc.	41,538	839,483
Kroger Co.	28,700	695,401
CVS Caremark Corp.	9,733	436,038
Walgreen Co.	12,504	418,759
Molson Coors Brewing Co. — Class B	6,648	300,822
Sysco Corp.	9,172	273,876

Total Consumer Staples		5,964,856

HEALTH CARE—6.3%
Tenet Healthcare Corp.*	200,860	1,066,567
Coventry Health Care, Inc.	21,404	761,340
Cardinal Health, Inc.	16,000	689,759
AmerisourceBergen Corp.	17,170	681,305
McKesson Corp.	7,663	672,582
Cigna Corp.	8,850	435,863
PerkinElmer, Inc.	10,930	302,324

Total Health Care		4,609,740

148 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P 500 PURE VALUE FUND

	SHARES	VALUE
INDUSTRIALS - 6.0%
L-3 Communications Holdings, Inc.	10,038	$710,389
Northrop Grumman Corp.	10,587	646,654
RR Donnelley & Sons Co.	49,199	609,576
Avery Dennison Corp.	19,630	591,452
Southwest Airlines Co.	67,590	556,942
Jacobs Engineering Group, Inc.*	8,485	376,479
Ingersoll-Rand plc	8,320	344,032
Textron, Inc.	11,270	313,644
Ryder System, Inc.	4,553	240,398

Total Industrials		4,389,566

MATERIALS—4.3%
Alcoa, Inc.	68,131	682,673
United States Steel Corp.	19,527	573,508
Sealed Air Corp.	24,947	481,726
Owens-Illinois, Inc.*	18,840	439,726
International Paper Co.	10,970	385,047
Dow Chemical Co.	9,259	320,732
Bemis Company, Inc.	7,679	247,954

Total Materials		3,131,366

UTILITIES—2.7%
NRG Energy, Inc.*	49,000	767,830
Pepco Holdings, Inc.	18,872	356,492
Edison International	8,000	340,080
Integrys Energy Group, Inc.	4,687	248,364
DTE Energy Co.	4,026	221,551

Total Utilities		1,934,317

TELECOMMUNICATION SERVICES—2.0%
Sprint Nextel Corp.*	228,715	651,837
MetroPCS Communications, Inc.*	40,330	363,777
CenturyLink, Inc.	5,740	221,851
Frontier Communications Corp.	44,500	185,565

Total Telecommunication Services		1,423,030

Total Common Stocks (Cost $69,446,872)		72,546,070

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 0.7%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$323,699	$323,699
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	91,073	91,073
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	41,790	41,790
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	24,206	24,206

Total Repurchase Agreements (Cost $480,768)		480,768

Total Investments – 100.2% (Cost $69,927,640)		$73,026,838

Other Assets & Liabilities, net – (0.2)%		(166,472)

Total Net Assets – 100.0%		$72,860,366

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 149

S&P 500 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $69,446,872)	$72,546,070
Repurchase agreements, at value (cost $480,768)	480,768

Total investments (cost $69,927,640)	73,026,838
Cash	417
Receivables:
Securities sold	6,721,637
Fund shares sold	174,150
Dividends	53,188

Total assets	79,976,230

LIABILITIES:
Payable for:
Fund shares redeemed	7,048,511
Management fees	26,531
Distribution and service fees	10,155
Transfer agent and administrative fees	8,844
Portfolio accounting fees	3,537
Miscellaneous	18,286

Total liabilities	7,115,864

NET ASSETS	$72,860,366

NET ASSETS CONSIST OF:
Paid in capital	$75,600,944
Undistributed net investment income	81,734
Accumulated net realized loss on investments	(5,921,510)
Net unrealized appreciation on investments	3,099,198

Net assets	$72,860,366

A-CLASS:
Net assets	$1,846,252
Capital shares outstanding	19,748
Net asset value per share	$93.49

Maximum offering price per share
(Net asset value divided by 95.25%)	$98.15

C-CLASS:
Net assets	$2,128,362
Capital shares outstanding	24,628
Net asset value per share	$86.42

H-CLASS:
Net assets	$68,885,752
Capital shares outstanding	734,360
Net asset value per share	$93.80

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$554,131
Interest	86

Total investment income	554,217

EXPENSES:
Management fees	221,111
Transfer agent and administrative fees	73,704
Distribution and service fees:
A-Class	3,590
C-Class	36,772
H-Class	60,921
Portfolio accounting fees	29,481
Custodian fees	8,233
Trustees’ fees*	2,944
Miscellaneous	35,727

Total expenses	472,483

Net investment income	81,734

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	238,143

Net realized gain	238,143

Net change in unrealized appreciation (depreciation) on:
Investments	(2,958,416)

Net change in unrealized appreciation (depreciation)	(2,958,416)

Net realized and unrealized loss	(2,720,273)

Net decrease in net assets resulting from operations	$(2,638,539)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

150 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$81,734	$(32,522)
Net realized gain on investments	238,143	8,480,016
Net change in unrealized appreciation (depreciation) on investments	(2,958,416)	(8,294,860)

Net increase (decrease) in net assets resulting from operations	(2,638,539)	152,634

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	—	(16,831)
C-Class	—	(38,161)
H-Class	—	(168,310)

Total distributions to shareholders	—	(223,302)

CAPITAL SHARE TRANSACTIONS: PROCEEDS FROM SALE OF SHARES
A-Class	9,200,693	20,577,766
C-Class	4,609,920	12,317,081
H-Class	315,392,630	446,114,591
DISTRIBUTIONS REINVESTED
A-Class	—	11,816
C- Class	—	32,218
H-Class	—	165,705
COST OF SHARES REDEEMED
A-Class	(9,753,404)	(26,189,401)
C-Class	(7,654,634)	(11,762,447)
H-Class	(271,168,176)	(567,934,046)

Net increase (decrease) from capital share transactions	40,627,029	(126,666,717)

Net increase (decrease) in net assets	37,988,490	(126,737,385)

NET ASSETS:
Beginning of year	34,871,876	161,609,261

End of year	$72,860,366	$34,871,876

Undistributed net investment income at end of year	$81,734	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	99,586	251,530
C-Class	56,030	160,280
H-Class	3,557,929	5,470,210
Shares issued from reinvestment of distributions
A-Class	—	149
C-Class	—	436
H-Class	—	2,086
Shares redeemed
A-Class	(105,660)	(328,246)
C-Class	(99,149)	(158,144)
H-Class	(3,120,293)	(7,034,879)

Net increase (decrease) in shares	388,443	(1,636,578)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 151

S&P 500 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$90.21	$79.66	$35.58	$100.00	$167.30

Income (loss) from investment operations:
Net investment income[a]	.30	.01	.26	1.95	2.45
Net gain (loss) on investments (realized and unrealized)	2.98	11.87	44.60	(57.52)	(30.50)

Total from investment operations	3.28	11.88	44.86	(55.57)	(28.05)

Less distributions from:
Net investment income	—	(1.33)	(.78)	(1.05)	(9.95)
Net realized gains	—	—	—	(7.80)	(29.30)

Total distributions	—	(1.33)	(.78)	(8.85)	(39.25)

Net asset value, end of period	$93.49	$90.21	$79.66	$35.58	$100.00

Total Return[b]	3.64%	15.14%	126.37%	(57.28%)	(19.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,846	$2,329	$8,156	$203	$4,269

Ratios to average net assets:
Net investment income	0.34%	0.01%	0.39%	2.16%	1.67%
Total expenses	1.51%	1.54%	1.52%	1.53%	1.52%

Portfolio turnover rate	762%	820%	673%	1,448%	289%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$83.99	$74.81	$33.66	$96.00	$163.40

Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.51)	(.02)	1.40	.70
Net gain (loss) on investments (realized and unrealized)	2.79	11.02	41.95	(54.89)	(28.85)

Total from investment operations	2.43	10.51	41.93	(53.49)	(28.15)

Less distributions from:
Net investment income	—	(1.33)	(.78)	(1.05)	(9.95)
Net realized gains	—	—	—	(7.80)	(29.30)

Total distributions	—	(1.33)	(.78)	(8.85)	(39.25)

Net asset value, end of period	$86.42	$83.99	$74.81	$33.66	$96.00

Total Return[b]	2.88%	14.28%	124.86%	(57.55%)	(20.57%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,128	$5,690	$4,876	$1,129	$1,838

Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.68%)	(0.03%)	2.44%	0.48%
Total expenses	2.27%	2.29%	2.27%	2.29%	2.29%

Portfolio turnover rate	762%	820%	673%	1,448%	289%

152 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500 PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$90.50	$79.91	$35.67	$100.00	$167.30

Income (loss) from investment operations:
Net investment income (loss)[a]	.33	(.02)	.32	1.40	1.80
Net gain (loss) on investments (realized and unrealized)	2.97	11.94	44.70	(56.88)	(29.85)

Total from investment operations	3.30	11.92	45.02	(55.48)	(28.05)

Less distributions from:
Net investment income	—	(1.33)	(.78)	(1.05)	(9.95)
Net realized gains	—	—	—	(7.80)	(29.30)

Total distributions	—	(1.33)	(.78)	(8.85)	(39.25)

Net asset value, end of period	$93.80	$90.50	$79.91	$35.67	$100.00

Total Return[b]	3.65%	15.14%	126.50%	(57.23%)	(19.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,886	$26,852	$148,578	$4,558	$18,459

Ratios to average net assets:
Net investment income (loss)	0.38%	(0.03%)	0.47%	2.36%	1.11%
Total expenses	1.51%	1.54%	1.54%	1.53%	1.53%

Portfolio turnover rate	762%	820%	673%	1,448%	289%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Reverse share split — Per share amounts for the period March 31, 2007 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P MIDCAP 400 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400 Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2012, S&P MidCap 400 Pure Growth Fund H-Class returned 3.11%, compared with 4.25% for the S&P MidCap 400 Pure Growth Index*. S&P MidCap 400 Pure Growth Fund maintained a daily correlation of over 99% to its benchmark. Mid-cap growth stocks significantly outperformed mid-cap value stocks during the period.

Health Care, Consumer Discretionary and Industrials holdings contributed the most to Fund return. Information Technology, Energy and Financials detracted from return.

Regeneron Pharmaceuticals, Inc. Monster Beverage Corp. and Equinix, Inc. were among the stocks which added the most to the index during the year. Cree, Inc., Skyworks Solutions, Inc. and Green Mountain Coffee Roasters were among the stocks which provided the least performance to the index during the year.

* The S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Regeneron Pharmaceuticals, Inc.	3.0%
ITT Educational Services, Inc.	2.2%
Equinix, Inc.	2.1%
Fossil, Inc.	1.8%
Catalyst Health Solutions, Inc.	1.7%
AMERIGROUP Corp.	1.7%
Alliance Data Systems Corp.	1.7%
Advance Auto Parts, Inc.	1.6%
Under Armour, Inc. — Class A	1.5%
Monster Beverage Corp.	1.5%

Top Ten Total	18.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

154  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	3.16%	9.18%	10.36%
A-Class Shares with sales charge‡	-1.74%	8.13%	9.65%
S&P MidCap 400 Pure Growth Index	4.25%	11.18%	12.49%
			(02/20/04)
C- Class Shares	2.35%	8.37%	8.25%
C- Class Shares with CDSC†	1.35%	8.37%	8.25%
H- Class Shares	3.11%	9.18%	9.05%
S&P MidCap 400 Pure Growth Index	4.25%	11.18%	11.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  155

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P MIDCAP 400 PURE GROWTH FUND

	SHARES	VALUE
COMMON STOCKS†—99.5%

INFORMATION TECHNOLOGY—23.5%
Equinix, Inc.*	49,380	$7,774,881
Alliance Data Systems Corp.*	49,539	6,239,932
Rackspace Hosting, Inc.*	96,835	5,596,095
Informatica Corp.*	96,730	5,117,016
Wright Express Corp.*	68,500	4,434,005
Silicon Laboratories, Inc.*	101,844	4,379,292
VeriFone Systems, Inc.*	80,700	4,185,909
Rovi Corp.*	124,969	4,067,741
Global Payments, Inc.	81,594	3,875,715
Factset Research Systems, Inc.	38,224	3,785,705
ANSYS, Inc.*	55,638	3,617,583
Lam Research Corp.*	78,700	3,511,594
Concur Technologies, Inc.*	56,915	3,265,783
Semtech Corp.*	107,045	3,046,501
Solera Holdings, Inc.	60,855	2,792,636
Riverbed Technology, Inc.*	97,475	2,737,098
Zebra Technologies Corp. — Class A*	56,642	2,332,518
MICROS Systems, Inc.*	41,346	2,286,020
ADTRAN, Inc.	68,603	2,139,728
ACI Worldwide, Inc.*	52,579	2,117,356
Jack Henry & Associates, Inc.	56,758	1,936,583
NeuStar, Inc. — Class A*	44,900	1,672,525
Gartner, Inc.*	39,208	1,671,829
Trimble Navigation Ltd.*	29,000	1,578,180
Advent Software, Inc.*	48,348	1,237,709

Total Information Technology		85,399,934

HEALTH CARE—22.2%
Regeneron Pharmaceuticals, Inc.*	93,400	10,892,308
Catalyst Health Solutions, Inc.*	99,382	6,333,615
AMERIGROUP Corp.*	93,900	6,317,592
Mednax, Inc.*	74,604	5,548,299
United Therapeutics Corp.*	107,600	5,071,188
Gen-Probe, Inc.*	73,734	4,896,675
Bio-Rad Laboratories, Inc. — Class A*	39,800	4,126,862
IDEXX Laboratories, Inc.*	45,239	3,956,151
Endo Pharmaceuticals Holdings, Inc.*	101,316	3,923,969
Henry Schein, Inc.*	51,200	3,874,816
Mettler-Toledo International, Inc.*	19,728	3,644,748
Cooper Companies, Inc.	41,894	3,423,159
Medicis Pharmaceutical Corp. — Class A	80,092	3,010,658
Techne Corp.	42,900	3,007,290
Thoratec Corp.*	89,033	3,001,302
HMS Holdings Corp.*	95,200	2,971,192
ResMed, Inc.*	92,108	2,847,058
Covance, Inc.*	45,300	2,157,639
Allscripts Healthcare Solutions, Inc.*	104,260	1,730,716

Total Health Care		80,735,237

	SHARES	VALUE
CONSUMER DISCRETIONARY—21.1%
ITT Educational Services, Inc.*	120,757	$7,986,868
Fossil, Inc.*	50,675	6,688,086
Advance Auto Parts, Inc.	64,458	5,709,045
Under Armour, Inc. — Class A*	60,003	5,640,282
Strayer Education, Inc.	57,970	5,465,412
PVH Corp.	60,252	5,382,311
Tractor Supply Co.	57,481	5,205,480
Panera Bread Co. — Class A*	31,538	5,075,095
Carter’s, Inc.*	101,500	5,051,655
PetSmart, Inc.	67,933	3,887,126
Warnaco Group, Inc.*	64,317	3,756,113
Polaris Industries, Inc.	47,988	3,462,334
Deckers Outdoor Corp.*	51,424	3,242,283
Tupperware Brands Corp.	50,932	3,234,182
LKQ Corp.*	102,675	3,200,380
Life Time Fitness, Inc.*	61,333	3,101,610
Gentex Corp.	42,866	1,050,217

Total Consumer Discretionary		77,138,479

INDUSTRIALS—12.3%
Triumph Group, Inc.	89,446	5,604,686
Valmont Industries, Inc.	37,800	4,438,099
Clean Harbors, Inc.*	65,600	4,416,848
Watsco, Inc.	57,800	4,279,512
Alaska Air Group, Inc.*	106,400	3,811,248
MSC Industrial Direct Co., Inc. — Class A	39,200	3,264,576
Copart, Inc.*	121,300	3,162,291
Wabtec Corp.	37,000	2,788,690
Woodward, Inc.	60,516	2,591,900
J.B. Hunt Transport Services, Inc.	47,400	2,577,138
Donaldson Company, Inc.	65,800	2,351,034
AMETEK, Inc.	44,500	2,158,695
FTI Consulting, Inc.*	57,300	2,149,896
Gardner Denver, Inc.	23,000	1,449,460

Total Industrials		45,044,073

ENERGY—6.2%
CARBO Ceramics, Inc.	31,725	3,345,401
Cimarex Energy Co.	40,100	3,026,348
Bill Barrett Corp.*	109,529	2,848,849
Dresser-Rand Group, Inc.*	58,319	2,705,418
Oil States International, Inc.*	30,900	2,412,054
Dril-Quip, Inc.*	36,448	2,369,849
Oceaneering International, Inc.	42,864	2,309,941
Northern Oil and Gas, Inc.*	97,449	2,021,092
SM Energy Co.	19,900	1,408,323

Total Energy		22,447,275

MATERIALS—5.6%
Rock-Tenn Co. — Class A	69,900	4,722,444
NewMarket Corp.	24,187	4,532,644
Compass Minerals International, Inc.	46,017	3,301,260
Albemarle Corp.	43,958	2,809,795
Aptargroup, Inc.	50,600	2,771,362
Intrepid Potash, Inc.*	100,500	2,445,165

Total Materials		20,582,670

156 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P MIDCAP 400 PURE GROWTH FUND

	SHARES	VALUE
CONSUMER STAPLES - 5.0%
Monster Beverage Corp.*	90,416	$5,613,929
Green Mountain Coffee Roasters, Inc.*	90,932	4,259,255
Corn Products International, Inc.	58,300	3,360,995
Lancaster Colony Corp.	45,600	3,030,576
Church & Dwight Company, Inc.	38,300	1,883,977

Total Consumer Staples		18,148,732

FINANCIALS—3.6%
Signature Bank*	53,900	3,397,856
MSCI, Inc. — Class A*	62,209	2,289,913
Taubman Centers, Inc.	30,800	2,246,860
Federal Realty Investment Trust	22,300	2,158,417
Home Properties, Inc.	25,800	1,574,058
Essex Property Trust, Inc.	10,300	1,560,553

Total Financials		13,227,657

Total Common Stocks (Cost $292,004,771)		362,724,057

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 0.7%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$1,789,548	$1,789,548
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	503,489	503,489
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	231,032	231,032
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	133,822	133,822

Total Repurchase Agreements (Cost $2,657,891)		2,657,891

Total Investments – 100.2% (Cost $294,662,662)		$365,381,948

Other Assets & Liabilities, net – (0.2)%		(592,259)

Total Net Assets – 100.0%		$364,789,689

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 157

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $292,004,771)	$362,724,057
Repurchase agreements, at value (cost $2,657,891)	2,657,891

Total investments (cost $294,662,662)	365,381,948
Receivables:
Fund shares sold	514,142
Dividends	102,151

Total assets	365,998,241

LIABILITIES:
Payable for:
Fund shares redeemed	636,618
Management fees	230,601
Distribution and service fees	86,954
Transfer agent and administrative fees	76,867
Portfolio accounting fees	28,354
Miscellaneous	149,158

Total liabilities	1,208,552

NET ASSETS	$364,789,689

NET ASSETS CONSIST OF:
Paid in capital	$335,648,011
Accumulated net investment loss	(889,323)
Accumulated net realized loss on investments	(40,688,285)
Net unrealized appreciation on investments	70,719,286

Net assets	$364,789,689

A-CLASS:
Net assets	$36,052,045
Capital shares outstanding	817,362
Net asset value per share	$44.11

Maximum offering price per share (Net asset value divided by 95.25%)	$46.31

C-CLASS:
Net assets	$16,227,581
Capital shares outstanding	391,717
Net asset value per share	$41.43

H-CLASS:
Net assets	$312,510,063
Capital shares outstanding	7,079,265
Net asset value per share	$44.14

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$1,167,201
Interest	739

Total investment income	1,167,940

EXPENSES:
Management fees	2,068,762
Transfer agent and administrative fees	689,587
Distribution and service fees:
A-Class	73,913
C-Class	123,488
H-Class	584,802
Portfolio accounting fees	266,801
Custodian fees	71,730
Trustees’ fees*	21,805
Miscellaneous	326,053

Total expenses	4,226,941

Net investment loss	(3,059,001)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(31,284,272)

Net realized loss	(31,284,272)

Net change in unrealized appreciation (depreciation) on:
Investments	33,096,261

Net change in unrealized appreciation (depreciation)	33,096,261

Net realized and unrealized gain	1,811,989

Net decrease in net assets resulting from operations	$(1,247,012)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

158 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,059,001)	$(1,206,546)
Net realized gain (loss) on investments	(31,284,272)	11,940,557
Net change in unrealized appreciation (depreciation) on investments	33,096,261	25,095,377

Net increase (decrease) in net assets resulting from operations	(1,247,012)	35,829,388

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	97,480,590	48,413,965
C-Class	17,194,237	16,223,181
H-Class	771,690,633	621,590,504
COST OF SHARES REDEEMED
A-Class	(84,908,346)	(27,798,637)
C-Class	(11,282,635)	(11,666,481)
H-Class	(672,131,177)	(505,069,223)

Net increase from capital share transactions	118,043,302	141,693,309

Net increase in net assets	116,796,290	177,522,697

NET ASSETS:
Beginning of year	247,993,399	70,470,702
End of year	$364,789,689	$247,993,399

Accumulated net investment loss at end of year	$(889,323)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	2,352,695	1,303,426
C-Class	436,239	465,724
H-Class	18,455,166	17,350,447
Shares redeemed
A-Class	(2,125,511)	(782,853)
C-Class	(294,141)	(339,178)
H-Class	(16,343,786)	(14,381,054)

Net increase in shares	2,480,662	3,616,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 159

S&P MIDCAP 400 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$42.76	$32.21	$18.19	$26.65	$30.72

Income (loss) from investment operations:
Net investment loss[a]	(.45)	(.38)	(.28)	(.24)	(.27)
Net gain (loss) on investments (realized and unrealized)	1.80	10.93	14.30	(8.22)	(1.42)

Total from investment operations	1.35	10.55	14.02	(8.46)	(1.69)

Less distributions from:
Net realized gains	—	—	—	—	(2.38)

Total distributions	—	—	—	—	(2.38)

Net asset value, end of period	$44.11	$42.76	$32.21	$18.19	$26.65

Total Return[b]	3.16%	32.75%	77.08%	(31.74%)	(6.26%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,052	$25,237	$2,242	$723	$3,863

Ratios to average net assets:
Net investment loss	(1.09%)	(1.04%)	(1.03%)	(0.93%)	(0.88%)
Total expenses	1.50%	1.54%	1.53%	1.58%	1.52%

Portfolio turnover rate	226%	448%	626%	1,281%	736%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$40.47	$30.71	$17.48	$25.79	$30.01

Income (loss) from investment operations:
Net investment loss[a]	(.71)	(.63)	(.44)	(.42)	(.50)
Net gain (loss) on investments (realized and unrealized)	1.67	10.39	13.67	(7.89)	(1.34)

Total from investment operations	.96	9.76	13.23	(8.31)	(1.84)

Less distributions from:
Net realized gains	—	—	—	—	(2.38)

Total distributions	—	—	—	—	(2.38)

Net asset value, end of period	$41.43	$40.47	$30.71	$17.48	$25.79

Total Return[b]	2.35%	31.78%	75.69%	(32.22%)	(6.92%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,228	$10,102	$3,780	$3,477	$1,426

Ratios to average net assets:
Net investment loss	(1.83%)	(1.83%)	(1.77%)	(1.72%)	(1.69%)
Total expenses	2.25%	2.29%	2.28%	2.32%	2.28%

Portfolio turnover rate	226%	448%	626%	1,281%	736%

160 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$42.81	$32.25	$18.21	$26.68	$30.75

Income (loss) from investment operations:
Net investment loss[a]	(.44)	(.38)	(.26)	(.22)	(.28)
Net gain (loss) on investments (realized and unrealized)	1.77	10.94	14.30	(8.25)	(1.41)

Total from investment operations	1.33	10.56	14.04	(8.47)	(1.69)

Less distributions from:
Net realized gains	—	—	—	—	(2.38)

Total distributions	—	—	—	—	(2.38)

Net asset value, end of period	$44.14	$42.81	$32.25	$18.21	$26.68

Total Return[b]	3.11%	32.74%	77.10%	(31.75%)	(6.25%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$312,510	$212,654	$64,449	$15,591	$14,158

Ratios to average net assets:
Net investment loss	(1.08%)	(1.02%)	(0.99%)	(0.95%)	(0.92%)
Total expenses	1.50%	1.55%	1.54%	1.55%	1.51%

Portfolio turnover rate	226%	448%	626%	1,281%	736%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 161

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P MIDCAP 400 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400 Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2012, S&P MidCap 400 Pure Value Fund H-Class returned -1.78%, compared with 1.41% for the S&P MidCap 400 Pure Value Index*. S&P MidCap 400 Pure Value Fund maintained a daily correlation of over 99% to its benchmark. Mid-cap growth stocks significantly outperformed mid-cap value stocks during the period.

Financials, Utilities and Consumer Discretionary were the sectors contributing most to return. Health Care and Energy were the largest detractors from return.

The best-performing holdings included Excelis, Inc., PNM Resources, Inc. and Jeffries Group, Inc., while CoreLogic, Inc., Overseas Shipholding Group, Inc. and Kindred Healthcare, Inc. were among the stocks providing the least performance to the index during the year.

*The S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Exelis, Inc.	3.1%
ITT Corp.	2.8%
First American Financial Corp.	2.8%
Collective Brands, Inc.	2.3%
Community Health Systems, Inc.	2.3%
URS Corp.	2.1%
Protective Life Corp.	2.0%
Avnet, Inc.	2.0%
Ingram Micro, Inc. — Class A	2.0%
Huntington Ingalls Industries, Inc.	1.9%

Top Ten.Total	23.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

162  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-1.75%	-0.97%	4.91%
A-Class Shares with sales charge‡	-6.42%	-1.93%	4.24%
S&P MidCap 400 Pure Value Index	1.41%	2.34%	7.92%
			(02/20/04)
C-Class Shares	-2.54%	-1.79%	3.55%
C-Class Shares with CDSC†	-3.51%	-1.79%	3.55%
H-Class Shares	-1.78%	-0.98%	4.36%
S&P MidCap 400 Pure Value Index	1.41%	2.34%	7.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  163

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P MIDCAP 400 PURE VALUE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.3%

FINANCIALS - 28.7%
First American Financial Corp.	47,368	$787,730
Protective Life Corp.	19,264	570,600
Astoria Financial Corp.	49,129	484,411
Reinsurance Group of America, Inc. — Class A	7,908	470,289
Hanover Insurance Group, Inc.	11,432	470,084
Old Republic International Corp.	42,402	447,341
Jefferies Group, Inc.	21,340	402,046
Aspen Insurance Holdings Ltd.	14,350	400,939
StanCorp Financial Group, Inc.	8,451	345,984
Kemper Corp.	11,337	343,285
BancorpSouth, Inc.	22,898	308,436
Everest Re Group Ltd.	3,168	293,103
Fidelity National Financial, Inc. — Class A	15,074	271,784
American Financial Group, Inc.	7,016	270,677
First Niagara Financial Group, Inc.	27,034	266,015
TCF Financial Corp.	19,590	232,925
Washington Federal, Inc.	13,834	232,688
Janus Capital Group, Inc.	25,500	227,205
HCC Insurance Holdings, Inc.	6,826	212,766
Apollo Investment Corp.	29,188	209,278
Associated Banc-Corp.	12,680	177,013
New York Community Bancorp, Inc.	11,790	163,999
International Bancshares Corp.	7,621	161,184
WR Berkley Corp.	3,173	114,609
Fulton Financial Corp.	9,930	104,265

Total Financials		7,968,656

INDUSTRIALS—22.6%
Exelis, Inc.	69,450	869,514
ITT Corp.	34,450	790,283
URS Corp.	13,995	595,067
Huntington Ingalls Industries, Inc.*	12,940	520,706
Oshkosh Corp.*	21,850	506,265
JetBlue Airways Corp.*	103,346	505,362
General Cable Corp.*	16,000	465,280
AECOM Technology Corp.*	15,096	337,698
Manpower, Inc.	6,248	295,968
UTI Worldwide, Inc.	15,580	268,443
Con-way, Inc.	7,376	240,531
Terex Corp.*	10,670	240,075
KBR, Inc.	5,759	204,732
Brink’s Co.	6,476	154,582
Harsco Corp.	6,444	151,176
AGCO Corp.*	2,300	108,583

Total Industrials		6,254,265

INFORMATION TECHNOLOGY—13.9%
Avnet, Inc.*	15,043	547,414
Ingram Micro, Inc. — Class A*	29,414	545,924
Arrow Electronics, Inc.*	11,911	499,905
Tech Data Corp.*	8,955	485,898

	SHARES	VALUE
MEMC Electronic Materials, Inc.*	104,540	$377,388
Vishay Intertechnology, Inc.*	23,800	289,408
Tellabs, Inc.	69,593	281,852
Itron, Inc.*	5,880	267,011
International Rectifier Corp.*	7,540	173,948
CoreLogic, Inc.*	9,327	152,217
Monster Worldwide, Inc.*	14,450	140,888
Fairchild Semiconductor International, Inc. — Class A*	8,290	121,863

Total Information Technology		3,883,716

CONSUMER DISCRETIONARY—13.7%
Collective Brands, Inc.*	32,791	644,671
Office Depot, Inc.*	108,880	375,636
American Greetings Corp. — Class A	20,731	318,014
Regis Corp.	15,827	291,692
Scholastic Corp.	8,198	289,225
Valassis Communications, Inc.*	11,240	258,520
Thor Industries, Inc.	7,490	236,384
Barnes & Noble, Inc.*	16,233	215,087
RadioShack Corp.	31,686	197,087
New York Times Co. — Class A*	28,200	191,478
KB Home	20,759	184,755
Saks, Inc.*	15,170	176,124
Mohawk Industries, Inc.*	2,475	164,612
Wendy’s Co.	28,055	140,555
Bob Evans Farms, Inc.	3,566	134,510

Total Consumer Discretionary		3,818,350

HEALTH CARE—6.7%
Community Health Systems, Inc.*	28,967	644,226
Health Net, Inc.*	11,275	447,843
Owens & Minor, Inc.	10,195	310,030
LifePoint Hospitals, Inc.*	5,257	207,336
Omnicare, Inc.	3,620	128,763
Health Management Associates, Inc. — Class A*	17,530	117,802

Total Health Care		1,856,000

MATERIALS—5.4%
Commercial Metals Co.	15,386	228,020
Steel Dynamics, Inc.	14,140	205,596
Ashland, Inc.	2,895	176,769
Reliance Steel & Aluminum Co.	3,083	174,128
Greif, Inc. — Class A	2,920	163,286
Worthington Industries, Inc.	8,346	160,076
Louisiana-Pacific Corp.*	15,360	143,616
Cabot Corp.	2,985	127,400
Cytec Industries, Inc.	2,070	125,835

Total Materials		1,504,726

CONSUMER STAPLES—2.8%
Smithfield Foods, Inc.*	15,210	335,077
Universal Corp.	6,954	324,056
Harris Teeter Supermarkets, Inc.*	3,338	133,854

Total Consumer Staples		792,987

164 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P MIDCAP 400 PURE VALUE FUND

	SHARES	VALUE
ENERGY - 2.7%
World Fuel Services Corp.	6,710	$275,111
HollyFrontier Corp.	8,335	267,970
Arch Coal, Inc.	7,700	82,467
Patriot Coal Corp.*	11,610	72,446
Quicksilver Resources, Inc.*	12,760	64,310

Total Energy		762,304

UTILITIES—1.8%
Great Plains Energy, Inc.	6,446	130,661
UGI Corp.	4,777	130,173
N.V. Energy, Inc.	7,608	122,641
Atmos Energy Corp.	3,676	115,647

Total Utilities		499,122

TELECOMMUNICATION SERVICES—1.0%
Telephone & Data Systems, Inc.	12,565	290,880

Total Common Stocks (Cost $24,782,937)		27,631,006

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 0.6%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$120,750	$120,750
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01%due 04/02/12	33,973	33,973
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	15,589	15,589
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	9,030	9,030

Total Repurchase Agreements (Cost $179,342)		179,342

Total Investments – 99.9% (Cost $24,962,279)		$27,810,348

Other Assets & Liabilities, net – 0.1%		38,422

Total Net Assets – 100.0%		$27,848,770

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 165

S&P MIDCAP 400 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value
(cost $24,782,937)	$27,631,006
Repurchase agreements, at value
(cost $179,342)	179,342

Total investments
(cost $24,962,279)	27,810,348
Receivables:
Fund shares sold	57,927
Dividends	33,039

Total assets	27,901,314

LIABILITIES:
Payable for:
Management fees	14,885
Distribution and service fees	6,298
Fund shares redeemed	5,723
Transfer agent and administrative fees	4,962
Portfolio accounting fees	1,984
Miscellaneous	18,692

Total liabilities	52,544

NET ASSETS	$27,848,770

NET ASSETS CONSIST OF:
Paid in capital	$35,129,551
Undistributed net investment income	—
Accumulated net realized loss on investments	(10,128,850)
Net unrealized appreciation on investments	2,848,069

Net assets	$27,848,770

A-CLASS:
Net assets	$6,817,203
Capital shares outstanding	220,737
Net asset value per share	$30.88

Maximum offering price per share
(Net asset value divided by 95.25%)	$32.42

C-CLASS:
Net assets	$2,193,966
Capital shares outstanding	76,221
Net asset value per share	$28.78

H-CLASS:
Net assets	$18,837,601
Capital shares outstanding	610,350
Net asset value per share	$30.86

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$470,381
Interest	87

Total investment income	470,468

EXPENSES:
Management fees	228,734
Transfer agent and administrative fees	76,244
Distribution and service fees:
A-Class	2,740
C-Class	17,055
H-Class	69,241
Portfolio accounting fees	30,498
Custodian fees	7,828
Trustees’ fees*	3,467
Miscellaneous	37,589

Total expenses	473,396

Net investment loss	(2,928)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,788,943)

Net realized loss	(4,788,943)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,979,874)

Net change in unrealized appreciation (depreciation)	(3,979,874)

Net realized and unrealized loss	(8,768,817)

Net decrease in net assets resulting from operations	$(8,771,745)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

166 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,928)	$(129,387)
Net realized loss on investments	(4,788,943)	(606,918)
Net change in unrealized appreciation (depreciation) on investments	(3,979,874)	(15,191,426)

Net decrease in net assets resulting from operations	(8,771,745)	(15,927,731)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	—	(4,094)
C-Class	—	(10,678)
H-Class	—	(217,178)
Net realized gains
A-Class	—	(62,048)
C-Class	—	(161,851)
H-Class	—	(3,291,876)

Total distributions to shareholders	—	(3,747,725)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	16,598,230	47,393,406
C-Class	4,792,154	3,405,437
H-Class	201,968,886	300,937,705
DISTRIBUTIONS REINVESTED
A-Class	—	59,087
C-Class	—	169,667
H-Class	—	3,493,240
COST OF SHARES REDEEMED
A-Class	(10,504,241)	(54,039,897)
C-Class	(4,830,228)	(3,799,622)
H-Class	(228,706,063)	(433,465,765)

Net decrease from capital share transactions	(20,681,262)	(135,846,742)

Net decrease in net assets	(29,453,007)	(155,522,198)

NET ASSETS:
Beginning of year	57,301,777	212,823,975

End of year	$27,848,770	$57,301,777

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	542,524	1,703,485
C-Class	184,166	120,225
H-Class	7,008,305	10,052,190
Shares issued from reinvestment of distributions
A-Class	—	2,048
C-Class	—	6,245
H-Class	—	121,125
Shares redeemed
A-Class	(346,750)	(2,038,144)
C-Class	(186,183)	(133,794)
H-Class	(8,123,063)	(15,002,876)

Net decrease in shares	(921,001)	(5,169,496)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 167

S&P MIDCAP 400 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
A-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$31.43	$30.45	$13.68	$29.72	$36.58

Income (loss) from investment operations:
Net investment income[a]	.06	.02	.12	.47	.44
Net gain (loss) on investments (realized and unrealized)	(.61)	3.64	16.75	(16.51)	(6.37)

Total from investment operations	(.55)	3.66	16.87	(16.04)	(5.93)

Less distributions from:
Net investment income	—	(.17)	(.10)	—	(.93)
Net realized gains	—	(2.51)	—	—	—

Total distributions	—	(2.68)	(.10)	—	(.93)

Net asset value, end of period	$30.88	$31.43	$30.45	$13.68	$29.72

Total Return[b]	(1.75%)	12.81%	123.41%	(53.97%)	(16.45%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,817	$785	$10,888	$100	$2,797

Ratios to average net assets:
Net investment income	0.22%	0.08%	0.43%	1.66%	1.25%
Total expenses	1.49%	1.53%	1.52%	1.54%	1.53%

Portfolio turnover rate	619%	407%	443%	977%	297%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$29.53	$28.96	$13.12	$28.78	$35.75

Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	(.23)	(.06)	.39	.30
Net gain (loss) on investments (realized and unrealized)	(.59)	3.48	16.00	(16.05)	(6.34)

Total from investment operations	(.75)	3.25	15.94	(15.66)	(6.04)

Less distributions from:
Net investment income	—	(.17)	(.10)	—	(.93)
Net realized gains	—	(2.51)	—	—	—

Total distributions	—	(2.68)	(.10)	—	(.93)

Net asset value, end of period	$28.78	$29.53	$28.96	$13.12	$28.78

Total Return[b]	(2.54%)	12.03%	121.59%	(54.41%)	(17.15%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,194	$2,311	$2,478	$627	$1,082

Ratios to average net assets:
Net investment income (loss)	(0.60%)	(0.83%)	(0.24%)	1.58%	0.88%
Total expenses	2.26%	2.30%	2.29%	2.29%	2.28%

Portfolio turnover rate	619%	407%	443%	977%	297%

168 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400 PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
H-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$31.42	$30.43	$13.67	$29.71	$36.58

Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.06)	.10	.47	.35
Net gain (loss) on investments (realized and unrealized)	(.57)	3.73	16.76	(16.51)	(6.29)

Total from investment operations	(.56)	3.67	16.86	(16.04)	(5.94)

Less distributions from:
Net investment income	—	(.17)	(.10)	—	(.93)
Net realized gains	—	(2.51)	—	—	—

Total distributions	—	(2.68)	(.10)	—	(.93)

Net asset value, end of period	$30.86	$31.42	$30.43	$13.67	$29.71

Total Return[b]	(1.78%)	12.85%	123.43%	(53.99%)	(16.48%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,838	$54,206	$199,458	$3,985	$6,512
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.19%)	0.37%	2.01%	0.96%
Total expenses	1.51%	1.54%	1.53%	1.54%	1.54%

Portfolio turnover rate	619%	407%	443%	977%	297%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 169

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P SMALLCAP 600 PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600 Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2012, S&P SmallCap 600 Pure Growth Fund H-Class returned 5.27%, compared with 7.24% for the S&P SmallCap 600 Pure Growth Index*. S&P SmallCap 600 Pure Growth Fund maintained a daily correlation of over 99% to its benchmark. Small-cap growth stocks significantly outperformed small-cap value stocks during the period.

Health Care stocks, which make up about 21% of the index, contributed most to return, followed by Consumer Discretionary. Detracting from return were the Telecommunication Services and Industrials sectors.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Questcor Pharmaceuticals, Inc., Sturm Ruger & Co. and Hi-Tech Pharmacal Co., Inc. The leading detractors from return were Smith Micro Software, Inc., Interactive Intelligence Group, Inc. and TriQuint Semiconductor, Inc.

*The S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Buffalo Wild Wings, Inc.	1.4%
Coinstar, Inc.	1.4%
MWI Veterinary Supply, Inc.	1.3%
Cirrus Logic, Inc.	1.2%
Veeco Instruments, Inc.	1.2%
Zoll Medical Corp.	1.1%
Sourcefire, Inc.	1.1%
SEACOR Holdings, Inc.	1.1%
Allegiant Travel Co. — Class A	1.1%
Sturm Ruger & Company, Inc.	1.0%

Top Ten Total	11.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

170 | THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/31/12

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	5.30%	3.96%	7.08%
A-Class Shares with sales charge‡	0.29%	2.95%	6.39%
S&P SmallCap 600 Pure
Growth Index	7.24%	6.28%	9.54%
			(02/20/04)
C-Class Shares	4.50%	3.19%	5.55%
C-Class Shares with CDSC†	3.50%	3.19%	5.55%
H-Class Shares	5.27%	3.95%	6.30%
S&P SmallCap 600 Pure
Growth Index	7.24%	6.28%	9.24%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  171

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P SMALLCAP 600 PURE GROWTH FUND

	SHARES	VALUE
COMMON STOCKS†—99.2%

INFORMATION TECHNOLOGY—27.8%
Cirrus Logic, Inc.*	16,621	$395,580
Veeco Instruments, Inc.*	13,292	380,151
Sourcefire, Inc.*	7,439	358,039
Kulicke & Soffa Industries, Inc.*	26,654	331,309
Hittite Microwave Corp.*	6,032	327,598
CACI International, Inc. — Class A*	5,240	326,399
CommVault Systems, Inc.*	6,066	301,116
Exar Corp.*	34,925	293,370
Volterra Semiconductor Corp.*	8,453	290,910
MicroStrategy, Inc. — Class A*	2,045	286,301
Synaptics, Inc.*	7,140	260,681
Power Integrations, Inc.	6,914	256,648
Littelfuse, Inc.	4,085	256,129
InfoSpace, Inc.*	19,465	249,346
LogMeIn, Inc.*	6,550	230,757
Cognex Corp.	5,345	226,415
MAXIMUS, Inc.	5,477	222,750
Entropic Communications, Inc.*	37,961	221,313
Rubicon Technology, Inc.*	21,181	220,918
Tyler Technologies, Inc.*	5,713	219,436
DTS, Inc.*	7,240	218,793
Ebix, Inc.	9,231	213,790
MTS Systems Corp.	3,405	180,771
Cymer, Inc.*	3,530	176,500
OSI Systems, Inc.*	2,780	170,414
Interactive Intelligence Group, Inc.*	5,458	166,524
Websense, Inc.*	7,668	161,718
Cabot Microelectronics Corp.	3,766	146,422
Netscout Systems, Inc.*	7,116	144,739
LivePerson, Inc.*	8,596	144,155
Stamps.com, Inc.*	4,927	137,365
Manhattan Associates, Inc.*	2,890	137,362
Netgear, Inc.*	3,554	135,763
Opnet Technologies, Inc.	4,668	135,372
Viasat, Inc.*	2,799	134,940
comScore, Inc.*	6,033	129,046
FARO Technologies, Inc.*	2,162	126,109
Blackbaud, Inc.	3,657	121,522
j2 Global, Inc.	4,090	117,301
Synchronoss Technologies, Inc.*	3,585	114,433
JDA Software Group, Inc.*	4,025	110,607
Liquidity Services, Inc.*	2,266	101,517
Forrester Research, Inc.	3,127	101,315
Taleo Corp. — Class A*	2,072	95,167
Ceva, Inc.*	3,740	84,935

Total Information Technology		9,161,746

HEALTH CARE—22.2%
MWI Veterinary Supply, Inc.*	4,814	423,632
Zoll Medical Corp.*	3,883	359,683
Medidata Solutions, Inc.*	12,070	321,545
Magellan Health Services, Inc.*	6,460	315,313

	SHARES	VALUE
Hi-Tech Pharmacal Company, Inc.*	8,622	$309,787
ICU Medical, Inc.*	6,230	306,267
Haemonetics Corp.*	4,360	303,805
NuVasive, Inc.*	17,854	300,661
Momenta Pharmaceuticals, Inc.*	19,569	299,797
Cubist Pharmaceuticals, Inc.*	6,900	298,425
Quality Systems, Inc.	6,533	285,688
Chemed Corp.	4,555	285,506
Computer Programs & Systems, Inc.	4,875	275,535
Air Methods Corp.*	3,078	268,556
Cyberonics, Inc.*	6,845	261,000
Neogen Corp.*	6,562	256,377
IPC The Hospitalist Company, Inc.*	6,658	245,747
Medicines Co.*	12,185	244,553
Analogic Corp.	3,510	237,065
Questcor Pharmaceuticals, Inc.*	6,180	232,492
Corvel Corp.*	5,676	226,416
Viropharma, Inc.*	7,353	221,105
Landauer, Inc.	4,145	219,768
Ensign Group, Inc.	7,476	203,048
Arqule, Inc.*	27,982	196,154
Abaxis, Inc.*	4,430	129,046
Salix Pharmaceuticals Ltd.*	2,443	128,258
Akorn, Inc.*	10,520	123,084

Total Health Care		7,278,313

CONSUMER DISCRETIONARY—19.9%
Buffalo Wild Wings, Inc.*	5,173	469,138
Coinstar, Inc.*	7,215	458,513
Sturm Ruger & Company, Inc.	6,826	335,157
Peet’s Coffee & Tea, Inc.*	4,445	327,597
Steven Madden Ltd.*	7,094	303,269
BJ’s Restaurants, Inc.*	5,969	300,539
Buckle, Inc.	6,140	294,105
Capella Education Co.*	8,123	292,022
Biglari Holdings, Inc.*	718	289,246
DineEquity, Inc.*	5,735	284,456
Jos A. Bank Clothiers, Inc.*	5,449	274,684
Hibbett Sports, Inc.*	4,979	271,604
American Public Education, Inc.*	7,035	267,330
Genesco, Inc.*	3,638	260,663
Rue21, Inc.*	8,356	245,165
CEC Entertainment, Inc.	6,198	234,966
Monro Muffler Brake, Inc.	5,550	230,270
Vitamin Shoppe, Inc.*	4,593	203,057
True Religion Apparel, Inc.*	6,687	183,224
iRobot Corp.*	6,342	172,883
National Presto Industries, Inc.	2,249	170,609
Children’s Place Retail Stores, Inc.*	3,182	164,414
Arbitron, Inc.	4,068	150,435
Papa John’s International, Inc.*	3,775	142,167
Wolverine World Wide, Inc.	2,990	111,168
Blue Nile, Inc.*	3,043	100,358

Total Consumer Discretionary		6,537,039

172 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P SMALLCAP 600 PURE GROWTH FUND

	SHARES	VALUE
INDUSTRIALS—9.0%
Allegiant Travel Co. — Class A*	6,431	$350,490
American Science & Engineering, Inc.	4,790	321,169
Cubic Corp.	5,895	278,715
Dolan Co.*	26,718	243,401
Exponent, Inc.*	4,305	208,879
Toro Co.	2,655	188,797
Franklin Electric Company, Inc.	3,825	187,693
GT Advanced Technologies, Inc.*	21,812	180,385
AZZ, Inc.	3,345	172,736
Teledyne Technologies, Inc.*	2,696	169,983
Lindsay Corp.	2,393	158,584
II-VI, Inc.*	6,680	157,982
Higher One Holdings, Inc.*	8,483	126,821
Forward Air Corp.	3,030	111,110
Aerovironment, Inc.*	3,456	92,655

Total Industrials		2,949,400

FINANCIALS—7.3%
Portfolio Recovery Associates, Inc.*	4,517	323,959
World Acceptance Corp.*	4,584	280,770
Cash America International, Inc.	5,166	247,606
Infinity Property & Casualty Corp.	4,501	235,537
Ezcorp, Inc. — Class A*	7,210	234,001
Financial Engines, Inc.*	8,805	196,880
ProAssurance Corp.	2,180	192,080
First Cash Financial Services, Inc.*	3,514	150,715
PS Business Parks, Inc.	2,205	144,516
Mid-America Apartment Communities, Inc.	2,079	139,355
RLI Corp.	1,915	137,191
EastGroup Properties, Inc.	2,239	112,443

Total Financials		2,395,053

CONSUMER STAPLES—5.1%
Casey’s General Stores, Inc.	5,225	289,779
Sanderson Farms, Inc.	5,368	284,664
Boston Beer Company, Inc. — Class A*	2,659	283,955
TreeHouse Foods, Inc.*	4,152	247,044
Medifast, Inc.*	12,592	219,856
J&J Snack Foods Corp.	4,080	214,037
WD-40 Co.	2,766	125,438

Total Consumer Staples		1,664,773

ENERGY—4.2%
SEACOR Holdings, Inc.*	3,719	356,205
Contango Oil & Gas Co.*	4,778	281,472
GeoResources, Inc.*	7,820	256,027
Lufkin Industries, Inc.	2,191	176,704
Approach Resources, Inc.*	4,185	154,636
OYO Geospace Corp.*	1,450	152,729

Total Energy		1,377,773

	SHARES	VALUE
MATERIALS—2.2%
Hawkins, Inc.	6,026	$224,167
Deltic Timber Corp.	2,895	183,225
Schweitzer-Mauduit International, Inc.	2,464	170,164
Balchem Corp.	4,896	148,104

Total Materials		725,660

UTILITIES—0.8%
American States Water Co.	3,485	125,948
South Jersey Industries, Inc.	2,500	125,100

Total Utilities		251,048

TELECOMMUNICATION SERVICES—0.7%
Atlantic Tele-Network, Inc.	6,140	223,250

Total Common Stocks (Cost $27,288,679)		32,564,055

	FACE
	AMOUNT
REPURCHASE AGREEMENTS††,1—1.5%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$321,827	321,827
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	90,546	90,546
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	41,548	41,548
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	24,066	24,066

Total Repurchase Agreements (Cost $477,987)		477,987
Total Investments – 100.7% (Cost $27,766,666)		$33,042,042

Other Assets & Liabilities, net – (0.7)%		(242,196)

Total Net Assets – 100.0%		$32,799,846

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 173

S&P SMALLCAP 600 PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $27,288,679)	$32,564,055
Repurchase agreements, at value (cost $477,987)	477,987

Total investments (cost $27,766,666)	33,042,042
Receivables:
Fund shares sold	66,296
Dividends	12,832

Total assets	33,121,170

LIABILITIES:
Payable for:
Fund shares redeemed	249,649
Management fees	20,593
Distribution and service fees	8,386
Transfer agent and administrative fees	6,864
Portfolio accounting fees	2,746
Miscellaneous	33,086

Total liabilities	321,324

NET ASSETS	$32,799,846

NET ASSETS CONSIST OF:
Paid in capital	$41,326,264
Accumulated net investment loss	(9,714)
Accumulated net realized loss on investments	(13,792,080)
Net unrealized appreciation on investments	5,275,376

Net assets	$32,799,846

A-CLASS:
Net assets	$1,017,900
Capital shares outstanding	26,807
Net asset value per share	$37.97

Maximum offering price per share (Net asset value divided by 95.25%)	$39.86

C-CLASS:
Net assets	$2,567,900
Capital shares outstanding	71,744
Net asset value per share	$35.79

H-CLASS:
Net assets	$29,214,046
Capital shares outstanding	769,352
Net asset value per share	$37.97

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$236,479
Interest	125

Total investment income	236,604

EXPENSES:
Management fees	417,528
Transfer agent and administrative fees	139,176
Distribution and service fees:
A-Class	5,308
C-Class	27,095
H-Class	127,094
Portfolio accounting fees	55,670
Custodian fees	14,221
Trustees’ fees*	7,131
Miscellaneous	70,371

Total expenses	863,594

Net investment loss	(626,990)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,318,234)

Net realized loss	(3,318,234)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,577,483)

Net change in unrealized appreciation (depreciation)	(9,577,483)

Net realized and unrealized loss	(12,895,717)

Net decrease in net assets resulting from operations	$(13,522,707)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

174 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600 PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(626,990)	$(524,500)
Net realized loss on investments	(3,318,234)	(2,358,973)
Net change in unrealized appreciation (depreciation) on investments	(9,577,483)	11,640,140

Net increase (decrease) in net assets resulting from operations	(13,522,707)	8,756,667

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	29,768,714	22,007,416
C-Class	6,213,193	5,904,587
H-Class	307,332,512	414,097,385
COST OF SHARES REDEEMED
A-Class	(31,305,259)	(20,788,528)
C-Class	(6,576,491)	(4,935,070)
H-Class	(356,380,909)	(340,251,324)

Net increase (decrease) from capital share transactions	(50,948,240)	76,034,466

Net increase (decrease) in net assets	(64,470,947)	84,791,133
NET ASSETS:
Beginning of year	97,270,793	12,479,660

End of year	$32,799,846	$97,270,793

Accumulated net investment loss at end of year	$(9,714)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	911,948	759,208
C-Class	183,065	197,736
H-Class	8,576,270	13,305,001
Shares redeemed
A-Class	(943,812)	(726,863)
C-Class	(201,004)	(168,877)
H-Class	(10,359,949)	(11,105,623)

Net increase (decrease) in shares	(1,833,482)	2,260,582

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 175

S&P SMALLCAP 600 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$36.06	$28.49	$16.93	$27.43	$32.61

Income (loss) from investment operations:
Net investment loss[a]	(.35)	(.34)	(.28)	(.19)	(.13)
Net gain (loss) on investments (realized and unrealized)	2.26	7.91	11.84	(10.31)	(3.72)

Total from investment operations	1.91	7.57	11.56	(10.50)	(3.85)

Less distributions from:
Net realized gains	—	—	—	—	(1.33)

Total distributions	—	—	—	—	(1.33)

Net asset value, end of period	$37.97	$36.06	$28.49	$16.93	$27.43

Total Return[b]	5.30%	26.57%	68.28%	(33.28%)	(12.27%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,018	$2,115	$750	$117	$1,938

Ratios to average net assets:
Net investment loss	(1.00%)	(1.15%)	(1.15%)	(0.73%)	(0.40%)
Total expenses	1.52%	1.54%	1.54%	1.54%	1.52%

Portfolio turnover rate	500%	732%	1,476%	1,066%	834%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$34.25	$27.25	$16.32	$26.65	$31.94

Income (loss) from investment operations:
Net investment loss[a]	(.57)	(.54)	(.42)	(.32)	(.51)
Net gain (loss) on investments (realized and unrealized)	2.11	7.54	11.35	(10.01)	(3.45)

Total from investment operations	1.54	7.00	10.93	(10.33)	(3.96)

Less distributions from:
Net realized gains	—	—	—	—	(1.33)

Total distributions	—	—	—	—	(1.33)

Net asset value, end of period	$35.79	$34.25	$27.25	$16.32	$26.65

Total Return[b]	4.50%	25.69%	66.97%	(38.76%)	(12.88%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,568	$3,072	$1,658	$369	$1,980

Ratios to average net assets:
Net investment loss	(1.71%)	(1.80%)	(1.82%)	(1.28%)	(1.57%)
Total expenses	2.26%	2.29%	2.28%	2.29%	2.29%

Portfolio turnover rate	500%	732%	1,476%	1,066%	834%

176 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600 PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$36.07	$28.48	$16.94	$27.45	$32.62

Income (loss) from investment operations:
Net investment loss[a]	(.39)	(.34)	(.25)	(.13)	(.26)
Net gain (loss) on investments (realized and unrealized)	2.29	7.93	11.79	(10.38)	(3.58)

Total from investment operations	1.90	7.59	11.54	(10.51)	(3.84)

Less distributions from:
Net realized gains	—	—	—	—	(1.33)

Total distributions	—	—	—	—	(1.33)

Net asset value, end of period	$37.97	$36.07	$28.48	$16.94	$27.45

Total Return[b]	5.27%	26.65%	68.12%	(38.29%)	(12.23%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,214	$92,084	$10,072	$9,795	$6,259

Ratios to average net assets:
Net investment loss	(1.10%)	(1.07%)	(1.05%)	(0.55%)	(0.79%)
Total expenses	1.52%	1.55%	1.53%	1.56%	1.53%

Portfolio turnover rate	500%	732%	1,476%	1,066%	834%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 177

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

S&P SMALLCAP 600 PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600 Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2012, S&P SmallCap 600 Pure Value Fund H-Class returned -2.19%, compared with 1.35% for the S&P SmallCap 600 Pure Value Index*. S&P SmallCap 600 Pure Value Fund maintained a daily correlation of over 99% to its benchmark. Small-cap growth stocks significantly outperformed small-cap value stocks during the period.

Consumer Discretionary sector contributed the most to return, followed by the Health Care and Materials sectors. Sectors detracting the most from return were Information Technology, Industrials and Consumer Staples.

The stocks contributing the most to return in the S&P SmallCap 600 Pure Value Index were VOXX International Corp., Lithia Motors, Inc., Class A and Kendle International, Inc. The largest detractors from return were Christopher & Banks Corp., CIBER, Inc. and School Specialty, Inc.

*The S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
VOXX International Corp. — Class A	2.3%
Gentiva Health Services, Inc.	1.9%
Marriott Vacations Worldwide Corp.	1.8%
Amedisys, Inc.	1.7%
Perry Ellis International, Inc.	1.6%
Tuesday Morning Corp.	1.6%
Almost Family, Inc.	1.5%
Career Education Corp.	1.4%
Healthways, Inc.	1.4%
OfficeMax, Inc.	1.3%

Top Ten Total	16.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

178  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-2.01%	-3.28%	2.62%
A-Class Shares with sales charge‡	-6.67%	-4.21%	1.97%
S&P SmallCap 600 Pure Value Index	1.35%	0.70%	7.19%
			(02/20/04)
C-Class Shares	-2.84%	-4.06%	1.77%
C-Class Shares with CDSC†	-3.81%	-4.06%	1.77%
H-Class Shares	-2.19%	-3.32%	2.55%
S&P SmallCap 600 Pure Value Index	1.35%	0.70%	6.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  179

SCHEDULE OF INVESTMENTS	March 31, 2012
S&P SMALLCAP 600 PURE VALUE FUND

	SHARES	VALUE
COMMON STOCKS† — 99.5%

CONSUMER DISCRETIONARY — 34.3%
VOXX International Corp. — Class A*	45,348	$614,919
Marriott Vacations Worldwide Corp.*	17,546	500,236
Perry Ellis International, Inc.*	23,208	433,293
Tuesday Morning Corp.*	110,385	423,878
Career Education Corp.*	48,136	387,976
OfficeMax, Inc.*	64,451	368,659
Boyd Gaming Corp.*	45,259	354,831
Lincoln Educational Services Corp.	41,924	331,619
MarineMax, Inc.*	39,991	329,126
Ruby Tuesday, Inc.*	31,383	286,527
Brown Shoe Company, Inc.	30,685	283,222
Skechers U.S.A., Inc. — Class A*	21,919	278,810
Quiksilver, Inc.*	65,542	264,790
Stage Stores, Inc.	15,719	255,277
PEP Boys-Manny Moe & Jack	16,303	243,241
Sonic Automotive, Inc. — Class A	13,460	241,069
Stein Mart, Inc.*	36,438	240,491
Corinthian Colleges, Inc.*	53,914	223,204
Callaway Golf Co.	32,081	216,867
Fred’s, Inc. — Class A	13,598	198,667
Group 1 Automotive, Inc.	3,487	195,865
Spartan Motors, Inc.	36,533	193,259
O’Charleys, Inc.*	18,551	182,542
Big 5 Sporting Goods Corp.	22,938	179,834
Standard Pacific Corp.*	35,925	160,225
M/I Homes, Inc.*	12,683	156,762
Lithia Motors, Inc. — Class A	5,872	153,846
Winnebago Industries, Inc.*	15,267	149,617
Coldwater Creek, Inc.*	127,244	147,603
Superior Industries International, Inc.	7,390	144,401
EW Scripps Co. — Class A*	12,397	122,358
La-Z-Boy, Inc.*	7,382	110,435
Haverty Furniture Companies, Inc.	9,841	109,235
Zale Corp.*	32,623	100,805
Ruth’s Hospitality Group, Inc.*	13,263	100,666
Christopher & Banks Corp.	53,408	99,339
Universal Electronics, Inc.*	4,574	91,389
Cabela’s, Inc.*	2,222	84,769
Red Robin Gourmet Burgers, Inc.*	2,162	80,405
Live Nation Entertainment, Inc.*	8,132	76,441
Harte-Hanks, Inc.	7,745	70,092
Jakks Pacific, Inc.	3,917	68,352
Jack in the Box, Inc.*	2,758	66,109

Total Consumer Discretionary		9,321,051

INDUSTRIALS—13.8%
SkyWest, Inc.	29,378	324,627
Kelly Services, Inc. — Class A	18,208	291,146
Orion Marine Group, Inc.*	40,093	289,873
Universal Forest Products, Inc.	6,972	240,395
CDI Corp.	13,130	235,421
AAR Corp.	11,488	209,656
Griffon Corp.	18,739	200,507
Briggs & Stratton Corp.	9,603	172,181

	SHARES	VALUE
ABM Industries, Inc.	6,363	$154,621
Lawson Products, Inc.	10,103	152,656
Aegion Corp. — Class A*	7,633	136,096
Lydall, Inc.*	12,903	131,482
EnerSys*	3,712	128,621
Arkansas Best Corp.	6,788	127,682
Comfort Systems USA, Inc.	11,487	125,323
United Stationers, Inc.	3,774	117,107
Viad Corp.	5,634	109,469
G&K Services, Inc. — Class A	2,711	92,716
Standard Register Co.	71,413	89,266
Apogee Enterprises, Inc.	6,093	78,904
EMCOR Group, Inc.	2,693	74,650
Standex International Corp.	1,788	73,648
Insperity, Inc.	2,371	72,647
Geo Group, Inc.*	3,652	69,425
Powell Industries, Inc.*	1,963	67,233

Total Industrials		3,765,352

INFORMATION TECHNOLOGY—13.7%
SYNNEX Corp.*	8,663	330,406
Insight Enterprises, Inc.*	14,851	325,681
Benchmark Electronics, Inc.*	17,501	288,592
Radisys Corp.*	36,851	272,697
Black Box Corp.	8,035	204,972
Intevac, Inc.*	19,717	167,595
United Online, Inc.	28,922	141,429
Sigma Designs, Inc.*	26,788	138,761
Scansource, Inc.*	3,683	137,450
CTS Corp.	12,967	136,413
Cohu, Inc.	11,430	129,959
Digital Generation, Inc.*	12,508	127,707
NCI, Inc. — Class A*	19,801	126,529
Checkpoint Systems, Inc.*	11,086	125,050
Avid Technology, Inc.*	10,748	118,228
Novatel Wireless, Inc.*	32,646	109,364
Plexus Corp.*	3,109	108,784
Brightpoint, Inc.*	13,351	107,476
Pericom Semiconductor Corp.*	12,363	100,017
Advanced Energy Industries, Inc.*	7,448	97,718
CIBER, Inc.*	21,918	92,932
Anixter International, Inc.*	1,269	92,041
TTM Technologies, Inc.*	7,621	87,565
Bel Fuse, Inc. — Class B	4,655	82,254
DSP Group, Inc.*	10,169	67,726

Total Information Technology		3,717,346

FINANCIALS—12.4%
Stewart Information Services Corp.	24,062	341,922
Horace Mann Educators Corp.	19,398	341,793
Piper Jaffray Cos.*	9,589	255,259
Investment Technology Group, Inc.*	15,265	182,569
Presidential Life Corp.	15,905	181,794
Delphi Financial Group, Inc. — Class A	3,886	173,976
Tower Group, Inc.	7,747	173,766
Selective Insurance Group, Inc.	8,830	155,496
Susquehanna Bancshares, Inc.	15,393	152,083
First Commonwealth Financial Corp.	23,970	146,696

180 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
S&P SMALLCAP 600 PURE VALUE FUND

	SHARES	VALUE
First BanCorp*	32,050	$141,020
Wintrust Financial Corp.	3,539	126,661
United Fire Group, Inc.	6,998	125,194
Cedar Realty Trust, Inc.	20,812	106,557
PrivateBancorp, Inc.	6,946	105,371
United Community Banks, Inc.*	10,569	103,048
Meadowbrook Insurance Group, Inc.	10,666	99,514
Parkway Properties, Inc.	8,662	90,778
SWS Group, Inc.	15,347	87,785
Safety Insurance Group, Inc.	1,983	82,572
Calamos Asset Management, Inc. — Class A	5,687	74,556
Prospect Capital Corp.	6,314	69,328
National Financial Partners Corp.*	4,452	67,403

Total Financials		3,385,141

HEALTH CARE—11.8%
Gentiva Health Services, Inc.*	59,693	521,718
Amedisys, Inc.*	32,274	466,682
Almost Family, Inc.*	15,378	399,982
Healthways, Inc.*	50,373	370,745
Molina Healthcare, Inc.*	8,960	301,325
LHC Group, Inc.*	14,055	260,439
Kindred Healthcare, Inc.*	28,916	249,834
Cross Country Healthcare, Inc.*	41,544	208,135
PharMerica Corp.*	12,752	158,507
Invacare Corp.	6,901	114,349
Natus Medical, Inc.*	7,515	89,654
Symmetry Medical, Inc.*	10,481	74,101

Total Health Care		3,215,471

MATERIALS—6.2%
OM Group, Inc.*	10,523	289,489
A. Schulman, Inc.	8,909	240,721
Wausau Paper Corp.	18,240	171,091
Materion Corp.*	5,901	169,536
PolyOne Corp.	10,923	157,291
Neenah Paper, Inc.	5,149	153,131
Olympic Steel, Inc.	6,270	150,480
AM Castle & Co.*	11,016	139,352
Century Aluminum Co.*	11,821	104,970
SunCoke Energy, Inc.*	4,405	62,595
AK Steel Holding Corp.	7,726	58,409

Total Materials		1,697,065

CONSUMER STAPLES—4.9%
Seneca Foods Corp. — Class A*	12,264	323,034
Nash Finch Co.	9,765	277,521
Central Garden and Pet Co. — Class A*	23,059	222,058
Spartan Stores, Inc.	11,488	208,163
Andersons, Inc.	4,232	206,056
Alliance One International, Inc.*	22,883	86,269

Total Consumer Staples		1,323,101

	SHARES	VALUE
ENERGY - 2.2%
Exterran Holdings, Inc.*	18,927	$249,646
Matrix Service Co.*	15,359	215,180
Overseas Shipholding Group, Inc.	9,825	124,090

Total Energy		588,916

UTILITIES—0.2%
Laclede Group, Inc.	1,600	62,432

Total Common Stocks (Cost $20,754,485)		27,075,875

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1—0.3%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$62,639	62,639
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	17,624	17,624
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	8,087	8,087
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	4,684	4,684

Total Repurchase Agreements (Cost $93,034)		93,034

Total Investments – 99.8% (Cost $20,847,519)		$27,168,909

Other Assets & Liabilities, net – 0.2%		44,594

Total Net Assets – 100.0%		$27,213,503

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 181

S&P SMALLCAP 600 PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $20,754,485)	$27,075,875
Repurchase agreements, at value (cost $93,034)	93,034

Total investments (cost $20,847,519)	27,168,909
Receivables:
Securities sold	144,883
Dividends	18,091
Fund shares sold	2,838

Total assets	27,334,721

LIABILITIES:
Payable for:
Fund shares redeemed	60,364
Management fees	24,286
Distribution and service fees	9,323
Transfer agent and administrative fees	8,095
Portfolio accounting fees	3,238
Miscellaneous	15,912

Total liabilities	121,218

NET ASSETS	$27,213,503

NET ASSETS CONSIST OF:
Paid in capital	$57,287,166
Accumulated net investment loss	(124,123)
Accumulated net realized loss on investments	(36,270,930)
Net unrealized appreciation on investments	6,321,390

Net assets	$27,213,503

A-CLASS:
Net assets	$961,295
Capital shares outstanding	56,326
Net asset value per share	$17.07

Maximum offering price per share
(Net asset value divided by 95.25%)	$17.92

C-CLASS:
Net assets	$1,954,543
Capital shares outstanding	126,910
Net asset value per share	$15.40

H-CLASS:
Net assets	$24,297,665
Capital shares outstanding	1,429,186
Net asset value per share	$17.00

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$235,878
Interest	128

Total investment income	236,006

EXPENSES:
Management fees	218,124
Transfer agent and administrative fees	72,708
Distribution and service fees:
A-Class	4,505
C-Class	17,677
H-Class	63,783
Portfolio accounting fees	29,083
Custodian fees	8,469
Trustees’ fees*	2,291
Miscellaneous	31,316

Total expenses	447,956

Net investment loss	(211,950)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	738,781
Futures contracts	63,018

Net realized gain	801,799

Net change in unrealized appreciation (depreciation) on: Investments	1,398,357

Net change in unrealized appreciation (depreciation)	1,398,357

Net realized and unrealized gain	2,200,156

Net increase in net assets resulting from operations	$1,988,206

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

182 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600 PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(211,950)	$(496,202)
Net realized gain (loss) on investments	801,799	(32,740,838)
Net change in unrealized appreciation (depreciation) on investments	1,398,357	(23,416,369)

Net increase (decrease) in net assets resulting from operations	1,988,206	(56,653,409)

DISTRIBUTIONS To SHAREHOLDERS FROM:
Net realized gains
A-Class	—	(259,417)
C-Class	—	(594,105)
H-Class	—	(3,228,330)

Total distributions to shareholders	—	(4,081,852)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	1,607,485	87,881,068
C-Class	3,511,546	10,097,253
H-Class	235,758,088	544,333,378
DISTRIBUTIONS REINVESTED
A-Class	—	249,100
C-Class	—	532,082
H-Class	—	3,141,985
COST OF SHARES REDEEMED
A-Class	(8,919,019)	(75,909,416)
C-Class	(3,810,568)	(15,728,991)
H-Class	(229,990,161)	(697,821,686)

Net decrease from capital share transactions	(1,842,629)	(143,225,227)

Net increase (decrease) in net assets	145,577	(203,960,488)

NET ASSETS:
Beginning of year	27,067,926	231,028,414

End of year	$27,213,503	$27,067,926

Accumulated net investment loss at end of year	$(124,123)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	93,288	4,918,837
C-Class	248,404	565,219
H-Class	15,003,556	29,253,756
Shares issued from reinvestment of distributions
A-Class	—	15,637
C-Class	—	36,594
H-Class	—	197,609
Shares redeemed
A-Class	(544,754)	(4,708,722)
C-Class	(262,957)	(952,937)
H- Class	(14,494,039)	(39,594,125)

Net increase (decrease) in shares	43,498	(10,268,132)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 183

S&P SMALLCAP 600 PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$17.42	$19.60	$11.08	$26.56	$35.54

Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.13)	(.13)	.50	.26
Net gain (loss) on investments (realized and unrealized)	(.23)	1.20	15.44	(15.61)	(8.97)

Total from investment operations	(.35)	1.07	15.31	(15.11)	(8.71)

Less distributions from:
Net investment income	—	—	(.03)	(.37)	(.27)
Net realized gains	—	(3.25)	(6.76)	—	—

Total distributions	—	(3.25)	(6.79)	(.37)	(.27)

Net asset value, end of period	$17.07	$17.42	$19.60	$11.08	$26.56

Total Return[b]	(2.01%)	6.98%	150.09%	(57.21%)	(24.54%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$961	$8,845	$5,529	$78	$2,945

Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.73%)	(0.62%)	2.04%	0.82%
Total expenses	1.53%	1.53%	1.53%	1.54%	1.53%

Portfolio turnover rate	744%	692%	443%	878%	566%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
C-Class	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$15.85	$18.27	$10.62	$25.71	$34.68

Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.23)	(.27)	.04	.28
Net gain (loss) on investments (realized and unrealized)	(.25)	1.06	14.71	(14.76)	(8.98)

Total from investment operations	(.45)	.83	14.44	(14.72)	(8.70)

Less distributions from:
Net investment income	—	—	(.03)	(.37)	(.27)
Net realized gains	—	(3.25)	(6.76)	—	—
Total distributions	—	(3.25)	(6.79)	(.37)	(.27)

Net asset value, end of period	$15.40	$15.85	$18.27	$10.62	$25.71

Total Return[b]	(2.84%)	6.12%	148.23%	(57.59%)	(25.12%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,955	$2,243	$8,999	$691	$14,040

Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.37%)	(1.39%)	0.21%	0.99%
Total expenses	2.26%	2.28%	2.28%	2.32%	2.26%

Portfolio turnover rate	744%	692%	443%	878%	566%

184 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600 PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$17.38	$19.57	$11.07	$26.53	$35.51

Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.11)	(.12)	.27	.33
Net gain (loss) on investments (realized and unrealized)	(.27)	1.17	15.41	(15.36)	(9.04)

Total from investment operations	(.38)	1.06	15.29	(15.09)	(8.71)

Less distributions from:
Net investment income	—	—	(.03)	(.37)	(.27)
Net realized gains	—	(3.25)	(6.76)	—	—

Total distributions	—	(3.25)	(6.79)	(.37)	(.27)

Net asset value, end of period	$17.00	$17.38	$19.57	$11.07	$26.53

Total Return[b]	(2.19%)	6.94%	150.07%	(57.20%)	(24.56%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,298	$15,980	$216,500	$21,489	$51,563

Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.56%)	0.62%	1.40%	1.04%
Total expenses	1.49%	1.54%	1.54%	1.55%	1.48%

Portfolio turnover rate	744%	692%	443%	878%	566%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 185

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX 50® Index (the “underlying index”).

For the one-year period ended March 31, 2012, Europe 1.25x Strategy Fund maintained a daily correlation of over 97% to its benchmark of 125% of the daily price movement of the STOXX 50 Index. Europe 1.25x Strategy Fund H-Class returned -10.46% while the STOXX 50 Index* returned -7.29% over the same period.

Consumer Staples was the sector contributing most to return of the index, followed by Health Care. Smaller contributions were recorded from the Energy and Consumer Discretionary sectors. Financials was the leading detractor from return of the index, followed by Materials and Telecommunications Services.

Among the stocks contributing the most to return of the index were British American Tobacco plc ADR, GlaxoSmithKline plc ADR and Roche Holding AG ADR. The stocks detracting most from performance of the index for the period were Telefonica S.A. ADR, Societe Generale S.A. ADR and Siemens AG ADR.

The European sovereign debt crisis continued to weigh on the continent’s stocks over the past 12 months. Equities have done better in early 2012, helped by the monetary easing from the European Central Bank in December, the restructuring of Greece’s debt and the establishment of a global financial emergency fund to fight the debt crisis that now tops $1 trillion.

Germany’s stock market has been the strongest on the continent, although the potential for slowing growth in emerging markets, which could hurt the country’s large exporters, has pared gains recently. Indeed, 53% of European company earnings come from outside the continent, according to some analysts. Although equity valuations are compelling in many instances compared with other major markets, stocks will continue to face headwinds, especially sluggish growth, as countries struggle with debt reduction efforts and austerity measures.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries:

Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	4.6%
HSBC Holdings plc ADR	3.7%
BP plc ADR	3.6%
Novartis AG ADR	3.6%
Vodafone Group plc ADR	3.5%
Royal Dutch Shell plc ADR	2.9%
Total S.A. ADR	2.8%
GlaxoSmithKline plc ADR	2.8%
British American Tobacco plc ADR	2.7%
Sanofi ADR	2.3%

Top Ten Total	32.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

186  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,††

Average Annual Returns*,††
Periods Ended 03/31/12
	1 Year	5 Year	10 Year
C-Class Shares	-11.10%	-12.26%	-1.43%
C-Class Shares with CDSC†	-11.99%	-12.26%	-1.43%
H-Class Shares	-10.46%	-11.61%	-0.65%
STOXX 50 Index (Total Return/Dollars)	-7.29%	-4.66%	3.30%

			Since Inception (03/31/04)
A-Class Shares	-10.60%	-11.63%	-1.14%
A-Class Shares with sales charge‡	-14.84%	-12.48%	-1.74%
STOXX 50 Index (Total Return/Dollars)	-7.29%	-4.66%	3.26%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
††	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  187

SCHEDULE OF INVESTMENTS	March 31, 2012
EUROPE 1.25x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† — 66.8%

FINANCIALS - 13.2%
HSBC Holdings plc ADR	7,322	$325,023
Banco Santander S.A. ADR	19,479	149,403
UBS AG*	9,440	132,349
Deutsche Bank AG	2,375	118,251
Barclays plc ADR	6,419	97,248
Banco Bilbao Vizcaya Argentaria S.A. ADR	11,399	91,078
Credit Suisse Group AG ADR	2,855	81,396
ING Groep N.V. ADR*	9,416	78,341
Allianz SE ADR	5,961	70,757
Societe Generale S.A. ADR	4,716	27,353

Total Financials		1,171,199

HEALTH CARE—12.2%
Novartis AG ADR	5,787	320,658
GlaxoSmithKline plc ADR	5,608	251,855
Sanofi ADR	5,298	205,298
AstraZeneca plc ADR	3,894	173,244
Roche Holding AG ADR	2,971	129,654

Total Health Care		1,080,709

CONSUMER STAPLES—11.6%
Nestle S.A. ADR	6,454	406,602
British American Tobacco plc ADR	2,357	238,576
Diageo plc ADR	1,542	148,803
Unilever N.V.	3,802	129,382
Anheuser-Busch InBev N.V. ADR	1,511	109,880

Total Consumer Staples		1,033,243

ENERGY—11.2%
BP plc ADR	7,181	323,146
Royal Dutch Shell plc ADR	3,726	261,304
Total S.A. ADR	4,936	252,328
ENI SpA ADR	3,314	155,161

Total Energy		991,939

TELECOMMUNICATION SERVICES—6.8%
Vodafone Group plc ADR	11,096	307,026
Telefonica S.A. ADR	8,686	142,537
Deutsche Telekom AG ADR	7,618	91,797
France Telecom S.A. ADR	4,123	61,227

Total Telecommunication Services		602,587

MATERIALS—4.5%
Rio Tinto plc ADR	3,189	177,277
BHP Billiton Ltd. ADR	2,132	154,357
Anglo American plc ADR	3,641	68,487

Total Materials		400,121

INDUSTRIALS—3.4%
Siemens AG ADR	1,816	183,126
ABB Ltd. ADR*	5,710	116,541

Total Industrials		299,667

	SHARES	VALUE
INFORMATION TECHNOLOGY — 2.2%
SAP AG ADR	2,289	$159,818
Nokia Oyj ADR	7,245	39,775

Total Information Technology		199,593

CONSUMER DISCRETIONARY—1.7%
Daimler AG	2,528	152,969

Total Common Stocks (Cost $5,858,137)		5,932,027

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1—51.9%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$3,110,363	3,110,363
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	875,098	875,098
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	401,549	401,549
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	232,591	232,591

Total Repurchase Agreements (Cost $4,619,601)		4,619,601

Total Investments – 118.7% (Cost $10,477,738)		$10,551,628

Other Assets & Liabilities, net – (18.7)%		(1,659,173)

Total Net Assets – 100.0%		$8,892,455

188 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
EUROPE 1.25x STRATEGY FUND

	CONTRACTS	UNREALIZED GAIN (LOSS)
CURRENCY FUTURE CONTRACTS PURCHASED†
June 2012 Euro Currency Futures Contracts (Aggregate Value of Contracts $5,170,025)	31	$26,181

FUTURE CONTRACTS PURCHASED†
June 2012 Euro STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $1,318,453)	41	$(22,114)
June 2012 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $3,794,571)	118	(129,009)

(Total Aggregate Value of Contracts $5,113,024)		$(151,123)

Country Diversification

The pie chart above reflects percentages of the market value of Common Stocks.

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 189

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $5,858,137)	$5,932,027
Repurchase agreements, at value (cost $4,619,601)	4,619,601

Total investments (cost $10,477,738)	10,551,628
Segregated cash with broker	763,722
Due from broker	230,185
Receivables:
Fund shares sold	204,839
Variation margin	105,740
Dividends	15,461
Foreign taxes reclaim	5,832

Total assets	11,877,407

LIABILITIES:
Foreign currency due to broker, at value (cost $230,595)	230,976
Payable for:
Fund shares redeemed	2,482,741
Securities purchased	249,670
Management fees	7,589
Distribution and service fees	2,352
Transfer agent and administrative fees	2,108
Portfolio accounting fees	843
Miscellaneous	8,673

Total liabilities	2,984,952

NET ASSETS	$8,892,455

NET ASSETS CONSIST OF:
Paid in capital	$25,739,015
Undistributed net investment income	121,348
Accumulated net realized loss on investments	(16,916,477)
Net unrealized depreciation on investments	(51,431)

Net assets	$8,892,455

A-CLASS:
Net assets	$694,126
Capital shares outstanding	55,239
Net asset value per share	$12.57

Maximum offering price per share (Net asset value divided by 95.25%)	$13.20

C-CLASS:
Net assets	$439,052
Capital shares outstanding	38,090
Net asset value per share	$11.53

H-CLASS:
Net assets	$7,759,277
Capital shares outstanding	616,439
Net asset value per share	$12.59

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,283)	$386,096
Interest	1,521
Total investment income	387,617
EXPENSES:
Management fees	122,158
Transfer agent and administrative fees	33,933
Distribution and service fees:
A-Class	1,329
C-Class	4,790
H-Class	31,406
Portfolio accounting fees	13,573
Custodian fees	3,377
Trustees’ fees*	1,622
Miscellaneous	18,454

Total expenses	230,642

Net investment income	156,975

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	692,847
Futures contracts	(75,897)
Foreign currency	(16,852)

Net realized gain	600,098

Net change in unrealized appreciation (depreciation) on:
Investments	(2,256,173)
Futures contracts	(258,934)
Foreign currency	(769)

Net change in unrealized appreciation (depreciation)	(2,515,876)
Net realized and unrealized loss	(1,915,778)

Net decrease in net assets resulting from operations	$(1,758,803)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

190 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$156,975	$139,166
Net realized gain (loss) on investments	600,098	(2,967,256)
Net change in unrealized appreciation (depreciation) on investments	(2,515,876)	1,903,749

Net decrease in net assets resulting from operations	(1,758,803)	(924,341)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	9,432,391	24,294,825
C-Class	14,386,018	51,477,462
H-Class	171,570,269	282,350,914
COST OF SHARES REDEEMED
A-Class	(8,804,569)	(23,420,946)
C-Class	(14,574,700)	(52,874,691)
H-Class	(185,689,568)	(266,134,416)

Net increase (decrease) from capital share transactions	(13,680,159)	15,693,148

Net increase (decrease) in net assets	(15,438,962)	14,768,807
NET ASSETS:
Beginning of year	24,331,417	9,562,610

End of year	$8,892,455	$24,331,417

Undistributed/(Accumulated) net investment income/(loss) at end of year	$121,348	$(18,775)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	714,987	1,938,982
C-Class	1,264,090	4,392,090
H-Class	13,533,222	21,984,676
Shares redeemed
A-Class	(692,132)	(1,939,280)
C-Class	(1,275,181)	(4,503,196)
H-Class	(14,569,374)	(20,824,312)

Net increase (decrease) in shares	(1,024,388)	1,048,960

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 191

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.06	$14.18	$8.36	$22.25	$24.13

Income (loss) from investment operations:
Net investment income[a]	.10	.08	.04	.18	.62
Net gain (loss) on investments (realized and unrealized)	(1.59)	(.20)	5.78	(14.07)	(1.57)

Total from investment operations	(1.49)	(.12)	5.82	(13.89)	(.95)

Less distributions from:
Net investment income	—	—	—	—	(.23)
Net realized gains	—	—	—	—	(.70)

Total distributions	—	—	—	—	(.93)

Net asset value, end of period	$12.57	$14.06	$14.18	$8.36	$22.25

Total Return[b]	(10.60%)	(0.85%)	69.62%	(62.43%)	(4.60%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$694	$455	$463	$316	$1,750

Ratios to average net assets:
Net investment income	0.77%	0.66%	0.33%	1.05%	2.42%
Total expenses	1.67%	1.69%	1.66%	1.68%	1.69%

Portfolio turnover rate	318%	515%	1,353%	384%	320%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$12.97	$13.17	$7.83	$21.00	$22.98

Income (loss) from investment operations:
Net investment income (loss)[a]	— [c]	.03	(.04)	.07	.31
Net gain (loss) on investments (realized and unrealized)	(1.44)	(.23)	5.38	(13.24)	(1.36)

Total from investment operations	(1.44)	(.20)	5.34	(13.17)	(1.05)

Less distributions from:
Net investment income	—	—	—	—	(.23)
Net realized gains	—	—	—	—	(.70)
Total distributions	—	—	—	—	(.93)

Net asset value, end of period	$11.53	$12.97	$13.17	$7.83	$21.00

Total Return[b]	(11.10%)	(1.52%)	68.20%	(62.71%)	(5.28%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439	$638	$2,111	$754	$6,149

Ratios to average net assets:
Net investment income (loss)	0.03%	0.22%	(0.36%)	0.42%	1.27%
Total expenses	2.43%	2.43%	2.42%	2.43%	2.40%

Portfolio turnover rate	318%	515%	1,353%	384%	320%

192 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.06	$14.20	$8.36	$22.26	$24.14

Income (loss) from investment operations:
Net investment income[a]	.16	.09	.03	.21	.57
Net gain (loss) on investments (realized and unrealized)	(1.63)	(.23)	5.81	(14.11)	(1.52)

Total from investment operations	(1.47)	(.14)	5.84	(13.90)	(.95)

Less distributions from:
Net investment income	—	—	—	—	(.23)
Net realized gains	—	—	—	—	(.70)
Total distributions	—	—	—	—	(.93)

Net asset value, end of period	$12.59	$14.06	$14.20	$8.36	$22.26

Total Return[b]	(10.46%)	(0.99%)	69.86%	(62.44%)	(4.60%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,759	$23,238	$6,989	$4,739	$21,670

Ratios to average net assets:
Net investment income	1.22%	0.70%	0.21%	1.22%	2.20%

Total expenses	1.68%	1.69%	1.70%	1.71%	1.67%

Portfolio turnover rate	318%	515%	1,353%	384%	320%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
c	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 193

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2012, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned 3.40% while the Nikkei-225 Stock Average Index* returned 3.62% over the same time period.

The Consumer Discretionary sector contributed most to return of the index, followed by Consumer Staples and Industrials. Telecommunication Services was the sector detracting most from performance of the index.

Among stocks contributing the most to return of the index were Fast Retailing Co. Ltd. and Fanuc Corp. SoftBank Corp., Olympus Corp. and Sony Corp. were the leading detractors from return of the index.

The Japanese equity market has been dealing with the aftermath of the earthquake and tsunami, the country’s worst natural disaster in 90 years. However, manufacturers have repaired much of the damage to supply chains, and the central bank has steered down the value of the yen from last year’s highs, a boon for the country’s exporters but which reduces returns for dollar-based investors. The economy, which fell in 2011, is expected to deliver 2% growth in 2012, higher than Europe’s and on par with the forecast U.S. increase.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative

investments such as futures contracts.

194  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,††

Average Annual Returns*,††
Periods Ended 03/31/12
	1 Year	Since Inception (02/22/08)
A-Class Shares	3.34%	-11.05%
A-Class Shares with sales charge‡	-1.59%	-12.10%
C-Class Shares	2.67%	-11.70%
C-Class Shares with CDSC†	1.67%	-11.70%
H-Class Shares	3.40%	-10.99%
Nikkei-225 Stock Average Index	3.62%	-0.84%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
††	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  195

SCHEDULE OF INVESTMENTS	March 31, 2012
JAPAN 2x STRATEGY FUND

	FACE AMOUNT
		VALUE
REPURCHASE AGREEMENTS††,1 - 74.1%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$3,065,154	$3,065,154
Mizuho Financial Group, Inc.issued 03/30/12 at 0.01% due 04/02/12	862,379	862,379
Credit Suisse Group issued 03/30/12 at 0. 01% due 04/02/12	395,713	395,713
Deutsche Bank issued 03/30/12 at 0. 01% due 04/02/12	229,211	229,211

Total Repurchase Agreements (Cost $4,552,457)		4,552,457

Total Investments – 74.1% (Cost $4,552,457)		$4,552,457

Other Assets & Liabilities, net – 25.9%		1,590,209

Total Net Assets – 100.0%		$6,142,666

		UNREALIZED GAIN
	CONTRACTS
FUTURES CONTRACTS PURCHASED†
June 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $12,234,000)	240	$679,097

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2012 Japanese Yen Currency Futures Contracts (Aggregate Value of Contracts $12,239,100)	81	$13,605

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Repurchase Agreements — See Note 5.

196 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $4,552,457)	$4,552,457

Total investments (cost $4,552,457)	4,552,457
Segregated cash with broker	907,200
Receivables:
Fund shares sold	702,857
Variation margin	35,286

Total assets	6,197,800

LIABILITIES:
Payable for:
Fund shares redeemed	45,492
Management fees	3,376
Distribution and service fees	1,250
Transfer agent and administrative fees	1,125
Portfolio accounting fees	450
Miscellaneous	3,441

Total liabilities	55,134

NET ASSETS	$6,142,666

NET ASSETS CONSIST OF:
Paid in capital	$8,292,270
Accumulated net investment loss	(13,890)
Accumulated net realized loss on investments	(2,828,416)
Net unrealized appreciation on investments	692,702

Net assets	$6,142,666

A-CLASS:
Net assets	$1,428,036
Capital shares outstanding	92,442
Net asset value per share	$15.45

Maximum offering price per share
(Net asset value divided by 95.25%)	$16.22

C-CLASS:
Net assets	$140,134
Capital shares outstanding	9,350
Net asset value per share	$14.99

H-CLASS:
Net assets	$4,574,496
Capital shares outstanding	295,334
Net asset value per share	$15.49

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$1,820

Total investment income	1,820

EXPENSES:
Management fees	52,865
Transfer agent and administrative fees	17,622
Distribution and service fees:
A-Class	6,151
C-Class	1,934
H-Class	10,987
Portfolio accounting fees	7,049
Custodian fees	1,780
Trustees’ fees*	902
Miscellaneous	8,478

Total expenses	107,768

Net investment loss	(105,948)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Futures contracts	(1,311,288)

Net realized loss	(1,311,288)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	149,144

Net change in unrealized appreciation (depreciation)	149,144

Net realized and unrealized loss	(1,162,144)

Net decrease in net assets resulting from operations	$(1,268,092)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 197

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(105,948)	$(96,087)
Net realized loss on investments	(1,311,288)	(372,576)
Net change in unrealized appreciation (depreciation) on investments	149,144	380,066

Net decrease in net assets resulting from operations	(1,268,092)	(88,597)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	6,900,436	17,011,157
C-Class	1,962,446	26,730,136
H-Class	59,130,720	76,584,589

COST OF SHARES REDEEMED
A-Class	(11,634,483)	(13,470,349)
C-Class	(1,938,876)	(26,785,624)
H-Class	(58,485,850)	(76,584,721)

Net increase (decrease) from capital share transactions	(4,065,607)	3,485,188

Net increase (decrease) in net assets	(5,333,699)	3,396,591

NET ASSETS:
Beginning of year	11,476,365	8,079,774

End of year	$6,142,666	$11,476,365

Accumulated net investment loss at end of year	$(13,890)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	480,177	1,106,525
C-Class	143,517	1,765,492
H-Class	3,972,584	4,903,823
Shares redeemed
A-Class	(784,460)	(845,237)
C-Class	(147,120)	(1,779,134)
H-Class	(4,034,878)	(4,874,700)

Net increase (decrease) in shares	(370,180)	276,769

198 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
A-Class	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$14.95	$16.49	$9.01	$25.12	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.22)	(.24)	(.19)	(.06)	— [c]
Net gain (loss) on investments (realized and unrealized)	.72	(1.30)	7.67	(16.24)	.12

Total from investment operations	.50	(1.54)	7.48	(16.30)	.12
Less distributions from:
Net investment income	—	—	—	(.01)	—

Total distributions	—	—	—	(.01)	—

Payments by affiliates	—	—	—	.20 [d]	—

Net asset value, end of period	$15.45	$14.95	$16.49	$9.01	$25.12

Total Return[e]	3.34%	(9.34%)	83.02%	(64.10%)[d]	0.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,428	$5,931	$2,234	$299	$636

Ratios to average net assets:
Net investment loss	(1.49%)	(1.45%)	(1.42%)	(0.42%)	(0.12%)
Total expenses	1.51%	1.55%	1.53%	1.53%	1.25%

Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
C-Class	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$14.60	$16.23	$8.94	$25.10	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.31)	(.31)	(.31)	(.17)	(.02)
Net gain (loss) on investments (realized and unrealized)	.70	(1.32)	7.60	(16.18)	.12

Total from investment operations	.39	(1.63)	7.29	(16.35)	.10

Less distributions from:
Net investment income	—	—	—	(.01)	—

Total distributions	—	—	—	(.01)	—

Payments by affiliates	—	—	—	.20 [d]	—

Net asset value, end of period	$14.99	$14.60	$16.23	$8.94	$25.10

Total Return[e]	2.67%	(10.04%)	81.54%	(64.35%)[d]	0.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140	$189	$432	$879	$240

Ratios to average net assets:
Net investment loss	(2.23%)	(2.18%)	(2.20%)	(0.98%)	(0.74%)
Total expenses	2.26%	2.29%	2.28%	2.26%	2.21%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 199

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
H-Class	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$14.98	$16.48	$9.01	$25.12	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.22)	(.23)	(.21)	(.08)	— [c]
Net gain (loss) on investments (realized and unrealized)	.73	(1.27)	7.68	(16.22)	.12

Total from investment operations	.51	(1.50)	7.47	(16.30)	.12

Less distributions from:
Net investment income	—	—	—	(.01)	—

Total distributions	—	—	—	(.01)	—

Payments by affiliates	—	—	—	.20 [d]	—

Net asset value, end of period	$15.49	$14.98	$16.48	$9.01	$25.12

Total Return[e]	3.40%	(9.10%)	82.91%	(64.10%)[d]	0.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,574	$5,356	$5,414	$6,531	$5,243

Ratios to average net assets:
Net investment income (loss)	(1.48%)	(1.44%)	(1.44%)	(0.55%)	0.17%
Total expenses	1.51%	1.54%	1.53%	1.52%	1.44%

Portfolio turnover rate	—	—	—	—	—

[a]	Since commencement of operations: February 22, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Excluding the reimbursement, the Fund’s total return would have been -64.90%, -65.15% and -64.90% for the A-Class, C-Class and H-Class, respectively.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

200 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  201

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned -0.07%, compared with 4.14% gain for its benchmark, the U.S. Dollar Index*.

The U.S. Dollar Index was its low point for the past 12 months in late April 2011, when it appeared the global economy was strengthening. It traded in a narrow range until August, when S&P lowered the U.S. triple-A debt rating and Europe was overcome by sovereign debt woes. As the year progressed, the negative effects of the European debt crisis and possible collapse of the euro currency bloc drove investors to the dollar in waves of safe-haven buying—a situation that reversed itself in the first quarter of 2012, as Europe’s crisis eased and the outlook for global economic growth improved.

Strategists say the dollar is being buoyed by improving U.S. economic conditions and a diminishing chance for more Fed easing. But they point out that the government debt situation may eventually weigh on the currency. The dollar/euro rate has moved in a surprisingly tight range in the last year ($1.48 to $1.26, ending at around $1.30), given that, at different times, investors feared that the U.S. might default on government debt and the euro currency union might break apart. The yen, which was at a historic high against the dollar for most of the period, began losing value against the dollar in February, as the Bank of Japan increased its quantitative easing.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

202  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (05/25/05)
A-Class Shares	-0.07%	-6.88%	-4.81%
A-Class Shares with sales charge‡	-4.81%	-7.78%	-5.49%
C-Class Shares	-0.94%	-7.50%	-5.47%
C-Class Shares with CDSC†	-1.93%	-7.50%	-5.47%
H-Class Shares	-0.07%	-6.94%	-4.87%
U.S. Dollar Index	4.14%	-0.97%	-1.29%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  203

SCHEDULE OF INVESTMENTS	March 31, 2012
STRENGTHENING DOLLAR 2x STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 95.9%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$20,256,776	$20,256,776
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	5,699,231	5,699,231
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	4,120,219	4,120,219
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	1,514,792	1,514,792

Total Repurchase Agreements
(Cost $31,591,018)		31,591,018

Total Investments – 95.9%
(Cost $31,591,018)		$31,591,018

Other Assets & Liabilities, net – 4.1%		1,355,814

Total Net Assets – 100.0%		$32,946,832

	CONTRACTS	UNREALIZED LOSS
CURRENCY FUTURES CONTRACTS PURCHASED†
June 2012 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $50,412,180)	637	$(694,853)

	UNITS
CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International May 2012 U.S. Dollar Index Swap, Terminating 05/29/12[3] (Notional Value $15,827,084)	200,207	$(50,971)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2012.
[3]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

204 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $31,591,018)	$31,591,018

Total investments (cost $31,591,018)	31,591,018
Segregated cash with broker	730,800
Receivables:
Fund shares sold	1,273,573
Interest	18

Total assets	33,595,409

LIABILITIES:
Unrealized depreciation on swap agreements	50,971
Payable for:
Swap settlement	235,735
Variation margin	132,183
Fund shares redeemed	121,178
Management fees	32,787
Distribution and service fees	11,607
Transfer agent and administrative fees	9,108
Portfolio accounting fees	3,643
Miscellaneous	51,365

Total liabilities	648,577

NET ASSETS	$32,946,832

NET ASSETS CONSIST OF:
Paid in capital	$57,028,360
Accumulated net investment loss	(260,588)
Accumulated net realized loss on investments	(23,075,116)
Net unrealized depreciation on investments	(745,824)

Net assets	$32,946,832

A-CLASS:
Net assets	$6,874,632
Capital shares outstanding	511,118
Net asset value per share	$13.45

Maximum offering price per share
(Net asset value divided by 95.25%)	$14.12

C-CLASS:
Net assets	$4,090,686
Capital shares outstanding	321,787
Net asset value per share	$12.71

H-CLASS:
Net assets	$21,981,514
Capital shares outstanding	1,641,542
Net asset value per share	$13.39

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$38,674

Total investment income	38,674

EXPENSES:
Management fees	527,518
Transfer agent and administrative fees	146,532
Distribution and service fees:
A-Class	36,458
C-Class	33,194
H-Class	101,776
Portfolio accounting fees	58,612
Custodian fees	15,282
Trustees’ fees*	4,093
Miscellaneous	88,726

Total expenses	1,012,191

Net investment loss	(973,517)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(338,923)
Futures contracts	(773,286)

Net realized loss	(1,112,209)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,753)
Swap agreements	124,713
Futures contracts	(378,078)

Net change in unrealized appreciation (depreciation)	(261,118)

Net realized and unrealized loss	(1,373,327)

Net decrease in net assets resulting from operations	$(2,346,844)

*	Relates to Trustees not deemed “interested persons” with in the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 205

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(973,517)	$(753,122)
Net realized loss on investments	(1,112,209)	(5,041,903)
Net change in unrealized appreciation (depreciation) on investments	(261,118)	(1,296,163)

Net decrease in net assets resulting from operations	(2,346,844)	(7,091,188)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	111,171,758	17,727,633
C-Class	55,468,750	108,147,406
H-Class	392,571,353	305,686,505
COST OF SHARES REDEEMED
A-Class	(109,893,869)	(27,399,277)
C-Class	(55,198,150)	(113,295,488)
H-Class	(389,702,612)	(341,270,791)

Net increase (decrease) from capital share transactions	4,417,230	(50,404,012)

Net increase (decrease) in net assets	2,070,386	(57,495,200)

NET ASSETS:
Beginning of year	30,876,446	88,371,646

End of year	$32,946,832	$30,876,446

Accumulated net investment loss at end of year	$(260,588)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	8,200,309	1,056,533
C-Class	4,391,001	7,130,889
H-Class	29,359,395	19,388,467
Shares redeemed
A-Class	(8,143,418)	(1,629,766)
C-Class	(4,383,207)	(7,490,156)
H-Class	(29,265,128)	(21,578,685)

Net increase (decrease) in shares	158,952	(3,122,718)

206 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.46	$16.38	$19.64	$19.85	$25.35

Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.25)	(.25)	.02	.39
Net gain (loss) on investments (realized and unrealized)	.21	(2.67)	(3.01)	6.50	(5.89)

Total from investment operations	(.01)	(2.92)	(3.26)	6.52	(5.50)

Less distributions from:
Net realized gains	—	—	—	(6.73)	—

Total distributions	—	—	—	(6.73)	—

Net asset value, end of period	$13.45	$13.46	$16.38	$19.64	$19.85

Total Return[b]	(0.07%)	(17.83%)	(16.60%)	30.59%	(21.70%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,875	$6,115	$16,833	$7,314	$2,795

Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.55%)	(1.57%)	0.07%	1.73%
Total expenses	1.68%	1.71%	1.67%	1.69%	1.66%

Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$12.83	$15.74	$19.01	$19.42	$24.99

Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.35)	(.36)	(.14)	.42
Net gain (loss) on investments (realized and unrealized)	.18	(2.56)	(2.91)	6.46	(5.99)

Total from investment operations	(.12)	(2.91)	(3.27)	6.32	(5.57)

Less distributions from:
Net realized gains	—	—	—	(6.73)	—

Total distributions	—	—	—	(6.73)	—

Net asset value, end of period	$12.71	$12.83	$15.74	$19.01	$19.42

Total Return[b]	(0.94%)	(18.49%)	(17.20%)	30.36%	(22.29%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,091	$4,028	$10,594	$5,728	$6,131

Ratios to average net assets:
Net investment income (loss)	(2.36%)	(2.29%)	(2.31%)	(0.66%)	1.84%
Total expenses	2.44%	2.46%	2.42%	2.44%	2.40%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 207

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.40	$16.31	$19.56	$19.83	$25.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.25)	(.25)	.02	.57
Net gain (loss) on investments (realized and unrealized)	.21	(2.66)	(3.00)	6.44	(6.07)

Total from investment operations	(.01)	(2.91)	(3.25)	6.46	(5.50)

Less distributions from:
Net realized gains	—	—	—	(6.73)	—

Total distributions	—	—	—	(6.73)	—

Net asset value, end of period	$13.39	$13.40	$16.31	$19.56	$19.83

Total Return[b]	(0.07%)	(17.84%)	(16.62%)	30.25%	(21.71%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,982	$20,733	$60,944	$22,147	$29,011

Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.55%)	(1.57%)	0.08%	2.44%
Total expenses	1.69%	1.72%	1.67%	1.69%	1.66%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

208 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  209

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned -6.84%, compared with a 4.14% gain for its benchmark, the U.S. Dollar Index*.

The U.S. Dollar Index was its low point for the past 12 months in late April 2011, when it appeared the global economy was strengthening. It traded in a narrow range until August, when S&P lowered the U.S. triple-A debt rating and Europe was overcome by sovereign debt woes. As the year progressed, the negative effects of the European debt crisis and possible collapse of the euro currency bloc drove investors to the dollar in waves of safe-haven buying—a situation that reversed itself in the first quarter of 2012, as Europe’s crisis eased and the outlook for global economic growth improved.

Strategists say the dollar is being buoyed by improving U.S. economic conditions and a diminishing chance for more Fed easing. But they point out that the government debt situation may eventually weigh on the currency. The dollar/euro rate has moved in a surprisingly tight range in the last year ($1.48 to $1.26, ending at around $1.30), given that, at different times, investors feared that the U.S. might default on government debt and the euro currency union might break apart. The yen, which was at a historic high against the dollar for most of the period, began losing value against the dollar in February, as the Bank of Japan increased its quantitative easing.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative

investments such as swap agreements and

futures contracts.

210  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (05/25/05)
A-Class Shares	-6.83%	1.45%	1.83%
A-Class Shares with sales charge‡	-11.24%	0.47%	1.11%
C-Class Shares	-7.49%	0.70%	1.07%
C-Class Shares with CDSC†	-8.41%	0.70%	1.07%
H-Class Shares	-6.84%	1.44%	1.82%
U.S. Dollar Index	4.14%	-0.97%	-1.29%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  211

SCHEDULE OF INVESTMENTS	March 31, 2012
WEAKENING DOLLAR 2x STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 99.6%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$12,220,187	$12,220,187
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	3,438,142	3,438,142
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	2,600,590	2,600,590
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	913,820	913,820

Total Repurchase Agreements
(Cost $19,172,739)		19,172,739

Total Investments – 99.6%
(Cost $19,172,739)		$19,172,739

Other Assets & Liabilities, net – 0.4%		85,352

Total Net Assets – 100.0%		$19,258,091

	CONTRACTS	UNREALIZED GAIN
CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2012 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $24,137,700)	305	$350,304

	UNITS
CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International May 2012 U.S. Dollar Index Swap, Terminating 05/29/12[3] (Notional Value $14,532,028)	183,825	$126,199

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2012.
[3]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

212 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES	STATEMENT OF OPERATIONS

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $19,172,739)	$19,172,739

Total investments (cost $19,172,739)	19,172,739
Segregated cash with broker	372,000
Unrealized appreciation on swap agreements	126,199
Receivables:
Fund shares sold	432,339
Variation margin	67,265
Interest	11

Total assets	20,170,553

LIABILITIES:
Payable for:
Fund shares redeemed	796,072
Swap settlement	61,780
Management fees	15,579
Distribution and service fees	5,982
Transfer agent and administrative fees	4,328
Portfolio accounting fees	1,731
Miscellaneous	26,990

Total liabilities	912,462

NET ASSETS	$19,258,091

NET ASSETS CONSIST OF:
Paid in capital	$33,088,538
Accumulated net investment loss	(90,469)
Accumulated net realized loss on investments	(14,216,481)
Net unrealized appreciation on investments	476,503

Net assets	$19,258,091

A-CLASS:
Net assets	$2,880,597
Capital shares outstanding	151,973
Net asset value per share	$18.95

Maximum offering price per share (Net asset value divided by 95.25%)	$19.90

C-CLASS:
Net assets	$2,826,211
Capital shares outstanding	158,868
Net asset value per share	$17.79

H-CLASS:
Net assets	$13,551,283
Capital shares outstanding	715,788
Net asset value per share	$18.93

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$24,481

Total investment income	24,481

EXPENSES:
Management fees	274,804
Transfer agent and administrative fees	76,334
Distribution and service fees:
A-Class	13,088
C-Class	29,611
H-Class	55,844
Portfolio accounting fees	30,534
Custodian fees	7,773
Trustees’ fees*	3,112
Miscellaneous	47,282

Total expenses	538,382

Net investment loss	(513,901)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(96,916)
Futures contracts	(2,948,203)

Net realized loss	(3,045,119)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,846)
Swap agreements	(13,148)
Futures contracts	(57,401)

Net change in unrealized appreciation (depreciation)	(76,395)

Net realized and unrealized loss	(3,121,514)

Net decrease in net assets resulting from operations	$(3,635,415)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 213

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(513,901)	$(583,526)
Net realized gain (loss) on investments	(3,045,119)	2,498,240
Net change in unrealized appreciation (depreciation) on investments	(76,395)	1,064,893

Net increase (decrease) in net assets resulting from operations	(3,635,415)	2,979,607

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	16,758,536	4,356,031
C-Class	10,391,984	12,924,698
H-Class	130,852,185	111,744,031
COST OF SHARES REDEEMED
A-Class	(18,584,771)	(6,022,901)
C-Class	(11,302,405)	(14,644,735)
H-Class	(138,192,645)	(120,468,235)

Net decrease from capital share transactions	(10,077,116)	(12,111,111)

Net decrease in net assets	(13,712,531)	(9,131,504)

NET ASSETS:
Beginning of year	32,970,622	42,102,126
End of year	$19,258,091	$32,970,622

Accumulated net investment loss at end of year	$(90,469)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	825,070	238,396
C-Class	540,579	721,312
H-Class	6,509,852	6,176,809
Shares redeemed
A-Class	(947,230)	(339,920)
C-Class	(587,844)	(825,578)
H-Class	(6,947,445)	(6,696,001)

Net decrease in shares	(607,018)	(724,982)

214 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$20.34	$17.98	$16.38	$29.27	$26.18

Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.28)	(.30)	(.07)	.70
Net gain (loss) on investments (realized and unrealized)	(1.06)	2.64	1.90	(8.77)	7.17

Total from investment operations	(1.39)	2.36	1.60	(8.84)	7.87

Less distributions from:
Net investment income	—	—	—	(1.28)	(4.78)
Net realized gains	—	—	—	(2.77)	(—)[b]

Total distributions	—	—	—	(4.05)	(4.78)

Net asset value, end of period	$18.95	$20.34	$17.98	$16.38	$29.27

Total Return[c]	(6.83%)	13.13%	9.77%	(29.87%)	32.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,881	$5,576	$6,753	$17,642	$22,148

Ratios to average net assets:
Net investment income (loss)	(1.62%)	(1.54%)	(1.57%)	(0.30%)	2.51%
Total expenses	1.70%	1.71%	1.68%	1.69%	1.67%

Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$19.23	$17.12	$15.73	$28.53	$25.81

Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.39)	(.43)	(.21)	.43
Net gain (loss) on investments (realized and unrealized)	(1.00)	2.50	1.82	(8.54)	7.07

Total from investment operations	(1.44)	2.11	1.39	(8.75)	7.50

Less distributions from:
Net investment income	—	—	—	(1.28)	(4.78)
Net realized gains	—	—	—	(2.77)	(—)[b]

Total distributions	—	—	—	(4.05)	(4.78)

Net asset value, end of period	$17.79	$19.23	$17.12	$15.73	$28.53

Total Return[c]	(7.49%)	12.32%	8.84%	(30.37%)	31.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,826	$3,963	$5,314	$8,687	$21,604

Ratios to average net assets:
Net investment income (loss)	(2.36%)	(2.29%)	(2.32%)	(0.93%)	1.57%
Total expenses	2.44%	2.46%	2.43%	2.45%	2.41%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 215

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$20.32	$17.96	$16.37	$29.25	$26.18

Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.28)	(.30)	(.03)	.68
Net gain (loss) on investments (realized and unrealized)	(1.07)	2.64	1.89	(8.80)	7.17

Total from investment operations	(1.39)	2.36	1.59	(8.83)	7.85

Less distributions from:
Net investment income	—	—	—	(1.28)	(4.78)
Net realized gains	—	—	—	(2.77)	(—)[b]
Total distributions	—	—	—	(4.05)	(4.78)

Net asset value, end of period	$18.93	$20.32	$17.96	$16.37	$29.25

Total Return[c]	(6.84%)	13.14%	9.71%	(29.86%)	32.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,551	$23,432	$30,036	$60,249	$103,867

Ratios to average net assets:
Net investment income (loss)	(1.61%)	(1.54%)	(1.57%)	(0.13%)	2.45%
Total expenses	1.69%	1.71%	1.68%	1.70%	1.67%

Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

216 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  217

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Real Estate Fund H-Class returned 5.42%, compared to a return of 13.02% for the MSCI U.S. REIT Index*.

Within the sector, Real Estate Investment Trusts (REITs), which compose 92% of the portfolio, was the main contributor to return. Real Estate Management & Development segment detracted from performance.

REIT performance was driven by an improving economy and low interest rates that made their dividends attractive by comparison. Better fundamentals included lower commercial mortgage delinquency rates and higher rates of occupancy growth, which helped income growth. Self storage, apartments, health care and retail were among the better-performing segments. Lodging, industrial, office and mortgage REITs were the weaker segments.

The strongest-performing stocks included Simon Property Group, Inc., Public Storage and Digital Realty Trust, Inc. Pennsylvania Real Estate Investment Trust, Corporate Office Properties Trust and CBRE Group, Inc. detracted from performance for the year.

*MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	3.5%
American Tower Corp. — Class A	2.6%
Public Storage	2.6%
Equity Residential	2.3%
ProLogis, Inc.	2.1%
Ventas, Inc.	2.1%
HCP, Inc.	2.1%
General Growth Properties, Inc.	2.1%
Boston Properties, Inc.	2.1%
Vornado Realty Trust	2.1%

Top Ten Total	23.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

218  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	5.42%	-4.37%	3.40%
A-Class Shares with sales charge‡	0.41%	-5.29%	2.74%
S&P 500 Index	8.54%	2.01%	5.39%
MSCI U.S. REIT Index	13.02%	-0.16%	8.11%
			(02/20/04)
C-Class Shares	4.57%	-5.13%	3.20%
C-Class Shares with CDSC†	3.57%	-5.13%	3.20%
H-Class Shares	5.42%	-4.38%	3.98%
S&P 500 Index	8.54%	2.01%	4.71%
MSCI U.S. REIT Index	13.02%	-0.16%	8.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  219

SCHEDULE OF INVESTMENTS	March 31, 2012
REAL ESTATE FUND

	SHARES	VALUE
COMMON STOCKS† — 99.6%

REAL ESTATE INVESTMENT TRUSTS (REITS) - 93.3%
SPECIALIZED REIT’S — 23.1%
Public Storage	3,343	$461,902
Ventas, Inc.	6,568	375,033
HCP, Inc.	9,298	366,899
Health Care REIT, Inc.	5,780	317,669
Host Hotels & Resorts, Inc.	19,173	314,821
Plum Creek Timber Company, Inc.	5,765	239,593
Rayonier, Inc.	4,863	214,410
Senior Housing Properties Trust	7,941	175,099
Hospitality Properties Trust	6,382	168,932
Extra Space Storage, Inc.	5,416	155,927
LaSalle Hotel Properties	5,046	141,994
Omega Healthcare Investors, Inc.	6,492	138,020
Entertainment Properties Trust	2,926	135,708
DiamondRock Hospitality Co.	11,923	122,688
Healthcare Realty Trust, Inc.	5,493	120,846
CubeSmart	9,422	112,122
Sovran Self Storage, Inc.	2,250	112,118
Potlatch Corp.	3,319	104,017
Medical Properties Trust, Inc.	11,017	102,238
Sunstone Hotel Investors, Inc.*	10,261	99,942
Pebblebrook Hotel Trust	4,350	98,223

Total Specialized Reit’s		4,078,201

RETAIL REIT’S—18.6%
Simon Property Group, Inc.	4,277	623,072
General Growth Properties, Inc.	21,594	366,882
Kimco Realty Corp.	13,414	258,354
Macerich Co.	4,470	258,143
Federal Realty Investment Trust	2,364	228,812
Realty Income Corp.	5,471	211,892
Taubman Centers, Inc.	2,629	191,786
Regency Centers Corp.	4,147	184,459
DDR Corp.	12,607	184,062
Weingarten Realty Investors	6,300	166,509
National Retail Properties, Inc.	5,808	157,920
CBL & Associates Properties, Inc.	8,221	155,541
Tanger Factory Outlet Centers	5,107	151,831
Equity One, Inc.	7,103	143,623

Total Retail Reit’s		3,282,886

OFFICE REIT’S—14.9%
Boston Properties, Inc.	3,476	364,944
Digital Realty Trust, Inc.	3,537	261,632
SL Green Realty Corp.	3,089	239,552
Alexandria Real Estate Equities, Inc.	2,681	196,062
Duke Realty Corp.	12,333	176,855
Kilroy Realty Corp.	3,576	166,677
Douglas Emmett, Inc.	7,280	166,057
Piedmont Office Realty Trust, Inc. — Class A	9,066	160,922
BioMed Realty Trust, Inc.	8,280	157,154

	SHARES	VALUE
Mack-Cali Realty Corp.	5,074	$146,233
Highwoods Properties, Inc.	4,355	145,109
Brandywine Realty Trust	10,384	119,208
Corporate Office Properties Trust	5,046	117,118
CommonWealth REIT	6,182	115,109
Lexington Realty Trust	12,003	107,907

Total Office Reit’s		2,640,539

RESIDENTIAL REIT’S—14.4%
Equity Residential	6,497	406,841
AvalonBay Communities, Inc.	2,423	342,491
UDR, Inc.	8,545	228,237
Essex Property Trust, Inc.	1,411	213,781
Camden Property Trust	3,238	212,899
BRE Properties, Inc.	3,595	181,727
American Campus Communities, Inc.	3,793	169,623
Apartment Investment & Management Co. — Class A	6,314	166,753
Home Properties, Inc.	2,629	160,395
Equity Lifestyle Properties, Inc.	2,263	157,822
Mid-America Apartment Communities, Inc.	2,312	154,973
Post Properties, Inc.	3,172	148,640

Total Residential Reit’s		2,544,182

MORTGAGE REIT’S—9.2%
Annaly Capital Management, Inc.	22,704	359,178
American Capital Agency Corp.	9,336	275,785
MFA Financial, Inc.	20,287	151,544
Hatteras Financial Corp.	4,867	135,789
Two Harbors Investment Corp.	13,165	133,493
Invesco Mortgage Capital, Inc.	7,349	129,710
Starwood Property Trust, Inc.	6,092	128,054
CYS Investments, Inc.	8,336	109,118
ARMOUR Residential REIT, Inc.	15,120	102,060
Capstead Mortgage Corp.	7,575	99,308

Total Mortgage Reit’s		1,624,039

DIVERSIFIED REIT’S—4.6%
Vornado Realty Trust	4,317	363,491
Liberty Property Trust	5,378	192,102
Colonial Properties Trust	5,981	129,967
Washington Real Estate Investment Trust	4,364	129,611

Total Diversified Reit’s		815,171

INDUSTRIAL REIT’S—4.1%
ProLogis, Inc.	10,531	379,326
DuPont Fabros Technology, Inc.	4,739	115,869
DCT Industrial Trust, Inc.	19,170	113,103
EastGroup Properties, Inc.	2,190	109,982

Total Industrial Reit’s		718,280

WIRELESS TELECOMMUNICATION SERVICES—2.6%
American Tower Corp. — Class A	7,330	461,937

FOREST PRODUCTS—1.8%
Weyerhaeuser Co.	14,319	313,872

Total Real Estate Investment Trusts (REITs)		16,479,107

220 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
REAL ESTATE FUND

	SHARES	VALUE
REAL ESTATE MANAGEMENT & DEVELOPMENT — 6.3%
REAL ESTATE OPERATING COMPANIES — 2.4%
Brookfield Office Properties, Inc.	15,726	$274,418
Forest City Enterprises, Inc. — Class A*	9,795	153,390

Total Real Estate Operating Companies		427,808

REAL ESTATE SERVICES — 2.3%
CBRE Group, Inc. — Class A*	11,580	231,137
Jones Lang LaSalle, Inc.	2,088	173,951

Total Real Estate Services		405,088

DIVERSIFIED REAL ESTATE ACTIVITIES—1.6%
Brookfield Asset Management, Inc. — Class A	4,990	157,534
St. Joe Co.*	6,308	119,915

Total Diversified Real Estate Activities		277,449

Total Real Estate Management & Development		1,110,345

Total Common Stocks (Cost $11,442,045)		17,589,452

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 — 0.2%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$38,743	$38,743

Total Repurchase Agreement (Cost $38,743)		38,743

Total Investments – 99.8% (Cost $11,480,788)		$17,628,195

Other Assets & Liabilities, net – 0.2%		43,716

Total Net Assets – 100.0%		$17,671,911

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
REIT	— Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 221

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $11,442,045)	$17,589,452
Repurchase agreements, at value (cost $38,743)	38,743

Total investments (cost $11,480,788)	17,628,195
Cash	1,923
Receivables:
Fund shares sold	1,041,331
Securities sold	648,433
Dividends	83,338

Total assets	19,403,220

LIABILITIES:
Payable for:
Fund shares redeemed	1,699,917
Management fees	12,181
Distribution and service fees	4,876
Transfer agent and administrative fees	3,583
Portfolio accounting fees	1,433
Miscellaneous	9,319

Total liabilities	1,731,309

NET ASSETS	$17,671,911

NET ASSETS CONSIST OF:
Paid in capital	$30,644,339
Undistributed net investment income	156,672
Accumulated net realized loss on investments	(19,276,507)
Net unrealized appreciation on investments	6,147,407

Net assets	$17,671,911

A-CLASS:
NET ASSETS	$2,363,720
Capital shares outstanding	78,099
Net asset value per share	$30.27

Maximum offering price per share (Net asset value divided by 95.25%)	$31.78

C-CLASS:
Net assets	$1,797,500
Capital shares outstanding	63,541
Net asset value per share	$28.29

H-CLASS:
Net assets	$13,510,691
Capital shares outstanding	446,959
Net asset value per share	$30.23

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,417)	$579,943
Interest	45

Total investment income	579,988

EXPENSES:
Management fees	158,343
Transfer agent and administrative fees	46,571
Distribution and service fees:
A-Class	8,157
C-Class	21,304
H-Class	33,088
Portfolio accounting fees	18,628
Custodian fees	4,970
Trustees’ fees*	1,957
Tax expense	2,143
Miscellaneous	19,683

Total expenses	314,844

Net investment income	265,144

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,951,187)

Net realized loss	(6,951,187)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,024,497)

Net change in unrealized appreciation (depreciation)	(2,024,497)

Net realized and unrealized loss	(8,975,684)

Net decrease in net assets resulting from operations	$(8,710,540)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

222 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$265,144	$450,481
Net realized gain (loss) on investments	(6,951,187)	5,516,376
Net change in unrealized appreciation (depreciation) on investments	(2,024,497)	(1,134,604)

Net increase (decrease) in net assets resulting from operations	(8,710,540)	4,832,253

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(13,842)	(110,657)
C-Class	(19,533)	(51,561)
H-Class	(77,240)	(717,890)

Total distributions to shareholders	(110,615)	(880,108)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	13,167,117	17,712,810
C-Class	67,554,814	85,507,957
H-Class	222,385,631	224,118,250
DISTRIBUTIONS REINVESTED
A-Class	13,078	99,290
C-Class	18,741	47,000
H-Class	76,349	713,980
COST OF SHARES REDEEMED
A-Class	(14,286,238)	(18,942,704)
C-Class	(68,113,410)	(85,940,210)
H-Class	(222,715,004)	(240,249,139)

Net decrease from capital share transactions	(1,898,922)	(16,932,766)

Net decrease in net assets	(10,720,077)	(12,980,621)

NET ASSETS:
Beginning of year	28,391,988	41,372,609

End of year	$17,671,911	$28,391,988

Undistributed net investment income at end of year	$156,672	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	458,395	695,632
C-Class	2,537,675	3,424,767
H-Class	7,867,436	8,635,622
Shares issued from reinvestment of distributions
A-Class	521	3,804
C-Class	797	1,904
H-Class	3,047	27,377
Shares redeemed
A-Class	(518,172)	(739,617)
C-Class	(2,560,890)	(3,433,471)
H-Class	(8,183,044)	(9,345,781)

Net decrease in shares	(394,235)	(729,763)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 223

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$29.06	$24.24	$12.83	$32.42	$42.16

Income (loss) from investment operations:
Net investment income[a]	.45	.27	.44	.74	.54
Net gain (loss) on investments (realized and unrealized)	1.07	5.17	11.11	(19.43)	(10.05)

Total from investment operations	1.52	5.44	11.55	(18.69)	(9.51)

Less distributions from:
Net investment income	(.31)	(.62)	(.14)	(.90)	(.23)

Total distributions	(.31)	(.62)	(.14)	(.90)	(.23)

Net asset value, end of period	$30.27	$29.06	$24.24	$12.83	$32.42

Total Return[b]	5.42%	22.72%	90.16%	(58.00%)	(22.59%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,364	$3,991	$4,303	$1,554	$2,866

Ratios to average net assets:
Net investment income	1.59%	1.07%	2.15%	2.81%	1.45%
Total expenses	1.61%	1.63%	1.65%	1.68%	1.64%

Portfolio turnover rate	974%	485%	1,520%	780%	832%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.41	$23.11	$12.33	$31.44	$41.22

Income (loss) from investment operations:
Net investment income[a]	.22	.10	.40	.66	.29
Net gain (loss) on investments (realized and unrealized)	.97	4.82	10.52	(18.87)	(9.84)

Total from investment operations	1.19	4.92	10.92	(18.21)	(9.55)

Less distributions from:
Net investment income	(.31)	(.62)	(.14)	(.90)	(.23)

Total distributions	(.31)	(.62)	(.14)	(.90)	(.23)

Net asset value, end of period	$28.29	$27.41	$23.11	$12.33	$31.44

Total Return[b]	4.57%	21.58%	88.70%	(58.28%)	(23.21%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,798	$2,356	$2,143	$1,075	$2,290

Ratios to average net assets:
Net investment income	0.83%	0.42%	2.06%	2.62%	0.78%
Total expenses	2.36%	2.39%	2.41%	2.42%	2.39%

Portfolio turnover rate	974%	485%	1,520%	780%	832%

224 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$29.02	$24.22	$12.82	$32.40	$42.14

Income (loss) from investment operations:
Net investment income[a]	.42	.29	.50	.61	.53
Net gain (loss) on investments (realized and unrealized)	1.10	5.13	11.04	(19.29)	(10.04)

Total from investment operations	1.52	5.42	11.54	(18.68)	(9.51)

Less distributions from:
Net investment income	(.31)	(.62)	(.14)	(.90)	(.23)

Total distributions	(.31)	(.62)	(.14)	(.90)	(.23)

Net asset value, end of period	$30.23	$29.02	$24.22	$12.82	$32.40

Total Return[b]	5.42%	22.70%	90.15%	(58.01%)	(22.60%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,511	$22,045	$34,926	$1,757	$14,140

Ratios to average net assets:
Net investment income	1.48%	1.13%	2.41%	2.14%	1.43%
Total expenses	1.61%	1.63%	1.68%	1.64%	1.64%

Portfolio turnover rate	974%	485%	1,520%	780%	832%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 225

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

The 30-year bond ended the 12-month period ended March 31, 2012, with a yield of 3.27%, compared with a yield of about 4.51% at the start of the period. Treasury yields have been under pressure due to safe-haven buying amid recurring concerns about the European debt crisis, although the situation was seen as less urgent as the first quarter of 2012 progressed and U.S. economic data grew stronger. Yields actually rose in the final month of the period out of the range that had persisted for months, due to interpretation of a Fed policy statement that it might step back from its bond purchases through quantitative easing. But even that situation reversed itself, with yields falling to close the period, as Fed comments turned more dovish. The stable performance of Treasuries throughout the year helped the Government Long Bond 1.2x Strategy Fund Investor Class return 33.38% for the 12 months ended March 31, 2012, compared with a return of -7.92% for the daily price movement of the Long Treasury Bond. The Fund maintained a daily correlation of over 99% to its benchmark of 120% of the daily price movement of the Long Treasury Bond.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification [Market Exposure as % of Net Assets]

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	January 3, 1994
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	May 2, 2001

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

226  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 3/31/2012

	1 Year	5 Year	10 Year
Investor Class Shares	33.38%	10.34%	8.70%
C-Class Shares	32.01%	9.22%	7.61%
C-Class Shares with CDSC†	31.01%	9.22%	7.61%
Daily Price Movement of Long Treasury Bond**	-7.92%	-0.60%	0.18%
Barclays Long Treasury Bond Index	23.65%	9.46%	8.48%

			Since
			Inception
			(08/01/03)
Advisor Class Shares	32.56%	9.74%	7.66%
Daily Price Movement of Long Treasury Bond**	-7.92%	-0.60%	-0.59%
Barclays Long Treasury Bond
Index	23.65%	9.46%	8.04%
			(03/31/04)
A-Class Shares	33.00%	10.07%	7.05%
A-Class Shares withsales charge‡	26.69%	9.01%	6.40%
Daily Price Movement of Long Treasury Bond**	-7.92%	-0.60%	-1.62%
Barclays Long Treasury Bond Index	23.65%	9.46%	7.33%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.

**	Does not reflect any interest.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  227

SCHEDULE OF INVESTMENTS	March 31, 2012

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	FACE
	AMOUNT	VALUE
U.S. GOVERNMENT SECURITIES† - 81.5%
U.S. Treasury Bond 3.13% due 02/15/42	$60,192,000	$57,539,790

Total U.S. Government Securities (Cost $57,396,165)		57,539,790

REPURCHASE AGREEMENTS††,1—59.5%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	28,304,480	28,304,480
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	7,963,447	7,963,447
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	3,654,123	3,654,123
Deutsche Bank issued 03/30/12 at 0.01%due 04/02/12	2,116,596	2,116,596

Total Repurchase Agreements (Cost $42,038,646)		42,038,646

Total Investments – 141.0%
(Cost $99,434,811)		$99,578,436

Other Assets & Liabilities, net – (41.0)%		(28,933,838)

Total Net Assets – 100.0%		$70,644,598

		UNREALIZED
	CONTRACTS	GAIN
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2012 Ultra Long-Term U.S. Treasury Bond Futures Contracts (Aggregate Value of Contracts $30,388,375)	202	$212,724

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

228 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $57,396,165)	$57,539,790
Repurchase agreements, at value (cost $42,038,646)	42,038,646

Total investments (cost $99,434,811)	99,578,436
Segregated cash with broker	2,346,000
Cash	18
Receivables:
Securities sold	38,237,500
Fund shares sold	2,172,035
Interest	395,700

Total assets	142,729,689

LIABILITIES:
Payable for:
Fund shares redeemed	70,764,939
Variation margin	1,149,808
Management fees	47,202
Transfer agent and administrative fees	18,881
Distribution and service fees	15,750
Portfolio accounting fees	9,440
Miscellaneous	79,071

Total liabilities	72,085,091

NET ASSETS	$70,644,598

NET ASSETS CONSIST OF:
Paid in capital	$101,094,540
Undistributed net investment income	164,097
Accumulated net realized loss on investments	(30,970,388)
Net unrealized appreciation on investments	356,349

Net assets	$70,644,598

INVESTOR CLASS:
Net assets	$43,709,431
Capital shares outstanding	2,931,379
Net asset value per share	$14.91

ADVISOR CLASS:
Net assets	$11,599,527
Capital shares outstanding	784,917
Net asset value per share	$14.78

A-CLASS:
Net assets	$10,885,023
Capital shares outstanding	729,436
Net asset value per share	$14.92

Maximum offering price per share (Net asset value divided by 95.25%)	$15.66

C-CLASS:
Net assets	$4,450,617
Capital shares outstanding	299,162
Net asset value per share	$14.88

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$5,716,314

Total investment income	5,716,314

EXPENSES:
Management fees	893,656
Transfer agent and administrative fees	357,466
Distribution and service fees:
Advisor Class	428,411
A-Class	14,127
C-Class	59,634
Portfolio accounting fees	177,706
Custodian fees	46,554
Trustees’ fees*	19,019
Miscellaneous	201,446

Total expenses	2,198,019

Net investment income	3,518,295

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	27,758,576
Futures contracts	9,863,660

Net realized gain	37,622,236

Net change in unrealized appreciation (depreciation) on:
Investments	(1,140,890)
Futures contracts	(33,261)

Net change in unrealized appreciation (depreciation)	(1,174,151)

Net realized and unrealized gain	36,448,085

Net increase in net assets resulting from operations	$39,966,380

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 229

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$3,518,295	$4,528,442
Net realized gain (loss) on investments	37,622,236	(30,533,013)
Net change in unrealized appreciation (depreciation) on investments	(1,174,151)	4,044,342

Net increase (decrease) in net assets resulting from operations	39,966,380	(21,960,229)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,811,096)	(3,465,913)
Advisor Class	(1,508,473)	(768,221)
A-Class	(113,166)	(106,843)
C-Class	(78,463)	(211,765)

Total distributions to shareholders	(3,511,198)	(4,552,742)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	1,675,880,698	1,801,417,431
Advisor Class	2,528,532,134	1,632,214,111
A-Class	51,950,833	18,572,361
C-Class	81,980,435	70,381,488
DISTRIBUTIONS REINVESTED
Investor Class	1,774,830	3,373,033
Advisor Class	1,506,029	753,317
A-Class	75,151	89,641
C-Class	71,194	199,586
COST OF SHARES REDEEMED
Investor Class	(1,691,477,174)	(2,011,038,348)
Advisor Class	(2,570,913,999)	(1,633,935,780)
A-Class	(45,216,771)	(21,725,044)
C-Class	(84,944,406)	(78,468,284)

Net decrease from capital share transactions	(50,781,046)	(218,166,488)

Net decrease in net assets	(14,325,864)	(244,679,459)

NET ASSETS:
Beginning of year	84,970,462	329,649,921

End of year	$70,644,598	$84,970,462

Undistributed net investment income at end of year	$164,097	$157,000

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	113,773,929	150,851,651
Advisor Class	180,330,851	137,028,703
A-Class	3,367,899	1,510,564
C-Class	5,659,684	5,832,353
Shares issued from reinvestment of distributions
Investor Class	124,695	286,286
Advisor Class	107,513	62,194
A-Class	5,334	7,372
C-Class	5,263	16,077
Shares redeemed
Investor Class	(114,879,517)	(172,993,989)
Advisor Class	(182,419,554)	(136,988,367)
A-Class	(2,884,296)	(1,786,069)
C-Class	(5,899,279)	(6,475,524)

Net decrease in shares	(2,707,478)	(22,648,749)

230 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.43	$10.96	$13.74	$11.78	$10.59

Income (loss) from investment operations:
Net investment income[a]	.32	.36	.36	.36	.40
Net gain (loss) on investments (realized and unrealized)	3.48	.47	(2.78)	1.97	1.19

Total from investment operations	3.80	.83	(2.42)	2.33	1.59

Less distributions from:
Net investment income	(.32)	(.36)	(.36)	(.37)	(.40)

Total distributions	(.32)	(.36)	(.36)	(.37)	(.40)

Net asset value, end of period	$14.91	$11.43	$10.96	$13.74	$11.78

Total Return[b]	33.38%	7.42%	(17.71%)	20.17%	15.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,709	$44,707	$282,388	$43,237	$30,695

Ratios to average net assets:
Net investment income	2.24%	3.03%	3.16%	2.79%	3.75%
Total expenses	0.95%	0.98%	0.98%	0.98%	0.97%

Portfolio turnover rate	2,322%	1,930%	1,503%	1,794%	1,142%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.36	$10.88	$13.66	$11.72	$10.54

Income (loss) from investment operations:
Net investment income[a]	.25	.31	.32	.31	.34
Net gain (loss) on investments (realized and unrealized)	3.42	.47	(2.80)	1.93	1.19

Total from investment operations	3.67	.78	(2.48)	2.24	1.53

Less distributions from:
Net investment income	(.25)	(.30)	(.30)	(.30)	(.35)

Total distributions	(.25)	(.30)	(.30)	(.30)	(.35)

Net asset value, end of period	$14.78	$11.36	$10.88	$13.66	$11.72

Total Return[b]	32.56%	7.03%	(18.18%)	19.49%	14.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,600	$31,420	$28,990	$7,867	$25,181

Ratios to average net assets:
Net investment income	1.77%	2.46%	2.76%	2.49%	3.13%
Total expenses	1.45%	1.48%	1.48%	1.48%	1.47%

Portfolio turnover rate	2,322%	1,930%	1,503%	1,794%	1,142%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 231

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.45	$10.96	$13.75	$11.79	$10.60

Income (loss) from investment operations:
Net investment income[a]	.29	.33	.33	.34	.38
Net gain (loss) on investments (realized and unrealized)	3.47	.49	(2.79)	1.95	1.19

Total from investment operations	3.76	.82	(2.46)	2.29	1.57

Less distributions from:
Net investment income	(.29)	(.33)	(.33)	(.33)	(.38)

Total distributions	(.29)	(.33)	(.33)	(.33)	(.38)

Net asset value, end of period	$14.92	$11.45	$10.96	$13.75	$11.79

Total Return[b]	33.00%	7.35%	(17.98%)	19.84%	15.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,885	$2,753	$5,576	$11,119	$20,374

Ratios to average net assets:
Net investment income	2.02%	2.75%	2.84%	2.74%	3.44%
Total expenses	1.20%	1.23%	1.24%	1.23%	1.22%

Portfolio turnover rate	2,322%	1,930%	1,503%	1,794%	1,142%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.42	$10.94	$13.72	$11.77	$10.59

Income (loss) from investment operations:
Net investment income[a]	.19	.24	.25	.25	.30
Net gain (loss) on investments (realized and unrealized)	3.45	.48	(2.78)	1.94	1.18

Total from investment operations	3.64	.72	(2.53)	2.19	1.48

Less distributions from:
Net investment income	(.18)	(.24)	(.25)	(.24)	(.30)
Total distributions	(.18)	(.24)	(.25)	(.24)	(.30)

Net asset value, end of period	$14.88	$11.42	$10.94	$13.72	$11.77

Total Return[b]	32.01%	6.47%	(18.56%)	18.90%	14.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,451	$6,091	$12,695	$5,502	$6,239

Ratios to average net assets:
Net investment income	1.32%	1.93%	2.17%	2.00%	2.80%
Total expenses	1.95%	1.97%	2.00%	1.97%	1.98%

Portfolio turnover rate	2,322%	1,930%	1,503%	1,794%	1,142%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

232 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  233

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

The 30-year bond ended the 12-month period ended March 31, 2012, with a yield of 3.27%, compared with a yield of about 4.51% at the start of the period. Treasury yields have been under pressure due to safe-haven buying amid recurring concerns about the European debt crisis, although the situation was seen as less urgent as the first quarter of 2012 progressed and U.S. economic data grew stronger. Yields actually rose in the final month of the period out of the range that had persisted for months, due to interpretation of a Fed policy statement that it might step back from its bond purchases through quantitative easing. But even that situation reversed itself, with yields falling to close the period, as Fed comments turned more dovish. The Inverse Government Long Bond Strategy Fund Investor Class returned -26.07% for the 12 months ended March 31, 2012, compared with a return of -7.92% for the daily price movement of the Long Treasury Bond. The fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Long Treasury Bond.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	March 3, 1995
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 28, 2001

The Fund invests principally in short sales and derivative investments such as futures contracts.

234  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-26.07%	-12.33%	-8.92%

C-Class Shares	-26.82%	-13.20%	-9.81%

C-Class Shares with CDSC†	-27.55%	-13.20%	-9.81%

Daily Price Movement of Long Treasury Bond**	-7.92%	-0.60%	0.18%

Barclays Long Treasury Bond Index	23.65%	9.46%	8.48%

			Since Inception (08/01/03)
Advisor Class Shares	-26.75%	-12.80%	-8.99%

Daily Price Movement of Long Treasury Bond**	-7.92%	-0.60%	-0.59%

Barclays Long Treasury Bond Index	23.65%	9.46%	8.04%

			(03/31/01)
A-Class Shares	-26.25%	-12.55%	-7.99%

A-Class Shares with sales charge‡	-29.76%	-13.41%	-8.54%

Daily Price Movement of Long Treasury Bond**	-7.92%	-0.60%	-1.62%

Barclays Long Treasury Bond Index	23.65%	9.46%	7.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
**	Does not reflect any interest.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  235

SCHEDULE OF INVESTMENTS	March 31, 2012
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES††—53.3%
Federal Farm Credit Bank[1]
0.05% due 04/25/12	$100,000,000	$99,996,667
0.19% due 05/31/12	25,000,000	24,998,775

Total Federal Farm Credit Bank		124,995,442

Federal Home Loan Bank[1]
0.03% due 04/02/12	100,000,000	99,999,916
0.10% due 05/11/12	20,000,000	19,997,778

Total Federal Home Loan Bank		119,997,694

Freddie Mac[2]
0.19% due 05/15/12	25,000,000	24,999,100
0.06% due 05/29/12	15,000,000	14,999,280

Total Freddie Mac		39,998,380

Farmer Mac[1]
0.14% due 08/10/12	10,000,000	9,997,830

Total Federal Agency Discount Notes (Cost $294,973,974)		294,989,346

FEDERAL AGENCY NOTES††—18.1%
Federal Home Loan Bank[1]
0.25% due 07/02/12	25,000,000	25,005,625
0.25% due 06/21/12	25,000,000	25,005,475
0.23% due 06/28/12	25,000,000	25,003,575
0.20% due 06/15/12	25,000,000	25,002,525

Total Federal Home Loan Bank		100,017,200

Total Federal Agency Notes (Cost $99,998,556)		100,017,200

REPURCHASE AGREEMENTS††—74.3%
Individual Repurchase Agreement[4]
Barclays Capital issued
03/30/12 at (0.05)%due 04/02/12 (secured by a U.S. Treasury Bond, at a rate of 3.13% and maturing 02/15/42 as collateral, with a value of $331,303,050) to be repurchased at $324,805,558	324,806,912	324,806,912

	FACE AMOUNT	VALUE
Joint Repurchase Agreements[3]
HSBC Group
issued 03/30/12 at 0.01% due 04/02/12	$58,462,716	$58,462,716
Mizuho Financial Group, Inc.
issued 03/30/12 at 0.01% due 04/02/12	16,448,446	16,448,446
Credit Suisse Group
issued 03/30/12 at 0.01% due 04/02/12	7,547,568	7,547,568
Deutsche Bank
issued 03/30/12 at 0.01% due 04/02/12	4,371,815	4,371,815

Total Repurchase Agreements (Cost $411,637,457)		411,637,457

Total Long Investments—145.7% (Cost $806,609,987)		$806,644,003

U.S. GOVERNMENT SECURITIES SOLD SHORT†—(65.6)%
U.S. Treasury Bond
3.13% due 02/15/42	379,798,000	$(363,063,151)

Total U.S. Government Securities Sold Short (Proceeds $379,556,210)		(363,063,151)

Other Assets & Liabilities, net—19.9%		110,089,630

Total Net Assets—100.0%		$553,670,482

	CONTRACTS	UNREALIZED GAIN
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2012 Ultra Long-Term U.S. Treasury
Bond Futures Contracts (Aggregate Value of Contracts $219,638,750)	1,460	$6,471,548

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.
[4]	All or portion of this security is pledged as short collateral at March 31, 2012.

236 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $394,972,530)	$395,006,546
Repurchase agreements, at value (cost $411,637,457)	411,637,457

Total investments (cost $806,609,987)	806,644,003
Segregated cash with broker	4,717,500
Receivables:
Fund shares sold	67,841,629
Securities sold	38,237,500
Variation margin	2,589,692
Interest	61,696

Total assets	920,092,020

LIABILITIES:
Securities sold short, at value (proceeds $379,556,210)	363,063,151
Payable for:
Fund shares redeemed	1,110,524
Management fees	381,395
Distribution and service fees	140,586
Transfer agent and administrative fees	105,943
Portfolio accounting fees	36,824
Accrued interest	1,341,922
Miscellaneous	241,193

Total liabilities	366,421,538

NET ASSETS	$553,670,482

NET ASSETS CONSIST OF:
Paid in capital	$1,035,236,162
Accumulated net investment loss	(4,115,790)
Accumulated net realized loss on investments	(500,448,513)
Net unrealized appreciation on investments	22,998,623

Net assets	$553,670,482

INVESTOR CLASS:
Net assets	$247,454,245
Capital shares outstanding	25,598,696
Net asset value per share	$9.67

ADVISOR CLASS:
Net assets	$199,136,738
Capital shares outstanding	21,567,664
Net asset value per share	$9.23

A-CLASS:
Net assets	$37,607,364
Capital shares outstanding	3,985,127
Net asset value per share	$9.44

Maximum offering price per share (Net asset value divided by 95.25%)	$9.91

C-CLASS:
Net assets	$69,472,135
Capital shares outstanding	8,032,324
Net asset value per share	$8.65

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$692,133

Total investment income	692,133

EXPENSES:
Management fees	4,294,234
Transfer agent and administrative fees	1,192,841
Distribution and service fees:
Advisor Class	312,580
A-Class	132,599
C-Class	875,778
Portfolio accounting fees	411,375
Interest expense	12,883,387
Trustees’ fees*	154,391
Custodian fees	124,966
Miscellaneous	448,249

Total expenses	20,830,400

Net investment loss	(20,138,267)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,875
Futures contracts	(52,969,697)
Securities sold short	(119,272,136)

Net realized loss	(172,237,958)

Net change in unrealized appreciation (depreciation) on:
Investments	(88,670)
Securities sold short	26,481,648
Futures contracts	6,801,936

Net change in unrealized appreciation (depreciation)	33,194,914

Net realized and unrealized loss	(139,043,044)

Net decrease in net assets resulting from operations	$(159,181,311)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 237

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(20,138,267)	$(30,208,843)
Net realized loss on investments	(172,237,958)	(28,164,676)
Net change in unrealized appreciation (depreciation) on investments	33,194,914	(13,957,821)

Net decrease in net assets resulting from operations	(159,181,311)	(72,331,340)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	1,308,403,784	1,015,107,588
Advisor Class	2,192,757,950	1,581,298,508
A-Class	22,252,450	55,076,811
C-Class	43,128,478	53,771,581
COST OF SHARES REDEEMED
Investor Class	(1,366,228,209)	(942,202,484)
Advisor Class	(2,029,756,332)	(1,599,920,603)
A-Class	(39,208,507)	(52,462,669)
C-Class	(57,271,653)	(63,407,171)

Net increase from capital share transactions	74,077,961	47,261,561

Net decrease in net assets	(85,103,350)	(25,069,779)
NET ASSETS:
Beginning of year	638,773,832	663,843,611

End of year	$553,670,482	$638,773,832

Accumulated net investment loss at end of year	$(4,115,790)	—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	131,857,730	77,699,043
Advisor Class	224,370,362	126,977,398
A-Class	2,217,179	4,274,325
C-Class	4,392,197	4,548,281
Shares redeemed
Investor Class	(137,294,023)	(72,375,726)
Advisor Class	(206,359,255)	(128,126,460)
A-Class	(3,972,717)	(4,113,451)
C-Class	(6,045,734)	(5,373,749)

Net increase in shares	9,165,739	3,509,661

238 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.08	$14.65	$13.32	$16.81	$19.37

Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.62)	(.33)	(.11)	.49
Net gain (loss) on investments (realized and unrealized)	(2.98)	(.95)	1.66	(3.38)	(2.39)

Total from investment operations	(3.41)	(1.57)	1.33	(3.49)	(1.90)

Less distributions from:
Net investment income	—	—	—	—	(.66)

Total distributions	—	—	—	—	(.66)

Net asset value, end of period	$9.67	$13.08	$14.65	$13.32	$16.81

Total Return[b]	(26.07%)	(10.72%)	9.98%	(20.76%)	(9.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$247,454	$406,031	$376,574	$269,155	$237,900

Ratios to average net assets:
Net investment income (loss)	(3.99%)	(4.78%)	(2.23%)	(0.72%)	2.56%
Total expenses	4.13%	5.06%	2.53%	2.80%	3.45%
Operating expenses[c]	1.39%	1.42%	1.41%	1.41%	1.40%

Portfolio turnover rate	1,107%	771%	985%	584%	550%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$12.60	$14.17	$12.95	$16.41	$19.01

Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.66)	(.39)	(.18)	.34
Net gain (loss) on investments (realized and unrealized)	(2.96)	(.91)	1.61	(3.28)	(2.28)

Total from investment operations	(3.37)	(1.57)	1.22	(3.46)	(1.94)

Less distributions from:
Net investment income	—	—	—	—	(.66)

Total distributions	—	—	—	—	(.66)

Net asset value, end of period	$9.23	$12.60	$14.17	$12.95	$16.41

Total Return[b]	(26.75%)	(11.08%)	9.42%	(21.08%)	(10.39%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199,137	$44,798	$66,668	$35,153	$24,891

Ratios to average net assets:
Net investment income (loss)	(4.22%)	(5.28%)	(2.79%)	(1.19%)	1.84%
Total expenses	4.38%	5.56%	3.09%	3.36%	4.10%
Operating expenses[c]	1.87%	1.91%	1.91%	1.91%	1.90%

Portfolio turnover rate	1,107%	771%	985%	584%	550%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 239

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$12.80	$14.36	$13.10	$16.57	$19.16

Income (loss) from investment operations:
Net investment income (loss)[a]	(.45)	(.64)	(.35)	(.15)	.44
Net gain (loss) on investments (realized and unrealized)	(2.91)	(.92)	1.61	(3.32)	(2.37)

Total from investment operations	(3.36)	(1.56)	1.26	(3.47)	(1.93)

Less distributions from:
Net investment income	—	—	—	—	(.66)

Total distributions	—	—	—	—	(.66)

Net asset value, end of period	$9.44	$12.80	$14.36	$13.10	$16.57

Total Return[b]	(26.25%)	(10.86%)	9.62%	(20.94%)	(10.25%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,607	$73,475	$80,151	$54,574	$37,256

Ratios to average net assets:
Net investment income (loss)	(4.24%)	(5.03%)	(2.47%)	(0.94%)	2.37%
Total expenses	4.38%	5.31%	2.77%	3.00%	3.86%
Operating expenses[c]	1.65%	1.67%	1.66%	1.65%	1.65%

Portfolio turnover rate	1,107%	771%	985%	584%	550%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$11.82	$13.36	$12.28	$15.65	$18.26

Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.68)	(.43)	(.25)	.29
Net gain (loss) on investments (realized and unrealized)	(2.69)	(.86)	1.51	(3.12)	(2.24)

Total from investment operations	(3.17)	(1.54)	1.08	(3.37)	(1.95)

Less distributions from:
Net investment income	—	—	—	—	(.66)

Total distributions	—	—	—	—	(.66)

Net asset value, end of period	$8.65	$11.82	$13.36	$12.28	$15.65

Total Return[b]	(26.82%)	(11.53%)	8.79%	(21.53%)	(10.87%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,472	$114,470	$140,451	$123,413	$124,572

Ratios to average net assets:
Net investment income (loss)	(4.98%)	(5.78%)	(3.17%)	(1.70%)	1.62%
Total expenses	5.12%	6.06%	3.47%	3.81%	4.44%
Operating expenses[c]	2.40%	2.42%	2.41%	2.41%	2.40%

Portfolio turnover rate	1,107%	771%	985%	584%	550%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Operating expenses exclude interest expense from securities sold short.

240 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  241

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High-yield bonds continued to rally through the year ended March 31, 2012, as investor appetite for income and yield remains strong in a low interest rate environment, and the U.S. Federal Reserve has signaled its intention to keep interest rates low for well beyond 2012. Moreover, companies with so-called “junk” credit ratings are stampeding the debt markets at a record pace, taking advantage of ultra-low borrowing costs and solid demand from investors seeking higher yields. Thomson Reuters said the $75 billion in junk bond issuance in the first quarter of 2012 was the highest in any quarter since 1980, when it began keeping records, and that the average rate on bonds sold in the first quarter was 7.98%.

The economy appears to be continuing its slow but gradual recovery, avoiding the outright recession that is infecting Europe. Despite volatility in the high-yield sector that will be around as long as the European situation persists, investors will be attracted to the sector’s low default rate and relatively better yields compared with other fixed-income investments.

High Yield Strategy Fund H-Class returned 6.95% for the year ended March 31, 2012, as opposed to its index, the Barclays U.S. High Yield Index*, which returned 6.45%.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

*Barclays U.S. High Yield Index – an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

242  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	Since Inception (04/16/07)
A-Class Shares	6.94%	5.76%
A-Class Shares with sales charge‡	1.85%	4.73%
C-Class Shares	6.16%	4.97%
C-Class Shares with CDSC†	5.16%	4.97%
H-Class Shares	6.95%	5.75%
S&P 500 Index	8.54%	1.34%
Barclays U.S. High Yield Index	6.45%	8.06%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  243

SCHEDULE OF INVESTMENTS	March 31, 2012

HIGH YIELD STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUNDS† — 6.3%
iShares iBoxx $ High Yield Corporate Bond Fund	199,758	$18,146,016

Total Exchange Traded Funds (Cost $17,848,526)		18,146,016

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1—72.5%
HSBC Group issued 03/30/12 at 0.01%due 04/02/12	$128,174,986	128,174,986
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	36,061,947	36,061,947
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	33,678,576	33,678,576
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	9,584,867	9,584,867

Total Repurchase Agreements (Cost $207,500,376)		207,500,376

Total Investments – 78.8% (Cost $225,348,902)		$225,646,392

Other Assets & Liabilities, net – 21.2%		60,535,445

Total Net Assets – 100.0%		$286,181,837

	CONTRACTS	UNREALIZED LOSS
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $198,817,500)	1,623	$(805,607)

CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,3

INDEX	COUNTERPARTY	PROTECTION PREMIUM RATE	MATURITY DATE	NOTIONAL PRINCIPAL	NOTIONAL VALUE	UPFRONT PAYMENTS RECEIVED	UNREALIZED DEPRECIATION
CDX.NA.HY-18 Index	Goldman Sachs International	5.00%	06/20/17	$3,800,000	$(3,686,000)	$(90,061)	$(23,939)
CDX.NA.HY-18 Index	Credit Suisse International	5.00%	06/20/17	121,000,000	(117,370,000)	(2,867,732)	(762,268)
CDX.NA.HY-18 Index	Barclays Bank plc	5.00%	06/20/17	151,600,000	(147,052,000)	(3,788,666)	(759,334)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as credit default swap collateral at March 31, 2012.
[3]	Credit Default Swaps — See Note 6.

244 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $17,848,526)	$18,146,016
Repurchase agreements, at value (cost $207,500,376)	207,500,376

Total investments (cost $225,348,902)	225,646,392
Cash	50,574,692
Segregated cash with broker	19,044,950
Receivables:
Fund shares sold	3,129,011
Protection fees on credit default swaps	460,782
Credit default swaps settlement	41,910

Total assets	298,897,737

LIABILITIES:
Unamortized upfront payments received on credit default swaps	6,746,459
Unrealized depreciation on swap agreements	1,545,541
Payable for:
Fund shares redeemed	3,735,410
Variation margin	266,266
Management fees	171,817
Distribution and service fees	62,340
Transfer agent and administrative fees	57,272
Portfolio accounting fees	22,443
Miscellaneous	108,352

Total liabilities	12,715,900

NET ASSETS	$286,181,837

NET ASSETS CONSIST OF:
Paid in capital	$283,349,094
Accumulated net investment loss	(296,427)
Accumulated net realized gain on investments	5,182,828
Net unrealized depreciation on investments	(2,053,658)

Net assets	$286,181,837

A-CLASS:
Net assets	$11,889,805
Capital shares outstanding	518,562
Net asset value per share	$22.93

Maximum offering price per share (Net asset value divided by 95.25%)	$24.07

C-CLASS:
Net assets	$7,342,511
Capital shares outstanding	334,945
Net asset value per share	$21.92

H-CLASS:
Net assets	$266,949,521
Capital shares outstanding	11,657,238
Net asset value per share	$22.90

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$416,241
Interest	83,645

Total investment income	499,886

EXPENSES:
Management fees	1,653,121
Transfer agent and administrative fees	551,040
Distribution and service fees:
A-Class	34,219
C-Class	70,841
H-Class	499,111
Portfolio accounting fees	210,301
Custodian fees	56,328
Trustees’ fees*	15,624
Tax expense	47,623
Miscellaneous	196,030

Total expenses	3,334,238

Net investment loss	(2,834,352)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,043,734)
Swap agreements	5,086,478
Futures contracts	14,878,983

Net realized gain	17,921,727

Net change in unrealized appreciation (depreciation) on:
Investments	297,490
Swap agreements	(1,547,014)
Futures contracts	(782,652)

Net change in unrealized appreciation (depreciation)	(2,032,176)

Net realized and unrealized gain	15,889,551

Net increase in net assets resulting from operations	$13,055,199

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 245

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,834,352)	$(2,645,405)
Net realized gain on investments	17,921,727	17,982,503
Net change in unrealized appreciation (depreciation) on investments	(2,032,176)	(10,835)

Net increase in net assets resulting from operations	13,055,199	15,326,263

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(547,032)	(1,422,631)
C-Class	(168,804)	(626,512)
H-Class	(6,784,948)	(2,761,602)

Total distributions to shareholders	(7,500,784)	(4,810,745)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	125,538,758	102,263,958
C-Class	77,987,615	68,379,959
H-Class	1,220,509,361	1,145,448,113
DISTRIBUTIONS REINVESTED
A-Class	131,423	942,150
C-Class	153,755	577,687
H-Class	6,728,875	2,516,782
COST OF SHARES REDEEMED
A-Class	(127,439,479)	(92,522,654)
C-Class	(77,109,524)	(66,540,825)
H-Class	(1,082,668,489)	(1,059,304,080)

Net increase from capital share transactions	143,832,295	101,761,090

Net increase in net assets	149,386,710	112,276,608

NET ASSETS:
Beginning of year	136,795,127	24,518,519

End of year	$286,181,837	$136,795,127

(Accumulated)/Undistributed net investment income/(loss) at end of year	$(296,427)	$2,754,226

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	5,627,710	4,689,630
C-Class	3,669,955	3,271,747
H-Class	54,935,323	53,236,425
Shares issued from reinvestment of distributions
A-Class	6,020	43,801
C-Class	7,350	27,800
H-Class	308,664	117,169
Shares redeemed
A-Class	(5,777,601)	(4,306,080)
C-Class	(3,631,647)	(3,178,877)
H-Class	(48,876,797)	(48,866,599)

Net increase in shares	6,268,977	5,035,016

246 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$21.98	$20.42	$16.64	$24.31	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.27)	(.30)	(.26)	(.16)	.69
Net gain (loss) on investments (realized and unrealized)	1.77	3.37	5.39	(3.51)	(1.31)

Total from investment operations	1.50	3.07	5.13	(3.67)	(.62)

Less distributions from:
Net investment income	(.55)	(1.51)	(1.35)	(4.00)	(.07)

Total distributions	(.55)	(1.51)	(1.35)	(4.00)	(.07)

Net asset value, end of period	$22.93	$21.98	$20.42	$16.64	$24.31

Total Return[c]	6.94%	15.21%	31.07%	(16.15%)	(2.49%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,890	$14,561	$4,800	$5,748	$10,530

Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.40%)	(1.37%)	(0.71%)	2.79%
Total expenses	1.49%	1.54%	1.54%	1.57%	1.50%

Portfolio turnover rate	583%	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$21.19	$19.87	$16.33	$24.12	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.45)	(.45)	(.40)	(.25)	.46
Net gain (loss) on investments (realized and unrealized)	1.73	3.28	5.29	(3.54)	(1.27)

Total from investment operations	1.28	2.83	4.89	(3.79)	(.81)

Less distributions from:
Net investment income	(.55)	(1.51)	(1.35)	(4.00)	(.07)

Total distributions	(.55)	(1.51)	(1.35)	(4.00)	(.07)

Net asset value, end of period	$21.92	$21.19	$19.87	$16.33	$24.12

Total Return[c]	6.16%	14.40%	30.17%	(16.83%)	(3.25%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,343	$6,129	$3,351	$1,773	$1,001

Ratios to average net assets:
Net investment income (loss)	(2.10%)	(2.13%)	(2.13%)	(1.21%)	1.90%
Total expenses	2.25%	2.28%	2.29%	2.32%	2.22%

Portfolio turnover rate	583%	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 247

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$21.95	$20.38	$16.61	$24.28	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.28)	(.30)	(.26)	(.04)	.62
Net gain (loss) on investments (realized and unrealized)	1.78	3.38	5.38	(3.63)	(1.27)

Total from investment operations	1.50	3.08	5.12	(3.67)	(.65)

Less distributions from:
Net investment income	(.55)	(1.51)	(1.35)	(4.00)	(.07)

Total distributions	(.55)	(1.51)	(1.35)	(4.00)	(.07)

Net asset value, end of period	$22.90	$21.95	$20.38	$16.61	$24.28

Total Return[c]	6.95%	15.29%	31.07%	(16.16%)	(2.61%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266,950	$116,106	$16,368	$239,528	$64,290

Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.38%)	(1.37%)	(0.20%)	2.55%
Total expenses	1.49%	1.53%	1.53%	1.56%	1.49%

Portfolio turnover rate	583%	—	—	—	—

[a]	Since commencement of operations: April 16, 2007. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

248 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  249

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

High-yield bonds continued to rally through the year ended March 31, 2012, as investor appetite for income and yield remains strong in a low interest rate environment, and the U.S. Federal Reserve has signaled its intention to keep interest rates low for well beyond 2012. Moreover, companies with so-called “junk” credit ratings are stampeding the debt markets at a record pace, taking advantage of ultra-low borrowing costs and solid demand from investors seeking higher yields. Thomson Reuters said the $75 billion in junk bond issuance in the first quarter of 2012 was the highest in any quarter since 1980, when it began keeping records, and that the average rate on bonds sold in the first quarter was 7.98%.

The economy appears to be continuing its slow but gradual recovery, avoiding the outright recession that is infecting Europe. Despite volatility in the high-yield sector that will be around as long as the European situation persists, investors will be attracted to the sector’s low default rate and relatively better yields compared with other fixed-income investments.

Inverse High Yield Strategy Fund H-Class returned -11.92% for the year ended March 31, 2012, as opposed to its index, the Barclays U.S. High Yield Index*, which returned 6.45%.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*Barclays U.S. High Yield Index – an index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

250  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	Since Inception (04/16/07)
A-Class Shares	-11.98%	-10.33%
A-Class Shares with sales charge‡	-16.15%	-11.20%
C-Class Shares	-12.60%	-10.94%
C-Class Shares with CDSC†	-13.47%	-10.94%
H-Class Shares	-11.92%	-10.29%
S&P 500 Index	8.54%	1.34%
Barclays U.S. High Yield Index	6.45%	8.06%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  251

SCHEDULE OF INVESTMENTS	March 31, 2012

INVERSE HIGH YIELD STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 107.6%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$10,260,874	$10,260,874
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	2,886,890	2,886,890
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	1,801,550	1,801,550
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	767,303	767,303

Total Repurchase Agreements (Cost $15,716,617)		15,716,617

Total Investments – 107.6% (Cost $15,716,617)		$15,716,617

Other Assets & Liabilities, net – (7.6)%		(1,110,720)

Total Net Assets – 100.0%		$14,605,897

	CONTRACTS	UNREALIZED GAIN (LOSS)
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $12,495,000)	102	$(625)

CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††

INDEX	COUNTERPARTY	PROTECTION PREMIUM RATE	MATURITY DATE	NOTIONAL PRINCIPAL	NOTIONAL VALUE	UPFRONT PAYMENTS PAID	UNREALIZED APPRECIATION
CDX.NA.HY-18 Index	Barclays Bank plc	5.00%	06/20/17	$13,100,000	$12,707,000	$328,381	$64,619
CDX.NA.HY-18 Index	Credit Suisse International	5.00%	06/20/17	1,000,000	970,000	23,700	6,300
CDX.NA.HY-18 Index	Goldman Sachs International	5.00%	06/20/17	800,000	776,000	18,960	5,040

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as credit default swap collateral at March 31, 2012.

252 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $15,716,617)	$15,716,617

Total investments (cost $15,716,617)	15,716,617
Segregated cash with broker	1,496,050
Unamortized upfront payments paid on credit default swaps	371,041
Unrealized appreciation on swap agreements	75,959
Receivables:
Credit default swaps settlement	85,417
Variation margin	19,056
Fund shares sold	8,714
Interest	9

Total assets	17,772,863

LIABILITIES:
Payable for:
Fund shares redeemed	3,025,473
Credit default swaps settlement	94,063
Management fees	6,505
Distribution and service fees	2,563
Transfer agent and administrative fees	2,168
Portfolio accounting fees	867
Protection fees on credit default swaps	24,833
Miscellaneous	10,494

Total liabilities	3,166,966

NET ASSETS	$14,605,897

NET ASSETS CONSIST OF:
Paid in capital	$25,938,116
Undistributed net investment income	—
Accumulated net realized loss on investments	(11,407,553)
Net unrealized appreciation on investments	75,334

Net assets	$14,605,897

A-CLASS:
Net assets	$555,999
Capital shares outstanding	19,750
Net asset value per share	$28.15

Maximum offering price per share (Net asset value divided by 95.25%)	$29.55

C-CLASS:
Net assets	$692,868
Capital shares outstanding	25,465
Net asset value per share	$27.21

H-CLASS:
Net assets	$13,357,030
Capital shares outstanding	473,304
Net asset value per share	$28.22

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$6,309

Total investment income	6,309

EXPENSES:
Management fees	157,593
Transfer agent and administrative fees	52,531
Distribution and service fees:
A-Class	7,459
C-Class	8,472
H-Class	42,954
Portfolio accounting fees	21,012
Custodian fees	5,375
Trustees’ fees*	1,705
Miscellaneous	25,448

Total expenses	322,549

Net investment loss	(316,240)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(2,735,299)
Futures contracts	(859,497)

Net realized loss	(3,594,796)

Net change in unrealized appreciation (depreciation) on:
Swap agreements	76,123
Futures contracts	(180,153)

Net change in unrealized appreciation (depreciation)	(104,030)

Net realized and unrealized loss	(3,698,826)

Net decrease in net assets resulting from operations	$(4,015,066)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 253

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(316,240)	$(276,545)
Net realized loss on investments	(3,594,796)	(4,368,493)
Net change in unrealized appreciation (depreciation) on investments	(104,030)	152,532

Net decrease in net assets resulting from operations	(4,015,066)	(4,492,506)

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
A-Class	71,981,360	40,028,327
C-Class	8,812,685	5,760,752
H-Class	333,685,614	230,820,350
COST OF SHARES REDEEMED
A-Class	(72,478,567)	(39,859,655)
C-Class	(10,566,693)	(4,931,877)
H-Class	(326,559,879)	(245,856,867)

Net increase (decrease) from capital share transactions	4,874,520	(14,038,970)

Net increase (decrease) in net assets	859,454	(18,531,476)

NET ASSETS:
Beginning of year	13,746,443	32,277,919

End of year	$14,605,897	$13,746,443

Undistributed net investment income at end of year	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	2,353,360	1,182,246
C-Class	299,399	179,518
H-Class	10,932,156	6,507,282
Shares redeemed
A-Class	(2,380,877)	(1,193,892)
C-Class	(355,403)	(152,460)
H-Class	(10,761,580)	(6,928,732)

Net increase (decrease) in shares	87,055	(406,038)

254 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Period Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$31.99	$38.51	$55.13	$51.26	$50.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.43)	(.47)	(.63)	(.10)	.54
Net gain (loss) on investments (realized and unrealized)	(3.41)	(6.05)	(15.60)	5.29	.72

Total from investment operations	(3.84)	(6.52)	(16.23)	5.19	1.26

Less distributions from:
Net realized gains	—	—	(.39)	(1.32)	—

Total distributions	—	—	(.39)	(1.32)	—

Net asset value, end of period	$28.15	$31.99	$38.51	$55.13	$51.26

Total Return[c]	(11.98%)	(16.96%)	29.47%	10.17%	2.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$556	$1,512	$2,269	$2,278	$1,673

Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.39%)	(1.43%)	(0.19%)	1.09%
Total expenses	1.51%	1.53%	1.54%	1.52%	1.52%

Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Period Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$31.12	$37.77	$54.49	$51.06	$50.00

Income (loss) from investment operations:
Net investment loss[b]	(.55)	(.72)	(.95)	(.52)	(.62)
Net gain (loss) on investments (realized and unrealized)	(3.36)	(5.93)	(15.38)	5.27	1.68

Total from investment operations	(3.91)	(6.65)	(16.33)	4.75	1.06

Less distributions from:
Net realized gains	—	—	(.39)	(1.32)	—

Total distributions	—	—	(.39)	(1.32)	—

Net asset value, end of period	$27.21	$31.12	$37.77	$54.49	$51.06

Total Return[c]	(12.60%)	(17.61%)	(30.00%)	9.34%	2.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$693	$2,535	$2,055	$869	$2,958

Ratios to average net assets:
Net investment loss	(1.87%)	(2.13%)	(2.18%)	(1.00%)	(1.25%)
Total expenses	2.26%	2.28%	2.29%	2.28%	2.26%

Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 255

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Period Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$32.04	$38.60	$55.26	$51.38	$50.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.47)	(.50)	(.61)	(.29)	1.44
Net gain (loss) on investments (realized and unrealized)	(3.35)	(6.06)	(15.66)	5.49	(.06)

Total from investment operations	(3.82)	(6.56)	(16.27)	5.20	1.38

Less distributions from:
Net realized gains	—	—	(.39)	(1.32)	—

Total distributions	—	—	(.39)	(1.32)	—

Net asset value, end of period	$28.22	$32.04	$38.60	$55.26	$51.38

Total Return[c]	(11.92%)	(16.99%)	(29.47%)	10.17%	2.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,357	$9,699	$27,954	$13,799	$6,536

Ratios to average net assets:
Net investment income (loss)	(1.51%)	(1.38%)	(1.43%)	(0.55%)	2.84%
Total expenses	1.51%	1.53%	1.53%	1.53%	1.52%

Portfolio turnover rate	—	—	—	—	—

[a]	Since commencement of operations: April 16, 2007. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

256 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX SERIES FUNDS ANNUAL REPORT  |  257

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended March 31, 2012, U.S. Government Money Market Fund returned 0.00%. Money market yields continued to languish in the near-zero short-term interest-rate environment maintained by the Fed. Regulatory issues have been at the forefront of the industry: all money market funds have already been subjected to rules to help reduce risk and improve liquidity and transparency, which are considered to be working well. More regulations have been discussed, including capital requirements and a net asset value that could float, in contrast to the current practice of rounding off the share price to a dollar.

Short-term debt, affirmed at A-1, remains a top-tier approved credit for this Fund.

Uncertainty surrounding sovereign credit risk led us to halt investment in counterparties with major exposure to Greece, Italy, Portugal and Spain.

As the Federal Reserve continues its programs to keep interest rates low, the Fund continues to waive Fund expenses.

Performance displayed represents past performance which is no guarantee of future results.

This fund may not be suitable for all investors. An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FAN – Federal Agency Notes.

FADN – Federal Agency Discount Notes.

Inception Dates:
Investor Class	December 1, 1993
Investor2 Class	July 10, 2009
Advisor Class	April 1, 1998
A-Class	March 31, 2004
C-Class	October 19, 2000

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

258  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	0.00%	0.96%	1.35%

Advisor Class Shares	0.00%	0.77%	1.06%

C-Class Shares	0.00%	0.60%	0.82%

C-Class Shares with CDSC†	-1.00%	0.60%	0.82%

	1 Year	5 Year	Since Inception (03/31/04)
A-Class Shares	0.00%	0.87%	1.43%

		1 Year	(07/10/09)

Investor2 Class Shares		0.00%	0.01%

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  259

SCHEDULE OF INVESTMENTS	March 31, 2012
U.S. GOVERNMENT MONEY MARKET FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES† - 24.6%
Farmer Mac[1]
0.01% due 04/03/12	$100,000,000	$99,999,944
0.15% due 11/29/12	25,000,000	24,974,791
0.18% due 11/27/12	25,000,000	24,970,000
0.20% due 05/15/12	15,000,000	14,996,333
0.17% due 07/24/12	15,000,000	14,991,925
0.12% due 06/22/12	10,000,000	9,997,267

Total Farmer Mac		189,930,260

Federal Home Loan Bank[1]
0.18% due 10/01/12	25,000,000	24,977,125
0.18% due 02/11/13	15,000,000	14,976,300
0.12% due 08/03/12	10,000,000	9,995,867

Total Federal Home Loan Bank		49,949,292

Federal Farm Credit Bank[1]
0.18% due 04/18/12	20,000,000	19,998,300
0.13% due 05/09/12	10,000,000	9,998,628
0.14% due 05/15/12	10,000,000	9,998,289

Total Federal Farm Credit Bank		39,995,217

Freddie Mac[2]
0.12% due 04/10/12	25,000,000	24,999,219

Fannie Mae[2]
0.20% due 06/01/12	25,000,000	24,991,528

Total Federal Agency Discount Notes (Cost $329,865,516)		329,865,516

FEDERAL AGENCY NOTES†—7.6%
Federal Home Loan Bank[1]
0.18% due 12/28/12	30,000,000	29,998,707
0.16% due 04/02/12	15,000,000	14,999,997
0.15% due 06/07/12	15,000,000	14,999,229
0.20% due 01/11/13	10,000,000	10,000,000
0.20% due 12/28/12	10,000,000	9,999,718

Total Federal Home Loan Bank		79,997,651

Federal Farm Credit Bank[1]
0.40% due 11/02/12	11,400,000	11,415,114

Fannie Mae[2]
0.75% due 02/26/13	10,000,000	10,048,190

Total Federal Agency Notes (Cost $101,460,955)		101,460,955

WORLD BANK DISCOUNT NOTE†—7.4%
World Bank
0.04% due 04/02/12	100,000,000	99,999,861

Total World Bank Discount Note (Cost $99,999,861)		99,999,861

	FACE AMOUNT	VALUE
COMMERCIAL PAPER† - 11.2%
Jupiter Securitization Company LLC
0.15% due 04/19/12	$10,000,000	$9,999,250
Caterpillar Inc.
0.12% due 04/26/12	10,000,000	9,999,167
General Reinsurance Corp.
0.12% due 05/07/12	10,000,000	9,998,800
Societe Generale
0.32% due 04/19/12	10,000,000	9,998,150
American Honda Finance
0.13% due 06/05/12	10,000,000	9,997,653
ING U.S. Funding, LLC
0.47% due 04/30/12	10,000,000	9,996,214
Coca-Cola Co.
0.13% due 06/05/12	5,000,000	4,998,826
0.21% due 08/01/12	5,000,000	4,996,442

Total Coca-Cola Co.		9,995,268

General Electric Capital Corp.
0.30% due 06/01/12	10,000,000	9,994,917
Nestle Capital Corp.
0.21% due 04/03/12	5,000,000	4,999,941
0.21% due 10/12/12	5,000,000	4,994,342

Total Nestle Capital Corp.		9,994,283

Danske Corp.
0.52% due 05/21/12	10,000,000	9,992,778

Westpack Banking Corp.
0.27% due 09/21/12	10,000,000	9,987,025

Toyota Motor Credit Co.
0.36% due 08/27/12	10,000,000	9,985,200

Prudential plc
0.75% due 07/30/12	10,000,000	9,975,000

Barclays US Funding, LLC
0.79% due 08/15/12	10,000,000	9,970,155

UBS Finance Delaware LLC
0.71% due 09/20/12	10,000,000	9,966,078

Total Commercial Paper (Cost $149,849,938)		149,849,938

260 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
U.S. GOVERNMENT MONEY MARKET FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS† - 43.9%
Individual Repurchase Agreement
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12 secured by: U.S. Treasury Notes, 0.625%—2.500% 07/31/12—03/31/13 with a value of $99,572,539 and U.S. Treasury Bills, 0.000% 09/06/12 – 09/13/12 with a value of $23,724,032, to be repurchased at $123,941,152	$121,514,943	$121,514,943
Joint Repurchase Agreements[3]
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	315,892,908	315,892,908
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	88,876,260	88,876,260
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	40,781,942	40,781,942
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	23,622,327	23,622,327

Total Repurchase Agreements (Cost $590,688,380)		590,688,380

Total Investments – 94.7% (Cost $1,271,864,650)		$1,271,864,650

Other Assets & Liabilities, net – 5.3%		71,495,241

Total Net Assets – 100.0%		$1,343,359,891

†	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 261

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $681,176,270)	$681,176,270
Repurchase agreements, at value (cost $590,688,380)	590,688,380

Total investments (cost $1,271,864,650)	1,271,864,650
Receivables:
Fund shares sold	103,425,178
Interest	69,119

Total assets	1,375,358,947

LIABILITIES:
Payable for:
Fund shares redeemed	31,374,084
Portfolio accounting fees	48,065
Transfer agent and administrative fees	4,023
Miscellaneous	572,884

Total liabilities	31,999,056

NET ASSETS	$1,343,359,891

NET ASSETS CONSIST OF:
Paid in capital	$1,343,325,100
Undistributed net investment income	977
Accumulated net realized gain on investments	33,814
Net unrealized appreciation on investments	—

Net assets	$1,343,359,891

INVESTOR CLASS:
Net assets	$607,565,400
Capital shares outstanding	607,966,245
Net asset value per share	$1.00
INVESTOR2 CLASS:
Net assets	$37,885,964
Capital shares outstanding	37,882,580
Net asset value per share	$1.00

ADVISOR CLASS:
Net assets	$623,763,503
Capital shares outstanding	623,875,453
Net asset value per share	$1.00

A-CLASS:
Net assets	$38,383,814
Capital shares outstanding	38,400,415
Net asset value per share	$1.00

C-CLASS:
Net assets	$35,761,210
Capital shares outstanding	35,811,377
Net asset value per share	$1.00

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$1,218,030

Total investment income	1,218,030

EXPENSES:
Management fees	5,824,442
Transfer agent and administrative fees	2,329,799
Distribution and service fees:
Advisor Class	1,249,668
C-Class	508,555
Portfolio accounting fees	687,669
Custodian fees	299,265
Trustees’ fees*	99,188
Miscellaneous	1,358,163

Total expenses	12,356,749

LESS:
Expenses waived by service company	(2,927,723)
Expenses waived by distributor	(1,758,223)
Expenses waived by advisor	(6,456,927)

Total waived expenses	(11,142,873)

Net expenses	1,213,876

Net investment income	4,154

NET REALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	33,814

Net realized gain	33,814

Net Increase In Net Assets Resulting From Operations	$37,968

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

262 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,154	$66,580
Net realized gain on investments	33,814	22,225

Net increase in net assets resulting from operations	37,968	88,805

DISTRIBUTIONS TO sHAREHOLDERS FROM:
Net investment income
Investor Class	(2,991)	(44,307)
Investor2 Class	(169)	(2,773)
Advisor Class	(613)	(13,727)
A-Class	(155)	(2,159)
C-Class	(195)	(3,616)
Net realized gains
Investor Class	(14,115)	(22,699)
Investor2 Class	(524)	(1,157)
Advisor Class	(3,382)	(4,482)
A-Class	(517)	(1,101)
C-Class	(803)	(1,385)

Total distributions to shareholders	(23,464)	(97,406)

CAPITAL sHARE TRANSACTIONS:
PROCEEDS FROM SALE OF SHARES
Investor Class	8,520,351,901	9,630,003,112
Investor2 Class	38,434,174	48,377,228
Advisor Class	5,981,133,747	5,264,379,210
A-Class	140,249,344	151,697,120
C-Class	332,253,713	322,812,213
DISTRIBUTIONS REINVESTED
Investor Class	17,010	66,874
Investor2 Class	677	3,178
Advisor Class	3,962	18,140
A-Class	627	3,160
C-Class	968	4,826
COST OF SHARES REDEEMED
Investor Class	(8,746,713,127)	(9,668,927,624)
Investor2 Class	(45,998,905)	(54,121,061)
Advisor Class	(5,497,279,690)	(5,248,363,560)
A-Class	(142,707,495)	(141,499,697)
C-Class	(345,516,973)	(350,392,231)

Net increase (decrease) from capital share transactions	234,229,933	(45,939,112)

Net increase (decrease) in net assets	234,244,437	(45,947,713)
NET ASSETS:
Beginning of year	1,109,115,454	1,155,063,167

End of year	$1,343,359,891	$1,109,115,454

Undistributed net investment income at end of year	$977	$679

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 263

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2012	Year Ended March 31, 2011
CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	8,520,351,901	9,630,003,112
Investor2 Class	38,434,174	48,377,228
Advisor Class	5,981,133,747	5,264,379,210
A-Class	140,249,345	151,697,119
C-Class	332,253,713	322,812,212
Shares issued from reinvestment of distributions
Investor Class	17,013	66,868
Investor2 Class	677	3,179
Advisor Class	3,962	18,140
A-Class	627	3,161
C-Class	969	4,825
Shares redeemed
Investor Class	(8,746,713,127)	(9,668,927,624)
Investor2 Class	(45,998,904)	(54,121,059)
Advisor Class	(5,497,279,690)	(5,248,363,560)
A-Class	(142,707,495)	(141,499,697)
C-Class	(345,516,973)	(350,392,230)

Net increase (decrease) in shares	234,229,939	(45,939,116)

264  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	— [a]	— [a]	— [a]	.01	.04
Net gain on investments (realized and unrealized)	— [a]	— [a]	—	—	—

Total from investment operations	— [a]	— [a]	— [a]	.01	.04

Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(.01)	(.04)
Net realized gains	(—)[a]	(—)[a]	—	—	—

Total distributions	(—)[a]	(—)[a]	(—)[a]	(.01)	(.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.01%	0.01%	1.06%	3.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$607,565	$833,899	$872,765	$1,114,286	$978,584

Ratios to average net assets:
Net investment income	0.00%[e]	0.01%	0.01%	1.02%	3.71%
Total expenses	0.91%	0.94%	0.93%	0.95%	0.93%
Net expenses[c]	0.11%	0.22%	0.37%	0.90%	0.93%

Portfolio turnover rate	—	—	—	—	—

Investor2 Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[d]
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	— [a]	— [a]	— [a]
Net gain on investments (realized and unrealized)	— [a]	— [a]	—

Total from investment operations	— [a]	— [a]	— [a]

Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]
Net realized gains	(—)[a]	(—)[a]	—

Total distributions	(—)[a]	(—)[a]	(—)[a]

Net asset value, end of period	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.01%	0.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,886	$45,449	$51,190

Ratios to average net assets:
Net investment income	0.00%[e]	0.01%	0.01%
Total expenses	0.91%	0.94%	0.94%
Net expenses[c]	0.11%	0.22%	0.29%

Portfolio turnover rate	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 265

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	— [a]	— [a]	— [a]	.01	.03
Net gain on investments (realized and unrealized)	— [a]	— [a]	—	—	—

Total from investment operations	— [a]	— [a]	— [a]	.01	.03

Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(.01)	(.03)
Net realized gains	(—)[a]	(—)[a]	—	—	—

Total distributions	(—)[a]	(—)[a]	(—)[a]	(.01)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.01%	0.01%	0.65%	3.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$623,764	$139,904	$123,870	$341,425	$159,111

Ratios to average net assets:
Net investment income	0.00%[e]	0.01%	0.03%	0.55%	3.25%
Total expenses	1.41%	1.44%	1.43%	1.45%	1.43%
Net expenses[c]	0.10%	0.22%	0.37%	1.26%	1.43%

Portfolio turnover rate	—	—	—	—	—

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	— [a]	— [a]	(—)[a]	.01	.03
Net gain on investments (realized and unrealized)	— [a]	— [a]	—	—	—

Total from investment operations	— [a]	— [a]	(—)[a]	.01	.03

Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(.01)	(.03)
Net realized gains	(—)[a]	(—)[a]	—	—	—

Total distributions	(—)[a]	(—)[a]	(—)[a]	(.01)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.01%	0.01%	0.85%	3.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,384	$40,841	$30,640	$49,072	$21,174

Ratios to average net assets:
Net investment income (loss)	0.00%[e]	0.01%	(0.04%)	0.74%	3.45%
Total expenses	0.91%	1.13%	1.18%	1.20%	1.18%
Net expenses[c]	0.11%	0.21%	0.38%	1.09%	1.18%

Portfolio turnover rate	—	—	—	—	—

266 | THE RYDEX SERIES FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	— [a]	— [a]	(—)[a]	— [a]	.03
Net gain on investments (realized and unrealized)	— [a]	— [a]	—	—	—

Total from investment operations	— [a]	— [a]	(—)[a]	—	.03

Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(.03)
Net realized gains	(—)[a]	(—)[a]	—	—	—

Total distributions	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.01%	0.01%	0.26%	2.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,761	$49,023	$76,598	$135,384	$121,436

Ratios to average net assets:
Net investment income (loss)	0.00%[e]	0.01%	(0.05%)	0.24%	2.69%
Total expenses	1.92%	1.94%	1.93%	1.95%	1.93%
Net expenses[c]	0.10%	0.22%	0.39%	1.70%	1.93%

Portfolio turnover rate	—	—	—	—	—

[a]	Less than $0.01 per share.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net expense information reflects the expense ratios after voluntary expense waivers.
[d]	Since commencement of operations: July 10, 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX SERIES FUNDS ANNUAL REPORT | 267

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the”1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At March 31, 2012, the Trust consisted of fifty-seven separate funds. This report covers the Target Beta Funds and the Money Market Fund (the “Funds”), while the other funds are contained in separate reports. Only Investor Class, Investor2 Class, Advisor Class, A-Class, C-Class, and H-Class had been issued in the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Trust calculates a NAV twice each business day, first in the morning and again in the afternoon for the Russell 2000® Fund and the S&P 500 Fund. All other Funds in this report will price at the afternoon NAV.

The morning NAV is calculated at 10:45 a.m. and the afternoon NAV is calculated at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2012, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts purchased and sold by the Funds are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, non-U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

The value of equity index and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap

268  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  269

NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

I. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position,

that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

270  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500 Fund	0.75%
Inverse S&P 500 Strategy Fund	0.90%
Nasdaq-100® Fund	0.75%
Inverse Nasdaq-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
S&P 500 Pure Growth Fund	0.75%
S&P 500 Pure Value Fund	0.75%
S&P MidCap 400 Pure Growth Fund	0.75%
S&P MidCap 400 Pure Value Fund	0.75%
S&P SmallCap 600 Pure Growth Fund	0.75%
S&P SmallCap 600 Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%
Real Estate Fund	0.85%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates based on the average daily net assets of the Funds. For these services, RFS receives the following:

Fund	Transfer Agent and Administrative Fees (as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholders services, RDL will receive shareholder servicing fees from the Trust at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder services fees are waived, dealer compensation will be reduced to the extent of such waiver.

For the year ended March 31, 2012, RDL retained sales charges of $404,264 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  271

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2012:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Nova Fund	$42,278,202	$53,298	$26,336,313	$99,503	$—	$68,767,316
S&P 500 Fund	219,950,857	47,561	39,937,004	80,195	—	260,015,617
Inverse S&P 500 Strategy Fund	—	—	132,755,042	154,690	—	132,909,732
NASDAQ-100® Fund	789,802,282	727,499	75,902,377	—	—	866,432,158
Inverse NASDAQ-100® Strategy Fund	—	—	9,178,123	41,119	—	9,219,242
Mid-Cap 1.5x Strategy Fund	19,941,131	195,103	3,804,635	—	—	23,940,869
Inverse Mid-Cap Strategy Fund	—	1,297	1,697,691	3,715	—	1,702,703
Russell 2000® 1.5x Strategy Fund	15,186,856	54,724	3,265,344	—	—	18,506,924
Russell 2000® Fund	51,571,939	34,348	21,638,052	—	—	73,244,339
Inverse Russell 2000® Strategy Fund	—	—	18,486,919	45,108	—	18,532,027
S&P 500 Pure Growth Fund	50,824,029	—	463,445	—	—	51,287,474
S&P 500 Pure Value Fund	72,546,070	—	480,768	—	—	73,026,838
S&P MidCap 400 Pure Growth Fund	362,724,057	—	2,657,891	—	—	365,381,948
S&P MidCap 400 Pure Value Fund	27,631,006	—	179,342	—	—	27,810,348
S&P SmallCap 600 Pure Growth Fund	32,564,055	—	477,987	—	—	33,042,042
S&P SmallCap 600 Pure Value Fund	27,075,875	—	93,034	—	—	27,168,909
Europe 1.25x Strategy Fund	5,932,027	26,181	4,619,601	—	—	10,577,809
Japan 2x Strategy Fund	—	692,702	4,552,457	—	—	5,245,159
Strengthening Dollar 2x Strategy Fund	—	—	31,591,018	—	—	31,591,018
Weakening Dollar 2x Strategy Fund	—	350,304	19,172,739	126,199	—	19,649,242
Real Estate Fund	17,589,452	—	38,743	—	—	17,628,195
Government Long Bond 1.2x Strategy Fund	57,539,790	212,724	42,038,646	—	—	99,791,160
Inverse Government Long Bond Strategy Fund	—	6,471,548	806,644,003	—	—	813,115,551
High Yield Strategy Fund	18,146,016	—	207,500,376	—	—	225,646,392
Inverse High Yield Strategy Fund	—	—	15,716,617	75,959	—	15,792,576
U.S. Government Money Market Fund	—	—	1,271,864,650	—	—	1,271,864,650

Liabilities
Nova Fund	$—	$—	$—	$103,632	$—	$103,632
S&P 500 Fund	—	—	—	16,316	—	16,316
Inverse S&P 500 Strategy Fund	—	59,708	—	352,860	—	412,568
NASDAQ-100® Fund	—	—	—	132,144	—	132,144
Mid-Cap 1.5x Strategy Fund	—	—	—	26,133	—	26,133
Russell 2000® 1.5x Strategy Fund	—	—	—	38,699	—	38,699
Russell 2000® Fund	—	—	—	43,391	—	43,391
Inverse Russell 2000® Strategy Fund	—	111,362	—	—	—	111,362
Europe 1.25x Strategy Fund	—	151,123	—	—	—	151,123
Strengthening Dollar 2x Strategy Fund	—	694,853	—	50,971	—	745,824
Inverse Government Long Bond Strategy Fund	363,063,151	—	—	—	—	363,063,151
High Yield Strategy Fund	—	805,607	—	1,545,541	—	2,351,148
Inverse High Yield Strategy Fund	—	625	—	—	—	625

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

272  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2012, there were no investments that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2012:

Securities
Russell 2000® Strategy Fund
Assets:
Beginning Balance	$25
Total realized gains or losses included in earnings	(101)
Total change in unrealized gains or losses included in earnings	306
Sales	(230)

Ending Balance	$—

Securities
Russell 2000® 1.5x Strategy Fund
Assets:
Beginning Balance	$20
Total realized gains or losses included in earnings	(43)
Total change in unrealized gains or losses included in earnings	207
Sales	(184)

Ending Balance	$—

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2012, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			U.S. Treasury STRIPS
0.01%			0.00%
Due 04/02/12	$945,000,000	$945,000,788	02/15/13 – 02/15/22	$1,040,731,200	$963,900,029
Mizuho Financial Group, Inc.			U.S. Treasury Bills
0.01%			0.00%
Due 04/02/12	265,875,123	265,875,345	08/23/12 – 02/07/13	231,055,000	230,868,945
			U.S. Treasury Notes
			2.50% – 2.63%
			03/31/13 – 11/15/20	37,530,300	40,323,785
Credit Suisse Group			U.S. Treasury Notes
0.01%			1.38% – 2.13%
Due 04/02/12	235,771,833	235,772,030	11/30/15 – 08/15/21	235,636,900	240,487,393
Deutsche Bank			U.S. Treasury Note
0.01%			1.25%
Due 04/02/12	70,666,667	70,666,726	03/15/14	70,800,000	72,080,016

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  273

NOTES TO FINANCIAL STATEMENTS (continued)

6. Disclosures about Credit Derivatives

In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 244 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of March 31, 2012.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.

The following Funds utilized derivatives for the following purposes:

Fund Name	Index Exposure	Liquidity
Nova Fund	X	X
S&P 500 Fund	X	X
Inverse S&P 500 Strategy Fund	X	X
NASDAQ-100® Fund	X	X
Inverse NASDAQ-100® Strategy Fund	X	X
Mid-Cap 1.5x Strategy Fund	X	X
Inverse Mid-Cap Strategy Fund	X	X
Russell 2000® 1.5x Strategy Fund	X	X
Russell 2000® Fund	X	X
Inverse Russell 2000® Strategy Fund	X	X
Europe 1.25x Strategy Fund	X	X
Japan 2x Strategy Fund	X	X
Strengthening Dollar 2x Strategy Fund	X	X
Weakening Dollar 2x Strategy Fund	X	X
Government Long Bond 1.2x Strategy Fund	X	X
Inverse Government Long Bond Strategy Fund	X	X
High Yield Strategy Fund	X	X
Inverse High Yield Strategy Fund	X	X

274  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Nova Fund	95%	—
S&P 500 Fund	15%	—
Inverse S&P 500 Strategy Fund	—	100%
NASDAQ-100® Fund	10%	—
Inverse NASDAQ-100® Strategy Fund	—	100%
Mid-Cap 1.5x Strategy Fund	65%	—
Inverse Mid-Cap Strategy Fund	—	100%
Russell 2000® 1.5x Strategy Fund	65%	—
Russell 2000® Fund	25%	—
Inverse Russell 2000® Strategy Fund	—	100%
Europe 1.25x Strategy Fund*	55%	—
Japan 2x Strategy Fund*	200%	—
Strengthening Dollar 2x Strategy Fund	200%	—
Weakening Dollar 2x Strategy Fund	—	200%
Government Long Bond 1.2x Strategy Fund	45%	—
Inverse Government Long Bond Strategy Fund	—	40%
High Yield Strategy Fund	165%	—
Inverse High Yield Strategy Fund	—	165%

*	These Funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmarks. The net derivative instrument exposure to the benchmark is 115% and 400% for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2012:

Derivative	Location on the Statements of Assets and Liabilities
Investments Type	Asset Derivatives	Liability Derivatives
Equity, currency, interest rate and credit contracts	Variation margin Unrealized appreciation on swap agreements	Variation margin Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2012:

	Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Futures Interest Rate Contracts*	Credit Default Contracts	Total Value at March 31, 2012
Nova Fund	$53,298	$99,503	$—	$—	$—	$—	$152,801
S&P 500 Fund	47,561	80,195	—	—	—	—	127,756
Inverse S&P 500 Strategy Fund	—	154,690	—	—	—	—	154,690
NASDAQ-100® Fund	727,499	—	—	—	—	—	727,499
Inverse NASDAQ-100® Strategy Fund	—	41,119	—	—	—	—	41,119
Mid-Cap 1.5x Strategy Fund	195,103	—	—	—	—	—	195,103
Inverse Mid-Cap Strategy Fund	1,297	3,715	—	—	—	—	5,012
Russell 2000® 1.5x Strategy Fund	54,724	—	—	—	—	—	54,724
Russell 2000® Fund	34,348	—	—	—	—	—	34,348
Inverse Russell 2000® Strategy Fund	—	45,108	—	—	—	—	45,108
Europe 1.25x Strategy Fund	—	—	26,181	—	—	—	26,181
Japan 2x Strategy Fund	679,097	—	13,605	—	—	—	692,702
Strengthening Dollar 2x Strategy Fund	—	—	—	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	350,304	126,199	—	—	476,503
Government Long Bond 1.2x Strategy Fund	—	—	—	—	212,724	—	212,724
Inverse Government Long Bond Strategy Fund	—	—	—	—	6,471,548	—	6,471,548
High Yield Strategy Fund	—	—	—	—	—	—	—
Inverse High Yield Strategy Fund	—	—	—	—	—	75,959	75,959

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  275

NOTES TO FINANCIAL STATEMENTS (continued)

	Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Futures Interest Rate Contracts*	Credit Default Contracts	Total Value at March 31, 2012
Nova Fund	$—	$103,632	$—	$—	$—	$—	$103,632
S&P 500 Fund	—	16,316	—	—	—	—	16,316
Inverse S&P 500 Strategy Fund	59,708	352,860	—	—	—	—	412,568
NASDAQ-100® Fund	—	132,144	—	—	—	—	132,144
Inverse NASDAQ-100® Strategy Fund	—	—	—	—	—	—	—
Mid-Cap 1.5x Strategy Fund	—	26,133	—	—	—	—	26,133
Inverse Mid-Cap Strategy Fund	—	—	—	—	—	—	—
Russell 2000® 1.5x Strategy Fund	—	38,699	—	—	—	—	38,699
Russell 2000® Fund	—	43,391	—	—	—	—	43,391
Inverse Russell 2000® Strategy Fund	111,362	—	—	—	—	—	111,362
Europe 1.25x Strategy Fund	151,123	—	—	—	—	—	151,123
Japan 2x Strategy Fund	—	—	—	—	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	694,853	50,971	—	—	745,824
Weakening Dollar 2x Strategy Fund	—	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	—	—	—	—	—	—	—
High Yield Strategy Fund	—	—	—	—	805,607	1,545,541	2,351,148
Inverse High Yield Strategy Fund	—	—	—	—	625	—	625
*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/currency contracts	Net realized gain (loss) on futures contracts and swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts and swap agreements
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2012:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Futures Interest Rate Contracts	Credit Default Contracts	Total
Nova Fund	$1,233,041	$1,972,026	$—	$—	$—	$—	$3,205,067
S&P 500 Fund	1,895,681	4,408,817	—	—	—	—	6,304,498
Inverse S&P 500 Strategy Fund	(12,216,510)	(36,690,513)	—	—	—	—	(48,907,023)
NASDAQ-100® Fund	(7,886,916)	8,087,908	—	—	—	—	200,992
Inverse NASDAQ-100® Strategy Fund	(1,333,742)	(6,494,251)	—	—	—	—	(7,827,993)
Mid-Cap 1.5x Strategy Fund	(1,806,429)	588,413	—	—	—	—	(1,218,016)
Inverse Mid-Cap Strategy Fund	(491,657)	(1,297,632)	—	—	—	—	(1,789,289)
Russell 2000® 1.5x Strategy Fund	(5,424)	(2,610,267)	—	—	—	—	(2,615,691)
Russell 2000® Fund	3,611,956	2,128,755	—	—	—	—	5,740,711
Inverse Russell 2000® Strategy Fund	(1,201,924)	(1,284,144)	—	—	—	—	(2,486,068)
S&P SmallCap 600 Pure Value Fund	63,018	—	—	—	—	—	63,018
Europe 1.25x Strategy Fund	(207,846)	—	131,949	—	—	—	(75,897)
Japan 2x Strategy Fund	(1,801,231)	—	489,943	—	—	—	(1,311,288)
Strengthening Dollar 2x Strategy Fund	—	—	(773,286)	(338,923)	—	—	(1,112,209)
Weakening Dollar 2x Strategy Fund	—	—	(2,948,203)	(96,916)	—	—	(3,045,119)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	9,863,660	—	9,863,660
Inverse Government Long Bond Strategy Fund	—	—	—	—	(52,969,697)	—	(52,969,697)
High Yield Strategy Fund	—	—	—	—	14,878,983	5,086,478	19,965,461
Inverse High Yield Strategy Fund	—	—	—	—	(859,497)	(2,735,299)	(3,594,796)

276  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations

Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Futures Interest Rate Contracts	Credit Default Contracts	Total
Nova Fund	$(60,934)	$(601,139)	$—	$—	$—	$—	$(662,073)
S&P 500 Fund	(363,115)	(467,242)	—	—	—	—	(830,357)
Inverse S&P 500 Strategy Fund	309,223	812,255	—	—	—	—	1,121,478
NASDAQ-100® Fund	718,676	(902,680)	—	—	—	—	(184,004)
Inverse NASDAQ-100® Strategy Fund	173,780	377,447	—	—	—	—	551,227
Mid-Cap 1.5x Strategy Fund	194,958	(890,840)	—	—	—	—	(695,882)
Inverse Mid-Cap Strategy Fund	1,404	49,519	—	—	—	—	50,923
Russell 2000® 1.5x Strategy Fund	(59,916)	(1,452,305)	—	—	—	—	(1,512,221)
Russell 2000® Fund	(278,882)	(356,409)	—	—	—	—	(635,291)
Inverse Russell 2000® Strategy Fund	(105,852)	308,282	—	—	—	—	202,430
Europe 1.25x Strategy Fund	(148,516)	—	(110,418)	—	—	—	(258,934)
Japan 2x Strategy Fund	(87,584)	—	236,728	—	—	—	149,144
Strengthening Dollar 2x Strategy Fund	—	—	(378,078)	124,713	—	—	(253,365)
Weakening Dollar 2x Strategy Fund	—	—	(57,401)	(13,148)	—	—	(70,549)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	(33,261)	—	(33,261)
Inverse Government Long Bond Strategy Fund	—	—	—	—	6,801,936	—	6,801,936
High Yield Strategy Fund	—	—	—	—	(782,652)	(1,547,014)	(2,329,666)
Inverse High Yield Strategy Fund	—	—	—	—	(180,153)	76,123	(104,030)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2012, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Nova Fund	$5,983,755
S&P 500 Fund	3,233,374
Inverse S&P 500 Strategy Fund	5,725,764
NASDAQ-100® Fund	87,722,029
Inverse NASDAQ-100® Strategy Fund	19,380,747
Russell 2000® Fund	6,873,582
S&P 500 Pure Growth Fund	1,012,190
S&P 500 Pure Value Fund	1,037,708

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  277

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Amount
S&P SmallCap 600 Pure Value Fund	$2,196,704
Inverse Government Long Bond Strategy Fund	16,998,940
High Yield Strategy Fund	5,151,003

The tax character of distributions paid during the year ended March 31, 2012 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$—	$—	$—
S&P 500 Fund	—	—	—
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Russell 2000® Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	394,919	241,421	636,340
S&P 500 Pure Value Fund	—	—	—
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	—	—	—
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	110,615	—	110,615
Government Long Bond 1.2x Strategy Fund	3,511,198	—	3,511,198
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	7,500,784	—	7,500,784
Inverse High Yield Strategy Fund	—	—	—
U.S. Government Money Market Fund	23,464	—	23,464

The tax character of distributions paid during the year ended March 31, 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$78,732	$—	$78,732
S&P 500 Fund	1,990	—	1,990
Inverse S&P 500 Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Russell 2000® Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
S&P 500 Pure Growth Fund	—	—	—
S&P 500 Pure Value Fund	223,302	—	223,302
S&P MidCap 400 Pure Growth Fund	—	—	—
S&P MidCap 400 Pure Value Fund	3,747,725	—	3,747,725
S&P SmallCap 600 Pure Growth Fund	—	—	—
S&P SmallCap 600 Pure Value Fund	4,081,852	—	4,081,852
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	880,108	—	880,108
Government Long Bond 1.2x Strategy Fund	4,552,742	—	4,552,742
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	4,810,745	—	4,810,745
Inverse High Yield Strategy Fund	—	—	—
U.S. Government Money Market Fund	97,406	—	97,406
Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

278  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2012 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward[1]
Nova Fund	$72,406	$—	$14,717,970	$(44,668,893)
S&P 500 Fund	—	—	24,549,825	(21,343,240)
Inverse S&P 500 Strategy Fund	—	—	(191,303)	(380,632,954)
NASDAQ-100® Fund	—	—	355,626,867	(39,977,153)
Inverse NASDAQ-100® Strategy Fund	—	—	41,119	(78,427,449)
Mid-Cap 1.5x Strategy Fund	—	—	2,211,521	(15,831,452)
Inverse Mid-Cap Strategy Fund	—	—	3,715	(14,606,381)
Russell 2000® 1.5x Strategy Fund	—	—	1,087,430	(10,432,158)
Russell 2000® Fund	—	—	3,036,272	(2,495,832)
Inverse Russell 2000® Strategy Fund	—	—	45,108	(50,555,846)
S&P 500 Pure Growth Fund	—	—	7,216,346	—
S&P 500 Pure Value Fund	81,734	—	(12,611)	(1,438,842)
S&P MidCap 400 Pure Growth Fund	—	—	53,925,222	(10,721,429)
S&P MidCap 400 Pure Value Fund	—	—	(490,192)	(6,790,589)
S&P SmallCap 600 Pure Growth Fund	—	—	2,167,609	(10,684,313)
S&P SmallCap 600 Pure Value Fund	—	—	2,478,726	(32,428,267)
Europe 1.25x Strategy Fund	121,349	—	(596,414)	(16,371,495)
Japan 2x Strategy Fund	—	—	—	(2,135,714)
Strengthening Dollar 2x Strategy Fund	—	—	—	(23,820,939)
Weakening Dollar 2x Strategy Fund	—	—	—	(12,505,248)
Real Estate Fund	156,672	—	517,375	(13,616,153)
Government Long Bond 1.2x Strategy Fund	164,097	—	(5,471,118)	(25,142,921)
Inverse Government Long Bond Strategy Fund	—	—	15,446,044	(457,620,479)
High Yield Strategy Fund	—	4,377,221	(1,248,051)	—
Inverse High Yield Strategy Fund	—	—	75,959	(9,100,726)
U.S. Government Money Market Fund	34,797	—	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2013	2014	2015	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Nova Fund	$—	$—	$—	$—	$(42,453,023)	$(2,215,870)	$—	$—	$—	$(44,668,893)
S&P 500 Fund	—	—	—	—	(16,393,041)	(4,950,199)	—	—	—	(21,343,240)
Inverse S&P 500
Strategy Fund	(65,527,919)	(37,877,636)	(59,724,340)	—	—	(107,667,355)	(64,265,070)	(39,020,260)	(6,550,374)	(380,632,954)
NASDAQ-100® Fund	(17,809,338)	—	—	—	(22,167,815)	—	—	—	—	(39,977,153)
Inverse NASDAQ-100®
Strategy Fund	(3,723,075)	(17,351,209)	(15,380,081)	(8,534,020)	—	(16,105,314)	(9,266,829)	(7,245,987)	(820,934)	(78,427,449)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	(9,080,922)	(4,124,009)	—	(1,664,112)	(962,409)	(15,831,452)
Inverse Mid-Cap
Strategy Fund	—	—	(3,855,787)	(850,800)	—	(6,411,872)	(1,499,847)	(1,655,894)	(332,181)	(14,606,381)
Russell 2000® 1.5x
Strategy Fund	—	—	—	—	(8,885,709)	—	—	(1,546,449)	—	(10,432,158)
Russell 2000® Fund	—	—	—	—	—	(2,495,832)	—	—	—	(2,495,832)
Inverse Russell 2000®
Strategy Fund	—	—	(13,474,576)	(7,459,340)	—	(15,938,452)	(10,451,551)	(1,493,569)	(1,738,358)	(50,555,846)
S&P 500 Pure Growth Fund	—	—	—	—	—	—	—	—	—	—
S&P 500 Pure Value Fund	—	—	—	—	—	(1,438,842)	—	—	—	(1,438,842)
S&P MidCap 400
Pure Growth Fund	—	—	—	—	—	(3,166,543)	—	(4,689,466)	(2,865,420)	(10,721,429)
S&P MidCap 400 Pure
Value Fund	—	—	—	—	—	—	(1,769,395)	(5,021,194)	—	(6,790,589)
S&P SmallCap 600
Pure Growth Fund	—	—	—	—	(5,316,867)	(56,524)	—	(5,310,922)	—	(10,684,313)
S&P SmallCap 600
Pure Value Fund	—	—	—	—	—	—	(32,428,267)	—	—	(32,428,267)
Europe 1.25x Strategy Fund	—	—	—	—	(13,511,526)	—	(2,098,062)	(512,522)	(249,385)	(16,371,495)
Japan 2x Strategy Fund	—	—	—	—	(973,570)	—	—	(464,857)	(697,287)	(2,135,714)

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  279

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Expires in 2013	Expires in 2014	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Expires in 2019	Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Strengthening Dollar 2x
Strategy Fund	$—	$—	$—	$—	$—	$(16,109,547)	$(4,395,594)	$(1,326,319) $(1,989,479)		$(23,820,939)
Weakening Dollar
2x Strategy Fund	—	—	—	—	(6,635,880)	—	(3,988,430)	(752,375)	(1,128,563)	(12,505,248)
Real Estate Fund	—	—	—	—	(2,247,435)	(4,305,317)	—	(7,063,401)	—	(13,616,153)
Government Long Bond
1.2x Strategy Fund	—	—	—	—	—	(19,633,290)	—	(5,509,631)	—	(25,142,921)
Inverse Government
Long Bond Strategy Fund	(63,759,468)	(82,212,943)	(60,731,802)	(2,188,094)	(24,167,315)	(68,305,233)	(23,242,075)	(105,312,893)	(27,700,656)	(457,620,479)
High Yield Strategy Fund	—	—	—	—	—	—	—	—	—	—
Inverse High Yield
Strategy Fund	—	—	—	—	—	(3,356,295)	(4,361,182)	(1,090,660)	(292,589)	(9,100,726)
U.S. Government
Money Market Fund	—	—	—	—	—	—	—	—	—	—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Nova Fund	$(1,410)	$—	$1,410
S&P 500 Fund	(208,837)	205,786	3,051
Inverse S&P 500 Strategy Fund	(8,177,920)	2,452,156	5,725,764
NASDAQ-100® Fund	(1,715,587)	1,715,587	—
Inverse NASDAQ-100® Strategy Fund	(19,632,927)	252,180	19,380,747
Mid-Cap 1.5x Strategy Fund	(193,078)	181,524	11,554
Inverse Mid-Cap Strategy Fund	(68,468)	68,468	—
Russell 2000® 1.5x Strategy Fund	325,740	249,030	(574,770)
Russell 2000® Fund	(286,713)	281,172	5,541
Inverse Russell 2000® Strategy Fund	(273,603)	273,603	—
S&P 500 Pure Growth Fund	943,690	296,623	(1,240,313)
S&P 500 Pure Value Fund	—	—	—
S&P MidCap 400 Pure Growth Fund	(2,233,795)	2,169,678	64,117
S&P MidCap 400 Pure Value Fund	(2,927)	2,928	(1)
S&P SmallCap 600 Pure Growth Fund	(617,397)	617,276	121
S&P SmallCap 600 Pure Value Fund	(97,532)	87,827	9,705
Europe 1.25x Strategy Fund	1	(16,852)	16,851
Japan 2x Strategy Fund	(92,058)	92,058	—
Strengthening Dollar 2x Strategy Fund	(712,929)	712,929	—
Weakening Dollar 2x Strategy Fund	(423,432)	423,432	—
Real Estate Fund	(167,305)	2,143	165,162
Government Long Bond 1.2x Strategy Fund	—	—	—
Inverse Government Long Bond Strategy Fund	(33,021,416)	16,022,477	16,998,939
High Yield Strategy Fund	(47,623)	7,284,483	(7,236,860)
Inverse High Yield Strategy Fund	(1,245,985)	316,240	929,745
U.S. Government Money Market Fund	—	267	(267)

280  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$53,892,416	$14,770,514	$(48,415)	$14,722,099
S&P 500 Fund	235,401,915	25,620,777	(1,134,831)	24,485,946
Inverse S&P 500 Strategy Fund	132,748,175	6,867	—	6,867
NASDAQ-100® Fund	509,945,648	361,746,475	(5,987,464)	355,759,011
Inverse NASDAQ-100® Strategy Fund	9,178,123	—	—	—
Mid-Cap 1.5x Strategy Fund	21,508,112	2,507,107	(269,453)	2,237,654
Inverse Mid-Cap Strategy Fund	1,697,691	—	—	—
Russell 2000® 1.5x Strategy Fund	17,326,071	1,359,069	(232,940)	1,126,129
Russell 2000® Fund	70,130,328	4,103,758	(1,024,095)	3,079,663
Inverse Russell 2000® Strategy Fund	18,486,919	—	—	—
S&P 500 Pure Growth Fund	44,071,128	7,593,933	(377,587)	7,216,346
S&P 500 Pure Value Fund	73,039,449	2,076,387	(2,088,998)	(12,611)
S&P MidCap 400 Pure Growth Fund	311,456,726	57,771,613	(3,846,391)	53,925,222
S&P MidCap 400 Pure Value Fund	28,300,540	94,599	(584,791)	(490,192)
S&P SmallCap 600 Pure Growth Fund	30,874,433	2,667,165	(499,556)	2,167,609
S&P SmallCap 600 Pure Value Fund	24,690,183	2,757,274	(278,548)	2,478,726
Europe 1.25x Strategy Fund	10,996,538	—	(444,910)	(444,910)
Japan 2x Strategy Fund	4,552,457	—	—	—
Strengthening Dollar 2x Strategy Fund	31,591,018	—	—	—
Weakening Dollar 2x Strategy Fund	19,172,739	—	—	—
Real Estate Fund	17,110,820	536,147	(18,772)	517,375
Government Long Bond 1.2x Strategy Fund	105,049,554	—	(5,471,118)	(5,471,118)
Inverse Government Long Bond Strategy Fund	806,609,987	34,016	—	34,016
High Yield Strategy Fund	225,348,902	341,759	(44,269)	297,490
Inverse High Yield Strategy Fund	15,716,617	—	—	—
U.S. Government Money Market Fund	1,271,864,650	—	—	—

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2012, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2012:

Fund	Ordinary	Capital
Nova Fund	$—	$(80,026)
Inverse S&P 500 Strategy Fund	(592,068)	(26,354,533)
NASDAQ-100® Fund	(1,097,969)	(1,967,888)
Inverse NASDAQ-100® Strategy Fund	(46,095)	(2,157,864)
Mid-Cap 1.5x Strategy Fund	(67,408)	—
Inverse Mid-Cap Strategy Fund	(9,051)	(410,062)
Russell 2000® 1.5x Strategy Fund	(41,926)	—
Russell 2000® Fund	(149,756)	—
Inverse Russell 2000® Strategy Fund	(70,741)	(3,120,497)
S&P 500 Pure Growth Fund	(82,706)	(4,885,274)
S&P 500 Pure Value Fund	—	(1,370,859)
S&P MidCap 400 Pure Growth Fund	(889,323)	(13,172,792)
S&P SmallCap 600 Pure Growth Fund	(9,714)	—
S&P SmallCap 600 Pure Value Fund	(124,122)	—
Japan 2x Strategy Fund	(13,890)	—
Strengthening Dollar 2x Strategy Fund	(260,587)	—
Weakening Dollar 2x Strategy Fund	(90,469)	(1,234,730)

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  281

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Ordinary	Capital
Real Estate Fund	$—	$(30,322)
Inverse Government Long Bond Strategy Fund	(4,115,790)	(35,275,455)
High Yield Strategy Fund	(296,427)	—
Inverse High Yield Strategy Fund	—	(2,307,452)

9. Securities Transactions

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
Nova Fund	$55,268,493	$71,185,151
S&P 500 Fund	305,438,548	286,389,476
Inverse S&P 500 Strategy Fund	—	—
NASDAQ-100® Fund	619,354,271	588,284,827
Inverse NASDAQ-100® Strategy Fund	—	—
Mid-Cap 1.5x Strategy Fund	32,313,394	47,017,907
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 1.5x Strategy Fund	22,607,357	12,316,503
Russell 2000® Fund	67,214,051	23,834,344
Inverse Russell 2000® Strategy Fund	—	—
S&P 500 Pure Growth Fund	319,362,846	314,509,698
S&P 500 Pure Value Fund	301,223,748	260,643,412
S&P MidCap 400 Pure Growth Fund	756,554,204	641,724,265
S&P MidCap 400 Pure Value Fund	200,326,656	220,808,085
S&P SmallCap 600 Pure Growth Fund	294,078,986	344,433,896
S&P SmallCap 600 Pure Value Fund	217,397,120	219,202,402
Europe 1.25x Strategy Fund	27,446,492	38,619,332
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—
Real Estate Fund	182,884,841	184,302,911
Government Long Bond 1.2x Strategy Fund	—	—
Inverse Government Long Bond Strategy Fund	25,000,000	25,000,000
High Yield Strategy Fund	59,593,377	39,701,116
Inverse High Yield Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of government securities were:

Purchases	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$3,327,896,088	$3,372,499,579
Inverse Government Long Bond Strategy Fund	3,523,413,273	3,713,387,100

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2012. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2012. The Funds did not have any borrowings under this agreement at March 31, 2012.

The following table illustrates the average daily balance borrowed for the year ended March 31, 2012:

Fund	Average Daily Balance
Nova Fund	$14,445
S&P 500 Fund	97,180
NASDAQ-100® Fund	915,268
Mid-Cap 1.5x Strategy Fund	25,391
Russell 2000 1.5x Strategy Fund	566
Inverse Russell 2000 Strategy Fund	126,044
S&P 500 Pure Growth Fund	61,724
S&P 500 Pure Value Fund	63,221
S&P MidCap 400 Pure Growth Fund	54,467

282  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Average Daily Balance
S&P MidCap 400 Pure Value Fund	$17,180
S&P SmallCap 600 Pure Growth Fund	29,016
S&P SmallCap 600 Pure Value Fund	69,325
Strengthening Dollar 2x Strategy Fund	7,918
Real Estate Fund	18,866
Government Long Bond 1.2x Strategy Fund	26,601
Inverse Government Long Bond Strategy Fund	234,101

11. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Series Funds also has been named as a defendant in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500 Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Litigation

In March, 2010, an action was filed against PADCO Advisors, Inc. (hereinafter, the “Manager”), Rydex Distributors, Inc. (hereinafter, the “Distributor”), Rydex Series Funds (hereinafter, the “Trust”) and certain trustees and officers of the Trust in federal district court in San Francisco, California. The action sought class action status on behalf of purchasers of shares in a series of the Trust, the Rydex Inverse Government Long Bond Strategy Fund (the “Fund”) during a particular time period. The action asserted claims under provisions of the federal securities laws, alleging that certain registration statements of the Trust contained negligent misrepresentations and omissions with respect to certain risks associated with investment in the Fund, the suitability of the Fund and differences between performance of the Fund’s shares over time and that of its reference benchmark. The action also asserted a claim seeking to hold the Manager and the individual trustee defendants liable as control persons of the Trust. The action sought unspecified damages and interest thereon as well as an award to the plaintiffs and putative class of attorney’s fees and litigation expenses. Following the commencement of discovery, the parties reached an agreement to settle the case in its entirety. The terms of the settlement were negotiated and, on February 9, 2012, the Court entered a final order approving the settlement and the plan of allocation, certifying the class for purposes of the settlement, approving an award of fees and expenses to plaintiffs’ counsel and to lead plaintiffs, and dismissing the action with prejudice. Neither the Manager, the Distributor nor the Trust were required to fund any of the settlement amount, which totaled $5.5 million and was covered by insurance. To our knowledge, no member of the plaintiff class has filed a notice of appeal with respect to the February 9 final order.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  283

NOTES TO FINANCIAL STATEMENTS (concluded)

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund—$ 1,725,168; U.S. Long Short Momentum Fund—$2,193,600; Global 130/30 Strategy Fund—$37,920; Hedged Equity Fund—$1,440; and Multi-Hedge Strategies Fund—$1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Subsequent Event

Effective following the close of business on June 15, 2012, the Rydex Series Funds U.S. Government Money Market Fund (the “Fund”) will no longer offer Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, and Investor2 Class shares, and all outstanding shares of the Fund will be converted to the Fund’s new share class, the Money Market Class shares, based on the existing class NAVs. Money Market Class shares of the Fund will be eligible for exchange with shares of any other fund in the same fund family regardless of class subject to the purchaser eligibility requirements of such class. The Fund will no longer be subject to Rule 12b-1 distribution, shareholder service fees, or contingent deferred sales charges. There will be no account privilege restrictions if held directly through Rydex Fund Services, LLC, or tax consequences associated with the conversion.

284  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, S&P 500 Pure Growth Fund, S&P 500 Pure Value Fund, S&P MidCap 400 Pure Growth Fund, S&P MidCap 400 Pure Value Fund, S&P SmallCap 600 Pure Growth Fund, S&P SmallCap 600 Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Real Estate Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (twenty-six of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2012

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  285

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2012, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500 Pure Growth Fund	93.65%
High Yield Strategy Fund	2.45%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
S&P 500 Pure Growth Fund	79.66%
High Yield Strategy Fund	1.12%

With respect to the taxable year ended March 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

S&P 500
Pure Growth
Fund
From long-term capital gains, subject to the 15% rate gains category:	$241,421
From long-term capital gains, using proceeds from shareholder redemptions:	943,691

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Nova Fund	834,436	28,139	49,303
S&P 500 Fund	3,004,072	63,660	45,228
Inverse S&P 500 Strategy Fund	4,737,821	118,613	133,037
NASDAQ-100® Fund	15,160,761	517,125	532,056
Inverse NASDAQ-100® Strategy Fund	767,107	37,131	28,970
Mid-Cap 1.5x Strategy Fund	283,002	8,301	7,056
Inverse Mid-Cap Strategy Fund	248,180	7,502	2,551
Russell 2000® Fund	145,797	1,914	1,608
Russell 2000® 1.5x Strategy Fund	175,680	10,548	2,187
Inverse Russell 2000® Strategy Fund	1,028,865	13,780	9,623
S&P 500 Pure Growth Fund	1,088,197	38,832	38,383
S&P 500 Pure Value Fund	115,208	4,705	4,854
S&P MidCap 400 Pure Growth Fund	2,862,290	77,012	64,980
S&P MidCap 400 Pure Value Fund	93,373	3,301	2,615

286  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Fund	Shares For	Shares Against	Shares Abstained
S&P SmallCap 600 Pure Growth Fund	231,817	3,322	8,757
S&P SmallCap 600 Pure Value Fund	236,061	3,959	9,752
Europe 1.25x Strategy Fund	263,205	5,707	2,533
Japan 2x Strategy Fund	108,125	7,608	213
Strengthening Dollar 2x Strategy Fund	2,809,315	31,957	46,498
Weakening Dollar 2x Strategy Fund	667,249	68,054	32,371
Real Estate Fund	201,371	8,984	12,852
Government Long Bond 1.2x Strategy Fund	5,865,399	164,170	198,733
Inverse Government Long Bond Strategy Fund	16,333,001	705,210	549,708
High Yield Strategy Fund	580,938	17,533	10,900
Inverse High Yield Strategy Fund	551,047	7,996	19,689
U.S. Government Money Market Fund	916,413,122	7,792,221	11,435,070

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	1,443,600,903	For	1,444,213,017	For	1,444,422,997
Withhold	23,402,732	Withhold	22,790,618	Withhold	22,580,638
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	1,445,255,754	For	1,443,668,595	For	1,445,494,273
Withhold	21,747,881	Withhold	23,335,040	Withhold	21,509,362
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	1,444,219,448	For	1,445,357,773	For	1,443,486,735
Withhold	22,784,187	Withhold	21,645,862	Withhold	23,516,900
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. Although shareholder votes were placed, not enough votes were received to meet the minimum requirements to constitute a majority vote. As such, the matter was closed.

At a special meeting of shareholders held on December 13, 2011, the shareholders of the Funds also voted on whether to approve the

Elimination of the Fundamental Investment Policy on Investing in Other Investment Companies. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
U.S. Government Money Market Fund	905,094,161	18,684,699	11,861,553

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  287

OTHER INFORMATION (Unaudited) (concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. The Transaction closed on February 29, 2012.

The Transaction should not result in material changes to the day-to-day management and operation of the Fund or any increase in fees.

In anticipation of the Transaction, the Board of Trustees of the Fund (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Fund of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Fund and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Fund’s current investment management agreement with the Investment Manager (the “Current Agreement”). The Fund’s shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

288  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Length of Service
Name, Position and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
––––––––––––––––––––––––––––––	–––––––––––––––––––––––––––––––––––	––––––––––––––––––––––––
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	148
Trustee, President (1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds –2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010.

INDEPENDENT TRUSTEES
Length of Service
Name, Position and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
––––––––––––––––––––––––––––––	–––––––––––––––––––––––––––––––––––	––––––––––––––––––––––––
Corey A. Colehour	Rydex Series Funds – 1993	148
Trustee (1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds –1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the audit,Governance and Nominating Committees(1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	148
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	148
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1941)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	148
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	148
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  289

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES — concluded

Length of Service
Name, Position and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
––––––––––––––––––––––––––––––	–––––––––––––––––––––––––––––––––––	––––––––––––––––––––––––
Patrick T. McCarville	Rydex Series Funds – 1997	148
Trustee (1942)	Rydex Variable Trust – 1998
Rydex Dynamic Funds –1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

Roger Somers	Rydex Series Funds –1993	148
Trustee (1944)	Rydex Variable Trust –1998
	Rydex Dynamic Funds –1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS
Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
–––––––––––––––––––––––	–––––––––––––––––––––––––––––––––––

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002- 2010), Executive Vice President (2002- 2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003- 2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009), Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009).

290  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS —concluded
Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
–––––––––––––––––––––––	–––––––––––––––––––––––––––––––––––

Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Security Global Investors.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  291

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

292  |  THE RYDEX SERIES FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX SERIES FUNDS ANNUAL REPORT  |  293

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RBENF-ANN-2-0312x0313

SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notification when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service

Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT	1

LETTER TO OUR SHAREHOLDERS

TO OUR SHAREHOLDERS:

A restructuring of Greece’s massive debt, continued accommodation by the world’s major central banks and better news on the U.S. economy helped support financial markets over the fiscal year ended March 31, 2012, with the S&P 500® Index* rising about 9%. Market optimism peaked in early 2012, when several major equity indices pushed to the highest levels in four years or more. But the mood grew more cautious late in the period after the Federal Reserve (“the Fed”) expressed views that continued weakness in housing and employment may pose a risk to the strength of the recovery.

U.S. equities experienced big intra-year swings. Markets swooned by nearly 20% last summer amid the loss of the U.S. AAA credit rating, the end of the Federal Reserve’s second round of quantitative easing and rising oil prices. But after touching the year’s low in early October, improving U.S. economic data and European Central Bank’s injections of three-year loans into the continent’s banking system helped markets make up lost ground, which carried over into a strong first quarter of 2012.

Among the upbeat U.S. economic reports in recent months: more than 600,000 jobs have been added since the beginning of 2012; house prices have fallen enough to start to spur demand, lifting sales and new construction; and the U.S. GDP expanded at an annual rate of 3% in the fourth quarter of 2011, its strongest rate in a year and a half. Consumer confidence climbed in March to its highest level in a year.

While acknowledging the good news, the Fed warned that policymakers cannot be sure the recent pace of improvement will be sustained unless growth picks up. To foster growth, the Fed has said it will leave its key interest rate close to zero at least through 2014, despite arguments by some Fed officials and investors that the Fed may have to consider raising rates much earlier than that to prevent inflation. For now, the Fed’s leadership appears to be committed to keeping rates low, thus reducing borrowing costs for businesses and consumers. Consumer spending remains sluggish, and lackluster forecasts for first-quarter corporate profits were a reminder that the economic recovery remains fragile.

The world’s leading central bankers have continued to take steps to recharge the global economy. Greece’s debt restructuring enabled a new international bailout, while an injection of liquidity from the European Central Bank lessened financial stresses across the continent and contributed to improvement in global financial markets. However, March manufacturing gauges indicated that the eurozone has entered a period of economic contraction, meaning that policy makers may need to do more to revive economic growth across the region. The Bank of England and the Bank of Japan have also increased asset-buying programs. In China, recent strong factory data eased fears that a hard landing could wreak havoc on the global economy. The country cut its annual growth target to 7.5%, as its policymakers are trying to shift the country away from investment and exports and to greater domestic consumption.

Improvement in the U.S. economy is luring investors from ultra-safe, but often low-yielding assets. Falling U.S. Treasury bond prices, for example, boosted yields from a 70-year low last fall to a recent range of around 2% for the 10-year note. After outperforming equities for much of the past decade, and drawing heavy asset flows, many analysts are cautious about certain fixed-income sectors, particularly government debt, as the economy improves and the potential grows for a rise in interest rates. Investment-grade and higher-yielding corporates, however, are expected to continue to outperform.

Likewise, commodities, which had been slumping since mid-2011 due to slowing economic activity and the European debt crisis, rebounded in early 2012 on stronger macroeconomic data, with the price of a barrel of oil surging from last October’s $77 to a peak of $113 in late February. Investors also have been shifting out of gold to assets with greater return potential; after peaking at nearly $2,000 last summer, the price per ounce has fallen back to around $1,600.

2	THE RYDEX FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

The U.S. economy seems to be decoupling from slowing growth in the rest of the world and from ongoing uncertainty in the European debt crisis, as well as the domestic debate over tax and spending policy. In this resiliency, we see potential in U.S. investments, including equities, high yield bonds, bank loans and other risk assets. It appears that the U.S. may have entered a period of self-sustaining, if modest, economic expansion, driven primarily by the aggressive monetary policy of the Fed and reinforced by the ECB, and is increasingly becoming the economic locomotive of the global economy.

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Donald C. Cacciapaglia

President

*S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888

The referenced funds are distributed by Rydex Distributors, LLC. Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC, which includes Security Investors, LLC, the investment advisor to the referenced funds. Rydex Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE RYDEX FUNDS ANNUAL REPORT	3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2011 and ending March 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S.

Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4	THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]

Banking Fund
Investor Class	1.32%	35.23%	$1,000.00	$1,352.30	$7.76
Advisor Class	1.82%	34.86%	1,000.00	1,348.60	10.69
A-Class	1.58%	35.03%	1,000.00	1,350.30	9.28
C-Class	2.33%	34.55%	1,000.00	1,345.50	13.66

Basic Materials Fund
Investor Class	1.33%	18.86%	1,000.00	1,188.60	7.28
Advisor Class	1.84%	18.58%	1,000.00	1,185.80	10.05
A-Class	1.58%	18.71%	1,000.00	1,187.10	8.64
C-Class	2.33%	18.31%	1,000.00	1,183.10	12.72

Biotechnology Fund
Investor Class	1.33%	34.48%	1,000.00	1,344.80	7.80
Advisor Class	1.83%	34.13%	1,000.00	1,341.30	10.71
A-Class	1.59%	34.31%	1,000.00	1,343.10	9.31
C-Class	2.33%	33.77%	1,000.00	1,337.70	13.62

Consumer Products Fund
Investor Class	1.33%	14.52%	1,000.00	1,145.20	7.13
Advisor Class	1.83%	14.25%	1,000.00	1,142.50	9.80
A-Class	1.58%	14.37%	1,000.00	1,143.70	8.47
C-Class	2.33%	13.98%	1,000.00	1,139.80	12.46

Electronics Fund
Investor Class	1.33%	23.49%	1,000.00	1,234.90	7.43
Advisor Class	1.84%	23.20%	1,000.00	1,232.00	10.27
A-Class	1.58%	23.30%	1,000.00	1,233.00	8.82
C-Class	2.34%	22.82%	1,000.00	1,228.20	13.03

Energy Fund
Investor Class	1.33%	24.59%	1,000.00	1,245.90	7.47
Advisor Class	1.83%	24.39%	1,000.00	1,243.90	10.27
A-Class	1.59%	24.36%	1,000.00	1,243.60	8.92
C-Class	2.33%	24.01%	1,000.00	1,240.10	13.05

Energy Services Fund
Investor Class	1.33%	25.73%	1,000.00	1,257.30	7.51
Advisor Class	1.83%	25.43%	1,000.00	1,254.30	10.31
A-Class	1.58%	25.56%	1,000.00	1,255.60	8.91
C-Class	2.33%	25.13%	1,000.00	1,251.30	13.11

Financial Services Fund
Investor Class	1.33%	29.91%	1,000.00	1,299.10	7.64
Advisor Class	1.83%	29.58%	1,000.00	1,295.80	10.50
A-Class	1.58%	29.76%	1,000.00	1,297.60	9.08
C-Class	2.33%	29.31%	1,000.00	1,293.10	13.36

THE RYDEX FUNDS ANNUAL REPORT	5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Health Care Fund
Investor Class	1.33%	21.56%	$1,000.00	$1,215.60	$7.37
Advisor Class	1.83%	21.37%	1,000.00	1,213.70	10.13
A-Class	1.58%	21.48%	1,000.00	1,214.80	8.75
C-Class	2.33%	21.03%	1,000.00	1,210.30	12.87

Internet Fund
Investor Class	1.33%	27.74%	1,000.00	1,277.40	7.57
Advisor Class	1.84%	27.42%	1,000.00	1,274.20	10.46
A-Class	1.59%	27.55%	1,000.00	1,275.50	9.05
C-Class	2.34%	27.12%	1,000.00	1,271.20	13.29

Leisure Fund
Investor Class	1.32%	30.76%	1,000.00	1,307.60	7.62
Advisor Class	1.83%	30.43%	1,000.00	1,304.30	10.54
A-Class	1.58%	30.60%	1,000.00	1,306.00	9.11
C-Class	2.32%	30.10%	1,000.00	1,301.00	13.35

Precious Metals Fund
Investor Class	1.23%	(3.93%)	1,000.00	960.70	6.03
Advisor Class	1.74%	(4.15%)	1,000.00	958.50	8.52
A-Class	1.48%	(4.06%)	1,000.00	959.40	7.25
C-Class	2.24%	(4.40%)	1,000.00	956.00	10.95

Retailing Fund
Investor Class	1.33%	27.03%	1,000.00	1,270.30	7.55
Advisor Class	1.83%	26.56%	1,000.00	1,265.60	10.37
A-Class	1.57%	26.88%	1,000.00	1,268.80	8.91
C-Class	2.34%	26.30%	1,000.00	1,263.00	13.24

Technology Fund
Investor Class	1.33%	27.31%	1,000.00	1,273.10	7.56
Advisor Class	1.83%	26.87%	1,000.00	1,268.70	10.38
A-Class	1.57%	27.13%	1,000.00	1,271.30	8.91
C-Class	2.34%	26.52%	1,000.00	1,265.20	13.25

Telecommunications Fund
Investor Class	1.33%	16.33%	1,000.00	1,163.30	7.19
Advisor Class	1.83%	16.14%	1,000.00	1,161.40	9.89
A-Class	1.58%	16.28%	1,000.00	1,162.80	8.54
C-Class	2.33%	15.99%	1,000.00	1,159.90	12.58

Transportation Fund
Investor Class	1.33%	27.35%	1,000.00	1,273.50	7.56
Advisor Class	1.83%	26.97%	1,000.00	1,269.70	10.38
A-Class	1.59%	27.15%	1,000.00	1,271.50	9.03
C-Class	2.33%	26.64%	1,000.00	1,266.40	13.20

Utilities Fund
Investor Class	1.34%	7.65%	1,000.00	1,076.50	6.96
Advisor Class	1.83%	7.37%	1,000.00	1,073.70	9.49
A-Class	1.58%	7.49%	1,000.00	1,074.90	8.20
C-Class	2.34%	7.11%	1,000.00	1,071.10	12.12

6	THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

Banking Fund
Investor Class	1.32%	5.00%	$1,000.00	$1,018.40	$6.66
Advisor Class	1.82%	5.00%	1,000.00	1,015.90	9.17
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Basic Materials Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.84%	5.00%	1,000.00	1,015.80	9.27
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Biotechnology Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Consumer Products Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Electronics Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.84%	5.00%	1,000.00	1,015.80	9.27
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78

Energy Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Energy Services Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Financial Services Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Health Care Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

THE RYDEX FUNDS ANNUAL REPORT	7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.33%	5.00%	$1,000.00	$1,018.35	$6.71
Advisor Class	1.84%	5.00%	1,000.00	1,015.80	9.27
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78

Leisure Fund
Investor Class	1.32%	5.00%	1,000.00	1,018.40	6.66
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.32%	5.00%	1,000.00	1,013.40	11.68

Precious Metals Fund
Investor Class	1.23%	5.00%	1,000.00	1,018.85	6.21
Advisor Class	1.74%	5.00%	1,000.00	1,016.30	8.77
A-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28

Retailing Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.57%	5.00%	1,000.00	1,017.15	7.92
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78

Technology Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.57%	5.00%	1,000.00	1,017.15	7.92
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78

Telecommunications Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Transportation Fund
Investor Class	1.33%	5.00%	1,000.00	1,018.35	6.71
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
C-Class	2.33%	5.00%	1,000.00	1,013.35	11.73

Utilities Fund
Investor Class	1.34%	5.00%	1,000.00	1,018.30	6.76
Advisor Class	1.83%	5.00%	1,000.00	1,015.85	9.22
A-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2011 to March 31, 2012.

8	THE RYDEX FUNDS ANNUAL REPORT

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THE RYDEX FUNDS ANNUAL REPORT	9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Improving credit conditions and greater stability in banks and diversified financial services has helped performance in this sector in the past few months, and exposure to European banks does not appear to be an immediate threat. Banks are being hampered by weak loan demand due to the underperforming economy, and are confronting new regulations that restrict the fees they can charge consumers. But they offer high capital ratios, good asset quality and adequate deposits, and the recent mortgage settlement with 49 state attorneys general is helping banks address the backlog of foreclosures. Within the sector, all industries that compose the fund detracted from return; commercial banks and diversified financial services are the fund’s two largest components, at 74% and 11%, respectively, but were the smallest detractors from return.

For the one-year period ended March 31, 2012, Banking Fund Investor Class returned -5.89% compared with the S&P 500® Financials Index*, which returned -1.76%.

U.S. Bancorp, Wells Fargo & Co. and Credicorp Ltd. were among the best-performing stocks in the Fund for the year. The worst-performing holdings for the period were Regions Financial Corp., Bank of America Corp. and Bank of New York Mellon Corp.

*S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.1%
U.S. Bancorp	4.0%
Wells Fargo & Co.	4.0%
Bank of America Corp.	3.9%
Citigroup, Inc.	3.9%
PNC Financial Services Group, Inc.	3.2%
Bank of New York Mellon Corp.	2.9%
BB&T Corp.	2.5%
SunTrust Banks, Inc.	1.9%
Fifth Third Bancorp	1.9%

Top Ten Total	32.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-5.89%	-14.19%	-4.31%
Advisor Class Shares	-6.43%	-14.63%	-4.84%
C-Class Shares	-6.88%	-15.01%	-5.31%
C-Class Shares with CDSC†	-7.81%	-15.01%	-5.31%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Financials Index	-1.76%	-13.02%	-3.02%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-6.19%	-14.45%	-8.74%
A-Class Shares with sales charge‡	-10.64%	-15.28%	-9.32%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Financials Index	-1.76%	-13.02%	-5.39%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financial Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	March 31, 2012

BANKING FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Regional Banks - 45.4%
PNC Financial Services Group, Inc.	18,217	$1,174,814
BB&T Corp.	29,889	938,216
SunTrust Banks, Inc.	29,622	715,964
Fifth Third Bancorp	50,326	707,080
M&T Bank Corp.	7,688	667,933
Regions Financial Corp.	93,080	613,397
KeyCorp	66,177	562,505
CIT Group, Inc.*	13,597	560,740
Huntington Bancshares, Inc.	72,906	470,244
First Republic Bank*	13,145	432,996
Zions Bancorporation	18,166	389,842
Commerce Bancshares, Inc.	9,311	377,282
Cullen/Frost Bankers, Inc.	6,403	372,591
First Niagara Financial Group, Inc.	37,221	366,255
East West Bancorp, Inc.	15,772	364,175
Hancock Holding Co.	9,623	341,713
Signature Bank*	5,305	334,427
SVB Financial Group*	5,088	327,362
City National Corp.	6,215	326,101
First Horizon National Corp.	30,857	320,296
Valley National Bancorp	23,991	310,683
Associated Banc-Corp.	21,786	304,133
Bank of Hawaii Corp.	6,101	294,983
Fulton Financial Corp.	27,675	290,588
Prosperity Bancshares, Inc.	6,293	288,219
Webster Financial Corp.	12,154	275,531
TCF Financial Corp.	22,873	271,960
FirstMerit Corp.	16,005	269,844
UMB Financial Corp.	5,925	265,055
FNB Corp.	21,352	257,932
Trustmark Corp.	10,019	250,275
Umpqua Holdings Corp.	18,362	248,989
Susquehanna Bancshares, Inc.	24,986	246,862
Iberiabank Corp.	4,600	245,962
United Bankshares, Inc.	8,090	233,477
Cathay General Bancorp	13,071	231,357
Westamerica Bancorporation	4,771	229,008
National Penn Bancshares, Inc.	25,850	228,773
CVB Financial Corp.	19,250	225,995
Old National Bancorp	17,171	225,627
Wintrust Financial Corp.	6,296	225,334
Texas Capital Bancshares, Inc.*	6,470	223,991
BancorpSouth, Inc.	16,507	222,349
Community Bank System, Inc.	7,400	212,972
PrivateBancorp, Inc.	13,620	206,615
Bank of the Ozarks, Inc.	6,540	204,440

Total Regional Banks		16,854,887

Diversified Banks - 29.7%
U.S. Bancorp	46,963	1,487,788
Wells Fargo & Co.	43,375	1,480,823
Itau Unibanco Holding S.A. ADR	26,648	511,375
Banco Bradesco S.A. ADR	28,801	504,018
Comerica, Inc.	15,414	498,797
New York Community Bancorp, Inc.	35,837	498,493

	SHARES	VALUE
ICICI Bank Ltd. ADR	13,635	$475,452
HSBC Holdings plc ADR	10,332	458,637
HDFC Bank Ltd. ADR	13,000	443,300
Toronto-Dominion Bank	5,205	442,165
Credicorp Ltd.	3,325	438,302
Barclays plc ADR	28,849	437,062
Royal Bank of Canada	7,418	430,615
Bank of Montreal	7,236	429,963
Banco Santander Chile ADR	4,910	422,702
Bank of Nova Scotia	7,530	421,981
BanColombia S.A. ADR	6,510	420,937
Canadian Imperial Bank of Commerce	5,280	403,867
Banco Santander Brasil S.A. ADR	44,025	403,709
Banco Santander S.A. ADR	51,302	393,486

Total Diversified Banks		11,003,472

Other Diversified Financial Services - 12.9%
JPMorgan Chase & Co.	32,805	1,508,374
Bank of America Corp.	151,733	1,452,085
Citigroup, Inc.	39,088	1,428,666
ING Groep N.V. ADR*	45,600	379,392

Total Other Diversified Financial Services		4,768,517

Thrifts & Mortgage Finance - 5.6%
People’s United Financial, Inc.	32,865	435,132
Hudson City Bancorp, Inc.	52,984	387,313
Ocwen Financial Corp.*	18,020	281,653
Capitol Federal Financial, Inc.	23,671	280,738
Washington Federal, Inc.	15,807	265,874
Northwest Bancshares, Inc.	17,361	220,485
Astoria Financial Corp.	19,816	195,386

Total Thrifts & Mortgage Finance		2,066,581

Asset Management & Custody Banks - 2.9%
Bank of New York Mellon Corp.	44,546	1,074,895

Diversified Capital Markets - 2.3%
Deutsche Bank AG	8,938	445,023
UBS AG*	30,356	425,591

Total Diversified Capital Markets		870,614

Mortgage REITs - 0.7%
CapitalSource, Inc.	36,770	242,682

Total Common Stocks (Cost $32,443,110)		36,881,648

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.8%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$314,021	314,021

Total Repurchase Agreement (Cost $314,021)		314,021

Total Investments - 100.3% (Cost $32,757,131)		$37,195,669

Other Assets & Liabilities, net - (0.3)%		(100,865)

Total Net Assets - 100.0%		$37,094,804

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

12	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $32,443,110)	$36,881,648
Repurchase agreements, at value (cost $314,021)	314,021

Total investments (cost $32,757,131)	37,195,669
Receivables:
Fund shares sold	343,249
Dividends	47,206
Foreign taxes reclaim	237

Total assets	37,586,361

LIABILITIES:
Payable for:
Securities purchased	227,614
Fund shares redeemed	222,319
Management fees	23,210
Transfer agent and administrative fees	6,827
Distribution and service fees	3,398
Portfolio accounting fees	2,730
Miscellaneous	5,459

Total liabilities	491,557

NET ASSETS	$37,094,804

NET ASSETS CONSIST OF:
Paid in capital	$58,182,481
Undistributed net investment income	82,877
Accumulated net realized loss on investments	(25,609,092)
Net unrealized appreciation on investments	4,438,538

Net assets	$37,094,804

INVESTOR CLASS:
Net assets	$29,061,185
Capital shares outstanding	621,669
Net asset value per share	$46.75

ADVISOR CLASS:
Net assets	$1,104,824
Capital shares outstanding	25,918
Net asset value per share	$42.63

A-CLASS:
Net assets	$3,087,554
Capital shares outstanding	71,068
Net asset value per share	$43.45

Maximum offering price per share (Net asset value divided by 95.25%)	$45.62

C-CLASS:
Net assets	$3,841,241
Capital shares outstanding	93,481
Net asset value per share	$41.09

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,358)	$264,517
Interest	41

Total investment income	264,558

EXPENSES:
Management fees	96,564
Transfer agent and administrative fees	28,401
Distribution and service fees:
Advisor Class	4,001
A-Class	2,865
C-Class	22,631
Portfolio accounting fees	11,360
Custodian fees	3,018
Trustees’ fees*	1,027
Miscellaneous	11,815

Total expenses	181,682

Net investment income	82,876

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(308,256)

Net realized loss	(308,256)

Net change in unrealized appreciation (depreciation) on:
Investments	985,526

Net change in unrealized appreciation (depreciation)	985,526

Net realized and unrealized gain	677,270

Net increase in net assets resulting from operations	$760,146

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	13

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$82,876	$8,682
Net realized loss on investments	(308,256)	(187,828)
Net change in unrealized appreciation (depreciation) on investments	985,526	(1,197,289)

Net increase (decrease) in net assets resulting from operations	760,146	(1,376,435)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(4,887)	(35,313)
Advisor Class	(312)	(5,190)
A-Class	(1,058)	(2,945)
C-Class	(2,425)	(10,322)

Total distributions to shareholders	(8,682)	(53,770)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	74,194,636	164,957,214
Advisor Class	8,893,776	24,430,833
A-Class	7,556,286	5,916,707
C-Class	21,091,736	62,239,417
Distributions reinvested
Investor Class	4,793	21,325
Advisor Class	310	4,972
A-Class	941	2,723
C-Class	2,128	8,842
Cost of shares redeemed
Investor Class	(54,909,089)	(182,816,064)
Advisor Class	(8,436,847)	(24,348,034)
A-Class	(5,211,904)	(10,663,178)
C-Class	(19,941,025)	(64,846,218)

Net increase (decrease) from capital share transactions	23,245,741	(25,091,461)

Net increase (decrease) in net assets	23,997,205	(26,521,666)

NET ASSETS:
Beginning of year	13,097,599	39,619,265

End of year	$37,094,804	$13,097,599

Undistributed net investment income at end of year	$82,877	$8,683

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	1,701,638	3,520,121
Advisor Class	227,380	551,252
A-Class	176,291	125,988
C-Class	543,253	1,462,060
Shares issued from reinvestment of distributions
Investor Class	135	484
Advisor Class	10	123
A-Class	28	66
C-Class	68	225
Shares redeemed
Investor Class	(1,255,178)	(3,864,747)
Advisor Class	(215,262)	(565,185)
A-Class	(124,945)	(240,955)
C-Class	(514,199)	(1,521,121)

Net increase (decrease) in shares	539,219	(531,689)

14	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$49.75	$50.73	$32.62	$75.60	$110.30

Income (loss) from investment operations:
Net investment income[a]	.44	.13	.28	1.30	2.50
Net gain (loss) on investments (realized and unrealized)	(3.39)	(.99)	20.05	(42.98)	(36.20)

Total from investment operations	(2.95)	(.86)	20.33	(41.68)	(33.70)

Less distributions from:
Net investment income	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Total distributions	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Net asset value, end of period	$46.75	$49.75	$50.73	$32.62	$75.60

Total Return[b]	(5.89%)	(1.66%)	63.48%	(55.66%)	(30.69%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,061	$8,711	$26,340	$23,804	$7,035

Ratios to average net assets:
Net investment income	1.02%	0.27%	0.67%	2.42%	2.59%
Total expenses	1.34%	1.39%	1.38%	1.37%	1.37%

Portfolio turnover rate	544%	1,130%	986%	1,055%	1,417%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$45.63	$46.79	$30.36	$70.70	$103.90

Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.08)	.06	1.20	2.00
Net gain (loss) on investments (realized and unrealized)	(3.07)	(.96)	18.59	(40.24)	(34.20)

Total from investment operations	(2.95)	(1.04)	18.65	(39.04)	(32.20)

Less distributions from:
Net investment income	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Total distributions	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Net asset value, end of period	$42.63	$45.63	$46.79	$30.36	$70.70

Total Return[b]	(6.43%)	(2.19%)	62.66%	(55.70%)	(31.14%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,105	$629	$1,291	$2,509	$1,449

Ratios to average net assets:
Net investment income (loss)	0.30%	(0.18%)	0.17%	2.42%	2.32%
Total expenses	1.83%	1.89%	1.88%	1.88%	1.85%

Portfolio turnover rate	544%	1,130%	986%	1,055%	1,417%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	15

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data

Net asset value, beginning of period	$46.38	$47.41	$30.67	$71.50	$104.70

Income (loss) from investment operations:
Net investment income[a]	.30	.04	.02	1.30	2.00
Net gain (loss) on investments (realized and unrealized)	(3.18)	(.95)	18.94	(40.83)	(34.20)

Total from investment operations	(2.88)	(.91)	18.96	(39.53)	(32.20)

Less distributions from:
Net investment income	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Total distributions	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Net asset value, end of period	$43.45	$46.38	$47.41	$30.67	$71.50

Total Return[b]	(6.19%)	(1.89%)	63.04%	(55.77%)	(30.90%)

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$3,088	$913	$6,381	$851	$547

Ratios to average net assets:
Net investment income	0.73%	0.09%	0.06%	2.71%	2.33%
Total expenses	1.61%	1.64%	1.63%	1.62%	1.55%

Portfolio turnover rate	544%	1,130%	986%	1,055%	1,417%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data

Net asset value, beginning of period	$44.20	$45.51	$29.90	$69.50	$102.70

Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.29)	(.16)	.90	1.60
Net gain (loss) on investments (realized and unrealized)	(3.05)	(.90)	17.99	(39.20)	(33.80)

Total from investment operations	(3.06)	(1.19)	17.83	(38.30)	(32.20)

Less distributions from:
Net investment income	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Total distributions	(.05)	(.12)	(2.22)	(1.30)	(1.00)

Net asset value, end of period	$41.09	$44.20	$45.51	$29.90	$69.50

Total Return[b]	(6.88%)	(2.58%)	60.86%	(55.64%)	(31.51%)

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$3,841	$2,844	$5,607	$2,114	$3,408

Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.67%)	(0.42%)	1.82%	1.89%
Total expenses	2.35%	2.38%	2.38%	2.40%	2.35%

Portfolio turnover rate	544%	1,130%	986%	1,055%	1,417%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Per share amounts for the period March 31, 2007-April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

16	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 31, 2012, Basic Materials Fund Investor Class returned -11.66% compared with -4.01% for the S&P 500® Materials Index*.

Materials sector performance shadowed sentiment about the economy over the past 12 months, with weak results last summer aligning with worries about renewed recession. Falling commodity prices and a strengthening dollar also presented headwinds in the last part of 2011, as did weak economic growth in Europe and slowing growth in China.

The Fund is composed largely of two industries—chemicals (37% of the weight) and metals & mining (49% of the weight). Chemicals was the largest contributor to performance, followed by paper and forest products. But their positive showing could not offset poor results for holdings in the metals & mining industry, which as a group had a return of -24% for the year.

The top-performing holdings were Monsanto Co., LyondellBasell Industries N.V. Class A and Sherwin-Williams Co. The worst-performing holdings included Alcoa, Inc., Agnico-Eagle Mines Ltd. and Mechel OAO ADS.

*S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
EI du Pont de Nemours & Co.	2.9%
Monsanto Co.	2.7%
Barrick Gold Corp.	2.7%
Dow Chemical Co.	2.6%
Goldcorp, Inc.	2.5%
Praxair, Inc.	2.5%
Freeport-McMoRan Copper & Gold, Inc.	2.4%
Vale S.A. ADR	2.4%
Southern Copper Corp.	2.1%
LyondellBasell Industries N.V. — Class A	2.1%

Top Ten Total	24.9%

“Ten Largest Holdings” exclude any temporary cash orderivative investments.

18	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-11.66%	3.89%	7.95%
Advisor Class Shares	-12.08%	3.37%	7.43%
C-Class Shares	-12.50%	2.85%	6.89%
C-Class Shares with CDSC†	-13.38%	2.85%	6.89%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Materials Index	-4.01%	2.17%	7.18%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-11.87%	3.63%	9.01%
A-Class Shares with salescharge‡	-16.06%	2.63%	8.31%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Materials Index	-4.01%	2.17%	7.20%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	March 31, 2012
BASIC MATERIALS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.9%
Gold - 18.8%
Barrick Gold Corp.	37,048	$1,610,847
Goldcorp, Inc.	33,209	1,496,398
Newmont Mining Corp.	23,524	1,206,075
AngloGold Ashanti Ltd. ADR	24,647	909,967
Yamana Gold, Inc.	53,473	835,248
Cia de Minas Buenaventura S.A. ADR	20,485	825,750
Kinross Gold Corp.	82,175	804,493
Gold Fields Ltd. ADR	55,565	772,354
Randgold Resources Ltd. ADR	7,399	650,964
Agnico-Eagle Mines Ltd.	17,394	580,612
Eldorado Gold Corp.	40,580	557,569
IAMGOLD Corp.	39,115	519,838
Royal Gold, Inc.	7,544	492,020

Total Gold		11,262,135

Diversified Metals & Mining -14.7%
Freeport-McMoRan Copper & Gold, Inc.	37,982	1,444,834
Vale S.A. ADR	61,444	1,433,488
Southern Copper Corp.	40,497	1,284,160
BHP Billiton Ltd. ADR	11,014	797,414
Ivanhoe Mines Ltd.*	50,300	791,722
Rio Tinto plc ADR	13,576	754,690
Teck Resources Ltd. — Class B	18,319	653,256
Walter Energy, Inc.	7,855	465,095
Molycorp, Inc.*	12,900	436,407
Compass Minerals International, Inc.	5,400	387,396
Titanium Metals Corp.	27,376	371,219

Total Diversified Metals & Mining		8,819,681

Specialty Chemicals - 12.7%
LyondellBasell Industries N.V. — Class A	28,320	1,236,169
Ecolab, Inc.	17,081	1,054,240
Sherwin-Williams Co.	7,690	835,672
Sigma-Aldrich Corp.	9,991	729,942
Celanese Corp. — Class A	14,467	668,086
Albemarle Corp.	9,236	590,365
International Flavors & Fragrances, Inc.	9,325	546,445
Valspar Corp.	10,825	522,739
WR Grace & Co.*	8,804	508,871
Rockwood Holdings, Inc.*	9,496	495,216
Cytec Industries, Inc.	6,788	412,643

Total Specialty Chemicals		7,600,388

Diversified Chemicals - 11.8%
EI du Pont de Nemours & Co.	32,662	1,727,820
Dow Chemical Co.	45,027	1,559,735
PPG Industries, Inc.	9,894	947,845
FMC Corp.	6,586	697,194
Eastman Chemical Co.	12,734	658,220
Ashland, Inc.	8,812	538,061
Solutia, Inc.	16,400	458,216
Huntsman Corp.	32,058	449,133

Total Diversified Chemicals		7,036,224

Steel - 9.6%
Nucor Corp.	20,967	900,534
Cliffs Natural Resources, Inc.	10,936	757,427
ArcelorMittal	33,140	633,968

	SHARES	VALUE
Gerdau S.A. ADR	60,170	$579,437
Cia Siderurgica Nacional S.A. ADR	57,103	540,194
Reliance Steel & Aluminum Co.	9,014	509,111
Allegheny Technologies, Inc.	12,202	502,356
United States Steel Corp.	16,906	496,529
Steel Dynamics, Inc.	29,366	426,982
Carpenter Technology Corp.	7,852	410,110

Total Steel		5,756,648

Fertilizers & Agricultural Chemicals - 9.6%
Monsanto Co.	20,302	1,619,289
Mosaic Co.	21,005	1,161,366
Potash Corporation of Saskatchewan, Inc.	22,504	1,028,208
CF Industries Holdings, Inc.	4,694	857,359
Agrium, Inc.	7,293	629,896
Scotts Miracle-Gro Co. — Class A	8,434	456,785

Total Fertilizers & Agricultural Chemicals		5,752,903

Industrial Gases - 5.4%
Praxair, Inc.	12,818	1,469,456
Air Products & Chemicals, Inc.	11,833	1,086,269
Airgas, Inc.	7,361	654,908

Total Industrial Gases		3,210,633

Paper Products - 3.3%
International Paper Co.	27,191	954,404
MeadWestvaco Corp.	18,242	576,265
Domtar Corp.	4,780	455,916

Total Paper Products		1,986,585

Precious Metals & Minerals - 3.1%
Silver Wheaton Corp.	25,526	847,463
Pan American Silver Corp.	17,100	377,226
Coeur d’Alene Mines Corp.*	14,866	352,919
Stillwater Mining Co.*	22,900	289,456

Total Precious Metals & Minerals		1,867,064

Construction Materials - 2.9%
Cemex SAB de CV ADR*	87,498	678,986
Vulcan Materials Co.	13,132	561,130
Martin Marietta Materials, Inc.	5,609	480,299

Total Construction Materials		1,720,415

Metal & Glass Containers - 2.9%
Ball Corp.	15,212	652,291
Crown Holdings, Inc.*	15,507	571,123
Owens-Illinois, Inc.*	20,448	477,256

Total Metal & Glass Containers		1,700,670

Paper Packaging - 2.4%
Rock-Tenn Co. — Class A	7,956	537,507
Sealed Air Corp.	24,129	465,931
Bemis Company, Inc.	14,072	454,385

Total Paper Packaging		1,457,823

Forest Products - 1.4%
Weyerhaeuser Co.	38,086	834,845

Aluminum - 1.3%
Alcoa, Inc.	78,415	785,718

Total Common Stocks (Cost $33,772,583)		59,791,732

20	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
BASIC MATERIALS FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$284,087	$284,087

Total Repurchase Agreement (Cost $284,087)		284,087

Total Investments - 100.4% (Cost $34,056,670)		$60,075,819

Other Assets & Liabilities, net - (0.4)%		(213,975)

Total Net Assets - 100.0%		$59,861,844

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $33,772,583)	$59,791,732
Repurchase agreements, at value (cost $284,087)	284,087

Total investments (cost $34,056,670)	60,075,819
Cash	7,955
Receivables:
Fund shares sold	509,599
Securities sold	85,935
Dividends	69,945

Total assets	60,749,253

LIABILITIES:
Payable for:
Fund shares redeemed	770,839
Management fees	45,411
Transfer agent and administrative fees	13,356
Distribution and service fees	11,597
Portfolio accounting fees	5,342
Miscellaneous	40,864

Total liabilities	887,409

NET ASSETS	$59,861,844

NET ASSETS CONSIST OF:
Paid in capital	$68,382,131
Undistributed net investment income	27,822
Accumulated net realized loss on investments	(34,567,258)
Net unrealized appreciation on investments	26,019,149

Net assets	$59,861,844

INVESTOR CLASS:
Net assets	$36,846,919
Capital shares outstanding	739,946
Net asset value per share	$49.80

ADVISOR CLASS:
Net assets	$5,287,360
Capital shares outstanding	113,447
Net asset value per share	$46.61

A-CLASS:
Net assets	$9,410,264
Capital shares outstanding	197,760
Net asset value per share	$47.58

Maximum offering price per share (Net asset value divided by 95.25%)	$49.95

C-CLASS:
Net assets	$8,317,301
Capital shares outstanding	187,123
Net asset value per share	$44.45

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $50,989)	$1,281,049
Interest	91

Total investment income	1,281,140

EXPENSES:
Management fees	682,501
Transfer agent and administrative fees	200,735
Distribution and service fees:
Advisor Class	39,330
A-Class	33,098
C-Class	99,611
Portfolio accounting fees	80,293
Custodian fees	20,547
Trustees’ fees*	9,528
Tax expense	5,093
Miscellaneous	88,748

Total expenses	1,259,484

Net investment income	21,656

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(8,319,042)
Foreign currency	1,073

Net realized loss	(8,317,969)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,403,333)

Net change in unrealized appreciation (depreciation)	(16,403,333)

Net realized and unrealized loss	(24,721,302)

Net decrease in net assets resulting from operations	$(24,699,646)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,656	$(148,914)
Net realized gain (loss) on investments	(8,317,969)	11,009,906
Net change in unrealized appreciation (depreciation) on investments	(16,403,333)	16,475,314

Net increase (decrease) in net assets resulting from operations	(24,699,646)	27,336,306

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(222,370)
Advisor Class	—	(21,324)
A-Class	—	(31,662)
C-Class	—	(29,598)

Total distributions to shareholders	—	(304,954)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	158,637,965	290,808,232
Advisor Class	35,677,067	30,920,509
A-Class	13,460,261	17,579,705
C-Class	61,071,902	122,015,297
Distributions reinvested
Investor Class	—	206,954
Advisor Class	—	20,596
A-Class	—	25,164
C-Class	—	28,100
Cost of shares redeemed
Investor Class	(178,091,332)	(282,325,246)
Advisor Class	(43,057,527)	(25,392,783)
A-Class	(19,707,926)	(10,581,967)
C-Class	(64,560,166)	(119,870,587)

Net increase (decrease) from capital share transactions	(36,569,756)	23,433,974

Net increase (decrease) in net assets	(61,269,402)	50,465,326
NET ASSETS:
Beginning of year	121,131,246	70,665,920

End of year	$59,861,844	$121,131,246

Undistributed/(Accumulated) net investment income (loss) at end of year	$27,822	$(28,515)

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	3,036,471	6,100,024
Advisor Class	762,822	676,750
A-Class	266,896	361,833
C-Class	1,333,277	2,837,089
Shares issued from reinvestment of distributions
Investor Class	—	4,118
Advisor Class	—	435
A-Class	—	522
C-Class	—	618
Shares redeemed
Investor Class	(3,602,522)	(5,796,546)
Advisor Class	(950,966)	(584,091)
A-Class	(405,994)	(215,761)
C-Class	(1,408,986)	(2,799,223)

Net increase (decrease) in shares	(969,002)	585,768

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$56.36	$44.65	$27.43	$50.49	$42.25

Income (loss) from investment operations:
Net investment income[a]	.09	— [b]	.24	.20	.15
Net gain (loss) on investments (realized and unrealized)	(6.65)	11.82	17.07	(22.77)	8.18

Total from investment operations	(6.56)	11.82	17.31	(22.57)	8.33

Less distributions from:
Net investment income	—	(.11)	(.09)	(.49)	(.09)

Total distributions	—	(.11)	(.09)	(.49)	(.09)

Net asset value, end of period	$49.80	$56.36	$44.65	$27.43	$50.49

Total Return[c]	(11.66%)	26.50%	63.12%	(44.54%)	19.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,847	$73,606	$44,582	$98,767	$120,870

Ratios to average net assets:
Net investment income	0.17%	0.00%	0.65%	0.46%	0.31%
Total expenses	1.36%	1.39%	1.39%	1.37%	1.37%

Portfolio turnover rate	217%	292%	455%	288%	225%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$53.00	$42.20	$26.06	$48.27	$40.61

Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.20)	.03	.05	(.11)
Net gain (loss) on investments (realized and unrealized)	(6.47)	11.11	16.20	(21.77)	7.86

Total from investment operations	(6.39)	10.91	16.23	(21.72)	7.75

Less distributions from:
Net investment income	—	(.11)	(.09)	(.49)	(.09)

Total distributions	—	(.11)	(.09)	(.49)	(.09)

Net asset value, end of period	$46.61	$53.00	$42.20	$26.06	$48.27

Total Return[c]	(12.08%)	25.88%	62.30%	(44.83%)	19.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,287	$15,986	$8,799	$4,705	$11,899

Ratios to average net assets:
Net investment income (loss)	0.17%	(0.44%)	0.07%	0.13%	(0.25%)
Total expenses	1.86%	1.89%	1.89%	1.88%	1.87%

Portfolio turnover rate	217%	292%	455%	288%	225%

24	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$53.99	$42.88	$26.41	$48.80	$40.92

Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.09)	.15	.12	.03
Net gain (loss) on investments (realized and unrealized)	(6.40)	11.31	16.41	(22.02)	7.94

Total from investment operations	(6.41)	11.22	16.56	(21.90)	7.97

Less distributions from:
Net investment income	—	(.11)	(.09)	(.49)	(.09)

Total distributions	—	(.11)	(.09)	(.49)	(.09)

Net asset value, end of period	$47.58	$53.99	$42.88	$26.41	$48.80

Total Return[c]	(11.87%)	26.20%	62.72%	(44.71%)	19.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,410	$18,187	$8,159	$3,986	$6,985

Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.19%)	0.40%	0.30%	0.07%
Total expenses	1.61%	1.64%	1.65%	1.63%	1.62%

Portfolio turnover rate	217%	292%	455%	288%	225%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$50.80	$40.67	$25.24	$47.02	$39.76

Income (loss) from investment operations:
Net investment loss[a]	(.33)	(.40)	(.13)	(.18)	(.28)
Net gain (loss) on investments (realized and unrealized)	(6.02)	10.64	15.65	(21.11)	7.63

Total from investment operations	(6.35)	10.24	15.52	(21.29)	7.35

Less distributions from:
Net investment income	—	(.11)	(.09)	(.49)	(.09)

Total distributions	—	(.11)	(.09)	(.49)	(.09)

Net asset value, end of period	$44.45	$50.80	$40.67	$25.24	$47.02

Total Return[c]	(12.50%)	25.21%	61.51%	(45.11%)	18.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,317	$13,353	$9,125	$4,024	$12,725

Ratios to average net assets:
Net investment loss	(0.73%)	(0.93%)	(0.37%)	(0.46%)	(0.63%)
Total expenses	2.36%	2.39%	2.40%	2.38%	2.37%

Portfolio turnover rate	217%	292%	455%	288%	225%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 31, 2012, Biotechnology Fund Investor Class returned 26.54% compared with the S&P 500® Health Care Index*, which returned 16.41%.

The Biotechnology industry had good performance in 2011, as the U.S. Food and Drug Administration approved new drugs at the highest level in seven years. Better safety data from pharmaceutical companies may have contributed to the pickup in the pace of approvals. The approvals help companies replace products whose patents are expiring in the coming months. The leading acquisition for the year was Gilead’s purchase of Pharmasset for almost $11 billion.

Almost all the Fund’s performance was driven by holdings in the biotechnology segment.

The best-performing stocks in the Fund were Pharmasset, Biogen Idec, Inc. and Regeneron Pharmaceuticals, Inc. The worst-performing stocks in the Fund included InterMune, Inc., Dendreon Corp. and Human Genome Sciences, Inc.

*S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	9.1%
Gilead Sciences, Inc.	7.7%
Celgene Corp.	7.3%
Biogen Idec, Inc.	7.0%
Alexion Pharmaceuticals, Inc.	5.2%
Regeneron Pharmaceuticals, Inc.	4.0%
Life Technologies Corp.	3.8%
Vertex Pharmaceuticals, Inc.	3.7%
Illumina, Inc.	3.2%
Amylin Pharmaceuticals, Inc.	3.2%

Top Ten Total	54.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns* Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	26.54%	11.71%	5.87%
Advisor Class Shares	25.90%	11.15%	5.34%
C-Class Shares	25.25%	10.62%	4.81%
C-Class Shares with CDSC†	24.25%	10.62%	4.81%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Health Care Index	16.41%	4.39%	3.17%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	26.19%	11.43%	9.21%
A-Class Shares with sales charge‡	20.19%	10.36%	8.51%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Health Care Index	16.41%	4.39%	5.33%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	March 31, 2012
BIOTECHNOLOGY FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Biotechnology - 88.1%
Amgen, Inc.	146,694	$9,973,725
Gilead Sciences, Inc.*	171,542	8,379,827
Celgene Corp.*	103,017	7,985,878
Biogen Idec, Inc.*	60,558	7,628,491
Alexion Pharmaceuticals, Inc.*	61,276	5,690,089
Regeneron Pharmaceuticals, Inc.*	37,796	4,407,770
Vertex Pharmaceuticals, Inc.*	97,122	3,982,973
Amylin Pharmaceuticals, Inc.*	138,939	3,467,917
BioMarin Pharmaceutical, Inc.*	78,411	2,685,577
Alkermes plc*	122,329	2,269,203
Medivation, Inc.*	30,224	2,258,337
Cubist Pharmaceuticals, Inc.*	51,668	2,234,641
Cepheid, Inc.*	53,376	2,232,718
Ariad Pharmaceuticals, Inc.*	138,575	2,210,271
Incyte Corporation Ltd.*	112,869	2,178,372
United Therapeutics Corp.*	45,183	2,129,475
Onyx Pharmaceuticals, Inc.*	56,366	2,123,871
Seattle Genetics, Inc.*	104,114	2,121,843
Pharmacyclics, Inc.*	68,980	1,914,885
Myriad Genetics, Inc.*	79,572	1,882,674
Dendreon Corp.*	167,496	1,784,670
Theravance, Inc.*	90,450	1,763,775
Human Genome Sciences, Inc.*	210,404	1,733,729
Halozyme Therapeutics, Inc.*	130,300	1,662,628
Amarin Corporation plc ADR*	135,760	1,536,803
Idenix Pharmaceuticals, Inc.*	138,400	1,354,936
Acorda Therapeutics, Inc.*	50,695	1,345,952
InterMune, Inc.*	89,155	1,307,904
PDL BioPharma, Inc.	201,893	1,282,021
Momenta Pharmaceuticals, Inc.*	78,935	1,209,284
Exelixis, Inc.*	224,800	1,164,464
Spectrum Pharmaceuticals, Inc.*	90,600	1,144,278
Achillion Pharmaceuticals, Inc.*	114,700	1,098,826

Total Biotechnology		96,147,807

Life Sciences Tools & Services - 11.4%
Life Technologies Corp.*	83,800	4,091,116
Illumina, Inc.*	67,229	3,536,918
Charles River Laboratories International, Inc.*	50,100	1,808,109
Bio-Rad Laboratories, Inc. — Class A*	14,900	1,544,981
Techne Corp.	20,800	1,458,080

Total Life Sciences Tools & Services		12,439,204

Total Common Stocks (Cost $62,767,174)		108,587,011

	SHARES	VALUE
RIGHTS - 0.0%
Clinical Data, Inc.
Expires 12/31/20*,†††,[1]	24,000	$—

Total Rights (Cost $—)		—

	FACE AMOUNT
REPURCHASE AGREEMENT††,2 - 0.7%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$711,822	711,822

Total Repurchase Agreement (Cost $711,822)		711,822

Total Investments - 100.2% (Cost $63,478,996)		$109,298,833

Other Assets & Liabilities, net - (0.2)%		(247,767)

Total Net Assets - 100.0%		$109,051,066

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

28	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $62,767,174)	$108,587,011
Repurchase agreements, at value (cost $711,822)	711,822

Total investments (cost $63,478,996)	109,298,833
Receivables:
Securities sold	1,295,029
Fund shares sold	318,275

Total assets	110,912,137

LIABILITIES:
Payable for:
Fund shares redeemed	1,699,989
Management fees	75,690
Transfer agent and administrative fees	22,262
Distribution and service fees	10,182
Portfolio accounting fees	8,904
Miscellaneous	44,044

Total liabilities	1,861,071

NET ASSETS	$109,051,066

NET ASSETS CONSIST OF:
Paid in capital	$126,977,077
Accumulated net investment loss	(589,343)
Accumulated net realized loss on investments	(63,156,505)
Net unrealized appreciation on investments	45,819,837

Net assets	$109,051,066

INVESTOR CLASS:
Net assets	$89,027,482
Capital shares outstanding	2,412,697
Net asset value per share	$36.90

ADVISOR CLASS:
Net assets	$8,313,203
Capital shares outstanding	242,569
Net asset value per share	$34.27

A-CLASS:
Net assets	$4,741,050
Capital shares outstanding	135,922
Net asset value per share	$34.88

Maximum offering price per share (Net asset value divided by 95.25%)	$36.62

C-CLASS:
Net assets	$6,969,331
Capital shares outstanding	210,926
Net asset value per share	$33.04

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$252,492
Interest	99

Total investment income	252,591

EXPENSES:
Management fees	792,409
Transfer agent and administrative fees	233,061
Distribution and service fees:
Advisor Class	36,542
A-Class	11,269
C-Class	43,218
Portfolio accounting fees	93,224
Custodian fees	32,606
Trustees’ fees*	8,017
Miscellaneous	107,679

Total expenses	1,358,025

Net investment loss	(1,105,434)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,767,250)

Net realized loss	(1,767,250)

Net change in unrealized appreciation (depreciation) on:
Investments	12,875,710

Net change in unrealized appreciation (depreciation)	12,875,710

Net realized and unrealized gain	11,108,460

Net increase in net assets resulting from operations	$10,003,026

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	29

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,105,434)	$(864,668)
Net realized gain (loss) on investments	(1,767,250)	5,894,249
Net change in unrealized appreciation (depreciation) on investments	12,875,710	(5,568,909)

Net increase (decrease) in net assets resulting from operations	10,003,026	(539,328)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	409,078,194	200,353,498
Advisor Class	57,985,279	32,859,417
A-Class	13,301,426	4,397,821
C-Class	41,235,486	83,602,839
Cost of shares redeemed
Investor Class	(373,528,443)	(302,455,838)
Advisor Class	(57,829,153)	(34,822,391)
A-Class	(10,403,210)	(5,002,905)
C-Class	(38,491,682)	(85,042,173)

Net increase (decrease) from capital share transactions	41,347,897	(106,109,732)

Net increase (decrease) in net assets	51,350,923	(106,649,060)
NET ASSETS:
Beginning of year	57,700,143	164,349,203

End of year	$109,051,066	$57,700,143

Accumulated net investment loss at end of year	$(589,343)	$(7,214)

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	12,989,084	7,766,203
Advisor Class	2,002,963	1,325,998
A-Class	438,491	181,773
C-Class	1,445,494	3,546,616
Shares redeemed
Investor Class	(12,108,672)	(11,632,862)
Advisor Class	(2,032,560)	(1,410,259)
A-Class	(382,591)	(212,222)
C-Class	(1,363,188)	(3,606,457)

Net increase (decrease) in shares	989,021	(4,041,210)

30	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$29.16	$27.34	$19.37	$21.51	$21.21

Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.33)	(.21)	(.19)	(.22)
Net gain (loss) on investments (realized and unrealized)	8.08	2.15	8.18	(1.95)	.52

Total from investment operations	7.74	1.82	7.97	(2.14)	.30

Net asset value, end of period	$36.90	$29.16	$27.34	$19.37	$21.51

Total Return[b]	26.54%	6.66%	41.15%	(9.95%)	1.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,027	$44,686	$147,631	$65,829	$47,696

Ratios to average net assets:
Net investment loss	(1.09%)	(1.26%)	(0.90%)	(0.86%)	(0.94%)
Total expenses	1.36%	1.39%	1.39%	1.38%	1.39%

Portfolio turnover rate	333%	337%	316%	370%	193%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.22	$25.66	$18.27	$20.39	$20.20

Income (loss) from investment operations:
Net investment loss[a]	(.48)	(.43)	(.30)	(.29)	(.31)
Net gain (loss) on investments (realized and unrealized)	7.53	1.99	7.69	(1.83)	.50

Total from investment operations	7.05	1.56	7.39	(2.12)	.19

Net asset value, end of period	$34.27	$27.22	$25.66	$18.27	$20.39

Total Return[b]	25.90%	6.08%	40.45%	(10.40%)	0.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,313	$7,410	$9,144	$6,675	$4,220

Ratios to average net assets:
Net investment loss	(1.65%)	(1.77%)	(1.38%)	(1.40%)	(1.42%)
Total expenses	1.87%	1.89%	1.89%	1.88%	1.89%

Portfolio turnover rate	333%	337%	316%	370%	193%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.64	$25.98	$18.45	$20.54	$20.30

Income (loss) from investment operations:
Net investment loss[a]	(.37)	(.37)	(.25)	(.24)	(.27)
Net gain (loss) on investments (realized and unrealized)	7.61	2.03	7.78	(1.85)	.51

Total from investment operations	7.24	1.66	7.53	(2.09)	.24

Net asset value, end of period	$34.88	$27.64	$25.98	$18.45	$20.54

Total Return[b]	26.19%	6.39%	40.81%	(10.18%)	1.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,741	$2,211	$2,869	$4,346	$2,321

Ratios to average net assets:
Net investment loss	(1.30%)	(1.51%)	(1.12%)	(1.17%)	(1.26%)
Total expenses	1.61%	1.64%	1.64%	1.64%	1.62%

Portfolio turnover rate	333%	337%	316%	370%	193%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$26.38	$24.96	$17.87	$20.03	$19.95

Income (loss) from investment operations:
Net investment loss[a]	(.58)	(.54)	(.38)	(.38)	(.42)
Net gain (loss) on investments (realized and unrealized)	7.24	1.96	7.47	(1.78)	.50

Total from investment operations	6.66	1.42	7.09	(2.16)	.08

Net asset value, end of period	$33.04	$26.38	$24.96	$17.87	$20.03

Total Return[b]	25.25%	5.65%	39.68%	(10.78%)	0.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,969	$3,393	$4,705	$4,028	$3,671

Ratios to average net assets:
Net investment loss	(2.06%)	(2.27%)	(1.78%)	(1.89%)	(1.99%)
Total expenses	2.36%	2.39%	2.39%	2.39%	2.38%

Portfolio turnover rate	333%	337%	316%	370%	193%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

32	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Continuing uneven economic recovery was a positive for the group in the past year, as earnings from Consumer Staples stocks tend to hold up in tough economic times. Investors may lose interest in the defensive characteristics of the sector’s stocks as the economy continues to improve. Company fundamentals remain solid and the sector’s higher exposure to emerging markets compared with other sectors has benefited performance. The sector has also enjoyed healthy dividend growth—according to UBS Wealth Management Research, the sector has increased dividends at an annualized rate of 10% over the past 10 years.

For the one-year period ended March 31, 2012, Consumer Products Fund Investor Class returned 15.06%, compared with 17.34% for the S&P 500® Consumer Staples Index*.

Within the sector, all industries were contributors to performance. The beverages and tobacco industries were the biggest contributors to Fund performance. Food and staples retailing was the weakest contributor to Fund performance.

Fund performance for the year got the biggest boost from Philip Morris International, Inc., Monster Beverage Corp. and Kraft Foods, Inc. The weakest performers were Green Mountain Coffee Roasters, Inc., Avon Products, Inc. and Diamond Foods, Inc.

*S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
Advisor Class	August 17, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.0%
Coca-Cola Co.	5.8%
Philip Morris International, Inc.	5.5%
PepsiCo, Inc.	4.5%
Kraft Foods, Inc. — Class A	3.6%
Altria Group, Inc.	3.5%
Colgate-Palmolive Co.	3.0%
Kimberly-Clark Corp.	2.4%
General Mills, Inc.	2.2%
Reynolds American, Inc.	2.1%

Top Ten Total	38.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	15.06%	7.13%	7.60%
Advisor Class Shares	14.49%	6.62%	7.09%
C-Class Shares	13.91%	6.08%	6.52%
C-Class Shares with CDSC†	12.91%	6.08%	6.52%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Consumer Staples Index	17.34%	8.31%	6.69%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	14.80%	6.88%	8.10%
A-Class Shares with sales charge‡	9.35%	5.84%	7.40%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Consumer Staples Index	17.34%	8.31%	8.79%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	March 31, 2012
CONSUMER PRODUCTS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%
Packaged Foods & Meats - 29.3%
Kraft Foods, Inc. — Class A	190,892	$7,255,804
General Mills, Inc.	114,587	4,520,457
Kellogg Co.	73,340	3,933,224
HJ Heinz Co.	69,027	3,696,396
Mead Johnson Nutrition Co. — Class A	44,706	3,687,351
Hershey Co.	54,242	3,326,662
Sara Lee Corp.	146,615	3,156,621
Campbell Soup Co.	86,977	2,944,171
ConAgra Foods, Inc.	111,242	2,921,215
JM Smucker Co.	33,352	2,713,519
Hormel Foods Corp.	84,556	2,496,093
McCormick & Company, Inc.	45,023	2,450,602
Tyson Foods, Inc. — Class A	121,465	2,326,055
Green Mountain Coffee Roasters, Inc.*	49,267	2,307,666
Unilever N.V.	65,821	2,239,889
BRF - Brasil Foods S.A. ADR	99,600	1,992,996
Ralcorp Holdings, Inc.*	24,700	1,830,023
Smithfield Foods, Inc.*	75,136	1,655,246
Flowers Foods, Inc.	72,685	1,480,593
Dean Foods Co.*	110,321	1,335,987
TreeHouse Foods, Inc.*	22,232	1,322,804

Total Packaged Foods & Meats		59,593,374

Soft Drinks - 15.6%
Coca-Cola Co.	158,978	11,765,963
PepsiCo, Inc.	137,704	9,136,660
Monster Beverage Corp.*	47,588	2,954,739
Dr Pepper Snapple Group, Inc.	66,105	2,658,082
Coca-Cola Enterprises, Inc.	91,334	2,612,152
Fomento Economico Mexicano SAB de CV ADR	30,563	2,514,418

Total Soft Drinks		31,642,014

Household Products - 14.8%
Procter & Gamble Co.	179,980	12,096,455
Colgate-Palmolive Co.	62,981	6,158,282
Kimberly-Clark Corp.	65,002	4,802,998
Clorox Co.	38,677	2,659,044
Church & Dwight Company, Inc.	47,898	2,356,103
Energizer Holdings, Inc.*	26,035	1,931,276

Total Household Products		30,004,158

Tobacco - 12.9%
Philip Morris International, Inc.	125,101	11,085,200
Altria Group, Inc.	231,255	7,138,842
Reynolds American, Inc.	104,978	4,350,288
Lorillard, Inc.	28,175	3,648,099

Total Tobacco		26,222,429

Personal Products - 5.4%
Estee Lauder Companies, Inc. — Class A	69,880	4,328,367
Avon Products, Inc.	134,002	2,594,279

	SHARES	VALUE
Herbalife Ltd.	36,071	$2,482,406
Nu Skin Enterprises, Inc. — Class A	28,630	1,657,963

Total Personal Products		11,063,015

Food Retail - 5.4%
Whole Foods Market, Inc.	41,357	3,440,902
Kroger Co.	137,143	3,322,975
Safeway, Inc.	99,875	2,018,474
Harris Teeter Supermarkets, Inc.*	31,000	1,243,100
SUPERVALU, Inc.	163,646	934,419

Total Food Retail		10,959,870

Agricultural Products - 4.9%
Archer-Daniels-Midland Co.	127,643	4,041,178
Bunge Ltd.	41,046	2,809,188
Corn Products International, Inc.	33,114	1,909,022
Darling International, Inc.*	72,360	1,260,511

Total Agricultural Products		10,019,899

Distillers & Vintners - 4.9%
Brown-Forman Corp. — Class B	37,071	3,091,351
Beam, Inc.	46,600	2,729,362
Diageo plc ADR	22,500	2,171,250
Constellation Brands, Inc. — Class A*	83,454	1,968,680

Total Distillers & Vintners		9,960,643

Brewers - 3.9%
Cia de Bebidas das Americas ADR	69,740	2,881,656
Molson Coors Brewing Co. — Class B	57,787	2,614,862
Anheuser-Busch InBev N.V. ADR	32,022	2,328,640

Total Brewers		7,825,158

Food Distributors - 2.5%
Sysco Corp.	124,695	3,723,393
United Natural Foods, Inc.*	28,700	1,339,142

Total Food Distributors		5,062,535

Total Common Stocks (Cost $168,703,998)		202,353,095

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$1,246,051	1,246,051

Total Repurchase Agreement (Cost $1,246,051)		1,246,051

Total Investments - 100.2% (Cost $169,950,049)		$203,599,146

Other Assets & Liabilities, net - (0.2)%		(458,919)

Total Net Assets - 100.0%		$203,140,227

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

36	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $168,703,998)	$202,353,095
Repurchase agreements, at value (cost $1,246,051)	1,246,051

Total investments (cost $169,950,049)	203,599,146
Cash	6,460
Receivables:
Fund shares sold	3,135,990
Dividends	537,593

Total assets	207,279,189

LIABILITIES:
Payable for:
Securities purchased	3,048,521
Fund shares redeemed	819,389
Management fees	137,043
Transfer agent and administrative fees	40,307
Distribution and service fees	18,214
Portfolio accounting fees	16,123
Miscellaneous	59,365

Total liabilities	4,138,962

NET ASSETS	$203,140,227

NET ASSETS CONSIST OF:
Paid in capital	$183,034,791
Undistributed net investment income	—
Accumulated net realized loss on investments	(13,543,661)
Net unrealized appreciation on investments	33,649,097

Net assets	$203,140,227

INVESTOR CLASS:
Net assets	$155,431,907
Capital shares outstanding	3,867,854
Net asset value per share	$40.19

ADVISOR CLASS:
Net assets	$16,975,262
Capital shares outstanding	457,807
Net asset value per share	$37.08

A-CLASS:
Net assets	$21,021,388
Capital shares outstanding	554,173
Net asset value per share	$37.93

Maximum offering price per share (Net asset value divided by 95.25%)	$39.82

C-CLASS:
Net assets	$9,711,670
Capital shares outstanding	276,624
Net asset value per share	$35.11

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,721)	$3,377,993
Interest income	175

Total investment income	3,378,168

EXPENSES:
Management fees	1,090,481
Transfer agent and administrative fees	320,729
Distribution and service fees:
Advisor Class	56,619
A-Class	32,891
C-Class	57,863
Portfolio accounting fees	128,291
Custodian fees	34,703
Trustees’ fees*	8,775
Miscellaneous	142,888

Total expenses	1,873,240

Net investment income	1,504,928

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	(6,633,752)

Net realized loss	(6,633,752)

Net change in unrealized appreciation (depreciation) on:
Investments	20,261,583

Net change in unrealized appreciation (depreciation)	20,261,583

Net realized and unrealized gain	13,627,831

Net increase in net assets resulting from operations	$15,132,759

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	37

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,504,928	$1,510,144
Net realized gain (loss) on investments	(6,633,752)	23,091,560
Net change in unrealized appreciation (depreciation) on investments	20,261,583	(13,671,959)

Net increase in net assets resulting from operations	15,132,759	10,929,745

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(990,072)	(1,233,220)
Advisor Class	(144,687)	(155,870)
A-Class	(240,403)	(80,810)
C-Class	(134,982)	(110,514)
Net realized gains
Investor Class	(1,589,392)	(8,588,996)
Advisor Class	(232,270)	(1,085,584)
A-Class	(385,926)	(562,819)
C-Class	(216,691)	(769,755)

Total distributions to shareholders	(3,934,423)	(12,587,568)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	659,811,510	390,995,240
Advisor Class	75,806,217	35,315,185
A-Class	31,615,141	6,689,410
C-Class	57,692,984	68,579,568
Distributions reinvested
Investor Class	2,488,504	9,569,300
Advisor Class	373,093	1,219,720
A-Class	494,046	593,646
C-Class	339,654	861,273
Cost of shares redeemed
Investor Class	(573,144,067)	(525,670,868)
Advisor Class	(63,966,727)	(38,462,251)
A-Class	(17,284,638)	(22,692,937)
C-Class	(52,151,706)	(69,681,980)

Net increase (decrease) from capital share transactions	122,074,011	(142,684,694)

Net increase (decrease) in net assets	133,272,347	(144,342,517)
NET ASSETS:
Beginning of year	69,867,880	214,210,397

End of year	$203,140,227	$69,867,880

Undistributed net investment income at end of year	$—	$1,510,146

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	17,440,289	10,684,021
Advisor Class	2,159,455	1,029,449
A-Class	881,716	191,526
C-Class	1,721,281	2,055,708
Shares issued from reinvestment of distributions
Investor Class	69,356	283,619
Advisor Class	11,251	38,795
A-Class	14,574	18,540
C-Class	10,800	28,671
Shares redeemed
Investor Class	(15,233,138)	(14,211,944)
Advisor Class	(1,815,584)	(1,128,358)
A-Class	(488,025)	(650,900)
C-Class	(1,563,405)	(2,097,770)

Net increase (decrease) in shares	3,208,570	(3,758,643)

38	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$36.37	$37.83	$26.39	$36.40	$36.11

Income (loss) from investment operations:
Net investment income[a]	.49	.69	.50	.55	.52
Net gain (loss) on investments (realized and unrealized)	4.82	4.40	11.04	(10.35)	.13

Total from investment operations	5.31	5.09	11.54	(9.80)	.65

Less distributions from:
Net investment income	(.57)	(.82)	(.10)	(.21)	(.36)
Net realized gains	(.92)	(5.73)	—	—	—

Total distributions	(1.49)	(6.55)	(.10)	(.21)	(.36)

Net asset value, end of period	$40.19	$36.37	$37.83	$26.39	$36.40

Total Return[b]	15.06%	14.81%	43.75%	(26.96%)	1.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,432	$57,876	$182,915	$14,703	$8,722

Ratios to average net assets:
Net investment income	1.29%	1.84%	1.46%	1.81%	1.37%
Total expenses	1.35%	1.38%	1.37%	1.38%	1.37%

Portfolio turnover rate	402%	400%	200%	445%	449%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$33.84	$35.77	$25.09	$34.78	$34.68

Income (loss) from investment operations:
Net investment income[a]	.24	.62	.35	.34	.15
Net gain (loss) on investments (realized and unrealized)	4.49	4.00	10.43	(9.82)	.31

Total from investment operations	4.73	4.62	10.78	(9.48)	.46

Less distributions from:
Net investment income	(.57)	(.82)	(.10)	(.21)	(.36)
Net realized gains	(.92)	(5.73)	—	—	—

Total distributions	(1.49)	(6.55)	(.10)	(.21)	(.36)

Net asset value, end of period	$37.08	$33.84	$35.77	$25.09	$34.78

Total Return[b]	14.49%	14.32%	42.99%	(27.29%)	1.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,975	$3,475	$5,824	$11,113	$5,384

Ratios to average net assets:
Net investment income	0.68%	1.78%	1.17%	1.18%	0.42%
Total expenses	1.84%	1.88%	1.88%	1.87%	1.87%

Portfolio turnover rate	402%	400%	200%	445%	449%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$34.49	$36.26	$25.37	$35.09	$34.90

Income (loss) from investment operations:
Net investment income[a]	.40	.41	.55	.42	.50
Net gain (loss) on investments (realized and unrealized)	4.53	4.37	10.44	(9.93)	.05

Total from investment operations	4.93	4.78	10.99	(9.51)	.55

Less distributions from:
Net investment income	(.57)	(.82)	(.10)	(.21)	(.36)
Net realized gains	(.92)	(5.73)	—	—	—

Total distributions	(1.49)	(6.55)	(.10)	(.21)	(.36)

Net asset value, end of period	$37.93	$34.49	$36.26	$25.37	$35.09

Total Return[b]	14.80%	14.58%	43.34%	(27.14%)	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,021	$5,033	$21,277	$2,898	$1,682

Ratios to average net assets:
Net investment income	1.11%	1.14%	1.72%	1.41%	1.38%
Total expenses	1.60%	1.63%	1.63%	1.63%	1.63%

Portfolio turnover rate	402%	400%	200%	445%	449%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$32.28	$34.57	$24.36	$33.95	$34.04

Income (loss) from investment operations:
Net investment income[a]	.12	.30	.24	.19	.17
Net gain (loss) on investments (realized and unrealized)	4.20	3.96	10.07	(9.57)	.10

Total from investment operations	4.32	4.26	10.31	(9.38)	.27

Less distributions from:
Net investment income	(.57)	(.82)	(.10)	(.21)	(.36)
Net realized gains	(.92)	(5.73)	—	—	—

Total distributions	(1.49)	(6.55)	(.10)	(.21)	(.36)

Net asset value, end of period	$35.11	$32.28	$34.57	$24.36	$33.95

Total Return[b]	13.91%	13.78%	42.35%	(27.67%)	0.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,712	$3,484	$4,194	$3,067	$3,903

Ratios to average net assets:
Net investment income	0.36%	0.90%	0.77%	0.65%	0.49%
Total expenses	2.35%	2.38%	2.38%	2.38%	2.37%

Portfolio turnover rate	402%	400%	200%	445%	449%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

40	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

The semiconductor industry had a difficult year, impacted by a weak global economy, lower demand and supply chain disruptions caused by natural disasters in Japan and Thailand.

For the one-year period ended March 31, 2012, Electronics Fund Investor Class returned -9.05%, compared with 20.21% for the S&P 500® Information Technology Index*.

The semiconductors & semiconductor equipment industry accounted for most of the negative Fund return.

For the year, Fund performance got the biggest boost from Intel Corp., National Semiconductor Corp. and KLA-Tencor Corp. MEMC Electronic Materials, Inc., Trina Solar Ltd ADR and First Solar, Inc. were among the stocks which provided the least to Fund performance for the period.

*S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	11.6%
Texas Instruments, Inc.	6.0%
Broadcom Corp. — Class A	4.5%
Applied Materials, Inc.	3.9%
Altera Corp.	3.5%
Analog Devices, Inc.	3.4%
NVIDIA Corp.	3.1%
Xilinx, Inc.	3.0%
Avago Technologies Ltd.	3.0%
KLA-Tencor Corp.	3.0%

Top Ten Total	45.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-9.05%	-2.43%	-4.22%
Advisor Class Shares	-9.46%	-2.85%	-4.69%
C-Class Shares	-10.01%	-3.33%	-5.16%
C-Class Shares with CDSC†	-10.91%	-3.33%	-5.16%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Information Technology Index	20.21%	8.15%	5.06%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-9.31%	-2.72%	1.66%
A-Class Shares with sales charge‡	-13.61%	-3.66%	1.01%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Information Technology Index	20.21%	8.15%	8.65%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	March 31, 2012

ELECTRONICS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%
Semiconductors - 81.9%
Intel Corp.	31,566	$887,321
Texas Instruments, Inc.	13,720	461,130
Broadcom Corp. — Class A*	8,820	346,626
Altera Corp.	6,727	267,869
Analog Devices, Inc.	6,386	257,994
NVIDIA Corp.*	15,350	236,237
Xilinx, Inc.	6,375	232,241
Avago Technologies Ltd.	5,921	230,741
Marvell Technology Group Ltd.*	14,233	223,885
Maxim Integrated Products, Inc.	7,501	214,454
Linear Technology Corp.	6,120	206,244
Micron Technology, Inc.*	25,195	204,080
Microchip Technology, Inc.	5,374	199,913
Taiwan Semiconductor Manufacturing Company Ltd. ADR	11,887	181,633
Advanced Micro Devices, Inc.*	21,782	174,692
Skyworks Solutions, Inc.*	6,034	166,840
LSI Corp.*	18,799	163,175
Atmel Corp.*	15,504	152,869
ON Semiconductor Corp.*	16,435	148,079
Cree, Inc.*	4,494	142,145
ARM Holdings plc ADR	4,806	135,962
Cypress Semiconductor Corp.*	7,357	114,990
Fairchild Semiconductor International, Inc. — Class A*	6,894	101,342
Silicon Laboratories, Inc.*	2,347	100,921
Semtech Corp.*	3,540	100,748
PMC - Sierra, Inc.*	13,413	96,976
Cirrus Logic, Inc.*	3,828	91,106
Trina Solar Ltd. ADR*	12,720	90,694
Cavium, Inc.*	2,841	87,901
Intersil Corp. — Class A	7,847	87,886
TriQuint Semiconductor, Inc.*	11,740	80,947
Omnivision Technologies, Inc.*	3,782	75,640

Total Semiconductors		6,263,281

Semiconductor Equipment - 16.3%
Applied Materials, Inc.	23,760	295,574
KLA-Tencor Corp.	4,171	226,986
Lam Research Corp.*	3,857	172,099
Novellus Systems, Inc.*	2,805	139,998
Teradyne, Inc.*	7,821	132,097
ASML Holding N.V. ADR	2,632	131,968
Veeco Instruments, Inc.*	2,597	74,274
GT Advanced Technologies, Inc.*	8,899	73,595
Total Semiconductor Equipment		1,246,591

Electrical Components & Equipment - 1.4%
First Solar, Inc.*	4,165	104,333

Total Common Stocks (Cost $4,910,957)		7,614,205

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$47,096	$47,096

Total Repurchase Agreement (Cost $47,096)		47,096

Total Investments - 100.2% (Cost $4,958,053)		$7,661,301

Other Assets & Liabilities, net - (0.2)%		(15,317)

Total Net Assets - 100.0%		$7,645,984

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

44	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $4,910,957)	$7,614,205
Repurchase agreements, at value (cost $47,096)	47,096

Total investments (cost $4,958,053)	7,661,301
Receivables:
Securities sold	631,698
Fund shares sold	547,533
Dividends	753

Total assets	8,841,285

LIABILITIES:
Payable for:
Fund shares redeemed	1,180,412
Management fees	5,594
Transfer agent and administrative fees	1,645
Distribution and service fees	921
Portfolio accounting fees	658
Miscellaneous	6,071

Total liabilities	1,195,301

NET ASSETS	$7,645,984

NET ASSETS CONSIST OF:
Paid in capital	$33,477,179
Accumulated net investment loss	(14,534)
Accumulated net realized loss on investments	(28,519,909)
Net unrealized appreciation on investments	2,703,248

Net assets	$7,645,984

INVESTOR CLASS:
Net assets	$5,453,383
Capital shares outstanding	98,994
Net asset value per share	$55.09

ADVISOR CLASS:
Net assets	$1,270,899
Capital shares outstanding	24,726
Net asset value per share	$51.40

A-CLASS:
Net assets	$659,099
Capital shares outstanding	12,618
Net asset value per share	$52.23

Maximum offering price per share (Net asset value divided by 95.25%)	$54.83

C-CLASS:
Net assets	$262,603
Capital shares outstanding	5,305
Net asset value per share	$49.50

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $241)	$100,934
Interest	13

Total investment income	100,947

EXPENSES:
Management fees	75,916
Transfer agent and administrative fees	22,328
Distribution and service fees:
Advisor Class	9,482
A-Class	1,607
C-Class	9,590
Portfolio accounting fees	8,932
Registration fees	14,589
Custodian fees	2,206
Trustees’ fees*	1,607
Miscellaneous	(4,672)

Total expenses	141,585

Net investment loss	(40,638)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	645,228

Net realized gain	645,228

Net change in unrealized appreciation (depreciation) on:
Investments	(2,200,960)

Net change in unrealized appreciation (depreciation)	(2,200,960)

Net realized and unrealized loss	(1,555,732)

Net decrease in net assets resulting from operations	$(1,596,370)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	45

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(40,638)	$(97,316)
Net realized gain (loss) on investments	645,228	(1,831,352)
Net change in unrealized appreciation (depreciation) on investments	(2,200,960)	(1,072,361)

Net decrease in net assets resulting from operations	(1,596,370)	(3,001,029)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	98,746,392	353,378,731
Advisor Class	26,293,819	29,701,725
A-Class	4,470,157	7,556,407
C-Class	56,542,448	128,873,486
Cost of shares redeemed
Investor Class	(99,518,199)	(359,599,458)
Advisor Class	(27,450,204)	(28,156,131)
A-Class	(5,415,408)	(6,829,314)
C-Class	(57,348,385)	(131,295,692)

Net decrease from capital share transactions	(3,679,380)	(6,370,246)

Net decrease in net assets	(5,275,750)	(9,371,275)
NET ASSETS:
Beginning of year	12,921,734	22,293,009

End of year	$7,645,984	$12,921,734

Accumulated net investment loss at end of year	$(14,534)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	1,826,514	6,465,968
Advisor Class	530,537	577,894
A-Class	90,548	144,798
C-Class	1,191,961	2,693,693
Shares redeemed
Investor Class	(1,842,695)	(6,656,304)
Advisor Class	(560,085)	(556,791)
A-Class	(106,039)	(143,325)
C-Class	(1,209,292)	(2,740,831)

Net decrease in shares	(78,551)	(214,898)

46	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[d]	Year Ended March 31, 2009[d]	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$60.57	$52.33	$32.76	$50.30	$62.30

Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.13)	(.02)	(—)[b]	(.25)
Net gain (loss) on investments (realized and unrealized)	(5.36)	8.37	19.59	(17.54)	(11.75)

Total from investment operations	(5.48)	8.24	19.57	(17.54)	(12.00)

Net asset value, end of period	$55.09	$60.57	$52.33	$32.76	$50.30

Total Return[c]	(9.05%)	15.75%	59.74%	(34.89%)	(19.26%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,453	$6,976	$15,988	$106,703	$9,835

Ratios to average net assets:
Net investment loss	(0.22%)	(0.23%)	(0.06%)	(0.03%)	(0.37%)
Total expenses	1.35%	1.39%	1.38%	1.34%	1.36%

Portfolio turnover rate	1,329%	1,171%	592%	408%	784%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[d]	Year Ended March 31, 2009[d]	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$56.77	$49.26	$31.01	$47.80	$59.40

Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.41)	(.16)	(.10)	(.60)
Net gain (loss) on investments (realized and unrealized)	(5.03)	7.92	18.41	(16.69)	(11.00)

Total from investment operations	(5.37)	7.51	18.25	(16.79)	(11.60)

Net asset value, end of period	$51.40	$56.77	$49.26	$31.01	$47.80

Total Return[c]	(9.46%)	15.25%	58.85%	(35.15%)	(19.53%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,271	$3,081	$1,634	$3,152	$566

Ratios to average net assets:
Net investment loss	(0.67%)	(0.79%)	(0.39%)	(0.29%)	(0.98%)
Total expenses	1.86%	1.89%	1.87%	1.86%	1.88%

Portfolio turnover rate	1,329%	1,171%	592%	408%	784%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[d]	Year Ended March 31, 2009[d]	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$57.59	$49.88	$31.31	$48.25	$59.95

Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.21)	(.14)	(.10)	(.55)
Net gain (loss) on investments (realized and unrealized)	(5.17)	7.92	18.71	(16.84)	(11.15)

Total from investment operations	(5.36)	7.71	18.57	(16.94)	(11.70)

Net asset value, end of period	$52.23	$57.59	$49.88	$31.31	$48.25

Total Return[c]	(9.31%)	15.46%	59.31%	(35.13%)	(19.52%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$659	$1,619	$1,329	$42	$85

Ratios to average net assets:
Net investment loss	(0.36%)	(0.43%)	(0.31%)	(0.26%)	(0.90%)
Total expenses	1.62%	1.64%	1.62%	1.60%	1.62%

Portfolio turnover rate	1,329%	1,171%	592%	408%	784%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[d]	Year Ended March 31, 2009[d]	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$55.03	$47.90	$30.28	$46.90	$58.65

Income (loss) from investment operations:
Net investment loss[a]	(.70)	(.65)	(.51)	(.30)	(.75)
Net gain (loss) on investments (realized and unrealized)	(4.83)	7.78	18.13	(16.32)	(11.00)

Total from investment operations	(5.53)	7.13	17.62	(16.62)	(11.75)

Net asset value, end of period	$49.50	$55.03	$47.90	$30.28	$46.90

Total Return[c]	(10.01%)	14.86%	58.19%	(35.39%)	(20.03%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$263	$1,246	$3,342	$460	$962

Ratios to average net assets:
Net investment loss	(1.42%)	(1.31%)	(1.21%)	(0.74%)	(1.26%)
Total expenses	2.36%	2.39%	2.38%	2.42%	2.38%

Portfolio turnover rate	1,329%	1,171%	592%	408%	784%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Net investment loss is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Per share amounts for the period March 31, 2007–April 19, 2009 have been restated to reflect a 1:5 reverse stock split effective April 20, 2009.

48	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

The price of a barrel of oil ended the fiscal year about where it started—slightly higher than $100, despite a drop in mid-2011 to below $80 as eurozone debt woes hampered expectations for economic growth. Still, global oil supply may struggle to keep up with demand, as the U.S. economic recovery gains strength and China growth continues, although at a somewhat slower pace. The price of natural gas was also pushed down by plentiful supply and has become a drag on earnings. The sector is expected to remain volatile as regional political uncertainties affect supply and the global economic recovery remains slow.

For the one-year period ended March 31, 2012, Energy Fund Investor Class returned -14.39%, compared with -6.86% for the S&P 500® Energy Index*.

Within the sector, the oil, gas & consumable fuels segment that composes about three-fourths of the Fund was the largest detractor from return. The segment most sensitive to changes in the price of oil, energy equipment & services, accounted for about 25% of the holdings, and it also detracted from return.

El Paso Corp., Kinder Morgan, Inc. and Exxon Mobil Corp. were among the most significant positive contributors to Fund performance for the year, while Peabody Energy Corp., Schlumberger Ltd. and Alpha Natural Resources, Inc. were among the weakest contributors.

*S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
Advisor Class	May 5, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.5%
Chevron Corp.	4.7%
ConocoPhillips	3.2%
Schlumberger Ltd.	3.0%
Occidental Petroleum Corp.	2.8%
Anadarko Petroleum Corp.	2.0%
Apache Corp.	2.0%
Kinder Morgan, Inc.	1.8%
National Oilwell Varco, Inc.	1.8%
Petroleo Brasileiro S.A. ADR	1.8%

Top Ten Total	29.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-14.39%	2.78%	9.47%
Advisor Class Shares	-14.78%	2.28%	8.95%
C-Class Shares	-15.24%	1.77%	8.40%
C-Class Shares with CDSC†	-16.09%	1.77%	8.40%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Energy Index	-6.86%	5.03%	11.09%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-14.67%	2.50%	10.09%
A-Class Shares with sales charge‡	-18.73%	1.51%	9.38%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Energy Index	-6.86%	5.03%	12.36%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	March 31, 2012
ENERGY FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Oil & Gas Exploration & Production - 31.7%
Anadarko Petroleum Corp.	17,852	$1,398,525
Apache Corp.	13,840	1,390,090
EOG Resources, Inc.	11,105	1,233,766
Devon Energy Corp.	16,922	1,203,493
Marathon Oil Corp.	32,941	1,044,230
Noble Energy, Inc.	9,731	951,497
Continental Resources, Inc.*	10,536	904,200
Pioneer Natural Resources Co.	7,854	876,428
Chesapeake Energy Corp.	36,939	855,877
Cobalt International Energy, Inc.*	25,400	762,762
Concho Resources, Inc.*	7,361	751,411
Southwestern Energy Co.*	23,392	715,795
Range Resources Corp.	11,581	673,319
Canadian Natural Resources Ltd.	18,528	614,759
Denbury Resources, Inc.*	32,878	599,366
Equities Corp.	12,410	598,286
Whiting Petroleum Corp.*	10,466	568,304
Cabot Oil & Gas Corp.	18,202	567,356
Cimarex Energy Co.	7,453	562,478
Encana Corp.	28,198	554,091
Plains Exploration & Production Co.*	12,274	523,486
QEP Resources, Inc.	16,984	518,012
Newfield Exploration Co.*	14,112	489,404
SM Energy Co.	6,568	464,817
Talisman Energy, Inc.	36,722	462,697
CNOOC Ltd. ADR	2,230	455,567
WPX Energy, Inc.*	23,635	425,666
Nexen, Inc.	22,838	419,077
Ultra Petroleum Corp.*	18,017	407,725
Oasis Petroleum, Inc.*	12,718	392,096
Energy XXI Bermuda Ltd.*	10,584	382,188
Kodiak Oil & Gas Corp.*	36,102	359,576
Berry Petroleum Co. — Class A	7,550	355,832

Total Oil & Gas Exploration & Production		22,482,176

Integrated Oil & Gas - 28.0%
Exxon Mobil Corp.	53,383	4,629,908
Chevron Corp.	30,900	3,313,716
ConocoPhillips	29,351	2,230,970
Occidental Petroleum Corp.	20,844	1,984,974
Petroleo Brasileiro S.A. ADR	46,809	1,243,247
BP plc ADR	23,615	1,062,675
Hess Corp.	17,002	1,002,268
Murphy Oil Corp.	13,281	747,322
Suncor Energy, Inc.	21,648	707,890
Royal Dutch Shell plc ADR	9,207	645,687
Total S.A. ADR	10,954	559,968
PetroChina Company Ltd. ADR	3,190	448,291
Statoil ASA ADR	15,768	427,470
Cenovus Energy, Inc.	11,759	422,618
SandRidge Energy, Inc.*	52,412	410,386

Total Integrated Oil & Gas		19,837,390

	SHARES	VALUE
Oil & Gas Equipment & Services - 16.3%
Schlumberger Ltd.	30,277	$2,117,271
National Oilwell Varco, Inc.	16,382	1,301,878
Halliburton Co.	37,135	1,232,511
Baker Hughes, Inc.	21,882	917,731
Cameron International Corp.*	15,599	824,095
FMC Technologies, Inc.*	15,653	789,224
Weatherford International Ltd.*	48,579	733,057
Core Laboratories N.V.	4,427	582,460
Oceaneering International, Inc.	10,363	558,462
Tenaris S.A. ADR	12,070	461,436
Superior Energy Services, Inc.*	17,069	449,939
Oil States International, Inc.*	5,740	448,064
McDermott International, Inc.*	30,359	388,899
Tidewater, Inc.	7,005	378,410
Key Energy Services, Inc.*	21,976	339,529

Total Oil & Gas Equipment & Services		11,522,966

Oil & Gas Drilling - 8.2%
Transocean Ltd.	17,905	979,404
Seadrill Ltd.	25,500	956,505
Noble Corp.*	18,177	681,092
Diamond Offshore Drilling, Inc.	10,125	675,844
Ensco plc ADR	12,522	662,789
Helmerich & Payne, Inc.	9,802	528,818
Nabors Industries Ltd.*	27,349	478,334
Rowan Companies, Inc.*	13,482	443,962
Patterson-UTI Energy, Inc.	21,261	367,603

Total Oil & Gas Drilling		5,774,351

Oil & Gas Storage & Transportation - 6.9%
Kinder Morgan, Inc.	33,812	1,306,834
El Paso Corp.	37,134	1,097,310
Spectra Energy Corp.	32,579	1,027,867
Williams Companies, Inc.	31,605	973,750
Energy Transfer Equity, LP	12,263	494,199

Total Oil & Gas Storage & Transportation		4,899,960

Oil & Gas Refining & Marketing - 5.0%
Marathon Petroleum Corp.	20,431	885,888
Valero Energy Corp.	32,414	835,309
HollyFrontier Corp.	17,449	560,985
Sunoco, Inc.	11,805	450,361
Tesoro Corp.*	15,911	427,051

World Fuel Services Corp.	9,459	387,819

Total Oil & Gas Refining & Marketing		3,547,413

Coal & Consumable Fuels - 3.4%
Consol Energy, Inc.	18,524	631,668
Peabody Energy Corp.	21,228	614,763
Cameco Corp.	21,156	454,642
Alpha Natural Resources, Inc.*	26,251	399,278
Arch Coal, Inc.	30,238	323,849

Total Coal & Consumable Fuels		2,424,200

Total Common Stocks (Cost $41,645,269)		70,488,456

52	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
ENERGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$396,827	$396,827

Total Repurchase Agreement (Cost $396,827)		396,827

Total Investments - 100.1% (Cost $42,042,096)		$70,885,283

Other Assets & Liabilities, net - (0.1)%		(83,620)

Total Net Assets - 100.0%		$70,801,663

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	53

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $41,645,269)	$70,488,456
Repurchase agreements, at value (cost $396,827)	396,827

Total investments (cost $42,042,096)	70,885,283
Cash	15,898
Receivables:
Fund shares sold	1,342,203
Securities sold	731,294
Dividends	36,304
Foreign taxes reclaim	2,698

Total assets	73,013,680

LIABILITIES:
Payable for:
Fund shares redeemed	2,072,948
Management fees	53,658
Distribution and service fees	18,016
Transfer agent and administrative fees	15,782
Portfolio accounting fees	6,313
Miscellaneous	45,300

Total liabilities	2,212,017

NET ASSETS	$70,801,663

NET ASSETS CONSIST OF:
Paid in capital	$65,278,837
Accumulated net investment loss	(2,890)
Accumulated net realized loss on investments	(23,317,471)
Net unrealized appreciation on investments	28,843,187

Net assets	$70,801,663

INVESTOR CLASS:
Net assets	$40,946,677
Capital shares outstanding	1,666,179
Net asset value per share	$24.58

ADVISOR CLASS:
Net assets	$11,079,772
Capital shares outstanding	482,858
Net asset value per share	$22.95

A-CLASS:
Net assets	$5,622,386
Capital shares outstanding	240,428
Net asset value per share	$23.38

Maximum offering price per share (Net asset value divided by 95.25%)	$24.55

C-CLASS:
Net assets	$13,152,828
Capital shares outstanding	601,933
Net asset value per share	$21.85

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,233)	$1,405,812
Interest	91

Total investment income	1,405,903

EXPENSES:
Management fees	751,019
Transfer agent and administrative fees	220,887
Distribution and service fees:
Advisor Class	45,495
A-Class	20,533
C-Class	146,808
Portfolio accounting fees	88,354
Custodian fees	23,631
Trustees’ fees*	8,504
Miscellaneous	104,409

Total expenses	1,409,640

Net investment loss	(3,737)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,643,611)

Net realized loss	(5,643,611)

Net change in unrealized appreciation (depreciation) on:
Investments	(21,665,145)

Net change in unrealized appreciation (depreciation)	(21,665,145)

Net realized and unrealized loss	(27,308,756)

Net decrease in net assets resulting from operations	$(27,312,493)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,737)	$(201,866)
Net realized gain (loss) on investments	(5,643,611)	4,967,964
Net change in unrealized appreciation (depreciation) on investments	(21,665,145)	24,910,039

Net increase (decrease) in net assets resulting from operations	(27,312,493)	29,676,137

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(57,578)
Advisor Class	—	(8,833)
A-Class	—	(6,392)
C-Class	—	(19,609)

Total distributions to shareholders	—	(92,412)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	259,673,506	288,061,481
Advisor Class	45,234,147	18,472,831
A-Class	36,601,233	18,443,868
C-Class	70,279,961	76,637,847
Distributions reinvested
Investor Class	—	56,100
Advisor Class	—	8,744
A-Class	—	4,737
C-Class	—	18,406
Cost of shares redeemed
Investor Class	(294,390,687)	(248,929,384)
Advisor Class	(47,103,298)	(11,587,850)
A-Class	(42,750,254)	(10,355,093)
C-Class	(73,838,306)	(75,599,238)

Net increase (decrease) from capital share transactions	(46,293,698)	55,232,449

Net increase (decrease) in net assets	(73,606,191)	84,816,174
NET ASSETS:
Beginning of year	144,407,854	59,591,680

End of year	$70,801,663	$144,407,854

Accumulated net investment loss at end of year	$(2,890)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	10,314,220	11,988,260
Advisor Class	2,028,589	820,658
A-Class	1,545,449	766,871
C-Class	3,174,677	3,852,683
Shares issued from reinvestment of distributions
Investor Class	—	2,456
Advisor Class	—	407
A-Class	—	217
C-Class	—	894
Shares redeemed
Investor Class	(11,910,644)	(10,412,527)
Advisor Class	(2,140,312)	(555,486)
A-Class	(1,843,425)	(423,733)
C-Class	(3,348,275)	(3,814,448)

Net increase (decrease) in shares	(2,179,721)	2,226,252

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	55

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$28.70	$20.91	$14.01	$27.29	$23.19

Income (loss) from investment operations:
Net investment income (loss)[a]	.07	— [b]	.10	.06	(.03)
Net gain (loss) on investments (realized and unrealized)	(4.19)	7.82	6.82	(12.61)	4.86

Total from investment operations	(4.12)	7.82	6.92	(12.55)	4.83

Less distributions from:
Net investment income	—	(.03)	(.02)	—	—
Net realized gains	—	—	—	(.73)	(.73)

Total distributions	—	(.03)	(.02)	(.73)	(.73)

Net asset value, end of period	$24.58	$28.70	$20.91	$14.01	$27.29

Total Return[c]	(14.39%)	37.43%	49.37%	(46.01%)	20.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,947	$93,648	$35,228	$53,627	$63,325

Ratios to average net assets:
Net investment income (loss)	0.27%	0.00%	0.51%	0.28%	(0.10%)
Total expenses	1.36%	1.39%	1.38%	1.37%	1.37%

Portfolio turnover rate	288%	273%	228%	310%	188%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$26.93	$19.72	$13.28	$26.07	$22.29

Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.11)	(—)[b]	(.04)	(.15)
Net gain (loss) on investments (realized and unrealized)	(3.90)	7.35	6.46	(12.02)	4.66

Total from investment operations	(3.98)	7.24	6.46	(12.06)	4.51

Less distributions from:
Net investment income	—	(.03)	(.02)	—	—
Net realized gains	—	—	—	(.73)	(.73)

Total distributions	—	(.03)	(.02)	(.73)	(.73)

Net asset value, end of period	$22.95	$26.93	$19.72	$13.28	$26.07

Total Return[c]	(14.78%)	36.75%	48.62%	(46.29%)	20.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,080	$16,015	$6,489	$4,679	$17,713

Ratios to average net assets:
Net investment loss	(0.33%)	(0.53%)	(0.02%)	(0.16%)	(0.58%)
Total expenses	1.86%	1.89%	1.88%	1.88%	1.86%

Portfolio turnover rate	288%	273%	228%	310%	188%

56	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.40	$20.01	$13.44	$26.30	$22.44

Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.08)	.06	.02	(.08)
Net gain (loss) on investments (realized and unrealized)	(4.01)	7.50	6.53	(12.15)	4.67

Total from investment operations	(4.02)	7.42	6.59	(12.13)	4.59

Less distributions from:
Net investment income	—	(.03)	(.02)	—	—
Net realized gains	—	—	—	(.73)	(.73)

Total distributions	—	(.03)	(.02)	(.73)	(.73)

Net asset value, end of period	$23.38	$27.40	$20.01	$13.44	$26.30

Total Return[c]	(14.67%)	37.11%	49.01%	(46.15%)	20.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,622	$14,752	$3,903	$4,845	$6,378

Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.38%)	0.35%	0.10%	(0.31%)
Total expenses	1.61%	1.64%	1.63%	1.63%	1.61%

Portfolio turnover rate	288%	273%	228%	310%	188%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$25.78	$18.97	$12.84	$25.37	$21.81

Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.20)	(.08)	(.14)	(.27)
Net gain (loss) on investments (realized and unrealized)	(3.74)	7.04	6.23	(11.66)	4.56

Total from investment operations	(3.93)	6.84	6.15	(11.80)	4.29

Less distributions from:
Net investment income	—	(.03)	(.02)	—	—
Net realized gains	—	—	—	(.73)	(.73)

Total distributions	—	(.03)	(.02)	(.73)	(.73)

Net asset value, end of period	$21.85	$25.78	$18.97	$12.84	$25.37

Total Return[c]	(15.24%)	36.09%	47.87%	(46.55%)	19.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,153	$19,993	$13,972	$9,865	$20,989

Ratios to average net assets:
Net investment loss	(0.84%)	(0.99%)	(0.48%)	(0.65%)	(1.07%)
Total expenses	2.36%	2.39%	2.38%	2.38%	2.36%

Portfolio turnover rate	288%	273%	228%	310%	188%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment loss is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production (“Energy Services Companies”).

The energy equipment and services providers that make up this Fund, and typically are sensitive to changes in the price of oil, responded to the jump in oil prices in early 2011 and then again in early 2012, despite a drop in mid-2011 to below $80 as eurozone debt woes hampered expectations for economic growth. The sector is expected to remain volatile as regional political uncertainties affect supply and the global economic recovery remains slow.

For the one-year period ended March 31, 2012, Energy Services Fund Investor Class returned -18.82%, compared with the S&P 500® Energy Index*, which returned -6.86%.

The energy equipment & services holdings in this Fund, which makes up 98% of the portfolio, accounted for most of the Fund’s negative return for the period.

Seadrill Ltd., Oceaneering International, Inc. and Core Laboratories N.V. were among the Fund’s best-performing stocks for the year. The Fund’s worst-performing holdings included Halliburton Co., Baker Hughes, Inc. and Schlumberger Ltd.

*S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	10.1%
National Oilwell Varco, Inc.	6.2%
Halliburton Co.	5.9%
Transocean Ltd.	4.7%
Seadrill Ltd.	4.6%
Baker Hughes, Inc.	4.4%
Cameron International Corp.	3.9%
FMC Technologies, Inc.	3.8%
Weatherford International Ltd.	3.5%
Noble Corp.	3.3%

Top Ten Total	50.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-18.82%	1.39%	8.51%
Advisor Class Shares	-19.21%	0.89%	7.99%
C-Class Shares	-19.63%	0.39%	7.46%
C-Class Shares with CDSC†	-20.43%	0.39%	7.46%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Energy Index	-6.86%	5.03%	11.09%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-19.03%	1.15%	10.26%
A-Class Shares with sales charge‡	-22.87%	0.17%	9.55%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Energy Index	-6.86%	5.03%	12.36%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	March 31, 2012
ENERGY SERVICES FUND

	SHARES	VALUE
COMMON STOCKS† - 99.6%
Oil & Gas Equipment & Services - 69.1%
Schlumberger Ltd.	86,216	$6,029,086
National Oilwell Varco, Inc.	46,660	3,708,071
Halliburton Co.	105,796	3,511,369
Baker Hughes, Inc.	62,145	2,606,361
Cameron International Corp.*	44,410	2,346,180
FMC Technologies, Inc.*	44,427	2,240,009
Weatherford International Ltd.*	138,137	2,084,487
Core Laboratories N.V.	12,504	1,645,151
Oceaneering International, Inc.	29,190	1,573,049
Superior Energy Services, Inc.*	48,754	1,285,155
Oil States International, Inc.*	16,255	1,268,865
Dresser-Rand Group, Inc.*	25,184	1,168,286
McDermott International, Inc.*	86,547	1,108,667
Lufkin Industries, Inc.	13,393	1,080,145
Tidewater, Inc.	19,877	1,073,756
Dril-Quip, Inc.*	16,099	1,046,757
Tenaris S.A. ADR	26,917	1,029,037
CARBO Ceramics, Inc.	9,669	1,019,596
RPC, Inc.	93,347	990,412
Key Energy Services, Inc.*	62,450	964,853
Helix Energy Solutions Group, Inc.*	49,215	876,027
Hornbeck Offshore Services, Inc.*	18,606	782,010
C&J Energy Services, Inc.*	34,100	606,639
Exterran Holdings, Inc.*	43,615	575,282
Basic Energy Services, Inc.*	31,294	542,951

Total Oil & Gas Equipment & Services		41,162,201

Oil & Gas Drilling - 30.5%
Transocean Ltd.	50,863	2,782,205
Seadrill Ltd.	72,688	2,726,526
Noble Corp.*	51,747	1,938,960
Diamond Offshore Drilling, Inc.	28,805	1,922,734
Ensco plc ADR	31,192	1,650,993
Helmerich & Payne, Inc.	27,950	1,507,903
Nabors Industries Ltd.*	77,843	1,361,474
Rowan Companies, Inc.*	38,417	1,265,072
Atwood Oceanics, Inc.*	24,149	1,084,049
Patterson-UTI Energy, Inc.	60,367	1,043,745
Unit Corp.*	21,260	909,078

Total Oil & Gas Drilling		18,192,739

Total Common Stocks (Cost $27,948,417)		59,354,940

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$372,091	$372,091

Total Repurchase Agreement (Cost $372,091)		372,091

Total Investments - 100.2% (Cost $28,320,508)		$59,727,031

Other Assets & Liabilities, net - (0.2)%		(90,662)

Total Net Assets - 100.0%		$59,636,369

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

60	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments at value (cost $27,948,417)	$59,354,940
Repurchase agreements, at value (cost $372,091)	372,091

Total investments (cost $28,320,508)	59,727,031
Receivables:
Securities sold	2,932,718
Fund shares sold	134,520
Dividends	21,723

Total assets	62,815,992

LIABILITIES:
Payable for:
Fund shares redeemed	3,043,827
Management fees	48,291
Distribution and service fees	15,443
Transfer agent and administrative fees	14,203
Portfolio accounting fees	5,681
Miscellaneous	52,178

Total liabilities	3,179,623

NET ASSETS	$59,636,369

NET ASSETS CONSIST OF:
Paid in capital	$70,786,601
Accumulated net investment loss	(35,120)
Accumulated net realized loss on investments	(42,521,635)
Net unrealized appreciation on investments	31,406,523

Net assets	$59,636,369

INVESTOR CLASS:
Net assets	$34,352,588
Capital shares outstanding	675,279
Net asset value per share	$50.87

ADVISOR CLASS:
Net assets	$8,025,187
Capital shares outstanding	168,455
Net asset value per share	$47.64

A-CLASS:
Net assets	$7,114,795
Capital shares outstanding	146,410
Net asset value per share	$48.59

Maximum offering price per share (Net asset value divided by 95.25%)	$51.01

C-CLASS:
Net assets	$10,143,799
Capital shares outstanding	222,152
Net asset value per share	$45.66

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $4,253)	$1,103,571
Interest	103

Total investment income	1,103,674

EXPENSES:
Management fees	825,567
Transfer agent and administrative fees	242,813
Distribution and service fees:
Advisor Class	47,072
A-Class	34,431
C-Class	121,933
Portfolio accounting fees	97,125
Custodian fees	26,245
Trustees’ fees*	12,384
Miscellaneous	116,329

Total expenses	1,523,899

Net investment loss	(420,225)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,379,464

Net realized gain	10,379,464

Net change in unrealized appreciation (depreciation) on:
Investments	(46,057,326)

Net change in unrealized appreciation (depreciation)	(46,057,326)

Net realized and unrealized loss	(35,677,862)

Net decrease in net assets resulting from operations	$(36,098,087)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	61

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(420,225)	$(644,521)
Net realized gain on investments	10,379,464	11,780,705
Net change in unrealized appreciation (depreciation) on investments	(46,057,326)	38,608,948

Net increase (decrease) in net assets resulting from operations	(36,098,087)	49,745,132

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	234,908,118	325,185,196
Advisor Class	34,706,940	49,966,638
A-Class	20,278,466	20,554,024
C-Class	44,471,112	75,084,065
Cost of shares redeemed
Investor Class	(327,454,174)	(258,712,201)
Advisor Class	(40,482,465)	(42,622,239)
A-Class	(32,499,776)	(11,461,422)
C-Class	(46,859,111)	(75,092,139)

Net increase (decrease) from capital share transactions	(112,930,890)	82,901,922

Net increase (decrease) in net assets	(149,028,977)	132,647,054

NET ASSETS:
Beginning of year	208,665,346	76,018,292

End of year	$59,636,369	$208,665,346

Accumulated net investment loss at end of year	$(35,120)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	4,303,024	6,666,644
Advisor Class	674,396	1,113,500
A-Class	373,580	435,077
C-Class	915,082	1,773,704
Shares redeemed
Investor Class	(6,042,507)	(5,404,466)
Advisor Class	(797,982)	(985,175)
A-Class	(641,283)	(238,789)
C-Class	(961,820)	(1,786,808)

Net increase (decrease) in shares	(2,177,510)	1,573,687

62	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$62.66	$42.83	$25.07	$58.04	$47.47

Income (loss) from investment operations:
Net investment loss[a]	(.14)	(.21)	(.01)	(.24)	(.43)
Net gain (loss) on investments (realized and unrealized)	(11.65)	20.04	17.77	(32.73)	11.00

Total from investment operations	(11.79)	19.83	17.76	(32.97)	10.57

Net asset value, end of period	$50.87	$62.66	$42.83	$25.07	$58.04

Total Return[b]	(18.82%)	46.27%	70.84%	(56.81%)	22.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,353	$151,318	$49,371	$59,706	$82,691

Ratios to average net assets:
Net investment loss	(0.25%)	(0.42%)	(0.01%)	(0.48%)	(0.77%)
Total expenses	1.36%	1.39%	1.38%	1.37%	1.37%

Portfolio turnover rate	162%	205%	472%	207%	193%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$58.97	$40.50	$23.83	$55.45	$45.58

Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.42)	(.26)	(.43)	(.69)
Net gain (loss) on investments (realized and unrealized)	(10.99)	18.89	16.93	(31.19)	10.56

Total from investment operations	(11.33)	18.47	16.67	(31.62)	9.87

Net asset value, end of period	$47.64	$58.97	$40.50	$23.83	$55.45

Total Return[b]	(19.21%)	45.61%	69.95%	(57.02%)	21.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,025	$17,222	$6,631	$7,058	$15,929

Ratios to average net assets:
Net investment loss	(0.66%)	(0.93%)	(0.70%)	(0.92%)	(1.28%)
Total expenses	1.86%	1.89%	1.88%	1.88%	1.87%

Portfolio turnover rate	162%	205%	472%	207%	193%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$60.01	$41.12	$24.13	$55.99	$45.90

Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.31)	(.16)	(.31)	(.55)
Net gain (loss) on investments (realized and unrealized)	(11.17)	19.20	17.15	(31.55)	10.64

Total from investment operations	(11.42)	18.89	16.99	(31.86)	10.09

Net asset value, end of period	$48.59	$60.01	$41.12	$24.13	$55.99

Total Return[b]	(19.03%)	45.94%	70.41%	(56.90%)	21.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,115	$24,849	$8,957	$4,920	$11,450

Ratios to average net assets:
Net investment loss	(0.47%)	(0.67%)	(0.43%)	(0.68%)	(1.01%)
Total expenses	1.61%	1.64%	1.63%	1.63%	1.62%

Portfolio turnover rate	162%	205%	472%	207%	193%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$56.81	$39.22	$23.19	$54.22	$44.79

Income (loss) from investment operations:
Net investment loss[a]	(.54)	(.60)	(.44)	(.64)	(.93)
Net gain (loss) on investments (realized and unrealized)	(10.61)	18.19	16.47	(30.39)	10.36

Total from investment operations	(11.15)	17.59	16.03	(31.03)	9.43

Net asset value, end of period	$45.66	$56.81	$39.22	$23.19	$54.22

Total Return[b]	(19.63%)	44.85%	69.12%	(57.23%)	21.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,144	$15,276	$11,059	$9,196	$29,316

Ratios to average net assets:
Net investment loss	(1.13%)	(1.43%)	(1.25%)	(1.41%)	(1.76%)
Total expenses	2.36%	2.39%	2.38%	2.38%	2.37%

Portfolio turnover rate	162%	205%	472%	207%	193%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

64	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).

Improving credit conditions and greater stability in banks and diversified financial services has helped performance in this sector in the past few months, but banks continue to be hampered by weak loan demand due to the underperforming economy. The REIT, consumer finance and commercial bank industries contributed slightly to return, while the Fund’s largest component, insurance, detracted slightly from return. Lower interest rates have restrained performance in the property and casualty market, which makes it harder to meet long-term asset return assumptions.

For the one-year period ended March 31, 2012, Financial Services Fund Investor Class returned -3.31%, while the S&P 500® Financials Index* returned -1.76% over the same period.

Simon Property Group, Inc., Wells Fargo & Co. and U.S. Bancorp were among the stocks which contributed the most to Fund performance during the year. Regions Financial Corp., Goldman Sachs Group, Inc. and Bank of America Corp. were among the stocks that contributed the least to Fund performance for the period.

*S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	April 6, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.2%
Wells Fargo & Co.	3.0%
JPMorgan Chase & Co.	3.0%
Citigroup, Inc.	2.3%
Bank of America Corp.	2.3%
American Express Co.	1.9%
Goldman Sachs Group, Inc.	1.8%
U.S. Bancorp	1.8%
American International Group, Inc.	1.8%
Simon Property Group, Inc.	1.5%

Top Ten Total	22.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

66	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-3.31%	-9.87%	-1.60%
Advisor Class Shares	-3.80%	-10.34%	-2.05%
C-Class Shares	-4.27%	-10.72%	-2.53%
C-Class Shares with CDSC†	-5.23%	-10.72%	-2.53%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Financials Index	-1.76%	-13.02%	-3.02%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-3.57%	-10.07%	-3.35%
A-Class Shares with sales charge‡	-8.14%	-10.94%	-3.98%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Financials Index	-1.76%	-13.02%	-5.39%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	March 31, 2012
FINANCIAL SERVICES FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Diversified Banks - 15.6%
Wells Fargo & Co.	22,815	$778,903
U.S. Bancorp	14,345	454,449
Itau Unibanco Holding S.A. ADR	12,337	236,747
Banco Bradesco S.A. ADR	13,314	232,995
ICICI Bank Ltd. ADR	6,359	221,738
Credicorp Ltd.	1,640	216,185
HSBC Holdings plc ADR	4,801	213,116
HDFC Bank Ltd. ADR	6,036	205,828
Toronto-Dominion Bank	2,417	205,324
Barclays plc ADR	13,291	201,359
Bank of Montreal	3,364	199,889
Royal Bank of Canada	3,410	197,951
Banco Santander Brasil S.A. ADR	20,268	185,858
Banco Santander S.A. ADR	23,604	181,043
Comerica, Inc.	4,498	145,555
New York Community Bancorp, Inc.	10,459	145,485

Total Diversified Banks		4,022,425

Property & Casualty Insurance - 9.3%
Berkshire Hathaway, Inc. — Class B*	10,193	827,163
ACE Ltd.	3,932	287,822
Travelers Companies, Inc.	4,773	282,562
Chubb Corp.	3,657	252,735
Allstate Corp.	7,216	237,551
Progressive Corp.	9,558	221,554
XL Group plc — Class A	7,089	153,760
Cincinnati Financial Corp.	3,980	137,350

Total Property & Casualty Insurance		2,400,497

Asset Management & Custody Banks - 8.8%
BlackRock, Inc. — Class A	1,831	375,172
Bank of New York Mellon Corp.	12,999	313,666
Franklin Resources, Inc.	2,444	303,129
State Street Corp.	6,032	274,456
T. Rowe Price Group, Inc.	3,662	239,129
Ameriprise Financial, Inc.	3,662	209,210
Invesco Ltd.	7,657	204,212
Northern Trust Corp.	4,153	197,060
Affiliated Managers Group, Inc.*	1,332	148,931

Total Asset Management & Custody Banks		2,264,965

Other Diversified Financial Services - 7.6%
JPMorgan Chase & Co.	16,933	778,580
Citigroup, Inc.	16,193	591,854
Bank of America Corp.	61,025	584,009

Total Other Diversified Financial Services		1,954,443

Regional Banks - 7.3%
PNC Financial Services Group, Inc.	5,314	342,701
BB&T Corp.	8,729	274,003
SunTrust Banks, Inc.	8,644	208,925
Fifth Third Bancorp	14,694	206,451
M&T Bank Corp.	2,241	194,698
Regions Financial Corp.	27,170	179,050

	SHARES	VALUE
CIT Group, Inc.*	4,009	$165,331
KeyCorp	19,325	164,263
Huntington Bancshares, Inc.	21,283	137,275

Total Regional Banks		1,872,697

Life & Health Insurance - 6.9%
MetLife, Inc.	9,671	361,211
Prudential Financial, Inc.	4,989	316,253
Aflac, Inc.	5,798	266,650
Manulife Financial Corp.	14,498	196,448
Principal Financial Group, Inc.	5,994	176,883
Lincoln National Corp.	6,100	160,796
Unum Group	6,393	156,501
Torchmark Corp.	2,611	130,158

Total Life & Health Insurance		1,764,900

Specialized REITs - 6.8%
Public Storage	2,118	292,644
American Tower Corp. — Class A	4,630	291,783
Ventas, Inc.	4,154	237,193
HCP, Inc.	5,875	231,828
Health Care REIT, Inc.	3,649	200,549
Host Hotels & Resorts, Inc.	12,124	199,076
Plum Creek Timber Company, Inc.	3,645	151,486
Rayonier, Inc.	3,074	135,533

Total Specialized REITs		1,740,092

Investment Banking & Brokerage - 4.9%
Goldman Sachs Group, Inc.	3,761	467,755
Morgan Stanley	18,210	357,644
Charles Schwab Corp.	16,770	240,985
TD Ameritrade Holding Corp.	9,648	190,452

Total Investment Banking & Brokerage		1,256,836

Retail REITs - 4.8%
Simon Property Group, Inc.	2,703	393,773
General Growth Properties, Inc.	13,658	232,049
Macerich Co.	2,832	163,548
Kimco Realty Corp.	8,479	163,306
Federal Realty Investment Trust	1,582	153,122
Realty Income Corp.	3,460	134,006

Total Retail REITs		1,239,804

Consumer Finance - 4.8%
American Express Co.	8,354	483,363
Capital One Financial Corp.	5,974	332,991
Discover Financial Services	7,559	252,017
SLM Corp.	10,282	162,044

Total Consumer Finance		1,230,415

Residential REITs - 3.5%
Equity Residential	4,109	257,305
AvalonBay Communities, Inc.	1,624	229,552
UDR, Inc.	5,408	144,448
Camden Property Trust	2,045	134,459
Essex Property Trust, Inc.	870	131,814

Total Residential REITs		897,578

68	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
FINANCIAL SERVICES FUND

	SHARES	VALUE
Multi-Line Insurance - 3.4%
American International Group, Inc.*	14,680	$452,585
Loews Corp.	5,860	233,638
Hartford Financial Services Group, Inc.	8,291	174,774

Total Multi-Line Insurance		860,997

Specialized Finance - 3.1%
CME Group, Inc. — Class A	859	248,534
IntercontinentalExchange, Inc.*	1,403	192,800
Moody’s Corp.	4,289	180,567
NYSE Euronext	5,371	161,184

Total Specialized Finance		783,085

Diversified Capital Markets - 2.3%
Deutsche Bank AG	4,156	206,927
Credit Suisse Group AG ADR	6,915	197,147
UBS AG*	13,971	195,873

Total Diversified Capital Markets		599,947

Office REITs - 2.1%
Boston Properties, Inc.	2,203	231,292
Digital Realty Trust, Inc.	2,243	165,915
SL Green Realty Corp.	1,954	151,533

Total Office REITs		548,740

Insurance Brokers - 1.9%
Marsh & McLennan Companies, Inc.	7,566	248,089
Aon plc	4,784	234,703

Total Insurance Brokers		482,792

Mortgage REITs - 1.6%
Annaly Capital Management, Inc.	14,360	227,175
American Capital Agency Corp.	5,904	174,404

Total Mortgage REITs		401,579

Industrial REITs - 0.9%
ProLogis, Inc.	6,656	239,749

Diversified REITs - 0.9%
Vornado Realty Trust	2,732	230,034

Forest Products - 0.8%
Weyerhaeuser Co.	9,058	198,551

Real Estate Services - 0.6%
CBRE Group, Inc. — Class A*	7,325	146,207

Multi-Sector Holdings - 0.6%
Leucadia National Corp.	5,435	141,854

Reinsurance - 0.5%
Everest Re Group Ltd.	1,473	136,282

Thrifts & Mortgage Finance - 0.5%
People’s United Financial, Inc.	9,595	127,038

Total Common Stocks (Cost $19,692,096)		25,541,507

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.4%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$109,309	$109,309

Total Repurchase Agreement (Cost $109,309)		109,309

Total Investments - 99.9% (Cost $19,801,405)		$25,650,816

Other Assets & Liabilities, net - 0.1%		13,825

Total Net Assets - 100.0%		$25,664,641

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	69

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $19,692,096)	$25,541,507
Repurchase agreements, at value (cost $109,309)	109,309

Total investments (cost $19,801,405)	25,650,816
Cash	1,009
Receivables:
Securities sold	1,321,506
Dividends	39,434
Fund shares sold	32,373

Total assets	27,045,138

LIABILITIES:
Payable for:
Fund shares redeemed	1,348,109
Management fees	16,188
Transfer agent and administrative fees	4,761
Distribution and service fees	2,310
Portfolio accounting fees	1,904
Miscellaneous	7,225

Total liabilities	1,380,497

NET ASSETS	$25,664,641

NET ASSETS CONSIST OF:
Paid in capital	$28,156,485
Undistributed net investment income	103,876
Accumulated net realized loss on investments	(8,445,131)
Net unrealized appreciation on investments	5,849,411

Net assets	$25,664,641

INVESTOR CLASS:
Net assets	$19,973,043
Capital shares outstanding	254,543
Net asset value per share	$78.47

ADVISOR CLASS:
Net assets	$4,243,150
Capital shares outstanding	57,704
Net asset value per share	$73.53

A-CLASS:
Net assets	$631,803
Capital shares outstanding	8,416
Net asset value per share	$75.07

Maximum offering price per share (Net asset value divided by 95.25%)	$78.81

C-CLASS:
Net assets	$816,645
Capital shares outstanding	11,624
Net asset value per share	$70.26

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $102)	$325,674
Interest	20

Total investment income	325,694

EXPENSES:
Management fees	125,559
Transfer agent and administrative fees	36,929
Distribution and service fees:
Advisor Class	11,734
A-Class	2,826
C-Class	9,180
Portfolio accounting fees	14,772
Custodian fees	4,081
Trustees’ fees*	1,374
Miscellaneous	15,809

Total expenses	222,264

Net investment income	103,430

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,220,034)

Net realized loss	(1,220,034)

Net change in unrealized appreciation (depreciation) on:
Investments	1,814,186

Net change in unrealized appreciation (depreciation)	1,814,186

Net realized and unrealized gain	594,152

Net increase in net assets resulting from operations	$697,582

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$103,430	$5,611
Net realized gain (loss) on investments	(1,220,034)	4,285,469
Net change in unrealized appreciation (depreciation) on investments	1,814,186	(4,675,933)

Net increase (decrease) in net assets resulting from operations	697,582	(384,853)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(4,792)	(64,919)
Advisor Class	(283)	(33,103)
A-Class	(282)	(15,355)
C-Class	(276)	(15,591)

Total distributions to shareholders	(5,633)	(128,968)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	147,870,058	82,605,048
Advisor Class	20,606,160	13,931,559
A-Class	5,182,199	8,082,499
C-Class	13,036,171	35,513,916
Distributions reinvested
Investor Class	4,758	63,278
Advisor Class	279	32,905
A-Class	199	8,992
C-Class	258	14,303
Cost of shares redeemed
Investor Class	(133,582,777)	(103,700,539)
Advisor Class	(20,032,579)	(13,783,069)
A-Class	(6,307,011)	(7,670,882)
C-Class	(13,219,440)	(36,169,022)

Net increase (decrease) from capital share transactions	13,558,275	(21,071,012)

Net increase (decrease) in net assets	14,250,224	(21,584,833)
NET ASSETS:
Beginning of year	11,414,417	32,999,250

End of year	$25,664,641	$11,414,417

Undistributed net investment income at end of year	$103,876	$5,638

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	2,115,046	1,092,006
Advisor Class	329,675	199,648
A-Class	72,286	111,610
C-Class	197,182	522,367
Shares issued from reinvestment of distributions
Investor Class	76	876
Advisor Class	5	483
A-Class	3	130
C-Class	5	218
Shares redeemed
Investor Class	(1,920,753)	(1,383,149)
Advisor Class	(319,490)	(198,704)
A-Class	(86,753)	(108,312)
C-Class	(200,740)	(535,638)

Net increase (decrease) in shares	186,542	(298,465)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	71

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$81.18	$75.23	$44.37	$101.80	$142.50

Income (loss) from investment operations:
Net investment income[a]	.61	.15	.41	1.60	1.70
Net gain (loss) on investments (realized and unrealized)	(3.29)	6.75	31.07	(57.13)	(40.20)

Total from investment operations	(2.68)	6.90	31.48	(55.53)	(38.50)

Less distributions from:
Net investment income	(.03)	(.95)	(.62)	(1.90)	(2.20)

Total distributions	(.03)	(.95)	(.62)	(1.90)	(2.20)

Net asset value, end of period	$78.47	$81.18	$75.23	$44.37	$101.80

Total Return[b]	(3.31%)	9.33%	71.12%	(54.76%)	(27.26%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,973	$4,885	$26,364	$13,257	$4,640

Ratios to average net assets:
Net investment income	0.86%	0.19%	0.64%	2.16%	1.25%
Total expenses	1.34%	1.39%	1.38%	1.37%	1.38%

Portfolio turnover rate	970%	601%	447%	755%	913%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$76.47	$71.29	$42.28	$97.80	$137.60

Income (loss) from investment operations:
Net investment income (loss)[a]	.26	(.14)	.12	1.30	.90
Net gain (loss) on investments (realized and unrealized)	(3.17)	6.27	29.51	(54.92)	(38.50)

Total from investment operations	(2.91)	6.13	29.63	(53.62)	(37.60)

Less distributions from:
Net investment income	(.03)	(.95)	(.62)	(1.90)	(2.20)

Total distributions	(.03)	(.95)	(.62)	(1.90)	(2.20)

Net asset value, end of period	$73.53	$76.47	$71.29	$42.28	$97.80

Total Return[b]	(3.80%)	8.76%	70.26%	(55.06%)	(27.58%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,243	$3,634	$3,285	$2,710	$1,957

Ratios to average net assets:
Net investment income (loss)	0.37%	(0.20%)	0.21%	1.83%	0.70%
Total expenses	1.85%	1.89%	1.88%	1.88%	1.89%

Portfolio turnover rate	970%	601%	447%	755%	913%

72	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$77.87	$72.38	$42.80	$98.60	$138.20

Income (loss) from investment operations:
Net investment income (loss)[a]	.45	(.01)	.30	1.30	1.60
Net gain (loss) on investments (realized and unrealized)	(3.22)	6.45	29.90	(55.20)	(39.00)

Total from investment operations	(2.77)	6.44	30.20	(53.90)	(37.40)

Less distributions from:
Net investment income	(.03)	(.95)	(.62)	(1.90)	(2.20)

Total distributions	(.03)	(.95)	(.62)	(1.90)	(2.20)

Net asset value, end of period	$75.07	$77.87	$72.38	$42.80	$98.60

Total Return[b]	(3.57%)	9.06%	70.74%	(54.92%)	(27.32%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$632	$1,782	$1,408	$2,683	$1,367

Ratios to average net assets:
Net investment income (loss)	0.64%	(0.01%)	0.50%	1.97%	1.42%
Total expenses	1.61%	1.64%	1.63%	1.62%	1.59%

Portfolio turnover rate	970%	601%	447%	755%	913%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010[c]	Year Ended March 31, 2009[c]	Year Ended March 31, 2008[c]
Per Share Data
Net asset value, beginning of period	$73.42	$68.79	$41.01	$95.10	$134.60

Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.49)	(.24)	.80	.50
Net gain (loss) on investments (realized and unrealized)	(3.01)	6.07	28.64	(52.99)	(37.80)

Total from investment operations	(3.13)	5.58	28.40	(52.19)	(37.30)

Less distributions from:
Net investment income	(.03)	(.95)	(.62)	(1.90)	(2.20)

Total distributions	(.03)	(.95)	(.62)	(1.90)	(2.20)

Net asset value, end of period	$70.26	$73.42	$68.79	$41.01	$95.10

Total Return[b]	(4.27%)	8.28%	69.44%	(55.16%)	(27.98%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$817	$1,114	$1,942	$1,407	$2,847

Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.72%)	(0.40%)	1.13%	0.45%
Total expenses	2.36%	2.39%	2.38%	2.38%	2.37%

Portfolio turnover rate	970%	601%	447%	755%	913%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Per share amounts for the period March 31, 2007–April 19, 2009 have been restated to reflect a 1:10 reverse stock split effective April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Judicial action continued to be a factor in performance of the health care sector, as The Supreme Court began its review of the 2010 health care law during the period, adding uncertainty to sector performance. As a traditionally defensive sector, health care has benefited from concern over the strength of the U.S. and global recovery. It is also being supported by stabilizing profitability and accelerated spending, as well as solid balance sheets that are helping drive the level of mergers and acquisitions. The big pharmaceutical companies are dealing with a number of patent expirations for blockbuster drugs, which could affect valuations.

For the one-year period ended March 31, 2012, Health Care Fund Investor Class returned 9.86%, compared with a 16.41% for the S&P 500® Health Care Index*.

The biggest positive contributors to Fund performance were pharmaceuticals and biotechnology companies. Health care providers & services was the other large contributor. Only the lightly weighted life sciences tools segment detracted from return.

The year’s top-performing holdings included Regeneron Pharmaceuticals, Inc., Biogen Idec, Inc. and Pharmasset. Hospira, Inc., Dendreon Corp. and Human Genome Sciences, Inc. were among the Fund’s weakest performers for the period.

*S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
Advisor Class	May 11, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	4.1%
Pfizer, Inc.	4.1%
Merck & Company, Inc.	3.3%
Abbott Laboratories	3.0%
UnitedHealth Group, Inc.	2.5%
Bristol-Myers Squibb Co.	2.3%
Amgen, Inc.	2.3%
Eli Lilly & Co.	2.1%
Teva Pharmaceutical Industries Ltd. ADR	2.0%
Medtronic, Inc.	1.9%

Top Ten Total	27.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

74	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	9.86%	4.28%	5.19%
Advisor Class Shares	9.41%	3.78%	4.69%
C-Class Shares	8.77%	3.29%	4.14%
C-Class Shares with CDSC†	7.77%	3.29%	4.14%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Health Care Index	16.41%	4.39%	3.17%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	9.63%	4.04%	5.82%
A-Class Shares with sales charge‡	4.44%	3.03%	5.14%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Health Care Index	16.41%	4.39%	5.33%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	75

SCHEDULE OF INVESTMENTS	March 31, 2012

HEALTH CARE FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Pharmaceuticals - 35.2%
Johnson & Johnson	31,086	$2,050,432
Pfizer, Inc.	89,154	2,020,229
Merck & Company, Inc.	42,950	1,649,279
Abbott Laboratories	24,395	1,495,169
Bristol-Myers Squibb Co.	34,166	1,153,102
Eli Lilly & Co.	25,732	1,036,228
Teva Pharmaceutical Industries Ltd. ADR	22,427	1,010,561
Allergan, Inc.	8,758	835,776
Mylan, Inc.*	20,746	486,494
Perrigo Co.	4,690	484,524
Watson Pharmaceuticals, Inc.*	7,175	481,156
Forest Laboratories, Inc.*	13,667	474,108
Novartis AG ADR	8,119	449,874
Valeant Pharmaceuticals International, Inc.*	8,286	444,875
GlaxoSmithKline plc ADR	9,484	425,926
Sanofi ADR	10,390	402,613
Hospira, Inc.*	10,173	380,368
AstraZeneca plc ADR	8,118	361,170
Elan Corp. plc ADR*	23,860	358,139
Endo Pharmaceuticals Holdings, Inc.*	8,720	337,726
Warner Chilcott plc — Class A*	18,600	312,666
Shire plc ADR	3,280	310,780
Salix Pharmaceuticals Ltd.*	5,157	270,743
Jazz Pharmaceuticals plc*	5,400	261,738

Total Pharmaceuticals		17,493,676

Health Care Equipment - 17.3%
Medtronic, Inc.	24,512	960,626
Baxter International, Inc.	14,857	888,151
Covidien plc	14,490	792,313
Intuitive Surgical, Inc.*	1,311	710,234
Stryker Corp.	12,783	709,201
Becton Dickinson and Co.	7,996	620,889
St. Jude Medical, Inc.	13,223	585,911
Zimmer Holdings, Inc.	8,088	519,897
CR Bard, Inc.	4,612	455,297
Boston Scientific Corp.*	74,175	443,567
Edwards Lifesciences Corp.*	5,910	429,834
Varian Medical Systems, Inc.*	5,925	408,588
CareFusion Corp.*	14,394	373,236
Hologic, Inc.*	16,870	363,549
ResMed, Inc.*	10,308	318,620

Total Health Care Equipment		8,579,913

Biotechnology - 13.0%
Amgen, Inc.	16,638	1,131,217
Gilead Sciences, Inc.*	19,185	937,187
Celgene Corp.*	11,695	906,596
Biogen Idec, Inc.*	6,866	864,910
Alexion Pharmaceuticals, Inc.*	6,952	645,563
Regeneron Pharmaceuticals, Inc.*	4,111	479,425
Vertex Pharmaceuticals, Inc.*	11,011	451,561
BioMarin Pharmaceutical, Inc.*	8,890	304,483
Medivation, Inc.*	3,450	257,784
Cubist Pharmaceuticals, Inc.*	5,640	243,930
United Therapeutics Corp.*	5,130	241,777

Total Biotechnology		6,464,433

	SHARES	VALUE
Managed Health Care - 10.2%
UnitedHealth Group, Inc.	20,932	$1,233,732
WellPoint, Inc.	10,836	799,697
Aetna, Inc.	13,302	667,228
Humana, Inc.	6,722	621,651
Cigna Corp.	12,031	592,527
Coventry Health Care, Inc.	9,926	353,068
Health Net, Inc.*	7,100	282,012
WellCare Health Plans, Inc.*	3,860	277,457
AMERIGROUP Corp.*	4,030	271,138

Total Managed Health Care		5,098,510

Health Care Services - 7.2%
Medco Health Solutions, Inc.*	11,501	808,520
Express Scripts Holding Co.	14,663	794,441
Quest Diagnostics, Inc.	7,894	482,718
Laboratory Corporation of America Holdings*	5,046	461,911
DaVita, Inc.*	5,009	451,662
Omnicare, Inc.	8,879	315,826
HMS Holdings Corp.*	8,100	252,801

Total Health Care Services		3,567,879

Life Sciences Tools & Services - 7.0%
Thermo Fisher Scientific, Inc.	12,249	690,598
Agilent Technologies, Inc.	13,454	598,838
Life Technologies Corp.*	9,512	464,376
Waters Corp.*	4,778	442,729
Illumina, Inc.*	7,494	394,259
Mettler-Toledo International, Inc.*	1,990	367,653
PerkinElmer, Inc.	9,901	273,862
Covance, Inc.*	5,422	258,250

Total Life Sciences Tools & Services		3,490,565

Health Care Distributors - 5.1%
McKesson Corp.	8,146	714,974
Cardinal Health, Inc.	14,119	608,670
AmerisourceBergen Corp.	12,466	494,651
Henry Schein, Inc.*	5,264	398,380
Patterson Companies, Inc.	9,010	300,934

Total Health Care Distributors		2,517,609

Health Care Technology - 1.6%
Cerner Corp.*	7,238	551,246
Allscripts Healthcare Solutions, Inc.*	15,775	261,865

Total Health Care Technology		813,111

Health Care Facilities - 1.6%
HCA Holdings, Inc.	20,080	496,780
Universal Health Services, Inc. — Class B	7,252	303,931

Total Health Care Facilities		800,711

Health Care Supplies - 1.3%
DENTSPLY International, Inc.	9,233	370,520
Cooper Companies, Inc.	3,569	291,623

Total Health Care Supplies		662,143

Total Common Stocks (Cost $37,133,228)		49,488,550

76	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012

HEALTH CARE FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$253,686	$253,686

Total Repurchase Agreement (Cost $253,686)		253,686

Total Investments -100.0% (Cost $37,386,914)		$49,742,236

Other Assets & Liabilities, net - 0.0%		(203)

Total Net Assets - 100.0%		$49,742,033

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	77

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $37,133,228)	$49,488,550
Repurchase agreements, at value (cost $253,686)	253,686

Total investments (cost $37,386,914)	49,742,236
Receivables:
Fund shares sold	2,336,541
Securities sold	345,117
Dividends	64,644
Foreign taxes reclaim	1,311

Total assets	52,489,849

LIABILITIES:
Payable for:
Fund shares redeemed	2,672,544
Management fees	34,742
Transfer agent and administrative fees	10,218
Distribution and service fees	5,359
Portfolio accounting fees	4,087
Miscellaneous	20,866

Total liabilities	2,747,816

NET ASSETS	$49,742,033

NET ASSETS CONSIST OF:
Paid in capital	$47,958,602
Undistributed net investment income	—
Accumulated net realized loss on investments	(10,571,891)
Net unrealized appreciation on investments	12,355,322

Net assets	$49,742,033

INVESTOR CLASS:
Net assets	$39,035,502
Capital shares outstanding	2,072,784
Net asset value per share	$18.83

ADVISOR CLASS:
Net assets	$4,274,665
Capital shares outstanding	243,624
Net asset value per share	$17.55

A-CLASS:
Net assets	$2,963,775
Capital shares outstanding	165,881
Net asset value per share	$17.87

Maximum offering price per share (Net asset value divided by 95.25%)	$18.76

C-CLASS:
Net assets	$3,468,091
Capital shares outstanding	205,690
Net asset value per share	$16.86

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$635,042
Interest	34

Total investment income	635,076

EXPENSES:
Management fees	376,343
Transfer agent and administrative fees	110,689
Distribution and service fees:
Advisor Class	27,568
A-Class	5,900
C-Class	36,235
Portfolio accounting fees	44,275
Custodian fees	12,575
Trustees’ fees*	3,428
Miscellaneous	51,544

Total expenses	668,557

Net investment loss	(33,481)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,733,212)

Net realized loss	(2,733,212)

Net change in unrealized appreciation (depreciation) on:
Investments	4,434,547

Net change in unrealized appreciation (depreciation)	4,434,547

Net realized and unrealized gain	1,701,335

Net increase in net assets resulting from operations	$1,667,854

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(33,481)	$(58,998)
Net realized gain (loss) on investments	(2,733,212)	14,717,139
Net change in unrealized appreciation (depreciation) on investments	4,434,547	(15,485,060)

Net increase (decrease) in net assets resulting from operations	1,667,854	(826,919)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	326,325,036	199,840,233
Advisor Class	30,857,462	29,192,400
A-Class	7,626,282	2,774,503
C-Class	55,798,360	104,802,117
Cost of shares redeemed
Investor Class	(308,122,674)	(375,189,188)
Advisor Class	(29,208,278)	(30,446,417)
A-Class	(5,704,682)	(7,868,260)
C-Class	(56,286,961)	(109,133,717)

Net increase (decrease) from capital share transactions	21,284,545	(186,028,329)

Net increase (decrease) in net assets	22,952,399	(186,855,248)

NET ASSETS:
Beginning of year	26,789,634	213,644,882

End of year	$49,742,033	$26,789,634

Undistributed net investment income	$—	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	18,620,010	12,963,598
Advisor Class	1,915,231	2,051,470
A-Class	466,763	186,925
C-Class	3,613,148	7,534,727
Shares redeemed
Investor Class	(17,686,638)	(24,208,012)
Advisor Class	(1,810,557)	(2,143,572)
A-Class	(371,821)	(528,117)
C-Class	(3,657,187)	(7,868,157)

Net increase (decrease) in shares	1,088,949	(12,011,138)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	79

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$17.14	$15.80	$11.20	$14.28	$15.28

Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.02)	(.01)	.07	(.02)
Net gain (loss) on investments (realized and unrealized)	1.68	1.36	4.62	(3.15)	(.98)

Total from investment operations	1.69	1.34	4.61	(3.08)	(1.00)

Less distributions from:
Net investment income	—	—	(.01)	—	—

Total distributions	—	—	(.01)	—	—

Net asset value, end of period	$18.83	$17.14	$15.80	$11.20	$14.28

Total Return[b]	9.86%	8.48%	41.17%	(21.57%)	(6.54%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,036	$19,534	$195,616	$13,920	$22,062

Ratios to average net assets:
Net investment income (loss)	0.08%	(0.10%)	(0.04%)	0.48%	(0.13%)
Total expenses	1.36%	1.38%	1.37%	1.36%	1.37%

Portfolio turnover rate	582%	619%	241%	745%	444%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$16.04	$14.85	$10.58	$13.57	$14.59

Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.05)	(.04)	.01	(.09)
Net gain (loss) on investments (realized and unrealized)	1.58	1.24	4.32	(3.00)	(.93)

Total from investment operations	1.51	1.19	4.28	(2.99)	(1.02)

Less distributions from:
Net investment income	—	—	(.01)	—	—

Total distributions	—	—	(.01)	—	—

Net asset value, end of period	$17.55	$16.04	$14.85	$10.58	$13.57

Total Return[b]	9.41%	8.01%	40.46%	(22.03%)	(6.99%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,275	$2,229	$3,432	$6,353	$13,099

Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.36%)	(0.33%)	0.04%	(0.60%)
Total expenses	1.85%	1.88%	1.88%	1.93%	1.86%

Portfolio turnover rate	582%	619%	241%	745%	444%

80	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$16.30	$15.05	$10.69	$13.68	$14.67

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.02)	(.03)	.02	(.06)
Net gain (loss) on investments (realized and unrealized)	1.59	1.27	4.40	(3.01)	(.93)

Total from investment operations	1.57	1.25	4.37	(2.99)	(.99)

Less distributions from:
Net investment income	—	—	(.01)	—	—

Total distributions	—	—	(.01)	—	—

Net asset value, end of period	$17.87	$16.30	$15.05	$10.69	$13.68

Total Return[b]	9.63%	8.31%	40.88%	(21.86%)	(6.75%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,964	$1,156	$6,204	$997	$730

Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.14%)	(0.25%)	0.15%	(0.36%)
Total expenses	1.60%	1.63%	1.62%	1.63%	1.61%

Portfolio turnover rate	582%	619%	241%	745%	444%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$15.50	$14.39	$10.30	$13.28	$14.35

Income (loss) from investment operations:
Net investment loss[a]	(.14)	(.11)	(.11)	(.08)	(.16)
Net gain (loss) on investments (realized and unrealized)	1.50	1.22	4.21	(2.90)	(.91)

Total from investment operations	1.36	1.11	4.10	(2.98)	(1.07)

Less distributions from:
Net investment income	—	—	(.01)	—	—

Total distributions	—	—	(.01)	—	—

Net asset value, end of period	$16.86	$15.50	$14.39	$10.30	$13.28

Total Return[b]	8.77%	7.71%	39.81%	(22.44%)	(7.46%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,468	$3,870	$8,393	$5,101	$5,677

Ratios to average net assets:
Net investment loss	(0.91%)	(0.76%)	(0.91%)	(0.65%)	(1.12%)
Total expenses	2.36%	2.38%	2.38%	2.38%	2.37%

Portfolio turnover rate	582%	619%	241%	745%	444%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

The Commerce Department says $62 billion of retail sales were conducted online in the fourth quarter of 2011, a 16% rise over the prior year, and representing about 5.5% of all retail spending over the holiday period. The software segment and the internet & catalog retail segment were the largest contributors to return. Internet software and Internet software & services and communications equipment were the largest detractors from return.

For the one-year period ended March 31, 2012, Internet Fund Investor Class returned -0.73%, compared with 20.21% for the S&P 500® Information Technology Index*.

Cisco Systems, Inc., QUALCOMM, Inc. and priceline.com, Inc. were among the stocks which added the most to Fund performance for the year, while Sina Corp., Juniper Networks, Inc. and Research in Motion Ltd. were among the stocks which added the least to Fund performance for the year.

*S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
Advisor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class A	8.5%
QUALCOMM, Inc.	6.3%
Cisco Systems, Inc.	6.3%
Amazon.com, Inc.	5.7%
Baidu, Inc. ADR	4.3%
eBay, Inc.	4.0%
Time Warner, Inc.	3.6%
Priceline.com, Inc.	3.5%
Broadcom Corp. — Class A	2.7%
Intuit, Inc.	2.5%

Top Ten Total	47.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

82	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-0.73%	5.27%	5.69%
Advisor Class Shares	-1.24%	4.73%	5.16%
C-Class Shares	-1.69%	4.22%	4.65%
C-Class Shares with CDSC†	-2.67%	4.22%	4.65%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Information Technology Index	20.21%	8.15%	5.06%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-1.00%	4.99%	6.91%
A-Class Shares with sales charge‡	-5.70%	3.97%	6.23%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Information Technology Index	20.21%	8.15%	8.65%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS	March 31, 2012
INTERNET FUND

	SHARES	VALUE
COMMON STOCKS† - 99.3%
Internet Software & Services - 45.1%
Google, Inc. — Class A*	1,109	$711,135
Baidu, Inc. ADR*	2,456	358,011
eBay, Inc.*	9,088	335,256
Yahoo!, Inc.*	13,581	206,703
LinkedIn Corp. — Class A*	1,585	161,654
Yandex N.V. — Class A*	5,650	151,816
Equinix, Inc.*	884	139,186
Netease.com ADR*	2,350	136,535
Rackspace Hosting, Inc.*	2,345	135,518
Akamai Technologies, Inc.*	3,393	124,523
VeriSign, Inc.	3,169	121,499
MercadoLibre, Inc.	1,037	101,408
IAC/InterActiveCorp.	1,985	97,444
Sina Corp.*	1,474	95,810
Open Text Corp.*	1,535	93,865
Qihoo 360 Technology Co. Ltd. ADR*	3,520	86,064
Renren, Inc. ADR*	13,510	74,575
Youku, Inc. ADR*	3,200	70,368
Sohu.com, Inc.*	1,232	67,969
AOL, Inc.*	3,539	67,135
ValueClick, Inc.*	3,103	61,253
WebMD Health Corp. — Class A*	2,312	59,141
VistaPrint N.V.*	1,493	57,704
Liquidity Services, Inc.*	1,260	56,448
j2 Global, Inc.	1,953	56,012
Monster Worldwide, Inc.*	5,606	54,659
Ancestry.com, Inc.*	2,169	49,323
OpenTable, Inc.*	1,178	47,674

Total Internet Software & Services		3,778,688

Communications Equipment - 19.1%
QUALCOMM, Inc.	7,811	531,304
Cisco Systems, Inc.	25,091	530,675
Juniper Networks, Inc.*	7,733	176,931
F5 Networks, Inc.*	1,215	163,976
Research In Motion Ltd.*	9,449	138,995
Ciena Corp.*	3,862	62,526

Total Communications Equipment		1,604,407

Internet Retail - 16.0%
Amazon.com, Inc.*	2,346	475,087
Priceline.com, Inc.*	409	293,457
Groupon, Inc. — Class A*	9,970	183,249
Netflix, Inc.*	1,073	123,438
TripAdvisor, Inc.*	3,059	109,115
Expedia, Inc.	3,079	102,962
Shutterfly, Inc.*	1,603	50,222

Total Internet Retail		1,337,530

	SHARES	VALUE
Systems Software - 8.0%
Symantec Corp.*	9,791	$183,091
Red Hat, Inc.*	3,028	181,347
Check Point Software Technologies Ltd.*	2,830	180,667
BMC Software, Inc.*	3,204	128,673

Total Systems Software		673,778

Application Software - 3.8%
Intuit, Inc.	3,438	206,726
TIBCO Software, Inc.*	3,629	110,685

Total Application Software		317,411

Movies & Entertainment - 3.6%
Time Warner, Inc.	8,086	305,247

Semiconductors - 2.7%
Broadcom Corp. — Class A*	5,845	229,709

Investment Banking & Brokerage - 1.0%
E*Trade Financial Corp.*	7,825	85,684

Total Common Stocks (Cost $4,537,292)		8,332,454

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$51,710	51,710

Total Repurchase Agreement (Cost $51,710)		51,710

Total Investments - 99.9% (Cost $4,589,002)		$8,384,164

Other Assets & Liabilities, net - 0.1%		11,304

Total Net Assets - 100.0%		$8,395,468

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

84	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $4,537,292)	$8,332,454
Repurchase agreements, at value (cost $51,710)	51,710

Total investments (cost $4,589,002)	8,384,164
Receivables:
Fund shares sold	129,003
Dividends	112

Total assets	8,513,279

LIABILITIES:
Payable for:
Fund shares redeemed	99,927
Management fees	5,465
Transfer agent and administrative fees	1,607
Distribution and service fees	1,091
Portfolio accounting fees	643
Miscellaneous	9,078

Total liabilities	117,811

NET ASSETS	$8,395,468

NET ASSETS CONSIST OF:
Paid in capital	$6,072,579
Accumulated net investment loss	(52,998)
Accumulated net realized gain on investments	(1,419,275)
Net unrealized appreciation on investments	3,795,162

Net assets	$8,395,468

INVESTOR CLASS:
Net assets	$6,205,596
Capital shares outstanding	119,568
Net asset value per share	$51.90

ADVISOR CLASS:
Net assets	$718,718
Capital shares outstanding	14,756
Net asset value per share	$48.71

A-CLASS:
Net assets	$828,095
Capital shares outstanding	16,685
Net asset value per share	$49.63

Maximum offering price per share (Net asset value divided by 95.25%)	$52.10

C-CLASS:
Net assets	$643,059
Capital shares outstanding	13,830
Net asset value per share	$46.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $115)	$42,260
Interest	21

Total investment income	42,281

EXPENSES:
Management fees	120,432
Transfer agent and administrative fees	35,421
Distribution and service fees:
Advisor Class	6,343
A-Class	2,253
C-Class	9,514
Portfolio accounting fees	14,169
Registration fees	24,093
Pricing service expense	12,667
Trustees’ fees*	4,576
Custodian fees	3,596
Miscellaneous	(22,222)

Total expenses	210,842

Net investment loss	(168,561)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,682,105

Net realized gain	3,682,105

Net change in unrealized appreciation (depreciation) on:
Investments	(7,435,883)

Net change in unrealized appreciation (depreciation)	(7,435,883)

Net realized and unrealized loss	(3,753,778)

Net decrease in net assets resulting from operations	$(3,922,339)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	85

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(168,561)	$(697,413)
Net realized gain on investments	3,682,105	26,981,612)
Net change in unrealized appreciation (depreciation) on investments	(7,435,883)	1,549,620

Net increase (decrease) in net assets resulting from operations	(3,922,339)	27,833,819

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	46,931,498	236,370,905
Advisor Class	3,247,918	21,569,818
A-Class	3,283,366	3,274,554
C-Class	25,638,180	51,664,283
Cost of shares redeemed
Investor Class	(58,111,981)	(264,624,471)
Advisor Class	(4,394,039)	(23,765,932)
A-Class	(3,259,688)	(5,523,556)
C-Class	(26,601,531)	(51,093,192)

Net decrease from capital share transactions	(13,266,277)	(32,127,591)

Net decrease in net assets	(17,188,616)	(4,293,772)
NET ASSETS:
Beginning of year	25,584,084	29,877,856

End of year	$8,395,468	$25,584,084

Accumulated net investment loss at end of year	$(52,998)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	952,258	5,219,504
Advisor Class	71,309	490,716
A-Class	69,108	74,437
C-Class	593,808	1,264,666
Shares redeemed
Investor Class	(1,226,540)	(5,350,861)
Advisor Class	(99,635)	(546,388)
A-Class	(74,379)	(126,995)
C-Class	(617,390)	(1,254,939)

Net decrease in shares	(331,461)	(229,860)

86	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$52.28	$41.74	$26.58	$38.55	$41.11

Income (loss) from investment operations:
Net investment income (loss)[a]	(.51)	(.34)	(.38)	(.29)	.46
Net gain (loss) on investments (realized and unrealized)	.13	10.88	15.54	(11.23)	(2.87)

Total from investment operations	(.38)	10.54	15.16	(11.52)	(2.41)

Less distributions from:
Net investment income	—	—	—	(.45)	(.15)

Total distributions	—	—	—	(.45)	(.15)

Net asset value, end of period	$51.90	$52.28	$41.74	$26.58	$38.55

Total Return[b]	(0.73%)	25.25%	57.04%	(29.63%)	(5.92%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,206	$20,589	$21,924	$61,745	$4,365

Ratios to average net assets:
Net investment income (loss)	(1.05%)	(0.69%)	(1.12%)	(1.01%)	1.00%
Total expenses	1.36%	1.39%	1.37%	1.35%	1.38%

Portfolio turnover rate	380%	291%	443%	550%	870%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$49.31	$39.57	$25.32	$36.95	$39.61

Income (loss) from investment operations:
Net investment loss[a]	(.71)	(.59)	(.58)	(.41)	(.09)
Net gain (loss) on investments (realized and unrealized)	.11	10.33	14.83	(10.77)	(2.42)

Total from investment operations	(.60)	9.74	14.25	(11.18)	(2.51)

Less distributions from:
Net investment income	—	—	—	(.45)	(.15)

Total distributions	—	—	—	(.45)	(.15)

Net asset value, end of period	$48.71	$49.31	$39.57	$25.32	$36.95

Total Return[b]	(1.24%)	24.61%	56.28%	(29.99%)	(6.40%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$719	$2,124	$3,908	$3,604	$1,364

Ratios to average net assets:
Net investment loss	(1.58%)	(1.32%)	(1.74%)	(1.43%)	(0.21%)
Total expenses	1.86%	1.89%	1.88%	1.87%	1.88%

Portfolio turnover rate	380%	291%	443%	550%	870%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	87

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$50.13	$40.12	$25.62	$37.29	$39.87

Income (loss) from investment operations:
Net investment loss[a]	(.64)	(.46)	(.50)	(.33)	(.19)
Net gain (loss) on investments (realized and unrealized)	.14	10.47	15.00	(10.89)	(2.24)

Total from investment operations	(.50)	10.01	14.50	(11.22)	(2.43)

Less distributions from:
Net investment income	—	—	—	(.45)	(.15)

Total distributions	—	—	—	(.45)	(.15)

Net asset value, end of period	$49.63	$50.13	$40.12	$25.62	$37.29

Total Return[b]	(1.00%)	24.95%	56.60%	(29.82%)	(6.16%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$828	$1,101	$2,989	$91	$116

Ratios to average net assets:
Net investment loss	(1.39%)	(1.01%)	(1.44%)	(1.07%)	(0.44%)
Total expenses	1.61%	1.64%	1.63%	1.62%	1.63%

Portfolio turnover rate	380%	291%	443%	550%	870%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009[d]	Year Ended March 31, 2008[d]
Per Share Data
Net asset value, beginning of period	$47.30	$38.17	$24.56	$36.01	$38.79

Income (loss) from investment operations:
Net investment loss[a]	(.94)	(.83)	(.66)	(.59)	(.38)
Net gain (loss) on investments (realized and unrealized)	.14	9.96	14.27	(10.41)	(2.25)

Total from investment operations	(.80)	9.13	13.61	(11.00)	(2.63)

Less distributions from:
Net investment income	—	—	—	(.45)	(.15)

Total distributions	—	—	—	(.45)	(.15)

Net asset value, end of period	$46.50	$47.30	$38.17	$24.56	$36.01

Total Return[b]	(1.69%)	23.92%	55.42%	(30.28%)	(6.84%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$643	$1,770	$1,057	$602	$1,608

Ratios to average net assets:
Net investment loss	(2.17%)	(1.92%)	(2.00%)	(1.95%)	(0.89%)
Total expenses	2.36%	2.39%	2.38%	2.38%	2.37%

Portfolio turnover rate	380%	291%	443%	550%	870%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

88	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

The sector performed well based on U.S. retail spending that is increasing, reflecting positive, yet slow, economic growth, and consumer confidence survey results that are at their highest level in a year. An accommodative Federal Reserve and views that gasoline prices are reaching a cyclical peak have also been driving consumer spending, but sustained job growth may be needed for it to climb higher.

For the one-year period ended March 31, 2012, Leisure Fund Investor Class returned 10.27%, compared with 17.53% for the S&P 500® Consumer Discretionary Index*.

Within the sector, the hotels, restaurants & leisure segment, which made up 38% of the portfolio, contributed about half of the Fund’s return for the year, while media holdings were the next-largest contributor. The lightly weighted automobiles and software segments were the weakest contributors to performance, while the electronic equipment instruments segment detracted from performance.

Among the stocks that contributed the most to the Fund’s annual performance were McDonald’s Corp., Philip Morris International, Inc. and Starbucks Corp. Royal Caribbean Cruises Ltd., Cablevision Systems Corp. and Ctrip.com International Ltd. ADR were among the Fund’s weakest holdings for the period.

*S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies whose businesses are dominated by one of the following activities: The manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	June 3, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	5.1%
McDonald’s Corp.	4.1%
Comcast Corp. — Class A	3.7%
Walt Disney Co.	3.6%
Altria Group, Inc.	3.3%
News Corp. — Class A	2.9%
Starbucks Corp.	2.7%
Las Vegas Sands Corp.	2.7%
Time Warner, Inc.	2.5%
DIRECTV — Class A	2.4%

Top Ten Total	33.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

90	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	10.27%	0.59%	4.41%
Advisor Class Shares	9.72%	0.11%	3.93%
C-Class Shares	9.19%	-0.42%	3.37%
C-Class Shares with CDSC†	8.19%	-0.42%	3.37%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Consumer Discretionary Index	17.53%	5.24%	5.14%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	9.95%	0.34%	4.73%
A-Class Shares with sales charge‡	4.74%	-0.63%	4.06%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Consumer Discretionary Index	17.53%	5.24%	6.94%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS	March 31, 2012
LEISURE FUND

	SHARES	VALUE
COMMON STOCKS† - 101.2%
Restaurants - 15.9%
McDonald’s Corp.	6,599	$647,361
Starbucks Corp.	7,638	426,888
Yum! Brands, Inc.	5,221	371,631
Chipotle Mexican Grill, Inc. — Class A*	559	233,662
Darden Restaurants, Inc.	3,183	162,842
Panera Bread Co. — Class A*	878	141,288
Dunkin’ Brands Group, Inc.	4,010	120,741
Brinker International, Inc.	3,360	92,568
Wendy’s Co.	17,968	90,020
Domino’s Pizza, Inc.	2,451	88,971
Buffalo Wild Wings, Inc.*	937	84,977
Cheesecake Factory, Inc.*	2,704	79,471

Total Restaurants		2,540,420

Cable & Satellite - 14.1%
Comcast Corp. — Class A	19,463	584,084
DIRECTV — Class A*	7,702	380,016
Time Warner Cable, Inc.	4,052	330,238
DISH Network Corp. — Class A	7,746	255,076
Liberty Global, Inc. — Class A*	4,697	235,226
Virgin Media, Inc.	6,918	172,812
Charter Communications, Inc. — Class A*	2,580	163,701
Cablevision Systems Corp. — Class A	8,938	131,210

Total Cable & Satellite		2,252,363

Movies & Entertainment - 12.8%
Walt Disney Co.	13,174	576,759
News Corp. — Class A	23,134	455,508
Time Warner, Inc.	10,692	403,623
Viacom, Inc. — Class B	6,938	329,277
Cinemark Holdings, Inc.	4,656	102,199
Regal Entertainment Group — Class A	6,828	92,861
DreamWorks Animation SKG, Inc. — Class A*	4,321	79,722

Total Movies & Entertainment		2,039,949

Tobacco - 12.1%
Philip Morris International, Inc.	9,126	808,655
Altria Group, Inc.	16,859	520,437
Reynolds American, Inc.	7,655	317,223
Lorillard, Inc.	2,054	265,952

Total Tobacco		1,912,267

Casinos & Gaming - 8.2%
Las Vegas Sands Corp.	7,317	421,239
Wynn Resorts Ltd.	1,811	226,158
MGM Resorts International*	11,940	162,623
International Game Technology	8,688	145,872
Melco Crown Entertainment Ltd. ADR*	9,756	132,779
Penn National Gaming, Inc.*	2,693	115,745
Bally Technologies, Inc.*	1,977	92,425

Total Casinos & Gaming		1,296,841

Hotels, Resorts & Cruise Lines - 7.7%
Carnival Corp.	10,224	327,986
Marriott International, Inc. — Class A	6,103	230,999

	SHARES	VALUE
Starwood Hotels & Resorts Worldwide, Inc.	3,806	$214,696
Wyndham Worldwide Corp.	3,685	171,389
Royal Caribbean Cruises Ltd.	5,472	161,041
Ctrip.com International Ltd. ADR*	5,065	109,607

Total Hotels, Resorts & Cruise Lines		1,215,718

Broadcasting - 7.5%
CBS Corp. — Class B	9,235	313,158
Discovery Communications, Inc. — Class A*	5,340	270,204
Liberty Media Corp.—Liberty Capital — Class A*	2,437	214,822
Scripps Networks Interactive, Inc. — Class A	3,750	182,588
Grupo Televisa SAB ADR	5,730	120,788
Pandora Media, Inc.*	8,090	82,599

Total Broadcasting		1,184,159

Publishing - 4.8%
Thomson Reuters Corp.	10,844	313,391
McGraw-Hill Companies, Inc.	4,948	239,830
Gannett Company, Inc.	8,016	122,885
Meredith Corp.	2,391	77,612

Total Publishing		753,718

Distillers & Vintners - 4.3%
Brown-Forman Corp. — Class B	2,699	225,069
Beam, Inc.	3,394	198,787
Constellation Brands, Inc. — Class A*	6,079	143,404
Diageo plc ADR	1,260	121,590

Total Distillers & Vintners		688,850

Leisure Products - 3.8%
Mattel, Inc.	6,499	218,756
Polaris Industries, Inc.	2,045	147,547
Hasbro, Inc.	3,852	141,445
Brunswick Corp.	3,814	98,211

Total Leisure Products		605,959

Home Entertainment Software - 3.6%
Electronic Arts, Inc.*	14,590	240,443
Activision Blizzard, Inc.	17,001	217,953
Take-Two Interactive Software, Inc.*	6,979	107,372

Total Home Entertainment Software		565,768

Brewers - 3.2%
Molson Coors Brewing Co. — Class B	4,214	190,684
Cia de Bebidas das Americas ADR	4,360	180,155
Anheuser-Busch InBev N.V. ADR	1,853	134,750

Total Brewers		505,589

Leisure Facilities - 1.8%
Six Flags Entertainment Corp.	2,235	104,531
Life Time Fitness, Inc.*	1,869	94,515
Vail Resorts, Inc.	1,831	79,191

Total Leisure Facilities		278,237

Motorcycle Manufacturers - 1.4%
Harley-Davidson, Inc.	4,427	217,277

Total Common Stocks (Cost $13,758,756)		16,057,115

92	THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
LEISURE FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$103,149	$103,149

Total Repurchase Agreement (Cost $103,149)		103,149

Total Investments - 101.9% (Cost $13,861,905)		$16,160,264

Other Assets & Liabilities, net - (1.9)%		(300,826)

Total Net Assets - 100.0%		$15,859,438

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	93

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $13,758,756)	$16,057,115
Repurchase agreements, at value (cost $103,149)	103,149

Total investments (cost $13,861,905)	16,160,264
Cash	318
Receivables:
Fund shares sold	573,994
Securities sold	468,836
Dividends	29,231

Total assets	17,232,643

LIABILITIES:
Payable for:
Fund shares redeemed	861,273
Securities purchased	493,622
Management fees	9,216
Transfer agent and administrative fees	2,710
Distribution and service fees	1,633
Portfolio accounting fees	1,084
Miscellaneous	3,667

Total liabilities	1,373,205

NET ASSETS	$15,859,438

NET ASSETS CONSIST OF:
Paid in capital	$18,856,780
Undistributed net investment income	24,145
Accumulated net realized loss on investments	(5,319,846)
Net unrealized appreciation on investments	2,298,359

Net assets	$15,859,438

INVESTOR CLASS:
Net assets	$12,687,135
Capital shares outstanding	343,456
Net asset value per share	$36.94

ADVISOR CLASS:
Net assets	$1,378,716
Capital shares outstanding	40,162
Net asset value per share	$34.33

A-CLASS:
Net assets	$448,309
Capital shares outstanding	12,842
Net asset value per share	$34.91

Maximum offering price per share (Net asset value divided by 95.25%)	$36.65

C-CLASS:
Net assets	$1,345,278
Capital shares outstanding	40,573
Net asset value per share	$33.16

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,450)	$139,485
Interest	15

Total investment income	139,500

EXPENSES:
Management fees	64,776
Transfer agent and administrative fees	19,052
Distribution and service fees:
Advisor Class	4,421
A-Class	1,767
C-Class	6,597
Portfolio accounting fees	7,621
Custodian fees	1,966
Trustees’ fees*	729
Miscellaneous	8,426

Total expenses	115,355

Net investment income	24,145

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,120,704)

Net realized loss	(1,120,704)

Net change in unrealized appreciation (depreciation) on:
Investments	490,827

Net change in unrealized appreciation (depreciation)	490,827

Net realized and unrealized loss	(629,877)

Net decrease in net assets resulting from operations	$(605,732)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,145	$(28,602)
Net realized gain (loss) on investments	(1,120,704)	1,115,448
Net change in unrealized appreciation (depreciation) on investments	490,827	(464,544)

Net increase (decrease) in net assets resulting from operations	(605,732)	622,302

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	67,307,816	125,035,458
Advisor Class	7,640,459	16,335,922
A-Class	1,101,175	2,661,993
C-Class	5,204,525	13,154,026
Cost of shares redeemed
Investor Class	(56,013,411)	(136,617,181)
Advisor Class	(6,768,833)	(16,737,008)
A-Class	(1,923,474)	(2,179,683)
C-Class	(4,790,936)	(13,283,662)

Net increase (decrease) from capital share transactions	11,757,321	(11,630,135)

Net increase (decrease) in net assets	11,151,589	(11,007,833)
NET ASSETS:
Beginning of year	4,707,849	15,715,682

End of year	$15,859,438	$4,707,849

Undistributed net investment income at end of year	$24,145	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	1,961,935	4,337,324
Advisor Class	240,055	613,234
A-Class	37,255	96,339
C-Class	171,187	514,174
Shares redeemed
Investor Class	(1,682,378)	(4,753,299)
Advisor Class	(218,494)	(637,678)
A-Class	(60,854)	(78,619)
C-Class	(157,894)	(523,771)

Net increase (decrease) in shares	290,812	(432,296)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	95

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$33.50	$27.48	$15.40	$31.72	$35.87

Income (loss) from investment operations:
Net investment income (loss)[a]	.17	(.02)	.03	.01	.09
Net gain (loss) on investments (realized and unrealized)	3.27	6.04	12.05	(16.33)	(4.24)

Total from investment operations	3.44	6.02	12.08	(16.32)	(4.15)

Net asset value, end of period	$36.94	$33.50	$27.48	$15.40	$31.72

Total Return[b]	10.27%	21.91%	78.44%	(51.45%)	(11.57%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,687	$2,141	$13,186	$4,132	$3,283

Ratios to average net assets:
Net investment income (loss)	0.49%	(0.07%)	0.13%	0.05%	0.24%
Total expenses	1.35%	1.39%	1.37%	1.37%	1.39%

Portfolio turnover rate	797%	963%	943%	1,529%	646%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$31.29	$25.81	$14.53	$30.06	$34.14

Income (loss) from investment operations:
Net investment loss[a]	(.01)	(.16)	(.11)	(.03)	(.07)
Net gain (loss) on investments (realized and unrealized)	3.05	5.64	11.39	(15.50)	(4.01)

Total from investment operations	3.04	5.48	11.28	(15.53)	(4.08)

Net asset value, end of period	$34.33	$31.29	$25.81	$14.53	$30.06

Total Return[b]	9.72%	21.23%	77.63%	(51.66%)	(11.95%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,379	$582	$1,111	$373	$1,611

Ratios to average net assets:
Net investment loss	(0.03%)	(0.61%)	(0.56%)	(0.11%)	(0.22%)
Total expenses	1.86%	1.89%	1.88%	1.88%	1.89%

Portfolio turnover rate	797%	963%	943%	1,529%	646%

96	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$31.75	$26.13	$14.67	$30.30	$34.32

Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.05)	.17	(.04)	(.07)
Net gain (loss) on investments (realized and unrealized)	3.09	5.67	11.29	(15.59)	(3.95)

Total from investment operations	3.16	5.62	11.46	(15.63)	(4.02)

Net asset value, end of period	$34.91	$31.75	$26.13	$14.67	$30.30

Total Return[b]	9.95%	21.51%	78.12%	(51.58%)	(11.71%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$448	$1,157	$489	$25	$206

Ratios to average net assets:
Net investment income (loss)	0.23%	(0.18%)	0.74%	(0.16%)	(0.20%)
Total expenses	1.60%	1.63%	1.63%	1.63%	1.67%

Portfolio turnover rate	797%	963%	943%	1,529%	646%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$30.36	$25.19	$14.26	$29.66	$33.86

Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.30)	(.22)	(.18)	(.28)
Net gain (loss) on investments (realized and unrealized)	2.95	5.47	11.15	(15.22)	(3.92)

Total from investment operations	2.80	5.17	10.93	(15.40)	(4.20)

Net asset value, end of period	$33.16	$30.36	$25.19	$14.26	$29.66

Total Return[b]	9.19%	20.52%	76.65%	(51.92%)	(12.40%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,345	$828	$929	$123	$430

Ratios to average net assets:
Net investment loss	(0.50%)	(1.13%)	(1.01%)	(0.78%)	(0.81%)
Total expenses	2.35%	2.39%	2.38%	2.38%	2.40%

Portfolio turnover rate	797%	963%	943%	1,529%	646%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

Volatility in the precious metals markets defined much the past 12 months. Gold moved from about $1,400 an ounce at the beginning of the period, when the global economy appeared to be strengthening, to $1,900 in August after the U.S. lost its triple-A credit rating. But it then sold off through the end of March 2012 to about $1,600, as the eurozone debt picture improved and investors sought investments with greater return potential. Silver was also volatile, ending the period roughly in the middle of its 12-month trading range.

For the one-year period ended March 31, 2012, Precious Metals Fund Investor Class returned -23.91%, compared with -4.01% in the S&P 500® Materials Index*.

The metals & mining holdings accounted for all of the negative return for the year.

Yamana Gold, Inc., Royal Gold, Inc. and Northgate Minerals Corp. added the most to Fund performance during the year. Freeport-McMoRan Copper & Gold, Inc., Silver Wheaton Corp. and Agnico-Eagle Mines Ltd. were among the stocks which contributed the least to Fund performance.

*S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
Advisor Class	August 1, 2003
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	10.3%
Newmont Mining Corp.	7.3%
Barrick Gold Corp.	7.2%
Goldcorp, Inc.	6.1%
Silver Wheaton Corp.	5.2%
Yamana Gold, Inc.	4.2%
Kinross Gold Corp.	3.8%
Southern Copper Corp.	3.6%
Agnico-Eagle Mines Ltd.	3.5%
AngloGold Ashanti Ltd. ADR	3.2%

Top Ten Total	54.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments

98	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-23.91%	3.32%	9.02%
C-Class Shares	-24.68%	2.28%	7.93%
C-Class Shares with CDSC†	-25.43%	2.28%	7.93%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Materials Index	-4.01%	2.17%	7.18%

	1 Year	5 Year	Since Inception (08/01/03)
Advisor Class Shares	-24.29%	2.81%	8.35%
S&P 500 Index	8.54%	2.01%	6.27%
S&P 500 Materials Index	-4.01%	2.17%	8.71%

			(09/01/04)
A-Class Shares	-24.13%	3.06%	7.54%
A-Class Shares with sales charge‡	-27.73%	2.07%	6.85%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Materials Index	-4.01%	2.17%	7.20%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	March 31, 2012

PRECIOUS METALS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Gold - 62.9%
Newmont Mining Corp.	173,084	$8,874,016
Barrick Gold Corp.	202,781	8,816,918
Goldcorp, Inc.	165,327	7,449,635
Yamana Gold, Inc.	330,992	5,170,095
Kinross Gold Corp.	470,099	4,602,269
Agnico-Eagle Mines Ltd.	126,737	4,230,481
AngloGold Ashanti Ltd. ADR	105,804	3,906,284
Eldorado Gold Corp.	265,290	3,645,085
Royal Gold, Inc.	51,991	3,390,853
Gold Fields Ltd. ADR	239,250	3,325,575
Randgold Resources Ltd. ADR	35,385	3,113,172
IAMGOLD Corp.	225,809	3,001,002
Cia de Minas Buenaventura S.A. ADR	72,084	2,905,706
Novagold Resources, Inc.*	393,573	2,825,854
New Gold, Inc.*	281,147	2,777,732
Allied Nevada Gold Corp.*	75,556	2,457,837
Harmony Gold Mining Company Ltd. ADR	216,015	2,361,044
AuRico Gold, Inc.*	236,006	2,093,373
Jaguar Mining, Inc.*	247,327	1,155,017
Seabridge Gold, Inc.*	32,300	648,907

Total Gold		76,750,855

Precious Metals & Minerals - 21.0%
Silver Wheaton Corp.	190,619	6,328,550
Pan American Silver Corp.	142,778	3,149,683
Coeur d’Alene Mines Corp.*	124,436	2,954,111
Hecla Mining Co.	623,181	2,879,096
Stillwater Mining Co.*	198,405	2,507,839
Silver Standard Resources, Inc.*	134,122	2,017,195
McEwen Mining, Inc.*	427,683	1,898,913
Endeavour Silver Corp.*	187,083	1,773,547
Silvercorp Metals, Inc.	246,355	1,697,386
Gold Resource Corp.	18,843	458,073

Total Precious Metals & Minerals		25,664,393

Diversified Metals & Mining - 15.6%
Freeport-McMoRan Copper & Gold, Inc.	330,716	12,580,437
Southern Copper Corp.	139,293	4,416,981
Titanium Metals Corp.	155,627	2,110,302

Total Diversified Metals & Mining		19,107,720

Total Common Stocks (Cost $61,758,081)		121,522,968

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$664,860	$664,860

Total Repurchase Agreement (Cost $664,860)		664,860

Total Investments - 100.0% (Cost $62,422,941)		$122,187,828

Other Assets & Liabilities, net - 0.0%		3,638

Total Net Assets - 100.0%		$122,191,466

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

100	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $61,758,081)	$121,522,968
Repurchase agreements, at value (cost $664,860)	664,860

Total investments (cost $62,422,941)	122,187,828
Receivables:
Fund shares sold	1,591,817
Dividends	46,784

Total assets	123,826,429

LIABILITIES:
Payable for:
Securities purchased	867,309
Fund shares redeemed	552,936
Management fees	76,012
Distribution and service fees	25,807
Transfer agent and administrative fees	25,337
Portfolio accounting fees	10,135
Miscellaneous	77,427

Total liabilities	1,634,963

NET ASSETS	$122,191,466

NET ASSETS CONSIST OF:
Paid in capital	$80,990,902
Accumulated net investment loss	(928,587)
Accumulated net realized loss on investments	(17,635,736)
Net unrealized appreciation on investments	59,764,887

Net assets	$122,191,466

INVESTOR CLASS:
Net assets	$79,636,841
Capital shares outstanding	1,211,536
Net asset value per share	$65.73

ADVISOR CLASS:
Net assets	$9,610,369
Capital shares outstanding	152,496
Net asset value per share	$63.02

A-CLASS:
Net assets	$6,411,743
Capital shares outstanding	99,863
Net asset value per share	$64.21

Maximum offering price per share (Net asset value divided by 95.25%)	$67.41

C-CLASS:
Net assets	$26,532,513
Capital shares outstanding	449,581
Net asset value per share	$59.02

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $82,223)	$1,856,422
Interest	184

Total investment income	1,856,606

EXPENSES:
Management fees	1,147,361
Transfer agent and administrative fees	382,454
Distribution and service fees:
Advisor Class	82,876
A-Class	22,716
C-Class	309,802
Portfolio accounting fees	152,979
Custodian fees	38,959
Trustees’ fees*	16,406
Miscellaneous	179,605

Total expenses	2,333,158

Net investment loss	(476,552)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,678,206
Foreign currency	455

Net realized gain	19,678,661

Net change in unrealized appreciation (depreciation) on:
Investments	(67,488,597)

Net change in unrealized appreciation (depreciation)	(67,488,597)

Net realized and unrealized loss	(47,809,936)

Net decrease in net assets resulting from operations	$(48,286,488)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	101

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(476,552)	$(1,370,442)
Net realized gain on investments	19,678,661	31,189,959
Net change in unrealized appreciation (depreciation) on investments	(67,488,597)	31,925,087

Net increase (decrease) in net assets resulting from operations	(48,286,488)	61,744,604

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(342,783)	(94,591)
Advisor Class	(98,439)	(11,506)
A-Class	(29,266)	(7,004)
C-Class	(131,027)	(19,112)

Total distributions to shareholders	(601,515)	(132,213)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	423,424,295	824,385,947
Advisor Class	175,221,277	364,066,887
A-Class	16,352,801	29,625,719
C-Class	100,545,119	145,601,909
Distributions reinvested
Investor Class	327,275	92,212
Advisor Class	98,109	11,341
A-Class	26,774	6,500
C-Class	127,230	17,945
Cost of shares redeemed
Investor Class	(456,983,256)	(834,585,403)
Advisor Class	(188,141,866)	(361,238,854)
A-Class	(21,646,696)	(27,278,650)
C-Class	(105,056,886)	(139,661,292)

Net increase (decrease) from capital share transactions	(55,705,824)	1,044,261

Net increase (decrease) in net assets	(104,593,827)	62,656,652
NET ASSETS:
Beginning of year	226,785,293	164,128,641

End of year	$122,191,466	$226,785,293

Accumulated net investment loss at end of year	$(928,587)	$(1,020,463)

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	5,482,005	11,212,113
Advisor Class	2,329,104	5,207,693
A-Class	219,463	411,950
C-Class	1,456,077	2,195,554
Shares issued from reinvestment of distributions
Investor Class	4,566	1,121
Advisor Class	1,425	143
A-Class	382	81
C-Class	1,971	240
Shares redeemed
Investor Class	(5,909,703)	(11,417,831)
Advisor Class	(2,541,906)	(5,156,332)
A-Class	(295,558)	(375,373)
C-Class	(1,512,258)	(2,107,087)

Net decrease in shares	(764,432)	(27,728)

102	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$86.74	$61.73	$46.36	$69.89	$56.21

Income (loss) from investment operations:
Net investment loss[a]	(.02)	(.28)	(.44)	(.23)	(.37)
Net gain (loss) on investments (realized and unrealized)	(20.70)	25.32	15.96	(23.30)	14.05

Total from investment operations	(20.72)	25.04	15.52	(23.53)	13.68

Less distributions from:
Net investment income	(.29)	(.03)	—	—	—
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	(.07)	—	—

Total distributions	(.29)	(.03)	(.15)	—	—

Net asset value, end of period	$65.73	$86.74	$61.73	$46.36	$69.89

Total Return[b]	(23.91%)	40.57%	33.44%	(33.67%)	24.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,637	$141,798	$113,546	$160,759	$149,805

Ratios to average net assets:
Net investment loss	(0.03%)	(0.37%)	(0.76%)	(0.48%)	(0.58%)
Total expenses	1.26%	1.28%	1.28%	1.28%	1.27%

Portfolio turnover rate	235%	322%	383%	245%	203%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$83.59	$59.79	$45.12	$68.36	$55.24

Income (loss) from investment operations:
Net investment loss[a]	(.44)	(.61)	(.79)	(.50)	(.69)
Net gain (loss) on investments (realized and unrealized)	(19.84)	24.44	15.61	(22.74)	13.81

Total from investment operations	(20.28)	23.83	14.82	(23.24)	13.12

Less distributions from:
Net investment income	(.29)	(.03)	—	—	—
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	(.07)	—	—

Total distributions	(.29)	(.03)	(.15)	—	—

Net asset value, end of period	$63.02	$83.59	$59.79	$45.12	$68.36

Total Return[b]	(24.29%)	39.87%	32.81%	(34.00%)	23.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,610	$30,418	$18,677	$12,056	$11,817

Ratios to average net assets:
Net investment loss	(0.59%)	(0.86%)	(1.35%)	(1.02%)	(1.09%)
Total expenses	1.76%	1.78%	1.77%	1.77%	1.77%

Portfolio turnover rate	235%	322%	383%	245%	203%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	103

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$84.97	$60.63	$45.64	$68.96	$55.59

Income (loss) from investment operations:
Net investment loss[a]	(.22)	(.45)	(.59)	(.36)	(.55)
Net gain (loss) on investments (realized and unrealized)	(20.25)	24.82	15.73	(22.96)	13.92

Total from investment operations	(20.47)	24.37	15.14	(23.32)	13.37

Less distributions from:
Net investment income	(.29)	(.03)	—	—	—
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	(.07)	—	—

Total distributions	(.29)	(.03)	(.15)	—	—

Net asset value, end of period	$64.21	$84.97	$60.63	$45.64	$68.96

Total Return[b]	(24.13%)	40.21%	33.14%	(33.82%)	24.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,412	$14,919	$8,422	$8,484	$10,911

Ratios to average net assets:
Net investment loss	(0.30%)	(0.63%)	(1.04%)	(0.71%)	(0.84%)
Total expenses	1.51%	1.53%	1.52%	1.53%	1.52%

Portfolio turnover rate	235%	322%	383%	245%	203%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$78.70	$56.58	$42.92	$65.38	$53.12

Income (loss) from investment operations:
Net investment loss[a]	(.72)	(.94)	(.97)	(.68)	(.97)
Net gain (loss) on investments (realized and unrealized)	(18.67)	23.09	14.78	(21.78)	13.23

Total from investment operations	(19.39)	22.15	13.81	(22.46)	12.26

Less distributions from:
Net investment income	(.29)	(.03)	—	—	—
Net realized gains	—	—	(.08)	—	—
Return of capital	—	—	(.07)	—	—

Total distributions	(.29)	(.03)	(.15)	—	—

Net asset value, end of period	$59.02	$78.70	$56.58	$42.92	$65.38

Total Return[b]	(24.68%)	39.18%	32.14%	(34.35%)	23.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,533	$39,650	$23,483	$20,452	$26,319

Ratios to average net assets:
Net investment loss	(1.04%)	(1.37%)	(1.81%)	(1.43%)	(1.60%)
Total expenses	2.26%	2.28%	2.28%	2.27%	2.27%

Portfolio turnover rate	235%	322%	383%	245%	203%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

104	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Positive, yet slow, economic growth helped this sector, along with an accommodative Federal Reserve and commodity prices that eased in the last part of 2011, all of which gave a boost to spending and stemmed fears of another recession. Retail sales continued picking up in the beginning of 2012, which could be attributed to warmer winter weather. In addition, consumers may be cutting savings in order to spend, which may not continue without more growth of jobs and wages.

For the one-year period ended March 31, 2012, Retailing Fund Investor Class returned 19.14%, compared with 17.53% for the S&P 500® Consumer Discretionary Index*.

Within the sector, heavily weighted specialty retail contributed about half of the Fund performance. Multiline retail and food & staples retailing accounted for most of the remainder of the Fund’s return.

Fund performance for the year benefited most from Wal-Mart Stores, Inc., Home Depot, Inc. and TJX Companies, Inc,. Walgreen Co., Shutterfly, Inc. and Netflix, Inc. were among the Fund’s weakest-performing stocks for the period.

*S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies whose businesses are dominated by one of the following activities: The manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	6.5%
Amazon.com, Inc.	4.3%
Home Depot, Inc.	4.0%
CVS Caremark Corp.	3.4%
Lowe’s Companies, Inc.	2.9%
Costco Wholesale Corp.	2.8%
Target Corp.	2.8%
Priceline.com, Inc.	2.7%
TJX Companies, Inc.	2.5%
Walgreen Co.	2.4%

Top Ten Total	34.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

106	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	19.14%	3.87%	4.64%
Advisor Class Shares	18.38%	3.38%	4.19%
C-Class Shares	17.83%	2.84%	3.58%
C-Class Shares with CDSC†	16.83%	2.84%	3.58%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Consumer Discretionary Index	17.53%	5.24%	5.14%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	18.71%	3.68%	6.48%
A-Class Shares with sales charge‡	13.04%	2.67%	5.80%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Consumer Discretionary Index	17.53%	5.24%	6.94%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	107

SCHEDULE OF INVESTMENTS	M arch 31, 2012
RETAILING FUND

	SHARES	VALUE
COMMON STOCKS† - 100.0%
Apparel Retail - 19.2%
TJX Companies, Inc.	29,442	$1,169,141
Limited Brands, Inc.	16,677	800,495
Ross Stores, Inc.	13,370	776,797
The Gap, Inc.	28,909	755,681
Foot Locker, Inc.	14,853	461,186
Urban Outfitters, Inc.*	14,979	436,039
Abercrombie & Fitch Co. — Class A	8,486	420,990
American Eagle Outfitters, Inc.	22,690	390,041
Ascena Retail Group, Inc.*	8,783	389,263
Guess?, Inc.	11,310	353,438
Chico’s FAS, Inc.	21,816	329,422
Express, Inc.*	12,800	319,744
Buckle, Inc.	6,613	316,763
DSW, Inc. — Class A	5,755	315,201
Men’s Wearhouse, Inc.	7,653	296,707
Aeropostale, Inc.*	13,145	284,195
Genesco, Inc.*	3,828	274,276
ANN, Inc.*	8,687	248,796
Jos A. Bank Clothiers, Inc.*	4,793	241,615
Children’s Place Retail Stores, Inc.*	4,648	240,162
Finish Line, Inc. — Class A	9,773	207,383

Total Apparel Retail		9,027,335

Internet Retail - 11.7%
Amazon.com, Inc.*	10,113	2,047,985
Priceline.com, Inc.*	1,778	1,275,715
Groupon, Inc. — Class A*	40,409	742,717
Netflix, Inc.*	4,625	532,060
TripAdvisor, Inc.*	13,175	469,952
Expedia, Inc.	13,255	443,247

Total Internet Retail		5,511,676

Specialty Stores - 10.7%
Staples, Inc.	42,905	694,202
Tiffany & Co.	8,793	607,860
Tractor Supply Co.	6,021	545,262
PetSmart, Inc.	9,272	530,544
Ulta Salon Cosmetics & Fragrance, Inc.	5,515	512,288
Dick’s Sporting Goods, Inc.	10,607	509,985
Sally Beauty Holdings, Inc.*	18,546	459,941
GNC Holdings, Inc. — Class A	11,900	415,191
Signet Jewelers Ltd.	8,728	412,660
Cabela’s, Inc.*	9,079	346,364

Total Specialty Stores		5,034,297

Hypermarkets & Super Centers - 10.2%
Wal-Mart Stores, Inc.	50,330	3,080,196
Costco Wholesale Corp.	14,667	1,331,764
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	7,790	370,960

Total Hypermarkets & Super Centers		4,782,920

Department Stores - 8.7%
Macy’s, Inc.	21,658	860,473
Kohl’s Corp.	14,979	749,399
Nordstrom, Inc.	12,981	723,301

	SHARES	VALUE
JC Penney Company, Inc.	16,049	$568,616
Sears Holdings Corp.*	7,680	508,800
Dillard’s, Inc. — Class A	6,159	388,140
Saks, Inc.*	24,785	287,754

Total Department Stores		4,086,483

General Merchandise Stores - 8.1%
Target Corp.	22,654	1,320,049
Dollar General Corp.*	18,187	840,239
Dollar Tree, Inc.*	7,495	708,203
Family Dollar Stores, Inc.	9,587	606,665
Big Lots, Inc.*	7,988	343,644

Total General Merchandise Stores		3,818,800

Automotive Retail - 7.1%
AutoZone, Inc.*	2,146	797,883
O’Reilly Automotive, Inc.*	7,963	727,420
CarMax, Inc.*	17,057	591,025
Advance Auto Parts, Inc.	6,071	537,708
AutoNation, Inc.*	12,934	443,766
Group 1 Automotive, Inc.	4,297	241,362

Total Automotive Retail		3,339,164

Home Improvement Retail - 6.8%
Home Depot, Inc.	37,273	1,875,204
Lowe’s Companies, Inc.	42,815	1,343,535

Total Home Improvement Retail		3,218,739

Drug Retail - 5.9%
CVS Caremark Corp.	36,154	1,619,699
Walgreen Co.	34,006	1,138,861

Total Drug Retail		2,758,560

Homefurnishing Retail - 4.5%
Bed Bath & Beyond, Inc.*	12,768	839,752
Williams-Sonoma, Inc.	10,882	407,857
Pier 1 Imports, Inc.*	16,518	300,297
Aaron’s, Inc.	11,459	296,788
Select Comfort Corp.*	8,820	285,680

Total Homefurnishing Retail		2,130,374

Computer & Electronics Retail - 2.7%
Best Buy Company, Inc.	24,375	577,199
GameStop Corp. — Class A	15,915	347,584
Rent-A-Center, Inc. — Class A	8,682	327,746

Total Computer & Electronics Retail		1,252,529

Distributors - 2.3%
Genuine Parts Co.	10,493	658,436
LKQ Corp.*	14,331	446,697

Total Distributors		1,105,133

Catalog Retail - 2.1%
Liberty Interactive Corp. — Class A*	36,383	694,551
HSN, Inc.	8,250	313,748

Total Catalog Retail		1,008,299

Total Common Stocks (Cost $40,405,214)		47,074,309

108	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	M arch 31, 2012
RETAILING FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENT††,1 - 2.1%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$990,228	$990,228

Total Repurchase Agreement (Cost $990,228)		990,228

Total Investments - 102.1% (Cost $41,395,442)		$48,064,537

Other Assets & Liabilities, net - (2.1)%		(983,216)

Total Net Assets - 100.0%		$47,081,321

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	109

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $40,405,214)	$47,074,309
Repurchase agreements, at value (cost $990,228)	990,228

Total investments (cost $41,395,442)	48,064,537
Receivables:
Fund shares sold	4,462,534
Dividends	31,820

Total assets	52,558,891

LIABILITIES:
Payable for:
Securities purchased	4,943,672
Fund shares redeemed	488,240
Management fees	24,403
Transfer agent and administrative fees	7,177
Distribution and service fees	3,729
Portfolio accounting fees	2,871
Miscellaneous	7,478

Total liabilities	5,477,570

NET ASSETS	$47,081,321

NET ASSETS CONSIST OF:
Paid in capital	$47,885,376
Accumulated net investment loss	(18,867)
Accumulated net realized loss on investments	(7,454,283)
Net unrealized appreciation on investments	6,669,095

Net assets	$47,081,321

INVESTOR CLASS:
Net assets	$34,801,946
Capital shares outstanding	1,994,222
Net asset value per share	$17.45

ADVISOR CLASS:
Net assets	$3,979,140
Capital shares outstanding	241,874
Net asset value per share	$16.45

A-CLASS:
Net assets	$5,697,236
Capital shares outstanding	339,775
Net asset value per share	$16.77

Maximum offering price per share (Net asset value divided by 95.25%)	$17.61

C-CLASS:
Net assets	$2,602,999
Capital shares outstanding	166,594
Net asset value per share	$15.62

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$215,571
Interest	32

Total investment income	215,603

EXPENSES:
Management fees	135,865
Transfer agent and administrative fees	39,960
Distribution and service fees:
Advisor Class	13,560
A-Class	2,079
C-Class	17,876
Portfolio accounting fees	15,984
Custodian fees	4,277
Trustees’ fees*	976
Miscellaneous	17,162

Total expenses	247,739

Net investment loss	(32,136)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,736,442)

Net realized loss	(1,736,442)

Net change in unrealized appreciation (depreciation) on:
Investments	4,064,079

Net change in unrealized appreciation (depreciation)	4,064,079

Net realized and unrealized gain	2,327,637

Net increase in net assets resulting from operations	$2,295,501

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(32,136)	$16,042
Net realized gain (loss) on investments	(1,736,442)	836,451
Net change in unrealized appreciation (depreciation) on investments	4,064,079	(384,162)

Net increase in net assets resulting from operations	2,295,501	468,331

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(10,261)	(35,479)
Advisor Class	(2,123)	(1,353)
A-Class	(918)	(9,855)
C-Class	(2,740)	(3,390)

Total distributions to shareholders	(16,042)	(50,077)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	154,522,734	112,945,561
Advisor Class	41,989,998	26,751,400
A-Class	6,468,017	8,381,272
C-Class	42,900,385	65,235,224
Distributions reinvested
Investor Class	9,550	34,766
Advisor Class	2,100	1,339
A-Class	708	821
C-Class	1,782	1,554
Cost of shares redeemed
Investor Class	(124,920,412)	(121,601,948)
Advisor Class	(39,872,121)	(27,523,161)
A-Class	(1,518,199)	(8,427,176)
C-Class	(43,364,257)	(64,150,957)

Net increase (decrease) from capital share transactions	36,220,285	(8,351,305)

Net increase (decrease) in net assets	38,499,744	(7,933,051)
NET ASSETS:
Beginning of year	8,581,577	16,514,628

End of year	$47,081,321	$8,581,577

Accumulated/(Undistributed) net investment income/(loss) at end of year	$(18,867)	$16,042

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	10,008,491	8,649,369
Advisor Class	2,942,412	2,198,130
A-Class	406,397	661,053
C-Class	3,163,632	5,633,007
Shares issued from reinvestment of distributions
Investor Class	653	2,489
Advisor Class	152	101
A-Class	50	61
C-Class	136	122
Shares redeemed
Investor Class	(8,272,567)	(9,340,211)
Advisor Class	(2,814,468)	(2,278,060)
A-Class	(103,243)	(656,603)
C-Class	(3,201,016)	(5,575,994)

Net increase (decrease) in shares	2,130,629	(706,536)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	111

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.66	$12.75	$8.58	$11.54	$14.47

Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.05	.03	(.01)	(.04)
Net gain (loss) on investments (realized and unrealized)	2.79	1.89	4.14	(2.95)	(2.89)

Total from investment operations	2.80	1.94	4.17	(2.96)	(2.93)

Less distributions from:
Net investment income	(.01)	(.03)	—	—	—

Total distributions	(.01)	(.03)	—	—	—

Net asset value, end of period	$17.45	$14.66	$12.75	$8.58	$11.54

Total Return[b]	19.14%	15.20%	48.60%	(25.65%)	(20.25%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,802	$3,776	$12,060	$84,894	$3,152

Ratios to average net assets:
Net investment income (loss)	0.04%	0.34%	0.28%	(0.14%)	(0.27%)
Total expenses	1.34%	1.39%	1.38%	1.32%	1.37%

Portfolio turnover rate	822%	1,062%	1,049%	461%	1,205%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.91	$12.14	$8.20	$11.10	$13.97

Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.07)	(.06)	(.02)	(.12)
Net gain (loss) on investments (realized and unrealized)	2.64	1.87	4.00	(2.88)	(2.75)

Total from investment operations	2.55	1.80	3.94	(2.90)	(2.87)

Less distributions from:
Net investment income	(.01)	(.03)	—	—	—

Total distributions	(.01)	(.03)	—	—	—

Net asset value, end of period	$16.45	$13.91	$12.14	$8.20	$11.10

Total Return[b]	18.38%	14.81%	48.05%	(26.13%)	(20.54%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,979	$1,583	$2,350	$901	$800

Ratios to average net assets:
Net investment loss	(0.66%)	(0.58%)	(0.57%)	(0.26%)	(0.89%)
Total expenses	1.84%	1.89%	1.87%	1.88%	1.87%

Portfolio turnover rate	822%	1,062%	1,049%	461%	1,205%

112	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.14	$12.31	$8.30	$11.18	$14.04

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.18	(.01)	(.02)	(.10)
Net gain (loss) on investments (realized and unrealized)	2.67	1.68	4.02	(2.86)	(2.76)

Total from investment operations	2.64	1.86	4.01	(2.88)	(2.86)

Less distributions from:
Net investment income	(.01)	(.03)	—	—	—

Total distributions	(.01)	(.03)	—	—	—

Net asset value, end of period	$16.77	$14.14	$12.31	$8.30	$11.18

Total Return[b]	18.71%	15.09%	48.31%	(25.76%)	(20.37%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,697	$517	$395	$49	$101

Ratios to average net assets:
Net investment income (loss)	(0.18%)	1.42%	(0.12%)	(0.17%)	(0.73%)
Total expenses	1.58%	1.64%	1.62%	1.63%	1.63%

Portfolio turnover rate	822%	1,062%	1,049%	461%	1,205%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.27	$11.65	$7.92	$10.76	$13.62

Income (loss) from investment operations:
Net investment loss[a]	(.13)	(.11)	(.10)	(.07)	(.17)
Net gain (loss) on investments (realized and unrealized)	2.49	1.76	3.83	(2.77)	(2.69)

Total from investment operations	2.36	1.65	3.73	(2.84)	(2.86)

Less distributions from:
Net investment income	(.01)	(.03)	—	—	—

Total distributions	(.01)	(.03)	—	—	—

Net asset value, end of period	$15.62	$13.27	$11.65	$7.92	$10.76

Total Return[b]	17.83%	14.14%	47.10%	(26.39%)	(21.00%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,603	$2,705	$1,709	$1,008	$1,291

Ratios to average net assets:
Net investment loss	(0.96%)	(0.96%)	(1.08%)	(0.76%)	(1.36%)
Total expenses	2.35%	2.39%	2.38%	2.38%	2.37%

Portfolio turnover rate	822%	1,062%	1,049%	461%	1,205%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Technology stocks had subdued growth during the period, due to inventory worries, management turnover and supply chain concerns in Japan and Thailand. In addition, demand in consumer-related electronics and public-sector spending has been weak, and some forecasts for worldwide information technology spending in 2012 have been cut by a third.

For the one-year period ended March 31, 2012, Technology Fund Investor Class returned 2.65%, compared with 20.21% for the S&P 500® Information Technology Index*.

Within the sector, computers & peripherals was the biggest contributor to return, followed by IT services and software. Communications equipment was the weakest contributor to return.

Fund performance for the year got the biggest boost from Apple, Inc., Microsoft Corp. and Intel Corp. First Solar, Inc., Research in Motion Ltd. and Hewlett-Packard Co. were among the weakest-performing stocks for the period.

*S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
Advisor Class	April 29, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.5%
Microsoft Corp.	3.8%
International Business Machines Corp.	3.7%
Google, Inc. — Class A	3.4%
Intel Corp.	2.8%
Oracle Corp.	2.8%
Cisco Systems, Inc.	2.5%
QUALCOMM, Inc.	2.5%
Visa, Inc. — Class A	2.1%
EMC Corp.	1.9%

Top Ten Total	31.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

114	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	2.65%	2.69%	2.69%
Advisor Class Shares	2.13%	2.16%	2.24%
C-Class Shares	1.50%	1.65%	1.71%
C-Class Shares with CDSC†	0.50%	1.65%	1.71%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Information Technology Index	20.21%	8.15%	5.06%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	2.33%	2.37%	5.14%
A-Class Shares with sales charge‡	-2.51%	1.38%	4.48%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Information Technology Index	20.21%	8.15%	8.65%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS	March 31, 2012

TECHNOLOGY FUND

	SHARES	VALUE
COMMON STOCKS† - 99.4%
Semiconductors - 16.4%
Intel Corp.	32,164	$904,129
Texas Instruments, Inc.	13,996	470,405
Broadcom Corp. — Class A*	8,942	351,420
Taiwan Semiconductor Manufacturing Company Ltd. ADR	21,288	325,281
ARM Holdings plc ADR	10,642	301,062
Altera Corp.	6,846	272,608
Analog Devices, Inc.	6,500	262,600
NVIDIA Corp.*	15,654	240,915
Xilinx, Inc.	6,488	236,358
Avago Technologies Ltd.	6,022	234,677
Marvell Technology Group Ltd.*	14,522	228,431
Maxim Integrated Products, Inc.	7,632	218,199
Linear Technology Corp.	6,220	209,614
Micron Technology, Inc.*	25,675	207,968
Microchip Technology, Inc.	5,459	203,075
Advanced Micro Devices, Inc.*	22,210	178,124
Skyworks Solutions, Inc.*	6,140	169,771
LSI Corp.*	19,170	166,396
Atmel Corp.*	15,810	155,887

Total Semiconductors		5,336,920

Systems Software - 12.3%
Microsoft Corp.	38,700	1,248,074
Oracle Corp.	30,712	895,562
VMware, Inc. — Class A*	4,716	529,937
Symantec Corp.*	15,120	282,744
Red Hat, Inc.*	4,637	277,710
Check Point Software Technologies Ltd.*	4,350	277,704
CA, Inc.	10,052	277,033
BMC Software, Inc.*	4,937	198,270
Total Systems Software		3,987,034
Computer Hardware - 12.0%
Apple, Inc.*	2,996	1,796,011
International Business Machines Corp.	5,698	1,188,888
Hewlett-Packard Co.	21,819	519,947
Dell, Inc.*	24,317	403,662

Total Computer Hardware		3,908,508

Internet Software & Services - 11.5%
Google, Inc. — Class A*	1,732	1,110,628
Baidu, Inc. ADR*	3,852	561,506
eBay, Inc.*	14,055	518,489
Yahoo!, Inc.*	21,002	319,650
LinkedIn Corp. — Class A*	2,481	253,037
Equinix, Inc.*	1,390	218,856
Rackspace Hosting, Inc.*	3,680	212,667
Akamai Technologies, Inc.*	5,235	192,125
VeriSign, Inc.	4,892	187,559
Sina Corp.*	2,310	150,150

Total Internet Software & Services		3,724,667

	SHARES	VALUE
Communications Equipment - 10.6%
Cisco Systems, Inc.	38,553	$815,397
QUALCOMM, Inc.	11,962	813,656
Nokia Oyj ADR	58,066	318,782
Motorola Solutions, Inc.	6,003	305,132
Juniper Networks, Inc.*	11,975	273,988
Motorola Mobility Holdings, Inc.*	6,618	259,690
F5 Networks, Inc.*	1,892	255,344
Research In Motion Ltd.*	14,573	214,369
Harris Corp.	3,902	175,902

Total Communications Equipment		3,432,260

Data Processing & Outsourced Services - 9.7%
Visa, Inc. — Class A	5,705	673,189
Mastercard, Inc. — Class A	1,339	563,103
Automatic Data Processing, Inc.	7,145	394,333
Western Union Co.	14,174	249,462
Paychex, Inc.	8,033	248,943
Fiserv, Inc.*	3,448	239,257
Fidelity National Information Services, Inc.	7,074	234,291
Alliance Data Systems Corp.*	1,537	193,601
VeriFone Systems, Inc.*	3,550	184,139
Computer Sciences Corp.	5,396	161,556

Total Data Processing & Outsourced Services		3,141,874

Application Software - 7.8%
Salesforce.com, Inc.*	2,301	355,527
Intuit, Inc.	5,290	318,088
Adobe Systems, Inc.*	9,208	315,926
Citrix Systems, Inc.*	3,781	298,359
SAP AG ADR	4,198	293,104
Autodesk, Inc.*	5,608	237,331
Nuance Communications, Inc.*	8,170	208,989
Informatica Corp.*	3,500	185,150
TIBCO Software, Inc.*	5,570	169,885
Factset Research Systems, Inc.	1,630	161,435

Total Application Software		2,543,794

Computer Storage & Peripherals - 5.2%
EMC Corp.*	20,195	603,427
NetApp, Inc.*	6,779	303,496
Seagate Technology plc	9,743	262,574
SanDisk Corp.*	5,263	260,992
Western Digital Corp.*	5,852	242,214

Total Computer Storage & Peripherals		1,672,703

IT Consulting & Other Services - 4.9%
Accenture plc — Class A	8,007	516,451
Infosys Ltd. ADR	7,532	429,550
Cognizant Technology Solutions Corp. — Class A*	4,770	367,052
Teradata Corp.*	3,865	263,400

Total IT Consulting & Other Services		1,576,453

116	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012

TECHNOLOGY FUND

	SHARES	VALUE
Semiconductor Equipment - 3.1%
ASML Holding N.V. ADR	6,069	$304,300
Applied Materials, Inc.	24,205	301,110
KLA-Tencor Corp.	4,238	230,632
Lam Research Corp.*	3,924	175,089

Total Semiconductor Equipment		1,011,131

Electronic Components - 1.8%
Corning, Inc.	24,860	350,029
Amphenol Corp. — Class A	4,121	246,312

Total Electronic Components		596,341

Electronic Manufacturing Services - 1.4%
TE Connectivity Ltd.	8,147	299,402
Jabil Circuit, Inc.	6,710	168,555

Total Electronic Manufacturing Services		467,957

Home Entertainment Software - 1.4%
Activision Blizzard, Inc.	22,636	290,194
Electronic Arts, Inc.*	10,425	171,804

Total Home Entertainment Software		461,998

Office Electronics - 0.8%
Xerox Corp.	30,370	245,390

Technology Distributors - 0.5%
Avnet, Inc.*	4,730	172,125

Total Common Stocks (Cost $22,439,270)		32,279,155

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.7%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$214,900	214,900

Total Repurchase Agreement (Cost $214,900)		214,900

Total Investments - 100.1% (Cost $22,654,170)		$32,494,055

Other Assets & Liabilities, net - (0.1)%		(37,841)

Total Net Assets - 100.0%		$32,456,214

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	117

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value
(cost $22,439,270)	$32,279,155
Repurchase agreements, at value
(cost $214,900)	214,900

Total investments
(cost $22,654,170)	32,494,055
Receivables:
Fund shares sold	597,281
Dividends	13,913

Total assets	33,105,249

LIABILITIES:
Payable for:
Securities purchased	395,343
Fund shares redeemed	199,509
Management fees	24,262
Transfer agent and administrative fees	7,136
Distribution and service fees	5,430
Portfolio accounting fees	2,854
Miscellaneous	14,501

Total liabilities	649,035

NET ASSETS	$32,456,214

NET ASSETS CONSIST OF:
Paid in capital	$41,537,152
Accumulated net investment loss	(82,903)
Accumulated net realized loss on investments	(18,837,920)
Net unrealized appreciation on investments	9,839,885

Net assets	$32,456,214

INVESTOR CLASS:
Net assets	$19,985,473
Capital shares outstanding	1,396,926
Net asset value per share	$14.31

ADVISOR CLASS:
Net assets	$2,360,914
Capital shares outstanding	176,110
Net asset value per share	$13.41

A-CLASS:
Net assets	$7,366,630
Capital shares outstanding	542,133
Net asset value per share	$13.59

Maximum offering price per share
(Net asset value divided by 95.25%)	$14.27

C-CLASS:
Net assets	$2,743,197
Capital shares outstanding	212,940
Net asset value per share	$12.88

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $5,842)	$329,637
Interest	45

Total investment income	329,682

EXPENSES:
Management fees	241,749
Transfer agent and administrative fees	71,102
Distribution and service fees:
Advisor Class	19,607
A-Class	4,759
C-Class	23,980
Portfolio accounting fees	28,441
Custodian fees	7,306
Trustees’ fees*	3,058
Miscellaneous	33,938

Total expenses	433,940

Net investment loss	(104,258)

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	1,250,892

Net realized gain	1,250,892

Net change in unrealized appreciation (depreciation) on:
Investments	(2,397,822)

Net change in unrealized appreciation (depreciation)	(2,397,822)

Net realized and unrealized loss	(1,146,930)

Net decrease in net assets resulting from operations	$(1,251,188)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(104,258)	$(294,384)
Net realized gain on investments	1,250,892	6,855,354
Net change in unrealized appreciation (depreciation) on investments	(2,397,822)	(3,631,811)

Net increase (decrease) in net assets resulting from operations	(1,251,188)	2,929,159

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	108,582,687	135,813,468
Advisor Class	8,173,636	28,472,116
A-Class	7,857,718	4,442,948
C-Class	60,684,739	88,193,972
Cost of shares redeemed
Investor Class	(122,517,037)	(139,967,215)
Advisor Class	(12,349,402)	(40,011,196)
A-Class	(2,487,350)	(6,872,533)
C-Class	(60,553,860)	(89,700,251)

Net decrease from capital share transactions	(12,608,869)	(19,628,691)

Net decrease in net assets	(13,860,057)	(16,699,532)

NET ASSETS:
Beginning of year	46,316,271	63,015,803

End of year	$32,456,214	$46,316,271

Accumulated net investment loss at end of year	$(82,903)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	8,083,995	10,630,438
Advisor Class	672,443	2,464,584
A-Class	613,241	365,677
C-Class	5,174,420	7,895,392
Shares redeemed
Investor Class	(9,227,976)	(11,196,482)
Advisor Class	(996,290)	(3,541,746)
A-Class	(201,069)	(578,302)
C-Class	(5,167,807)	(8,025,633)

Net decrease in shares	(1,049,045)	(1,986,072)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	119

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.94	$12.03	$7.70	$11.77	$12.53

Income (loss) from investment operations:
Net investment loss[a]	(.01)	(.06)	(.05)	(.03)	(.10)
Net gain (loss) on investments (realized and unrealized)	.38	1.97	4.38	(4.04)	(.66)

Total from investment operations	.37	1.91	4.33	(4.07)	(.76)

Net asset value, end of period	$14.31	$13.94	$12.03	$7.70	$11.77

Total Return[b]	2.65%	15.88%	56.23%	(34.58%)	(6.07%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,985	$35,408	$37,391	$11,601	$9,916

Ratios to average net assets:
Net investment loss	(0.10%)	(0.48%)	(0.52%)	(0.29%)	(0.72%)
Total expenses	1.36%	1.39%	1.38%	1.37%	1.37%

Portfolio turnover rate	487%	393%	335%	564%	694%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.13	$11.39	$7.32	$11.27	$12.05

Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.11)	(.11)	(.05)	(.15)
Net gain (loss) on investments (realized and unrealized)	.39	1.85	4.18	(3.90)	(.63)

Total from investment operations	.28	1.74	4.07	(3.95)	(.78)

Net asset value, end of period	$13.41	$13.13	$11.39	$7.32	$11.27

Total Return[b]	2.13%	15.28%	55.60%	(35.05%)	(6.47%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,361	$6,565	$17,969	$1,914	$2,077

Ratios to average net assets:
Net investment loss	(0.87%)	(0.94%)	(1.04%)	(0.53%)	(1.16%)
Total expenses	1.85%	1.88%	1.87%	1.87%	1.88%

Portfolio turnover rate	487%	393%	335%	564%	694%

120	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.28	$11.49	$7.37	$11.32	$12.09

Income (loss) from investment operations:
Net investment loss[a]	(.10)	(.09)	(.08)	(.04)	(.11)
Net gain (loss) on investments (realized and unrealized)	.41	1.88	4.20	(3.91)	(.66)

Total from investment operations	.31	1.79	4.12	(3.95)	(.77)

Net asset value, end of period	$13.59	$13.28	$11.49	$7.37	$11.32

Total Return[b]	2.33%	15.58%	55.90%	(34.89%)	(6.37%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,367	$1,725	$3,936	$1,669	$546

Ratios to average net assets:
Net investment loss	(0.76%)	(0.73%)	(0.78%)	(0.41%)	(0.86%)
Total expenses	1.59%	1.64%	1.63%	1.63%	1.60%

Portfolio turnover rate	487%	393%	335%	564%	694%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$12.69	$11.05	$7.14	$11.04	$11.87

Income (loss) from investment operations:
Net investment loss[a]	(.17)	(.17)	(.14)	(.12)	(.21)
Net gain (loss) on investments (realized and unrealized)	.36	1.81	4.05	(3.78)	(.62)

Total from investment operations	.19	1.64	3.91	(3.90)	(.83)

Net asset value, end of period	$12.88	$12.69	$11.05	$7.14	$11.04

Total Return[b]	1.50%	14.84%	54.76%	(35.33%)	(6.99%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,743	$2,618	$3,719	$1,335	$2,448

Ratios to average net assets:
Net investment loss	(1.45%)	(1.53%)	(1.49%)	(1.24%)	(1.67%)
Total expenses	2.36%	2.39%	2.38%	2.38%	2.35%

Portfolio turnover rate	487%	393%	335%	564%	694%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment (“Telecommunications Companies”).

The sector has benefited from overall growth involving the shift to the wireless world, and relatively high dividends. But these have not overcome the squeeze in net profits resulting from the cost of servicing high amounts of debt and from a glut of operators in a competitive wireless marketplace.

For the one-year period ended March 31, 2012, Telecommunications Fund Investor Class returned -8.77%, compared with 3.46% for the S&P 500® Telecommunications Services Index*.

The industries in the sector that contributed most to the Fund’s return were lightly weighted REITs and diversified telecommunication services. Communications equipment and wireless telecommunications services were the largest detractors from return.

Cisco Systems, Inc., QUALCOMM, Inc. and Motorola Mobility Holdings, Inc. were among the strongest performers for the year. NII Holdings, Inc., Sprint Nextel Corp. and Research in Motion Ltd. were among the stocks which added least to Fund performance during the year.

*S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	8.9%
Vodafone Group plc ADR	7.8%
QUALCOMM, Inc.	7.2%
Cisco Systems, Inc.	7.2%
Verizon Communications, Inc.	6.8%
CenturyLink, Inc.	3.2%
Motorola Solutions, Inc.	2.7%
Crown Castle International Corp.	2.6%
Juniper Networks, Inc.	2.4%
Motorola Mobility Holdings, Inc.	2.3%

Top Ten Total	51.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

122	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-8.77%	-4.25%	0.47%
Advisor Class Shares	-9.15%	-4.68%	0.08%
C-Class Shares	-9.52%	-5.11%	-0.45%
C-Class Shares with CDSC†	-10.39%	-5.11%	-0.45%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Telecommunication Services Index	3.46%	0.39%	3.52%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-8.91%	-4.46%	1.38%
A-Class Shares with sales charge‡	-13.22%	-5.39%	0.72%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Telecommunication Services Index	3.46%	0.39%	5.94%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS	March 31, 2012
TELECOMMUNICATIONS FUND

	SHARES	VALUE
COMMON STOCKS† - 99.0%
Communications Equipment - 43.9%
QUALCOMM, Inc.	9,989	$679,452
Cisco Systems, Inc.	32,005	676,906
Motorola Solutions, Inc.	4,996	253,947
Juniper Networks, Inc.*	9,927	227,130
Motorola Mobility Holdings, Inc.*	5,509	216,173
F5 Networks, Inc.*	1,554	209,728
Research In Motion Ltd.*	12,084	177,756
Nokia Oyj ADR	29,621	162,619
Harris Corp.	3,198	144,166
Riverbed Technology, Inc.*	4,801	134,812
JDS Uniphase Corp.*	8,063	116,833
Polycom, Inc.*	6,112	116,556
Telefonaktiebolaget LM Ericsson ADR — Class B	10,733	110,657
Brocade Communications Systems, Inc.*	18,023	103,632
Aruba Networks, Inc.*	4,244	94,556
Viasat, Inc.*	1,906	91,888
ADTRAN, Inc.	2,860	89,203
Finisar Corp.*	4,378	88,217
Plantronics, Inc.	2,101	84,586
Acme Packet, Inc.*	3,067	84,404
Ciena Corp.*	4,927	79,768
InterDigital, Inc.	2,248	78,365
Netgear, Inc.*	1,973	75,369
Emulex Corp.*	5,703	59,197

Total Communications Equipment		4,155,920

Integrated Telecommunication Services - 27.8%
AT&T, Inc.	27,126	847,144
Verizon Communications, Inc.	16,817	642,913
CenturyLink, Inc.	7,911	305,760
Windstream Corp.	13,894	162,699
Telefonica S.A. ADR	6,385	104,778
Telefonica Brasil S.A. ADR	3,404	104,265
Chunghwa Telecom Company Ltd. ADR	3,130	96,279
BCE, Inc.	2,375	95,143
China Unicom Hong Kong Ltd. ADR	5,647	94,870
KT Corp. ADR*	6,340	86,795
France Telecom S.A. ADR	5,590	83,012

Total Integrated Telecommunication Services		2,623,658

Wireless Telecommunication Services - 24.6%
Vodafone Group plc ADR	26,758	740,394
Crown Castle International Corp.*	4,619	246,377
America Movil SAB de CV ADR	7,701	191,216
SBA Communications Corp. — Class A*	3,024	153,649
China Mobile Ltd. ADR	2,343	129,052
Mobile TeleSystems ADR	6,673	122,383
NII Holdings, Inc.*	6,273	114,859
MetroPCS Communications, Inc.*	12,037	108,574
Tim Participacoes S.A. ADR	3,124	100,780

	SHARES	VALUE
Telephone & Data Systems, Inc.	4,263	$98,688
VimpelCom Ltd. ADR	8,720	97,315
SK Telecom Company Ltd. ADR	6,672	92,808
Rogers Communications, Inc. — Class B	2,200	87,340
Leap Wireless International, Inc.*	5,645	49,281

Total Wireless Telecommunication Services		2,332,716

Alternative Carriers - 2.7%
Level 3 Communications, Inc.*	5,406	139,097
tw telecom, Inc. — Class A*	5,140	113,902

Total Alternative Carriers		252,999

Total Common Stocks (Cost $7,673,269)		9,365,293

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.4%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$41,516	41,516

Total Repurchase Agreement (Cost $41,516)		41,516

Total Investments - 99.4% (Cost $7,714,785)		$9,406,809

Other Assets & Liabilities, net - 0.6%		59,962

Total Net Assets - 100.0%		$9,466,771

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

124	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $7,673,269)	$9,365,293
Repurchase agreements, at value (cost $41,516)	41,516

Total investments (cost $7,714,785)	9,406,809
Receivables:
Fund shares sold	471,826
Dividends	6,102
Foreign taxes reclaim	77

Total assets	9,884,814

LIABILITIES:
Payable for:
Fund shares redeemed	404,090
Management fees	6,074
Transfer agent and administrative fees	1,786
Distribution and service fees	1,210
Portfolio accounting fees	715
Miscellaneous	4,168

Total liabilities	418,043

NET ASSETS	$9,466,771

NET ASSETS CONSIST OF:
Paid in capital	$12,489,813
Undistributed net investment income	87,671
Accumulated net realized loss on investments	(4,802,737)
Net unrealized appreciation on investments	1,692,024

Net assets	$9,466,771

INVESTOR CLASS:
Net assets	$7,028,250
Capital shares outstanding	507,878
Net asset value per share	$13.84

ADVISOR CLASS:
Net assets	$200,387
Capital shares outstanding	15,537
Net asset value per share	$12.90

A-CLASS:
Net assets	$1,566,267
Capital shares outstanding	119,646
Net asset value per share	$13.09

Maximum offering price per share (Net asset value divided by 95.25%)	$13.74

C-CLASS:
Net assets	$671,867
Capital shares outstanding	54,412
Net asset value per share	$12.35

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $5,890)	$299,082
Interest	12

Total investment income	299,094

EXPENSES:
Management fees	66,800
Transfer agent and administrative fees	19,647
Distribution and service fees:
Advisor Class	2,302
A-Class	2,264
C-Class	11,975
Portfolio accounting fees	7,859
Custodian fees	2,071
Trustees’ fees*	1,046
Tax expense	211
Miscellaneous	9,084

Total expenses	123,259

Net investment income	175,835

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	446,580

Net realized gain	446,580

Net change in unrealized appreciation (depreciation) on:
Investments	(1,853,210)

Net change in unrealized appreciation (depreciation)	(1,853,210)

Net realized and unrealized loss	(1,406,630)

Net decrease in net assets resulting from operations	$(1,230,795)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	125

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$175,835	$80,971
Net realized gain on investments	446,580	588,234
Net change in unrealized appreciation (depreciation) on investments	(1,853,210)	1,503,267

Net increase (decrease) in net assets resulting from operations	(1,230,795)	2,172,472

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(75,956)	(67,481)
Advisor Class	(26,034)	(5,275)
A-Class	(45,257)	(4,577)
C-Class	(22,099)	(18,522)

Total distributions to shareholders	(169,346)	(95,855)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	47,973,211	134,026,357
Advisor Class	2,527,832	14,787,230
A-Class	2,925,127	3,138,157
C-Class	64,107,314	101,895,836
Distributions reinvested
Investor Class	74,213	66,267
Advisor Class	23,065	4,612
A-Class	45,175	4,413
C-Class	21,048	16,598
Cost of shares redeemed
Investor Class	(88,037,595)	(92,550,806)
Advisor Class	(2,967,150)	(14,584,997)
A-Class	(2,011,577)	(3,561,229)
C-Class	(66,192,569)	(100,130,077)

Net increase (decrease) from capital share transactions	(41,511,906)	43,112,361

Net increase (decrease) in net assets	(42,912,047)	45,188,978

NET ASSETS:
Beginning of year	52,378,818	7,189,840

End of year	$9,466,771	$52,378,818

Undistributed net investment income at end of year	$87,671	$80,971

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	3,399,757	9,014,851
Advisor Class	180,932	1,144,045
A-Class	231,535	239,651
C-Class	5,027,824	7,870,456
Shares issued from reinvestment of distributions
Investor Class	5,970	4,511
Advisor Class	1,988	334
A-Class	3,841	316
C-Class	1,891	1,246
Shares redeemed
Investor Class	(5,959,087)	(6,298,891)
Advisor Class	(214,545)	(1,118,811)
A-Class	(162,618)	(276,676)
C-Class	(5,179,379)	(7,758,916)

Net increase (decrease) in shares	(2,661,891)	2,822,116

126	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$15.71	$13.73	$10.29	$17.04	$19.02

Income (loss) from investment operations:
Net investment income[a]	.41	.10	.26	.27	.12
Net gain (loss) on investments (realized and unrealized)	(1.84)	1.96	3.52	(6.68)	(2.08)

Total from investment operations	(1.43)	2.06	3.78	(6.41)	(1.96)

Less distributions from:
Net investment income	(.44)	(.08)	(.34)	(.34)	(.02)

Total distributions	(.44)	(.08)	(.34)	(.34)	(.02)

Net asset value, end of period	$13.84	$15.71	$13.73	$10.29	$17.04

Total Return[b]	(8.77%)	15.06%	36.88%	(37.55%)	(10.32%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,028	$48,089	$4,677	$4,440	$11,134

Ratios to average net assets:
Net investment income	2.86%	0.73%	2.03%	1.92%	0.58%
Total expenses	1.36%	1.39%	1.39%	1.39%	1.37%

Portfolio turnover rate	793%	1,008%	867%	672%	528%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.74	$12.94	$9.75	$16.26	$18.24

Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.03	.23	.17	(.02)
Net gain (loss) on investments (realized and unrealized)	(1.62)	1.85	3.30	(6.34)	(1.94)

Total from investment operations	(1.40)	1.88	3.53	(6.17)	(1.96)

Less distributions from:
Net investment income	(.44)	(.08)	(.34)	(.34)	(.02)

Total distributions	(.44)	(.08)	(.34)	(.34)	(.02)

Net asset value, end of period	$12.90	$14.74	$12.94	$9.75	$16.26

Total Return[b]	(9.15%)	14.59%	36.35%	(37.88%)	(10.76%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200	$695	$279	$9,991	$835

Ratios to average net assets:
Net investment income (loss)	1.65%	0.25%	1.94%	1.53%	(0.09%)
Total expenses	1.85%	1.88%	1.89%	1.81%	1.88%

Portfolio turnover rate	793%	1,008%	867%	672%	528%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	127

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.91	$13.07	$9.83	$16.33	$18.28

Income (loss) from investment operations:
Net investment income[a]	.18	.14	.17	.27	.03
Net gain (loss) on investments (realized and unrealized)	(1.56)	1.78	3.41	(6.43)	(1.96)

Total from investment operations	(1.38)	1.92	3.58	(6.16)	(1.93)

Less distributions from:
Net investment income	(.44)	(.08)	(.34)	(.34)	(.02)

Total distributions	(.44)	(.08)	(.34)	(.34)	(.02)

Net asset value, end of period	$13.09	$14.91	$13.07	$9.83	$16.33

Total Return[b]	(8.91%)	14.75%	36.57%	(37.66%)	(10.57%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,566	$699	$1,093	$1,317	$451

Ratios to average net assets:
Net investment income	1.41%	1.01%	1.45%	2.15%	0.13%
Total expenses	1.60%	1.64%	1.63%	1.63%	1.61%

Portfolio turnover rate	793%	1,008%	867%	672%	528%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.19	$12.50	$9.48	$15.91	$17.93

Income (loss) from investment operations:
Net investment income (loss)[a]	.05	(.01)	.10	.13	(.10)
Net gain (loss) on investments (realized and unrealized)	(1.45)	1.78	3.26	(6.22)	(1.90)

Total from investment operations	(1.40)	1.77	3.36	(6.09)	(2.00)

Less distributions from:
Net investment income	(.44)	(.08)	(.34)	(.34)	(.02)

Total distributions	(.44)	(.08)	(.34)	(.34)	(.02)

Net asset value, end of period	$12.35	$14.19	$12.50	$9.48	$15.91

Total Return[b]	(9.52%)	14.22%	35.59%	(38.21%)	(11.17%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$672	$2,896	$1,141	$1,281	$2,846

Ratios to average net assets:
Net investment income (loss)	0.39%	(0.07%)	0.86%	0.99%	(0.50%)
Total expenses	2.36%	2.39%	2.39%	2.42%	2.37%

Portfolio turnover rate	793%	1,008%	867%	672%	528%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

128	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment (“Transportation Companies”).

The Industrials sector was affected by uneven economic growth domestically and abroad for much of the past 12 months, although performance in the auto sector was a bright spot, as sales were the highest since the Great Recession. The sector also has a sizeable exposure to the eurozone, which is dealing with a weak banking sector and government austerity. The three largest segments by weight—road & rail, air freight & logistics, and airlines—all detracted from return. Autos and automobile components both contributed to return.

For the one-year period ended March 31, 2012, Transportation Fund Investor Class returned -3.20%, compared with 1.75% for the S&P 500® Industrials Index*.

Tata Motors Ltd. ADR, Harley-Davidson, Inc. and Union Pacific Corp. were among the biggest contributors to Fund performance for the year. CSX Corp., AMR Corp. and Southwest Airlines Co. were among the stocks which provided the least performance to the Fund during the year.

*S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: The manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	June 9, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	6.8%
Union Pacific Corp.	5.4%
Ford Motor Co.	5.3%
General Motors Co.	4.9%
FedEx Corp.	4.1%
CSX Corp.	3.6%
Johnson Controls, Inc.	3.6%
Norfolk Southern Corp.	3.6%
Harley-Davidson, Inc.	2.6%
CH Robinson Worldwide, Inc.	2.6%

Top Ten Total	42.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

130	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	-3.20%	-1.43%	2.67%
Advisor Class Shares	-3.66%	-1.88%	2.24%
C-Class Shares	-4.10%	-2.40%	1.69%
C-Class Shares with CDSC†	-5.06%	-2.40%	1.69%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Industrials Index	1.75%	2.46%	4.42%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	-3.48%	-1.64%	4.11%
A-Class Shares with sales charge‡	-8.05%	-2.59%	3.45%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Industrials Index	1.75%	2.46%	5.38%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	131

SCHEDULE OF INVESTMENTS	March 31, 2012
TRANSPORTATION FUND

	SHARES	VALUE
COMMON STOCKS† - 99.5%
Railroads - 19.7%
Union Pacific Corp.	7,445	$800,189
CSX Corp.	24,944	536,795
Norfolk Southern Corp.	8,022	528,088
Kansas City Southern*	4,457	319,522
Canadian National Railway Co.	3,770	299,451
Canadian Pacific Railway Ltd.	3,248	246,686
Genesee & Wyoming, Inc. — Class A*	3,064	167,233

Total Railroads		2,897,964

Auto Parts & Equipment - 18.9%
Johnson Controls, Inc.	16,420	533,321
BorgWarner, Inc.*	4,110	346,637
Autoliv, Inc.	4,160	278,928
TRW Automotive Holdings Corp.*	5,910	274,520
Magna International, Inc.	5,290	252,545
Lear Corp.	5,270	245,002
Gentex Corp.	8,580	210,210
Visteon Corp.*	3,495	185,235
Dana Holding Corp.	10,910	169,105
Tenneco, Inc.*	4,530	168,290
American Axle & Manufacturing Holdings, Inc.*	9,160	107,264

Total Auto Parts & Equipment		2,771,057

Automobile Manufacturers - 17.6%
Ford Motor Co.	62,710	783,247
General Motors Co.*	28,330	726,665
Tata Motors Ltd. ADR	9,640	259,991
Toyota Motor Corp. ADR	2,840	246,569
Tesla Motors, Inc.*	6,225	231,819
Honda Motor Company, Ltd. ADR	5,290	203,295
Thor Industries, Inc.	4,570	144,229

Total Automobile Manufacturers		2,595,815

Air Freight & Logistics - 15.9%
United Parcel Service, Inc. — Class B	12,411	1,001,815
FedEx Corp.	6,560	603,258
CH Robinson Worldwide, Inc.	5,739	375,847
Expeditors International of Washington, Inc.	7,811	363,290

Total Air Freight & Logistics		2,344,210

Trucking - 10.8%
J.B. Hunt Transport Services, Inc.	5,322	289,358
Hertz Global Holdings, Inc.*	18,879	283,940
Old Dominion Freight Line, Inc.*	3,955	188,535
Landstar System, Inc.	3,238	186,897
Ryder System, Inc.	3,481	183,797
Dollar Thrifty Automotive Group, Inc.*	2,120	171,529
Con-way, Inc.	4,622	150,723
Swift Transportation Co. — Class A*	12,020	138,711

Total Trucking		1,593,490

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

ADR — American Depositary Receipt

	SHARES	VALUE
Airlines - 10.4%
Delta Air Lines, Inc.*	33,827	$335,225
United Continental Holdings, Inc.*	14,260	306,590
Southwest Airlines Co.	34,428	283,687
Copa Holdings S.A. — Class A	2,732	216,374
JetBlue Airways Corp.*	26,510	129,634
Alaska Air Group, Inc.*	3,594	128,737
US Airways Group, Inc.*	16,274	123,520

Total Airlines		1,523,767

Motorcycle Manufacturers - 2.6%
Harley-Davidson, Inc.	7,780	381,842

Marine - 1.5%
Kirby Corp.*	3,258	214,344

Tires & Rubber - 1.2%
Goodyear Tire & Rubber Co.*	16,210	181,876

Diversified Commercial & Professional Services - 0.9%
Avis Budget Group, Inc.*	9,774	138,302

Total Common Stocks (Cost $11,415,335)		14,642,667

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.6%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$83,006	83,006

Total Repurchase Agreement (Cost $83,006)		83,006

Total Investments - 100.1% (Cost $11,498,341)		$14,725,673

Other Assets & Liabilities, net - (0.1)%		(10,805)

Total Net Assets - 100.0%		$14,714,868

132	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $11,415,335)	$14,642,667
Repurchase agreements, at value (cost $83,006)	83,006

Total investments (cost $11,498,341)	14,725,673
Cash	1,476
Receivables:
Fund shares sold	393,497
Securities sold	197,879
Dividends	13,388

Total assets	15,331,913

LIABILITIES:
Payable for:
Fund shares redeemed	592,633
Management fees	10,602
Distribution and service fees	3,580
Transfer agent and administrative fees	3,118
Portfolio accounting fees	1,247
Miscellaneous	5,865

Total liabilities	617,045

NET ASSETS	$14,714,868

NET ASSETS CONSIST OF:
Paid in capital	$36,663,030
Accumulated net investment loss	(9,953)
Accumulated net realized loss on investments	(25,165,541)
Net unrealized appreciation on investments	3,227,332

Net assets	$14,714,868

INVESTOR CLASS:
Net assets	$8,030,811
Capital shares outstanding	297,885
Net asset value per share	$26.96

ADVISOR CLASS:
Net assets	$2,354,881
Capital shares outstanding	95,096
Net asset value per share	$24.76

A-CLASS:
Net assets	$1,600,059
Capital shares outstanding	63,378
Net asset value per share	$25.25

Maximum offering price per share (Net asset value divided by 95.25%)	$26.51

C-CLASS:
Net assets	$2,729,117
Capital shares outstanding	112,115
Net asset value per share	$24.34

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,268)	$136,519
Interest	16

Total investment income	136,535

EXPENSES:
Management fees	101,600
Transfer agent and administrative fees	29,882
Distribution and service fees:
Advisor Class	7,088
A-Class	2,969
C-Class	17,146
Portfolio accounting fees	11,953
Custodian fees	3,396
Trustees’ fees*	1,248
Miscellaneous	13,497

Total expenses	188,779

Net investment loss	(52,244)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	701,658

Net realized gain	701,658

Net change in unrealized appreciation (depreciation) on:
Investments	(1,537,677)

Net change in unrealized appreciation (depreciation)	(1,537,677)

Net realized and unrealized loss	(836,019)

Net decrease in net assets resulting from operations	$(888,263)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	133

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(52,244)	$(42,640)
Net realized gain (loss) on investments	701,658	(7,140,358)
Net change in unrealized appreciation (depreciation) on investments	(1,537,677)	(334,950)

Net decrease in net assets resulting from operations	(888,263)	(7,517,948)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	146,001,078	228,555,205
Advisor Class	11,497,718	27,043,322
A-Class	2,345,386	7,772,436
C-Class	53,815,378	76,303,386
Cost of shares redeemed
Investor Class	(143,034,415)	(238,376,331)
Advisor Class	(11,458,698)	(26,790,951)
A-Class	(1,836,804)	(8,264,038)
C-Class	(53,256,215)	(77,498,784)

Net increase (decrease) from capital share transactions	4,073,428	(11,255,755)

Net increase (decrease) in net assets	3,185,165	(18,773,703)

NET ASSETS:
Beginning of year	11,529,703	30,303,406

End of year	$14,714,868	$11,529,703

Accumulated net investment loss at end of year	$(9,953)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	5,515,828	9,276,996
Advisor Class	478,798	1,198,656
A-Class	91,969	337,827
C-Class	2,280,986	3,303,513
Shares redeemed
Investor Class	(5,408,959)	(10,023,188)
Advisor Class	(496,602)	(1,212,479)
A-Class	(75,967)	(372,787)
C-Class	(2,250,403)	(3,376,280)

Net increase (decrease) in shares	135,650	(867,742)

134	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.85	$23.79	$14.38	$25.21	$29.16

Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	— [b]	(.15)	.07	.06
Net gain (loss) on investments (realized and unrealized)	(.83)	4.06	9.70	(10.90)	(4.01)

Total from investment operations	(.89)	4.06	9.55	(10.83)	(3.95)

Less distributions from:
Net investment income	—	—	(.14)	—	—

Total distributions	—	—	(.14)	—	—

Net asset value, end of period	$26.96	$27.85	$23.79	$14.38	$25.21

Total Return[c]	(3.20%)	17.07%	66.51%	(42.96%)	(13.55%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,031	$5,320	$22,292	$20,990	$17,420

Ratios to average net assets:
Net investment income (loss)	(0.22%)	0.02%	(0.68%)	0.33%	0.22%
Total expenses	1.35%	1.38%	1.37%	1.38%	1.36%

Portfolio turnover rate	1,082%	1,217%	1,073%	875%	952%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$25.70	$22.05	$13.40	$23.59	$27.42

Income (loss) from investment operations:
Net investment income (loss)[a]	(.14)	(.17)	(.18)	.10	(.01)
Net gain (loss) on investments (realized and unrealized)	(.80)	3.82	8.97	(10.29)	(3.82)

Total from investment operations	(.94)	3.65	8.79	(10.19)	(3.83)

Less distributions from:
Net investment income	—	—	(.14)	—	—

Total distributions	—	—	(.14)	—	—

Net asset value, end of period	$24.76	$25.70	$22.05	$13.40	$23.59

Total Return[c]	(3.66%)	16.55%	65.70%	(43.20%)	(13.97%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,355	$2,902	$2,795	$1,139	$5,152

Ratios to average net assets:
Net investment income (loss)	(0.55%)	(0.74%)	(0.95%)	0.51%	(0.05%)
Total expenses	1.86%	1.89%	1.88%	1.90%	1.87%

Portfolio turnover rate	1,082%	1,217%	1,073%	875%	952%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	135

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$26.15	$22.37	$13.55	$23.81	$27.60

Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.10)	(.04)	.08	— [b]
Net gain (loss) on investments (realized and unrealized)	(.78)	3.88	9.00	(10.34)	(3.79)

Total from investment operations	(.90)	3.78	8.96	(10.26)	(3.79)

Less distributions from:
Net investment income	—	—	(.14)	—	—

Total distributions	—	—	(.14)	—	—

Net asset value, end of period	$25.25	$26.15	$22.37	$13.55	$23.81

Total Return[c]	(3.48%)	16.90%	66.22%	(43.09%)	(13.73%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,600	$1,239	$1,842	$561	$228

Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.42%)	(0.22%)	0.43%	—%
Total expenses	1.61%	1.64%	1.62%	1.67%	1.62%

Portfolio turnover rate	1,082%	1,217%	1,073%	875%	952%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$25.38	$21.87	$13.40	$23.70	$27.68

Income (loss) from investment operations:
Net investment loss[a]	(.29)	(.24)	(.24)	(.16)	(.20)
Net gain (loss) on investments (realized and unrealized)	(.75)	3.75	8.85	(10.14)	(3.78)

Total from investment operations	(1.04)	3.51	8.61	(10.30)	(3.98)

Less distributions from:
Net investment income	—	—	(.14)	—	—

Total distributions	—	—	(.14)	—	—

Net asset value, end of period	$24.34	$25.38	$21.87	$13.40	$23.70

Total Return[c]	(4.10%)	16.05%	64.35%	(43.46%)	(14.38%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,729	$2,069	$3,375	$2,186	$845

Ratios to average net assets:
Net investment loss	(1.24%)	(1.04%)	(1.31%)	(0.79%)	(0.73%)
Total expenses	2.35%	2.39%	2.38%	2.40%	2.38%

Portfolio turnover rate	1,082%	1,217%	1,073%	875%	952%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

136	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT	137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Utilities outperformed the broad market during the 12 months, as investors flocked to this more defensive, low-beta sector during the economic uncertainty of 2011. But as markets rebounded in the first quarter of 2012, this sector languished, given its record valuations. The sector continues to benefit from low natural gas and coal prices and low long-term bond yields.

For the one-year period ended March 31, 2012, Utilities Fund Investor Class returned 9.44%, compared with 14.82% for the S&P 500® Utilities Index*.

Within the sector, electric utilities, 45% of the portfolio weight, provided the largest contribution to performance. The multi-utilities segment, a third of the portfolio weight, was next. Lightly weighted industries, including independent power producers and oil gas & consumable fuels, detracted from performance for the period.

Southern Co., FirstEnergy Corp. and Duke Energy Corp. were among the Fund’s best-performing stocks over the one-year period, while National Fuel Gas Co., NRG Energy, Inc. and Energen Corp. were among the weakest performers.

*S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
Advisor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Southern Co.	3.7%
Exelon Corp.	3.4%
Dominion Resources, Inc.	3.2%
Duke Energy Corp.	3.1%
NextEra Energy, Inc.	3.0%
FirstEnergy Corp.	2.6%
American Electric Power Company, Inc.	2.5%
PG&E Corp.	2.5%
Consolidated Edison, Inc.	2.4%
PPL Corp.	2.4%

Top Ten Total	28.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

138	THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	10 Year
Investor Class Shares	9.44%	1.32%	4.25%
Advisor Class Shares	8.90%	0.83%	3.70%
C-Class Shares	8.28%	0.30%	3.18%
C-Class Shares with CDSC†	7.28%	0.30%	3.18%
S&P 500 Index	8.54%	2.01%	4.12%
S&P 500 Utilities Index	14.82%	1.55%	5.89%

	1 Year	5 Year	Since Inception (09/01/04)
A-Class Shares	9.16%	1.08%	6.81%
A-Class Shares with sales charge‡	3.99%	0.10%	6.12%
S&P 500 Index	8.54%	2.01%	5.41%
S&P 500 Utilities Index	14.82%	1.55%	8.74%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT	139

SCHEDULE OF INVESTMENTS	March 31, 2012

UTILITIES FUND

	SHARES	VALUE
COMMON STOCKS† - 99.1%
Electric Utilities - 43.4%
Southern Co.	49,623	$2,229,560
Exelon Corp.	52,398	2,054,525
Duke Energy Corp.	89,455	1,879,450
NextEra Energy, Inc.	29,497	1,801,677
FirstEnergy Corp.	34,343	1,565,697
American Electric Power Company, Inc.	39,622	1,528,617
PPL Corp.	51,184	1,446,460
Progress Energy, Inc.	26,507	1,407,787
Edison International	31,070	1,320,786
Entergy Corp.	18,139	1,218,941
Northeast Utilities	24,603	913,263
Pinnacle West Capital Corp.	17,059	817,126
Cia Energetica de Minas Gerais ADR	33,619	799,460
Pepco Holdings, Inc.	38,818	733,272
ITC Holdings Corp.	9,093	699,615
N.V. Energy, Inc.	43,286	697,770
Westar Energy, Inc.	24,001	670,348
Great Plains Energy, Inc.	29,114	590,141
Cleco Corp.	13,974	554,069
Hawaiian Electric Industries, Inc.	21,782	552,174
IDACORP, Inc.	12,423	510,834
Portland General Electric Co.	19,472	486,411
UIL Holdings Corp.	13,470	468,217
PNM Resources, Inc.	23,516	430,343
Unisource Energy Corp.	11,489	420,153
El Paso Electric Co.	12,537	407,327

Total Electric Utilities		26,204,023

Multi-Utilities -37.0%
Dominion Resources, Inc.	37,564	1,923,652
PG&E Corp.	34,601	1,502,029
Consolidated Edison, Inc.	25,220	1,473,352
Public Service Enterprise Group, Inc.	46,075	1,410,356
Sempra Energy	22,636	1,357,255
Xcel Energy, Inc.	48,072	1,272,466
DTE Energy Co.	19,699	1,084,036
CenterPoint Energy, Inc.	52,757	1,040,368
Wisconsin Energy Corp.	28,955	1,018,637
Ameren Corp.	31,004	1,010,110
NiSource, Inc.	38,850	945,998
SCANA Corp.	19,161	873,933
CMS Energy Corp.	38,564	848,408
OGE Energy Corp.	15,241	815,394
NSTAR	16,458	800,353
Alliant Energy Corp.	18,041	781,536
MDU Resources Group, Inc.	32,718	732,556
Integrys Energy Group, Inc.	13,557	718,385
TECO Energy, Inc.	39,209	688,118
National Grid plc ADR	12,500	631,000

	SHARES	VALUE
Vectren Corp.	18,922	$549,873
Avista Corp.	17,138	438,390
Black Hills Corp.	12,879	431,833

Total Multi-Utilities		22,348,038

Gas Utilities - 10.6%
ONEOK, Inc.	12,543	1,024,262
AGL Resources, Inc.	19,405	761,064
National Fuel Gas Co.	14,520	698,702
Questar Corp.	33,762	650,256
UGI Corp.	22,652	617,267
Atmos Energy Corp.	19,168	603,025
Piedmont Natural Gas Company, Inc.	16,945	526,481
WGL Holdings, Inc.	12,623	513,756
Southwest Gas Corp.	11,625	496,853
New Jersey Resources Corp.	10,850	483,585

Total Gas Utilities		6,375,251

Independent Power Producers & Energy Traders - 4.6%
AES Corp.*	85,138	1,112,754
Calpine Corp.*	58,991	1,015,235
NRG Energy, Inc.*	41,355	648,033

Total Independent Power Producers & Energy Traders		2,776,022

Water Utilities - 3.5%
American Water Works Company, Inc.	25,665	873,380
Cia de Saneamento Basico do Estado de Sao Paulo ADR	8,210	629,050
Aqua America, Inc.	28,172	627,954

Total Water Utilities		2,130,384

Total Common Stocks (Cost $50,169,239)		59,833,718

	FACE AMOUNT
REPURCHASE AGREEMENT††,1 - 0.2%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$147,326	147,326

Total Repurchase Agreement (Cost $147,326)		147,326

Total Investments - 99.3% (Cost $50,316,565)		$59,981,044

Other Assets & Liabilities, net - 0.7%		395,845

Total Net Assets - 100.0%		$60,376,889

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

140	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $50,169,239)	$59,833,718
Repurchase agreements, at value (cost $147,326)	147,326

Total investments (cost $50,316,565)	59,981,044
Receivables:
Fund shares sold	1,089,793
Dividends	147,845

Total assets	61,218,682

LIABILITIES:
Payable for:
Fund shares redeemed	752,059
Management fees	37,996
Distribution and service fees	11,342
Transfer agent and administrative fees	11,175
Portfolio accounting fees	4,470
Miscellaneous	24,751

Total liabilities	841,793

NET ASSETS	$60,376,889

NET ASSETS CONSIST OF:
Paid in capital	$63,345,227
Undistributed net investment income	542,275
Accumulated net realized loss on investments	(13,175,092)
Net unrealized appreciation on investments	9,664,479

Net assets	$60,376,889

INVESTOR CLASS:
Net assets	$37,468,843
Capital shares outstanding	1,286,118
Net asset value per share	$29.13

ADVISOR CLASS:
Net assets	$8,035,603
Capital shares outstanding	296,571
Net asset value per share	$27.10

A-CLASS:
Net assets	$7,911,678
Capital shares outstanding	285,691
Net asset value per share	$27.69

Maximum offering price per share (Net asset value divided by 95.25%)	$29.07

C-CLASS:
Net assets	$6,960,765
Capital shares outstanding	275,008
Net asset value per share	$25.31

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,110)	$2,094,251
Interest	40

Total investment income	2,094,291

EXPENSES:
Management fees	448,770
Transfer agent and administrative fees	131,991
Distribution and service fees:
Advisor Class	35,099
A-Class	22,356
C-Class	60,159
Portfolio accounting fees	52,796
Custodian fees	14,565
Trustees’ fees*	3,021
Tax expense	5,686
Miscellaneous	53,206

Total expenses	827,649

Net investment income	1,266,642

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,259,840)

Net realized loss	(3,259,840)

Net change in unrealized appreciation (depreciation) on:
Investments	3,867,455

Net change in unrealized appreciation (depreciation)	3,867,455

Net realized and unrealized gain	607,615

Net increase in net assets resulting from operations	$1,874,257

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	141

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,266,642	$1,391,199
Net realized gain (loss) on investments	(3,259,840)	373,049
Net change in unrealized appreciation (depreciation) on investments	3,867,455	1,578,780

Net increase in net assets resulting from operations	1,874,257	3,343,028

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(570,365)	(705,132)
Advisor Class	(54,402)	(226,210)
A-Class	(183,282)	(134,548)
C-Class	(110,178)	(413,324)

Total distributions to shareholders	(918,227)	(1,479,214)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
Investor Class	338,234,668	323,523,204
Advisor Class	87,974,041	51,448,065
A-Class	24,133,839	11,412,994
C-Class	76,501,438	119,886,227
Distributions reinvested
Investor Class	471,912	681,476
Advisor Class	45,467	219,223
A-Class	174,040	94,343
C-Class	103,815	371,617
Cost of shares redeemed
Investor Class	(310,540,659)	(325,638,244)
Advisor Class	(81,379,607)	(51,854,302)
A-Class	(20,137,942)	(10,071,727)
C-Class	(74,769,209)	(123,450,180)

Net increase (decrease) from capital share transactions	40,811,803	(3,377,304)

Net increase (decrease) in net assets	41,767,833	(1,513,490)
NET ASSETS:
Beginning of year	18,609,056	20,122,546

End of year	$60,376,889	$18,609,056

Undistributed net investment income at end of year	$542,275	$188,174

CAPITAL SHARE ACTIVITY:
Shares sold
Investor Class	12,034,044	12,458,666
Advisor Class	3,319,631	2,121,840
A-Class	900,431	468,693
C-Class	3,120,067	5,265,040
Shares issued from reinvestment of distributions
Investor Class	17,123	27,270
Advisor Class	1,771	9,364
A-Class	6,638	3,956
C-Class	4,322	16,853
Shares redeemed
Investor Class	(11,110,513)	(12,540,196)
Advisor Class	(3,073,927)	(2,132,698)
A-Class	(749,118)	(417,328)
C-Class	(3,049,349)	(5,410,845)

Net increase (decrease) in shares	1,421,120	(129,385)

142	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$27.00	$24.80	$20.56	$29.29	$31.89

Income (loss) from investment operations:
Net investment income[a]	.73	.86	.61	.72	.51
Net gain (loss) on investments (realized and unrealized)	1.80	2.96	4.85	(9.32)	(2.31)

Total from investment operations	2.53	3.82	5.46	(8.60)	(1.80)

Less distributions from:
Net investment income	(.40)	(1.62)	(1.22)	(.13)	(.80)

Total distributions	(.40)	(1.62)	(1.22)	(.13)	(.80)

Net asset value, end of period	$29.13	$27.00	$24.80	$20.56	$29.29

Total Return[b]	9.44%	15.94%	26.58%	(29.40%)	(5.88%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,469	$9,328	$9,912	$10,348	$11,242

Ratios to average net assets:
Net investment income	2.59%	3.35%	2.49%	2.90%	1.57%
Total expenses	1.35%	1.37%	1.39%	1.39%	1.39%

Portfolio turnover rate	549%	800%	758%	684%	375%

Advisor Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$25.26	$23.40	$19.56	$28.00	$30.65

Income (loss) from investment operations:
Net investment income[a]	.56	.62	.47	.63	.32
Net gain (loss) on investments (realized and unrealized)	1.68	2.86	4.59	(8.94)	(2.17)

Total from investment operations	2.24	3.48	5.06	(8.31)	(1.85)

Less distributions from:
Net investment income	(.40)	(1.62)	(1.22)	(.13)	(.80)

Total distributions	(.40)	(1.62)	(1.22)	(.13)	(.80)

Net asset value, end of period	$27.10	$25.26	$23.40	$19.56	$28.00

Total Return[b]	8.90%	15.43%	25.89%	(29.72%)	(6.28%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,036	$1,240	$1,184	$5,939	$2,960

Ratios to average net assets:
Net investment income	2.11%	2.53%	2.07%	2.72%	1.02%
Total expenses	1.84%	1.87%	1.88%	1.90%	1.88%

Portfolio turnover rate	549%	800%	758%	684%	375%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT	143

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$25.75	$23.77	$19.80	$28.27	$30.87

Income (loss) from investment operations:
Net investment income[a]	.67	.54	.65	.54	.42
Net gain (loss) on investments (realized and unrealized)	1.67	3.06	4.54	(8.88)	(2.22)

Total from investment operations	2.34	3.60	5.19	(8.34)	(1.80)

Less distributions from:
Net investment income	(.40)	(1.62)	(1.22)	(.13)	(.80)

Total distributions	(.40)	(1.62)	(1.22)	(.13)	(.80)

Net asset value, end of period	$27.69	$25.75	$23.77	$19.80	$28.27

Total Return[b]	9.16%	15.70%	26.24%	(29.54%)	(6.07%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,912	$3,289	$1,721	$1,489	$3,032

Ratios to average net assets:
Net investment income	2.47%	2.23%	2.81%	2.15%	1.38%
Total expenses	1.60%	1.63%	1.64%	1.64%	1.63%

Portfolio turnover rate	549%	800%	758%	684%	375%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$23.76	$22.21	$18.71	$26.93	$29.66

Income (loss) from investment operations:
Net investment income[a]	.42	.39	.39	.32	.18
Net gain (loss) on investments (realized and unrealized)	1.53	2.78	4.33	(8.41)	(2.11)

Total from investment operations	1.95	3.17	4.72	(8.09)	(1.93)

Less distributions from:
Net investment income	(.40)	(1.62)	(1.22)	(.13)	(.80)

Total distributions	(.40)	(1.62)	(1.22)	(.13)	(.80)

Net asset value, end of period	$25.31	$23.76	$22.21	$18.71	$26.93

Total Return[b]	8.28%	14.85%	25.24%	(30.08%)	(6.77%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,961	$4,751	$7,306	$4,127	$8,934

Ratios to average net assets:
Net investment income	1.70%	1.72%	1.77%	1.31%	0.60%
Total expenses	2.35%	2.38%	2.39%	2.39%	2.38%

Portfolio turnover rate	549%	800%	758%	684%	375%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

144	THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the“1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At March 31, 2012, the Trust consisted of fifty-seven separate funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports. Only A-Class, C-Class, Advisor Class and Investor Class had been issued in the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion

THE RYDEX FUNDS ANNUAL REPORT	145

NOTES TO FINANCIAL STATEMENTS (continued)

of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

E. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

G. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, RDL will receive shareholder servicing fees from the Trust at an annual rate not to exceed 0.25% of average daily net assets. RDL, in turn, will pay the Service Provider out of its fees.

146	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2012, RDL retained sales charges of $404,264 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2012, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Biotechnology Fund	$543,006
Electronics Fund	21,975,263
Energy Services Fund	10,710,084
Leisure Fund	76,092
Precious Metals Fund	11,129,255
Retailing Fund	537,464
Transportation Fund	1,263,341

The tax character of distributions paid during the year ended March 31, 2012 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$8,682	$—	$8,682
Basic Materials Fund	—	—	—
Biotechnology Fund	—	—	—
Consumer Products Fund	3,934,423	—	3,934,423
Electronics Fund	—	—	—
Energy Fund	—	—	—

THE RYDEX FUNDS ANNUAL REPORT	147

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Energy Services Fund	$—	$—	$—
Financial Services Fund	5,633	—	5,633
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	601,515	—	601,515
Retailing Fund	16,042	—	16,042
Technology Fund	—	—	—
Telecommunications Fund	169,346	—	169,346
Transportation Fund	—	—	—
Utilities Fund	918,227	—	918,227

The tax character of distributions paid during the year ended March 31, 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$53,770	$—	$53,770
Basic Materials Fund	304,954	—	304,954
Biotechnology Fund	—	—	—
Consumer Products Fund	12,587,568	—	12,587,568
Electronics Fund	—	—	—
Energy Fund	92,412	—	92,412
Energy Services Fund	—	—	—
Financial Services Fund	128,968	—	128,968
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	132,213	—	132,213
Retailing Fund	50,077	—	50,077
Technology Fund	—	—	—
Telecommunications Fund	95,855	—	95,855
Transportation Fund	—	—	—
Utilities Fund	1,479,214	—	1,479,214

(Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.)

The tax character of distributable earnings/(accumulated losses) at March 31, 2012 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward[1]
Banking Fund	$82,877	$—	$(249,317)	$(20,850,464)
Basic Materials Fund	27,822	—	13,835,582	(20,919,929)
Biotechnology Fund	—	—	34,882,579	(52,808,590)
Consumer Products Fund	—	—	20,105,436	—
Electronics Fund	—	—	650,744	(26,029,022)
Energy Fund	—	—	16,762,847	(8,027,835)
Energy Services Fund	—	—	21,438,313	(32,553,425)
Financial Services Fund	103,876	—	1,370,543	(3,941,335)
Health Care Fund	—	—	6,877,479	(5,045,284)
Internet Fund	—	113,384	2,260,073	—
Leisure Fund	24,145	—	1,765,487	(4,786,974)
Precious Metals Fund	—	5,526,266	35,676,357	—
Retailing Fund	—	—	2,953,762	(3,653,724)
Technology Fund	—	—	6,075,848	(15,013,853)
Telecommunications Fund	87,671	—	3,637	(3,039,034)
Transportation Fund	—	—	863,104	(22,801,313)
Utilities Fund	542,275	—	3,491,323	(6,385,917)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

148	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

Fund	Expires in 2013	Expires in 2014	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Expires in 2019	Unlimited		Total Capital Loss Carryforward
								Short-Term	Long-Term
Banking Fund	$—	$(214,478)	$—	$(311,892)	$(1,809,926)	$(16,385,824)	$(912,723)	$(531,127)	$(684,494)	$(20,850,464)
Basic Materials Fund	—	—	—	—	(6,151,760)	(8,009,421)	—	(6,758,748)	—	(20,919,929)
Biotechnology Fund	(52,808,590)	—	—	—	—	—	—	—	—	(52,808,590)
Consumer Products Fund	—	—	—	—	—	—	—	—	—	—
Electronics Fund	(6,480,667)	(2,395,860)	(5,495,145)	(1,900,883)	(6,118,835)	—	(3,055,204)	(582,428)	—	(26,029,022)
Energy Fund	—	—	—	—	—	(7,008,326)	—	(1,019,509)	—	(8,027,835)
Energy Services Fund	—	—	—	—	(26,850,596)	(5,702,829)	—	—	—	(32,553,425)
Financial Services Fund	—	—	—	—	(3,098,998)	(417,729)	—	(412,582)	(12,026)	(3,941,335)
Health Care Fund	—	—	—	—	(676,233)	(3,281,101)	—	(842,240)	(245,710)	(5,045,284)
Internet Fund	—	—	—	—	—	—	—	—	—	—
Leisure Fund	(353,498)	(1,914,441)	—	—	(652,027)	(586,133)	—	(1,280,875)	—	(4,786,974)
Precious Metals Fund	—	—	—	—	—	—	—	—	—	—
Retailing Fund	(464,755)	—	—	—	(3,188,969)	—	—	—	—	(3,653,724)
Technology Fund	(5,462,751)	(3,582,117)	—	—	(5,077,190)	—	—	(891,795)	—	(15,013,853)
Telecommunications Fund	(618,538)	—	—	—	(1,745,552)	—	—	(470,561)	(204,383)	(3,039,034)
Transportation Fund	(894,874)	—	—	—	(795,900)	(13,907,033)	(6,866,455)	(337,051)	—	(22,801,313)
Utilities Fund	—	—	—	—	(1,315,205)	(3,228,655)	(1,841,534)	—	(523)	(6,385,917)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Banking Fund	$(208)	$—	$208
Basic Materials Fund	(5,500)	34,681	(29,181)
Biotechnology Fund	(347,368)	523,305	(175,937)
Consumer Products Fund	3,671,871	(1,504,930)	(2,166,941)
Electronics Fund	(23,723,564)	26,104	23,697,460
Energy Fund	—	847	(847)
Energy Services Fund	(1,943,550)	385,105	1,558,445
Financial Services Fund	(6,236)	441	5,795
Health Care Fund	(33,482)	33,481	1
Internet Fund	19,309,525	115,563	(19,425,088)
Leisure Fund	(76,092)	—	76,092
Precious Metals Fund	(886,497)	1,169,943	(283,446)
Retailing Fund	151,939	13,269	(165,208)
Technology Fund	(21,355)	21,355	—
Telecommunications Fund	(211)	211	—
Transportation Fund	(1,305,633)	42,291	1,263,342
Utilities Fund	(5,686)	5,686	—

THE RYDEX FUNDS ANNUAL REPORT	149

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Banking Fund	$37,444,986	$235,422	$(484,739)	$(249,317)
Basic Materials Fund	46,240,237	14,476,127	(640,545)	13,835,582
Biotechnology Fund	74,416,254	35,447,566	(564,987)	34,882,579
Consumer Products Fund	183,493,710	21,020,097	(914,661)	20,105,436
Electronics Fund	7,010,557	687,931	(37,187)	650,744
Energy Fund	54,122,437	17,648,046	(885,200)	16,762,846
Energy Services Fund	38,288,718	21,836,536	(398,223)	21,438,313
Financial Services Fund	24,280,273	1,393,981	(23,438)	1,370,543
Health Care Fund	42,864,757	6,949,769	(72,290)	6,877,479
Internet Fund	6,124,091	2,270,599	(10,526)	2,260,073
Leisure Fund	14,394,777	1,854,719	(89,232)	1,765,487
Precious Metals Fund	86,511,471	36,692,101	(1,015,744)	35,676,357
Retailing Fund	45,110,775	3,245,240	(291,478)	2,953,762
Technology Fund	26,418,207	6,159,042	(83,194)	6,075,848
Telecommunications Fund	9,403,172	93,190	(89,553)	3,637
Transportation Fund	13,862,569	961,016	(97,912)	863,104
Utilities Fund	56,489,721	3,653,898	(162,575)	3,491,323

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2012, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2012:

Fund	Ordinary	Capital
Banking Fund	$—	$(70,773)
Basic Materials Fund	—	(1,463,762)
Electronics Fund	(14,534)	(438,383)
Energy Fund	(2,890)	(3,209,296)
Energy Services Fund	(35,120)	—
Financial Services	—	(24,928)
Health Care Fund	—	(48,764)
Internet Fund	(50,568)	—
Precious Metals Fund	(2,059)	—
Retailing Fund	(18,867)	(85,226)
Technology Fund	(82,903)	(60,030)
Telecommunications Fund	—	(75,316)
Transportation Fund	(9,953)	—
Utilities Fund	—	(616,019)

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

150	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2012:

Fund	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Banking Fund	$36,881,648	$314,021	$—	$37,195,669
Basic Materials Fund	59,791,732	284,087	—	60,075,819
Biotechnology Fund	108,587,011	711,822	—	109,298,833
Consumer Products Fund	202,353,095	1,246,051	—	203,599,146
Electronics Fund	7,614,205	47,096	—	7,661,301
Energy Fund	70,488,456	396,827	—	70,885,283
Energy Services Fund	59,354,940	372,091	—	59,727,031
Financial Services Fund	25,541,507	109,309	—	25,650,816
Health Care Fund	49,488,550	253,686	—	49,742,236
Internet Fund	8,332,454	51,710	—	8,384,164
Leisure Fund	16,057,115	103,149	—	16,160,264
Precious Metals Fund	121,522,968	664,860	—	122,187,828
Retailing Fund	47,074,309	990,228	—	48,064,537
Technology Fund	32,279,155	214,900	—	32,494,055
Telecommunications Fund	9,365,293	41,516	—	9,406,809
Transportation Fund	14,642,667	83,006	—	14,725,673
Utilities Fund	59,833,718	147,326	—	59,981,044

For the year ended March 31, 2012, there were no transfers between levels.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2012:

LEVEL 3 - Fair value measurement using significant unobservable inputs

Securities
Biotechnology
Assets:
Beginning Balance	$—
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	—
Issuances	—

Ending Balance	$—

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2012, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group 0.01% Due 04/02/12	$57,898,514	$57,898,562	U.S. Treasury Note 1.375% 11/30/2015	$57,159,300	$59,056,509

THE RYDEX FUNDS ANNUAL REPORT	151

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Securities Transactions

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
Banking Fund	$91,151,779	$68,162,068
Basic Materials Fund	180,779,104	216,492,352
Biotechnology Fund	361,805,946	321,642,452
Consumer Products Fund	617,016,820	497,798,949
Electronics Fund	115,757,580	119,398,993
Energy Fund	253,334,152	298,945,228
Energy Services Fund	166,323,434	279,480,863
Financial Services Fund	155,600,271	141,945,748
Health Care Fund	274,703,892	253,543,458
Internet Fund	56,153,782	69,255,331
Leisure Fund	72,930,467	60,916,388
Precious Metals Fund	373,795,719	430,168,484
Retailing Fund	179,653,498	143,431,191
Technology Fund	139,685,694	152,228,892
Telecommunications Fund	82,575,918	123,729,217
Transportation Fund	159,060,277	155,049,217
Utilities Fund	339,267,375	298,508,221

7. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2012. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2012. The Funds did not have any borrowings under this agreement at March 31, 2012.

The following table illustrates the average daily balance borrowed for the year ended March 31, 2012:

Fund	Average Daily Balance
Banking Fund	$5,470
Basic Materials Fund	20,077
Biotechnology Fund	684,661
Consumer Products Fund	107,008
Electronics Fund	4,678
Energy Fund	104,437
Energy Services Fund	163,107
Financial Services Fund	21,429
Health Care Fund	98,396
Internet Fund	13,645
Leisure Fund	1,273
Precious Metals Fund	18,885
Retailing Fund	8,650
Technology Fund	13,240
Telecommunications Fund	8,814
Transportation Fund	27,708
Utilities Fund	66,921

152	THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

8. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Series Funds also has been named as a defendant in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500 Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $ 1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT	153

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2012

154	THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2012, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Consumer Products Fund	14.81%
Financial Services Fund	100.00%
Precious Metals Fund	100.00%
Retailing Fund	100.00%
Telecommunications Fund	89.98%
Utilities Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
Banking Fund	100.00%
Consumer Products Fund	14.55%
Financial Services Fund	100.00%
Precious Metals Fund	100.00%
Retailing Fund	100.00%
Telecommunications Fund	89.35%
Utilities Fund	92.17%

With respect to the taxable year ended March 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Consumer Products Fund	Internet Fund
From long-term capital gains, using proceeds from shareholder redemptions:	$327,245	$5,236,352

For the fiscal year ending March 31, 2012, Precious Metals Fund earned gross income derived from foreign sources totaling $777,152. The Precious Metals Fund paid foreign taxes totaling $82,223 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calendar year. The Funds will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT	155

OTHER INFORMATION (Unaudited) (continued)

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Banking Fund	93,811	1,088	2,098
Basic Materials Fund	603,291	18,611	29,856
Biotechnology Fund	1,377,342	40,566	39,915
Consumer Products Fund	1,659,544	47,951	54,711
Electronics Fund	64,181	868	5,328
Energy Fund	1,242,632	23,894	46,257
Energy Services Fund	517,806	19,142	10,373
Financial Services Fund	40,806	842	660
Health Care Fund	696,833	36,241	11,894
Internet Fund	104,773	5,715	1,976
Leisure Fund	54,501	519	810
Precious Metals Fund	880,530	46,134	21,944
Retailing Fund	368,764	6,934	6,278
Technology Fund	549,155	13,372	6,267
Telecommunications Fund	184,033	8,634	563
Transportation Fund	100,569	3,469	5,521
Utilities Fund	1,558,681	61,483	49,694

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	1,443,600,903	For	1,444,213,017	For	1,444,422,997
Withhold	23,402,732	Withhold	22,790,618	Withhold	22,580,638
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	1,445,255,754	For	1,443,668,595	For	1,445,494,273
Withhold	21,747,881	Withhold	23,335,040	Withhold	21,509,362
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	1,444,219,448	For	1,445,357,773	For	1,443,486,735
Withhold	22,784,187	Withhold	21,645,862	Withhold	23,516,900
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. Although shareholder votes were placed, not enough votes were received to meet the minimum requirements to constitute a majority vote. As such, the matter was closed.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

156	THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. The Transaction closed on February 29, 2012.

The Transaction should not result in material changes to the day-to-day management and operation of the Fund or any increase in fees.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

THE RYDEX FUNDS ANNUAL REPORT	157

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	148
Trustee, President (1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	148
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	148
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	148
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1941)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	148
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	148
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

158	THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Patrick T. McCarville	Rydex Series Funds – 1997	148
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

Roger Somers	Rydex Series Funds – 1993	148
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Michael P. Byrum* Vice President (1970)

Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002- 2010), Executive Vice President (2002- 2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008- 2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003-2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009), Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009).

THE RYDEX FUNDS ANNUAL REPORT	159

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Amy J. Lee* Vice President and Assistant Secretary (1960)

Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007- 2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010- 2011); Brecek and Young Advisors, Inc., Director (2004- 2008)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a) (19) of the 1940 Act, inasmuch as this person is affiliated with Security Global Investors.

160	THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of

THE RYDEX FUNDS ANNUAL REPORT	161

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

162	THE RYDEX FUNDS ANNUAL REPORT

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RSECF-ANN-2-0312x0313

GUGGENHEIM ALTERNATIVES FUNDS

GUGGENHEIM U.S. LONG SHORT MOMENTUM FUND

GUGGENHEIM ALTERNATIVE STRATEGIES ALLOCATION FUND

GUGGENHEIM EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

GUGGENHEIM LONG SHORT EQUITY STRATEGY FUND

GUGGENHEIM LONG SHORT INTEREST RATE STRATEGY FUND

RYDEX INTERNATIONAL EQUITY FUNDS

RYDEX EMERGING MARKETS 2x STRATEGY FUND

RYDEX INVERSE EMERGING MARKETS 2x STRATEGY FUND

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT	1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

A restructuring of Greece’s massive debt, continued accommodation by the world’s major central banks and better news on the U.S. economy helped support financial markets over the fiscal year ended March 31, 2012, with the S&P 500® Index* rising about 9%. Market optimism peaked in early 2012, when several major equity indices pushed to the highest levels in four years or more. But the mood grew more cautious late in the period after the Federal Reserve (“the Fed”) expressed views that continued weakness in housing and employment may pose a risk to the strength of the recovery.

U.S. equities experienced big intra-year swings. Markets swooned by nearly 20% last summer amid the loss of the U.S. AAA credit rating, the end of the Fed’s second round of quantitative easing and rising oil prices. But after touching the year’s low in early October, improving U.S. economic data and European Central Bank’s injections of three-year loans into the continent’s banking system helped markets make up lost ground, which carried over into a strong first quarter of 2012.

Among the upbeat U.S. economic reports in recent months: more than 600,000 jobs have been added since the beginning of 2012; house prices have fallen enough to start to spur demand, lifting sales and new construction; and the U.S. GDP expanded at an annual rate of 3% in the fourth quarter of 2011, its strongest rate in a year and a half. Consumer confidence climbed in March to its highest level in a year.

While acknowledging the good news, the Fed warned that policymakers cannot be sure the recent pace of improvement will be sustained unless growth picks up. To foster growth, the Fed has said it will leave its key interest rate close to zero at least through 2014, despite arguments by some Fed officials and investors that the Fed may have to consider raising rates much earlier than that to prevent inflation. For now, the Fed’s leadership appears to be committed to keeping rates low, thus reducing borrowing costs for businesses and consumers. Consumer spending remains sluggish, and lackluster forecasts for first-quarter corporate profits were a reminder that the economic recovery remains fragile.

The world’s leading central bankers have continued to take steps to recharge the global economy. Greece’s debt restructuring enabled a new international bailout, while an injection of liquidity from the European Central Bank lessened financial stresses across the continent and contributed to improvement in global financial markets. However, March manufacturing gauges indicated that the eurozone has entered a period of economic contraction, meaning that policy makers may need to do more to revive economic growth across the region. The Bank of England and the Bank of Japan have also increased asset-buying programs. In China, recent strong factory data eased fears that a hard landing could wreak havoc on the global economy. The country cut its annual growth target to 7.5%, as its policymakers are trying to shift the country away from investment and exports and to greater domestic consumption.

Improvement in the U.S. economy is luring investors from ultra-safe, but often low-yielding assets. Falling U.S. Treasury bond prices, for example, boosted yields from a 70-year low last fall to a recent range of around 2% for the 10-year note. After outperforming equities for much of the past decade, and drawing heavy asset flows, many analysts are cautious about certain fixed-income sectors, particularly government debt, as the economy improves and the potential grows for a rise in interest rates. Investment-grade and higher-yielding corporates, however, are expected to continue to outperform.

Likewise, commodities, which had been slumping since mid-2011 due to slowing economic activity and the European debt crisis, rebounded in early 2012 on stronger macroeconomic data, with the price of a barrel of oil surging from last October’s $77 to a peak of $113 in late February. Investors also have been shifting out of gold to assets with greater return potential; after peaking at nearly $2,000 last summer, the price per ounce has fallen back to around $1,600.

2	THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

The U.S. economy seems to be decoupling from slowing growth in the rest of the world and from ongoing uncertainty in the European debt crisis, as well as the domestic debate over tax and spending policy. In this resiliency, we see potential in U.S. investments, including equities, high yield bonds, bank loans and other risk assets. It appears that the U.S. may have entered a period of self-sustaining, if modest, economic expansion, driven primarily by the aggressive monetary policy of the Fed and reinforced by the ECB, and is increasingly becoming the economic locomotive of the global economy.

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Donald C. Cacciapaglia

President

*S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888

The referenced funds are distributed by Rydex Distributors, LLC. Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC, which includes Security Investors, LLC, the investment advisor to the referenced funds. Rydex Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT	3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example Of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) per share increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark. On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

4	THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2011 and ending March 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT	5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]

U.S. Long Short Momentum Fund
A-Class	1.64%	12.07%	$1,000.00	$1,120.70	$8.69
C-Class	2.39%	11.71%	1,000.00	1,117.10	12.65
H-Class	1.64%	12.11%	1,000.00	1,121.10	8.70
Institutional Class[5]	1.36%	7.59%	1,000.00	1,075.90	4.71

Alternative Strategies Allocation Fund[4]
A-Class	0.00%	4.85%	1,000.00	1,048.50	—
C-Class	0.75%	4.49%	1,000.00	1,044.90	3.83
H-Class	0.00%	4.85%	1,000.00	1,048.50	—

Event Driven and Distressed Strategies Fund
A-Class	1.80%	10.48%	1,000.00	1,104.80	9.47
C-Class	2.56%	10.03%	1,000.00	1,100.30	13.44
H-Class	1.81%	10.48%	1,000.00	1,104.80	9.52
Institutional Class	1.57%	10.61%	1,000.00	1,106.10	8.27

Long Short Equity Strategy Fund
A-Class	2.41%	11.15%	1,000.00	1,111.50	12.72
C-Class	3.30%	10.72%	1,000.00	1,107.20	17.38
H-Class	2.54%	11.15%	1,000.00	1,111.50	13.41
Institutional Class	2.23%	11.28%	1,000.00	1,112.80	11.78

Long Short Interest Rate Strategy Fund
A-Class	1.49%	0.63%	1,000.00	1,006.30	7.47
C-Class	2.24%	0.26%	1,000.00	1,002.60	11.21
H-Class	1.49%	0.63%	1,000.00	1,006.30	7.47
Institutional Class	1.24%	0.76%	1,000.00	1,007.60	6.22

Emerging Markets 2x Strategy Fund
A-Class	1.67%	35.14%	1,000.00	1,351.40	9.82
C-Class	2.44%	34.92%	1,000.00	1,349.20	14.33
H-Class	1.67%	35.37%	1,000.00	1,353.70	9.83

Inverse Emerging Markets 2x Strategy Fund
A-Class	1.68%	(37.97%)	1,000.00	620.30	6.81
C-Class	2.42%	(36.52%)	1,000.00	634.80	9.89
H-Class	1.68%	(37.93%)	1,000.00	620.70	6.81

6	THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)

U.S. Long Short Momentum Fund
A-Class	1.64%	5.00%	$1,000.00	$1,016.80	$8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Institutional Class	1.36%	5.00%	1,000.00	1,018.20	6.86

Alternative Strategies Allocation Fund[4]
A-Class	0.00%	5.00%	1,000.00	1,025.00	—
C-Class	0.75%	5.00%	1,000.00	1,021.25	3.79
H-Class	0.00%	5.00%	1,000.00	1,025.00	—

Event Driven and Distressed Strategies Fund
A-Class	1.80%	5.00%	1,000.00	1,016.00	9.07
C-Class	2.56%	5.00%	1,000.00	1,012.20	12.88
H-Class	1.81%	5.00%	1,000.00	1,015.95	9.12
Institutional Class	1.57%	5.00%	1,000.00	1,017.15	7.92

Long Short Equity Strategy Fund
A-Class	2.41%	5.00%	1,000.00	1,012.95	12.13
C-Class	3.30%	5.00%	1,000.00	1,008.50	16.57
H-Class	2.54%	5.00%	1,000.00	1,012.30	12.78
Institutional Class	2.23%	5.00%	1,000.00	1,013.85	11.23

Long Short Interest Rate Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.24%	5.00%	1,000.00	1,013.80	11.28
H-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
Institutional Class	1.24%	5.00%	1,000.00	1,018.80	6.26

Emerging Markets 2x Strategy Fund
A-Class	1.67%	5.00%	1,000.00	1,016.65	8.42
C-Class	2.44%	5.00%	1,000.00	1,012.80	12.28
H-Class	1.67%	5.00%	1,000.00	1,016.65	8.42

Inverse Emerging Markets 2x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.68%	5.00%	1,000.00	1,016.60	8.47

[1]

This ratio represents annualized Net Expenses, which include interest and dividend expense related to securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 0.51%, 0.65%, 0.64%, and 0.58% lower in the Long Short Equity Strategy Fund for the A-Class, C-Class, H-Class and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2011 to March 31, 2012.
[4]	Excludes expenses of the underlying funds in which the Fund invests.
[5]	Since commencement of operations: November 30, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT	7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

U.S. LONG SHORT MOMENTUM FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the fiscal year ended March 31, 2012, the U.S. Long Short Momentum Fund H-Class returned -6.91% as opposed to its benchmark, the Russell 3000® Index*, which ended the year up 7.18%. The performance differential for the Fund can be attributed to three major sources of relative returns: core momentum strategy, defensive hedge and transaction costs/fees.

Momentum strategies performed in line with equity markets for the first half of the fiscal year. In October, the market experienced a strong counter-trend rally, resulting in benchmark relative performance of -4.3%. In January, after generating the strongest returns of calendar year 2011, Utilities reverted significantly. This reversal largely explains the core momentum model’s -3.4% underperformance relative to the Russell 3000 Index for this month. For the full fiscal year, the Fund’s core momentum model trailed the Russell 3000 Index by -8.8%. We saw negative performance for momentum strategies from both intermediate (3-months) and long-term (12-months) models in fiscal year 2011. This behavior was distinct from our 2010 experience, when positive performance from the long-term model roughly offset negative performance from the intermediate model.

The defensive hedging model served the role of dampening Fund volatility, but also suffered from October’s strong counter-trend rally. After being up the first half of the fiscal year, the defensive hedge surrendered -3.3% of Fund performance in October. For the fiscal year, the defensive hedge cost the Fund -3.4%. The hedge resulted in a reduction of annualized fund volatility to 12.0% versus 15.9% for the core model and 16.9% for the Russell 3000 Index.

For the year, transaction costs, which are estimated at 31 basis points, were relatively low given the turnover level of the momentum strategy, which approximated 112% per side in fiscal year 2011. Combined with management fees, these operational costs reduced Fund performance by -2.0% versus the Russell 3000 Index.

Within the core momentum model, large overweight positions of Trading Companies & Distributors and Tobacco industries contributed positively to benchmark relative return, with the two industry allocations generating alpha of 1.4% and 1.2%, respectively. A large underweight of the Diversified Financial Service industry also contributed positively to benchmark relative return, producing 0.5% of alpha for the Fund. The three biggest detractors from Fund performance were overweight positions in the Energy Equipment & Services, Healthcare Technology, and Multi-Utilities industries. These allocations cost the Fund -2.0%, -1.9%, and -1.2% of relative return, respectively.

Derivatives in the Fund are used for various purposes, including speculation.

*The Russell 3000 Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market. Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
H-Class	March 22, 2002
Institutional Class	November 30, 2011

Ten Largest Long Holdings (% of Total Net Assets)
Philip Morris International, Inc.	4.7%
Altria Group, Inc.	2.9%
International Paper Co.	2.3%
NIKE, Inc. — Class B	2.2%
Reynolds American, Inc.	1.8%
Fastenal Co.	1.8%
WW Grainger, Inc.	1.7%
Coach, Inc.	1.6%
Lorillard, Inc.	1.6%
Apple, Inc.	1.5%

Top Ten Total	22.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/31/12

	1 Year	5 Year	10 Year
C-Class Shares	-7.65%	-0.70%	3.10%
C-Class Shares with CDSC†	-8.58%	-0.70%	3.10%
H-Class Shares	-6.91%	0.06%	3.88%
Russell 3000 Index	7.18%	2.18%	4.67%

	1 Year	5 Year	Since Inception (03/31/04)
A-Class Shares	-7.00%	0.04%	4.24%
A-Class Shares with sales charge‡	-11.41%	-0.92%	3.61%
Russell 3000 Index	7.18%	2.18%	5.34%

	Since Inception (11/30/11)
Institutional Class Shares	7.59%
Russell 3000 Index	13.80%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	March 31, 2012

U.S. LONG SHORT MOMENTUM FUND

	SHARES	VALUE
COMMON STOCKS† - 97.9%
Consumer Discretionary - 29.2%
NIKE, Inc. — Class B	20,927	$2,269,324
Coach, Inc.	21,973	1,698,074
Mattel, Inc.	45,402	1,528,230
VF Corp.	9,889	1,443,596
Ralph Lauren Corp. — Class A	6,939	1,209,676
Home Depot, Inc.	23,350	1,174,739
Polaris Industries, Inc.	13,992	1,009,523
Hasbro, Inc.	26,744	982,040
Fossil, Inc.*	7,403	977,048
PVH Corp.	9,993	892,675
Lowe’s Companies, Inc.	27,493	862,730
TJX Companies, Inc.	18,648	740,513
Under Armour, Inc. — Class A*	7,498	704,812
Carter’s, Inc.*	13,534	673,587
Brunswick Corp.	26,154	673,466
Warnaco Group, Inc.*	9,328	544,755
Hanesbrands, Inc.*	18,357	542,266
The Gap, Inc.	20,239	529,047
McDonald’s Corp.	5,232	513,260
Bed Bath & Beyond, Inc.*	7,798	512,874
Limited Brands, Inc.	10,677	512,496
AutoZone, Inc.*	1,333	495,609
Ross Stores, Inc.	8,321	483,450
Sturm Ruger & Company, Inc.	9,139	448,725
O’Reilly Automotive, Inc.*	4,912	448,711
Wolverine World Wide, Inc.	11,717	435,638
Staples, Inc.	26,124	422,687
Deckers Outdoor Corp.*	6,335	399,422
Tiffany & Co.	5,609	387,750
Columbia Sportswear Co.	8,158	387,097
CarMax, Inc.*	10,606	367,498
Crocs, Inc.*	16,859	352,690
Best Buy Company, Inc.	14,714	348,428
Tractor Supply Co.	3,734	338,151
Arctic Cat, Inc.*	7,771	332,832
Starbucks Corp.	5,926	331,204
PetSmart, Inc.	5,715	327,012
Las Vegas Sands Corp.	5,641	324,752
Smith & Wesson Holding Corp.*	41,574	322,199
Iconix Brand Group, Inc.*	18,093	314,456
Jakks Pacific, Inc.	17,976	313,681
Leapfrog Enterprises, Inc. — Class A*	37,143	310,515
Callaway Golf Co.	43,855	296,460
Yum! Brands, Inc.	4,071	289,774
Carnival Corp.	6,923	222,090
Chipotle Mexican Grill, Inc. — Class A*	441	184,338
Marriott International, Inc. — Class A	4,760	180,166
Wynn Resorts Ltd.	1,410	176,081
Starwood Hotels & Resorts Worldwide, Inc.	2,969	167,481
Wyndham Worldwide Corp.	2,889	134,367
AutoNation, Inc.*	3,886	133,329
Darden Restaurants, Inc.	2,532	129,537

	SHARES	VALUE
Royal Caribbean Cruises Ltd.	4,348	$127,962
MGM Resorts International*	9,390	127,892
International Game Technology	6,819	114,491
Panera Bread Co. — Class A*	671	107,977

Total Consumer Discretionary		30,279,183

Industrials - 17.4%
Fastenal Co.	34,598	1,871,751
WW Grainger, Inc.	8,074	1,734,375
RSC Holdings, Inc.*	39,705	896,936
MSC Industrial Direct Co., Inc. — Class A	10,545	878,188
United Rentals, Inc.*	20,281	869,852
WESCO International, Inc.*	11,590	756,943
Masco Corp.	56,376	753,747
Owens Corning*	20,302	731,481
Fortune Brands Home & Security, Inc.*	30,371	670,288
Air Lease Corp. — Class A*	25,969	625,074
Watsco, Inc.	8,431	624,231
Textainer Group Holdings Ltd.	17,629	597,623
Applied Industrial Technologies, Inc.	13,990	575,409
Armstrong World Industries, Inc.	11,339	553,003
GATX Corp.	13,718	552,835
TAL International Group, Inc.	14,195	521,098
Lennox International, Inc.	12,762	514,309
Beacon Roofing Supply, Inc.*	19,635	505,798
AO Smith Corp.	10,577	475,436
USG Corp.*	26,519	456,127
Simpson Manufacturing Company, Inc.	13,853	446,759
Aircastle Ltd.	31,215	382,072
Kaman Corp.	10,824	367,475
Quanex Building Products Corp.	16,793	296,061
Universal Forest Products, Inc.	8,504	293,218
Griffon Corp.	26,972	288,600
Trex Company, Inc.*	8,040	257,923
Gibraltar Industries, Inc.*	16,192	245,309
Ameresco, Inc. — Class A*	15,118	204,849
3D Systems Corp.*	2,966	69,820

Total Industrials		18,016,590

Health Care - 13.3%
Amgen, Inc.	20,700	1,407,394
Gilead Sciences, Inc.*	23,986	1,171,716
Celgene Corp.*	14,761	1,144,273
Biogen Idec, Inc.*	8,653	1,090,018
Cerner Corp.*	13,689	1,042,554
Alexion Pharmaceuticals, Inc.*	9,346	867,870
Regeneron Pharmaceuticals, Inc.*	6,380	744,036
SXC Health Solutions Corp.*	8,561	641,733
Vertex Pharmaceuticals, Inc.*	14,539	596,244
athenahealth, Inc.*	6,408	474,961
Allscripts Healthcare Solutions, Inc.*	28,584	474,494
Quality Systems, Inc.	10,661	466,206
BioMarin Pharmaceutical, Inc.*	10,804	370,037
Cepheid, Inc.*	8,448	353,380
Cubist Pharmaceuticals, Inc.*	7,561	327,013

10	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2012
U.S. LONG SHORT MOMENTUM FUND

	SHARES	VALUE
Ariad Pharmaceuticals, Inc.*	19,772	$315,363
Seattle Genetics, Inc.*	15,160	308,961
United Therapeutics Corp.*	6,542	308,324
Incyte Corporation Ltd.*	15,598	301,041
Onyx Pharmaceuticals, Inc.*	7,463	281,206
Medidata Solutions, Inc.*	9,905	263,869
MedAssets, Inc.*	18,515	243,657
Computer Programs & Systems, Inc.	3,881	219,354
Omnicell, Inc.*	13,723	208,727
Merge Healthcare, Inc.*	33,865	198,110

Total Health Care		13,820,541

Consumer Staples - 12.1%
Philip Morris International, Inc.	55,305	4,900,576
Altria Group, Inc.	98,824	3,050,697
Reynolds American, Inc.	45,280	1,876,403
Lorillard, Inc.	12,827	1,660,840
Vector Group Ltd.	23,598	418,157
Universal Corp.	8,572	399,455
Star Scientific, Inc.*	69,962	229,475

Total Consumer Staples		12,535,603

Information Technology - 9.1%
Apple, Inc.*	2,593	1,554,425
International Business Machines Corp.	4,964	1,035,739
Visa, Inc. — Class A	4,434	523,213
EMC Corp.*	16,944	506,286
Mastercard, Inc. — Class A	1,156	486,144
Accenture plc — Class A	6,798	438,471
Hewlett-Packard Co.	17,774	423,554
Infosys Ltd. ADR	6,472	369,098
Dell, Inc.*	20,157	334,606
Automatic Data Processing, Inc.	5,765	318,170
Cognizant Technology Solutions Corp. — Class A*	4,070	313,187
Computer Sciences Corp.	10,009	299,669
NetApp, Inc.*	5,744	257,158
Teradata Corp.*	3,560	242,614
Seagate Technology plc	7,981	215,088
Fidelity National Information Services, Inc.	6,459	213,922
SanDisk Corp.*	4,307	213,584
Paychex, Inc.	6,622	205,216
Fiserv, Inc.*	2,933	203,521
Western Digital Corp.*	4,909	203,184
Western Union Co.	11,208	197,261
Amdocs Ltd.*	4,714	148,868
SAIC, Inc.*	9,884	130,469
NCR Corp.*	5,408	117,408
Diebold, Inc.	2,584	99,536
Fusion-io, Inc.*	3,321	94,350
Lexmark International, Inc. — Class A	2,799	93,039
QLogic Corp.*	4,801	85,266
Synaptics, Inc.*	1,874	68,420

Total Information Technology		9,391,466

	SHARES	VALUE
Materials - 8.8%
International Paper Co.	67,696	$2,376,131
MeadWestvaco Corp.	42,341	1,337,553
Domtar Corp.	11,608	1,107,171
Louisiana-Pacific Corp.*	69,085	645,945
Buckeye Technologies, Inc.	18,585	631,332
Schweitzer-Mauduit International, Inc.	8,774	605,932
KapStone Paper and Packaging Corp.*	28,842	568,187
Deltic Timber Corp.	7,780	492,396
PH Glatfelter Co.	31,094	490,663
Clearwater Paper Corp.*	14,059	466,899
Neenah Paper, Inc.	14,406	428,434

Total Materials		9,150,643

Utilities - 8.0%
Dominion Resources, Inc.	9,181	470,159
Southern Co.	10,226	459,454
Exelon Corp.	10,900	427,389
Duke Energy Corp.	18,669	392,236
NextEra Energy, Inc.	6,102	372,710
PG&E Corp.	8,479	368,073
Consolidated Edison, Inc.	6,194	361,853
Public Service Enterprise Group, Inc.	11,194	342,648
Sempra Energy	5,527	331,399
FirstEnergy Corp.	7,117	324,464
American Electric Power Company, Inc.	8,267	318,941
Xcel Energy, Inc.	11,783	311,896
PPL Corp.	10,595	299,415
Progress Energy, Inc.	5,518	293,061
Edison International	6,397	271,936
DTE Energy Co.	4,819	265,190
Entergy Corp.	3,793	254,890
CenterPoint Energy, Inc.	12,812	252,653
Wisconsin Energy Corp.	7,037	247,562
Ameren Corp.	7,526	245,197
NiSource, Inc.	9,421	229,401
SCANA Corp.	4,650	212,087
CMS Energy Corp.	9,440	207,680
OGE Energy Corp.	3,725	199,288
NSTAR	3,996	194,325
Northeast Utilities	5,099	189,275
Pinnacle West Capital Corp.	3,542	169,662
Pepco Holdings, Inc.	8,052	152,102
ITC Holdings Corp.	1,896	145,878

Total Utilities		8,310,824

Total Common Stocks (Cost $90,074,519)		101,504,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012
U.S. LONG SHORT MOMENTUM FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 1.9%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$1,304,103	$1,304,103
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	366,908	366,908
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	168,360	168,360
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	97,520	97,520

Total Repurchase Agreements (Cost $1,936,891)		1,936,891

Total Investments - 99.8% (Cost $92,011,410)		$103,441,741

Other Assets & Liabilities, net - 0.2%		169,989

Total Net Assets - 100.0%		$103,611,730

	CONTRACTS	UNREALIZED LOSS
FUTURES CONTRACTS SOLD SHORT†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $5,397,700)	77	$(212,043)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

ADR — American Depositary Receipt

plc — Public Limited Company

12	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. LONG SHORT MOMENTUM FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value
(cost $90,074,519)	$101,504,850
Repurchase agreements, at value
(cost $1,936,891)	1,936,891

Total investments
(cost $92,011,410)	103,441,741
Segregated cash with broker	269,500
Cash	10,092
Receivables:
Dividends	281,887
Fund shares sold	33,987

Total assets	104,037,207

LIABILITIES:
Payable for:
Fund shares redeemed	184,109
Management fees	79,826
Distribution and service fees	43,025
Transfer agent and administrative fees	22,174
Variation margin	14,630
Portfolio accounting fees	8,869
Miscellaneous	72,844

Total liabilities	425,477

NET ASSETS	$103,611,730

NET ASSETS CONSIST OF:
Paid in capital	$177,669,936
Accumulated net investment loss	(32,832)
Accumulated net realized loss on investments	(85,243,662)
Net unrealized appreciation on investments	11,218,288

Net assets	$103,611,730

A-CLASS:
Net assets	$16,509,644
Capital shares outstanding	1,243,115
Net asset value per share	$13.28

Maximum offering price per share (Net asset value divided by 95.25%)	$13.94

C-CLASS:
Net assets	$32,502,563
Capital shares outstanding	2,640,010
Net asset value per share	$12.31

H-CLASS:
Net assets	$54,588,761
Capital shares outstanding	4,096,479
Net asset value per share	$13.33

INSTITUTIONAL CLASS:
Net assets	$10,762
Capital shares outstanding	807
Net asset value per share	$13.33

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $6,363)	$2,370,883
Interest	2,548

Total investment income	2,373,431

EXPENSES:
Management fees	1,146,327
Transfer agent and administrative fees	318,424
Distribution and service fees:
A-Class	50,290
C-Class	390,932
H-Class	170,393
Portfolio accounting fees	127,368
Custodian fees	32,448
Trustees’ fees*	12,656
Miscellaneous	156,293

Total expenses	2,405,131

Net investment loss	(31,700)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	684,291
Futures contracts	(1,906,510)

Net realized loss	(1,222,219)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,132,570)
Futures contracts	(206,020)

Net change in unrealized appreciation (depreciation)	(11,338,590)

Net realized and unrealized loss	(12,560,809)

Net decrease in net assets resulting from operations	$(12,592,509)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	13

U.S. LONG SHORT MOMENTUM FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(31,700)	$(962,766)
Net realized gain (loss) on investments	(1,222,219)	21,275,436
Net change in unrealized appreciation (depreciation) on investments	(11,338,590)	(1,832,424)

Net increase (decrease) in net assets resulting from operations	(12,592,509)	18,480,246

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	7,600,825	7,048,585
C-Class	1,083,648	3,608,855
H-Class	27,684,775	38,536,319
Institutional Class	10,000 *	—
Redemption fees collected
A-Class	—	1,640
C-Class	—	3,071
H-Class	—	4,901
Institutional Class	— *	—
Cost of shares redeemed
A-Class	(14,808,494)	(21,035,067)
C-Class	(14,982,720)	(23,551,234)
H-Class	(53,424,983)	(60,622,746)
Institutional Class	— *	—

Net decrease from capital share transactions	(46,836,949)	(56,005,676)

Net decrease in net assets	(59,429,458)	(37,525,430)
NET ASSETS:
Beginning of year	163,041,188	200,566,618

End of year	$103,611,730	$163,041,188

Accumulated net investment loss at end of year	$(32,832)	$(150,484)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	581,398	571,914
C-Class	85,372	306,995
H-Class	2,126,165	3,071,070
Institutional Class	807 *	—
Shares redeemed
A-Class	(1,120,843)	(1,666,394)
C-Class	(1,224,264)	(2,006,910)
H-Class	(4,118,953)	(4,850,644)
Institutional Class	— *	—

Net decrease in shares	(3,670,318)	(4,573,969)

*	Since commencement of operations: November 30, 2011-Institutional Class.

14	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. LONG SHORT MOMENTUM FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.28	$12.59	$8.62	$13.45	$14.08

Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.04)	(.07)	.01	(.01)
Net gain (loss) on investments (realized and unrealized)	(1.03)	1.73	4.04	(4.84)	.30

Total from investment operations	(1.00)	1.69	3.97	(4.83)	.29

Less distributions from:
Net realized gains	—	—	—	—	(.93)

Total distributions	—	—	—	—	(.93)

Redemption fees collected	—	— [f]	— [f]	— [f]	.01

Net asset value, end of period	$13.28	$14.28	$12.59	$8.62	$13.45

Total Return[b]	(7.00%)	13.42%	46.06%	(35.91%)	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,510	$25,447	$36,231	$31,925	$49,148

Ratios to average net assets:
Net investment income (loss)	0.21%	(0.33%)	(0.62%)	0.13%	(0.08%)
Total expenses	1.66%	1.71%	1.68%	1.69%	1.65%
Operating expenses[c]	1.66%	1.69%	1.68%	1.69%	1.65%

Portfolio turnover rate	190%	231%	375%	528%	278%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$13.33	$11.85	$8.17	$12.85	$13.58

Income (loss) from investment operations:
Net investment loss[a]	(.07)	(.13)	(.14)	(.07)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.95)	1.61	3.82	(4.61)	.31

Total from investment operations	(1.02)	1.48	3.68	(4.68)	.19

Less distributions from:
Net realized gains	—	—	—	—	(.93)

Total distributions	—	—	—	—	(.93)

Redemption fees collected	—	— [f]	— [f]	— [f]	.01

Net asset value, end of period	$12.31	$13.33	$11.85	$8.17	$12.85

Total Return[b]	(7.65%)	12.49%	45.04%	(36.42%)	0.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,503	$50,381	$64,918	$57,792	$115,136

Ratios to average net assets:
Net investment loss	(0.54%)	(1.08%)	(1.37%)	(0.66%)	(0.80%)
Total expenses	2.41%	2.46%	2.43%	2.44%	2.41%
Operating expenses[c]	2.41%	2.44%	2.43%	2.44%	2.41%

Portfolio turnover rate	190%	231%	375%	528%	278%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	15

U.S. LONG SHORT MOMENTUM FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$14.32	$12.63	$8.65	$13.49	$14.12

Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.04)	(.07)	— [d]	(.02)
Net gain (loss) on investments (realized and unrealized)	(1.02)	1.73	4.05	(4.84)	.31

Total from investment operations	(.99)	1.69	3.98	(4.84)	.29

Less distributions from:
Net realized gains	—	—	—	—	(.93)

Total distributions	—	—	—	—	(.93)

Redemption fees collected	—	— [f]	— [f]	— [f]	.01

Net asset value, end of period	$13.33	$14.32	$12.63	$8.65	$13.49

Total Return[b]	(6.91%)	13.38%	46.01%	(35.88%)	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,589	$87,212	$99,418	$76,080	$178,949

Ratios to average net assets:
Net investment income (loss)	0.20%	(0.31%)	(0.63%)	(0.01%)	(0.13%)
Total expenses	1.66%	1.70%	1.68%	1.68%	1.65%
Operating expenses[c]	1.66%	1.69%	1.68%	1.68%	1.65%

Portfolio turnover rate	190%	231%	375%	528%	278%

Institutional Class	Period Ended March 31, 2012[e]
Per Share Data
Net asset value, beginning of period	$12.39

Income (loss) from investment operations:
Net investment income[a]	.06
Net gain on investments (realized and unrealized)	.88

Total from investment operations	.94

Net asset value, end of period	$13.33

Total Return[b]	7.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11

Ratios to average net assets:
Net investment income	1.29%
Total expenses	1.36%

Portfolio turnover rate	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Operating expenses exclude interest and dividend expense from securities sold short.
[d]	Net investment income (loss) is less than $0.01 per share.
[e]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Redemption fees collected are less than $0.01 per share.

16	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT	17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

ALTERNATIVE STRATEGIES ALLOCATION FUND

OBJECTIVE: Seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as to provide capital appreciation.

In the past 12 months, the financial markets continued to be driven by macroeconomic forces. Among them, the European debt crisis was the most important one. It first surprised the market with more problems, yet there were few tangible solutions looming. Together with U.S. debt downgrade, it caused a massive sell-off in the summer. As speculation grew that China and international organizations might step in to help, the market was relieved. And finally, the change of leadership at the European Central Bank brought loosened monetary policy and a mechanism to reduce the liquidity problem in the European debt market, which led the equity market to rally further in the first quarter of 2012.

Market volatility, with the VIX Index* as a proxy, also had a turbulent year, with its intra-period high reaching the level seen in early 2009. In this macro-driven market, correlations between risky assets were high, making diversification more challenging to achieve. Volatility made it hard to identify a trend.

Our dynamically managed tactical overlay made a positive contribution to the portfolio’s performance, but not enough to permit the portfolio to overcome the tumult in the market.

The Real Estate Fund, Long Short Equity Strategy Fund and Multi-Hedge Strategies Fund contributed to the portfolio’s performance. The Managed Futures Strategy Fund, Commodities Strategy Fund and Long Short Interest Rate Strategy Fund detracted from performance.

Derivatives in the Fund are used to provide broad index exposure and liquidity. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The Alternative Strategies Allocation Fund H-Class returned -2.04% for the year ended March 31, 2012. Equities, as represented by the S&P 500® Index**, returned 8.54% and the Barclays U.S. Aggregate Bond Index*** rose 7.71% over the same period.

*The VIX is the ticker for the Chicago Board Options Exchange (CBOE) Volatility Index, which is designed to measure market expectations of future volatility that is implied by S&P 500 index option contracts. The VIX is a widely used measure of market risk and is often referred to as the fear gauge.

**Standard & Poor’s 500 Index (S&P 500®)—a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

***The Barclays U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of net assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 7, 2008
C-Class	March 7, 2008
H-Class	March 7, 2008

Ten Largest Holdings (% of Total Net Assets)
RSF — Long Short Equity Strategy Fund — A Class	19.3%
RSF — Multi-Hedge Strategies Fund — A Class	18.2%
RSF — Event Driven and Distressed Strategies Fund — A Class	17.4%
RSF — Managed Futures Strategy Fund — A Class	14.7%
RSF — Long Short Interest Rate Strategy Fund — A Class	11.3%
RSF — Long/Short Commodities Strategy Fund — A Class	7.6%
PowerShares DB G10 Currency Harvest Fund	3.8%
RSF — Commodities Strategy Fund — A Class	2.3%
RSF — Real Estate Fund — A Class	2.2%
iShares Barclays Aggregate Bond Fund	1.4%

Top Ten Total	98.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Average Annual Returns*

Periods Ended 3/31/12

	1 Year	Since Inception (03/07/08)
A-Class Shares	-2.04%	-4.59%
A-Class Shares with sales charge‡	-6.70%	-5.73%
C-Class Shares	-2.80%	-5.30%
C-Class Shares with CDSC†	-3.76%	-5.30%
H-Class Shares	-2.04%	-4.59%
Barclays U.S. Aggregate Bond Index	7.71%	6.17%
S&P 500 Index	8.54%	4.40%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	March 31, 2012
ALTERNATIVE STRATEGIES ALLOCATION FUND

	SHARES	VALUE
CURRENCY EXCHANGE TRADED FUNDS† - 3.8%
PowerShares DB G10 Currency Harvest Fund*	12,001	$300,145

Total Currency Exchange Traded Funds (Cost $231,746)		300,145

EXCHANGE TRADED FUNDS† - 1.4%
iShares Barclays Aggregate Bond Fund	1,003	110,180

Total Exchange Traded Funds (Cost $110,326)		110,180

MUTUAL FUNDS†,1 - 93.0%
Alternatives Funds - 90.9%
RSF — Long Short Equity Strategy Fund — A Class	57,708	1,541,969
RSF — Multi-Hedge Strategies Fund — A Class	64,855	1,454,051
RSF — Event Driven and Distressed Strategies Fund — A Class	54,888	1,392,503
RSF — Managed Futures Strategy Fund — A Class*	51,072	1,171,089
RSF — Long Short Interest Rate Strategy Fund — A Class*	38,010	906,167
RSF — Long/Short Commodities Strategy Fund — A Class	22,919	603,230
RSF — Commodities Strategy Fund — A Class	10,849	185,523

Total Alternatives Funds		7,254,532

Specialty Funds - 2.1%
RSF — Real Estate Fund — A Class	5,663	171,370

Total Mutual Funds (Cost $6,959,887)		7,425,902

	FACE AMOUNT
REPURCHASE AGREEMENT††,2 - 1.1%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$90,201	90,201

Total Repurchase Agreement (Cost $90,201)		90,201

Total Investments - 99.3% (Cost $7,392,160)		$7,926,428

Other Assets & Liabilities, net - 0.7%		59,701

Total Net Assets - 100.0%		$7,986,129

	CONTRACTS	UNREALIZED GAIN
FUTURES CONTRACTS PURCHASED†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $140,200)	2	$5,498
June 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $50,975)	1	3,472

(Total Aggregate Value of Contracts $191,175)		$8,970

	CONTRACTS	UNREALIZED GAIN (LOSS)
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $122,500)	1	$530

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2012 Japanese Yen Futures Contracts (Aggregate Value of Contracts $151,100)	1	160
June 2012 Mexican Peso Futures Contracts (Aggregate Value of Contracts $77,600)	2	(855)
June 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $200,181)	2	(1,165)

(Total Aggregate Value of Contracts $428,881)		$(1,860)

FUTURES CONTRACTS SOLD SHORT†
April 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $182,568)	4	3,778
June 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $91,554)	1	1,176
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $77,025)	1	(20)
June 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $112,331)	1	(676)
June 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $82,700)	1	(3,582)

(Total Aggregate Value of Contracts $546,178)		$676

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2012 Euro Futures Contracts (Aggregate Value of Contracts $166,775)	1	(738)
June 2012 Swiss Franc Futures Contracts (Aggregate Value of Contracts $138,613)	1	(4,128)

(Total Aggregate Value of Contracts $305,388)		$(4,866)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	A-Class shares of affiliated funds.
[2]	Repurchase Agreement — See Note 5.
RSF — Rydex Series Funds

20	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALTERNATIVE STRATEGIES ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments in unaffiliated issuers, at value (cost $342,072)	$410,325
Investments in affiliated issuers, at value (cost $6,959,887)	7,425,902
Repurchase agreements, at value (cost $90,201)	90,201

Total investments (cost $7,392,160)	7,926,428
Foreign currency, at value (cost $46,197)	46,504
Segregated cash with broker	59,101

Receivables:
Fund shares sold	10,007

Total assets	8,042,040

LIABILITIES:
Overdraft due to custodian bank	46,407
Payable for:
Fund shares redeemed	4,255
Variation margin	3,449
Distribution and service fees	1,800

Total liabilities	55,911

NET ASSETS	$7,986,129

NET ASSETS CONSIST OF:
Paid in capital	$16,209,594
Undistributed net investment income	243,692
Accumulated net realized loss on investments	(9,005,182)
Net unrealized appreciation on investments	538,025

Net assets	$7,986,129

A-CLASS:
Net assets	$1,594,318
Capital shares outstanding	81,538
Net asset value per share	$19.55

Maximum offering price per share (Net asset value divided by 95.25%)	$20.52

C-CLASS:
Net assets	$2,720,599
Capital shares outstanding	143,549
Net asset value per share	$18.95

H-CLASS:
Net assets	$3,671,212
Capital shares outstanding	187,764
Net asset value per share	$19.55

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$102,394
Dividends from securities of unaffiliated issuers	1,877

Total investment income	104,271

EXPENSES:
Distribution and service fees:
C-Class	23,464
Custodian fees	384

Total expenses	23,848

Net investment income	80,423

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	74,011
Investments in affiliated issuers	(218,483)
Futures contracts	56,627
Foreign currency	(359)
Realized gain distributions received from unaffiliated issuers	200
Realized gain distributions received from affiliated issuers	157,539

Net realized gain	69,535

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(66,506)
Investments in affiliated issuers	(718,596)
Futures contracts	6,887
Foreign currency	307

Net change in unrealized appreciation (depreciation)	(777,908)

Net realized and unrealized loss	(708,373)

Net decrease in net assets resulting from operations	$(627,950)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	21

ALTERNATIVE STRATEGIES ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$80,423	$168,401
Net realized gain (loss) on investments	69,535	(1,253,912)
Net change in unrealized appreciation (depreciation) on investments	(777,908)	1,318,460

Net increase (decrease) in net assets resulting from operations	(627,950)	232,949

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(27,917)	(28,424)[a]
C-Class	(41,138)	(26,948)[a]
H-Class	(139,906)	(106,353)[a]
Net realized gains
A-Class	—	(44,683)[a]
C-Class	—	(42,363)[a]
H-Class	—	(167,188)[a]

Total distributions to shareholders	(208,961)	(415,959)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	412,398	1,435,110
C-Class	1,261,728	812,636
H-Class	2,581,588	6,506,749
Redemption fees collected
A-Class	—	54
C-Class	—	68
H-Class	—	209
Distributions reinvested
A-Class	25,839	65,586
C-Class	38,567	66,099
H-Class	58,029	140,841
Cost of shares redeemed
A-Class	(1,999,898)	(2,710,954)
C-Class	(1,842,227)	(4,349,793)
H-Class	(12,503,070)	(11,518,009)

Net decrease from capital share transactions	(11,967,046)	(9,551,404)

Net decrease in net assets	(12,803,957)	(9,734,414)
NET ASSETS:
Beginning of year	20,790,086	30,524,500

End of year	$7,986,129	$20,790,086

Undistributed net investment income at end of year	$243,692	$225,866

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	20,817	72,012
C-Class	65,721	41,750
H-Class	130,584	330,334
Shares issued from reinvestment of distributions
A-Class	1,358	3,316
C-Class	2,086	3,412
H-Class	3,049	7,120
Shares redeemed
A-Class	(101,522)	(137,310)
C-Class	(96,514)	(224,330)
H-Class	(643,674)	(585,220)

Net decrease in shares	(618,095)	(488,916)

[a]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

22	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALTERNATIVE STRATEGIES ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$20.24	$20.16	$19.33	$24.84	$25.00

Income (loss) from investment operations:
Net investment income[b]	.11	.17	— [c]	.62	— [c]
Net gain (loss) on investments (realized and unrealized)	(.53)	.27	.82	(5.69)	(.16)

Total from investment operations	(.42)	.44	.82	(5.07)	(.16)

Less distributions from:
Net investment income	(.27)	(.14)[f]	—	(.44)[f]	—
Net realized gains	—	(.22)[f]	—	(.03)[f]	—

Total distributions	(.27)	(.36)	—	(.47)	—

Redemption fees collected	—	— [h]	.01	.03	— [h]

Net asset value, end of period	$19.55	$20.24	$20.16	$19.33	$24.84

Total Return[d]	(2.04%)	2.21%	4.29%	(20.39%)	(0.64%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,594	$3,257	$4,492	$5,816	$1,121

Ratios to average net assets:
Net investment income	0.56%	0.85%	0.16%	2.82%	0.16%
Total expenses[e]	— [g]	— [g]	— [g]	— [g]	—

Portfolio turnover rate	96%	123%	79%	88%	—

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$19.78	$19.85	$19.17	$24.83	$25.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	.01	(.14)	.39	(.01)
Net gain (loss) on investments (realized and unrealized)	(.53)	.28	.81	(5.60)	(.16)

Total from investment operations	(.56)	.29	.67	(5.21)	(.17)

Less distributions from:
Net investment income	(.27)	(.14)[f]	—	(.44)[f]	—
Net realized gains	—	(.22)[f]	—	(.03)[f]	—
Total distributions	(.27)	(.36)	—	(.47)	—

Redemption fees collected	—	— [h]	.01	.02	— [h]

Net asset value, end of period	$18.95	$19.78	$19.85	$19.17	$24.83

Total Return[d]	(2.80%)	1.49%	3.55%	(21.00%)	(0.68%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,721	$3,407	$6,975	$7,750	$152

Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.04%	(0.58%)	1.77%	(0.56%)
Total expenses[e]	0.75%	0.75%	0.75%	0.75%	0.68%

Portfolio turnover rate	96%	123%	79%	88%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	23

ALTERNATIVE STRATEGIES ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008[a]
Per Share Data
Net asset value, beginning of period	$20.24	$20.15	$19.32	$24.84	$25.00

Income (loss) from investment operations:
Net investment income[b]	.14	.16	.01	.56	— [c]
Net gain (loss) on investments (realized and unrealized)	(.56)	.29	.81	(5.63)	(.16)

Total from investment operations	(.42)	.45	.82	(5.07)	(.16)

Less distributions from:
Net investment income	(.27)	(.14)[f]	—	(.44)[f]	—
Net realized gains	—	(.22)[f]	—	(.03)[f]	—

Total distributions	(.27)	(.36)	—	(.47)	—

Redemption fees collected	—	— [h]	.01	.02	— [h]

Net asset value, end of period	$19.55	$20.24	$20.15	$19.32	$24.84

Total Return[d]	(2.04%)	2.26%	4.30%	(20.43%)	(0.64%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,671	$14,126	$19,057	$18,528	$3,893

Ratios to average net assets:
Net investment income	0.69%	0.79%	0.19%	2.55%	0.12%
Total expenses[e]	— [g]	— [g]	— [g]	— [g]	—

Portfolio turnover rate	96%	123%	79%	88%	—

[a]	Since commencement of operations: March 7, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
[g]	Less than 0.01%.
[h]	Redemption fees collected are less than $0.01 per share.

24	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT	25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

Effective July 11, 2011, the investment objective for the Event Driven and Distressed Strategies Fund changed from seeking to track the performance of a benchmark to seeking to achieve capital growth. The Fund’s principal investment strategy was also revised to reflect the new objective.

The Event Driven and Distressed Strategies Fund H-Class returned -2.60% for the year ended March 31, 2012. By comparison, the S&P 500® Index* returned 8.54% and the Credit Suisse Event Driven Liquid Index**, returned -0.80% over the same period.

The Fund gains exposure to event driven and distressed situations through various exposures, such as merger arbitrage, high yield, equities and volatility. During the period, the Fund used derivatives, such as swaps, as the primary instrument to gain exposure to these factors. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The main positive driver of performance was from high yield exposures and the main negative driver of performance was from equity exposures. High yield exposures, mainly through exposure to high yield bonds, contributed just less than 4% of the return during the period. Equity exposures, through small cap equity exposure and equities of high yield companies, contributed just over -4% to the return for the period. Merger arbitrage contributed negatively to returns, but was down less than 1%. There was no exposure to market volatility during the period.

*Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

**Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
H-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in exchange traded funds and derivative investments such as swap agreements.

26	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 3/31/12
	1 Year	Since Inception (06/30/10)
A-Class Shares	-2.60%	7.35%
A-Class Shares with sales charge‡	-7.23%	4.40%
C-Class Shares	-3.38%	6.45%
C-Class Shares with CDSC†	-4.32%	6.45%
H-Class Shares	-2.60%	7.35%
Institutional Class Shares	-2.34%	7.62%
Credit Suisse Event Driven Liquid Index	-0.80%	8.74%
S&P 500 Index	8.54%	22.03%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures. Effective July 11, 2011, the Fund’s investment objective changed from seeking to track the performance of a benchmark to seeking to achieve capital growth. The Fund’s principal investment strategy was also revised to reflect the new objective.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	March 31, 2012
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	SHARES	VALUE
EXCHANGE TRADED FUNDS† - 18.9%
iShares iBoxx $ High Yield Corporate Bond Fund	21,100	$1,916,724

Total Exchange Traded Funds (Cost $1,845,582)		1,916,724

	FACE AMOUNT
FEDERAL AGENCY DISCOUNT NOTES†† - 29.6%
Fannie Mae[1]
0.23% due 04/02/12	$3,000,000	3,000,000

Total Federal Agency Discount Notes (Cost $2,999,981)		3,000,000

REPURCHASE AGREEMENTS††,2 - 52.0%
Credit Suisse Group Issued 03/30/12 at 0.01% due 04/02/12[3]	3,516,207	3,516,207
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	1,290,212	1,290,212
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	363,000	363,000
Deutsche Bankissued 03/30/12 at 0.01% due 04/02/12	96,481	96,481

Total Repurchase Agreements (Cost $5,265,900)		5,265,900

Total Investments - 100.5% (Cost $10,111,463)		$10,182,624

Other Assets & Liabilities, net - (0.5)%		(52,684)

Total Net Assets - 100.0%		$10,129,940

	UNITS	UNREALIZED GAIN (LOSS)
CORPORATE BOND INDEX SWAP AGREEMENTS††
Credit Suisse Capital LLC April 2012 iShares iBoxx High Yield Corporate Bond Fund Index Swap, Terminating 04/30/12[4] (Notional Value $8,350,323)	92,045	$(16,738)

EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital LLC April 2012 Credit Suisse Merger Arbitrage Liquid Index Swap Terminating 04/30/12[5] (Notional Value $6,597,246)	5,917	$4,370

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[4]	Total Return based on iShares iBoxx High Yield Corporate Bond Fund Index +/- financing at a variable rate.
[5]	Total Return based on Credit Suisse Merger Arbitrage Liquid Index +/- financing at a variable rate.

28	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value (cost $4,845,563)	$4,916,724
Repurchase agreements, at value (cost $5,265,900)	5,265,900

Total investments (cost $10,111,463)	10,182,624
Segregated cash with broker	7,041
Unrealized appreciation on swap agreements	4,370
Prepaid expenses	115
Receivables:
Fund shares sold	48
Interest	3

Total assets	10,194,201

LIABILITIES:
Unrealized depreciation on swap agreements	16,738
Payable for:
Licensing fees	17,701
Management fees	7,966
Fund shares redeemed	3,894
Distribution and service fees	2,816
Transfer agent and administrative fees	2,213
Portfolio accounting fees	885
Miscellaneous	12,048

Total liabilities	64,261

NET ASSETS	$10,129,940

NET ASSETS CONSIST OF:
Paid in capital	$10,765,994
Accumulated net investment loss	(46,114)
Accumulated net realized loss on investments	(648,733)
Net unrealized appreciation on investments	58,793

Net assets	$10,129,940

A-CLASS:
Net assets	$2,595,141
Capital shares outstanding	102,303
Net asset value per share	$25.37

Maximum offering price per share (Net asset value divided by 95.25%)	$26.64

C-CLASS:
Net assets	$1,022,272
Capital shares outstanding	40,913
Net asset value per share	$24.99

H-CLASS:
Net assets	$6,183,173
Capital shares outstanding	243,737
Net asset value per share	$25.37

INSTITUTIONAL CLASS:
Net assets	$329,354
Capital shares outstanding	12,923
Net asset value per share	$25.49

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $37)	$58,867
Interest	19,269

Total investment income	78,136

EXPENSES:
Management fees	144,579
Transfer agent and administrative fees	40,161
Distribution and service fees:
A-Class	16,847
C-Class	13,050
H-Class	19,573
Portfolio accounting fees	16,064
Licensing fees	40,494
Custodian fees	4,359
Trustees’ fees*	1,511
Miscellaneous	19,665

Total expenses	316,303
Less:
Expenses waived by Advisor	(10,380)

Net expenses	305,923

Net investment loss	(227,787)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(263,615)
Swap agreements	(466,844)
Futures contracts	74,281
Securities sold short	7,316

Net realized loss	(648,862)

Net change in unrealized appreciation (depreciation) on:
Investments	67,988
Swap agreements	(182,036)

Net change in unrealized appreciation (depreciation)	(114,048)

Net realized and unrealized loss	(762,910)

Net decrease in net assets resulting from operations	$(990,697)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	29

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(227,787)	$(157,395)
Net realized gain (loss) on investments	(648,862)	1,757,786
Net change in unrealized appreciation (depreciation) on investments	(114,048)	172,841

Net increase (decrease) in net assets resulting from operations	(990,697)	1,773,232

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	(123,350)	(585,261)
C-Class	(34,259)	(53,531)
H-Class	(195,843)	(238,566)
Institutional Class	(7,071)	(984)

Total distributions to shareholders	(360,523)	(878,342)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	9,458,376	23,804,628
C-Class	503,350	1,566,171
H-Class	12,381,886	10,028,018
Institutional Class	303,221	66,975
Redemption fees collected
A-Class	—	144
C-Class	—	— *
H-Class	—	26
Institutional Class	—	— *
Distributions reinvested
A-Class	120,912	547,724
C-Class	32,777	38,503
H-Class	195,843	222,004
Institutional Class	7,071	984
Cost of shares redeemed
A-Class	(17,938,484)	(13,391,287)
C-Class	(770,952)	(253,411)
H-Class	(14,678,435)	(1,616,324)
Institutional Class	(33,231)	(10,219)

Net increase (decrease) from capital share transactions	(10,417,666)	21,003,936

Net increase (decrease) in net assets	(11,768,886)	21,898,826

NET ASSETS:
Beginning of period	21,898,826	—

End of period	$10,129,940	$21,898,826

Accumulated net investment loss at end of period	$(46,114)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	358,306	917,830
C-Class	19,545	59,379
H-Class	468,085	383,699
Institutional Class	11,688	2,546
Shares issued from reinvestment of distributions
A-Class	4,947	21,530
C-Class	1,358	1,521
H-Class	8,013	8,727
Institutional Class	288	39
Shares redeemed
A-Class	(692,503)	(507,807)
C-Class	(31,104)	(9,786)
H-Class	(563,225)	(61,562)
Institutional Class	(1,250)	(388)

Net increase (decrease) in shares	(415,852)	815,728

[a]	Since commencement of operations: June 30, 2010.
*	Redemption fees collected are less than $1.00.

30	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.86	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.37)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.36)	4.27

Total from investment operations	(.73)	3.94

Less distributions from:
Net realized gains	(.76)	(2.08)

Total distributions	(.76)	(2.08)

Net asset value, end of period	$25.37	$26.86

Total Return[c]	(2.60%)	16.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,595	$11,591

Ratios to average net assets:
Net investment loss	(1.43%)	(1.65%)
Total expenses[d]	1.93%	2.03%
Net expenses[e]	1.85%	1.89%

Portfolio turnover rate	513%	—

C-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.67	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.52)	(.48)
Net gain (loss) on investments (realized and unrealized)	(.40)	4.23

Total from investment operations	(.92)	3.75

Less distributions from:
Net realized gains	(.76)	(2.08)

Total distributions	(.76)	(2.08)

Net asset value, end of period	$24.99	$26.67

Total Return[c]	(3.38%)	15.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,022	$1,363

Ratios to average net assets:
Net investment loss	(2.04%)	(2.42%)
Total expenses[d]	2.66%	2.79%
Net expenses[e]	2.60%	2.65%

Portfolio turnover rate	513%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	31

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.86	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.34)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.39)	4.27

Total from investment operations	(.73)	3.94

Less distributions from:
Net realized gains	(.76)	(2.08)

Total distributions	(.76)	(2.08)

Net asset value, end of period	$25.37	$26.86

Total Return[c]	(2.60%)	16.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,183	$8,886

Ratios to average net assets:
Net investment loss	(1.33%)	(1.67%)

Total expenses[d]	1.91%	2.04%
Net expenses[e]	1.85%	1.90%

Portfolio turnover rate	513%	—

Institutional Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.91	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.23)	(.27)
Net gain (loss) on investments (realized and unrealized)	(.43)	4.26

Total from investment operations	(.66)	3.99

Less distributions from:
Net realized gains	(.76)	(2.08)

Total distributions	(.76)	(2.08)

Net asset value, end of period	$25.49	$26.91

Total Return[c]	(2.34%)	16.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$329	$59

Ratios to average net assets:
Net investment loss	(0.90%)	(1.42%)
Total expenses[d]	1.61%	1.79%
Net expenses[e]	1.58%	1.65%

Portfolio turnover rate	513%	—

[a]	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.

32	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT	33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

LONG SHORT EQUITY STRATEGY FUND

OBJECTIVE: Seeks to achieve long-term capital appreciation with less volatility than the S&P 500 Index.

Effective July 11, 2011, the Fund’s investment objective changed from seeking to track the performance of a benchmark to seeking to achieve long-term capital appreciation with less volatility than the S&P 500* Index. The Fund’s principal investment strategy was also revised to reflect the new objective.

The Long Short Equity Strategy Fund H-Class performed well for the year ended March 31, 2012, returning 3.20%. By comparison, the S&P 500 Index returned 8.54% and the Credit Suisse Long/Short Liquid Index** returned 1.49% over the same period.

The Fund gains exposure to long-short equity exposure through various investable market factors covering five base index factors, four style factors and nine sector factors. During the period, the Fund used derivatives, such as futures, and exchange traded funds, as the primary instruments to gain exposure to these factors. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The main driver of performance was exposure to the base factors, which contributed almost 4% of the return for the period. The other two factors were both down for the year, with the sector factors contributing -1% to return and the style factors marginally down. At the individual factor level, the top-performing factors were exposures to the value stocks, international large cap stocks, U.S. small cap stocks and U.S. concentrated large cap stocks. The individual factors that contributed negatively to performance were from positions in growth stocks and U.S. broad large cap stocks.

*Standard & Poor’s 500 Index (S&P 500®) — a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

**Credit Suisse Long/Short Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of Long/Short Equity hedge fund managers, as represented by the Long/Short Equity sector of the Dow Jones Credit Suisse Hedge Fund Index.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
H-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in futures contracts.

34	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	Since Inception (06/30/10)
A-Class Shares	3.20%	9.68%
A-Class Shares with sales charge‡	-1.69%	6.67%
C-Class Shares	2.41%	8.87%
C-Class Shares with CDSC†	1.42%	8.87%
H-Class Shares	3.20%	9.68%
Institutional Class Shares	3.46%	9.95%
Credit Suisse Long/Short Liquid Index	1.49%	9.03%
S&P 500 Index	8.54%	22.03%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Long/Short Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class and Institutional Class shares will vary due to differences in fee structures. Effective July 11, 2011, the Fund’s investment objective changed from seeking to track the performance of a benchmark to seeking to achieve long-term capital appreciation with less volatility than the S&P 500 Index. The Fund’s principal investment strategy was also revised to reflect the new objective.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	March 31, 2012
LONG SHORT EQUITY STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY NOTES†† - 18.9%
Federal Home Loan Bank[1]
0.13% due 05/15/12	$1,000,000	$999,976

Total Federal Agency Notes (Cost $999,936)		999,976

REPURCHASE AGREEMENTS††,2 - 51.9%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	1,845,963	1,845,963
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	519,360	519,360
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	238,315	238,315
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	138,040	138,040

Total Repurchase Agreements (Cost $2,741,678)		2,741,678

Total Investments - 70.8% (Cost $3,741,614)		$3,741,654

Other Assets & Liabilities, net - 29.2%		1,543,291

Total Net Assets - 100.0%		$5,284,945

	CONTRACTS	UNREALIZED GAIN (LOSS)

FUTURES CONTRACTS PURCHASED†
June 2012 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $825,225)	15	$12,949
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $924,300)	12	6,696
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $831,200)	16	(10,411)

(Total Aggregate Value of Contracts $2,580,725)		$9,234

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Repurchase Agreements — See Note 5.

36	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $999,936)	$999,976
Repurchase agreements, at value (cost $2,741,678)	2,741,678

Total investments (cost $3,741,614)	3,741,654
Segregated cash with broker	1,548,126
Prepaid expenses	233
Cash	30
Receivables:
Variation margin	12,595
Fund shares sold	1,200
Interest	818

Total assets	5,304,656

LIABILITIES:
Payable for:
Licensing fees	9,717
Management fees	3,954
Distribution and service fees	1,241
Transfer agent and administrative fees	1,098
Portfolio accounting fees	440
Miscellaneous	3,261

Total liabilities	19,711

NET ASSETS	$5,284,945

NET ASSETS CONSIST OF:
Paid in capital	$5,172,741
Accumulated net investment loss	(32,408)
Accumulated net realized gain on investments	135,338
Net unrealized appreciation on investments	9,274

Net assets	$5,284,945

A-CLASS:
Net assets	$2,346,720
Capital shares outstanding	87,829
Net asset value per share	$26.72

Maximum offering price per share (Net asset value divided by 95.25%)	$28.05

C-CLASS:
Net assets	$278,266
Capital shares outstanding	10,556
Net asset value per share	$26.36

H-CLASS:
Net assets	$2,528,733
Capital shares outstanding	94,648
Net asset value per share	$26.72

INSTITUTIONAL CLASS:
Net assets	$131,226
Capital shares outstanding	4,890
Net asset value per share	$26.84

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends	$5,045
Interest	3,623

Total investment income	8,668

EXPENSES:
Management fees	56,799
Transfer agent and administrative fees	15,778
Distribution and service fees:
A-Class	9,486
C-Class	2,095
H-Class	5,534
Portfolio accounting fees	6,311
Short sales dividend expense	28,291
Licensing fees	22,088
Prime broker interest expense	3,769
Custodian fees	1,614
Trustees’ fees*	552
Miscellaneous	7,465

Total expenses	159,782
Less:
Expenses waived by Advisor	(6,634)

Net expenses	153,148

Net investment loss	(144,480)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(204,907)
Futures contracts	428,857
Securities sold short	118,217

Net realized gain	342,167

Net change in unrealized appreciation (depreciation) on:
Investments	(88,053)
Securities sold short	54,808
Futures contracts	(49,172)

Net change in unrealized appreciation (depreciation)	(82,417)

Net realized and unrealized gain	259,750

Net increase in net assets resulting from operations	$115,270

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	37

LONG SHORT EQUITY STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(144,480)	$(48,229)
Net realized gain on investments	342,167	381,521
Net change in unrealized appreciation (depreciation) on investments	(82,417)	91,691

Net increase in net assets resulting from operations	115,270	424,983

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	(86,500)	(138,650)
C-Class	(5,022)	(11,501)
H-Class	(51,501)	(73,618)
Institutional Class	(2,968)	(746)

Total distributions to shareholders	(145,991)	(224,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	5,623,039	4,544,525
C-Class	162,804	221,155
H-Class	3,857,235	3,147,114
Institutional Class	95,137	52,500
Distributions reinvested
A-Class	86,281	138,650
C-Class	5,022	11,501
H-Class	51,501	73,616
Institutional Class	2,968	746
Cost of shares redeemed
A-Class	(6,977,556)	(1,168,664)
C-Class	(82,220)	(41,123)
H-Class	(3,375,476)	(1,285,677)
Institutional Class	(27,880)	—

Net increase (decrease) from capital share transactions	(579,145)	5,694,343

Net increase (decrease) in net assets	(609,866)	5,894,811
NET ASSETS:
Beginning of period	5,894,811	—

End of period	$5,284,945	$5,894,811

Accumulated net investment loss at end of period	$(32,408)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	212,702	176,581
C-Class	6,316	8,371
H-Class	144,305	121,888
Institutional Class	3,778	2,012
Shares issued from reinvestment of distributions
A-Class	3,397	5,401
C-Class	200	450
H-Class	2,028	2,869
Institutional Class	116	29
Shares redeemed
A-Class	(265,676)	(44,576)
C-Class	(3,180)	(1,601)
H-Class	(127,059)	(49,383)
Institutional Class	(1,045)	—

Net increase (decrease) in shares	(24,118)	222,041

[a]	Since commencement of operations: June 30, 2010.

38	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.55	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.59)	(.36)
Net gain on investments (realized and unrealized)	1.41	3.78

Total from investment operations	.82	3.42

Less distributions from:
Net realized gains	(.65)	(1.87)

Total distributions	(.65)	(1.87)

Net asset value, end of period	$26.72	$26.55

Total Return[c]	3.20%	13.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,347	$3,648

Ratios to average net assets:
Net investment loss	(2.25%)	(1.86%)
Total expenses	2.50%	2.52%
Net expenses[d]	2.39%	2.38%
Operating expenses[e]	1.90%	1.90%

Portfolio turnover rate	983%	142%

C-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.40	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.80)	(.49)
Net gain on investments (realized and unrealized)	1.41	3.76

Total from investment operations	.61	3.27

Less distributions from:
Net realized gains	(.65)	(1.87)

Total distributions	(.65)	(1.87)

Net asset value, end of period	$26.36	$26.40

Total Return[c]	2.41%	13.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278	$191

Ratios to average net assets:
Net investment loss	(3.10%)	(2.48%)
Total expenses	3.32%	3.23%
Net expenses[d]	3.22%	3.08%
Operating expenses[e]	2.65%	2.65%

Portfolio turnover rate	983%	142%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	39

LONG SHORT EQUITY STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.55	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.61)	(.36)
Net gain on investments (realized and unrealized)	1.43	3.78

Total from investment operations	.82	3.42

Less distributions from:
Net realized gains	(.65)	(1.87)

Total distributions	(.65)	(1.87)

Net asset value, end of period	$26.72	$26.55

Total Return[c]	3.20%	13.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,529	$2,001

Ratios to average net assets:
Net investment loss	(2.31%)	(1.85%)
Total expenses	2.55%	2.50%
Net expenses[d]	2.44%	2.36%
Operating expenses[e]	1.90%	1.89%

Portfolio turnover rate	983%	142%

Institutional Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.60	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.55)	(.28)
Net gain on investments (realized and unrealized)	1.44	3.75

Total from investment operations	.89	3.47

Less distributions from:
Net realized gains	(.65)	(1.87)

Total distributions	(.65)	(1.87)

Net asset value, end of period	$26.84	$26.60

Total Return[c]	3.46%	14.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$54

Ratios to average net assets:
Net investment loss	(2.11%)	(1.45%)
Total expenses	2.30%	2.33%
Net expenses[d]	2.20%	2.19%
Operating expenses[e]	1.65%	1.65%

Portfolio turnover rate	983%	142%

[a]	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Operating expenses exclude interest and dividend expense from securities sold short.

40	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT	41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

LONG SHORT INTEREST RATE STRATEGY FUND

OBJECTIVE: Seeks to maximize total return by taking advantage of price movements in the U.S. Treasury bond market.

The Long Short Interest Rate Strategy Fund H-Class returned -4.53% for the one-year period ended March 31, 2012. In comparison, a long-only exposure to the Barclay’s U.S. Aggregate Government Treasury Index* for the same period would have resulted in a return of 8.57%.

The Fund attempts to capitalize on interest rate trends by using different duration targets. The Fund is able to have five signals: fully bullish, moderately bullish, neutral, moderately bearish and fully bearish. During the period, the Fund used derivatives, such as bond futures, as the primary instrument to gain its exposures. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance for the period ended March 31, 2012 was dominated by events exogenous to those factors on which we base our investment decisions. Typically, events such as Three Mile Island, Chernobyl and Fukushima have an impact on U.S. Treasury prices that is reversed well within our forecast horizon—roughly 30 days. In fact, the impact of such events typically runs its course in 7-12 trading days. But when external events do have a longer impact on U.S. Treasury prices, they affect our discipline negatively at times—concern about the eurozone last year—and, at other times, positively. Over time, such outcomes occur rarely and the behavior of interest rates is driven by the fundamentals of our interest rate risk management approach, measures of real growth and inflation with an allowance for investor sentiment. An allowance is made for sentiment because over periods as short as our “monthly” forecast interval—designed to capture deviations from, as well as the basic trends in, interest rates—investor psychology can be an important factor in market price action.

Our own view, consistent with the research of Ken Rogoff and Carmen Reinhart, John Taylor and Charles Kindleberger, is that there is not a “New Normal;” the basic economic principles governing the behavior of interest rates still apply. The experience of the last few years—recession accompanied by financial crisis—is consistent with the results of prior episodes of aggressive easing in monetary policy, dramatic increases in the amount of government debt outstanding relative to gross domestic product, and accompanied by “irrational exuberance,” as evidenced in the excessive use of leverage. Additionally, longer-term yields have moved by significant amounts both higher and lower since the Federal Reserve lowered the target for the Federal Funds Rate to roughly zero in December 2008. So, even if the “Fed” maintains this target value, there is ample opportunity for our discipline to add value. As the performance in both September and the first quarter of 2012 suggests, when the discipline rights itself, it can make up lost ground fairly quickly. The basic principle of reversion to the mean or reverting to the norm in terms of performance would imply that attractive near-term results may lie ahead if the discipline performs in both absolute and relative terms in line with its potential.

*Barclay’s U.S. Aggregate Government Treasury Index is a component of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
H-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as futures contracts.

42	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	Since Inception (06/30/10)
A-Class Shares	-4.53%	-2.10%
A-Class Shares with sales charge‡	-9.08%	-4.79%
C-Class Shares	-5.24%	-2.83%
C-Class Shares with CDSC†	-6.18%	-2.83%
H-Class Shares	-4.53%	-2.10%
Institutional Class Shares	-4.28%	-1.86%
Barclays U.S. Aggregate Government Treasury Index	8.57%	4.72%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Government Treasury Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	March 31, 2012
LONG SHORT INTEREST RATE STRATEGY FUND

	FACE AMOUNT	VALUE
FEDERAL AGENCY DISCOUNT NOTES†† - 42.9%
Farmer Mac[1]
0.20% due 05/11/12	$15,000,000	$14,999,520

Fannie Mae[2]
0.15% due 09/12/12	10,000,000	9,995,470
0.23% due 04/02/12	5,000,000	5,000,000

Total Fannie Mae		14,995,470

Federal Home Loan Bank[1]
0.12% due 10/22/12	10,000,000	9,993,800

Total Federal Agency Discount Notes (Cost $39,983,284)		39,988,790

FEDERAL AGENCY NOTES†† - 32.5%
Federal Home Loan Bank[1]
0.20% due 12/28/12	15,290,000	15,288,899
Federal Farm Credit Bank[1]
0.24% due 06/20/12	15,000,000	15,002,925

Total Federal Agency Notes (Cost $30,289,922)		30,291,824

REPURCHASE AGREEMENTS††,3 - 23.2%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	14,532,468	14,532,468
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	4,088,700	4,088,700
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	1,876,149	1,876,149
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	1,086,731	1,086,731

Total Repurchase Agreements (Cost $21,584,048)		21,584,048

Total Investments - 98.6% (Cost $91,857,254)		$91,864,662

Other Assets & Liabilities, net - 1.4%		1,289,775

Total Net Assets - 100.0%		$93,154,437

	CONTRACTS	UNREALIZED GAIN
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2012 Ultra Long-Term U.S.Treasury Bond Futures Contracts (Aggregate Value of Contracts $15,495,063)	103	$772,351
June 2012 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $38,050,031)	294	541,667
June 2012 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $15,551,625)	113	506,805
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $59,290,000)	484	345,173
June 2012 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $72,646,406)	330	31,131

(Total Aggregate Value of Contracts $201,033,125)		$2,197,127

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	Repurchase Agreements — See Note 5.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT INTEREST RATE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, at value (cost $70,273,206)	$70,280,614
Repurchase agreements, at value (cost $21,584,048)	21,584,048

Total investments (cost $91,857,254)	91,864,662
Segregated cash with broker	1,482,900
Receivables:
Variation margin	605,158
Interest	18,012
Fund shares sold	7,719

Total assets	93,978,451

LIABILITIES:
Payable for:
Fund shares redeemed	617,606
Management fees	60,429
Distribution and service fees	20,601
Transfer agent and administrative fees	20,143
Portfolio accounting fees	8,057
Miscellaneous	97,178

Total liabilities	824,014

NET ASSETS	$93,154,437

NET ASSETS CONSIST OF:
Paid in capital	$104,060,205
Accumulated net investment loss	(318,354)
Accumulated net realized loss on investments	(12,791,949)
Net unrealized appreciation on investments	2,204,535

Net assets	$93,154,437

A-CLASS:
Net assets	$25,536,050
Capital shares outstanding	1,070,878
Net asset value per share	$23.85

Maximum offering price per share (Net asset value divided by 95.25%)	$25.04

C-CLASS:
Net assets	$12,449,122
Capital shares outstanding	528,980
Net asset value per share	$23.53

H-CLASS:
Net assets	$18,240,461
Capital shares outstanding	764,965
Net asset value per share	$23.84

INSTITUTIONAL CLASS:
Net assets	$36,928,804
Capital shares outstanding	1,542,306
Net asset value per share	$23.94

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$256,600

Total investment income	256,600

EXPENSES:
Management fees	1,004,023
Transfer agent and administrative fees	334,674
Distribution and service fees:
A-Class	104,596
C-Class	163,850
H-Class	86,484
Portfolio accounting fees	133,869
Custodian fees	35,363
Trustees’ fees*	12,097
Miscellaneous	159,590

Total expenses	2,034,546

Net investment loss	(1,777,946)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,125
Futures contracts	(9,593,206)

Net realized loss	(9,591,081)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,907)
Futures contracts	2,541,385

Net change in unrealized appreciation (depreciation)	2,528,478

Net realized and unrealized loss	(7,062,603)

Net decrease in net assets resulting from operations	$(8,840,549)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	45

LONG SHORT INTEREST RATE STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,777,946)	$(558,298)
Net realized loss on investments	(9,591,081)	(2,608,946)
Net change in unrealized appreciation (depreciation) on investments	2,528,478	(323,943)

Net decrease in net assets resulting from operations	(8,840,549)	(3,491,187)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	—	(170,618)
C-Class	—	(60,418)
H-Class	—	(213,112)
Institutional Class	—	(58,988)

Total distributions to shareholders	—	(503,136)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	23,645,537	60,601,738
C-Class	7,494,316	17,451,313
H-Class	25,597,870	60,389,752
Institutional Class	28,451,019	38,029,920
Redemption fees collected
A-Class	—	213
C-Class	—	12
H-Class	—	179
Institutional Class	—	—
Distributions reinvested
A-Class	—	149,959
C-Class	—	59,528
H-Class	—	204,615
Institutional Class	—	55,179
Cost of shares redeemed
A-Class	(46,966,821)	(7,435,129)
C-Class	(9,100,331)	(1,951,006)
H-Class	(51,941,799)	(11,546,620)
Institutional Class	(26,789,213)	(410,922)

Net increase (decrease) from capital share transactions	(49,609,422)	155,598,731

Net increase (decrease) in net assets	(58,449,971)	151,604,408

NET ASSETS:
Beginning of period	151,604,408	—

End of period	$93,154,437	$151,604,408

Accumulated net investment loss at end of period	$(318,354)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	978,397	2,365,260
C-Class	310,507	681,438
H-Class	1,063,468	2,343,550
Institutional Class	1,177,662	1,507,953
Shares issued from reinvestment of distributions
A-Class	—	5,761
C-Class	—	2,295
H-Class	—	7,861
Institutional Class	—	2,118
Shares redeemed
A-Class	(1,986,372)	(292,168)
C-Class	(389,005)	(76,255)
H-Class	(2,190,686)	(459,228)
Institutional Class	(1,128,561)	(16,866)

Net increase (decrease) in shares	(2,164,590)	6,071,719

[a]	Since commencement of operations: June 30, 2010.

46	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT INTEREST RATE STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$24.97	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.31)	(.26)
Net gain (loss) on investments (realized and unrealized)	(.81)	.50

Total from investment operations	(1.12)	.24

Less distributions from:
Net realized gains	—	(.27)

Total distributions	—	(.27)

Net asset value, end of period	$23.85	$24.97

Total Return[c]	(4.53%)	0.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,536	$51,915

Ratios to average net assets:
Net investment loss	(1.32%)	(1.35%)
Total expenses	1.51%	1.54%

Portfolio turnover rate	—	—

C-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$24.83	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.49)	(.40)
Net gain (loss) on investments (realized and unrealized)	(.81)	.50

Total from investment operations	(1.30)	.10

Less distributions from:
Net realized gains	—	(.27)

Total distributions	—	(.27)

Net asset value, end of period	$23.53	$24.83

Total Return[c]	(5.24%)	0.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,449	$15,086

Ratios to average net assets:
Net investment loss	(2.06%)	(2.12%)
Total expenses	2.26%	2.30%

Portfolio turnover rate	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	47

LONG SHORT INTEREST RATE STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$24.97	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.32)	(.26)
Net gain (loss) on investments (realized and unrealized)	(.81)	.50

Total from investment operations	(1.13)	.24

Less distributions from:
Net realized gains	—	(.27)

Total distributions	—	(.27)

Net asset value, end of period	$23.84	$24.97

Total Return[c]	(4.53%)	0.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,240	$47,252

Ratios to average net assets:
Net investment loss	(1.32%)	(1.36%)
Total expenses	1.51%	1.54%

Portfolio turnover rate	—	—

Institutional Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$25.01	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.25)	(.21)
Net gain (loss) on investments (realized and unrealized)	(.82)	.49

Total from investment operations	(1.07)	.28

Less distributions from:
Net realized gains	—	(.27)
Total distributions	—	(.27)

Net asset value, end of period	$23.94	$25.01

Total Return[c]	(4.28%)	1.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,929	$37,351

Ratios to average net assets:
Net investment loss	(1.06%)	(1.13%)
Total expenses	1.25%	1.30%

Portfolio turnover rate	—	—

[a]	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

48	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT	49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: To seek to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Emerging Markets 2x Strategy Fund H-Class returned -29.70%, while the BNY Mellon Emerging Markets 50 ADR Index* returned -10.01% over the same period.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

Emerging markets as a group underperformed for much of the past 12 months. After a weak 2011, the sector had a good start to 2012, but fell off on news of a slowdown in China’s economy, higher oil prices and worldwide economic weakness. Other ongoing risks to emerging market growth are the eurozone’s debt problems and political changes that are occurring in many developing countries in 2012.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

*BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure

as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements.

50	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/31/12
	1 Year	Since Inception (10/29/10)
A-Class Shares	-30.00%	-17.99%
A-Class Shares with sales charge‡	-33.31%	-20.76%
C-Class Shares	-29.75%	-18.05%
C-Class Shares with CDSC†	-30.40%	-18.05%
H-Class Shares	-29.70%	-17.77%
BNY Mellon Emerging Markets 50 ADR Index	-10.01%	-3.32%
S&P 500 Index	8.54%	15.48%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	March 31, 2012
EMERGING MARKETS 2x STRATEGY FUND

	SHARES	VALUE
COMMON STOCKS† - 5.0%
Energy - 1.1%
Petroleo Brasileiro S.A. — Class A ADR	568	$14,519
Petroleo Brasileiro S.A. ADR	440	11,686
CNOOC Ltd. ADR	40	8,172
PetroChina Company Ltd. ADR	56	7,870
Sasol Ltd. ADR	132	6,420
China Petroleum & Chemical Corp. ADR	45	4,892
Ecopetrol S.A. ADR	55	3,360
Ultrapar Participacoes S.A. ADR	110	2,386

Total Energy		59,305

Telecommunication Services - 0.9%
China Mobile Ltd. ADR	278	15,312
America Movil SAB de CV ADR	514	12,763
Chunghwa Telecom Company Ltd. ADR	102	3,137
Mobile TeleSystems ADR	138	2,531
Telefonica Brasil S.A. ADR	77	2,359
China Unicom Hong Kong Ltd. ADR	126	2,117
China Telecom Corporation Ltd. ADR	37	2,031
Telekomunikasi Indonesia Persero Tbk PT ADR	66	2,004
Tim Participacoes S.A. ADR	49	1,581
Philippine Long Distance Telephone Co. ADR	23	1,430

Total Telecommunication Services		45,265

Financials - 0.9%
Itau Unibanco Holding S.A. ADR	596	11,437
Banco Bradesco S.A. ADR	510	8,925
China Life Insurance Company Ltd. ADR	132	5,131
HDFC Bank Ltd. ADR	150	5,115
Shinhan Financial Group Company Ltd. ADR	59	4,549
ICICI Bank Ltd. ADR	113	3,940
KB Financial Group, Inc. ADR	96	3,523
Banco Santander Brasil S.A. ADR	150	1,376

Total Financials		43,996

Materials - 0.8%
Vale S.A. — Class B ADR	542	12,298
Vale S.A. ADR	348	8,119
POSCO ADR	72	6,026
AngloGold Ashanti Ltd. ADR	102	3,766
Gold Fields Ltd. ADR	192	2,669
Gerdau S.A. ADR	238	2,292
Cemex SAB de CV ADR*	283	2,192
Cia Siderurgica Nacional S.A. ADR	210	1,987
Cia de Minas Buenaventura S.A. ADR	42	1,693
Sociedad Quimica y Minera de Chile S.A. ADR	24	1,408

Total Materials		42,450

Information Technology - 0.7%
Taiwan Semiconductor Manufacturing
Company Ltd. ADR	1,299	19,848
Infosys Ltd. ADR	128	7,300
Baidu, Inc. ADR*	36	5,248
United Microelectronics Corp. ADR	693	1,698

Total Information Technology		34,094

	SHARES	VALUE
Consumer Staples - 0.4%
Cia de Bebidas das Americas ADR	212	$8,760
Fomento Economico Mexicano SAB de CV ADR	50	4,114
BRF - Brasil Foods S.A. ADR	178	3,562
Cia de Bebidas das Americas ADR	63	2,180
Cia Brasileira de Distribuicao Grupo Paode Acucar ADR	33	1,571

Total Consumer Staples		20,187

Consumer Discretionary - 0.1%
Grupo Televisa SAB ADR	150	3,162
Tata Motors Ltd. ADR	92	2,481

Total Consumer Discretionary		5,643

Utilities - 0.1%
Cia Energetica de Minas Gerais ADR	102	2,426
Empresa Nacional de Electricidad S.A. ADR	29	1,565
Korea Electric Power Corp. ADR*	140	1,362

Total Utilities		5,353

Total Common Stocks (Cost $212,416)		256,293

	FACE AMOUNT
REPURCHASE AGREEMENTS††,1 - 111.9%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$2,610,722	2,610,722
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	2,207,755	2,207,755
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	734,525	734,525
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	195,228	195,228

Total Repurchase Agreements (Cost $5,748,230)		5,748,230

Total Investments - 116.9% (Cost $5,960,646)		$6,004,523

Other Assets & Liabilities, net - (16.9)%		(866,069)

Total Net Assets - 100.0%		$5,138,454

52	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012

EMERGING MARKETS 2x STRATEGY FUND

	UNITS	UNREALIZED LOSS
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2012 Bank of New York Mellon Emerging Markets 50 ADR Index Swap, Terminating 04/27/12[3] (Notional Value $9,973,278)	3,758	$(195,234)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate.
ADR	— American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	53

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Investments, at value
(cost $212,416)	$256,293
Repurchase agreements, at value
(cost $5,748,230)	5,748,230

Total investments
(cost $5,960,646)	6,004,523
Segregated cash with broker	44,800
Cash	1,182
Receivables:
Fund shares sold	112,405
Dividends	5,324
Variation margin	598

Total assets	6,168,832

LIABILITIES:
Unrealized depreciation on swap agreements	195,234
Payable for:
Fund shares redeemed	741,144
Swap settlement	78,573
Management fees	7,205
Distribution and service fees	2,135
Transfer agent and administrative fees	2,001
Portfolio accounting fees	801
Miscellaneous	3,285

Total liabilities	1,030,378

NET ASSETS	$5,138,454

NET ASSETS CONSIST OF:
Paid in capital	$5,683,254
Accumulated net investment loss	(18,506)
Accumulated net realized loss on investments	(374,937)
Net unrealized depreciation on investments	(151,357)

Net assets	$5,138,454

A-CLASS:
Net assets	$363,487
Capital shares outstanding	20,795
Net asset value per share	$17.48

Maximum offering price per share
(Net asset value divided by 95.25%)	$18.35

C-CLASS:
Net assets	$61,938
Capital shares outstanding	3,547
Net asset value per share	$17.46

H-CLASS:
Net assets	$4,713,029
Capital shares outstanding	268,585
Net asset value per share	$17.55

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,754)	$62,343
Interest	814

Total investment income	63,157

EXPENSES:
Management fees	42,211
Transfer agent and administrative fees	11,725
Distribution and service fees:
A-Class	277
C-Class	3,307
H-Class	10,621
Portfolio accounting fees	4,690
Licensing fees	5,661
Custodian fees	1,581
Trustees’ fees*	333
Miscellaneous	5,041

Total expenses	85,447
Less:
Expenses waived by Advisor	(3,784)

Net expenses	81,663

Net investment loss	(18,506)

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	(333,162)
Swap agreements	6,746
Futures contracts	52,158

Net realized loss	(274,258)

Net change in unrealized appreciation (depreciation) on:
Investments	(87,951)
Swap agreements	(425,723)
Futures contracts	36

Net change in unrealized appreciation (depreciation)	(513,638)

Net realized and unrealized loss	(787,896)

Net decrease in net assets resulting from operations	$(806,402)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(18,506)	$(17,717)
Net realized gain (loss) on investments	(274,258)	108,807
Net change in unrealized appreciation (depreciation) on investments	(513,638)	362,281

Net increase (decrease) in net assets resulting from operations	(806,402)	453,371

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
A-Class	(1,547)	—
C-Class	(1,676)	—
H-Class	(191,123)	—

Total distributions to shareholders	(194,346)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	2,133,102	941,826
C-Class	67,533,983	11,122,536
H-Class	112,547,354	43,838,990
Distributions reinvested
A-Class	1,547	—
C-Class	1,676	—
H-Class	189,012	—
Cost of shares redeemed
A-Class	(2,733,563)	(14,982)
C-Class	(68,198,547)	(10,417,206)
H-Class	(110,758,822)	(40,501,075)

Net increase from capital share transactions	715,742	4,970,089

Net increase (decrease) in net assets	(285,006)	5,423,460
NET ASSETS:
Beginning of period	5,423,460	—

End of period	$5,138,454	$5,423,460

Accumulated net investment loss at end of period	$(18,506)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	93,188	37,422
C-Class	3,321,992	437,312
H-Class	5,747,087	1,719,799
Shares issued from reinvestment of distributions
A-Class	110	—
C-Class	119	—
H-Class	13,358	—
Shares redeemed
A-Class	(109,307)	(618)
C-Class	(3,345,630)	(410,246)
H-Class	(5,629,413)	(1,582,246)

Net increase in shares	91,504	201,423

[a]	Since commencement of operations: October 29, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	55

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.95	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(—)[c]	(.13)
Net gain (loss) on investments (realized and unrealized)	(8.35)	2.08

Total from investment operations	(8.35)	1.95

Less distributions from:
Net realized gains	(1.12)	—

Total distributions	(1.12)	—

Net asset value, end of period	$17.48	$26.95

Total Return[d]	(30.00%)	7.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$363	$992

Ratios to average net assets:
Net investment loss	(0.01%)	(1.42%)
Total expenses	1.77%	1.85%
Net expenses[e]	1.69%	1.73%

Portfolio turnover rate	883%	58%
C-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.83	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.18)	(.31)
Net gain (loss) on investments (realized and unrealized)	(8.07)	2.14

Total from investment operations	(8.25)	1.83

Less distributions from:
Net realized gains	(1.12)	—

Total distributions	(1.12)	—

Net asset value, end of period	$17.46	$26.83

Total Return[d]	(29.75%)	7.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62	$726

Ratios to average net assets:
Net investment loss	(0.87%)	(1.98%)
Total expenses	2.54%	2.60%
Net expenses[e]	2.46%	2.49%

Portfolio turnover rate	883%	58%

56	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$26.94	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.07)	(.11)
Net gain (loss) on investments (realized and unrealized)	(8.20)	2.05

Total from investment operations	(8.27)	1.94

Less distributions from:
Net realized gains	(1.12)	—

Total distributions	(1.12)	—

Net asset value, end of period	$17.55	$26.94

Total Return[d]	(29.70%)	7.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,713	$3,705

Ratios to average net assets:
Net investment loss	(0.37%)	(1.05%)
Total expenses	1.77%	1.85%
Net expenses[e]	1.69%	1.74%

Portfolio turnover rate	883%	58%

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Net investment loss is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: To seek to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2012, Inverse Emerging Markets 2x Strategy Fund H-Class returned -8.79%, while the BNY Mellon Emerging Markets 50 ADR Index* returned -10.01% over the same period.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

Emerging markets as a group underperformed for much of the past 12 months. After a weak 2011, the sector had a good start to 2012, but fell off on news of a slowdown in China’s economy, higher oil prices and worldwide economic weakness. Other ongoing risks to emerging market growth are the eurozone’s debt problems and political changes that are occurring in many developing countries in 2012.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report. *BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010
The Fund invests principally in derivative investments such as swap agreements and futures contracts.

58	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	Since Inception (10/29/10)
A-Class Shares	-8.84%	-16.73%
A-Class Shares with sales charge‡	-13.15%	-19.54%
C-Class Shares**	-5.06%	-13.80%
C-Class Shares with CDSC†,**	-6.01%	-13.80%
H-Class Shares	-8.79%	-16.70%
BNY Mellon Emerging Markets 50 ADR Index	-10.01%	-3.32%
S&P 500 Index	8.54%	15.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

**

Generally, the performance of the Fund’s C-Class Shares will underperform the Fund’s H-Class Shares and A-Class Shares due to the C-Class Shares’ higher expense ratio. However, the performance of the Fund’s C-Class Shares is greater than that of the H-Class Shares and A-Class Shares due to the impact large redemptions of C-Class Shares had on the expense accruals for C-Class Shares. The effect of the expense accruals on the performance of the C-Class Shares of the Fund was magnified by the small asset base of the C-Class Shares.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	March 31, 2012

INVERSE EMERGING MARKETS 2x STRATEGY FUND

	FACE AMOUNT	VALUE
REPURCHASE AGREEMENTS††,1 - 44.6%
HSBC Group issued 03/30/12 at 0.01% due 04/02/12	$735,575	$735,575
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12[2]	555,514	555,514
Mizuho Financial Group, Inc. issued 03/30/12 at 0.01% due 04/02/12	206,953	206,953
Deutsche Bank issued 03/30/12 at 0.01% due 04/02/12	55,006	55,006

Total Repurchase Agreements (Cost $1,553,048)		1,553,048

Total Investments - 44.6% (Cost $1,553,048)		$1,553,048

Other Assets & Liabilities, net - 55.4%		1,931,455

Total Net Assets - 100.0%		$3,484,503

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS SOLD SHORT†
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $3,117,000)	60	$(2,219)

	UNITS
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International April 2012 Bank of New York Mellon Emerging Markets 50 ADR Index Swap, Terminating 04/27/12[3] (Notional Value $3,860,123)	1,454	$53,604

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2012.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate.

60	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS:
Repurchase agreements, at value (cost $1,553,048)	$1,553,048

Total investments (cost $1,553,048)	1,553,048
Unrealized appreciation on swap agreements	53,604
Receivable for swap settlement	43,674
Segregated cash with broker	39,200
Receivables:
Fund shares sold	1,895,068

Total assets	3,584,594

LIABILITIES:
Payable for:
Fund shares redeemed	90,454
Variation margin	4,025
Management fees	1,647
Distribution and service fees	849
Transfer agent and administrative fees	458
Portfolio accounting fees	183
Miscellaneous	2,475

Total liabilities	100,091

NET ASSETS	$3,484,503

NET ASSETS CONSIST OF:
Paid in capital	$4,713,828
Accumulated net investment loss	(12,214)
Accumulated net realized loss on investments	(1,268,496)
Net unrealized appreciation on investments	51,385

Net assets	$3,484,503

A-CLASS:
Net assets	$8,331
Capital shares outstanding	432
Net asset value per share	$19.29

Maximum offering price per share (Net asset value divided by 95.25%)	$20.25

C-CLASS:
Net assets	$1,261,115
Capital shares outstanding	62,277
Net asset value per share	$20.25

H-CLASS:
Net assets	$2,215,057
Capital shares outstanding	114,835
Net asset value per share	$19.29

STATEMENT OF OPERATIONS
Year Ended March 31, 2012

INVESTMENT INCOME:
Interest	$926

Total investment income	926

EXPENSES:
Management fees	29,262
Transfer agent and administrative fees	8,128
Distribution and service fees:
A-Class	449
C-Class	4,085
H-Class	6,658
Portfolio accounting fees	3,251
Licensing fees	4,332
Custodian fees	829
Trustees’ fees*	273
Miscellaneous	3,812

Total expenses	61,079
Less:
Expenses waived by Advisor	(3,031)

Net expenses	58,048

Net investment loss	(57,122)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Swap agreements	(621,439)
Futures contracts	(331,893)

Net realized loss	(953,332)

Net change in unrealized appreciation (depreciation) on:
Swap agreements	164,676
Futures contracts	82,720

Net change in unrealized appreciation (depreciation)	247,396

Net realized and unrealized loss	(705,936)

Net decrease in net assets resulting from operations	$(763,058)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	61

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(57,122)	$(19,633)
Net realized loss on investments	(953,332)	(315,164)
Net change in unrealized appreciation (depreciation) on investments	247,396	(196,011)

Net decrease in net assets resulting from operations	(763,058)	(530,808)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	648,870	173,520
C-Class	87,793,549	9,915,158
H-Class	73,854,823	34,731,130
Cost of shares redeemed
A-Class	(567,237)	(125,927)
C-Class	(86,340,121)	(9,852,057)
H-Class	(74,083,821)	(31,369,518)

Net increase from capital share transactions	1,306,063	3,472,306

Net increase in net assets	543,005	2,941,498
NET ASSETS:
Beginning of period	2,941,498	—

End of period	$3,484,503	$2,941,498

Accumulated net investment loss at end of period	$(12,214)	$—

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	24,792	6,828
C-Class	3,786,907	427,743
H-Class	3,190,564	1,486,122
Shares redeemed
A-Class	(25,988)	(5,200)
C-Class	(3,725,324)	(427,049)
H-Class	(3,212,511)	(1,349,340)

Net increase in shares	38,440	139,104

[a]	Since commencement of operations: October 29, 2010.

62	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$21.15	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.39)	(.16)
Net loss on investments (realized and unrealized)	(1.47)	(3.69)

Total from investment operations	(1.86)	(3.85)

Net asset value, end of period	$19.29	$21.15

Total Return[c]	(8.84%)	(15.40%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8	$34
Ratios to average net assets:
Net investment loss	(1.66%)	(1.61%)
Total expenses	1.78%	1.85%
Net expenses[d]	1.69%	1.73%

Portfolio turnover rate	—	—

C-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$21.33	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.55)	(.25)
Net loss on investments (realized and unrealized)	(.53)	(3.42)

Total from investment operations	(1.08)	(3.67)

Net asset value, end of period	$20.25	$21.33

Total Return[c,e]	(5.06%)	(14.68%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,261	$15

Ratios to average net assets:
Net investment loss	(2.41%)	(2.37%)
Total expenses	2.53%	2.57%
Net expenses[d]	2.44%	2.46%

Portfolio turnover rate	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT	63

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Period Ended March 31, 2011[a]
Per Share Data
Net asset value, beginning of period	$21.15	$25.00

Income (loss) from investment operations:
Net investment loss[b]	(.38)	(.16)
Net loss on investments (realized and unrealized)	(1.48)	(3.69)

Total from investment operations	(1.86)	(3.85)

Net asset value, end of period	$19.29	$21.15

Total Return[c]	(8.79%)	(15.40%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,215	$2,892

Ratios to average net assets:
Net investment loss	(1.67%)	(1.63%)
Total expenses	1.79%	1.85%
Net expenses[d]	1.70%	1.74%

Portfolio turnover rate	—	—

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]

Generally, the performance of the Fund’s C-Class Shares will underperform the Fund’s H-Class Shares and A-Class Shares due to the C-Class Shares’ higher expense ratio. However, the performance of the Fund’s C-Class Shares is greater than that of the H-Class Shares and A-Class Shares due to the impact large redemptions of C-Class Shares had on the expense accruals for C-Class Shares. The effect of the expense accruals on the performance of the C-Class Shares of the Fund was magnified by the small asset base of the C-Class Shares.

64	THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At March 31, 2012, the Trust consisted of fifty-seven separate funds. This report covers the Alternatives Funds and the International Equity Funds (the “Funds”), while the other funds are contained in separate reports. Only A-Class, C-Class, H-Class and Institutional Class shares had been issued in the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. GI, RFS and RDL are affiliated entities.

The Alternative Strategies Allocation Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of affiliated and unaffiliated funds (the “underlying funds”) instead of individual securities.

American Independence Financial Services, LLC serves as investment sub-adviser to the Long Short Interest Rate Strategy Fund. The Sub-Advisor constructs and provides the Advisor with the Long Short Interest Rate Strategy Fund’s investment model.

The International Equity Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Trust calculates a NAV twice each business day, first in the morning and again in the afternoon for the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund. All other Funds in this report will price at the afternoon NAV. The morning NAV is calculated at 10:45 a.m. and the afternoon NAV is calculated at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2012, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies

66	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2.	Financial Instruments

As part of their investment strategy, the Funds and certain underlying funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund or an underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the

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NOTES TO FINANCIAL STATEMENTS (continued)

financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by SGI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
U.S. Long Short Momentum Fund	0.90%
Alternative Strategies Allocation Fund	—
Event Driven and Distressed Strategies Fund	0.90%
Long Short Equity Strategy Fund	0.90%
Long Short Interest Rate Strategy Fund	0.75%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%

GI manages the investment and reinvestment of the assets of the Alternative Strategies Allocation Fund in accordance with the investment objectives, policies, and limitations of the Fund. As part of its agreement with the Trust, GI will pay all expenses of the Fund, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses. The Fund indirectly

68	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund and Long Short Equity Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class, H-Class, and Institutional Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends on securities sold short, and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively, of the Fund’s A-Class, C-Class, H-Class, and Institutional Class Shares average daily net assets until July 31, 2012. The total annual fund operating expenses after fee waiver and/or expense reimbursement includes excluded expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90%, and 1.65%, respectively. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

For the year ended March 31, 2012, GI voluntarily agreed to reimburse a portion of the licensing fee charged to the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Alternative Strategies Allocation Fund are paid by GI, as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund. Fees related to the Alternative Strategies Allocation Fund are paid by GI, as previously noted.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a passthrough basis. Such expenses are allocated to various Funds within the complex based on relative net assets. Certain expenses allocated to the Alternative Strategies Allocation Fund are paid by GI, as previously noted.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which RDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. RDL, in turn, will pay the Service Provider out of its fees. RDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2012, RDL retained sales charges of $404,264 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and RDL.

4. Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 – significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2012:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
U.S. Long Short Momentum Fund	$101,504,850	$—	$1,936,891	$—	$—	$103,441,741
Alternative Strategies Allocation Fund	7,836,227	14,614	90,201	—	—	7,941,042
Event Driven and Distressed Strategies Fund	1,916,724	—	8,265,900	4,370	—	10,186,994
Long Short Equity Strategy Fund	—	19,645	3,741,654	—	—	3,761,299
Long Short Interest Rate Strategy Fund	—	2,197,127	91,864,662	—	—	94,061,789
Emerging Markets 2x Strategy Fund	256,293	—	5,748,230	—	—	6,004,523
Inverse Emerging Markets 2x Strategy Fund	—	—	1,553,048	53,604	—	1,606,652

Liabilities
U.S. Long Short Momentum Fund	$—	$212,043	$—	$—	$—	$212,043
Alternative Strategies Allocation Fund	—	11,164	—	—	—	11,164
Event Driven and Distressed Strategies Fund	—	—	—	16,738	—	16,738
Long Short Equity Strategy Fund	—	10,411	—	—	—	10,411
Emerging Markets 2x Strategy Fund	—	—	—	195,234	—	195,234
Inverse Emerging Markets 2x Strategy Fund	—	2,219	—	—	—	2,219

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2012, there were no transfers between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended March 31, 2012:

Common Stock
U.S. Long Short Momentum Fund
Assets:
Beginning Balance	$17,250
Total realized gains or losses included in earnings	(158,183)
Total change in unrealized gains or losses included in earnings	339,612
Sales	(198,679)

Ending Balance	$—

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

70	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2012, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group 0.01% Due 04/02/12	$945,000,000	$945,000,788	U.S. Treasury STRIPS 0.00% 02/15/13 - 02/15/22	$1,040,731,200	$963,900,029
Mizuho Financial Group, Inc. 0.01% Due 04/02/12	265,875,123	265,875,345	U.S. Treasury Bills 0.00% 08/23/12 - 02/07/13	231,055,000	230,868,945
			U.S. Treasury Notes 2.50% - 2.63% 03/31/13 - 11/15/20	37,530,300	40,323,785
Credit Suisse Group 0.01% Due 04/02/12	235,771,833	235,772,030	U.S. Treasury Notes 1.38% - 2.13% 11/30/15 - 08/15/21	235,636,900	240,487,393
Deutsche Bank 0.01% Due 04/02/12	70,666,667	70,666,726	U.S. Treasury Note 1.25% 03/15/14	70,800,000	72,080,016

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
U.S. Long Short Momentum Fund		x
Alternative Strategies Allocation Fund	x	x
Event Driven and Distressed Strategies Fund	x	x
Long Short Equity Strategy Fund	x	x
Long Short Interest Rate Strategy Fund	x	x
Emerging Markets 2x Strategy Fund	x	x
Inverse Emerging Markets 2x Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
U.S. Long Short Momentum Fund	—	5%
Alternative Strategies Allocation Fund	10%	10%
Event Driven and Distressed Strategies Fund	150%	—
Long Short Equity Strategy Fund	50%	—
Long Short Interest Rate Strategy Fund	—	215%
Emerging Markets 2x Strategy Fund	195%	—
Inverse Emerging Markets 2x Strategy Fund	—	200%

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2012:

Location on the Statements of Assets and Liabilities
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Corporate Bond contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2012:

	Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Interest Rate Contracts*	Futures Currency Contracts*	Swaps Equity Index Contracts	Swaps Corporate Bond Contracts	Total Value at March 31, 2012
U.S. Long Short Momentum Fund	$—	$—	$—	$—	$—	$—
Alternative Strategies Allocation Fund	13,924	530	160	—	—	14,614
Event Driven and Distressed Strategies Fund	—	—	—	4,370	—	4,370
Long Short Equity Strategy Fund	19,645	—	—	—	—	19,645
Long Short Interest Rate Strategy Fund	—	2,197,127	—	—	—	2,197,127
Emerging Markets 2x Strategy Fund	—	—	—	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—	53,604	—	53,604

	Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Interest Rate Contracts*	Futures Currency Contracts*	Swaps Equity Index Contracts	Swaps Corporate Bond Contracts	Total Value at March 31, 2012
U.S. Long Short Momentum Fund	$212,043	$—	$—	$—	$—	$212,043
Alternative Strategies Allocation Fund	4,278	—	6,886	—	—	11,164
Event Driven and Distressed Strategies Fund	—	—	—	—	16,738	16,738
Long Short Equity Strategy Fund	10,411	—	—	—	—	10,411
Long Short Interest Rate Strategy Fund	—	—	—	—	—	—
Emerging Markets 2x Strategy Fund	—	—	—	195,234	—	195,234
Inverse Emerging Markets 2x Strategy Fund	2,219	—	—	—	—	2,219

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Corporate Bond/	Net realized gain (loss) on swap agreements
Credit Default contracts	Net realized gain (loss) on futures contracts
Net change in net unrealized appreciation (depreciation) on swap agreements
Net change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2012:

	Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Swaps Equity Index Contracts	Swaps Corporate Bond Contracts	Swaps Credit Default Contracts	Total
U.S. Long Short Momentum Fund	$(1,906,510)	$—	$—	$—	$—	$—	$(1,906,510)
Alternative Strategies Allocation Fund	19,282	31,899	5,446	—	—	—	56,627
Event Driven and Distressed Strategies Fund	74,281	—	—	(683,813)	233,448	(16,479)	(392,563)
Long Short Equity Strategy Fund	428,857	—	—	—	—	—	428,857
Long Short Interest Rate Strategy Fund	—	(9,593,206)	—	—	—	—	(9,593,206)
Emerging Markets 2x Strategy Fund	52,158	—	—	6,746	—	—	58,904
Inverse Emerging Markets 2x Strategy Fund	(331,893)	—	—	(621,439)	—	—	(953,332)

72	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Futures Equity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Swaps Equity Index Contracts	Swaps Corporate Bond Contracts	Swaps Credit Default Contracts	Total
U.S. Long Short Momentum Fund	$(206,020)	$—	$—	$—	$—	$—	$(206,020)
Alternative Strategies Allocation Fund	7,294	6,319	(6,726)	—	—	—	6,887
Event Driven and Distressed Strategies Fund	—	—	—	(153,270)	(28,766)	—	(182,036)
Long Short Equity Strategy Fund	(49,172)	—	—	—	—	—	(49,172)
Long Short Interest Rate Strategy Fund	—	2,541,385	—	—	—	—	2,541,385
Emerging Markets 2x Strategy Fund	36	—	—	(425,723)	—	—	(425,687)
Inverse Emerging Markets 2x Strategy Fund	82,720	—	—	164,676	—	—	247,396

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended March 31, 2012, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Alternative Strategies Allocation Fund	208,961	—	208,961
Event Driven and Distressed Strategies Fund	360,523	—	360,523
Long Short Equity Strategy Fund	68,171	77,820	145,991
Long Short Interest Rate Strategy Fund	—	—	—
Emerging Markets 2x Strategy Fund	194,346	—	194,346
Inverse Emerging Markets 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2011, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Alternative Strategies Allocation Fund	415,959	—	415,959
Event Driven and Distressed Strategies Fund	878,342	—	878,342
Long Short Equity Strategy Fund	94,717	129,798	224,515
Long Short Interest Rate Strategy Fund	147,983	355,153	503,136
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT	73

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 31, 2012, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward[1]
U.S. Long Short Momentum Fund	$—	$—	$11,260,797	$(85,319,003)
Alternative Strategies Allocation Fund	—	—	203,991	(8,379,754)
Event Driven and Distressed Strategies Fund	—	—	58,793	(606,090)
Long Short Equity Strategy Fund	—	144,572	40	—
Long Short Interest Rate Strategy Fund	—	—	7,408	(10,594,822)
Emerging Markets 2x Strategy Fund	—	—	(418,918)	—
Inverse Emerging Markets 2x Strategy Fund	—	—	53,605	(450,973)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2017	2018	2019	Short-Term	Long-Term	Carryforward
U.S. Long Short Momentum Fund	$(64,490,485)	$(19,377,927)	$—	$(1,450,591)	$—	$(85,319,003)
Alternative Strategies Allocation Fund	—	(6,408,935)	(1,363,136)	(177,502)	(430,181)	(8,379,754)
Event Driven and Distressed Strategies Fund	—	—	—	(606,090)	—	(606,090)
Long Short Equity Strategy Fund	—	—	—	—	—	—
Long Short Interest Rate Strategy Fund	—	—	—	(4,236,654)	(6,358,168)	(10,594,822)
Emerging Markets 2x Strategy Fund	—	—	—	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—	(422,373)	(28,600)	(450,973)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
U.S. Long Short Momentum Fund	$(7,773)	$149,352	$(141,579)
Alternative Strategies Allocation Fund	(26,419)	146,364	(119,945)
Event Driven and Distressed Strategies Fund	(181,802)	181,673	129
Long Short Equity Strategy Fund	31,583	112,072	(143,655)
Long Short Interest Rate Strategy Fund	(1,459,592)	1,459,592	—
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	(44,908)	44,908	—

At March 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
U.S. Long Short Momentum Fund	$92,180,944	$12,711,544	$(1,450,747)	$11,260,797
Alternative Strategies Allocation Fund	7,722,067	279,090	(74,729)	204,361
Event Driven and Distressed Strategies Fund	10,111,463	71,161	—	71,161
Long Short Equity Strategy Fund	3,741,614	40	—	40
Long Short Interest Rate Strategy Fund	91,857,254	8,070	(662)	7,408
Emerging Markets 2x Strategy Fund	6,228,207	—	(223,684)	(223,684)
Inverse Emerging Markets 2x Strategy Fund	1,553,048	—	—	—

74	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2012, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2012:

Fund	Ordinary	Capital
U.S. Long Short Momentum Fund	$—	$—
Alternative Strategies Allocation Fund	(5,076)	(42,626)
Event Driven and Distressed Strategies Fund	(46,114)	(42,643)
Long Short Equity Strategy Fund	(32,408)	—
Long Short Interest Rate Strategy Fund	(318,354)	—
Emerging Markets 2x Strategy Fund	(18,506)	(107,376)
Inverse Emerging Markets 2x Strategy Fund	(12,214)	(819,742)

8. Securities Transactions

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
U.S. Long Short Momentum Fund	$229,974,083	$277,029,132
Alternative Strategies Allocation Fund	14,848,338	26,580,791
Event Driven and Distressed Strategies Fund	8,435,178	6,332,888
Long Short Equity Strategy Fund	(2,587,107)	(1,775,539)
Long Short Interest Rate Strategy Fund	—	—
Emerging Markets 2x Strategy Fund	17,462,381	19,803,913
Inverse Emerging Markets 2x Strategy Fund	—	—

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2012. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 31, 2012. The Funds did not have any borrowings under this agreement at March 31, 2012.

The following table illustrates the average daily balance borrowed for the year ended March 31, 2012:

Fund	Average Daily Balance
U.S. Long Short Momentum Fund	$3,361
Alternative Strategies Allocation Fund	23,678
Event Driven and Distressed Strategies Fund	22,448
Long Short Interest Rate Strategy Fund	99,104
Emerging Markets 2x Strategy Fund	16,019

10. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), Adv. Pro. No. 10-54010 (Bankr. D. Del.), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO. This adversary proceeding in the Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

THE GUGGENHEIM FUNDS ANNUAL REPORT	75

NOTES TO FINANCIAL STATEMENTS (concluded)

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders. Rydex Series Funds also has been named as a defendant in one or more of these suits. These cases have been consolidated in a multidistrict litigation proceeding in the United States District Court for the Southern District of New York and have been stayed pending further order of that court or of the Bankruptcy Court.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500 Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund—$ 1,725,168; U.S. Long Short Momentum Fund – $2,193,600; Global 130/30 Strategy Fund – $37,920; Hedged Equity Fund – $1,440; and Multi-Hedge Strategies Fund – $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

11. Proposed Fund Merger

At a meeting held on November 21, 2011, the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Trust’s Alternative Strategies Allocation Fund with and into the Multi-Hedge Strategies Fund, each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of each share class of the Alternative Strategies Allocation Fund in exchange for the corresponding share class of the Multi-Hedge Strategies Fund, and (b) the distribution of the appropriate share class of the Multi-Hedge Strategies Fund pro rata by the Alternative Strategies Allocation Fund to its shareholders, in complete liquidation of the Alternative Strategies Allocation Fund (the “Reorganization”). The Reorganization is expected to be a tax-free transaction and is subject to shareholder approval at a Special Meeting of Shareholders, scheduled to occur June 29, 2012. If the Reorganization is approved, shareholders will receive the applicable class of shares of the Multi-Hedge Strategies Fund with a value equal to the value of their investment in the Alternative Strategies Allocation Fund as of 4:00 p.m., Eastern Time on the Closing Date (the “Effective Time”). Following the distribution of Multi-Hedge Strategies Fund shares, the Alternative Strategies Allocation Fund will cease operations and be liquidated.

76	THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Long Short Momentum Fund, Alternative Strategies Allocation Fund, Event Driven and Distressed Strategies Fund, Long Short Equity Strategy Fund, Long Short Interest Rate Strategy Fund, Emerging Markets 2X Strategy Fund, and Inverse Emerging Markets 2X Strategy Fund (seven of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, the transfer agent of underlying funds, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2012

THE GUGGENHEIM FUNDS ANNUAL REPORT	77

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2012, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Alternative Strategies Allocation Fund	9.58%
Long Short Equity Strategy Fund	1.49%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
Alternative Strategies Allocation Fund	9.60%
Long Short Equity Strategy Fund	1.67%

With respect to the taxable year ended March 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Long Short Equity Strategy Fund
From long-term capital gains,subject to the 15% rate gains category:	$77,820
From long-term capital gains, using proceeds from shareholder redemptions:	83,238

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on December 13, 2011, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
U.S. Long Short Momentum Fund	4,748,887	73,347	165,284
Alternative Strategies Allocation Fund	453,569	8,584	10,831
Event Driven and Distressed Strategies Fund	480,492	1,987	2,903
Long Short Equity Strategy Fund	169,384	54	—
Long Short Interest Rate Strategy Fund	2,674,622	44,033	100,412
Emerging Markets 2x Strategy Fund	152,355	854	2,008
Inverse Emerging Markets 2x Strategy Fund	60,044	4,813	1,814

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds voted on whether to approve a new sub-advisory agreement between Security Investors, LLC and American Independence Financial Services, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
Long Short Interest Rate Strategy Fund	2,668,124	46,152	104,792

78	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	1,443,600,903	For	1,444,213,017	For	1,444,422,997
Withhold	23,402,732	Withhold	22,790,618	Withhold	22,580,638
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	1,445,255,754	For	1,443,668,595	For	1,445,494,273
Withhold	21,747,881	Withhold	23,335,040	Withhold	21,509,362
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	1,444,219,448	For	1,445,357,773	For	1,443,486,735
Withhold	22,784,187	Withhold	21,645,862	Withhold	23,516,900
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. Although shareholder votes were placed, not enough votes were received to meet the minimum requirements to constitute a majority vote. As such, the matter was closed.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NQ; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. The transaction closed on February 29, 2012.

The Transaction should not result in material changes to the day-to-day management and operation of the Funds or any increase in fees.

THE GUGGENHEIM FUNDS ANNUAL REPORT	79

OTHER INFORMATION (Unaudited) (concluded)

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

80	THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name, Position and Year of Birth	Length of Service as Trustee (Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	148
Trustee, President (1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	148
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	148
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	148
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1941)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	148
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	148
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

THE GUGGENHEIM FUNDS ANNUAL REPORT	81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Patrick T. McCarville	Rydex Series Funds – 1997	148
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

Roger Somers	Rydex Series Funds – 1993	148
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002- 2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008- 2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003- 2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009), Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009)

82	THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS - concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Security Global Investors.

THE GUGGENHEIM FUNDS ANNUAL REPORT	83

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

84	THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT	85

805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RSTF-ANN-0312x0313

MARCH 31, 2012

GUGGENHEIM FUNDS

ANNUAL REPORT

ASSET ALLOCATION FUNDS

ALL-ASSET CONSERVATIVE STRATEGY FUND

ALL-ASSET MODERATE STRATEGY FUND

ALL-ASSET AGGRESSIVE STRATEGY FUND

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1/ Visit www.rydex-sgi.com

2/ Click on “eDelivery Sign-Up”

3/ Follow the simple enrollment instructions

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  1

LETTER TO OUR SHAREHOLDERS

To Our Shareholders:

A restructuring of Greece’s massive debt, continued accommodation by the world’s major central banks and better news on the U.S. economy helped support financial markets over the fiscal year ended March 31, 2012, with the S&P 500® Index* rising about 9%. Market optimism peaked in early 2012, when several major equity indices pushed to the highest levels in four years or more. But the mood grew more cautious late in the period after the Federal Reserve (“the Fed”) expressed views that continued weakness in housing and employment may pose a risk to the strength of the recovery.

U.S. equities experienced big intra-year swings. Markets swooned by nearly 20% last summer amid the loss of the U.S. AAA credit rating, the end of the Fed’s second round of quantitative easing and rising oil prices. But after touching the year’s low in early October, improving U.S. economic data and European Central Bank’s injections of three-year loans into the continent's banking system helped markets make up lost ground, which carried over into a strong first quarter of 2012.

Among the upbeat U.S. economic reports in recent months: more than 600,000 jobs have been added since the beginning of 2012; house prices have fallen enough to start to spur demand, lifting sales and new construction; and the U.S. GDP expanded at an annual rate of 3% in the fourth quarter of 2011, its strongest rate in a year and a half. Consumer confidence climbed in March to its highest level in a year.

While acknowledging the good news, the Fed warned that policymakers cannot be sure the recent pace of improvement will be sustained unless growth picks up. To foster growth, the Fed has said it will leave its key interest rate close to zero at least through 2014, despite arguments by some Fed officials and investors that the Fed may have to consider raising rates much earlier than that to prevent inflation. For now, the Fed’s leadership appears to be committed to keeping rates low, thus reducing borrowing costs for businesses and consumers. Consumer spending remains sluggish, and lackluster forecasts for first-quarter corporate profits were a reminder that the economic recovery remains fragile.

The world’s leading central bankers have continued to take steps to recharge the global economy. Greece’s debt restructuring enabled a new international bailout, while an injection of liquidity from the European Central Bank lessened financial stresses across the continent and contributed to improvement in global financial markets. However, March manufacturing gauges indicated that the eurozone has entered a period of economic contraction, meaning that policy makers may need to do more to revive economic growth across the region. The Bank of England and the Bank of Japan have also increased asset-buying programs. In China, recent strong factory data eased fears that a hard landing could wreak havoc on the global economy. The country cut its annual growth target to 7.5%, as its policymakers are trying to shift the country away from investment and exports and to greater domestic consumption.

Improvement in the U.S. economy is luring investors from ultra-safe, but often low-yielding assets. Falling U.S. Treasury bond prices, for example, boosted yields from a 70-year low last fall to a recent range of around 2% for the 10-year note. After outperforming equities for much of the past decade, and drawing heavy asset flows, many analysts are cautious about certain fixed-income sectors, particularly government debt, as the economy improves and the potential grows for a rise in interest rates. Investment-grade and higher-yielding corporates, however, are expected to continue to outperform.

Likewise, commodities, which had been slumping since mid-2011 due to slowing economic activity and the European debt crisis, rebounded in early 2012 on stronger macroeconomic data, with the price of a barrel of oil surging from last October’s $77 to a peak of $113 in late February. Investors also have been shifting out of gold to assets with greater return potential; after peaking at nearly $2,000 last summer, the price per ounce has fallen back to around $1,600.

2  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

LETTER TO OUR SHAREHOLDERS (concluded)

The U.S. economy seems to be decoupling from slowing growth in the rest of the world and from ongoing uncertainty in the European debt crisis, as well as the domestic debate over tax and spending policy. In this resiliency, we see potential in U.S. investments, including equities, high yield bonds, bank loans and other risk assets. It appears that the U.S. may have entered a period of self-sustaining, if modest, economic expansion, driven primarily by the aggressive monetary policy of the Fed and reinforced by the ECB, and is increasingly becoming the economic locomotive of the global economy.

We look forward to continuing our service to you. Thank you for investing in our funds.

Sincerely,

Donald C. Cacciapaglia
President

*	S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced funds are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management business of Guggenheim Partners, LLC which includes Security Investors, LLC, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2011 and ending March 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b), Rydex prototype money purchase plan and profit sharing plan accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]

All-Asset Conservative Strategy Fund
A-Class	0.00%	8.44%	$1,000.00	$1,084.40	$—
C-Class	0.75%	7.96%	1,000.00	1,079.60	3.90
H-Class	0.00%	8.43%	1,000.00	1,084.30	—

All-Asset Moderate Strategy Fund
A-Class	0.00%	12.16%	1,000.00	1,121.60	—
C-Class	0.75%	11.79%	1,000.00	1,117.90	3.97
H-Class	0.00%	12.26%	1,000.00	1,122.60	—

All-Asset Aggressive Strategy Fund
A-Class	0.00%	16.13%	1,000.00	1,161.30	—
C-Class	0.75%	15.80%	1,000.00	1,158.00	4.05
H-Class	0.00%	16.26%	1,000.00	1,162.60	—

Table 2. Based on hypothetical 5% return (before expenses)

All-Asset Conservative Strategy Fund
A-Class	0.00%	5.00%	$1,000.00	$1,025.00	$—
C-Class	0.75%	5.00%	1,000.00	1,021.25	3.79
H-Class	0.00%	5.00%	1,000.00	1,025.00	—

All-Asset Moderate Strategy Fund
A-Class	0.00%	5.00%	1,000.00	1,025.00	—
C-Class	0.75%	5.00%	1,000.00	1,021.25	3.79
H-Class	0.00%	5.00%	1,000.00	1,025.00	—

All-Asset Aggressive Strategy Fund
A-Class	0.00%	5.00%	1,000.00	1,025.00	—
C-Class	0.75%	5.00%	1,000.00	1,021.25	3.79
H-Class	0.00%	5.00%	1,000.00	1,025.00	—

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2011 to March 31, 2012.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  5

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

ALL-ASSET CONSERVATIVE STRATEGY FUND

OBJECTIVE: To seek preservation of capital and, secondarily, long-term growth of capital.

In the past 12 months, the financial markets continued to be driven by macroeconomic forces. Among them, the European debt crisis was the most important one. It first surprised the market with more problems, yet there were few tangible solutions looming. Together with U.S. debt downgrade, it caused a massive sell-off in the summer. As speculation grew that China and international organizations might step in to help, the market was relieved. And finally, the change of leadership at the European Central Bank brought loosened monetary policy and a mechanism to reduce the liquidity problem in the European debt market, which led the equity market to rally further in the first quarter of 2012.

Market volatility, with the VIX Index* as a proxy, also had a turbulent year, with its intra-period high reaching the level seen in early 2009. In this environment, Treasuries had another great year, easily leading equity by a large margin. In this macro-driven market, correlations between risky assets were high, making diversification more challenging to achieve. Volatility made it hard to identify a trend.

Our dynamically managed tactical overlay made a positive contribution to the portfolio’s performance, but not enough to permit the portfolio to overcome the tumult in the market.

In the period, the U.S. Intermediate Bond Series, Mid Cap Growth and Large Cap Growth Funds contributed to performance, while the Managed Futures Strategy Fund, MSCI EAFE Equal Weight Fund and the Commodities Strategy Fund detracted from the portfolio’s performance.

For the one-year period ended March 31, 2012, the All-Asset Conservative Strategy Fund H-Class returned 0.71%, compared with its benchmark** (32% Russell 3000® Index, 8% MSCI EAFE Index and 60% Barclays U.S. Aggregate Bond Index), which returned 6.98%.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	The VIX Index is the ticker for the Chicago Board Options Exchange (CBOE) Volatility Index, which is designed to measure market expectations of future price volatility that is implied by S&P 500 Index option contracts. The VIX Index is a widely used measure of market risk and is often referred to as the fear gauge.
**	The components of the blended benchmark are defined as follows:

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2006
C-Class	June 30, 2006
H-Class	June 30, 2006

Ten Largest Holdings (% of Total Net Assets)
Security Income Fund® – U.S. Intermediate Bond Fund[1]	19.0%
iShares Barclays Aggregate Bond Fund	13.0%
RSF – U.S. Long Short Momentum Fund[1]	11.8%
RSF – Multi-Hedge Strategies Fund[1]	6.5%
Security Income Fund® – High Yield Fund[1]	6.0%
Security Large Cap Value Fund[1]	4.7%
Security Equity Fund® – Large Cap Concentrated Growth Fund[1]	4.7%
RSF – Long Short Interest Rate Strategy Fund[1]	2.5%
Security Equity Fund® – MSCI EAFE Equal Weight Fund[1]	2.2%
RSF – Managed Futures Strategy Fund[1]	1.4%

Top Ten Total	71.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

RSF – Rydex Series Funds

[1]	A-Class Shares

6  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

ALL-ASSET CONSERVATIVE STRATEGY FUND

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (06/30/06)
A-Class Shares	0.72%	2.15%	3.23%
A-Class Shares with sales charge†	-4.08%	1.17%	2.36%
C-Class Shares	-0.12%	1.36%	2.45%
C-Class Shares with CDSC‡	-1.11%	1.36%	2.45%
H-Class Shares	0.71%	2.15%	3.24%
S&P 500 Index	8.54%	2.01%	4.01%
Synthetic All-Asset Conservative Strategy Benchmark¿	6.98%	4.64%	5.76%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.
¿	Benchmark reflects 32% Russell 3000® Index, 8% MSCI EAFE Index®, and 60% Barclays U.S. Aggregate Bond Index.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  7

SCHEDULE OF INVESTMENTS	March 31, 2012

ALL-ASSET CONSERVATIVE STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUND† - 13.0%
iShares Barclays Aggregate Bond Fund	17,458	$1,917,761

Total Exchange Traded Fund (Cost $1,911,030)		1,917,761

MUTUAL FUNDS†,1 - 64.8%
Alternatives Funds - 25.3%
RSF - U.S. Long Short Momentum Fund*	131,458	1,745,770
RSF - Multi-Hedge Strategies Fund	42,871	961,157
RSF - Long Short Interest Rate Strategy Fund	15,550	370,718
RSF - Managed Futures Strategy Fund*	9,294	213,102
RSF - Long/Short Commodities Strategy Fund	6,111	160,838
RSF - Long Short Equity Strategy Fund	5,527	147,684
RSF - Event Driven and Distressed Strategies Fund	5,817	147,574

Total Alternatives Funds		3,746,843

Fixed Income Funds - 25.1%
Security Income Fund® - U.S. Intermediate Bond Fund	160,219	2,810,243
Security Income Fund® - High Yield Fund	77,046	894,499

Total Fixed Income Funds		3,704,742

Domestic Equity Funds - 12.2%
Security Large Cap Value Fund	22,593	698,817
Security Equity Fund® - Large Cap Concentrated Growth Fund*	73,856	698,677
Security Mid Cap Growth Fund*	4,840	177,733
Security Equity Fund® - Mid Cap Value Fund	5,312	176,794
Security Equity Fund® - Small Cap Value Fund	1,965	29,980
Security Equity Fund® - Small Cap Growth Fund*	1,883	29,674

Total Domestic Equity Funds		1,811,675

International Equity Funds - 2.2%
Security Equity Fund® - MSCI EAFE
Equal Weight Fund	29,780	326,388

Total Mutual Funds (Cost $8,339,763)		9,589,648

	FACE AMOUNT
REPURCHASE AGREEMENT††,[2] - 20.9%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$3,083,720	3,083,720

Total Repurchase Agreement (Cost $3,083,720)		3,083,720

Total Investments - 98.7% (Cost $13,334,513)		$14,591,129

Other Assets & Liabilities, net - 1.3%		198,290

Total Net Assets - 100.0%		$14,789,419

	CONTRACTS	UNREALIZED GAIN (LOSS )
FUTURES CONTRACTS PURCHASED†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,261,800)	18	$43,468
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $693,225)	9	5,022
June 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $50,975)	1	3,472
June 2012 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Value of Contracts $141,381)	1	2,233

(Total Aggregate Value of Contracts $2,147,381)		$54,195

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2012 British Pound Futures Contracts (Aggregate Value of Contracts $99,913)	1	$2,010
June 2012 Japanese Yen Futures Contracts (Aggregate Value of Contracts $151,100)	1	160
June 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $200,180)	2	(1,165)
June 2012 Mexican Peso Futures Contracts (Aggregate Value of Contracts $116,400)	3	(1,283)

(Total Aggregate Value of Contracts $567,593)		$(278)

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,960,000)	16	$(8,771)

FUTURES CONTRACTS SOLD SHORT†
April 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $136,926)	3	$2,833
June 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $91,554)	1	1,176
June 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $112,331)	1	(676)
June 2012 DAX Index Futures Contracts (Aggregate Value of Contracts $232,244)	1	(2,601)
June 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $165,400)	2	(7,164)

(Total Aggregate Value of Contracts $738,455)		$(6,432)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2012 Swiss Franc Futures Contracts (Aggregate Value of Contracts $138,613)	1	$(4,128)
June 2012 Euro Futures Contracts (Aggregate Value of Contracts $333,550)	2	(4,658)

(Total Aggregate Value of Contracts $472,163)		$(8,786)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	A-Class shares of affiliated funds.
[2]	Repurchase Agreement — See Note 5.

RSF — Rydex Series Funds

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL-ASSET CONSERVATIVE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,911,030)	$1,917,761
Investments in affiliated issuers, at value (cost $8,339,763)	9,589,648
Repurchase agreements, at value (cost $3,083,720)	3,083,720

Total investments (cost $13,334,513)	14,591,129
Foreign currency, at value (cost $779)	495
Segregated cash with broker	217,890
Cash	149,443
Receivables:
Dividends	10,022
Variation margin	2,975
Fund shares sold	1,708

Total assets	14,973,662

LIABILITIES:
Payable for:
Fund shares redeemed	19,772
Securities purchased	160,021
Distribution and service fees	4,450

Total liabilities	184,243

NET ASSETS	$14,789,419

NET ASSETS CONSIST OF:
Paid in capital	$14,941,789
Undistributed net investment income	146,978
Accumulated net realized loss on investments	(1,585,608)
Net unrealized appreciation on investments	1,286,260

Net assets	$14,789,419

A-CLASS:
Net assets	$3,212,451
Capital shares outstanding	299,163
Net asset value per share	$10.74

Maximum offering price per share (Net asset value divided by 95.25%)	$11.28

C-CLASS:
Net assets	$6,941,138
Capital shares outstanding	676,469
Net asset value per share	$10.26

H-CLASS:
Net assets	$4,635,830
Capital shares outstanding	431,421
Net asset value per share	$10.75

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$174,904
Dividends from securities of unaffiliated issuers	19,194
Interest	694

Total investment income	194,792

EXPENSES:
Distribution and service fees:
C-Class	57,650
Custodian fees	35

Total expenses	57,685

Net investment income	137,107

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	210
Investments in affiliated issuers	90,752
Futures contracts	59,973
Foreign currency	(419)
Realized gain distributions received from affiliated issuers	35,391
Realized gain distributions received from unaffiliated issuers	2,042

Net realized gain	187,949

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,731
Investments in affiliated issuers	(328,470)
Futures contracts	20,487
Foreign currency	(284)

Net change in unrealized appreciation (depreciation)	(301,536)

Net realized and unrealized loss	(113,587)

Net increase in net assets resulting from operations	$23,520

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

ALL-ASSET CONSERVATIVE STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$137,107	$144,331
Net realized gain on investments	187,949	743,525
Net change in unrealized appreciation (depreciation) on investments	(301,536)	179,072

Net increase in net assets resulting from operations	23,520	1,066,928

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(43,707)	(17,209)[a]
C-Class	(97,577)	(62,122)[a]
H-Class	(40,701)	(18,378)[a]
Net realized gains
A-Class	—	(6,632)[a]
C-Class	—	(23,940)[a]
H-Class	—	(7,082)[a]

Total distributions to shareholders	(181,985)	(135,363)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	9,397,815	1,312,584
C-Class	1,754,348	3,358,472
H-Class	3,738,975	1,148,814
Redemption fees collected
A-Class	—	297
C-Class	—	1,002
H-Class	—	420
Distributions reinvested
A-Class	36,459	21,774
C-Class	88,690	80,877
H-Class	35,178	23,579
Cost of shares redeemed
A-Class	(9,129,139)	(1,409,993)
C-Class	(3,446,312)	(4,789,006)
H-Class	(1,694,933)	(3,460,152)

Net increase (decrease) from capital share transactions	781,081	(3,711,332)

Net increase (decrease) in net assets	622,616	(2,779,767)
NET ASSETS:
Beginning of year	14,166,803	16,946,570

End of year	$14,789,419	$14,166,803

Undistributed net investment income at end of year	$146,978	$181,984

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	886,084	126,661
C-Class	175,048	340,674
H-Class	352,100	110,639
Shares issued from reinvestment of distributions
A-Class	3,599	2,066
C-Class	9,143	7,952
H-Class	3,469	2,235
Shares redeemed
A-Class	(860,201)	(136,437)
C-Class	(341,306)	(479,619)
H-Class	(161,461)	(336,679)

Net increase (decrease) in shares	66,475	(362,508)

[a]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL-ASSET CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.81	$10.11	$8.64	$10.74	$10.70

Income (loss) from investment operations:
Net investment income[a]	.15	.14	.12	.28	.26
Net gain (loss) on investments (realized and unrealized)	(.08)	.65	1.52	(2.08)	.12

Total from investment operations	.07	.79	1.64	(1.80)	.38

Less distributions from:
Net investment income	(.14)	(.07)[e]	(.16)[e]	(.14)[e]	(.22)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.16)[e]	(.14)[e]

Total distributions	(.14)	(.09)	(.17)	(.30)	(.36)

Redemption fees collected	—	— [b]	— [b]	— [b]	.02

Net asset value, end of period	$10.74	$10.81	$10.11	$8.64	$10.74

Total Return[c]	0.72%	7.86%	19.02%	(17.05%)	3.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,212	$2,915	$2,805	$2,274	$4,431

Ratios to average net assets:
Net investment income	1.41%	1.39%	1.27%	2.84%	2.39%
Total expenses[d]	—	—	—	—	0.01%

Portfolio turnover rate	134%	112%	174%	230%	119%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.42	$9.82	$8.46	$10.60	$10.65

Income (loss) from investment operations:
Net investment income[a]	.07	.07	.05	.28	.17
Net gain (loss) on investments (realized and unrealized)	(.09)	.62	1.48	(2.12)	.12

Total from investment operations	(.02)	.69	1.53	(1.84)	.29

Less distributions from:
Net investment income	(.14)	(.07)[e]	(.16)[e]	(.14)[e]	(.22)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.16)[e]	(.14)[e]

Total distributions	(.14)	(.09)	(.17)	(.30)	(.36)

Redemption fees collected	—	— [b]	— [b]	— [b]	.02

Net asset value, end of period	$10.26	$10.42	$9.82	$8.46	$10.60

Total Return[c]	(0.12%)	7.07%	18.12%	(17.65%)	2.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,941	$8,683	$9,474	$5,107	$5,074

Ratios to average net assets:
Net investment income	0.65%	0.66%	0.58%	2.87%	1.53%
Total expenses[d]	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate	134%	112%	174%	230%	119%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

ALL-ASSET CONSERVATIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.82	$10.12	$8.65	$10.75	$10.71

Income (loss) from investment operations:
Net investment income[a]	.15	.14	.12	.31	.25
Net gain (loss) on investments (realized and unrealized)	(.08)	.65	1.52	(2.11)	.13

Total from investment operations	.07	.79	1.64	(1.80)	.38

Less distributions from:
Net investment income	(.14)	(.07)[e]	(.16)[e]	(.14)[e]	(.22)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.16)[e]	(.14)[e]

Total distributions	(.14)	(.09)	(.17)	(.30)	(.36)

Redemption fees collected	—	— [b]	— [b]	— [b]	.02

Net asset value, end of period	$10.75	$10.82	$10.12	$8.65	$10.75

Total Return[c]	0.71%	7.85%	19.00%	(17.03%)	3.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,636	$2,568	$4,667	$3,022	$7,014

Ratios to average net assets:
Net investment income	1.46%	1.33%	1.28%	3.14%	2.28%
Total expenses[d]	—	—	—	—	0.01%

Portfolio turnover rate	134%	112%	174%	230%	119%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  13

PERFORMANCE REPORT AND FUND PROFILE ( Unaudited)	March 31, 2012

ALL-ASSET MODERATE STRATEGY FUND

OBJECTIVE: To seek growth of capital and, secondarily, preservation of capital.

In the past 12 months, the financial markets continued to be driven by macroeconomic forces. Among them, the European debt crisis was the most important one. It first surprised the market with more problems, yet there were few tangible solutions looming. Together with U.S. debt downgrade, it caused a massive sell-off in the summer. As speculation grew that China and international organizations might step in to help, the market was relieved. And finally, the change of leadership at the European Central Bank brought loosened monetary policy and a mechanism to reduce the liquidity problem in the European debt market, which led the equity market to rally further in the first quarter of 2012.

Market volatility, with the VIX Index* as a proxy, also had a turbulent year, with its intra-period high reaching the level seen in early 2009. In this environment, Treasuries had another great year, easily leading equity by a large margin. In this macro-driven market, correlations between risky assets were high, making diversification more challenging to achieve. Volatility made it hard to identify a trend.

Our dynamically managed tactical overlay made a positive contribution to the portfolio’s performance, but not enough to permit the portfolio to overcome the tumult in the market.

In the period, the U.S. Intermediate Bond Series, Mid Cap Growth and Large Cap Growth Funds contributed to performance, while the Managed Futures Strategy Fund, MSCI EAFE Equal Weight Fund and the Commodities Strategy Fund detracted from the portfolio’s performance.

For the one-year period ended March 31, 2012, the All-Asset Moderate Strategy Fund H-Class returned 1.13%, compared with its benchmark** (48% Russell 3000® Index, 12% MSCI EAFE Index and 40% Barclays U.S. Aggregate Bond Index), which returned 6.40%.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	The VIX Index is the ticker for the Chicago Board Options Exchange (CBOE) Volatility Index, which is designed to measure market expectations of future price volatility that is implied by S&P 500 Index option contracts. The VIX Index is a widely used measure of market risk and is often referred to as the fear gauge.
**	The components of the blended benchmark are defined as follows:

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2006
C-Class	June 30, 2006
H-Class	June 30, 2006

Ten Largest Holdings (% of Total Net Assets)
Security Income Fund® - U.S. Intermediate Bond Fund[1]	18.8%
RSF – U.S. Long Short Momentum Fund[1]	16.1%
iShares Barclays Aggregate Bond Fund	10.2%
Security Equity Fund® – Large Cap Concentrated Growth Fund[1]	7.1%
Security Large Cap Value Fund[1]	7.0%
RSF – Multi-Hedge Strategies Fund[1]	5.4%
Security Equity Fund® – MSCI EAFE Equal Weight Fund[1]	5.1%
RSF – Long Short Interest Rate Strategy Fund[1]	3.0%
Security Mid Cap Growth Fund[1]	2.0%
Security Equity Fund® – Mid Cap Value Fund[1]	2.0%

Top Ten Total	76.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

RFS – Rydex Series Funds

[1]	A-Class Shares

14  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

ALL-ASSET MODERATE STRATEGY FUND

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (06/30/06)
A-Class Shares	1.04%	1.87%	3.30%
A-Class Shares with sales charge†	-3.74%	0.87%	2.43%
C-Class Shares	0.30%	1.13%	2.55%
C-Class Shares with CDSC‡	-0.69%	1.13%	2.55%
H-Class Shares	1.13%	1.89%	3.32%
S&P 500 Index	8.54%	2.01%	4.01%
Synthetic All-Asset Moderate Strategy Benchmark¿	6.40%	3.68%	5.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index, and the MSCI EAFE Index® are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75% .
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
¿	Benchmark reflects 48% Russell 3000® Index, 12% MSCI EAFE Index®, and 40% Barclays U.S. Aggregate Bond Index.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  15

SCHEDULE OF INVESTMENTS	March 31, 2012

ALL-ASSET MODERATE STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUND† - 10.2%
iShares Barclays Aggregate Bond Fund	22,480	$2,469,428

Total Exchange Traded Fund (Cost $2,461,061)		2,469,428

MUTUAL FUNDS†,1 - 72.9%
Alternatives Funds - 29.1%
RSF - U.S. Long Short Momentum Fund*	294,570	3,911,883
RSF - Multi-Hedge Strategies Fund	58,002	1,300,411
RSF - Long Short Interest Rate Strategy Fund	30,796	734,172
RSF - Long/Short Commodities Strategy Fund	13,972	367,734
RSF - Managed Futures Strategy Fund*	13,081	299,946
RSF - Long Short Equity Strategy Fund	9,061	242,122
RSF - Event Driven and Distressed Strategies Fund	9,460	239,989

Total Alternatives Funds		7,096,257

Fixed Income Funds - 19.6%
Security Income Fund® - U.S. Intermediate Bond Fund	260,906	4,576,284
Security Income Fund® - High Yield Fund	17,017	197,563

Total Fixed Income Funds		4,773,847

Domestic Equity Funds - 19.1%
Security Equity Fund® - Large Cap Concentrated Growth Fund*	182,589	1,727,292
Security Large Cap Value Fund	55,229	1,708,231
Security Mid Cap Growth Fund*	13,029	478,421
Security Equity Fund® - Mid Cap Value Fund	14,285	475,402
Security Equity Fund® - Small Cap Value Fund	8,138	124,187
Security Equity Fund® - Small Cap Growth Fund*	7,740	121,985

Total Domestic Equity Funds		4,635,518

International Equity Funds - 5.1%
Security Equity Fund® - MSCI EAFE Equal Weight Fund	113,514	1,244,111

Total Mutual Funds (Cost $14,694,187)		17,749,733

	FACE AMOUNT
REPURCHASE AGREEMENT†† ,2 - 14.9%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$3,624,507	3,624,507

Total Repurchase Agreement (Cost $3,624,507)		3,624,507

Total Investments - 98.0% (Cost $20,779,755)		$23,843,668

Other Assets & Liabilities, net - 2.0%		481,541

Total Net Assets - 100.0%		$24,325,209

	CONTRACTS	UNREALIZED GAIN (LOSS)
FUTURES CONTRACTS PURCHASED†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $3,925,600)	56	$145,356
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $1,232,400)	16	8,928
June 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $101,950)	2	6,943
June 2012 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Value of Contracts $141,381)	1	2,233
April 2012 Hang Seng Index Futures Contracts (Aggregate Value of Contracts $131,615)	1	(6,757)

(Total Aggregate Value of Contracts $5,532,946)		$156,703

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $1,225,000)	10	$(1,293)

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2012 British Pound Futures Contracts (Aggregate Value of Contracts $99,913)	1	$2,010
June 2012 Japanese Yen Futures Contracts (Aggregate Value of Contracts $151,100)	1	160
June 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $400,360)	4	(2,330)
June 2012 Mexican Peso Futures Contracts (Aggregate Value of Contracts $232,800)	6	(2,565)

(Total Aggregate Value of Contracts $884,173)		$(2,725)

FUTURES CONTRACTS SOLD SHORT†
April 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $273,851)	6	$5,666
June 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $183,108)	2	2,353
June 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $224,662)	2	(1,352)
June 2012 DAX Index Futures Contracts (Aggregate Value of Contracts $232,244)	1	(2,601)
June 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $248,100)	3	(10,745)

(Total Aggregate Value of Contracts $1,161,965)		$(6,679)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2012 Euro Futures Contracts (Aggregate Value of Contracts $667,101)	4	$(6,135)
June 2012 Swiss Franc Futures Contracts (Aggregate Value of Contracts $277,225)	2	(8,255)

(Total Aggregate Value of Contracts $944,326)		$(14,390)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	A-Class shares of affiliated funds.
[2]	Repurchase Agreement — See Note 5. RSF - Rydex Series Funds

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL-ASSET MODERATE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments, in unaffiliated issuers, at value (cost $2,461,061)	$2,469,428
Investments, in affiliated issuers, at value (cost $14,694,187)	17,749,733
Repurchase agreements, at value (cost $3,624,507)	3,624,507

Total investments (cost $20,779,755)	23,843,668
Foreign currency, at value (cost $15,459)	15,241
Segregated cash with broker	467,107
Receivables:
Fund shares sold	20,405
Variation margin	14,114
Dividends	9,297

Total assets	24,369,832

LIABILITIES:
Overdraft due to custodian bank	15,220
Payable for:
Fund shares redeemed	11,687
Securities purchased	9,295
Distribution and service fees	8,421

Total liabilities	44,623

NET ASSETS	$24,325,209

NET ASSETS CONSIST OF:
Paid in capital	$27,937,423
Undistributed net investment income	141,148
Accumulated net realized loss on investments	(6,948,673)
Net unrealized appreciation on investments	3,195,311

Net assets	$24,325,209

A-CLASS:
Net assets	$7,036,066
Capital shares outstanding	658,015
Net asset value per share	$10.69

Maximum offering price per share (Net asset value divided by 95.25%)	$11.22

C-CLASS:
Net assets	$13,240,822
Capital shares outstanding	1,294,653
Net asset value per share	$10.23

H-CLASS:
Net assets	$4,048,321
Capital shares outstanding	378,506
Net asset value per share	$10.70

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$202,288
Dividends from securities of unaffiliated issuers	26,858
Interest	989

Total investment income	230,135

EXPENSES:
Distribution and service fees:
C-Class	110,449

Total expenses	110,449

Net investment income	119,686

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	168
Investments in affiliated issuers	707,811
Futures contracts	137,899
Foreign currency	135
Realized gain distributions received from affiliated issuers	41,255
Realized gain distributions received from unaffiliated issuers	2,857

Net realized gain	890,125

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,367
Investments in affiliated issuers	(1,229,937)
Futures contracts	80,197
Foreign currency	(218)

Net change in unrealized appreciation (depreciation)	(1,141,591)

Net realized and unrealized loss	(251,466)

Net decrease in net assets resulting from operations	$(131,780)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

ALL-ASSET MODERATE STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$119,686	$168,883
Net realized gain on investments	890,125	2,056,733
Net change in unrealized appreciation (depreciation) on investments	(1,141,591)	229,321

Net increase (decrease) in net assets resulting from operations	(131,780)	2,454,937

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(69,182)	(36,863)[a]
C-Class	(138,307)	(80,363)[a]
H-Class	(38,073)	(21,060)[a]
Net realized gains
A-Class	—	(20,468)[a]
C-Class	—	(44,621)[a]
H-Class	—	(11,693)[a]

Total distributions to shareholders	(245,562)	(215,068)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	953,533	2,264,995
C-Class	1,660,360	4,762,262
H-Class	2,213,182	1,666,855
Redemption fees collected
A-Class	—	551
C-Class	—	1,160
H-Class	—	371
Distributions reinvested
A-Class	63,638	53,429
C-Class	127,252	117,251
H-Class	37,295	32,009
Cost of shares redeemed
A-Class	(2,396,111)	(4,409,898)
C-Class	(6,071,901)	(7,882,677)
H-Class	(2,662,165)	(5,242,983)

Net decrease from capital share transactions	(6,074,917)	(8,636,675)

Net decrease in net assets	(6,452,259)	(6,396,806)

NET ASSETS:
Beginning of year	30,777,468	37,174,274

End of year	$24,325,209	$30,777,468

Undistributed net investment income at end of year	$141,148	$245,665

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	92,258	222,647
C-Class	166,888	487,674
H-Class	214,253	163,150
Shares issued from reinvestment of distributions
A-Class	6,500	5,167
C-Class	13,566	11,737
H-Class	3,810	3,096
Shares redeemed
A-Class	(234,397)	(441,339)
C-Class	(614,294)	(822,570)
H-Class	(258,330)	(525,938)

Net decrease in shares	(609,746)	(896,376)

[a]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL-ASSET MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.69	$9.84	$7.93	$10.18	$10.56

Income (loss) from investment operations:
Net investment income[a]	.09	.10	.09	.20	.17
Net gain (loss) on investments (realized and unrealized)	.01	.82	1.99	(2.31)	(.24)

Total from investment operations	.10	.92	2.08	(2.11)	(.07)

Less distributions from:
Net investment income	(.10)	(.05)[e]	(.17)[e]	(.02)[e]	(.12)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.12)[e]	(.19)[e]

Total distributions	(.10)	(.07)	(.18)	(.14)	(.31)

Redemption fees collected	—	— [b]	.01	— [b]	— [b]

Net asset value, end of period	$10.69	$10.69	$9.84	$7.93	$10.18

Total Return[c]	1.04%	9.39%	26.34%	(20.85%)	(0.75%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,036	$8,485	$9,907	$7,907	$10,214

Ratios to average net assets:
Net investment income	0.89%	0.95%	0.94%	2.14%	1.58%
Total expenses[d]	—	—	—	—	0.01%

Portfolio turnover rate	77%	93%	170%	220%	125%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.31	$9.56	$7.77	$10.05	$10.50

Income (loss) from investment operations:
Net investment income[a]	.01	.02	.02	.11	.10
Net gain (loss) on investments (realized and unrealized)	.01	.80	1.94	(2.25)	(.24)

Total from investment operations	.02	.82	1.96	(2.14)	(.14)

Less distributions from:
Net investment income	(.10)	(.05)[e]	(.17)[e]	(.02)[e]	(.12)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.12)[e]	(.19)[e]

Total distributions	(.10)	(.07)	(.18)	(.14)	(.31)

Redemption fees collected	—	— [b]	.01	— [b]	— [b]

Net asset value, end of period	$10.23	$10.31	$9.56	$7.77	$10.05

Total Return[c]	0.30%	8.62%	25.33%	(21.42%)	(1.43%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,241	$17,815	$19,607	$17,885	$30,282

Ratios to average net assets:
Net investment income	0.12%	0.21%	0.17%	1.22%	0.90%
Total expenses[d]	0.75%	0.75%	0.75%	0.75%	0.76%

Portfolio turnover rate	77%	93%	170%	220%	125%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

ALL-ASSET MODERATE STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.69	$9.84	$7.94	$10.18	$10.56

Income (loss) from investment operations:
Net investment income[a]	.09	.09	.08	.16	.13
Net gain (loss) on investments (realized and unrealized)	.02	.83	1.99	(2.26)	(.20)

Total from investment operations	.11	.92	2.07	(2.10)	(.07)

Less distributions from:
Net investment income	(.10)	(.05)[e]	(.17)[e]	(.02)[e]	(.12)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.12)[e]	(.19)[e]

Total distributions	(.10)	(.07)	(.18)	(.14)	(.31)

Redemption fees collected	—	— [b]	.01	— [b]	— [b]

Net asset value, end of period	$10.70	$10.69	$9.84	$7.94	$10.18

Total Return[c]	1.13%	9.39%	26.18%	(20.75%)	(0.75%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,048	$4,478	$7,660	$6,279	$11,359

Ratios to average net assets:
Net investment income	0.90%	0.92%	0.92%	1.73%	1.22%
Total expenses[d]	—	—	—	—	0.01%

Portfolio turnover rate	77%	93%	170%	220%	125%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT  |  21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2012

ALL-ASSET AGGRESSIVE STRATEGY FUND

OBJECTIVE: To seek growth of capital by investing principally in a diversified portfolio of underlying funds.

In the past 12 months, the financial markets continued to be driven by macroeconomic forces. Among them, the European debt crisis was the most important one. It first surprised the market with more problems, yet there were few tangible solutions looming. Together with U.S. debt downgrade, it caused a massive sell-off in the summer. As speculation grew that China and international organizations might step in to help, the market was relieved. And finally, the change of leadership at the European Central Bank brought loosened monetary policy and a mechanism to reduce the liquidity problem in the European debt market, which led the equity market to rally further in the first quarter of 2012.

Market volatility, with the VIX Index* as a proxy, also had a turbulent year, with its intra-period high reaching the level seen in early 2009. In this environment, Treasuries had another great year, easily leading equity by a large margin. In this macro-driven market, correlations between risky assets were high, making diversification more challenging to achieve. Volatility made it hard to identify a trend.

Our dynamically managed tactical overlay made a positive contribution to the portfolio’s performance, but not enough to permit the portfolio to overcome the tumult in the market.

In the period, the U.S. Intermediate Bond Series, Mid Cap Growth and Large Cap Growth Funds contributed to performance, while the Managed Futures Strategy Fund, MSCI EAFE Equal Weight Fund and the Commodities Strategy Fund detracted from the portfolio’s performance.

For the one-year period ended March 31,2012, the All-Asset Aggressive Strategy Fund H-Class returned 0.61%, compared with its benchmark** (64% Russell 3000® Index, 16% MSCI EAFE Index and 20% Barclays U.S. Aggregate Bond Index), which returned 5.79%.

Derivatives in the Fund are used to provide the most efficient exposure to the components of the blended benchmark, as well as to provide liquidity.

Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

*	The VIX Index is the ticker for the Chicago Board Options Exchange (CBOE) Volatility Index, which is designed to measure market expectations of future price volatility that is implied by S&P 500 Index option contracts. The VIX Index is a widely used measure of market risk and is often referred to as the fear gauge.
**	The components of the blended benchmark are defined as follows:

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index measures performance of the U.S. investment-grade bond market, including investment-grade U.S. government bonds, investment-grade corporate bonds, mortgage pass-through securities and asset-backed securities.

Performance displayed represents past performance which is no guarantee of future results.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2006
C-Class	June 30, 2006
H-Class	June 30, 2006

Ten Largest Holdings (% of Total Net Assets)
RSF – U.S. Long Short Momentum Fund[1]	18.6%
Security Large Cap Value Fund[1]	9.6%
Security Equity Fund® – Large Cap Concentrated Growth Fund[1]	9.6%
Security Income Fund® – U.S. Intermediate Bond Fund[1]	8.9%
iShares Barclays Aggregate Bond Fund	8.7%
Security Equity Fund® – MSCI EAFE Equal Weight Fund[1]	7.1%
RSF – Multi-Hedge Strategies Fund[1]	4.6%
RSF – Long Short Interest Rate Strategy Fund[1]	3.5%
Security Mid Cap Growth Fund[1]	2.5%
Security Equity Fund® – Mid Cap Value Fund[1]	2.5%

Top Ten Total	75.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

RSF – Rydex Series Funds

[1]	A-Class Shares

22  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 31, 2012

ALL-ASSET AGGRESSIVE STRATEGY FUND

Average Annual Returns*

Periods Ended 03/31/12

	1 Year	5 Year	Since Inception (06/30/06)
A-Class Shares	0.61%	1.67%	3.21%
A-Class Shares with sales charge†	-4.18%	0.69%	2.34%
C-Class Shares	-0.17%	0.88%	2.41%
C-Class Shares with CDSC‡	-1.15%	0.88%	2.41%
H-Class Shares	0.61%	1.65%	3.21%
S&P 500 Index	8.54%	2.01%	4.01%
Synthetic All-Asset Aggressive Strategy Benchmark¿	5.79%	2.52%	4.39%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, Barclays U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI EAFE Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
¿	Benchmark reflects 64% Russell 3000® Index, 16% MSCI EAFE Index® and 20% Barclays U.S. Aggregate Bond Index.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  23

SCHEDULE OF INVESTMENTS	March 31, 2012

ALL-ASSET AGGRESSIVE STRATEGY FUND

	SHARES	VALUE
EXCHANGE TRADED FUND† - 8.7%
iShares Barclays Aggregate Bond Fund	8,914	$979,203

Total Exchange Traded Fund (Cost $980,203)		979,203

MUTUAL FUNDS†,1 - 74.3%
Alternatives Funds - 31.7%
RSF - U.S. Long Short Momentum Fund*	157,030	2,085,361
RSF - Multi-Hedge Strategies Fund	23,307	522,547
RSF - Long Short Interest Rate Strategy Fund	16,419	391,436
RSF - Long/Short Commodities Strategy Fund	7,133	187,750
RSF - Managed Futures Strategy Fund*	6,807	156,093
RSF - Long Short Equity Strategy Fund	4,174	111,534
RSF - Event Driven and Distressed Strategies Fund	4,357	110,526

Total Alternatives Funds		3,565,247

Domestic Equity Funds - 26.4%
Security Large Cap Value Fund	34,674	1,072,454
Security Equity Fund® - Large Cap Concentrated Growth Fund*	113,317	1,071,983
Security Mid Cap Growth Fund*	7,555	277,417
Security Equity Fund® - Mid Cap Value Fund	8,318	276,835
Security Equity Fund® - Small Cap Value Fund	8,617	131,497
Security Equity Fund® - Small Cap Growth Fund*	8,224	129,616

Total Domestic Equity Funds		2,959,802

Fixed Income Funds - 9.1%
Security Income Fund® - U.S.
Intermediate Bond Fund	56,932	998,582
Security Income Fund® - High Yield Fund	2,205	25,602

Total Fixed Income Funds		1,024,184

International Equity Funds - 7.1%
Security Equity Fund® - MSCI EAFE Equal Weight Fund	72,303	792,444

Total Mutual Funds (Cost $6,720,368)		8,341,677

	FACE AMOUNT
REPURCHASE AGREEMENT ††,2 - 14.7%
Credit Suisse Group issued 03/30/12 at 0.01% due 04/02/12	$1,648,857	1,648,857

Total Repurchase Agreement (Cost $1,648,857)		1,648,857

Total Investments - 97.7% (Cost $9,349,428)		$10,969,737

Other Assets & Liabilities, net - 2.3%		260,756

Total Net Assets - 100.0%		$11,230,493

	CONTRACTS	UNREALIZED GAIN (LOSS )
FUTURES CONTRACTS PURCHASED†
June 2012 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,523,600)	36	$92,944
June 2012 MSCI Emerging Markets Index Mini Futures Contracts (Aggregate Value of Contracts $847,275)	11	6,138
June 2012 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Value of Contracts $50,975)	1	3,472
June 2012 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Value of Contracts $141,381)	1	2,229

(Total Aggregate Value of Contracts $3,563,231)		$104,783

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2012 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $367,500)	3	$211

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2012 British Pound Futures Contracts (Aggregate Value of Contracts $99,913)	1	$2,010
June 2012 Japanese Yen Futures Contracts (Aggregate Value of Contracts $151,100)	1	160
June 2012 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $200,180)	2	(1,165)
June 2012 Mexican Peso Futures Contracts (Aggregate Value of Contracts $116,400)	3	(1,283)

(Total Aggregate Value of Contracts $567,593)		$(278)

FUTURES CONTRACTS SOLD SHORT†
April 2012 CAC 40 Euro Futures Contracts (Aggregate Value of Contracts $136,926)	3	$2,833
June 2012 FTSE 100 Index Futures Contracts (Aggregate Value of Contracts $91,554)	1	1,176
June 2012 SPI 200 Index Futures Contracts (Aggregate Value of Contracts $112,331)	1	(676)
June 2012 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $165,400)	2	(7,164)

(Total Aggregate Value of Contracts $506,211)		$(3,831)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2012

ALL-ASSET AGGRESSIVE STRATEGY FUND

	CONTRACTS	UNREALIZED LOSS
CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2012 Swiss Franc Futures Contracts (Aggregate Value of Contracts $138,613)	1	$(4,128)
June 2012 Euro Futures Contracts (Aggregate Value of Contracts $333,550)	2	(4,658)

(Total Aggregate Value of Contracts $472,163)		$(8,786)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	A-Class shares of affiliated funds.
[2]	Repurchase Agreement — See Note 5.
RSF — Rydex Series Funds

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALL-ASSET AGGRESSIVE STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS:
Investments in unaffiliated issuers, at value (cost $980,203)	$979,203
Investments in affiliated issuers, at value (cost $6,720,368)	8,341,677
Repurchase agreements, at value (cost $1,648,857)	1,648,857

Total investments (cost $9,349,428)	10,969,737
Foreign currency, at value (cost $42,523)	42,820
Segregated cash with broker	268,579
Receivables:
Variation margin	11,930
Dividends	1,931
Fund shares sold	84

Total assets	11,295,081

LIABILITIES:
Overdraft due to custodian bank	42,680
Payable for:
Fund shares redeemed	16,364
Distribution and service fees	3,613
Securities purchased	1,931

Total liabilities	64,588

NET ASSETS	$11,230,493

NET ASSETS CONSIST OF:
Paid in capital	$12,572,427
Undistributed net investment income	34,692
Accumulated net realized loss on investments	(3,089,333)
Net unrealized appreciation on investments	1,712,707

Net assets	$11,230,493

A-Class:
Net assets	$3,448,959
Capital shares outstanding	332,846
Net asset value per share	$10.36

Maximum offering price per share (Net asset value divided by 95.25%)	$10.88

C-Class:
Net assets	$5,707,112
Capital shares outstanding	577,028
Net asset value per share	$9.89

H-Class:
Net assets	$2,074,422
Capital shares outstanding	200,264
Net asset value per share	$10.36

STATEMENT OF OPERATIONS

Year Ended March 31, 2012

INVESTMENT INCOME:
Dividends from securities of affiliated issuers	$60,562
Dividends from securities of unaffiliated issuers	8,764
Interest	509

Total investment income	69,835

EXPENSES:
Distribution and service fees:
C-Class	44,947

Total expenses	44,947

Net investment income	24,888

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in affiliated issuers	617,048
Futures contracts	26,458
Foreign currency	132
Realized gain distributions received from affiliated issuers	19,301
Realized gain distributions received from unaffiliated issuers	933

Net realized gain	663,872

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,000)
Investments in affiliated issuers	(1,129,042)
Futures contracts	52,700
Foreign currency	297

Net change in unrealized appreciation (depreciation)	(1,077,045)

Net realized and unrealized loss	(413,173)

Net decrease in net assets resulting from operations	$(388,285)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL-ASSET AGGRESSIVE STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$24,888	$60,403
Net realized gain on investments	663,872	824,966
Net change in unrealized appreciation (depreciation) on investments	(1,077,045)	915,300

Net increase (decrease) in net assets resulting from operations	(388,285)	1,800,669

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(32,421)	(4,100)[a]
C-Class	(56,510)	(4,071)[a]
H-Class	(17,469)	(1,726)[a]
Net realized gains
A-Class	—	(19,053)[a]
C-Class	—	(18,922)[a]
H-Class	—	(8,023)[a]

Total distributions to shareholders	(106,400)	(55,895)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	564,208	2,068,087
C-Class	893,522	1,443,010
H-Class	1,474,836	1,350,482
Redemption fees collected
A-Class	—	121
C-Class	—	128
H-Class	—	62
Distributions reinvested
A-Class	30,714	14,520
C-Class	50,150	21,423
H-Class	17,168	9,658
Cost of shares redeemed
A-Class	(4,012,179)	(2,185,888)
C-Class	(2,246,851)	(2,074,277)
H-Class	(2,257,775)	(2,331,122)

Net decrease from capital share transactions	(5,486,207)	(1,683,796)

Net increase (decrease) in net assets	(5,980,892)	60,978
NET ASSETS:
Beginning of year	17,211,385	17,150,407

End of year	$11,230,493	$17,211,385

Undistributed net investment income at end of year	$34,692	$106,401

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	54,903	215,657
C-Class	93,743	155,387
H-Class	147,220	140,593
Shares issued from reinvestment of distributions
A-Class	3,331	1,455
C-Class	5,686	2,227
H-Class	1,864	968
Shares redeemed
A-Class	(411,253)	(226,325)
C-Class	(235,389)	(228,788)
H-Class	(231,875)	(249,441)

Net decrease in shares	(571,770)	(188,267)

[a]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

ALL-ASSET AGGRESSIVE STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.40	$9.29	$6.98	$9.69	$10.28

Income (loss) from investment operations:
Net investment income[a]	.05	.07	.05	.12	.11
Net gain (loss) on investments (realized and unrealized)	—	1.07	2.37	(2.60)	(.48)

Total from investment operations	.05	1.14	2.42	(2.48)	(.37)

Less distributions from:
Net investment income	(.09)	(.01)[e]	(.10)[e]	(.22)[e]	(.06)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.01)[e]	(.16)[e]

Total distributions	(.09)	(.03)	(.11)	(.23)	(.22)

Redemption fees collected	—	— [b]	— [b]	— [b]	— [b]

Net asset value, end of period	$10.36	$10.40	$9.29	$6.98	$9.69

Total Return[c]	0.61%	12.31%	34.67%	(25.81%)	(3.77%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,449	$7,134	$6,457	$5,389	$8,596

Ratios to average net assets:
Net investment income	0.48%	0.70%	0.55%	1.40%	1.01%
Total expenses[d]	—	—	—	0.02%	0.01%

Portfolio turnover rate	77%	97%	185%	278%	120%

C-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.01	$9.01	$6.82	$9.56	$10.22

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.01)	(.02)	.05	.06
Net gain (loss) on investments (realized and unrealized)	(.01)	1.04	2.32	(2.56)	(.50)

Total from investment operations	(.03)	1.03	2.30	(2.51)	(.44)

Less distributions from:
Net investment income	(.09)	(.01)[e]	(.10)[e]	(.22)[e]	(.06)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.01)[e]	(.16)[e]

Total distributions	(.09)	(.03)	(.11)	(.23)	(.22)

Redemption fees collected	—	— [b]	— [b]	— [b]	— [b]

Net asset value, end of period	$9.89	$10.01	$9.01	$6.82	$9.56

Total Return[c]	(0.17%)	11.47%	33.72%	(26.48%)	(4.48%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,707	$7,135	$7,063	$4,667	$6,178

Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.09%)	(0.21%)	0.59%	0.60%
Total expenses[d]	0.75%	0.75%	0.75%	0.77%	0.76%

Portfolio turnover rate	77%	97%	185%	278%	120%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALL-ASSET AGGRESSIVE STRATEGY FUND FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008
Per Share Data
Net asset value, beginning of period	$10.40	$9.29	$6.97	$9.69	$10.29

Income (loss) from investment operations:
Net investment income[a]	.05	.06	.04	.11	.08
Net gain (loss) on investments (realized and unrealized)	—	1.08	2.39	(2.60)	(.46)

Total from investment operations	.05	1.14	2.43	(2.49)	(.38)

Less distributions from:
Net investment income	(.09)	(.01)[e]	(.10)[e]	(.22)[e]	(.06)[e]
Net realized gains	—	(.02)[e]	(.01)[e]	(.01)[e]	(.16)[e]

Total distributions	(.09)	(.03)	(.11)	(.23)	(.22)

Redemption fees collected	—	— [b]	— [b]	— [b]	— [b]

Net asset value, end of period	$10.36	$10.40	$9.29	$6.97	$9.69

Total Return[c]	0.61%	12.31%	34.86%	(25.92%)	(3.87%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,074	$2,943	$3,630	$3,240	$4,447

Ratios to average net assets:
Net investment income	0.53%	0.66%	0.53%	1.22%	0.80%
Total expenses[d]	—	—	—	0.02%	0.01%

Portfolio turnover rate	77%	97%	185%	278%	120%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	For financial reporting purposes, certain distributions from net investment income for federal tax purposes have been reclassified to distributions from realized gains.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust offers eight separate classes of shares, Investor Class shares, Investor2 Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At March 31, 2012, the Trust consisted of fifty-seven separate funds. This report covers the Asset Allocation Funds (the “Funds”), while the other funds are contained in separate reports. Only A-Class, C-Class, and H-Class shares had been issued in the Funds.

Guggenheim Investments (“Gl”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Rydex Distributors, LLC (“RDL”) acts as principal underwriter for the Trust. Gl, RFS and RDL are affiliated entities.

Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its investment objective by investing primarily in a combination of mutual funds (“the underlying funds”) within the same group of affiliated investment companies and exchange traded funds (“ETFs”) instead of in individual securities. The underlying funds are advised by GI.

Prior to September 13, 2010, all classes were subject to a 1% redemption fee when shares were redeemed within 30 days of purchase. Effective September 13, 2010, the redemption fee was removed.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The underlying funds are valued at their NAV as of the close of business, usually 4:00 p.m. on the valuation date and ETFs are valued at the last quoted sales price. Short-term securities with a maturity of 60 days or less and repurchase agreements, are valued at amortized cost, which approximates market value.

B. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as service and distribution fees related to C-Class shares, are charged directly to such class. In addition, certain expenses have been allocated on a pro rata basis to the individual Funds in the Trust based upon the respective aggregate net assets of each Fund included in the Trust.

E. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.

30  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

G. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

2.	Financial Instruments

As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments including options, futures, options on futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.

The Funds’ also directly utilize futures contracts as part of their investment strategies. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

In conjunction with the use of futures, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3.	Fees and Other Transactions with Affiliates

Gl manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay Gl a management fee. As part of its agreement with the Trust, Gl will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent, accounting and administrative services to the Funds. However, the related fees are paid by Gl, as noted above.

The Funds have not adopted a Distribution Plan or a Shareholder Services Plan with respect to A-Class shares and H-Class shares. Instead, the Funds invest in underlying funds that have a distribution plan that allows the underlying funds to pay distribution fees to RDL and other firms that provide distribution services (“Service Providers”). The underlying funds will pay distribution fees to RDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule l2b-l under the 1940 Act, as amended. If a Service Provider provides distribution or shareholder services, RDL will, in turn, pay the Service Provider for the services it provides at an annual rate not to exceed 0.25% of the average daily net assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have adopted a Distribution and Shareholder Services Plan applicable to their C-Class shares that allows the Funds to pay annual distribution and service fees of 0.75% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual 0.50% distribution fee reimburses RDL for paying the shareholder’s financial advisor an ongoing sales commission. RDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

4.	Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 31, 2012:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
All-Asset Conservative Strategy Fund	$11,507,409	$60,374	$3,083,720	$—	$14,651,503
All-Asset Moderate Strategy Fund	20,219,161	173,649	3,624,507	—	24,017,317
All-Asset Aggressive Strategy Fund	9,320,880	111,173	1,648,857	—	11,080,910

Liabilities
All-Asset Conservative Strategy Fund	$—	$30,446	$—	$—	$30,446
All-Asset Moderate Strategy Fund	—	42,033	—	—	42,033
All-Asset Aggressive Strategy Fund	—	19,074	—	—	19,074

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

For the year ended March 31, 2012, there were no transfers between levels.

5.	Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2012, the collateral for the repurchase agreements in the joint account was as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group 0.01% Due 04/02/12	$57,898,514	$57,898,562	U.S. Treasury Note 1.375% 11/30/2015	$57,159,300	$59,056,509

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6.	Derivative Investment Holdings Categorized by Risk Exposure

U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.

During the year ended March 31, 2012, the Funds sought to gain exposure to their respective investment strategies by investing in currency and financial-linked derivative instruments. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

	Approximate percentage of Fund’s net assets on a daily basis
Fund	Long	Short
All-Asset Conservative Strategy Fund	30%	10%
All-Asset Moderate Strategy Fund	30%	10%
All-Asset Aggressive Strategy Fund	40%	10%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2012:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate/Currency contracts	Variation margin	Variation margin

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2012:

	Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Interest Rate Contracts*	Futures Currency Contracts*	Total Value at March 31, 2012
All-Asset Conservative Strategy Fund	$58,204	$—	$2,170	$60,374
All-Asset Moderate Strategy Fund	171,479	—	2,170	173,649
All-Asset Aggressive Strategy Fund	108,792	211	2,170	111,173

	Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Interest Rate Contracts*	Futures Currency Contracts*	Total Value at March 31, 2012
All-Asset Conservative Strategy Fund	$10,441	$8,771	$11,234	$30,446
All-Asset Moderate Strategy Fund	21,455	1,293	19,285	42,033
All-Asset Aggressive Strategy Fund	7,840	—	11,234	19,074

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

Fund	Futures Equity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Total
All-Asset Conservative Strategy Fund	$(57,828)	$104,352	$13,449	$59,973
All-Asset Moderate Strategy Fund	(10,758)	109,588	39,069	137,899
All-Asset Aggressive Strategy Fund	(2,809)	25,188	4,079	26,458

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

Fund	Futures Equity Contracts	Futures Interest Rate Contracts	Futures Currency Contracts	Total
All-Asset Conservative Strategy Fund	$34,955	$(5,404)	$(9,064)	$20,487
All-Asset Moderate Strategy Fund	95,373	1,939	(17,115)	80,197
All-Asset Aggressive Strategy Fund	60,110	1,654	(9,064)	52,700

7.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken or to be taken on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2012, the following capital loss carryforward amounts were used:

Fund	Amount
All-Asset Conservative Strategy Fund	$293,956
All-Asset Moderate Strategy Fund	929,612
All-Asset Aggressive Strategy Fund	529,215

The tax character of distributions paid during the year ended March 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
All-Asset Conservative Strategy Fund	$181,985	$—	$181,985
All-Asset Moderate Strategy Fund	245,562	—	245,562
All-Asset Aggressive Strategy Fund	106,400	—	106,400

34  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

The tax character of distributions paid during the year ended March 31, 2011 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
All-Asset Conservative Strategy Fund	$135,363	$—	$135,363
All-Asset Moderate Strategy Fund	215,068	—	215,068
All-Asset Aggressive Strategy Fund	55,895	—	55,895

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 31, 2012 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward[1]
All-Asset Conservative Strategy Fund	$146,979	$—	$1,137,539	$(1,436,888)
All-Asset Moderate Strategy Fund	141,148	—	2,689,303	(6,442,665)
All-Asset Aggressive Strategy Fund	34,691	—	1,389,870	(2,766,495)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

Fund	Expires in 2017	Expires in 2018	Total Capital Loss Carryforward
All-Asset Conservative Strategy Fund	$(272,291)	$(1,164,597)	$(1,436,888)
All-Asset Moderate Strategy Fund	(3,058,305)	(3,384,360)	(6,442,665)
All-Asset Aggressive Strategy Fund	(1,337,352)	(1,429,143)	(2,766,495)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following reclassifications were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
All-Asset Conservative Strategy Fund	$—	$9,872	$(9,872)
All-Asset Moderate Strategy Fund	(1)	21,359	(21,358)
All-Asset Aggressive Strategy Fund	—	9,803	(9,803)

At March 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
All-Asset Conservative Strategy Fund	$13,450,027	$1,166,035	$(24,933)	$1,141,102
All-Asset Moderate Strategy Fund	21,143,435	2,738,786	(38,553)	2,700,233
All-Asset Aggressive Strategy Fund	9,579,492	1,421,090	(30,845)	1,390,245

8.	Securities Transactions

For the year ended March 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
All-Asset Conservative Strategy Fund	$15,135,879	$14,319,765
All-Asset Moderate Strategy Fund	16,348,901	20,134,465
All-Asset Aggressive Strategy Fund	8,207,075	12,307,008

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of All-Asset Conservative Strategy Fund, All-Asset Moderate Strategy Fund, and All-Asset Aggressive Strategy Fund (three of the series constituting the Rydex Series Funds) (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian, the transfer agent of the underlying funds and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2012

36  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2012, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
All-Asset Conservative Strategy Fund	2.24%
All-Asset Moderate Strategy Fund	5.23%
All-Asset Aggressive Strategy Fund	8.95%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
All-Asset Conservative Strategy Fund	2.22%
All-Asset Moderate Strategy Fund	5.17%
All-Asset Aggressive Strategy Fund	8.84%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on January 5, 2012, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
All-Asset Conservative Strategy Fund	614,913	16,698	9,143
All-Asset Moderate Strategy Fund	1,172,915	14,006	29,955
All-Asset Aggressive Strategy Fund	464,984	8,561	13,092

At a special meeting of shareholders held on November 22, 2011, the shareholders of the Funds also voted on whether to approve the election of nominees to the Board of Trustees. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia		Corey A. Colehour		J. Kenneth Dalton
For	1,443,600,903	For	1,444,213,017	For	1,444,422,997
Withhold	23,402,732	Withhold	22,790,618	Withhold	22,580,638
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

John O. Demaret		Richard M. Goldman		Werner E. Keller
For	1,445,255,754	For	1,443,668,595	For	1,445,494,273
Withhold	21,747,881	Withhold	23,335,040	Withhold	21,509,362
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

Thomas F. Lydon		Patrick T. McCarville		Roger Somers
For	1,444,219,448	For	1,445,357,773	For	1,443,486,735
Withhold	22,784,187	Withhold	21,645,862	Withhold	23,516,900
Total	1,467,003,635	Total	1,467,003,635	Total	1,467,003,635

At a special meeting of shareholders held on January 26, 2012, the shareholders of the Funds also voted on whether to approve a “manager of managers” arrangement for each of the Funds. Although shareholder votes were placed, not enough votes were received to meet the minimum requirements to constitute a majority vote. As such, the matter was closed.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  37

OTHER INFORMATION (Unaudited) (concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. The Transaction closed on February 29, 2012.

The Transaction should not result in material changes to the day-to-day management and operation of the Funds or any increase in fees.

In anticipation of the Transaction, the Board of Trustees of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Funds and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could have resulted in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreement will take effect if the Transaction is completed.

Election of Board Members

The Board also approved a proposal to elect nine individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Guggenheim Investments family of funds, would be appropriate. The Trusts’ shareholders ultimately approved the aforementioned proposal.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	148
Trustee, President (1951)	Rydex Variable Trust – 2012
	Rydex Dynamic Funds – 2012
	Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010.

INDEPENDENT TRUSTEES

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	148
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit, Governance and Nominating Committees (1995 to present)

J. Kenneth Dalton	Rydex Series Funds – 1995	148
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Governance and Nominating Committees (1995 to present); Chairman of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

John O. Demaret	Rydex Series Funds – 1997	148
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1941)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired; Member of the Audit Committee (1997 to present); Member of the Risk Oversight Committee (2010 to present)

Werner E. Keller	Rydex Series Funds – 2005	148
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Founder and President of Keller Partners, LLC (registered investment adviser) (2005 to present); Member of the Audit, Governance and Nominating Committees (2005 to present); Chairman and Member of the Risk Oversight Committee (2010 to present)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	148
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments (1996 to present); Member of the Audit, Governance and Nominating Committees (2005 to present)

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  39

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name, Position and Year of Birth	Length of Service As Trustee (Year Began)	Number of Funds Overseen
Patrick T. McCarville	Rydex Series Funds – 1997	148
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: CEO, Par Industries, Inc., d/b/a Par Leasing (1977 to 2010); Chairman of the Governance and Nominating Committees (1997 to present); Member of the Audit Committee (1997 to present)

Roger Somers	Rydex Series Funds – 1993	148
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and CEO of Arrow Limousine (1965 to present); Member of the Audit, Governance and Nominating Committees (1995 to present)

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President and Chief Investment Officer, Rydex Holdings, LLC; Director and Chairman of the Board, Advisor Research Center, Inc.; Manager, Rydex Specialized Products, LLC

Previous: Rydex Distributors, LLC (f/k/a Rydex Distributors, Inc.), Vice President (2009); Rydex Fund Services, LLC, Director (2009-2010), Secretary (2002-2010), Executive Vice President (2002-2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010), Secretary (2002-2010); Rydex Capital Partners, LLC, President and Secretary (2003-2007); Rydex Capital Partners II, LLC, (2003- 2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005-2008), Executive Vice President (2005-2006); Advisor Research Center, Inc., Secretary (2006-2009), Executive Vice President (2006); Rydex Specialized Products, LLC, Secretary (2005-2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer and Manager, Rydex Specialized Products, LLC; Chief Executive Officer and President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009), Senior Vice President (2003-2006); Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004-2009).

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years
Amy J. Lee* Vice President and Assistant Secretary (1960)	Current: Senior Vice President and Secretary, Security Investors, LLC; Secretary and Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President and Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President and Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President and Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President and Secretary (2010-2011); Brecek and Young Advisors, Inc., Director (2004-2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; Chief Financial Officer and Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Security Global Investors.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  41

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safe-keeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of

42  |  THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT  |  43

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

www.rydex-sgi.com

800.820.0888

RSEP-ANN-0312x0313

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)-(d) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 31, 2012 and March 31, 2011 were $991,403 and $960,156, respectively. The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended March 31, 2012 and March 31, 2011 were $0 and $20,889, respectively. The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2012 and March 31, 2011 was $9,216 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $39,216 and $47,000, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         Rydex Series Funds

By (Signature and Title)*             /s/ Donald C. Cacciapaglia

                                                       Donald C. Cacciapaglia, President

Date June 07, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*             /s/ Donald C. Cacciapaglia

                                                       Donald C. Cacciapaglia, President

Date June 07, 2012

By (Signature and Title)*             /s/ Nikolaos Bonos

                                                       Nikolaos Bonos, Vice President and Treasurer

Date June 07, 2012

*	Print the name and title of each signing officer under his or her signature.